UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Item 1.   Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 3.00% Initial Sales Charge	With sales charges	1/2/2004	6.38%	2.89%	4.55%	4.82%	1.07%
		Excluding sales charges		9.67	6.07	5.74	5.42	1.07
Investor Class Shares[5]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	6.79	3.15	4.29	4.60	1.42
		Excluding sales charges		9.53	5.80	5.48	5.20	1.42
Class B Shares[6]	Maximum 5.00% CDSC	With sales charges	1/2/2004	4.13	-0.00	4.37	4.41	2.17
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		9.13	5.00	4.69	4.41	2.17
Class C Shares	Maximum 1.00% CDSC	With sales charges	12/30/2002	8.13	3.96	4.69	4.41	2.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		9.13	4.96	4.69	4.41	2.17
Class I Shares	No Sales Charge		5/1/1989	9.80	6.31	6.01	5.68	0.82
Class R6 Shares	No Sales Charge		12/15/2017	9.84	6.40	6.10	5.38	0.73

1.	Effective March 5, 2021, the Fund replaced the subadvisor to the equity portion of the Fund and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies for the equity portion of the Fund.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to November 4, 2019, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
6.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 3000® Index[2]	21.09%	22.30%	12.43%	11.81%
Russell 1000® Value Index[3]	18.42	13.42	8.60	8.43
Bloomberg U.S. Intermediate Government/Credit Bond Index[4]	3.47	0.69	0.78	1.42
Balanced Composite Index[5]	12.30	8.37	5.81	5.86
Morningstar Moderate Allocation Category Average[6]	13.00	10.46	6.28	6.07

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the Russell 1000® Value Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The Russell 1000® Value Index, which is generally representative of the market sectors or types of investments in which the Fund invests, measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
4.	The Bloomberg U.S. Intermediate Government/Credit Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests, measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
5.	The Balanced Composite Index, which is generally representative of the market sectors or types of investments in which the Fund invests, consists of the Russell 1000® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.
6.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,096.70	$ 5.53	$1,019.59	$ 5.32	1.06%
Investor Class Shares	$1,000.00	$1,095.30	$ 6.88	$1,018.30	$ 6.62	1.32%
Class B Shares	$1,000.00	$1,091.30	$10.76	$1,014.57	$10.37	2.07%
Class C Shares	$1,000.00	$1,091.30	$10.76	$1,014.57	$10.37	2.07%
Class I Shares	$1,000.00	$1,098.00	$ 4.23	$1,020.84	$ 4.07	0.81%
Class R6 Shares	$1,000.00	$1,098.40	$ 3.81	$1,021.23	$ 3.67	0.73%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2024 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 2.50%-4.875%, due 5/15/24–2/15/34
2.	iShares Russell 1000 Value ETF
3.	JPMorgan Chase & Co.
4.	Vanguard Russell 1000 Value
5.	iShares Intermediate Government/Credit Bond ETF
6.	Merck & Co., Inc.
7.	Johnson & Johnson
8.	Vanguard Intermediate-Term Treasury ETF
9.	Cisco Systems, Inc.
10.	Morgan Stanley

8	MainStay Balanced Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 32.6%
Asset-Backed Securities 0.7%
Other Asset-Backed Securities 0.7%
Ballyrock CLO 23 Ltd.
Series 2023-23A, Class A1
7.304% (3 Month SOFR + 1.98%), due 4/25/36 (Jersey, C.I.) (a)(b)	$ 750,000	$ 756,397
Barings CLO Ltd.
Series 2024-1A, Class B
7.369% (3 Month SOFR + 2.10%), due 1/20/37 (Cayman Islands) (a)(b)	500,000	502,104
Benefit Street Partners CLO XXX Ltd.
Series 2023-30A, Class A
7.424% (3 Month SOFR + 2.10%), due 4/25/36 (Jersey, C.I.) (a)(b)	700,000	705,165
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
6.99% (3 Month SOFR + 1.662%), due 10/15/30 (Cayman Islands) (a)(b)	1,100,000	1,100,899
STORE Master Funding I-VII XIV XIX XX
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	304,376	259,558
		3,324,123
Total Asset-Backed Securities (Cost $3,350,412)		3,324,123
Corporate Bonds 13.0%
Aerospace & Defense 0.3%
BAE Systems plc
5.125%, due 3/26/29 (United Kingdom) (a)	850,000	834,402
Boeing Co. (The)
5.15%, due 5/1/30	290,000	274,279
5.805%, due 5/1/50	120,000	106,191
HEICO Corp.
5.35%, due 8/1/33	210,000	206,235
		1,421,107
Auto Manufacturers 0.5%
Ford Motor Co.
3.25%, due 2/12/32	205,000	165,113
Ford Motor Credit Co. LLC
4.542%, due 8/1/26	450,000	435,268
General Motors Financial Co., Inc.
6.05%, due 10/10/25	595,000	596,386
	Principal Amount	Value

Auto Manufacturers (continued)
Hyundai Capital America
5.68%, due 6/26/28 (a)	$ 580,000	$ 577,726
Volkswagen Group of America Finance LLC
5.60%, due 3/22/34 (Germany) (a)	295,000	287,952
		2,062,445
Auto Parts & Equipment 0.1%
Aptiv plc
3.25%, due 3/1/32	320,000	270,436
Banks 4.7%
ABN AMRO Bank NV
6.339% (1 Year Treasury Constant Maturity Rate + 1.65%), due 9/18/27 (Netherlands) (a)(b)	400,000	403,488
Bank of America Corp. (c)
1.734%, due 7/22/27	1,040,000	954,135
2.087%, due 6/14/29	865,000	752,557
5.202%, due 4/25/29	660,000	649,785
5.468%, due 1/23/35	200,000	194,494
Bank of New York Mellon Corp. (The)
6.474%, due 10/25/34 (c)	175,000	184,733
Barclays plc
7.385% (1 Year Treasury Constant Maturity Rate + 3.30%), due 11/2/28 (United Kingdom) (b)	405,000	423,009
Citigroup, Inc. (c)
2.014%, due 1/25/26	875,000	849,516
5.61%, due 9/29/26	1,050,000	1,047,691
6.174%, due 5/25/34	410,000	406,900
Citizens Bank NA
6.064%, due 10/24/25 (c)	380,000	378,217
Citizens Financial Group, Inc.
6.645%, due 4/25/35 (c)	265,000	265,741
Credit Suisse AG
7.95%, due 1/9/25 (Switzerland)	1,000,000	1,013,460
Danske Bank A/S
6.466% (1 Year Treasury Constant Maturity Rate + 2.10%), due 1/9/26 (Denmark) (a)(b)	850,000	851,097
Deutsche Bank AG
7.079%, due 2/10/34 (Germany) (c)	270,000	269,242
Goldman Sachs Group, Inc. (The)
5.70%, due 11/1/24	650,000	650,136
6.484%, due 10/24/29 (c)	345,000	355,985
HSBC Holdings plc (United Kingdom) (c)
6.547%, due 6/20/34	330,000	333,972

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
HSBC Holdings plc (United Kingdom) (c) (continued)
7.39%, due 11/3/28	$ 470,000	$ 492,718
JPMorgan Chase & Co. (c)
2.005%, due 3/13/26	190,000	183,800
5.012%, due 1/23/30	600,000	585,441
5.04%, due 1/23/28	625,000	616,133
5.546%, due 12/15/25	730,000	728,112
5.571%, due 4/22/28	295,000	294,767
5.581%, due 4/22/30	595,000	594,473
Mitsubishi UFJ Financial Group, Inc.
5.426% (1 Year Treasury Constant Maturity Rate + 1.00%), due 4/17/35 (Japan) (b)	200,000	195,133
Morgan Stanley (c)
4.679%, due 7/17/26	1,314,000	1,296,914
5.173%, due 1/16/30	160,000	156,879
5.656%, due 4/18/30	310,000	310,066
Morgan Stanley Bank NA
4.754%, due 4/21/26	425,000	419,467
4.952%, due 1/14/28 (c)	250,000	246,257
National Securities Clearing Corp.
5.00%, due 5/30/28 (a)	375,000	370,519
PNC Financial Services Group, Inc. (The) (c)
5.812%, due 6/12/26	415,000	415,086
6.615%, due 10/20/27	545,000	556,907
6.875%, due 10/20/34	20,000	21,228
Royal Bank of Canada
5.66%, due 10/25/24 (Canada)	605,000	605,060
Truist Bank
2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	250,000	240,803
Truist Financial Corp.
5.122%, due 1/26/34 (c)	160,000	149,084
U.S. Bancorp (c)
4.653%, due 2/1/29	150,000	144,571
6.787%, due 10/26/27	385,000	394,856
UBS Group AG (Switzerland) (a)
5.428% (1 Year Treasury Constant Maturity Rate + 1.52%), due 2/8/30 (b)	340,000	334,366
6.442%, due 8/11/28 (c)	550,000	558,390
	Principal Amount	Value

Banks (continued)
Wells Fargo & Co. (c)
5.198%, due 1/23/30	$ 845,000	$ 828,548
5.499%, due 1/23/35	385,000	373,984
		21,097,720
Beverages 0.1%
Constellation Brands, Inc.
4.90%, due 5/1/33	345,000	325,428
Keurig Dr Pepper, Inc.
Series 10
5.20%, due 3/15/31	130,000	127,076
		452,504
Biotechnology 0.2%
Amgen, Inc.
4.05%, due 8/18/29	590,000	555,004
5.15%, due 3/2/28	300,000	297,336
5.25%, due 3/2/30	200,000	198,236
		1,050,576
Chemicals 0.2%
Celanese US Holdings LLC
6.33%, due 7/15/29	420,000	426,052
6.55%, due 11/15/30	230,000	235,599
		661,651
Commercial Services 0.1%
Global Payments, Inc.
2.15%, due 1/15/27	400,000	366,218
Computers 0.0% ‡
Dell International LLC
5.40%, due 4/15/34	135,000	130,798
Diversified Financial Services 0.5%
American Express Co.
6.489%, due 10/30/31 (c)	390,000	408,217
Ares Management Corp.
6.375%, due 11/10/28	425,000	438,511
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	605,000	612,226
Charles Schwab Corp. (The)
6.196%, due 11/17/29 (c)	470,000	481,023
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	110,000	104,999
		2,044,976

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Electric 1.5%
AEP Texas, Inc.
4.70%, due 5/15/32	$ 40,000	$ 37,086
American Electric Power Co., Inc.
5.625%, due 3/1/33	220,000	215,048
Appalachian Power Co.
Series BB
4.50%, due 8/1/32	45,000	40,969
Arizona Public Service Co.
5.55%, due 8/1/33	415,000	406,805
Commonwealth Edison Co.
3.10%, due 11/1/24	290,000	286,167
Duke Energy Carolinas LLC
4.95%, due 1/15/33	195,000	187,681
Duke Energy Corp.
2.45%, due 6/1/30	240,000	202,176
4.50%, due 8/15/32	140,000	128,889
Duke Energy Ohio, Inc.
5.25%, due 4/1/33	70,000	68,297
Enel Finance America LLC
7.10%, due 10/14/27 (Italy) (a)	420,000	437,798
Entergy Arkansas LLC
5.15%, due 1/15/33	220,000	213,713
Florida Power & Light Co.
5.05%, due 4/1/28	640,000	636,454
Georgia Power Co.
4.65%, due 5/16/28	755,000	734,036
National Rural Utilities Cooperative Finance Corp.
5.05%, due 9/15/28	330,000	326,228
NextEra Energy Capital Holdings, Inc.
6.051%, due 3/1/25	280,000	280,554
Pacific Gas and Electric Co.
5.45%, due 6/15/27	400,000	397,452
6.10%, due 1/15/29	240,000	241,955
6.15%, due 1/15/33	450,000	450,413
6.40%, due 6/15/33	110,000	111,927
PECO Energy Co.
4.90%, due 6/15/33	310,000	298,975
Southern California Edison Co.
5.30%, due 3/1/28	380,000	377,858
5.95%, due 11/1/32	175,000	178,030
Southern Co. (The)
5.15%, due 10/6/25	220,000	218,444
5.70%, due 10/15/32	100,000	100,196
Xcel Energy, Inc.
5.50%, due 3/15/34	290,000	279,662
		6,856,813
	Principal Amount	Value

Entertainment 0.0% ‡
Warnermedia Holdings, Inc.
4.054%, due 3/15/29	$ 224,000	$ 204,329
Environmental Control 0.1%
Waste Connections, Inc.
2.60%, due 2/1/30	445,000	384,349
Food 0.1%
Kraft Heinz Foods Co.
3.75%, due 4/1/30	130,000	119,445
Tyson Foods, Inc.
5.40%, due 3/15/29	525,000	519,570
		639,015
Gas 0.2%
CenterPoint Energy Resources Corp.
1.75%, due 10/1/30	550,000	439,580
Southwest Gas Corp.
5.45%, due 3/23/28	220,000	219,083
		658,663
Healthcare-Products 0.3%
Baxter International, Inc.
3.95%, due 4/1/30	610,000	556,947
Solventum Corp.
5.45%, due 2/25/27 (a)	605,000	599,902
		1,156,849
Healthcare-Services 0.1%
HCA, Inc.
3.625%, due 3/15/32	620,000	533,290
Insurance 0.4%
Corebridge Financial, Inc.
3.85%, due 4/5/29	325,000	298,340
Corebridge Global Funding
5.20%, due 1/12/29 (a)	545,000	534,974
RGA Global Funding
6.00%, due 11/21/28 (a)	705,000	716,219
		1,549,533
Internet 0.2%
Amazon.com, Inc.
2.10%, due 5/12/31	430,000	353,879
Meta Platforms, Inc.
3.85%, due 8/15/32	440,000	399,486
		753,365
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Investment Companies 0.1%
Blackstone Private Credit Fund
7.05%, due 9/29/25	$ 420,000	$ 423,917
Media 0.1%
Paramount Global
4.20%, due 5/19/32	605,000	494,070
Mining 0.0% ‡
Newmont Corp.
5.35%, due 3/15/34 (a)	195,000	190,211
Miscellaneous—Manufacturing 0.0% ‡
3M Co.
3.05%, due 4/15/30	209,000	183,545
Oil & Gas 0.2%
Coterra Energy, Inc.
5.60%, due 3/15/34	195,000	190,680
Phillips 66 Co.
3.15%, due 12/15/29	535,000	475,066
		665,746
Packaging & Containers 0.1%
Berry Global, Inc.
5.65%, due 1/15/34 (a)	305,000	294,567
Pharmaceuticals 0.3%
AbbVie, Inc.
2.95%, due 11/21/26	240,000	226,614
5.05%, due 3/15/34	385,000	375,444
Cigna Group (The)
5.25%, due 2/15/34	195,000	187,921
CVS Health Corp.
3.75%, due 4/1/30	170,000	154,209
5.30%, due 6/1/33	65,000	62,842
Merck & Co., Inc.
2.15%, due 12/10/31	415,000	336,523
Pfizer Investment Enterprises Pte. Ltd.
4.75%, due 5/19/33	210,000	200,044
		1,543,597
Pipelines 0.4%
Columbia Pipelines Operating Co. LLC
5.927%, due 8/15/30 (a)	270,000	270,461
	Principal Amount	Value

Pipelines (continued)
Energy Transfer LP
3.75%, due 5/15/30	$ 185,000	$ 166,892
5.75%, due 2/15/33	205,000	203,361
Enterprise Products Operating LLC
4.85%, due 1/31/34	415,000	395,639
MPLX LP
4.95%, due 9/1/32	178,000	167,886
Targa Resources Partners LP
5.50%, due 3/1/30	755,000	736,540
		1,940,779
Real Estate Investment Trusts 0.4%
American Tower Corp.
2.10%, due 6/15/30	660,000	538,541
CubeSmart LP
2.25%, due 12/15/28	340,000	293,442
Simon Property Group LP
1.75%, due 2/1/28	425,000	372,917
Sun Communities Operating LP
2.70%, due 7/15/31	435,000	350,779
		1,555,679
Retail 0.3%
AutoZone, Inc.
5.20%, due 8/1/33	415,000	402,760
Home Depot, Inc. (The)
1.875%, due 9/15/31	385,000	306,050
Lowe's Cos., Inc.
4.80%, due 4/1/26	310,000	306,456
5.00%, due 4/15/33	205,000	197,984
5.15%, due 7/1/33	105,000	102,510
		1,315,760
Semiconductors 0.4%
Broadcom, Inc.
2.45%, due 2/15/31 (a)	385,000	316,417
Intel Corp.
5.125%, due 2/10/30	290,000	286,989
5.20%, due 2/10/33	215,000	209,770
Micron Technology, Inc.
5.375%, due 4/15/28	380,000	378,442
5.875%, due 9/15/33	215,000	215,953
QUALCOMM, Inc.
2.15%, due 5/20/30	490,000	414,930
		1,822,501
Software 0.3%
Fiserv, Inc.
5.35%, due 3/15/31	505,000	497,797

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Microsoft Corp.
2.525%, due 6/1/50	$ 220,000	$ 134,635
Oracle Corp.
4.50%, due 5/6/28	220,000	213,121
4.90%, due 2/6/33	280,000	265,074
6.15%, due 11/9/29	170,000	175,319
		1,285,946
Telecommunications 0.6%
AT&T, Inc.
2.25%, due 2/1/32	415,000	327,768
4.35%, due 3/1/29	955,000	911,213
T-Mobile USA, Inc.
2.625%, due 4/15/26	675,000	637,735
2.625%, due 2/15/29	135,000	118,632
5.75%, due 1/15/34	405,000	407,879
Verizon Communications, Inc.
2.10%, due 3/22/28	340,000	301,051
3.376%, due 2/15/25	8,000	7,858
		2,712,136
Transportation 0.1%
Norfolk Southern Corp.
3.00%, due 3/15/32	250,000	211,153
Union Pacific Corp.
2.80%, due 2/14/32	245,000	206,636
United Parcel Service, Inc.
4.45%, due 4/1/30	220,000	212,312
		630,101
Trucking & Leasing 0.1%
Penske Truck Leasing Co. LP (a)
5.75%, due 5/24/26	230,000	230,070
6.05%, due 8/1/28	165,000	166,777
		396,847
Total Corporate Bonds (Cost $58,636,367)		57,750,039
Foreign Government Bond 0.1%
France 0.1%
Electricite de France SA
5.65%, due 4/22/29 (a)	370,000	368,954
Total Foreign Government Bond (Cost $369,477)		368,954
	Principal Amount	Value
Mortgage-Backed Securities 0.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.2%
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class A5
2.717%, due 2/15/53	$ 1,000,000	$ 852,608
Whole Loan (Collateralized Mortgage Obligation) 0.1%
BRAVO Residential Funding Trust
Series 2023-NQM8, Class A1
6.394%, due 10/25/63 (a)(d)	479,562	478,681
Total Mortgage-Backed Securities (Cost $1,506,962)		1,331,289
U.S. Government & Federal Agencies 18.5%
United States Treasury Bonds 0.0% ‡
U.S. Treasury Bonds
4.375%, due 8/15/43	330,000	308,189
United States Treasury Notes 18.5%
U.S. Treasury Notes
2.50%, due 5/15/24	7,050,000	7,042,004
2.875%, due 5/31/25	1,300,000	1,267,754
4.00%, due 2/15/34	3,960,000	3,749,625
4.50%, due 4/15/27	19,900,000	19,697,891
4.625%, due 4/30/29	9,050,000	9,015,355
4.625%, due 4/30/31	13,650,000	13,586,016
4.875%, due 4/30/26	28,000,000	27,915,781
		82,274,426
Total U.S. Government & Federal Agencies (Cost $82,729,874)		82,582,615
Total Long-Term Bonds (Cost $146,593,092)		145,357,020

	Shares

Common Stocks 56.2%
Aerospace & Defense 1.8%
General Dynamics Corp.	14,134	4,057,730
L3Harris Technologies, Inc.	18,760	4,015,578
		8,073,308
Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	34,087	5,027,151
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Automobile Components 0.8%
Gentex Corp.	108,676	$ 3,727,587
Banks 4.3%
JPMorgan Chase & Co.	53,770	10,309,860
M&T Bank Corp.	34,649	5,002,969
PNC Financial Services Group, Inc. (The)	26,082	3,997,327
		19,310,156
Beverages 1.5%
Keurig Dr Pepper, Inc.	110,246	3,715,290
Pernod Ricard SA, Sponsored ADR (France)	96,829	2,932,951
		6,648,241
Biotechnology 0.8%
Gilead Sciences, Inc.	56,871	3,707,989
Building Products 1.5%
Fortune Brands Innovations, Inc.	34,609	2,529,918
Johnson Controls International plc	65,345	4,251,999
		6,781,917
Capital Markets 5.0%
Ares Management Corp.	27,856	3,707,355
Intercontinental Exchange, Inc.	25,605	3,296,900
KKR & Co., Inc.	32,827	3,055,209
LPL Financial Holdings, Inc.	10,375	2,792,224
Morgan Stanley	42,876	3,894,856
Nasdaq, Inc.	21,479	1,285,518
Raymond James Financial, Inc.	35,572	4,339,784
		22,371,846
Chemicals 0.6%
Axalta Coating Systems Ltd. (e)	85,405	2,685,133
Communications Equipment 2.1%
Cisco Systems, Inc.	130,566	6,133,991
F5, Inc. (e)	20,372	3,367,695
		9,501,686
Distributors 0.7%
LKQ Corp.	72,826	3,140,985
Diversified Consumer Services 0.8%
H&R Block, Inc.	74,024	3,496,154
	Shares	Value

Electrical Equipment 0.9%
Emerson Electric Co.	36,764	$ 3,962,424
Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	123,343	4,117,189
Entertainment 0.8%
Electronic Arts, Inc.	26,485	3,358,828
Financial Services 0.6%
Global Payments, Inc.	22,310	2,738,999
Food Products 0.6%
Archer-Daniels-Midland Co.	46,343	2,718,480
Gas Utilities 0.8%
Atmos Energy Corp.	28,967	3,415,209
Ground Transportation 0.6%
Knight-Swift Transportation Holdings, Inc.	52,083	2,407,797
Health Care Equipment & Supplies 0.9%
Boston Scientific Corp. (e)	52,783	3,793,514
Health Care Providers & Services 3.4%
Centene Corp. (e)	59,365	4,337,207
Elevance Health, Inc.	10,558	5,580,747
UnitedHealth Group, Inc.	10,644	5,148,503
		15,066,457
Hotel & Resort REITs 0.6%
Host Hotels & Resorts, Inc.	139,524	2,632,818
Hotels, Restaurants & Leisure 0.6%
Wyndham Hotels & Resorts, Inc.	37,747	2,774,782
Household Durables 0.7%
Lennar Corp., Class A	19,375	2,937,638
Insurance 2.8%
American International Group, Inc.	65,588	4,939,432
Everest Group Ltd.	7,835	2,870,823
MetLife, Inc.	66,579	4,732,435
		12,542,690

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Balanced Fund

	Shares	Value
Common Stocks (continued)
Interactive Media & Services 0.6%
Alphabet, Inc., Class C (e)	15,993	$ 2,633,088
IT Services 0.7%
Amdocs Ltd.	38,153	3,204,470
Machinery 0.6%
Middleby Corp. (The) (e)	20,521	2,851,803
Media 0.8%
Omnicom Group, Inc.	37,846	3,513,623
Multi-Utilities 0.9%
Sempra	54,184	3,881,200
Oil, Gas & Consumable Fuels 5.4%
Antero Resources Corp. (e)	83,204	2,829,768
ConocoPhillips	37,025	4,651,080
Coterra Energy, Inc.	105,698	2,891,897
EOG Resources, Inc.	28,629	3,782,750
Hess Corp.	17,665	2,782,061
Phillips 66	28,332	4,057,426
Targa Resources Corp.	26,301	2,999,892
		23,994,874
Personal Care Products 1.4%
Kenvue, Inc.	156,013	2,936,165
Unilever plc, Sponsored ADR (United Kingdom)	63,563	3,295,741
		6,231,906
Pharmaceuticals 5.9%
AstraZeneca plc, Sponsored ADR (United Kingdom)	48,923	3,712,277
Johnson & Johnson	48,437	7,003,506
Merck & Co., Inc.	58,586	7,570,483
Pfizer, Inc.	206,900	5,300,778
Roche Holding AG	10,672	2,553,162
		26,140,206
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A (e)	35,061	3,046,450
Semiconductors & Semiconductor Equipment 2.4%
Analog Devices, Inc.	18,337	3,678,586
NXP Semiconductors NV (China)	16,286	4,172,310
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	17,042	$ 2,826,416
		10,677,312
Specialized REITs 1.6%
Crown Castle, Inc.	38,171	3,579,677
Gaming and Leisure Properties, Inc.	78,847	3,369,132
		6,948,809
Total Common Stocks (Cost $211,164,779)		250,062,719
Exchange-Traded Funds 9.1%
iShares Intermediate Government/Credit Bond ETF	80,097	8,191,520
iShares Russell 1000 Value ETF	92,544	15,871,296
Vanguard Intermediate-Term Treasury ETF (f)	121,600	6,954,304
Vanguard Russell 1000 Value (f)	123,521	9,299,896
Total Exchange-Traded Funds (Cost $38,026,503)		40,317,016
Short-Term Investments 1.4%
Affiliated Investment Company 0.7%
MainStay U.S. Government Liquidity Fund, 5.242% (g)	3,033,470	3,033,470
Unaffiliated Investment Company 0.7%
Invesco Government & Agency Portfolio, 5.309% (g)(h)	3,077,100	3,077,100
Total Short-Term Investments (Cost $6,110,570)		6,110,570
Total Investments (Cost $401,894,944)	99.3%	441,847,325
Other Assets, Less Liabilities	0.7	3,314,713
Net Assets	100.0%	$ 445,162,038

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2024.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2024.
(e)	Non-income producing security.
(f)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $5,741,221; the total market value of collateral held by the Fund was $5,904,807. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,827,707. The Fund received cash collateral with a value of $3,077,100. (See Note 2(I))
(g)	Current yield as of April 30, 2024.
(h)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 2,083	$ 29,713	$ (28,763)	$ —	$ —	$ 3,033	$ 52	$ —	3,033
Futures Contracts
As of April 30, 2024, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	120	June 2024	$ 12,763,506	$ 12,569,063	$ (194,443)
U.S. Treasury 10 Year Notes	11	June 2024	1,215,020	1,181,812	(33,208)
U.S. Treasury 10 Year Ultra Bonds	1	June 2024	114,611	110,219	(4,392)
Total Long Contracts					(232,043)
Short Contracts
U.S. Treasury 2 Year Notes	(13)	June 2024	(2,641,009)	(2,634,531)	6,478
U.S. Treasury Long Bonds	(3)	June 2024	(355,573)	(341,438)	14,135
U.S. Treasury Ultra Bonds	(2)	June 2024	(250,477)	(239,125)	11,352
Total Short Contracts					31,965
Net Unrealized Depreciation					$ (200,078)

1.	As of April 30, 2024, cash in the amount of $179,404 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2024.
Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust
SOFR—Secured Overnight Financing Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Balanced Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 3,324,123	$ —	$ 3,324,123
Corporate Bonds	—	57,750,039	—	57,750,039
Foreign Government Bond	—	368,954	—	368,954
Mortgage-Backed Securities	—	1,331,289	—	1,331,289
U.S. Government & Federal Agencies	—	82,582,615	—	82,582,615
Total Long-Term Bonds	—	145,357,020	—	145,357,020
Common Stocks
Pharmaceuticals	23,587,044	2,553,162	—	26,140,206
All Other Industries	223,922,513	—	—	223,922,513
Total Common Stocks	247,509,557	2,553,162	—	250,062,719
Exchange-Traded Funds	40,317,016	—	—	40,317,016
Short-Term Investments
Affiliated Investment Company	3,033,470	—	—	3,033,470
Unaffiliated Investment Company	3,077,100	—	—	3,077,100
Total Short-Term Investments	6,110,570	—	—	6,110,570
Total Investments in Securities	293,937,143	147,910,182	—	441,847,325
Other Financial Instruments
Futures Contracts (b)	31,965	—	—	31,965
Total Investments in Securities and Other Financial Instruments	$ 293,969,108	$ 147,910,182	$ —	$ 441,879,290
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (232,043)	$ —	$ —	$ (232,043)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $398,861,474) including securities on loan of $5,741,221	$438,813,855
Investment in affiliated investment companies, at value (identified cost $3,033,470)	3,033,470
Cash	6,583,496
Cash collateral on deposit at broker for futures contracts	179,404
Receivables:
Investment securities sold	3,275,803
Dividends and interest	1,054,241
Fund shares sold	107,046
Securities lending	1,758
Other assets	73,752
Total assets	453,122,825
Liabilities
Cash collateral received for securities on loan	3,077,100
Payables:
Investment securities purchased	3,999,872
Fund shares redeemed	335,930
Manager (See Note 3)	240,412
Transfer agent (See Note 3)	101,844
NYLIFE Distributors (See Note 3)	88,610
Variation margin on futures contracts	50,061
Professional fees	35,986
Custodian	18,425
Shareholder communication	10,436
Trustees	142
Accrued expenses	1,969
Total liabilities	7,960,787
Net assets	$445,162,038
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 15,013
Additional paid-in-capital	402,600,013
402,615,026
Total distributable earnings (loss)	42,547,012
Net assets	$445,162,038
Class A
Net assets applicable to outstanding shares	$344,036,978
Shares of beneficial interest outstanding	11,603,661
Net asset value per share outstanding	$ 29.65
Maximum sales charge (3.00% of offering price)	0.92
Maximum offering price per share outstanding	$ 30.57
Investor Class
Net assets applicable to outstanding shares	$ 36,741,058
Shares of beneficial interest outstanding	1,239,245
Net asset value per share outstanding	$ 29.65
Maximum sales charge (2.50% of offering price)	0.76
Maximum offering price per share outstanding	$ 30.41
Class B
Net assets applicable to outstanding shares	$ 1,776,100
Shares of beneficial interest outstanding	60,728
Net asset value and offering price per share outstanding	$ 29.25
Class C
Net assets applicable to outstanding shares	$ 9,574,414
Shares of beneficial interest outstanding	327,518
Net asset value and offering price per share outstanding	$ 29.23
Class I
Net assets applicable to outstanding shares	$ 52,976,487
Shares of beneficial interest outstanding	1,780,214
Net asset value and offering price per share outstanding	$ 29.76
Class R6
Net assets applicable to outstanding shares	$ 57,001
Shares of beneficial interest outstanding	1,913
Net asset value and offering price per share outstanding(a)	$ 29.79

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Balanced Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $27,049)	$ 3,833,007
Interest	3,680,981
Dividends-affiliated	51,957
Securities lending, net	9,148
Total income	7,575,093
Expenses
Manager (See Note 3)	1,466,242
Distribution/Service—Class A (See Note 3)	430,324
Distribution/Service—Investor Class (See Note 3)	47,363
Distribution/Service—Class B (See Note 3)	12,361
Distribution/Service—Class C (See Note 3)	53,562
Distribution/Service—Class R2 (See Note 3)(a)	260
Distribution/Service—Class R3 (See Note 3)(a)	2,632
Transfer agent (See Note 3)	309,269
Registration	53,575
Professional fees	49,149
Custodian	18,709
Shareholder communication	12,413
Trustees	5,700
Shareholder service (See Note 3)	656
Miscellaneous	14,946
Total expenses before waiver/reimbursement	2,477,161
Expense waiver/reimbursement from Manager (See Note 3)	(28,110)
Net expenses	2,449,051
Net investment income (loss)	5,126,042
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	5,606,212
Futures transactions	(251,889)
Foreign currency transactions	1,343
Net realized gain (loss)	5,355,666
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	31,043,346
Futures contracts	(34,798)
Translation of other assets and liabilities in foreign currencies	(1,409)
Net change in unrealized appreciation (depreciation)	31,007,139
Net realized and unrealized gain (loss)	36,362,805
Net increase (decrease) in net assets resulting from operations	$41,488,847

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,126,042	$ 9,538,218
Net realized gain (loss)	5,355,666	(485,097)
Net change in unrealized appreciation (depreciation)	31,007,139	(12,348,597)
Net increase (decrease) in net assets resulting from operations	41,488,847	(3,295,476)
Distributions to shareholders:
Class A	(3,936,313)	(7,916,075)
Investor Class	(375,977)	(791,702)
Class B	(13,457)	(50,948)
Class C	(64,861)	(167,807)
Class I	(680,267)	(1,495,744)
Class R1(a)	(600)	(4,769)
Class R2(a)	(1,468)	(12,812)
Class R3(a)	(4,982)	(38,396)
Class R6	(734)	(1,952)
Total distributions to shareholders	(5,078,659)	(10,480,205)
Capital share transactions:
Net proceeds from sales of shares	20,062,015	61,966,081
Net asset value of shares issued to shareholders in reinvestment of distributions	4,995,375	10,314,554
Cost of shares redeemed	(51,422,791)	(92,500,140)
Increase (decrease) in net assets derived from capital share transactions	(26,365,401)	(20,219,505)
Net increase (decrease) in net assets	10,044,787	(33,995,186)
Net Assets
Beginning of period	435,117,251	469,112,437
End of period	$445,162,038	$435,117,251

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 27.34	$ 28.21	$ 37.09	$ 29.72	$ 30.98	$ 31.49
Net investment income (loss) (a)	0.34	0.59	0.36	0.27	0.36	0.44
Net realized and unrealized gain (loss)	2.31	(0.82)	(2.03)	7.70	(0.54)	1.58
Total from investment operations	2.65	(0.23)	(1.67)	7.97	(0.18)	2.02
Less distributions:
From net investment income	(0.34)	(0.61)	(0.33)	(0.28)	(0.41)	(0.46)
From net realized gain on investments	—	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.34)	(0.64)	(7.21)	(0.60)	(1.08)	(2.53)
Net asset value at end of period	$ 29.65	$ 27.34	$ 28.21	$ 37.09	$ 29.72	$ 30.98
Total investment return (b)	9.67%	(0.86)%	(5.35)%	27.03%	(0.53)%	7.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29%††	2.06%	1.22%	0.78%	1.21%	1.47%
Net expenses (c)	1.06%††	1.06%	1.06%	1.08%	1.13%	1.12%
Portfolio turnover rate	123%	313%	290%	182%	217%	194%
Net assets at end of period (in 000’s)	$ 344,037	$ 328,665	$ 345,376	$ 343,224	$ 252,574	$ 279,636

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 27.34	$ 28.20	$ 37.10	$ 29.75	$ 31.01	$ 31.51
Net investment income (loss) (a)	0.30	0.51	0.28	0.19	0.29	0.38
Net realized and unrealized gain (loss)	2.31	(0.80)	(2.03)	7.69	(0.55)	1.58
Total from investment operations	2.61	(0.29)	(1.75)	7.88	(0.26)	1.96
Less distributions:
From net investment income	(0.30)	(0.54)	(0.27)	(0.21)	(0.33)	(0.39)
From net realized gain on investments	—	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.30)	(0.57)	(7.15)	(0.53)	(1.00)	(2.46)
Net asset value at end of period	$ 29.65	$ 27.34	$ 28.20	$ 37.10	$ 29.75	$ 31.01
Total investment return (b)	9.53%	(1.08)%	(5.62)%	26.68%	(0.75)%	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%††	1.81%	0.95%	0.54%	0.97%	1.26%
Net expenses (c)	1.32%††	1.31%	1.32%	1.35%	1.38%	1.33%
Expenses (before waiver/reimbursement) (c)	1.43%††	1.41%	1.34%	1.37%	1.40%	1.35%
Portfolio turnover rate	123%	313%	290%	182%	217%	194%
Net assets at end of period (in 000's)	$ 36,741	$ 36,675	$ 40,341	$ 46,706	$ 47,358	$ 53,006

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class B		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 26.97	$ 27.81	$ 36.72	$ 29.56	$ 30.82	$ 31.35
Net investment income (loss) (a)	0.19	0.30	0.05	(0.07)	0.07	0.16
Net realized and unrealized gain (loss)	2.28	(0.80)	(1.99)	7.63	(0.54)	1.54
Total from investment operations	2.47	(0.50)	(1.94)	7.56	(0.47)	1.70
Less distributions:
From net investment income	(0.19)	(0.31)	(0.09)	(0.08)	(0.12)	(0.16)
From net realized gain on investments	—	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.19)	(0.34)	(6.97)	(0.40)	(0.79)	(2.23)
Net asset value at end of period	$ 29.25	$ 26.97	$ 27.81	$ 36.72	$ 29.56	$ 30.82
Total investment return (b)	9.13%	(1.83)%	(6.30)%	25.74%	(1.51)%	6.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%††	1.06%	0.18%	(0.21)%	0.23%	0.54%
Net expenses (c)	2.07%††	2.07%	2.07%	2.10%	2.13%	2.08%
Expenses (before waiver/reimbursement) (c)	2.17%††	2.16%	2.09%	2.12%	2.15%	2.10%
Portfolio turnover rate	123%	313%	290%	182%	217%	194%
Net assets at end of period (in 000’s)	$ 1,776	$ 2,999	$ 5,798	$ 9,645	$ 10,671	$ 15,049

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 26.95	$ 27.80	$ 36.71	$ 29.55	$ 30.81	$ 31.33
Net investment income (loss) (a)	0.19	0.30	0.06	(0.07)	0.07	0.18
Net realized and unrealized gain (loss)	2.28	(0.81)	(2.00)	7.63	(0.54)	1.53
Total from investment operations	2.47	(0.51)	(1.94)	7.56	(0.47)	1.71
Less distributions:
From net investment income	(0.19)	(0.31)	(0.09)	(0.08)	(0.12)	(0.16)
From net realized gain on investments	—	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.19)	(0.34)	(6.97)	(0.40)	(0.79)	(2.23)
Net asset value at end of period	$ 29.23	$ 26.95	$ 27.80	$ 36.71	$ 29.55	$ 30.81
Total investment return (b)	9.13%	(1.87)%	(6.30)%	25.75%	(1.51)%	6.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%††	1.06%	0.19%	(0.20)%	0.23%	0.59%
Net expenses (c)	2.07%††	2.07%	2.07%	2.10%	2.13%	2.08%
Expenses (before waiver/reimbursement) (c)	2.18%††	2.16%	2.09%	2.12%	2.15%	2.10%
Portfolio turnover rate	123%	313%	290%	182%	217%	194%
Net assets at end of period (in 000’s)	$ 9,574	$ 11,121	$ 17,020	$ 26,050	$ 30,769	$ 45,437

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 27.44	$ 28.31	$ 37.19	$ 29.80	$ 31.06	$ 31.56
Net investment income (loss) (a)	0.38	0.66	0.44	0.37	0.44	0.53
Net realized and unrealized gain (loss)	2.31	(0.81)	(2.03)	7.70	(0.55)	1.57
Total from investment operations	2.69	(0.15)	(1.59)	8.07	(0.11)	2.10
Less distributions:
From net investment income	(0.37)	(0.69)	(0.41)	(0.36)	(0.48)	(0.53)
From net realized gain on investments	—	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.37)	(0.72)	(7.29)	(0.68)	(1.15)	(2.60)
Net asset value at end of period	$ 29.76	$ 27.44	$ 28.31	$ 37.19	$ 29.80	$ 31.06
Total investment return (b)	9.80%	(0.61)%	(5.09)%	27.32%	(0.27)%	7.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55%††	2.30%	1.47%	1.08%	1.47%	1.75%
Net expenses (c)	0.81%††	0.81%	0.81%	0.84%	0.88%	0.87%
Portfolio turnover rate	123%	313%	290%	182%	217%	194%
Net assets at end of period (in 000’s)	$ 52,976	$ 53,113	$ 57,772	$ 72,481	$ 152,036	$ 177,076

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Class R6		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 27.47	$ 28.35	$ 37.23	$ 29.83	$ 31.06	$ 31.57
Net investment income (loss) (a)	0.39	0.69	0.46	0.39	0.61	0.53
Net realized and unrealized gain (loss)	2.32	(0.83)	(2.03)	7.73	(0.69)	1.59
Total from investment operations	2.71	(0.14)	(1.57)	8.12	(0.08)	2.12
Less distributions:
From net investment income	(0.39)	(0.71)	(0.43)	(0.40)	(0.48)	(0.56)
From net realized gain on investments	—	(0.03)	(6.88)	(0.32)	(0.67)	(2.07)
Total distributions	(0.39)	(0.74)	(7.31)	(0.72)	(1.15)	(2.63)
Net asset value at end of period	$ 29.79	$ 27.47	$ 28.35	$ 37.23	$ 29.83	$ 31.06
Total investment return (b)	9.84%	(0.51)%	(5.04)%	27.45%	(0.17)%	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63%††	2.40%	1.55%	1.12%	1.94%	1.75%
Net expenses (c)	0.73%††	0.72%	0.73%	0.74%	0.78%	0.77%
Portfolio turnover rate	123%	313%	290%	182%	217%	194%
Net assets at end of period (in 000’s)	$ 57	$ 52	$ 53	$ 61	$ 49	$ 14,697

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	May 1, 1989
Class R6	December 15, 2017
Effective at the close of business on February 23, 2024, Class R1, R2 and R3 shares were liquidated.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fees.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which

24	MainStay Balanced Fund

market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal
25

Notes to Financial Statements (Unaudited) (continued)
conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned

26	MainStay Balanced Fund

using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest
27

Notes to Financial Statements (Unaudited) (continued)
and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments.
Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of April 30, 2024:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$31,965	$31,965
Total Fair Value	$31,965	$31,965

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

28	MainStay Balanced Fund

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(232,043)	$(232,043)
Total Fair Value	$(232,043)	$(232,043)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(251,889)	$(251,889)
Total Net Realized Gain (Loss)	$(251,889)	$(251,889)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(34,798)	$(34,798)
Total Net Change in Unrealized Appreciation (Depreciation)	$(34,798)	$(34,798)

Average Notional Amount	Total
Futures Contracts Long	$14,444,488
Futures Contracts Short	$ (2,211,620)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the removal of MacKay Shields LLC ("MacKay Shields") as a subadvisor to the equity portion of the Fund and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as a subadvisor to the equity portion of the Fund. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.65% up to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.65% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $1,466,242 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $28,110 and paid Wellington and NYL Investors $349,487 and $247,369, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
29

Notes to Financial Statements (Unaudited) (continued)
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the period November 1, 2023 through February 23, 2024, shareholder service fees incurred by the Fund were as follows:

Class R1*	$ 26
Class R2*	104
Class R3*	526

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $10,682 and $1,228, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the six-month period ended April 30, 2024, of $16,437, $30 and $718, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$165,068	$ —
Investor Class	87,306	(20,998)
Class B	5,599	(1,273)
Class C	24,585	(5,839)
Class I	26,092	—
Class R1*	24	—
Class R2*	97	—
Class R3*	496	—
Class R6	2	—

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$34,924	61.3%

30	MainStay Balanced Fund

Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$404,493,123	$47,422,548	$(10,068,346)	$37,354,202
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $665,768, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$666	$—
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$ 9,944,673
Long-Term Capital Gains	535,532
Total	$10,480,205
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of U.S. government securities were $446,316 and $454,537, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $90,401 and $109,209, respectively.
31

Notes to Financial Statements (Unaudited) (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	544,290	$ 16,175,336
Shares issued to shareholders in reinvestment of distributions	128,796	3,867,071
Shares redeemed	(1,212,384)	(35,671,118)
Net increase (decrease) in shares outstanding before conversion	(539,298)	(15,628,711)
Shares converted into Class A (See Note 1)	120,857	3,606,818
Shares converted from Class A (See Note 1)	(712)	(21,190)
Net increase (decrease)	(419,153)	$(12,043,083)
Year ended October 31, 2023:
Shares sold	1,548,082	$ 44,180,228
Shares issued to shareholders in reinvestment of distributions	274,607	7,784,603
Shares redeemed	(2,164,362)	(61,622,715)
Net increase (decrease) in shares outstanding before conversion	(341,673)	(9,657,884)
Shares converted into Class A (See Note 1)	133,110	3,781,693
Shares converted from Class A (See Note 1)	(13,254)	(377,528)
Net increase (decrease)	(221,817)	$ (6,253,719)

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	21,373	$ 631,723
Shares issued to shareholders in reinvestment of distributions	12,467	374,741
Shares redeemed	(67,687)	(1,998,484)
Net increase (decrease) in shares outstanding before conversion	(33,847)	(992,020)
Shares converted into Investor Class (See Note 1)	15,249	451,946
Shares converted from Investor Class (See Note 1)	(83,840)	(2,505,886)
Net increase (decrease)	(102,438)	$ (3,045,960)
Year ended October 31, 2023:
Shares sold	64,061	$ 1,827,161
Shares issued to shareholders in reinvestment of distributions	27,830	789,111
Shares redeemed	(130,944)	(3,733,182)
Net increase (decrease) in shares outstanding before conversion	(39,053)	(1,116,910)
Shares converted into Investor Class (See Note 1)	36,922	1,060,041
Shares converted from Investor Class (See Note 1)	(86,523)	(2,454,105)
Net increase (decrease)	(88,654)	$ (2,510,974)

Class B	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	967	$ 29,015
Shares issued to shareholders in reinvestment of distributions	441	13,145
Shares redeemed	(21,195)	(621,944)
Net increase (decrease) in shares outstanding before conversion	(19,787)	(579,784)
Shares converted from Class B (See Note 1)	(30,699)	(898,130)
Net increase (decrease)	(50,486)	$ (1,477,914)
Year ended October 31, 2023:
Shares sold	2,287	$ 64,388
Shares issued to shareholders in reinvestment of distributions	1,744	48,820
Shares redeemed	(47,813)	(1,340,758)
Net increase (decrease) in shares outstanding before conversion	(43,782)	(1,227,550)
Shares converted from Class B (See Note 1)	(53,489)	(1,507,157)
Net increase (decrease)	(97,271)	$ (2,734,707)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	13,419	$ 390,759
Shares issued to shareholders in reinvestment of distributions	2,163	64,678
Shares redeemed	(85,693)	(2,502,629)
Net increase (decrease) in shares outstanding before conversion	(70,111)	(2,047,192)
Shares converted from Class C (See Note 1)	(14,974)	(439,109)
Net increase (decrease)	(85,085)	$ (2,486,301)
Year ended October 31, 2023:
Shares sold	42,430	$ 1,204,480
Shares issued to shareholders in reinvestment of distributions	5,996	167,716
Shares redeemed	(218,174)	(6,111,194)
Net increase (decrease) in shares outstanding before conversion	(169,748)	(4,738,998)
Shares converted from Class C (See Note 1)	(29,912)	(841,362)
Net increase (decrease)	(199,660)	$ (5,580,360)

32	MainStay Balanced Fund

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	88,289	$ 2,622,008
Shares issued to shareholders in reinvestment of distributions	22,232	668,714
Shares redeemed	(266,905)	(7,903,830)
Net increase (decrease) in shares outstanding before conversion	(156,384)	(4,613,108)
Shares converted into Class I (See Note 1)	709	21,190
Net increase (decrease)	(155,675)	$ (4,591,918)
Year ended October 31, 2023:
Shares sold	491,436	$ 14,118,732
Shares issued to shareholders in reinvestment of distributions	51,766	1,472,892
Shares redeemed	(660,021)	(18,893,780)
Net increase (decrease) in shares outstanding before conversion	(116,819)	(3,302,156)
Shares converted into Class I (See Note 1)	12,813	366,508
Shares converted from Class I (See Note 1)	(969)	(28,090)
Net increase (decrease)	(104,975)	$ (2,963,738)

Class R1	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	213	$ 6,072
Shares issued to shareholders in reinvestment of distributions	21	600
Shares redeemed	(5,858)	(174,282)
Net increase (decrease)	(5,624)	$ (167,610)
Year ended October 31, 2023:
Shares sold	1,365	$ 38,947
Shares issued to shareholders in reinvestment of distributions	168	4,769
Shares redeemed	(2,149)	(59,921)
Net increase (decrease)	(616)	$ (16,205)

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	112	$ 3,189
Shares issued to shareholders in reinvestment of distributions	30	878
Shares redeemed	(17,191)	(509,539)
Net increase (decrease)	(17,049)	$ (505,472)
Year ended October 31, 2023:
Shares sold	828	$ 23,643
Shares issued to shareholders in reinvestment of distributions	296	8,404
Shares redeemed	(7,102)	(198,535)
Net increase (decrease)	(5,978)	$ (166,488)

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	6,954	$ 203,907
Shares issued to shareholders in reinvestment of distributions	168	4,814
Shares redeemed	(68,530)	(2,040,606)
Net increase (decrease) in shares outstanding before conversion	(61,408)	(1,831,885)
Shares converted from Class R3 (See Note 1)	(7,263)	(215,639)
Net increase (decrease)	(68,671)	$ (2,047,524)
Year ended October 31, 2023:
Shares sold	16,350	$ 466,567
Shares issued to shareholders in reinvestment of distributions	1,284	36,287
Shares redeemed	(17,400)	(496,225)
Net increase (decrease)	234	$ 6,629

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1	$ 6
Shares issued to shareholders in reinvestment of distributions	24	734
Shares redeemed	(12)	(359)
Net increase (decrease)	13	$ 381
Year ended October 31, 2023:
Shares sold	1,497	$ 41,935
Shares issued to shareholders in reinvestment of distributions	69	1,952
Shares redeemed	(1,534)	(43,830)
Net increase (decrease)	32	$ 57

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“WMC”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, NYL Investors and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments, NYL Investors and WMC in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, NYL Investors and/or WMC that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually,
NYL Investors WMC personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, NYL Investors and WMC; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, NYL Investors and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments, NYL Investors and WMC with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to

34	MainStay Balanced Fund

each Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, NYL Investors and WMC.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, NYL Investors and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, NYL Investors and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors and WMC, evaluating the performance of NYL Investors and WMC, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and WMC and ongoing analysis of, and interactions with, NYL Investors and WMC with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ and WMC’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors and WMC provide to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ and WMC’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at NYL Investors and WMC.  The Board considered New York Life Investments’, NYL Investors’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, NYL Investors and WMC and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered NYL Investors’ and WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments, NYL Investors and WMC regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of NYL Investors and WMC and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-year period ended July 31, 2023, performed in line with its peer funds for the five- and ten-year periods ended July 31, 2023, and performed favorably relative to its peer funds for the three-year period ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and NYL Investors and WMC regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments, NYL Investors and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including NYL Investors, and WMC due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate. With respect to the profitability of WMC’s relationship with the Fund, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of
WMC’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, NYL Investors and WMC, and profitability of New York Life Investments and its affiliates, including NYL Investors, and WMC due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, and WMC’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments, NYL Investors and WMC and acknowledged that New York Life Investments, NYL Investors and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, NYL Investors and WMC to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, and WMC and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered

36	MainStay Balanced Fund

the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors and WMC is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments, NYL Investors and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, and voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
38	MainStay Balanced Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund's subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
39

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
40	MainStay Balanced Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022175 MS081-24	MSBL10-06/24
(NYLIM) NL231

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	11/15/2017	9.48%	3.90%	1.02%	-0.71%	1.55%
		Excluding sales charges		15.85	9.95	2.17	0.16	1.55
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	11/15/2017	10.01	4.27	0.89	-0.85	1.72
		Excluding sales charges		15.80	9.76	2.04	0.02	1.72
Class C Shares	Maximum 1.00% CDSC	With sales charges	11/15/2017	14.40	8.01	1.30	-0.70	2.48
	if Redeemed Within One Year of Purchase	Excluding sales charges		15.40	9.01	1.30	-0.70	2.48
Class I Shares	No Sales Charge		11/15/2017	16.09	10.24	2.51	0.50	1.29
Class R6 Shares	No Sales Charge		11/15/2017	16.15	10.38	2.53	0.52	1.23

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
MSCI Emerging Markets Index (Net)[2]	15.40%	9.88%	1.89%	1.49%
Morningstar Diversified Emerging Markets Category Average[3]	15.17	10.54	2.83	1.64

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected MSCI Emerging Markets Index (Net), which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
3.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,158.50	$ 7.30	$1,018.10	$ 6.82	1.36%
Investor Class Shares	$1,000.00	$1,158.00	$ 8.05	$1,017.40	$ 7.52	1.50%
Class C Shares	$1,000.00	$1,154.00	$12.05	$1,013.67	$11.27	2.25%
Class I Shares	$1,000.00	$1,160.90	$ 5.43	$1,019.84	$ 5.07	1.01%
Class R6 Shares	$1,000.00	$1,161.50	$ 5.43	$1,019.84	$ 5.07	1.01%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2024 (Unaudited)
China	27.5%
India	17.9
Taiwan	15.8
Republic of Korea	12.4
Brazil	6.0
South Africa	4.9
Turkey	4.1
Mexico	2.9
Saudi Arabia	2.1
Indonesia	1.9
Malaysia	0.9%
Philippines	0.8
Argentina	0.7
Thailand	0.5
Kazakhstan	0.3
Russia	0.0‡
Other Assets, Less Liabilities	1.3
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Samsung Electronics Co. Ltd.
3.	Tencent Holdings Ltd.
4.	SK Hynix, Inc.
5.	Bharti Airtel Ltd.
6.	Meituan
7.	Reliance Industries Ltd.
8.	China Merchants Bank Co. Ltd., Class H
9.	Gold Fields Ltd.
10.	Alibaba Group Holding Ltd.

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 96.1%
Argentina 0.7%
Banco Macro SA, ADR (Banks) (a)	20,000	$ 1,083,200
Brazil 5.0%
Banco BTG Pactual SA (Capital Markets) (a)	156,000	1,003,428
Cia de Saneamento Basico do Estado de Sao Paulo SABESP (Water Utilities)	32,000	498,063
MercadoLibre, Inc. (Broadline Retail) (a)	650	948,155
NU Holdings Ltd., Class A (Banks) (a)	180,000	1,954,800
PRIO SA (Oil, Gas & Consumable Fuels)	216,000	1,996,687
Suzano SA (Paper & Forest Products) (a)	84,000	945,700
WEG SA (Electrical Equipment)	92,000	700,728
		8,047,561
China 27.5%
Airtac International Group (Machinery)	30,000	1,061,565
Alibaba Group Holding Ltd. (Broadline Retail)	292,000	2,741,105
Anhui Huaheng Biotechnology Co. Ltd., Class A (Chemicals)	80,044	1,307,982
ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	68,000	771,526
Baidu, Inc., Class A (Interactive Media & Services) (a)	54,000	702,590
Bank of Jiangsu Co. Ltd., Class A (Banks)	2,419,960	2,696,154
BYD Co. Ltd., Class H (Automobiles)	20,000	548,165
China Merchants Bank Co. Ltd., Class H (Banks)	751,980	3,281,856
CMOC Group Ltd., Class H (Metals & Mining)	2,759,001	2,608,265
Eoptolink Technology, Inc. Ltd., Class A (Electronic Equipment, Instruments & Components)	96,994	1,129,833
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	520,000	588,961
Luzhou Laojiao Co. Ltd., Class A (Beverages)	24,000	615,522
Meituan (Hotels, Restaurants & Leisure) (a)(b)	248,000	3,415,927
NAURA Technology Group Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	33,177	1,458,708
NetEase, Inc. (Entertainment)	52,500	982,359
Nongfu Spring Co. Ltd., Class H (Beverages) (b)	176,000	1,033,262
PDD Holdings, Inc., ADR (Broadline Retail) (a)	20,000	2,503,600
	Shares	Value

China (continued)
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	412,000	$ 1,878,551
Sailun Group Co. Ltd., Class A (Automobile Components)	514,997	1,177,246
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A (Health Care Equipment & Supplies)	123,958	1,205,765
Shenzhen Transsion Holdings Co. Ltd., Class A (Technology Hardware, Storage & Peripherals)	36,500	725,057
SITC International Holdings Co. Ltd. (Marine Transportation)	252,960	551,024
Sunresin New Materials Co. Ltd., Class A (Chemicals)	126,992	819,911
Suzhou TFC Optical Communication Co. Ltd., Class A (Communications Equipment)	26,955	586,625
Tencent Holdings Ltd. (Interactive Media & Services)	141,900	6,238,751
Vipshop Holdings Ltd., ADR (Broadline Retail)	78,000	1,173,120
Xiaomi Corp., Class B (Technology Hardware, Storage & Peripherals) (a)(b)	480,000	1,043,505
Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy Equipment & Services)	370,500	1,632,460
		44,479,395
India 17.9%
ABB India Ltd. (Electrical Equipment)	26,000	2,033,042
APL Apollo Tubes Ltd. (Metals & Mining)	52,000	970,334
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	19,400	1,381,949
Axis Bank Ltd. (Banks)	132,000	1,844,207
Bharti Airtel Ltd. (Wireless Telecommunication Services)	222,000	3,514,086
Coforge Ltd. (IT Services)	15,600	943,754
Dixon Technologies India Ltd. (Household Durables)	17,000	1,699,258
ICICI Bank Ltd. (Banks)	188,000	2,591,798
Infosys Ltd. (IT Services)	37,000	625,525
KPIT Technologies Ltd. (Software)	50,000	895,213
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	95,000	3,326,901
Shriram Finance Ltd. (Consumer Finance)	54,000	1,639,715
Tata Motors Ltd. (Automobiles)	166,000	2,000,462
Torrent Pharmaceuticals Ltd. (Pharmaceuticals)	52,000	1,646,782

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
India (continued)
Trent Ltd. (Specialty Retail)	36,000	$ 1,886,346
Varun Beverages Ltd. (Beverages)	112,000	1,983,047
		28,982,419
Indonesia 1.9%
Bank Mandiri Persero Tbk. PT (Banks)	5,800,000	2,447,981
Sumber Alfaria Trijaya Tbk. PT (Consumer Staples Distribution & Retail)	3,600,000	646,734
		3,094,715
Kazakhstan 0.3%
Kaspi.KZ JSC, ADR (Consumer Finance)	3,400	400,384
Malaysia 0.9%
Press Metal Aluminium Holdings Bhd. (Metals & Mining)	1,240,000	1,394,935
Mexico 2.9%
Alsea SAB de CV (Hotels, Restaurants & Leisure) (a)	230,000	963,460
America Movil SAB de CV (Wireless Telecommunication Services)	1,320,000	1,256,758
Grupo Financiero Banorte SAB de CV, Class O (Banks)	246,000	2,434,762
		4,654,980
Philippines 0.8%
International Container Terminal Services, Inc. (Transportation Infrastructure)	214,000	1,231,591
Republic of Korea 10.8%
DB Insurance Co. Ltd. (Insurance)	26,000	1,825,086
KB Financial Group, Inc. (Banks)	40,000	2,167,642
Kia Motors Corp. (Automobiles)	10,500	888,148
Meritz Financial Group, Inc. (Financial Services)	32,000	1,816,879
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	105,000	5,811,551
Samsung Heavy Industries Co. Ltd. (Machinery) (a)	172,000	1,168,312
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	30,800	3,769,692
		17,447,310
Russia 0.0% ‡
Magnit PJSC (Consumer Staples Distribution & Retail) (c)(d)	6,769	—
	Shares	Value

Saudi Arabia 2.1%
Al Rajhi Bank (Banks)	58,000	$ 1,234,292
Dr. Sulaiman Al Habib Medical Services Group Co. (Health Care Providers & Services)	8,800	728,354
Elm Co. (IT Services)	2,900	706,731
United Electronics Co. (Specialty Retail)	29,000	764,774
		3,434,151
South Africa 4.9%
Capitec Bank Holdings Ltd. (Banks)	17,400	2,153,309
Gold Fields Ltd. (Metals & Mining)	190,000	3,096,781
Naspers Ltd., Class N (Broadline Retail)	13,800	2,640,985
		7,891,075
Taiwan 15.8%
Accton Technology Corp. (Communications Equipment)	54,000	755,309
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	8,000	750,578
ASE Technology Holding Co. Ltd. (Semiconductors & Semiconductor Equipment)	300,000	1,356,128
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	11,400	1,077,979
Chailease Holding Co. Ltd. (Financial Services)	199,000	1,056,078
CTBC Financial Holding Co. Ltd. (Banks)	2,160,000	2,256,497
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	88,000	565,814
Lotes Co. Ltd. (Electronic Equipment, Instruments & Components)	25,000	1,102,853
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	34,000	538,869
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	609,300	14,681,438
Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	20,000	1,444,401
		25,585,944
Thailand 0.5%
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels) (e)	540,000	790,101
Turkey 4.1%
BIM Birlesik Magazalar A/S (Consumer Staples Distribution & Retail)	120,000	1,433,472
Coca-Cola Icecek A/S (Beverages)	72,000	1,610,717

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Candriam Emerging Markets Equity Fund

	Shares	Value
Common Stocks (continued)
Turkey (continued)
Ford Otomotiv Sanayi A/S (Automobiles)	21,000	$ 722,471
Turkiye Garanti Bankasi A/S (Banks) (e)	640,000	1,630,441
Turkiye Petrol Rafinerileri A/S (Oil, Gas & Consumable Fuels)	204,000	1,231,991
		6,629,092
Total Common Stocks (Cost $134,309,409)		155,146,853
Preferred Stocks 2.6%
Brazil 1.0%
Itau Unibanco Holding SA (Banks)	282,000	1,703,101
Republic of Korea 1.6%
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals) 1.88%	54,000	2,530,658
Total Preferred Stocks (Cost $4,012,569)		4,233,759
Total Investments (Cost $138,321,978)	98.7%	159,380,612
Other Assets, Less Liabilities	1.3	2,118,315
Net Assets	100.0%	$ 161,498,927

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Illiquid security—As of April 30, 2024, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Fund’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $868,703. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $953,430. (See Note 2(I))

Abbreviation(s):
ADR—American Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
China	$ 3,676,720	$ 40,802,675	$ —	$ 44,479,395
India	—	28,982,419	—	28,982,419
Indonesia	—	3,094,715	—	3,094,715
Malaysia	—	1,394,935	—	1,394,935
Philippines	—	1,231,591	—	1,231,591
Republic of Korea	—	17,447,310	—	17,447,310
Saudi Arabia	—	3,434,151	—	3,434,151
South Africa	—	7,891,075	—	7,891,075
Taiwan	—	25,585,944	—	25,585,944
Thailand	—	790,101	—	790,101
Turkey	—	6,629,092	—	6,629,092
All Other Countries	14,186,125	—	—	14,186,125
Total Common Stocks	17,862,845	137,284,008	—	155,146,853
Preferred Stocks	1,703,101	2,530,658	—	4,233,759
Total Investments in Securities	$ 19,565,946	$ 139,814,666	$ —	$ 159,380,612

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Candriam Emerging Markets Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Automobile Components	$ 1,177,246	0.7%
Automobiles	4,159,246	2.6
Banks	29,480,040	18.3
Beverages	5,242,548	3.2
Broadline Retail	10,006,965	6.2
Capital Markets	1,003,428	0.6
Chemicals	2,127,893	1.3
Communications Equipment	1,341,934	0.8
Consumer Finance	2,040,099	1.3
Consumer Staples Distribution & Retail	2,080,206	1.3
Electrical Equipment	2,733,770	1.7
Electronic Equipment, Instruments & Components	2,798,500	1.7
Energy Equipment & Services	1,632,460	1.0
Entertainment	982,359	0.6
Financial Services	2,872,957	1.8
Health Care Equipment & Supplies	1,205,765	0.7
Health Care Providers & Services	2,110,303	1.3
Hotels, Restaurants & Leisure	4,379,387	2.7
Household Durables	1,699,258	1.1
Insurance	3,703,637	2.3
Interactive Media & Services	6,941,341	4.3
IT Services	2,276,010	1.4
Machinery	2,229,877	1.4
Marine Transportation	551,024	0.3
Metals & Mining	8,070,315	5.0
Oil, Gas & Consumable Fuels	7,345,680	4.6
Paper & Forest Products	945,700	0.6
Pharmaceuticals	1,646,782	1.0
Semiconductors & Semiconductor Equipment	23,633,392	14.6
Software	895,213	0.6
Specialty Retail	2,651,120	1.6
Technology Hardware, Storage & Peripherals	12,144,133	7.5
Textiles, Apparel & Luxury Goods	771,526	0.5
Transportation Infrastructure	1,231,591	0.8
Water Utilities	498,063	0.3
Wireless Telecommunication Services	4,770,844	3.0
	Value	Percent †^
	159,380,612	98.7
Other Assets, Less Liabilities	2,118,315	1.3
Net Assets	$161,498,927	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (identified cost $138,321,978) including securities on loan of $868,703	$159,380,612
Cash	3,227,377
Cash denominated in foreign currencies (identified cost $316,240)	315,999
Receivables:
Investment securities sold	633,502
Dividends	122,331
Fund shares sold	63,725
Securities lending	4,472
Other assets	51,180
Total assets	163,799,198
Liabilities
Payables:
Foreign capital gains tax (See Note 2)	1,053,813
Investment securities purchased	1,038,615
Manager (See Note 3)	101,441
Custodian	68,658
Professional fees	23,693
Fund shares redeemed	6,290
Transfer agent (See Note 3)	3,775
Shareholder communication	2,257
NYLIFE Distributors (See Note 3)	490
Trustees	30
Accrued expenses	1,209
Total liabilities	2,300,271
Net assets	$161,498,927
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 16,702
Additional paid-in-capital	171,528,768
171,545,470
Total distributable earnings (loss)	(10,046,543)
Net assets	$161,498,927
Class A
Net assets applicable to outstanding shares	$ 1,973,619
Shares of beneficial interest outstanding	204,741
Net asset value per share outstanding	$ 9.64
Maximum sales charge (5.50% of offering price)	0.56
Maximum offering price per share outstanding	$ 10.20
Investor Class
Net assets applicable to outstanding shares	$ 210,029
Shares of beneficial interest outstanding	21,825
Net asset value per share outstanding	$ 9.62
Maximum sales charge (5.00% of offering price)	0.51
Maximum offering price per share outstanding	$ 10.13
Class C
Net assets applicable to outstanding shares	$ 46,948
Shares of beneficial interest outstanding	4,975
Net asset value and offering price per share outstanding	$ 9.44
Class I
Net assets applicable to outstanding shares	$ 7,542,366
Shares of beneficial interest outstanding	774,811
Net asset value and offering price per share outstanding	$ 9.73
Class R6
Net assets applicable to outstanding shares	$151,725,965
Shares of beneficial interest outstanding	15,695,511
Net asset value and offering price per share outstanding	$ 9.67

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Equity Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $171,906)	$ 1,131,089
Securities lending, net	19,749
Other	11,015
Total income	1,161,853
Expenses
Manager (See Note 3)	778,428
Custodian	66,217
Professional fees	53,312
Registration	35,068
Transfer agent (See Note 3)	8,828
Shareholder communication	4,582
Distribution/Service—Class A (See Note 3)	2,428
Distribution/Service—Investor Class (See Note 3)	265
Distribution/Service—Class C (See Note 3)	259
Trustees	1,966
Miscellaneous	9,828
Total expenses before waiver/reimbursement	961,181
Expense waiver/reimbursement from Manager (See Note 3)	(170,759)
Net expenses	790,422
Net investment income (loss)	371,431
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	227,109
Foreign currency transactions	(199,664)
Net realized gain (loss)	27,445
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	22,990,973
Translation of other assets and liabilities in foreign currencies	29,594
Net change in unrealized appreciation (depreciation)	23,020,567
Net realized and unrealized gain (loss)	23,048,012
Net increase (decrease) in net assets resulting from operations	$23,419,443

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(199,352).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(758,544).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 371,431	$ 1,864,234
Net realized gain (loss)	27,445	(12,251,073)
Net change in unrealized appreciation (depreciation)	23,020,567	9,333,017
Net increase (decrease) in net assets resulting from operations	23,419,443	(1,053,822)
Distributions to shareholders:
Class A	(16,315)	(17,148)
Investor Class	(1,313)	(1,668)
Class I	(254,305)	(145,979)
Class R6	(1,543,945)	(1,134,919)
Total distributions to shareholders	(1,815,878)	(1,299,714)
Capital share transactions:
Net proceeds from sales of shares	16,348,267	60,890,791
Net asset value of shares issued to shareholders in reinvestment of distributions	1,217,522	1,018,121
Cost of shares redeemed	(26,408,567)	(19,933,822)
Increase (decrease) in net assets derived from capital share transactions	(8,842,778)	41,975,090
Net increase (decrease) in net assets	12,760,787	39,621,554
Net Assets
Beginning of period	148,738,140	109,116,586
End of period	$161,498,927	$148,738,140
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.39	$ 8.24	$ 12.73	$ 10.66	$ 8.97	$ 7.98
Net investment income (loss) (a)	0.01	0.08	0.13	0.04	0.02	0.10
Net realized and unrealized gain (loss)	1.31	0.14	(4.56)	2.06	1.85	0.93
Total from investment operations	1.32	0.22	(4.43)	2.10	1.87	1.03
Less distributions:
From net investment income	(0.07)	(0.07)	(0.06)	(0.03)	(0.18)	(0.04)
Net asset value at end of period	$ 9.64	$ 8.39	$ 8.24	$ 12.73	$ 10.66	$ 8.97
Total investment return (b)	15.85%	2.60%	(34.95)%	19.68%	21.14%	12.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12%††	0.84%	1.25%	0.30%	0.22%	1.18%
Net expenses (c)	1.36%††	1.33%	1.44%	1.47%	1.50%	1.50%
Expenses (before waiver/reimbursement) (c)	1.57%††	1.55%	1.77%	1.75%	2.00%	1.77%
Portfolio turnover rate	49%	60%	105%	74%	122%	107%
Net assets at end of period (in 000’s)	$ 1,974	$ 1,910	$ 2,144	$ 2,921	$ 1,111	$ 77

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.36	$ 8.22	$ 12.70	$ 10.65	$ 8.95	$ 7.97
Net investment income (loss) (a)	0.00‡	0.06	0.12	0.02	0.02	0.07
Net realized and unrealized gain (loss)	1.32	0.13	(4.55)	2.05	1.84	0.94
Total from investment operations	1.32	0.19	(4.43)	2.07	1.86	1.01
Less distributions:
From net investment income	(0.06)	(0.05)	(0.05)	(0.02)	(0.16)	(0.03)
Net asset value at end of period	$ 9.62	$ 8.36	$ 8.22	$ 12.70	$ 10.65	$ 8.95
Total investment return (b)	15.80%	2.33%	(34.99)%	19.49%	21.11%(c)	12.71%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%††	0.68%	1.09%	0.15%	0.17%	0.76%
Net expenses (d)	1.50%††	1.50%	1.57%	1.52%	1.52%	1.66%
Expenses (before waiver/reimbursement) (d)	1.71%††	1.72%	1.88%	1.81%	2.03%	1.92%
Portfolio turnover rate	49%	60%	105%	74%	122%	107%
Net assets at end of period (in 000's)	$ 210	$ 198	$ 256	$ 507	$ 360	$ 121

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.18	$ 8.05	$ 12.48	$ 10.52	$ 8.85	$ 7.91
Net investment income (loss) (a)	(0.04)	(0.02)	0.04	(0.08)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	1.30	0.15	(4.47)	2.04	1.83	0.95
Total from investment operations	1.26	0.13	(4.43)	1.96	1.78	0.94
Less distributions:
From net investment income	—	—	—	—	(0.11)	—
Net asset value at end of period	$ 9.44	$ 8.18	$ 8.05	$ 12.48	$ 10.52	$ 8.85
Total investment return (b)	15.40%	1.61%	(35.50)%	18.63%(c)	20.23%	11.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.85)%††	(0.18)%	0.36%	(0.63)%	(0.52)%	(0.13)%
Net expenses (d)	2.25%††	2.25%	2.31%	2.27%	2.27%	2.40%
Expenses (before waiver/reimbursement) (d)	2.45%††	2.48%	2.64%	2.57%	2.78%	2.67%
Portfolio turnover rate	49%	60%	105%	74%	122%	107%
Net assets at end of period (in 000’s)	$ 47	$ 71	$ 141	$ 212	$ 217	$ 56

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.48	$ 8.33	$ 12.85	$ 10.77	$ 8.99	$ 8.00
Net investment income (loss) (a)	0.02	0.12	0.16	0.05	0.05	(0.02)
Net realized and unrealized gain (loss)	1.34	0.12	(4.58)	2.11	1.87	1.07
Total from investment operations	1.36	0.24	(4.42)	2.16	1.92	1.05
Less distributions:
From net investment income	(0.11)	(0.09)	(0.10)	(0.08)	(0.14)	(0.06)
Net asset value at end of period	$ 9.73	$ 8.48	$ 8.33	$ 12.85	$ 10.77	$ 8.99
Total investment return (b)	16.09%	2.87%	(34.65)%	20.05%	21.60%	13.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%††	1.28%	1.65%	0.38%	0.55%	(0.26)%
Net expenses (c)	1.01%††	1.01%	1.06%	1.07%	1.15%	1.15%
Expenses (before waiver/reimbursement) (c)	1.29%††	1.29%	1.54%	1.52%	1.79%	1.52%
Portfolio turnover rate	49%	60%	105%	74%	122%	107%
Net assets at end of period (in 000’s)	$ 7,542	$ 20,401	$ 12,977	$ 4,532	$ 30	$ 40

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class R6		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.42	$ 8.28	$ 12.79	$ 10.71	$ 9.00	$ 8.01
Net investment income (loss) (a)	0.02	0.11	0.17	0.08	0.05	0.10
Net realized and unrealized gain (loss)	1.33	0.13	(4.57)	2.06	1.86	0.95
Total from investment operations	1.35	0.24	(4.40)	2.14	1.91	1.05
Less distributions:
From net investment income	(0.10)	(0.10)	(0.11)	(0.06)	(0.20)	(0.06)
Net asset value at end of period	$ 9.67	$ 8.42	$ 8.28	$ 12.79	$ 10.71	$ 9.00
Total investment return (b)	16.15%	2.82%	(34.65)%	20.05%	21.61%	13.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%††	1.24%	1.63%	0.58%	0.51%	1.11%
Net expenses (c)	1.01%††	1.01%	1.06%	1.07%	1.15%	1.15%
Expenses (before waiver/reimbursement) (c)	1.22%††	1.23%	1.40%	1.32%	1.53%	1.42%
Portfolio turnover rate	49%	60%	105%	74%	122%	107%
Net assets at end of period (in 000’s)	$ 151,726	$ 126,160	$ 93,598	$ 83,916	$ 83,230	$ 49,111

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	November 15, 2017
Investor Class	November 15, 2017
Class C	November 15, 2017
Class I	November 15, 2017
Class R6	November 15, 2017
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent

20	MainStay Candriam Emerging Markets Equity Fund

buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
21

Notes to Financial Statements (Unaudited) (continued)
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are

22	MainStay Candriam Emerging Markets Equity Fund

incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund's portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
23

Notes to Financial Statements (Unaudited) (continued)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Candriam, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 1.00% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A and Class I shares do not exceed 1.50% and 1.01%, respectively, of the Fund's average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. These agreements will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $778,428 and waived fees and/or reimbursed expenses in the amount of $170,759 and paid the Subadvisor fees in the amount of $303,834.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $22 and $38, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until

24	MainStay Candriam Emerging Markets Equity Fund

February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 944	$—
Investor Class	251	—
Class C	61	—
Class I	4,734	—
Class R6	2,838	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$28,261	0.4%
Class R6	28,263	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$143,852,012	$20,271,525	$(4,742,925)	$15,528,600
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $24,908,932, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$22,758	$2,151
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$1,299,714
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
25

Notes to Financial Statements (Unaudited) (continued)
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $75,854 and $90,109, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	585	$ 5,296
Shares issued to shareholders in reinvestment of distributions	1,798	16,131
Shares redeemed	(25,978)	(235,221)
Net increase (decrease) in shares outstanding before conversion	(23,595)	(213,794)
Shares converted into Class A (See Note 1)	633	5,828
Net increase (decrease)	(22,962)	$ (207,966)
Year ended October 31, 2023:
Shares sold	16,378	$ 149,198
Shares issued to shareholders in reinvestment of distributions	1,938	17,148
Shares redeemed	(57,528)	(516,759)
Net increase (decrease) in shares outstanding before conversion	(39,212)	(350,413)
Shares converted into Class A (See Note 1)	6,792	60,925
Net increase (decrease)	(32,420)	$ (289,488)

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,970	$ 17,964
Shares issued to shareholders in reinvestment of distributions	147	1,313
Shares redeemed	(3,392)	(31,981)
Net increase (decrease) in shares outstanding before conversion	(1,275)	(12,704)
Shares converted into Investor Class (See Note 1)	104	956
Shares converted from Investor Class (See Note 1)	(633)	(5,828)
Net increase (decrease)	(1,804)	$ (17,576)
Year ended October 31, 2023:
Shares sold	4,509	$ 40,548
Shares issued to shareholders in reinvestment of distributions	189	1,668
Shares redeemed	(11,260)	(101,809)
Net increase (decrease) in shares outstanding before conversion	(6,562)	(59,593)
Shares converted into Investor Class (See Note 1)	1,179	10,594
Shares converted from Investor Class (See Note 1)	(2,161)	(19,757)
Net increase (decrease)	(7,544)	$ (68,756)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares redeemed	(3,548)	$ (30,220)
Net increase (decrease) in shares outstanding before conversion	(3,548)	(30,220)
Shares converted from Class C (See Note 1)	(106)	(956)
Net increase (decrease)	(3,654)	$ (31,176)
Year ended October 31, 2023:
Shares sold	703	$ 6,000
Shares redeemed	(7,078)	(61,830)
Net increase (decrease) in shares outstanding before conversion	(6,375)	(55,830)
Shares converted from Class C (See Note 1)	(2,527)	(22,213)
Net increase (decrease)	(8,902)	$ (78,043)

26	MainStay Candriam Emerging Markets Equity Fund

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	11,212	$ 102,683
Shares issued to shareholders in reinvestment of distributions	26,035	235,619
Shares redeemed	(1,667,247)	(15,184,481)
Net increase (decrease)	(1,630,000)	$(14,846,179)
Year ended October 31, 2023:
Shares sold	1,673,240	$ 15,800,238
Shares issued to shareholders in reinvestment of distributions	14,494	129,432
Shares redeemed	(840,143)	(7,263,043)
Net increase (decrease)	847,591	$ 8,666,627

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,784,017	$ 16,222,324
Shares issued to shareholders in reinvestment of distributions	107,281	964,459
Shares redeemed	(1,177,383)	(10,926,664)
Net increase (decrease)	713,915	$ 6,260,119
Year ended October 31, 2023:
Shares sold	4,914,202	$ 44,894,807
Shares issued to shareholders in reinvestment of distributions	98,069	869,873
Shares redeemed	(1,334,945)	(11,990,381)
Net increase (decrease) in shares outstanding before conversion	3,677,326	33,774,299
Shares converted from Class R6 (See Note 1)	(3,328)	(29,549)
Net increase (decrease)	3,673,998	$ 33,744,750
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Candriam Emerging Markets Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Candriam in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and Candriam in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Candriam personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Candriam; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Candriam; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

28	MainStay Candriam Emerging Markets Equity Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Candriam resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Candriam, evaluating the performance of Candriam, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Candriam and ongoing analysis of, and interactions with, Candriam with respect to, among other things, the Fund’s investment performance and risks as well as Candriam’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Candriam provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated Candriam’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Candriam’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at Candriam.  The Board considered New York Life Investments’ and Candriam’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Candriam and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered Candriam’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Candriam regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of Candriam and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one- and three-year periods ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and Candriam regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Candriam
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because Candriam is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Candriam, and profitability of New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including Candriam’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and Candriam and acknowledged that New York Life Investments and Candriam must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund, including reputational and other indirect benefits.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

30	MainStay Candriam Emerging Markets Equity Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including Candriam, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Candriam is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and Candriam on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
31

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
32	MainStay Candriam Emerging Markets Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022269 MS081-24	MSCEME10-06/24
(NYLIM) NL440

MainStay Asset Allocation Funds

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Growth Allocation Fund
MainStay Equity Allocation Fund
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	7.48%	3.81%	2.83%	3.15%	0.83%
		Excluding sales charges		10.81	7.02	4.00	3.74	0.83
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	7.86	4.08	2.65	2.98	1.13
		Excluding sales charges		10.63	6.75	3.81	3.57	1.13
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	4/4/2005	5.30	0.92	2.69	2.79	1.89
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		10.30	5.92	3.03	2.79	1.89
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	9.30	5.02	3.04	2.79	1.89
	if Redeemed Within One Year of Purchase	Excluding sales charges		10.30	6.02	3.04	2.79	1.89
Class I Shares	No Sales Charge		4/4/2005	10.90	7.19	4.27	4.00	0.58
SIMPLE Class Shares	No Sales Charge		8/31/2020	10.63	6.67	N/A	2.11	1.18

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	4.97%	-1.47%	-0.16%	1.20%
S&P 500® Index[3]	20.98	22.66	13.19	12.41
MSCI EAFE® Index (Net)[4]	18.63	9.28	6.18	4.38
Conservative Allocation Composite Index[5]	10.97	6.49	4.66	5.03
Morningstar Moderately Conservative Allocation Category Average[6]	10.44	6.33	3.80	3.95

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Aggregate Bond Index is generally representative of the market sectors or types of investments in which the Fund invests. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
3.	The S&P 500® Index, which represents a broad measure of market performance, is generally representative of the market sectors or types of investments in which the Fund invests. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The MSCI EAFE® Index (Net), which is generally representative of the market sectors or types of investments in which the Fund invests, consists of international stocks representing the developed world outside of North America.
5.	The Conservative Allocation Composite Index, which is generally representative of the market sectors or types of investments in which the Fund invests, consists of the Bloomberg U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 60%, 30% and 10%, respectively.
6.	The Morningstar Moderately Conservative Allocation Category Average is a representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately conservative strategies prioritize preservation of capital over appreciation. They typically expect volatility similar to a strategic equity exposure between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,108.10	$1.94	$1,023.02	$1.86	0.37%
Investor Class Shares	$1,000.00	$1,106.30	$2.88	$1,022.13	$2.77	0.55%
Class B Shares	$1,000.00	$1,103.00	$6.80	$1,018.40	$6.52	1.30%
Class C Shares	$1,000.00	$1,103.00	$6.80	$1,018.40	$6.52	1.30%
Class I Shares	$1,000.00	$1,109.00	$0.63	$1,024.27	$0.60	0.12%
SIMPLE Class Shares	$1,000.00	$1,106.30	$3.25	$1,021.78	$3.12	0.62%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of April 30, 2024 (Unaudited)
Equity Funds	37.6%
Fixed Income Funds	52.5
Short-Term Investment	8.9
Other Assets, Less Liabilities	1.0
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 90.1%
Equity Funds 37.6%
IQ 500 International ETF	146,057	$ 4,869,672
IQ Candriam International Equity ETF	168,220	4,843,659
IQ Candriam U.S. Large Cap Equity ETF	236,182	10,088,514
IQ Candriam U.S. Mid Cap Equity ETF	254,589	7,591,666
IQ CBRE NextGen Real Estate ETF (a)	448,185	8,259,243
IQ FTSE International Equity Currency Neutral ETF	295,306	7,751,783
IQ Winslow Large Cap Growth ETF (a)	42,374	1,668,561
MainStay Candriam Emerging Markets Equity Fund Class R6	610,307	5,899,590
MainStay Epoch Capital Growth Fund Class I	91,920	1,321,557
MainStay Epoch International Choice Fund Class I	121,191	4,824,692
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	444,037	9,190,404
MainStay Fiera SMID Growth Fund Class R6	464,019	7,839,883
MainStay MacKay Convertible Fund Class I	427,305	7,733,578
MainStay PineStone International Equity Fund Class R6	288,626	4,655,024
MainStay PineStone U.S. Equity Fund Class R6	550,211	9,592,053
MainStay Winslow Large Cap Growth Fund Class R6	743,858	8,717,274
MainStay WMC Enduring Capital Fund Class R6 (a)	237,652	8,503,000
MainStay WMC Growth Fund Class R6 (a)	225,173	10,173,310
MainStay WMC International Research Equity Fund Class I	655,174	4,955,079
MainStay WMC Small Companies Fund Class I (a)	270,533	6,300,196
MainStay WMC Value Fund Class R6	281,540	8,596,131
Total Equity Funds (Cost $117,782,283)		143,374,869
Fixed Income Funds 52.5%
IQ MacKay ESG Core Plus Bond ETF (a)	2,848,007	58,309,526
IQ Mackay ESG High Income ETF (a)	245,215	6,392,755
MainStay Floating Rate Fund Class R6 (a)	2,221,104	19,711,630
MainStay MacKay High Yield Corporate Bond Fund Class R6	1,266,462	6,461,998
MainStay MacKay Short Duration High Income Fund Class I	1,784,224	16,839,864
MainStay MacKay Total Return Bond Fund Class R6 (a)	6,655,088	58,582,079
	Shares	Value

Fixed Income Funds (continued)
MainStay Mackay U.S. Infrastructure Bond Fund Class R6 (a)	4,000,881	$ 29,457,287
MainStay Short Term Bond Fund Class I (a)	446,219	4,020,567
Total Fixed Income Funds (Cost $212,660,576)		199,775,706
Total Affiliated Investment Companies (Cost $330,442,859)		343,150,575
Short-Term Investment 8.9%
Affiliated Investment Company 8.9%
MainStay U.S. Government Liquidity Fund, 5.242% (b)	33,950,436	33,950,436
Total Short-Term Investment (Cost $33,950,436)	8.9%	33,950,436
Total Investments (Cost $364,393,295)	99.0%	377,101,011
Other Assets, Less Liabilities	1.0	3,855,468
Net Assets	100.0%	$ 380,956,479

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of April 30, 2024, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 6,173	$ 38	$ (2,080)	$ 291	$ 448	$ 4,870	$ 99	$ —	146
IQ Candriam International Equity ETF	6,085	—	(2,168)	578	349	4,844	53	—	168
IQ Candriam U.S. Large Cap Equity ETF	10,202	145	(1,938)	651	1,028	10,088	63	—	236
IQ Candriam U.S. Mid Cap Equity ETF	6,126	1,005	(687)	40	1,108	7,592	47	—	255
IQ CBRE NextGen Real Estate ETF	—	8,840	(245)	6	(342)	8,259	95	—	448
IQ FTSE International Equity Currency Neutral ETF	7,363	—	(806)	179	1,016	7,752	73	—	295
IQ MacKay ESG Core Plus Bond ETF	71,018	—	(16,021)	(2,389)	5,701	58,309	1,789	—	2,848
IQ Mackay ESG High Income ETF	6,205	94	(163)	2	255	6,393	237	5	245
IQ U.S. Large Cap ETF	7,594	—	(8,108)	2,865	(2,351)	—	19	—	—
IQ U.S. Small Cap ETF	3,873	124	(4,896)	1,818	(919)	—	35	—	—
IQ Winslow Large Cap Growth ETF	1,257	55	—	—	357	1,669	—(a)	—	42
MainStay Candriam Emerging Markets Equity Fund Class R6	5,424	84	(415)	(56)	863	5,900	66	—	610
MainStay Epoch Capital Growth Fund Class I	1,277	8	(213)	13	236	1,321	8	—(a)	92
MainStay Epoch International Choice Fund Class I	3,621	925	(205)	39	445	4,825	69	—	121
MainStay Epoch U.S. Equity Yield Fund Class R6	7,756	1,722	(1,210)	204	718	9,190	115	260	444
MainStay Fiera SMID Growth Fund Class R6	6,061	1,191	(607)	47	1,148	7,840	—	177	464
MainStay Floating Rate Fund Class R6	20,710	1,277	(2,561)	(67)	353	19,712	910	—	2,221
MainStay MacKay Convertible Fund Class I	—	7,874	(91)	1	(50)	7,734	19	—	427
MainStay MacKay High Yield Corporate Bond Fund Class R6	6,224	255	(282)	(1)	266	6,462	217	—	1,266
MainStay MacKay Short Duration High Income Fund Class I (b)	15,854	730	(190)	(8)	454	16,840	532	—	1,784
MainStay MacKay Total Return Bond Fund Class R6	71,122	1,683	(18,235)	(3,994)	8,006	58,582	1,683	—	6,655
MainStay Mackay U.S. Infrastructure Bond Fund Class R6	—	29,835	—	—	(378)	29,457	397	—	4,001
MainStay PineStone International Equity Fund Class R6	3,635	899	(525)	25	621	4,655	19	—	289
MainStay PineStone U.S. Equity Fund Class R6	7,317	1,603	(246)	13	905	9,592	22	7	550
MainStay S&P 500 Index Fund Class I	5,599	255	(6,510)	2,673	(2,017)	—	79	176	—
MainStay Short Term Bond Fund Class I	7,526	308	(3,884)	(29)	100	4,021	186	—	446
MainStay U.S. Government Liquidity Fund	40,309	34,691	(41,050)	—	—	33,950	992	—	33,950
MainStay Winslow Large Cap Growth Fund Class R6	9,730	925	(3,634)	752	944	8,717	—	926	744
MainStay WMC Enduring Capital Fund Class R6	7,009	1,346	(1,140)	19	1,269	8,503	74	—	238
MainStay WMC Growth Fund Class R6	10,237	7	(2,618)	25	2,522	10,173	—	—	225
MainStay WMC International Research Equity Fund Class I	3,641	929	(207)	5	587	4,955	83	—	655
MainStay WMC Small Companies Fund Class I	4,133	1,824	(608)	70	881	6,300	17	—	271
MainStay WMC Value Fund Class R6	6,971	1,938	(935)	3	619	8,596	122	216	282
	$370,052	$100,610	$(122,478)	$ 3,775	$25,142	$377,101	$8,120	$1,767

(a)	Less than $500.
(b)	Prior to February 28, 2024, known as MainStay MacKay Short Duration High Yield Fund Class I.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Conservative Allocation Fund

Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2024 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/3/24	Daily	(5,415)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/3/24	Daily	(6,373)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24 - 11/12/24	Daily	8,950	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.60%	12/3/24	Daily	18,883	—
Citibank NA	iShares MSCI China ETF	1 day FEDF minus 0.56%	12/3/24	Daily	(2,134)	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/3/24	Daily	(19,089)	—
Citibank NA	iShares MSCI Emerging Markets ex China ETF	1 day FEDF plus 0.75%	12/3/24	Daily	7,667	—
Citibank NA	iShares MSCI India ETF	1 day FEDF plus 0.40%	12/3/24	Daily	4,183	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15% - plus 0.55%	5/7/24 - 4/24/25	Daily	11,283	—
JPMorgan Chase Bank NA	JPNYOIH Index	1 day FEDF plus 0.48%	2/14/25	Daily	3,713	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.13%	5/7/24 - 4/9/25	Daily	(15,827)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.47% - plus 0.51%	5/7/24	Daily	5,936	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.58%	12/3/24	Daily	11,105	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.35%	12/3/24	Daily	2,500	—
Citibank NA	S&P Small Cap 600 Total Return Index	1 day FEDF plus 0.45%	12/3/24	Daily	18,934	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 0.50%	12/3/24	Daily	(4,114)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of April 30, 2024.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(1,878)	(250,881)	—	4.63
Apollo Commercial Real Estate Finance, Inc.	(266)	(35,570)	—	0.66
Atlantica Sustainable Infrastructure plc	(185)	(24,695)	—	0.46
Brandywine Realty Trust	(302)	(40,400)	—	0.75
Carnival Corp.	(4,479)	(598,324)	—	11.05
Chart Industries, Inc.	(1,650)	(220,425)	—	4.07
Coherent Corp.	(1,022)	(136,536)	—	2.52
CommScope Holding Co, Inc.	(31)	(4,141)	—	0.08
Crane NXT Co	(1,203)	(160,744)	—	2.97
Cushman & Wakefield plc	(341)	(45,503)	—	0.84
Delta Air Lines, Inc.	(4,425)	(591,196)	—	10.92
Designer Brands, Inc.	(267)	(35,669)	—	0.66
DigitalBridge Group, Inc.	(471)	(62,915)	—	1.16
Elanco Animal Health, Inc.	(1,693)	(226,176)	—	4.18
Entegris, Inc.	(2,724)	(363,844)	—	6.72
Fidelity National Information Services, Inc.	(3,803)	(508,096)	—	9.38
Hanesbrands, Inc.	(800)	(106,806)	—	1.97
JetBlue Airways Corp.	(585)	(78,197)	—	1.44
Lumen Technologies, Inc.	(650)	(86,864)	—	1.60
MKS Instruments, Inc.	(967)	(129,191)	—	2.39
Oatly Group AB	(76)	(10,175)	—	0.19
Opendoor Technologies, Inc.	(578)	(77,202)	—	1.43
Par Pacific Holdings, Inc.	(396)	(52,885)	—	0.98
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
PureCycle Technologies, Inc.	(175)	(23,416)	—	0.43
Scorpio Tankers, Inc.	(1,214)	(162,212)	—	3.00
Topgolf Callaway Brands Corp.	(366)	(48,923)	—	0.90
Uber Technologies, Inc.	(6,461)	(863,175)	—	15.94
United Airlines Holdings, Inc.	(3,523)	(470,643)	—	8.69
The following table represents the basket holdings underlying the total return swap with Citi Zombie Company Basket as of April 30, 2024.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AppLovin Corp.	(3,008)	(332,360)	—	5.22
Array Technologies Inc.	(1,071)	(118,309)	—	1.86
Asana Inc.	(616)	(68,061)	—	1.07
BILL Holdings Inc.	(2,169)	(239,609)	—	3.76
BioCryst Pharmaceuticals Inc.	(170)	(18,736)	—	0.29
Bloom Energy Corp.	(523)	(57,837)	—	0.91
Bridgebio Pharma Inc.	(1,565)	(172,873)	—	2.71
Carnival Corp.	(3,963)	(437,854)	—	6.87
Children's Place Inc./The	(83)	(9,154)	—	0.14
Cinemark Holdings Inc.	(798)	(88,194)	—	1.38
Coeur Mining Inc.	(432)	(47,765)	—	0.75
Cytokinetics Inc.	(1,251)	(138,198)	—	2.17
DigitalBridge Group, Inc.	(589)	(65,038)	—	1.02
Emergent BioSolutions Inc.	(69)	(7,666)	—	0.12
Enviva Inc.	(9)	(1,046)	—	0.02
Exact Sciences Corp.	(1,821)	(201,201)	—	3.16
Fastly Inc.	(800)	(88,377)	—	1.39
Gap Inc./The	(3,244)	(358,424)	—	5.62
Guardant Health Inc.	(609)	(67,247)	—	1.06
IAC Inc.	(587)	(64,873)	—	1.02
Infinera Corp.	(209)	(23,038)	—	0.36
Insmed Inc.	(538)	(59,461)	—	0.93
JetBlue Airways Corp.	(732)	(80,836)	—	1.27
Kyndryl Holdings Inc.	(490)	(54,166)	—	0.85
Lyft Inc.	(4,057)	(448,241)	—	7.03
NeoGenomics Inc.	(389)	(42,992)	—	0.67
Oscar Health Inc.	(2,096)	(231,593)	—	3.63
Pacific Biosciences of California Inc.	(108)	(11,894)	—	0.19
Peloton Interactive Inc.	(428)	(47,258)	—	0.74
Q2 Holdings Inc.	(768)	(84,881)	—	1.33
Redfin Corp.	(267)	(29,450)	—	0.46
Revance Therapeutics Inc.	(72)	(7,946)	—	0.13
RingCentral Inc.	(1,107)	(122,364)	—	1.92
Rivian Automotive Inc.	(1,621)	(179,105)	—	2.81
Royal Caribbean Cruises Ltd.	(5,909)	(652,879)	—	10.24
Scotts Miracle-Gro Co/The	(908)	(100,274)	—	1.57
Spirit AeroSystems Holdings Inc.	(788)	(87,069)	—	1.37
Spirit Airlines Inc.	(89)	(9,822)	—	0.15
Sweetgreen Inc.	(864)	(95,482)	—	1.50
TG Therapeutics Inc.	(810)	(89,465)	—	1.40
Twist Bioscience Corp.	(862)	(95,292)	—	1.50
Vistra Corp.	(4,748)	(524,646)	—	8.23
Warner Bros Discovery Inc.	(1,323)	(146,229)	—	2.29
Wix.com Ltd.	(1,270)	(140,350)	—	2.20
Wolfspeed Inc.	(1,019)	(112,560)	—	1.77
WW International Inc.	(184)	(20,328)	—	0.32
Wynn Resorts Ltd.	(2,302)	(254,346)	—	3.99
Xerox Holdings Corp.	(347)	(38,384)	—	0.60

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Conservative Allocation Fund

1.	As of April 30, 2024, cash in the amount $1,350,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2024.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 143,374,869	$ —	$ —	$ 143,374,869
Fixed Income Funds	199,775,706	—	—	199,775,706
Total Affiliated Investment Companies	343,150,575	—	—	343,150,575
Short-Term Investment
Affiliated Investment Company	33,950,436	—	—	33,950,436
Total Investments in Securities	$ 377,101,011	$ —	$ —	$ 377,101,011

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $364,393,295)	$377,101,011
Cash	3,810,373
Cash collateral on deposit at broker for swap contracts	1,350,000
Receivables:
Dividends	143,240
Fund shares sold	47,754
Manager (See Note 3)	7,216
Prepaid expenses	16
Other assets	83,009
Total assets	382,542,619
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	1,182,320
Fund shares redeemed	188,742
NYLIFE Distributors (See Note 3)	86,280
Transfer agent (See Note 3)	70,398
Shareholder communication	28,472
Custodian	18,181
Professional fees	9,853
Trustees	121
Accrued expenses	1,773
Total liabilities	1,586,140
Net assets	$380,956,479
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 33,182
Additional paid-in-capital	365,714,256
365,747,438
Total distributable earnings (loss)	15,209,041
Net assets	$380,956,479
Class A
Net assets applicable to outstanding shares	$327,432,955
Shares of beneficial interest outstanding	28,506,476
Net asset value per share outstanding	$ 11.49
Maximum sales charge (3.00% of offering price)	0.36
Maximum offering price per share outstanding	$ 11.85
Investor Class
Net assets applicable to outstanding shares	$ 31,566,031
Shares of beneficial interest outstanding	2,749,195
Net asset value per share outstanding	$ 11.48
Maximum sales charge (2.50% of offering price)	0.29
Maximum offering price per share outstanding	$ 11.77
Class B
Net assets applicable to outstanding shares	$ 2,007,315
Shares of beneficial interest outstanding	178,110
Net asset value and offering price per share outstanding	$ 11.27
Class C
Net assets applicable to outstanding shares	$ 10,605,701
Shares of beneficial interest outstanding	941,215
Net asset value and offering price per share outstanding	$ 11.27
Class I
Net assets applicable to outstanding shares	$ 6,557,842
Shares of beneficial interest outstanding	563,885
Net asset value and offering price per share outstanding	$ 11.63
SIMPLE Class
Net assets applicable to outstanding shares	$ 2,786,635
Shares of beneficial interest outstanding	243,323
Net asset value and offering price per share outstanding	$ 11.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Conservative Allocation Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 8,120,438
Expenses
Distribution/Service—Class A (See Note 3)	411,713
Distribution/Service—Investor Class (See Note 3)	40,508
Distribution/Service—Class B (See Note 3)	13,237
Distribution/Service—Class C (See Note 3)	59,425
Distribution/Service—Class R2 (See Note 3)(a)	74
Distribution/Service—Class R3 (See Note 3)(a)	3,602
Distribution/Service—SIMPLE Class (See Note 3)	6,388
Transfer agent (See Note 3)	188,516
Registration	48,867
Professional fees	34,436
Custodian	15,616
Trustees	4,838
Shareholder communication	1,621
Shareholder service (See Note 3)	749
Miscellaneous	10,287
Total expenses before waiver/reimbursement	839,877
Expense waiver/reimbursement from Manager (See Note 3)	(30,653)
Net expenses	809,224
Net investment income (loss)	7,311,214
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	3,775,203
Realized capital gain distributions from affiliated investment companies	1,766,836
Swap transactions	1,399,730
Net realized gain (loss)	6,941,769
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	25,141,646
Net realized and unrealized gain (loss)	32,083,415
Net increase (decrease) in net assets resulting from operations	$39,394,629

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,311,214	$ 13,178,524
Net realized gain (loss)	6,941,769	(10,589,000)
Net change in unrealized appreciation (depreciation)	25,141,646	7,901,408
Net increase (decrease) in net assets resulting from operations	39,394,629	10,490,932
Distributions to shareholders:
Class A	(4,863,537)	(9,330,355)
Investor Class	(445,301)	(887,959)
Class B	(24,431)	(103,952)
Class C	(117,218)	(354,812)
Class I	(115,708)	(221,882)
Class R2(a)	(1,155)	(4,078)
Class R3(a)	(17,224)	(62,481)
SIMPLE Class	(36,139)	(43,011)
	(5,620,713)	(11,008,530)
Distributions to shareholders from return of capital:
Class A	—	(5,483,513)
Investor Class	—	(521,859)
Class B	—	(61,094)
Class C	—	(208,526)
Class I	—	(130,401)
Class R2 (a)	—	(2,396)
Class R3 (a)	—	(36,720)
SIMPLE Class	—	(25,278)
	—	(6,469,787)
Total distributions to shareholders	(5,620,713)	(17,478,317)
Capital share transactions:
Net proceeds from sales of shares	14,247,600	28,523,895
Net asset value of shares issued to shareholders in reinvestment of distributions	5,566,256	17,304,759
Cost of shares redeemed	(43,746,330)	(71,998,268)
Increase (decrease) in net assets derived from capital share transactions	(23,932,474)	(26,169,614)
Net increase (decrease) in net assets	9,841,442	(33,156,999)
	Six months ended April 30, 2024	Year ended October 31, 2023
Net Assets
Beginning of period	$371,115,037	$404,272,036
End of period	$380,956,479	$371,115,037

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 10.52	$ 10.74	$ 13.53	$ 12.23	$ 11.96	$ 11.69
Net investment income (loss) (a)	0.22	0.37	0.25	0.22	0.25	0.24
Net realized and unrealized gain (loss)	0.92	(0.10)	(2.02)	1.64	0.33	0.69
Total from investment operations	1.14	0.27	(1.77)	1.86	0.58	0.93
Less distributions:
From net investment income	(0.17)	(0.12)	(0.44)	(0.19)	(0.26)	(0.28)
From net realized gain on investments	—	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	—	(0.18)	—	—	—	—
Total distributions	(0.17)	(0.49)	(1.02)	(0.56)	(0.31)	(0.66)
Net asset value at end of period	$ 11.49	$ 10.52	$ 10.74	$ 13.53	$ 12.23	$ 11.96
Total investment return (b)	10.81%	2.41%	(14.05)%	15.51%	5.00%	8.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.81%††	3.34%	2.09%	1.67%	2.10%	2.11%
Net expenses (c)	0.37%††	0.37%	0.35%	0.37%	0.37%	0.38%
Portfolio turnover rate	19%	19%	38%	25%	70%	46%
Net assets at end of period (in 000’s)	$ 327,433	$ 312,385	$ 336,711	$ 419,554	$ 355,167	$ 334,242

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 10.52	$ 10.74	$ 13.53	$ 12.23	$ 11.97	$ 11.69
Net investment income (loss) (a)	0.21	0.35	0.22	0.20	0.23	0.22
Net realized and unrealized gain (loss)	0.91	(0.11)	(2.01)	1.64	0.33	0.70
Total from investment operations	1.12	0.24	(1.79)	1.84	0.56	0.92
Less distributions:
From net investment income	(0.16)	(0.10)	(0.42)	(0.17)	(0.25)	(0.26)
From net realized gain on investments	—	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	—	(0.17)	—	—	—	—
Total distributions	(0.16)	(0.46)	(1.00)	(0.54)	(0.30)	(0.64)
Net asset value at end of period	$ 11.48	$ 10.52	$ 10.74	$ 13.53	$ 12.23	$ 11.97
Total investment return (b)	10.63%	2.22%	(14.22)%	15.33%	4.80%	8.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.64%††	3.16%	1.90%	1.49%	1.93%	1.92%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.68%††	0.67%	0.57%	0.64%	0.61%	0.59%
Portfolio turnover rate	19%	19%	38%	25%	70%	46%
Net assets at end of period (in 000's)	$ 31,566	$ 31,065	$ 33,625	$ 41,154	$ 41,762	$ 44,934

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class B		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 10.32	$ 10.55	$ 13.30	$ 12.07	$ 11.84	$ 11.64
Net investment income (loss) (a)	0.16	0.26	0.13	0.09	0.15	0.14
Net realized and unrealized gain (loss)	0.90	(0.11)	(1.97)	1.63	0.31	0.69
Total from investment operations	1.06	0.15	(1.84)	1.72	0.46	0.83
Less distributions:
From net investment income	(0.11)	(0.05)	(0.33)	(0.12)	(0.18)	(0.25)
From net realized gain on investments	—	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	—	(0.14)	—	—	—	—
Total distributions	(0.11)	(0.38)	(0.91)	(0.49)	(0.23)	(0.63)
Net asset value at end of period	$ 11.27	$ 10.32	$ 10.55	$ 13.30	$ 12.07	$ 11.84
Total investment return (b)	10.30%	1.36%	(14.86)%	14.49%	3.99%	7.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96%††	2.41%	1.13%	0.72%	1.23%	1.22%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.43%††	1.43%	1.32%	1.39%	1.36%	1.34%
Portfolio turnover rate	19%	19%	38%	25%	70%	46%
Net assets at end of period (in 000’s)	$ 2,007	$ 3,153	$ 5,787	$ 11,550	$ 13,236	$ 17,273

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 10.32	$ 10.54	$ 13.29	$ 12.07	$ 11.84	$ 11.64
Net investment income (loss) (a)	0.16	0.26	0.13	0.09	0.14	0.14
Net realized and unrealized gain (loss)	0.90	(0.10)	(1.97)	1.62	0.32	0.69
Total from investment operations	1.06	0.16	(1.84)	1.71	0.46	0.83
Less distributions:
From net investment income	(0.11)	(0.05)	(0.33)	(0.12)	(0.18)	(0.25)
From net realized gain on investments	—	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	—	(0.14)	—	—	—	—
Total distributions	(0.11)	(0.38)	(0.91)	(0.49)	(0.23)	(0.63)
Net asset value at end of period	$ 11.27	$ 10.32	$ 10.54	$ 13.29	$ 12.07	$ 11.84
Total investment return (b)	10.30%	1.45%	(14.87)%	14.41%	3.99%	7.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.91%††	2.41%	1.13%	0.73%	1.21%	1.24%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.43%††	1.43%	1.32%	1.39%	1.36%	1.34%
Portfolio turnover rate	19%	19%	38%	25%	70%	46%
Net assets at end of period (in 000’s)	$ 10,606	$ 12,276	$ 18,099	$ 29,825	$ 36,802	$ 44,222

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 10.65	$ 10.87	$ 13.68	$ 12.36	$ 12.08	$ 11.80
Net investment income (loss) (a)	0.24	0.40	0.28	0.25	0.29	0.28
Net realized and unrealized gain (loss)	0.92	(0.11)	(2.04)	1.66	0.33	0.69
Total from investment operations	1.16	0.29	(1.76)	1.91	0.62	0.97
Less distributions:
From net investment income	(0.18)	(0.14)	(0.47)	(0.22)	(0.29)	(0.31)
From net realized gain on investments	—	(0.19)	(0.58)	(0.37)	(0.05)	(0.38)
Return of capital	—	(0.18)	—	—	—	—
Total distributions	(0.18)	(0.51)	(1.05)	(0.59)	(0.34)	(0.69)
Net asset value at end of period	$ 11.63	$ 10.65	$ 10.87	$ 13.68	$ 12.36	$ 12.08
Total investment return (b)	10.90%	2.63%	(13.82)%	15.79%	5.30%	8.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.10%††	3.58%	2.33%	1.91%	2.40%	2.38%
Net expenses (c)	0.12%††	0.12%	0.10%	0.12%	0.12%	0.13%
Portfolio turnover rate	19%	19%	38%	25%	70%	46%
Net assets at end of period (in 000’s)	$ 6,558	$ 7,385	$ 6,412	$ 8,909	$ 7,878	$ 9,272

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 10.49	$ 10.71	$ 13.50	$ 12.23	$ 12.58**
Net investment income (loss) (a)	0.20	0.33	0.20	0.17	0.03
Net realized and unrealized gain (loss)	0.92	(0.11)	(2.02)	1.63	(0.38)
Total from investment operations	1.12	0.22	(1.82)	1.80	(0.35)
Less distributions:
From net investment income	(0.16)	(0.10)	(0.39)	(0.16)	—
From net realized gain on investments	—	(0.19)	(0.58)	(0.37)	—
Return of capital	—	(0.15)	—	—	—
Total distributions	(0.16)	(0.44)	(0.97)	(0.53)	—
Net asset value at end of period	$ 11.45	$ 10.49	$ 10.71	$ 13.50	$ 12.23
Total investment return (b)	10.63%	2.04%	(14.45)%	14.98%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.55%††	2.97%	1.74%	1.27%	1.25%††
Net expenses (c)	0.62%††	0.72%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.62%††	0.72%	0.80%	0.89%	0.88%††
Portfolio turnover rate	19%	19%	38%	25%	70%
Net assets at end of period (in 000’s)	$ 2,787	$ 2,117	$ 1,301	$ 304	$ 27

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

MainStay Moderate Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	9.66%	6.34%	4.47%	4.51%	0.83%
		Excluding sales charges		13.05	9.63	5.66	5.10	0.83
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	10.26	6.66	4.27	4.32	1.17
		Excluding sales charges		13.08	9.40	5.46	4.91	1.17
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	4/4/2005	7.59	3.59	4.32	4.13	1.92
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		12.59	8.59	4.66	4.13	1.92
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	11.59	7.59	4.67	4.13	1.92
	if Redeemed Within One Year of Purchase	Excluding sales charges		12.59	8.59	4.67	4.13	1.92
Class I Shares	No Sales Charge		4/4/2005	13.29	9.90	5.94	5.37	0.58
SIMPLE Class Shares	No Sales Charge		8/31/2020	13.01	9.33	N/A	4.14	1.20

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
22	MainStay Moderate Allocation Fund

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 3000® Index[2]	21.09%	22.30%	12.43%	11.81%
S&P 500® Index[3]	20.98	22.66	13.19	12.41
MSCI EAFE® Index (Net)[4]	18.63	9.28	6.18	4.38
Bloomberg U.S. Aggregate Bond Index[5]	4.97	-1.47	-0.16	1.20
Moderate Allocation Composite Index[6]	14.06	10.63	6.99	6.88
Morningstar Moderate Allocation Category Average[7]	13.00	10.46	6.28	6.07

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the S&P 500® Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The S&P 500® Index, which represents a broad measure of market performance, is generally representative of the market sectors or types of investments in which the Fund invests. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The MSCI EAFE® Index (Net), which is generally representative of the market sectors or types of investments in which the Fund invests, consists of international stocks representing the developed world outside of North America.
5.	The Bloomberg U.S. Aggregate Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests, is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
6.	The Moderate Allocation Composite Index, which is generally representative of the market sectors or types of investments in which the Fund invests, consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.
7.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
23

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,130.50	$1.80	$1,023.17	$1.71	0.34%
Investor Class Shares	$1,000.00	$1,130.80	$2.91	$1,022.13	$2.77	0.55%
Class B Shares	$1,000.00	$1,125.90	$6.87	$1,018.40	$6.52	1.30%
Class C Shares	$1,000.00	$1,125.90	$6.87	$1,018.40	$6.52	1.30%
Class I Shares	$1,000.00	$1,132.90	$0.48	$1,024.42	$0.45	0.09%
SIMPLE Class Shares	$1,000.00	$1,130.10	$3.28	$1,021.78	$3.12	0.62%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
24	MainStay Moderate Allocation Fund

Asset Diversification as of April 30, 2024 (Unaudited)
Equity Funds	57.6%
Fixed Income Funds	32.1
Short-Term Investment	9.3
Other Assets, Less Liabilities	1.0
See Portfolio of Investments beginning on page 26 for specific holdings within these categories. The Fund’s holdings are subject to change.

25

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 89.7%
Equity Funds 57.6%
IQ 500 International ETF (a)	485,169	$ 16,175,971
IQ Candriam International Equity ETF (a)	558,489	16,080,909
IQ Candriam U.S. Large Cap Equity ETF (a)	842,326	35,979,955
IQ Candriam U.S. Mid Cap Equity ETF (a)	752,337	22,434,163
IQ CBRE NextGen Real Estate ETF (a)	913,911	16,841,735
IQ FTSE International Equity Currency Neutral ETF	602,218	15,808,222
IQ Winslow Large Cap Growth ETF (a)	141,678	5,578,855
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,070,348	20,013,226
MainStay Epoch Capital Growth Fund Class I	186,472	2,680,965
MainStay Epoch International Choice Fund Class I (a)	405,753	16,153,229
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,530,461	31,676,560
MainStay Fiera SMID Growth Fund Class R6 (a)	1,380,981	23,332,495
MainStay MacKay Convertible Fund Class I	871,252	15,768,354
MainStay PineStone International Equity Fund Class R6 (a)	965,761	15,575,987
MainStay PineStone U.S. Equity Fund Class R6 (a)	1,920,110	33,474,053
MainStay Winslow Large Cap Growth Fund Class R6	2,703,509	31,682,418
MainStay WMC Enduring Capital Fund Class R6 (a)	809,171	28,951,502
MainStay WMC Growth Fund Class R6 (a)	800,366	36,160,437
MainStay WMC International Research Equity Fund Class I (a)	2,177,748	16,470,305
MainStay WMC Small Companies Fund Class I (a)	703,475	16,382,594
MainStay WMC Value Fund Class R6 (a)	957,000	29,219,608
Total Equity Funds (Cost $364,349,852)		446,441,543
Fixed Income Funds 32.1%
IQ MacKay ESG Core Plus Bond ETF (a)	2,938,671	60,165,762
IQ Mackay ESG High Income ETF (a)	348,495	9,085,265
MainStay Floating Rate Fund Class R6 (a)	2,264,570	20,097,377
MainStay MacKay High Yield Corporate Bond Fund Class R6	1,799,785	9,183,223
MainStay MacKay Short Duration High Income Fund Class I	2,293,240	21,644,056
	Shares	Value

Fixed Income Funds (continued)
MainStay MacKay Total Return Bond Fund Class R6 (a)	6,868,109	$ 60,457,216
MainStay Mackay U.S. Infrastructure Bond Fund Class R6 (a)	8,212,940	60,469,411
MainStay Short Term Bond Fund Class I (a)	910,786	8,206,455
Total Fixed Income Funds (Cost $259,465,077)		249,308,765
Total Affiliated Investment Companies (Cost $623,814,929)		695,750,308
Short-Term Investment 9.3%
Affiliated Investment Company 9.3%
MainStay U.S. Government Liquidity Fund, 5.242% (a)(b)	72,251,629	72,251,629
Total Short-Term Investment (Cost $72,251,629)	9.3%	72,251,629
Total Investments (Cost $696,066,558)	99.0%	768,001,937
Other Assets, Less Liabilities	1.0	7,853,428
Net Assets	100.0%	$ 775,855,365

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of April 30, 2024, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Moderate Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 17,696	$ 443	$ (4,136)	$ 504	$ 1,669	$ 16,176	$ 288	$ —	485
IQ Candriam International Equity ETF	17,443	25	(4,070)	653	2,030	16,081	161	—	558
IQ Candriam U.S. Large Cap Equity ETF	33,555	526	(3,716)	1,032	4,583	35,980	223	—	842
IQ Candriam U.S. Mid Cap Equity ETF	17,169	3,683	(1,616)	93	3,105	22,434	135	—	752
IQ CBRE NextGen Real Estate ETF	—	17,631	(91)	2	(700)	16,842	191	—	914
IQ FTSE International Equity Currency Neutral ETF	14,258	7	(802)	187	2,158	15,808	143	—	602
IQ MacKay ESG Core Plus Bond ETF	83,245	—	(26,944)	(3,497)	7,362	60,166	1,966	—	2,939
IQ Mackay ESG High Income ETF	8,375	409	(42)	—(a)	343	9,085	327	7	348
IQ U.S. Large Cap ETF	27,017	—	(28,862)	9,292	(7,447)	—	72	—	—
IQ U.S. Small Cap ETF	8,903	92	(11,016)	3,788	(1,767)	—	78	—	—
IQ Winslow Large Cap Growth ETF	3,918	557	—	—	1,104	5,579	1	—	142
MainStay Candriam Emerging Markets Equity Fund Class R6	17,503	699	(831)	(243)	2,885	20,013	214	—	2,070
MainStay Epoch Capital Growth Fund Class I	2,474	17	(295)	21	464	2,681	16	1	186
MainStay Epoch International Choice Fund Class I	12,628	2,173	(338)	4	1,686	16,153	240	—	406
MainStay Epoch U.S. Equity Yield Fund Class R6	27,672	3,137	(2,507)	51	3,324	31,677	405	924	1,530
MainStay Fiera SMID Growth Fund Class R6	16,919	4,751	(1,714)	91	3,286	23,333	—	496	1,381
MainStay Floating Rate Fund Class R6	21,876	1,994	(4,078)	(109)	414	20,097	979	—	2,265
MainStay MacKay Convertible Fund Class I	—	15,958	(90)	1	(101)	15,768	38	—	871
MainStay MacKay High Yield Corporate Bond Fund Class R6	8,401	538	(114)	(2)	360	9,183	302	—	1,800
MainStay MacKay Short Duration High Income Fund Class I (b)	19,738	1,436	(85)	(4)	559	21,644	678	—	2,293
MainStay MacKay Total Return Bond Fund Class R6	83,367	1,807	(29,417)	(6,449)	11,149	60,457	1,808	—	6,868
MainStay Mackay U.S. Infrastructure Bond Fund Class R6	—	61,221	—	—	(752)	60,469	823	—	8,213
MainStay PineStone International Equity Fund Class R6	12,717	1,932	(1,396)	77	2,246	15,576	68	—	966
MainStay PineStone U.S. Equity Fund Class R6	14,166	18,475	(1,134)	19	1,948	33,474	44	14	1,920
MainStay S&P 500 Index Fund Class I	11,074	506	(12,901)	5,271	(3,950)	—	157	348	—
MainStay Short Term Bond Fund Class I	14,574	1,262	(7,761)	(58)	190	8,207	372	—	911
MainStay U.S. Government Liquidity Fund	79,197	65,865	(72,810)	—	—	72,252	2,055	—	72,252
MainStay Winslow Large Cap Growth Fund Class R6	33,864	3,228	(11,448)	2,120	3,918	31,682	—	3,229	2,704
MainStay WMC Enduring Capital Fund Class R6	24,667	1,754	(2,120)	73	4,578	28,952	265	—	809
MainStay WMC Growth Fund Class R6	34,826	—	(7,512)	75	8,771	36,160	—	—	800
MainStay WMC International Research Equity Fund Class I	12,698	2,358	(630)	33	2,011	16,470	288	—	2,178
MainStay WMC Small Companies Fund Class I	10,382	5,564	(1,835)	222	2,050	16,383	43	—	703
MainStay WMC Value Fund Class R6	24,549	3,555	(1,152)	(36)	2,304	29,220	429	758	957
	$ 714,871	$221,603	$(241,463)	$13,211	$ 59,780	$ 768,002	$12,809	$5,777

(a)	Less than $500.
(b)	Prior to February 28, 2024, known as MainStay MacKay Short Duration High Yield Fund Class I.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2024 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/3/24	Daily	(10,203)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/3/24	Daily	(12,283)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24- 11/12/24	Daily	18,253	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.60%	12/3/24	Daily	38,481	—
Citibank NA	iShares MSCI China ETF	1 day FEDF minus 0.56%	12/3/24	Daily	(8,607)	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/3/24	Daily	(38,922)	—
Citibank NA	iShares MSCI Emerging Markets ex China ETF	1 day FEDF plus 0.75%	12/3/24	Daily	19,538	—
Citibank NA	iShares MSCI India ETF	1 day FEDF plus 0.40%	12/3/24	Daily	8,391	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15% - plus 0.55%	5/7/24 -4/24/25	Daily	22,868	—
JPMorgan Chase Bank NA	J.P. Morgan IDEX Pure Size Short Index	1 day FEDF plus 0.13%	6/20/24	Daily	(197)	—
JPMorgan Chase Bank NA	JPNYOIH Index	1 day FEDF plus 0.48%	2/14/25	Daily	7,571	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.13%	5/7/24-4/9/25	Daily	(33,186)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.47% - plus 0.51%	5/7/24	Daily	11,975	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.58%	12/3/24	Daily	21,213	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.35%	12/3/24	Daily	6,792	—
Citibank NA	S&P Small Cap 600 Total Return Index	1 day FEDF plus 0.45%	12/3/24	Daily	38,608	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 0.50%	12/3/24	Daily	(8,082)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of April 30, 2024.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(3,539)	(472,751)	—	4.63
Apollo Commercial Real Estate Finance, Inc.	(502)	(67,027)	—	0.66
Atlantica Sustainable Infrastructure plc	(348)	(46,535)	—	0.46
Brandywine Realty Trust	(570)	(76,129)	—	0.75
Carnival Corp.	(8,440)	(1,127,461)	—	11.05
Chart Industries, Inc.	(3,109)	(415,362)	—	4.07
Coherent Corp.	(1,926)	(257,283)	—	2.52
CommScope Holding Co, Inc.	(58)	(7,804)	—	0.08
Crane NXT Co	(2,267)	(302,900)	—	2.97
Cushman & Wakefield plc	(642)	(85,745)	—	0.84
Delta Air Lines, Inc.	(8,339)	(1,114,030)	—	10.92
Designer Brands, Inc.	(503)	(67,214)	—	0.66
DigitalBridge Group, Inc.	(887)	(118,554)	—	1.16
Elanco Animal Health, Inc.	(3,190)	(426,198)	—	4.18
Entegris, Inc.	(5,132)	(685,615)	—	6.72
Fidelity National Information Services, Inc.	(7,167)	(957,439)	—	9.38
Hanesbrands, Inc.	(1,507)	(201,262)	—	1.97
JetBlue Airways Corp.	(1,103)	(147,351)	—	1.44
Lumen Technologies, Inc.	(1,225)	(163,683)	—	1.60
MKS Instruments, Inc.	(1,822)	(243,443)	—	2.39
Oatly Group AB	(144)	(19,174)	—	0.19
Opendoor Technologies, Inc.	(1,089)	(145,476)	—	1.43
Par Pacific Holdings, Inc.	(746)	(99,655)	—	0.98
PureCycle Technologies, Inc.	(330)	(44,124)	—	0.43
Scorpio Tankers, Inc.	(2,288)	(305,666)	—	3.00
Topgolf Callaway Brands Corp.	(690)	(92,188)	—	0.90
Uber Technologies, Inc.	(12,176)	(1,626,538)	—	15.94
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Moderate Allocation Fund

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
United Airlines Holdings, Inc.	(6,639)	(886,864)	—	8.69
The following table represents the basket holdings underlying the total return swap with Citi Zombie Company Basket as of April 30, 2024.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AppLovin Corp.	(5,797)	(640,548)	—	5.22
Array Technologies Inc.	(2,064)	(228,014)	—	1.86
Asana Inc.	(1,187)	(131,173)	—	1.07
BILL Holdings Inc.	(4,179)	(461,792)	—	3.76
BioCryst Pharmaceuticals Inc.	(327)	(36,110)	—	0.29
Bloom Energy Corp.	(1,009)	(111,468)	—	0.91
Bridgebio Pharma Inc.	(3,015)	(333,173)	—	2.71
Carnival Corp.	(7,637)	(843,864)	—	6.87
Children's Place Inc./The	(160)	(17,642)	—	0.14
Cinemark Holdings Inc.	(1,538)	(169,973)	—	1.38
Coeur Mining Inc.	(833)	(92,056)	—	0.75
Cytokinetics Inc.	(2,411)	(266,345)	—	2.17
DigitalBridge Group, Inc.	(1,134)	(125,345)	—	1.02
Emergent BioSolutions Inc.	(134)	(14,775)	—	0.12
Enviva Inc.	(18)	(2,015)	—	0.02
Exact Sciences Corp.	(3,510)	(387,770)	—	3.16
Fastly Inc.	(1,542)	(170,327)	—	1.39
Gap Inc./The	(6,252)	(690,781)	—	5.62
Guardant Health Inc.	(1,173)	(129,604)	—	1.06
IAC Inc.	(1,132)	(125,028)	—	1.02
Infinera Corp.	(402)	(44,401)	—	0.36
Insmed Inc.	(1,037)	(114,598)	—	0.93
JetBlue Airways Corp.	(1,410)	(155,793)	—	1.27
Kyndryl Holdings Inc.	(945)	(104,392)	—	0.85
Lyft Inc.	(7,819)	(863,883)	—	7.03
NeoGenomics Inc.	(750)	(82,857)	—	0.67
Oscar Health Inc.	(4,040)	(446,344)	—	3.63
Pacific Biosciences of California Inc.	(207)	(22,923)	—	0.19
Peloton Interactive Inc.	(824)	(91,079)	—	0.74
Q2 Holdings Inc.	(1,481)	(163,588)	—	1.33
Redfin Corp.	(514)	(56,758)	—	0.46
Revance Therapeutics Inc.	(139)	(15,314)	—	0.13
RingCentral Inc.	(2,134)	(235,830)	—	1.92
Rivian Automotive Inc.	(3,124)	(345,184)	—	2.81
Royal Caribbean Cruises Ltd.	(11,388)	(1,258,276)	—	10.24
Scotts Miracle-Gro Co/The	(1,749)	(193,255)	—	1.57
Spirit AeroSystems Holdings Inc.	(1,519)	(167,806)	—	1.37
Spirit Airlines Inc.	(171)	(18,929)	—	0.15
Sweetgreen Inc.	(1,665)	(184,019)	—	1.50
TG Therapeutics Inc.	(1,561)	(172,423)	—	1.40
Twist Bioscience Corp.	(1,662)	(183,653)	—	1.50
Vistra Corp.	(9,151)	(1,011,136)	—	8.23
Warner Bros Discovery Inc.	(2,551)	(281,822)	—	2.29
Wix.com Ltd.	(2,448)	(270,493)	—	2.20
Wolfspeed Inc.	(1,963)	(216,933)	—	1.77
WW International Inc.	(355)	(39,178)	—	0.32
Wynn Resorts Ltd.	(4,437)	(490,195)	—	3.99
Xerox Holdings Corp.	(670)	(73,976)	—	0.60

1.	As of April 30, 2024, cash in the amount $2,700,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
4.	Reflects the value at reset date as of April 30, 2024.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 446,441,543	$ —	$ —	$ 446,441,543
Fixed Income Funds	249,308,765	—	—	249,308,765
Total Affiliated Investment Companies	695,750,308	—	—	695,750,308
Short-Term Investment
Affiliated Investment Company	72,251,629	—	—	72,251,629
Total Investments in Securities	$ 768,001,937	$ —	$ —	$ 768,001,937

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Moderate Allocation Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $696,066,558)	$768,001,937
Cash	7,760,941
Cash collateral on deposit at broker for swap contracts	2,700,000
Receivables:
Fund shares sold	462,298
Dividends	298,023
Manager (See Note 3)	15,603
Prepaid expenses	8
Other assets	131,847
Total assets	779,370,657
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	2,787,593
Fund shares redeemed	329,483
NYLIFE Distributors (See Note 3)	172,750
Transfer agent (See Note 3)	142,620
Shareholder communication	30,355
Professional fees	28,445
Custodian	22,360
Accrued expenses	1,686
Total liabilities	3,515,292
Net assets	$775,855,365
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 58,056
Additional paid-in-capital	684,788,541
684,846,597
Total distributable earnings (loss)	91,008,768
Net assets	$775,855,365
Class A
Net assets applicable to outstanding shares	$659,962,573
Shares of beneficial interest outstanding	49,384,025
Net asset value per share outstanding	$ 13.36
Maximum sales charge (3.00% of offering price)	0.41
Maximum offering price per share outstanding	$ 13.77
Investor Class
Net assets applicable to outstanding shares	$ 80,706,246
Shares of beneficial interest outstanding	6,024,358
Net asset value per share outstanding	$ 13.40
Maximum sales charge (2.50% of offering price)	0.34
Maximum offering price per share outstanding	$ 13.74
Class B
Net assets applicable to outstanding shares	$ 5,214,262
Shares of beneficial interest outstanding	396,452
Net asset value and offering price per share outstanding	$ 13.15
Class C
Net assets applicable to outstanding shares	$ 12,576,937
Shares of beneficial interest outstanding	956,592
Net asset value and offering price per share outstanding	$ 13.15
Class I
Net assets applicable to outstanding shares	$ 8,076,279
Shares of beneficial interest outstanding	599,221
Net asset value and offering price per share outstanding	$ 13.48
SIMPLE Class
Net assets applicable to outstanding shares	$ 9,319,068
Shares of beneficial interest outstanding	695,705
Net asset value and offering price per share outstanding	$ 13.40

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$12,808,674
Expenses
Distribution/Service—Class A (See Note 3)	818,671
Distribution/Service—Investor Class (See Note 3)	103,886
Distribution/Service—Class B (See Note 3)	34,405
Distribution/Service—Class C (See Note 3)	69,461
Distribution/Service—Class R2 (See Note 3)(a)	118
Distribution/Service—Class R3 (See Note 3)(a)	2,780
Distribution/Service—SIMPLE Class (See Note 3)	20,865
Transfer agent (See Note 3)	390,923
Registration	51,602
Professional fees	44,811
Custodian	17,908
Trustees	9,445
Shareholder communication	2,807
Shareholder service (See Note 3)	603
Miscellaneous	21,884
Total expenses before waiver/reimbursement	1,590,169
Expense waiver/reimbursement from Manager (See Note 3)	(66,204)
Net expenses	1,523,965
Net investment income (loss)	11,284,709
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	13,211,418
Realized capital gain distributions from affiliated investment companies	5,777,193
Swap transactions	3,171,384
Net realized gain (loss)	22,159,995
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	59,779,927
Net realized and unrealized gain (loss)	81,939,922
Net increase (decrease) in net assets resulting from operations	$93,224,631

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Moderate Allocation Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,284,709	$ 19,210,300
Net realized gain (loss)	22,159,995	(17,485,145)
Net change in unrealized appreciation (depreciation)	59,779,927	22,557,022
Net increase (decrease) in net assets resulting from operations	93,224,631	24,282,177
Distributions to shareholders:
Class A	(2,395,326)	(33,143,840)
Investor Class	(143,883)	(4,344,071)
Class B	—	(609,120)
Class C	—	(828,328)
Class I	(48,416)	(476,779)
Class R2(a)	(469)	(8,356)
Class R3(a)	(276)	(80,138)
SIMPLE Class	(1,931)	(179,559)
Total distributions to shareholders	(2,590,301)	(39,670,191)
Capital share transactions:
Net proceeds from sales of shares	30,801,375	56,971,120
Net asset value of shares issued to shareholders in reinvestment of distributions	2,570,981	39,401,094
Cost of shares redeemed	(64,363,793)	(102,134,619)
Increase (decrease) in net assets derived from capital share transactions	(30,991,437)	(5,762,405)
Net increase (decrease) in net assets	59,642,893	(21,150,419)
Net Assets
Beginning of period	716,212,472	737,362,891
End of period	$775,855,365	$ 716,212,472

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 11.86	$ 12.14	$ 15.64	$ 13.41	$ 13.28	$ 13.14
Net investment income (loss) (a)	0.19	0.32	0.22	0.20	0.24	0.23
Net realized and unrealized gain (loss)	1.36	0.07	(2.35)	2.83	0.41	0.81
Total from investment operations	1.55	0.39	(2.13)	3.03	0.65	1.04
Less distributions:
From net investment income	(0.05)	(0.13)	(0.53)	(0.23)	(0.26)	(0.27)
From net realized gain on investments	—	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	(0.05)	(0.67)	(1.37)	(0.80)	(0.52)	(0.90)
Net asset value at end of period	$ 13.36	$ 11.86	$ 12.14	$ 15.64	$ 13.41	$ 13.28
Total investment return (b)	13.05%	3.24%	(14.97)%	23.28%	4.96%	8.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.95%††	2.59%	1.65%	1.32%	1.87%	1.82%
Net expenses (c)	0.34%††	0.35%	0.34%	0.35%	0.36%	0.36%
Portfolio turnover rate	23%	23%	32%	29%	59%	45%
Net assets at end of period (in 000’s)	$ 659,963	$ 599,019	$ 605,511	$ 721,363	$ 568,079	$ 553,530

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 11.87	$ 12.16	$ 15.65	$ 13.42	$ 13.28	$ 13.14
Net investment income (loss) (a)	0.18	0.29	0.19	0.17	0.22	0.21
Net realized and unrealized gain (loss)	1.37	0.06	(2.34)	2.82	0.41	0.81
Total from investment operations	1.55	0.35	(2.15)	2.99	0.63	1.02
Less distributions:
From net investment income	(0.02)	(0.10)	(0.50)	(0.19)	(0.23)	(0.25)
From net realized gain on investments	—	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	(0.02)	(0.64)	(1.34)	(0.76)	(0.49)	(0.88)
Net asset value at end of period	$ 13.40	$ 11.87	$ 12.16	$ 15.65	$ 13.42	$ 13.28
Total investment return (b)	13.08%	2.92%	(15.08)%	22.97%	4.83%	8.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77%††	2.40%	1.45%	1.12%	1.68%	1.60%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.68%††	0.69%	0.61%	0.67%	0.66%	0.64%
Portfolio turnover rate	23%	23%	32%	29%	59%	45%
Net assets at end of period (in 000's)	$ 80,706	$ 78,972	$ 84,180	$ 101,233	$ 101,831	$ 104,946

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class B		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 11.68	$ 11.96	$ 15.42	$ 13.23	$ 13.09	$ 12.94
Net investment income (loss) (a)	0.13	0.20	0.09	0.06	0.13	0.12
Net realized and unrealized gain (loss)	1.34	0.07	(2.32)	2.79	0.39	0.79
Total from investment operations	1.47	0.27	(2.23)	2.85	0.52	0.91
Less distributions:
From net investment income	—	(0.01)	(0.39)	(0.09)	(0.12)	(0.13)
From net realized gain on investments	—	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	—	(0.55)	(1.23)	(0.66)	(0.38)	(0.76)
Net asset value at end of period	$ 13.15	$ 11.68	$ 11.96	$ 15.42	$ 13.23	$ 13.09
Total investment return (b)	12.59%	2.21%	(15.77)%	22.04%	4.03%	7.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%††	1.67%	0.70%	0.43%	1.00%	0.96%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.42%††	1.44%	1.36%	1.42%	1.40%	1.38%
Portfolio turnover rate	23%	23%	32%	29%	59%	45%
Net assets at end of period (in 000’s)	$ 5,214	$ 7,875	$ 14,890	$ 27,037	$ 31,682	$ 40,817

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 11.68	$ 11.96	$ 15.42	$ 13.23	$ 13.08	$ 12.93
Net investment income (loss) (a)	0.13	0.20	0.09	0.06	0.13	0.13
Net realized and unrealized gain (loss)	1.34	0.07	(2.32)	2.79	0.40	0.78
Total from investment operations	1.47	0.27	(2.23)	2.85	0.53	0.91
Less distributions:
From net investment income	—	(0.01)	(0.39)	(0.09)	(0.12)	(0.13)
From net realized gain on investments	—	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	—	(0.55)	(1.23)	(0.66)	(0.38)	(0.76)
Net asset value at end of period	$ 13.15	$ 11.68	$ 11.96	$ 15.42	$ 13.23	$ 13.08
Total investment return (b)	12.59%	2.21%	(15.76)%	22.05%	4.11%	7.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%††	1.66%	0.70%	0.40%	0.99%	1.00%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.43%††	1.44%	1.36%	1.42%	1.40%	1.38%
Portfolio turnover rate	23%	23%	32%	29%	59%	45%
Net assets at end of period (in 000’s)	$ 12,577	$ 14,105	$ 19,531	$ 30,309	$ 35,483	$ 43,681

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 11.97	$ 12.25	$ 15.77	$ 13.52	$ 13.37	$ 13.24
Net investment income (loss) (a)	0.21	0.35	0.26	0.23	0.30	0.28
Net realized and unrealized gain (loss)	1.38	0.07	(2.37)	2.85	0.40	0.79
Total from investment operations	1.59	0.42	(2.11)	3.08	0.70	1.07
Less distributions:
From net investment income	(0.08)	(0.16)	(0.57)	(0.26)	(0.29)	(0.31)
From net realized gain on investments	—	(0.54)	(0.84)	(0.57)	(0.26)	(0.63)
Total distributions	(0.08)	(0.70)	(1.41)	(0.83)	(0.55)	(0.94)
Net asset value at end of period	$ 13.48	$ 11.97	$ 12.25	$ 15.77	$ 13.52	$ 13.37
Total investment return (b)	13.29%	3.49%	(14.76)%	23.52%	5.33%	9.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.20%††	2.85%	1.91%	1.55%	2.31%	2.15%
Net expenses (c)	0.09%††	0.10%	0.09%	0.10%	0.11%	0.11%
Portfolio turnover rate	23%	23%	32%	29%	59%	45%
Net assets at end of period (in 000’s)	$ 8,076	$ 7,595	$ 8,483	$ 11,150	$ 8,586	$ 11,687

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 11.86	$ 12.13	$ 15.62	$ 13.42	$ 13.95**
Net investment income (loss) (a)	0.17	0.27	0.15	0.11	0.02
Net realized and unrealized gain (loss)	1.37	0.07	(2.34)	2.84	(0.55)
Total from investment operations	1.54	0.34	(2.19)	2.95	(0.53)
Less distributions:
From net investment income	(0.00)‡	(0.07)	(0.46)	(0.18)	—
From net realized gain on investments	—	(0.54)	(0.84)	(0.57)	—
Total distributions	(0.00)‡	(0.61)	(1.30)	(0.75)	—
Net asset value at end of period	$ 13.40	$ 11.86	$ 12.13	$ 15.62	$ 13.42
Total investment return (b)	13.01%	2.81%	(15.33)%	22.61%	(3.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.61%††	2.16%	1.19%	0.75%	0.95%††
Net expenses (c)	0.62%††	0.72%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.62%††	0.72%	0.86%	0.92%	0.93%††
Portfolio turnover rate	23%	23%	32%	29%	59%
Net assets at end of period (in 000’s)	$ 9,319	$ 6,734	$ 3,013	$ 853	$ 38

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

MainStay Growth Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	11.95%	8.89%	5.87%	5.56%	0.87%
		Excluding sales charges		15.41	12.25	7.08	6.15	0.87
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	12.36	9.22	5.68	5.36	1.21
		Excluding sales charges		15.24	12.02	6.88	5.96	1.21
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	4/4/2005	9.79	6.18	5.75	5.16	1.96
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		14.79	11.18	6.07	5.16	1.96
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	13.87	10.17	6.08	5.18	1.96
	if Redeemed Within One Year of Purchase	Excluding sales charges		14.87	11.17	6.08	5.18	1.96
Class I Shares	No Sales Charge		4/4/2005	15.59	12.56	7.35	6.43	0.62
SIMPLE Class Shares	No Sales Charge		8/31/2020	15.18	11.88	N/A	6.33	1.22

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
38	MainStay Growth Allocation Fund

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 3000® Index[2]	21.09%	22.30%	12.43%	11.81%
S&P 500® Index[3]	20.98	22.66	13.19	12.41
MSCI EAFE® Index (Net)[4]	18.63	9.28	6.18	4.38
Bloomberg U.S. Aggregate Bond Index[5]	4.97	-1.47	-0.16	1.20
Growth Allocation Composite Index[6]	17.21	14.88	9.26	8.67
Morningstar Moderately Aggressive Allocation Category Average[7]	15.76	12.74	7.07	6.69

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the S&P 500® Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The S&P 500® Index, which represents a broad measure of market performance, is generally representative of the market sectors or types of investments in which the Fund invests. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The MSCI EAFE® Index (Net), which is generally representative of the market sectors or types of investments in which the Fund invests, consists of international stocks representing the developed world outside of North America.
5.	The Bloomberg U.S. Aggregate Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests, is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
6.	The Growth Allocation Composite Index, which is generally representative of the market sectors or types of investments in which the Fund invests, consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%,respectively.
7.	The Morningstar Moderately Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately aggressive strategies prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
39

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,154.10	$1.87	$1,023.12	$1.76	0.35%
Investor Class Shares	$1,000.00	$1,152.40	$2.94	$1,022.13	$2.77	0.55%
Class B Shares	$1,000.00	$1,147.90	$6.94	$1,018.40	$6.52	1.30%
Class C Shares	$1,000.00	$1,148.70	$6.95	$1,018.40	$6.52	1.30%
Class I Shares	$1,000.00	$1,155.90	$0.54	$1,024.37	$0.50	0.10%
SIMPLE Class Shares	$1,000.00	$1,151.80	$3.26	$1,021.83	$3.07	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
40	MainStay Growth Allocation Fund

Asset Diversification as of April 30, 2024 (Unaudited)
Equity Funds	75.8%
Fixed Income Funds	11.9
Short-Term Investment	11.4
Other Assets, Less Liabilities	0.9
See Portfolio of Investments beginning on page 42 for specific holdings within these categories. The Fund’s holdings are subject to change.

41

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 87.7%
Equity Funds 75.8%
IQ 500 International ETF (a)	713,422	$ 23,786,132
IQ Candriam International Equity ETF (a)	817,432	23,536,810
IQ Candriam U.S. Large Cap Equity ETF (a)	1,024,779	43,773,434
IQ Candriam U.S. Mid Cap Equity ETF (a)	1,337,995	39,898,074
IQ CBRE NextGen Real Estate ETF (a)	955,053	17,599,908
IQ FTSE International Equity Currency Neutral ETF	637,614	16,737,368
IQ Winslow Large Cap Growth ETF (a)	179,016	7,049,113
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	3,068,212	29,659,181
MainStay Epoch Capital Growth Fund Class I	196,583	2,826,336
MainStay Epoch International Choice Fund Class I (a)	595,932	23,724,353
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,095,537	43,372,177
MainStay Fiera SMID Growth Fund Class R6 (a)	2,406,028	40,651,290
MainStay MacKay Convertible Fund Class I	921,662	16,680,704
MainStay PineStone International Equity Fund Class R6 (a)	1,416,200	22,840,762
MainStay PineStone U.S. Equity Fund Class R6 (a)	2,472,958	43,112,073
MainStay Winslow Large Cap Growth Fund Class R6	3,067,401	35,946,872
MainStay WMC Enduring Capital Fund Class R6 (a)	1,133,054	40,539,766
MainStay WMC Growth Fund Class R6 (a)	956,096	43,196,330
MainStay WMC International Research Equity Fund Class I (a)	3,199,340	24,196,612
MainStay WMC Small Companies Fund Class I (a)	1,598,728	37,231,330
MainStay WMC Value Fund Class R6 (a)	1,352,898	41,307,373
Total Equity Funds (Cost $507,611,950)		617,665,998
Fixed Income Funds 11.9%
IQ MacKay ESG Core Plus Bond ETF	340,708	6,975,588
IQ Mackay ESG High Income ETF (a)	416,777	10,865,376
MainStay Floating Rate Fund Class R6 (a)	2,395,667	21,260,827
MainStay MacKay High Yield Corporate Bond Fund Class R6	2,152,303	10,981,913
MainStay MacKay Short Duration High Income Fund Class I	2,153,844	20,328,407
	Shares	Value

Fixed Income Funds (continued)
MainStay MacKay Total Return Bond Fund Class R6	795,775	$ 7,004,887
MainStay Mackay U.S. Infrastructure Bond Fund Class R6	1,497,294	11,024,126
MainStay Short Term Bond Fund Class I (a)	968,261	8,724,320
Total Fixed Income Funds (Cost $95,760,993)		97,165,444
Total Affiliated Investment Companies (Cost $603,372,943)		714,831,442
Short-Term Investment 11.4%
Affiliated Investment Company 11.4%
MainStay U.S. Government Liquidity Fund, 5.242% (a)(b)	93,263,341	93,263,341
Total Short-Term Investment (Cost $93,263,341)	11.4%	93,263,341
Total Investments (Cost $696,636,284)	99.1%	808,094,783
Other Assets, Less Liabilities	0.9	7,142,601
Net Assets	100.0%	$ 815,237,384

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of April 30, 2024, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay Growth Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 24,172	$ 1,144	$ (4,521)	$ 423	$ 2,568	$ 23,786	$ 395	$ —	713
IQ Candriam International Equity ETF	23,825	42	(3,990)	53	3,607	23,537	227	—	817
IQ Candriam U.S. Large Cap Equity ETF	40,244	1,237	(4,528)	1,107	5,714	43,774	277	—	1,025
IQ Candriam U.S. Mid Cap Equity ETF	28,690	7,939	(2,061)	115	5,215	39,898	235	—	1,338
IQ CBRE NextGen Real Estate ETF	—	18,580	(254)	6	(732)	17,600	199	—	955
IQ FTSE International Equity Currency Neutral ETF	14,704	45	(435)	96	2,328	16,738	148	—	638
IQ MacKay ESG Core Plus Bond ETF	11,197	343	(5,032)	(34)	502	6,976	215	—	341
IQ Mackay ESG High Income ETF	9,763	740	(35)	—(a)	397	10,865	384	8	417
IQ U.S. Large Cap ETF	37,807	—	(40,215)	12,295	(9,887)	—	59	—	—
IQ U.S. Small Cap ETF	26,114	328	(31,614)	10,087	(4,915)	—	226	—	—
IQ Winslow Large Cap Growth ETF	5,203	372	—	—	1,474	7,049	1	—	179
MainStay Candriam Emerging Markets Equity Fund Class R6	25,269	1,471	(928)	(156)	4,003	29,659	316	—	3,068
MainStay Epoch Capital Growth Fund Class I	2,556	25	(254)	17	482	2,826	16	1	197
MainStay Epoch International Choice Fund Class I	18,814	2,850	(455)	6	2,509	23,724	358	—	596
MainStay Epoch U.S. Equity Yield Fund Class R6	38,235	4,861	(4,279)	336	4,219	43,372	555	1,277	2,096
MainStay Fiera SMID Growth Fund Class R6	21,332	16,793	(2,585)	156	4,955	40,651	—	828	2,406
MainStay Floating Rate Fund Class R6	22,559	2,484	(4,097)	(106)	421	21,261	1,019	—	2,396
MainStay MacKay Convertible Fund Class I	—	16,789	—	—	(108)	16,681	40	—	922
MainStay MacKay High Yield Corporate Bond Fund Class R6	9,793	853	(80)	(1)	417	10,982	356	—	2,152
MainStay MacKay Short Duration High Income Fund Class I (b)	18,093	1,741	(12)	—(a)	507	20,329	628	—	2,154
MainStay MacKay Total Return Bond Fund Class R6	11,214	403	(5,179)	43	524	7,005	190	—	796
MainStay Mackay U.S. Infrastructure Bond Fund Class R6	—	11,074	—	—	(50)	11,024	201	—	1,497
MainStay PineStone International Equity Fund Class R6	18,957	2,600	(2,186)	122	3,348	22,841	101	—	1,416
MainStay PineStone U.S. Equity Fund Class R6	14,617	27,590	(1,705)	61	2,549	43,112	77	24	2,473
MainStay S&P 500 Index Fund Class I	11,602	530	(13,521)	5,506	(4,117)	—	165	365	—
MainStay Short Term Bond Fund Class I	15,030	1,728	(8,168)	(60)	194	8,724	388	—	968
MainStay U.S. Government Liquidity Fund	82,409	77,284	(66,430)	—	—	93,263	2,145	—	93,263
MainStay Winslow Large Cap Growth Fund Class R6	40,662	3,755	(15,832)	3,059	4,303	35,947	—	3,755	3,067
MainStay WMC Enduring Capital Fund Class R6	35,969	2,362	(4,429)	89	6,549	40,540	384	—	1,133
MainStay WMC Growth Fund Class R6	43,185	—	(10,910)	202	10,719	43,196	—	—	956
MainStay WMC International Research Equity Fund Class I	18,918	3,109	(856)	42	2,984	24,197	430	—	3,199
MainStay WMC Small Companies Fund Class I	26,347	8,513	(3,482)	543	5,310	37,231	108	—	1,599
MainStay WMC Value Fund Class R6	35,945	5,371	(3,264)	(106)	3,361	41,307	629	1,110	1,353
	$ 733,225	$222,956	$(241,337)	$33,901	$ 59,350	$ 808,095	$10,472	$7,368

(a)	Less than $500.
(b)	Prior to February 28, 2024, known as MainStay MacKay Short Duration High Yield Fund Class I.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2024 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/3/24	Daily	(10,427)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/3/24	Daily	(12,648)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/8/24 - 11/12/24	Daily	19,314	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.60%	12/3/24	Daily	40,674	—
Citibank NA	iShares MSCI China ETF	1 day FEDF minus 0.56%	12/3/24	Daily	(8,987)	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/3/24	Daily	(41,175)	—
Citibank NA	iShares MSCI Emerging Markets ex China ETF	1 day FEDF plus 0.75%	12/3/24	Daily	20,667	—
Citibank NA	iShares MSCI India ETF	1 day FEDF plus 0.40%	12/3/24	Daily	8,775	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15% - plus 0.55%	5/7/24 - 4/24/25	Daily	24,031	—
JPMorgan Chase Bank NA	J.P. Morgan IDEX Pure Size Short Index	1 day FEDF plus 0.11% - plus 0.13%	6/20/24	Daily	(5,757)	—
JPMorgan Chase Bank NA	JPNYOIH Index	1 day FEDF plus 0.48%	2/14/25	Daily	8,008	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15% - plus 0.10%	5/7/24 - 4/9/25	Daily	(15,372)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.47% - plus 0.51%	5/7/24	Daily	12,541	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.58%	12/3/24	Daily	24,378	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.35%	12/3/24	Daily	8,084	—
Citibank NA	S&P Small Cap 600 Total Return Index	1 day FEDF plus 0.45%	12/3/24	Daily	40,843	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 0.50%	12/3/24	Daily	(8,389)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of April 30, 2024.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(3,616)	(483,088)	—	4.63
Apollo Commercial Real Estate Finance, Inc.	(513)	(68,492)	—	0.66
Atlantica Sustainable Infrastructure plc	(356)	(47,553)	—	0.46
Brandywine Realty Trust	(582)	(77,793)	—	0.75
Carnival Corp.	(8,624)	(1,152,112)	—	11.05
Chart Industries, Inc.	(3,177)	(424,444)	—	4.07
Coherent Corp.	(1,968)	(262,909)	—	2.52
CommScope Holding Co, Inc.	(60)	(7,974)	—	0.08
Crane NXT Co	(2,317)	(309,523)	—	2.97
Cushman & Wakefield plc	(656)	(87,620)	—	0.84
Delta Air Lines, Inc.	(8,522)	(1,138,388)	—	10.92
Designer Brands, Inc.	(514)	(68,683)	—	0.66
DigitalBridge Group, Inc.	(907)	(121,146)	—	1.16
Elanco Animal Health, Inc.	(3,260)	(435,516)	—	4.18
Entegris, Inc.	(5,244)	(700,606)	—	6.72
Fidelity National Information Services, Inc.	(7,324)	(978,373)	—	9.38
Hanesbrands, Inc.	(1,540)	(205,663)	—	1.97
JetBlue Airways Corp.	(1,127)	(150,573)	—	1.44
Lumen Technologies, Inc.	(1,252)	(167,262)	—	1.60
MKS Instruments, Inc.	(1,862)	(248,766)	—	2.39
Oatly Group AB	(147)	(19,594)	—	0.19
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay Growth Allocation Fund

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Opendoor Technologies, Inc.	(1,113)	(148,657)	—	1.43
Par Pacific Holdings, Inc.	(762)	(101,834)	—	0.98
PureCycle Technologies, Inc.	(338)	(45,088)	—	0.43
Scorpio Tankers, Inc.	(2,338)	(312,349)	—	3.00
Topgolf Callaway Brands Corp.	(705)	(94,204)	—	0.90
Uber Technologies, Inc.	(12,442)	(1,662,102)	—	15.94
United Airlines Holdings, Inc.	(6,784)	(906,255)	—	8.69
The following table represents the basket holdings underlying the total return swap with Citi Zombie Company Basket as of April 30, 2024.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AppLovin Corp.	(5,970)	(659,609)	—	5.22
Array Technologies Inc.	(2,125)	(234,799)	—	1.86
Asana Inc.	(1,223)	(135,076)	—	1.07
BILL Holdings Inc.	(4,304)	(475,534)	—	3.76
BioCryst Pharmaceuticals Inc.	(337)	(37,185)	—	0.29
Bloom Energy Corp.	(1,039)	(114,785)	—	0.91
Bridgebio Pharma Inc.	(3,105)	(343,088)	—	2.71
Carnival Corp.	(7,865)	(868,975)	—	6.87
Children's Place Inc./The	(164)	(18,167)	—	0.14
Cinemark Holdings Inc.	(1,584)	(175,031)	—	1.38
Coeur Mining Inc.	(858)	(94,795)	—	0.75
Cytokinetics Inc.	(2,482)	(274,271)	—	2.17
DigitalBridge Group, Inc.	(1,168)	(129,075)	—	1.02
Emergent BioSolutions Inc.	(138)	(15,215)	—	0.12
Enviva Inc.	(19)	(2,075)	—	0.02
Exact Sciences Corp.	(3,614)	(399,309)	—	3.16
Fastly Inc.	(1,587)	(175,396)	—	1.39
Gap Inc./The	(6,438)	(711,336)	—	5.62
Guardant Health Inc.	(1,208)	(133,460)	—	1.06
IAC Inc.	(1,165)	(128,748)	—	1.02
Infinera Corp.	(414)	(45,722)	—	0.36
Insmed Inc.	(1,068)	(118,008)	—	0.93
JetBlue Airways Corp.	(1,452)	(160,429)	—	1.27
Kyndryl Holdings Inc.	(973)	(107,499)	—	0.85
Lyft Inc.	(8,051)	(889,589)	—	7.03
NeoGenomics Inc.	(772)	(85,322)	—	0.67
Oscar Health Inc.	(4,160)	(459,625)	—	3.63
Pacific Biosciences of California Inc.	(214)	(23,605)	—	0.19
Peloton Interactive Inc.	(849)	(93,789)	—	0.74
Q2 Holdings Inc.	(1,525)	(168,456)	—	1.33
Redfin Corp.	(529)	(58,447)	—	0.46
Revance Therapeutics Inc.	(143)	(15,770)	—	0.13
RingCentral Inc.	(2,198)	(242,847)	—	1.92
Rivian Automotive Inc.	(3,217)	(355,456)	—	2.81
Royal Caribbean Cruises Ltd.	(11,727)	(1,295,719)	—	10.24
Scotts Miracle-Gro Co/The	(1,801)	(199,005)	—	1.57
Spirit AeroSystems Holdings Inc.	(1,564)	(172,799)	—	1.37
Spirit Airlines Inc.	(176)	(19,492)	—	0.15
Sweetgreen Inc.	(1,715)	(189,495)	—	1.50
TG Therapeutics Inc.	(1,607)	(177,554)	—	1.40
Twist Bioscience Corp.	(1,712)	(189,118)	—	1.50
Vistra Corp.	(9,424)	(1,041,224)	—	8.23
Warner Bros Discovery Inc.	(2,627)	(290,209)	—	2.29
Wix.com Ltd.	(2,521)	(278,542)	—	2.20
Wolfspeed Inc.	(2,022)	(223,388)	—	1.77
WW International Inc.	(365)	(40,344)	—	0.32
Wynn Resorts Ltd.	(4,569)	(504,781)	—	3.99
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Xerox Holdings Corp.	(689)	(76,178)	—	0.60

1.	As of April 30, 2024, cash in the amount $3,650,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2024.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 617,665,998	$ —	$ —	$ 617,665,998
Fixed Income Funds	97,165,444	—	—	97,165,444
Total Affiliated Investment Companies	714,831,442	—	—	714,831,442
Short-Term Investment
Affiliated Investment Company	93,263,341	—	—	93,263,341
Total Investments in Securities	$ 808,094,783	$ —	$ —	$ 808,094,783

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay Growth Allocation Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $696,636,284)	$808,094,783
Cash	8,167,527
Cash collateral on deposit at broker for swap contracts	3,650,000
Receivables:
Dividends	317,962
Manager (See Note 3)	16,404
Prepaid expenses	21
Other assets	88,918
Total assets	820,335,615
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	3,893,816
Fund shares redeemed	757,715
NYLIFE Distributors (See Note 3)	182,227
Transfer agent (See Note 3)	162,400
Shareholder communication	50,700
Professional fees	27,609
Custodian	22,784
Accrued expenses	980
Total liabilities	5,098,231
Net assets	$815,237,384
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 54,093
Additional paid-in-capital	670,664,058
670,718,151
Total distributable earnings (loss)	144,519,233
Net assets	$815,237,384
Class A
Net assets applicable to outstanding shares	$682,367,921
Shares of beneficial interest outstanding	45,278,209
Net asset value per share outstanding	$ 15.07
Maximum sales charge (3.00% of offering price)	0.47
Maximum offering price per share outstanding	$ 15.54
Investor Class
Net assets applicable to outstanding shares	$ 94,663,167
Shares of beneficial interest outstanding	6,268,268
Net asset value per share outstanding	$ 15.10
Maximum sales charge (2.50% of offering price)	0.39
Maximum offering price per share outstanding	$ 15.49
Class B
Net assets applicable to outstanding shares	$ 6,520,354
Shares of beneficial interest outstanding	440,168
Net asset value and offering price per share outstanding	$ 14.81
Class C
Net assets applicable to outstanding shares	$ 14,085,189
Shares of beneficial interest outstanding	950,562
Net asset value and offering price per share outstanding	$ 14.82
Class I
Net assets applicable to outstanding shares	$ 10,811,624
Shares of beneficial interest outstanding	706,395
Net asset value and offering price per share outstanding	$ 15.31
SIMPLE Class
Net assets applicable to outstanding shares	$ 6,789,129
Shares of beneficial interest outstanding	449,223
Net asset value and offering price per share outstanding	$ 15.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 10,471,990
Expenses
Distribution/Service—Class A (See Note 3)	841,337
Distribution/Service—Investor Class (See Note 3)	122,869
Distribution/Service—Class B (See Note 3)	42,564
Distribution/Service—Class C (See Note 3)	75,730
Distribution/Service—Class R2 (See Note 3)(a)	53
Distribution/Service—Class R3 (See Note 3)(a)	1,367
Distribution/Service—SIMPLE Class (See Note 3)	15,151
Transfer agent (See Note 3)	447,566
Registration	52,381
Professional fees	45,908
Custodian	18,139
Trustees	9,792
Shareholder communication	2,865
Shareholder service (See Note 3)	294
Miscellaneous	17,620
Total expenses before waiver/reimbursement	1,693,636
Expense waiver/reimbursement from Manager (See Note 3)	(75,863)
Net expenses	1,617,773
Net investment income (loss)	8,854,217
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	33,900,670
Realized capital gain distributions from affiliated investment companies	7,368,087
Swap transactions	2,902,399
Net realized gain (loss)	44,171,156
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	59,349,560
Net realized and unrealized gain (loss)	103,520,716
Net increase (decrease) in net assets resulting from operations	$112,374,933

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay Growth Allocation Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,854,217	$ 15,274,356
Net realized gain (loss)	44,171,156	(10,510,090)
Net change in unrealized appreciation (depreciation)	59,349,560	19,937,039
Net increase (decrease) in net assets resulting from operations	112,374,933	24,701,305
Distributions to shareholders:
Class A	(5,831,073)	(42,482,199)
Investor Class	(657,946)	(6,720,364)
Class B	(13,076)	(930,924)
Class C	(22,860)	(1,187,696)
Class I	(109,083)	(631,052)
Class R2(a)	(522)	(5,399)
Class R3(a)	(5,231)	(68,391)
SIMPLE Class	(32,252)	(223,140)
Total distributions to shareholders	(6,672,043)	(52,249,165)
Capital share transactions:
Net proceeds from sales of shares	31,617,921	58,830,977
Net asset value of shares issued to shareholders in reinvestment of distributions	6,634,543	52,068,829
Cost of shares redeemed	(63,343,220)	(101,020,230)
Increase (decrease) in net assets derived from capital share transactions	(25,090,756)	9,879,576
Net increase (decrease) in net assets	80,612,134	(17,668,284)
Net Assets
Beginning of period	734,625,250	752,293,534
End of period	$815,237,384	$ 734,625,250

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.17	$ 13.71	$ 17.89	$ 14.33	$ 14.40	$ 14.76
Net investment income (loss) (a)	0.16	0.28	0.19	0.16	0.24	0.22
Net realized and unrealized gain (loss)	1.87	0.14	(2.56)	4.22	0.32	0.77
Total from investment operations	2.03	0.42	(2.37)	4.38	0.56	0.99
Less distributions:
From net investment income	(0.11)	(0.13)	(0.66)	(0.17)	(0.26)	(0.28)
From net realized gain on investments	(0.02)	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(0.13)	(0.96)	(1.81)	(0.82)	(0.63)	(1.35)
Net asset value at end of period	$ 15.07	$ 13.17	$ 13.71	$ 17.89	$ 14.33	$ 14.40
Total investment return (b)	15.41%	3.20%	(14.90)%	31.45%	3.89%	8.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.22%††	2.02%	1.30%	0.98%	1.69%	1.55%
Net expenses (c)	0.35%††	0.35%	0.35%	0.35%	0.37%	0.37%
Portfolio turnover rate	20%	27%	25%	29%	47%	42%
Net assets at end of period (in 000’s)	$ 682,368	$ 603,146	$ 603,691	$ 728,402	$ 542,938	$ 545,586

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.19	$ 13.73	$ 17.91	$ 14.33	$ 14.40	$ 14.76
Net investment income (loss) (a)	0.15	0.25	0.17	0.14	0.21	0.18
Net realized and unrealized gain (loss)	1.86	0.15	(2.58)	4.22	0.32	0.79
Total from investment operations	2.01	0.40	(2.41)	4.36	0.53	0.97
Less distributions:
From net investment income	(0.08)	(0.11)	(0.62)	(0.13)	(0.23)	(0.26)
From net realized gain on investments	(0.02)	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(0.10)	(0.94)	(1.77)	(0.78)	(0.60)	(1.33)
Net asset value at end of period	$ 15.10	$ 13.19	$ 13.73	$ 17.91	$ 14.33	$ 14.40
Total investment return (b)	15.24%	2.97%	(15.05)%	31.27%	3.70%	7.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%††	1.84%	1.11%	0.82%	1.54%	1.32%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.68%††	0.69%	0.60%	0.68%	0.67%	0.68%
Portfolio turnover rate	20%	27%	25%	29%	47%	42%
Net assets at end of period (in 000's)	$ 94,663	$ 92,321	$ 99,449	$ 122,265	$ 126,514	$ 139,892

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class B		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 12.92	$ 13.46	$ 17.59	$ 14.10	$ 14.16	$ 14.50
Net investment income (loss) (a)	0.10	0.15	0.06	0.02	0.12	0.10
Net realized and unrealized gain (loss)	1.81	0.14	(2.54)	4.14	0.30	0.76
Total from investment operations	1.91	0.29	(2.48)	4.16	0.42	0.86
Less distributions:
From net investment income	—	—	(0.50)	(0.02)	(0.11)	(0.13)
From net realized gain on investments	(0.02)	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(0.02)	(0.83)	(1.65)	(0.67)	(0.48)	(1.20)
Net asset value at end of period	$ 14.81	$ 12.92	$ 13.46	$ 17.59	$ 14.10	$ 14.16
Total investment return (b)	14.79%	2.20%	(15.70)%	30.24%	2.97%	7.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%††	1.13%	0.37%	0.11%	0.87%	0.73%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.41%††	1.44%	1.35%	1.43%	1.42%	1.42%
Portfolio turnover rate	20%	27%	25%	29%	47%	42%
Net assets at end of period (in 000’s)	$ 6,520	$ 9,587	$ 16,753	$ 30,461	$ 32,739	$ 43,800

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 12.92	$ 13.46	$ 17.59	$ 14.10	$ 14.16	$ 14.50
Net investment income (loss) (a)	0.09	0.15	0.05	0.02	0.11	0.10
Net realized and unrealized gain (loss)	1.83	0.14	(2.53)	4.14	0.31	0.76
Total from investment operations	1.92	0.29	(2.48)	4.16	0.42	0.86
Less distributions:
From net investment income	—	—	(0.50)	(0.02)	(0.11)	(0.13)
From net realized gain on investments	(0.02)	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(0.02)	(0.83)	(1.65)	(0.67)	(0.48)	(1.20)
Net asset value at end of period	$ 14.82	$ 12.92	$ 13.46	$ 17.59	$ 14.10	$ 14.16
Total investment return (b)	14.87%	2.19%	(15.70)%	30.23%	2.97%	7.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%††	1.11%	0.36%	0.09%	0.81%	0.76%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.42%††	1.44%	1.35%	1.43%	1.42%	1.42%
Portfolio turnover rate	20%	27%	25%	29%	47%	42%
Net assets at end of period (in 000’s)	$ 14,085	$ 14,669	$ 20,272	$ 29,440	$ 31,564	$ 36,721

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.39	$ 13.93	$ 18.15	$ 14.52	$ 14.58	$ 14.94
Net investment income (loss) (a)	0.18	0.32	0.23	0.21	0.31	0.25
Net realized and unrealized gain (loss)	1.90	0.14	(2.60)	4.27	0.30	0.78
Total from investment operations	2.08	0.46	(2.37)	4.48	0.61	1.03
Less distributions:
From net investment income	(0.14)	(0.17)	(0.70)	(0.20)	(0.30)	(0.32)
From net realized gain on investments	(0.02)	(0.83)	(1.15)	(0.65)	(0.37)	(1.07)
Total distributions	(0.16)	(1.00)	(1.85)	(0.85)	(0.67)	(1.39)
Net asset value at end of period	$ 15.31	$ 13.39	$ 13.93	$ 18.15	$ 14.52	$ 14.58
Total investment return (b)	15.59%	3.42%	(14.68)%	31.82%	4.16%	8.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.46%††	2.33%	1.51%	1.23%	2.18%	1.74%
Net expenses (c)	0.10%††	0.10%	0.10%	0.10%	0.11%	0.13%
Portfolio turnover rate	20%	27%	25%	29%	47%	42%
Net assets at end of period (in 000’s)	$ 10,812	$ 9,104	$ 7,974	$ 11,142	$ 8,063	$ 11,037

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 13.19	$ 13.71	$ 17.89	$ 14.33	$ 15.03**
Net investment income (loss) (a)	0.14	0.22	0.12	0.06	0.02
Net realized and unrealized gain (loss)	1.86	0.16	(2.57)	4.25	(0.72)
Total from investment operations	2.00	0.38	(2.45)	4.31	(0.70)
Less distributions:
From net investment income	(0.06)	(0.07)	(0.58)	(0.10)	—
From net realized gain on investments	(0.02)	(0.83)	(1.15)	(0.65)	—
Total distributions	(0.08)	(0.90)	(1.73)	(0.75)	—
Net asset value at end of period	$ 15.11	$ 13.19	$ 13.71	$ 17.89	$ 14.33
Total investment return (b)	15.18%	2.84%	(15.29)%	30.89%	(4.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%††	1.62%	0.79%	0.37%	0.80%††
Net expenses (c)	0.61%††	0.70%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.61%††	0.70%	0.85%	0.93%	0.95%††
Portfolio turnover rate	20%	27%	25%	29%	47%
Net assets at end of period (in 000’s)	$ 6,789	$ 4,822	$ 3,072	$ 1,567	$ 180

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

MainStay Equity Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	4/4/2005	14.34%	11.46%	6.99%	6.35%	0.94%
		Excluding sales charges		17.87	14.90	8.20	6.95	0.94
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	14.88	11.82	6.82	6.17	1.27
		Excluding sales charges		17.83	14.69	8.03	6.78	1.27
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	4/4/2005	12.39	8.87	6.91	5.99	2.03
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		17.39	13.87	7.21	5.99	2.03
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/4/2005	16.35	12.75	7.21	5.98	2.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		17.35	13.75	7.21	5.98	2.02
Class I Shares	No Sales Charge		4/4/2005	18.08	15.18	8.47	7.22	0.69
SIMPLE Class Shares	No Sales Charge		8/31/2020	17.76	14.46	N/A	7.69	1.34

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
54	MainStay Equity Allocation Fund

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 3000® Index[2]	21.09%	22.30%	12.43%	11.81%
S&P 500® Index[3]	20.98	22.66	13.19	12.41
MSCI EAFE® Index (Net)[4]	18.63	9.28	6.18	4.38
Equity Allocation Composite Index[5]	20.41	19.23	11.47	10.41
Morningstar Aggressive Allocation Category Average[6]	17.57	14.29	7.74	7.29

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the S&P 500® Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The S&P 500® Index, which represents a broad measure of market performance, is generally representative of the market sectors or types of investments in which the Fund invests. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The MSCI EAFE® Index (Net), which is generally representative of the market sectors or types of investments in which the Fund invests, consists of international stocks representing the developed world outside of North America.
5.	The Equity Allocation Composite Index, which is generally representative of the market sectors or types of investments in which the Fund invests, consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively.
6.	The Morningstar Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These aggressive strategies typically allocate at least 10% to equities of foreign companies and prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure of more than 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
55

Cost in Dollars of a $1,000 Investment in MainStay Equity Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,178.70	$2.00	$1,023.02	$1.86	0.37%
Investor Class Shares	$1,000.00	$1,178.30	$2.98	$1,022.13	$2.77	0.55%
Class B Shares	$1,000.00	$1,173.90	$7.03	$1,018.40	$6.52	1.30%
Class C Shares	$1,000.00	$1,173.50	$7.03	$1,018.40	$6.52	1.30%
Class I Shares	$1,000.00	$1,180.80	$0.65	$1,024.27	$0.60	0.12%
SIMPLE Class Shares	$1,000.00	$1,177.60	$3.41	$1,021.73	$3.17	0.63%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
56	MainStay Equity Allocation Fund

Asset Diversification as of April 30, 2024 (Unaudited)
Equity Funds	93.4%
Short-Term Investment	6.7
Other Assets, Less Liabilities	(0.1)
See Portfolio of Investments beginning on page 58 for specific holdings within these categories. The Fund’s holdings are subject to change.

57

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 93.4%
Equity Funds 93.4%
IQ 500 International ETF (a)	485,521	$ 16,187,707
IQ Candriam International Equity ETF (a)	555,869	16,005,470
IQ Candriam U.S. Large Cap Equity ETF (a)	713,992	30,498,168
IQ Candriam U.S. Mid Cap Equity ETF (a)	950,153	28,332,897
IQ CBRE NextGen Real Estate ETF (a)	522,543	9,629,527
IQ FTSE International Equity Currency Neutral ETF	348,856	9,157,470
IQ Winslow Large Cap Growth ETF (a)	107,780	4,244,053
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,397,731	23,177,905
MainStay Epoch Capital Growth Fund Class I	107,611	1,547,161
MainStay Epoch International Choice Fund Class I (a)	405,092	16,126,902
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,460,832	30,235,433
MainStay Fiera SMID Growth Fund Class R6 (a)	1,710,661	28,902,643
MainStay PineStone International Equity Fund Class R6 (a)	975,756	15,737,189
MainStay PineStone U.S. Equity Fund Class R6 (a)	1,727,410	30,114,632
MainStay Winslow Large Cap Growth Fund Class R6	2,185,495	25,611,818
MainStay WMC Enduring Capital Fund Class R6 (a)	792,318	28,348,505
MainStay WMC Growth Fund Class R6 (a)	664,055	30,001,933
	Shares	Value

Equity Funds (continued)
MainStay WMC International Research Equity Fund Class I (a)	2,178,090	$ 16,472,892
MainStay WMC Small Companies Fund Class I (a)	1,078,383	25,113,496
MainStay WMC Value Fund Class R6 (a)	944,788	28,846,741
Total Affiliated Investment Companies (Cost $343,111,264)		414,292,542
Short-Term Investment 6.7%
Affiliated Investment Company 6.7%
MainStay U.S. Government Liquidity Fund, 5.242% (b)	29,820,299	29,820,299
Total Short-Term Investment (Cost $29,820,299)	6.7%	29,820,299
Total Investments (Cost $372,931,563)	100.1%	444,112,841
Other Assets, Less Liabilities	(0.1)	(561,066)
Net Assets	100.0%	$ 443,551,775

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of April 30, 2024, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(b)	Current yield as of April 30, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay Equity Allocation Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 15,693	$ 745	$ (2,211)	$ 152	$ 1,809	$ 16,188	$ 257	$ —	486
IQ Candriam International Equity ETF	15,466	46	(1,894)	22	2,365	16,005	150	—	556
IQ Candriam U.S. Large Cap Equity ETF	26,861	1,644	(2,577)	379	4,191	30,498	190	—	714
IQ Candriam U.S. Mid Cap Equity ETF	19,698	5,914	(949)	78	3,592	28,333	163	—	950
IQ CBRE NextGen Real Estate ETF	—	10,146	(117)	3	(402)	9,630	108	—	523
IQ FTSE International Equity Currency Neutral ETF	7,867	153	(164)	7	1,294	9,157	79	—	349
IQ U.S. Large Cap ETF	26,543	—	(28,274)	7,397	(5,666)	—	51	—	—
IQ U.S. Small Cap ETF	19,193	—	(22,951)	6,124	(2,366)	—	162	—	—
IQ Winslow Large Cap Growth ETF	3,023	363	—	—	858	4,244	—(a)	—	108
MainStay Candriam Emerging Markets Equity Fund Class R6	19,293	1,554	(631)	(161)	3,123	23,178	241	—	2,398
MainStay Epoch Capital Growth Fund Class I	1,408	13	(150)	11	265	1,547	9	—(a)	108
MainStay Epoch International Choice Fund Class I	12,767	1,813	(158)	(2)	1,707	16,127	243	—	405
MainStay Epoch U.S. Equity Yield Fund Class R6	26,822	2,529	(2,335)	116	3,103	30,235	386	886	1,461
MainStay Fiera SMID Growth Fund Class R6	11,409	14,966	(572)	48	3,052	28,903	—	501	1,711
MainStay PineStone International Equity Fund Class R6	12,787	1,754	(1,152)	65	2,283	15,737	68	—	976
MainStay PineStone U.S. Equity Fund Class R6	7,799	22,049	(951)	8	1,210	30,115	41	13	1,727
MainStay S&P 500 Index Fund Class I	6,264	286	(7,303)	1,934	(1,181)	—	89	197	—
MainStay U.S. Government Liquidity Fund	14,633	53,934	(38,747)	—	—	29,820	425	—	29,820
MainStay Winslow Large Cap Growth Fund Class R6	28,020	2,452	(10,118)	1,789	3,469	25,612	—	2,453	2,185
MainStay WMC Enduring Capital Fund Class R6	25,298	711	(2,361)	8	4,693	28,349	270	—	792
MainStay WMC Growth Fund Class R6	29,550	—	(7,070)	134	7,388	30,002	—	—	664
MainStay WMC International Research Equity Fund Class I	12,836	2,085	(500)	20	2,032	16,473	291	—	2,178
MainStay WMC Small Companies Fund Class I	19,174	4,708	(3,137)	209	4,159	25,113	79	—	1,078
MainStay WMC Value Fund Class R6	25,333	2,854	(1,657)	(44)	2,361	28,847	442	780	945
	$ 387,737	$130,719	$(135,979)	$18,297	$ 43,339	$ 444,113	$3,744	$4,830

(a)	Less than $500.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2024 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/3/24	Daily	(5,454)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/3/24	Daily	(6,696)	—
JPMorgan Chase Bank NA	Global X Uranium ETF	1 day FEDF plus 0.50%	10/08/24 -11/12/24	Daily	10,582	—
Citibank NA	iShares MSCI China ETF	1 day FEDF minus 0.56%	12/3/24	Daily	(4,903)	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/3/24	Daily	(22,556)	—
Citibank NA	iShares MSCI Emerging Markets ex China ETF	1 day FEDF plus 0.75%	12/3/24	Daily	11,320	—
Citibank NA	iShares MSCI India ETF	1 day FEDF plus 0.40%	12/3/24	Daily	4,771	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15% - plus 0.55%	5/7/24 -4/24/25	Daily	13,104	—
JPMorgan Chase Bank NA	J.P. Morgan IDEX Pure Size Short Index	1 day FEDF plus 0.00% - 0.13%	6/20/24	Daily	(6,067)	—
JPMorgan Chase Bank NA	JPNYOIH Index	1 day FEDF plus 0.48%	2/24/25	Daily	4,387	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF plus 0.10%	4/9/25	Daily	(3,235)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - plus 0.51%	5/7/24	Daily	6,810	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.65%	12/3/24	Daily	7,140	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.35%	12/3/24	Daily	3,544	—
Citibank NA	S&P Small Cap 600 Total Return Index	1 day FEDF plus 0.45%	12/3/24	Daily	22,373	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 0.50%	12/3/24	Daily	(4,485)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of April 30, 2024.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(1,892)	(252,713)	—	4.63
Apollo Commercial Real Estate Finance, Inc.	(268)	(35,829)	—	0.66
Atlantica Sustainable Infrastructure plc	(186)	(24,876)	—	0.46
Brandywine Realty Trust	(305)	(40,695)	—	0.75
Carnival Corp.	(4,512)	(602,693)	—	11.05
Chart Industries, Inc.	(1,662)	(222,035)	—	4.07
Coherent Corp.	(1,030)	(137,533)	—	2.52
CommScope Holding Co, Inc.	(31)	(4,171)	—	0.08
Crane NXT Co	(1,212)	(161,918)	—	2.97
Cushman & Wakefield plc	(343)	(45,836)	—	0.84
Delta Air Lines, Inc.	(4,458)	(595,514)	—	10.92
Designer Brands, Inc.	(269)	(35,930)	—	0.66
DigitalBridge Group, Inc.	(474)	(63,374)	—	1.16
Elanco Animal Health, Inc.	(1,705)	(227,827)	—	4.18
Entegris, Inc.	(2,743)	(366,501)	—	6.72
Fidelity National Information Services, Inc.	(3,831)	(511,807)	—	9.38
Hanesbrands, Inc.	(805)	(107,586)	—	1.97
JetBlue Airways Corp.	(590)	(78,768)	—	1.44
Lumen Technologies, Inc.	(655)	(87,498)	—	1.60
MKS Instruments, Inc.	(974)	(130,134)	—	2.39
Oatly Group AB	(77)	(10,250)	—	0.19
Opendoor Technologies, Inc.	(582)	(77,765)	—	1.43
Par Pacific Holdings, Inc.	(399)	(53,271)	—	0.98
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay Equity Allocation Fund

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
PureCycle Technologies, Inc.	(177)	(23,587)	—	0.43
Scorpio Tankers, Inc.	(1,223)	(163,396)	—	3.00
Topgolf Callaway Brands Corp.	(369)	(49,280)	—	0.90
Uber Technologies, Inc.	(6,509)	(869,479)	—	15.94
United Airlines Holdings, Inc.	(3,549)	(474,080)	—	8.69
The following table represents the basket holdings underlying the total return swap with Citi Zombie Company Basket as of April 30, 2024.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AppLovin Corp.	(3,160)	(349,196)	—	5.22
Array Technologies Inc.	(1,125)	(124,303)	—	1.86
Asana Inc.	(647)	(71,509)	—	1.07
BILL Holdings Inc.	(2,278)	(251,747)	—	3.76
BioCryst Pharmaceuticals Inc.	(178)	(19,686)	—	0.29
Bloom Energy Corp.	(550)	(60,767)	—	0.91
Bridgebio Pharma Inc.	(1,644)	(181,630)	—	2.71
Carnival Corp.	(4,164)	(460,035)	—	6.87
Children's Place Inc./The	(87)	(9,618)	—	0.14
Cinemark Holdings Inc.	(839)	(92,661)	—	1.38
Coeur Mining Inc.	(454)	(50,185)	—	0.75
Cytokinetics Inc.	(1,314)	(145,199)	—	2.17
DigitalBridge Group, Inc.	(618)	(68,332)	—	1.02
Emergent BioSolutions Inc.	(73)	(8,055)	—	0.12
Enviva Inc.	(10)	(1,099)	—	0.02
Exact Sciences Corp.	(1,913)	(211,394)	—	3.16
Fastly Inc.	(840)	(92,854)	—	1.39
Gap Inc./The	(3,408)	(376,581)	—	5.62
Guardant Health Inc.	(639)	(70,654)	—	1.06
IAC Inc.	(617)	(68,159)	—	1.02
Infinera Corp.	(219)	(24,205)	—	0.36
Insmed Inc.	(565)	(62,473)	—	0.93
JetBlue Airways Corp.	(769)	(84,931)	—	1.27
Kyndryl Holdings Inc.	(515)	(56,910)	—	0.85
Lyft Inc.	(4,262)	(470,948)	—	7.03
NeoGenomics Inc.	(409)	(45,170)	—	0.67
Oscar Health Inc.	(2,202)	(243,325)	—	3.63
Pacific Biosciences of California Inc.	(113)	(12,497)	—	0.19
Peloton Interactive Inc.	(449)	(49,652)	—	0.74
Q2 Holdings Inc.	(807)	(89,180)	—	1.33
Redfin Corp.	(280)	(30,942)	—	0.46
Revance Therapeutics Inc.	(76)	(8,349)	—	0.13
RingCentral Inc.	(1,164)	(128,563)	—	1.92
Rivian Automotive Inc.	(1,703)	(188,178)	—	2.81
Royal Caribbean Cruises Ltd.	(6,208)	(685,953)	—	10.24
Scotts Miracle-Gro Co/The	(954)	(105,353)	—	1.57
Spirit AeroSystems Holdings Inc.	(828)	(91,480)	—	1.37
Spirit Airlines Inc.	(93)	(10,319)	—	0.15
Sweetgreen Inc.	(908)	(100,319)	—	1.50
TG Therapeutics Inc.	(851)	(93,997)	—	1.40
Twist Bioscience Corp.	(906)	(100,119)	—	1.50
Vistra Corp.	(4,989)	(551,223)	—	8.23
Warner Bros Discovery Inc.	(1,390)	(153,636)	—	2.29
Wix.com Ltd.	(1,335)	(147,460)	—	2.20
Wolfspeed Inc.	(1,070)	(118,262)	—	1.77
WW International Inc.	(193)	(21,358)	—	0.32
Wynn Resorts Ltd.	(2,419)	(267,231)	—	3.99
Xerox Holdings Corp.	(365)	(40,328)	—	0.60

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
1.	As of April 30, 2024, cash in the amount $1,700,000 was pledged to brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2024.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 414,292,542	$ —	$ —	$ 414,292,542
Short-Term Investment
Affiliated Investment Company	29,820,299	—	—	29,820,299
Total Investments in Securities	$ 444,112,841	$ —	$ —	$ 444,112,841

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay Equity Allocation Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $372,931,563)	$444,112,841
Cash collateral on deposit at broker for swap contracts	1,700,000
Receivables:
Fund shares sold	166,664
Dividends	64,902
Manager (See Note 3)	10,883
Other assets	82,724
Total assets	446,138,014
Liabilities
Payables:
Fund shares redeemed	1,373,644
Dividends and interest on OTC swaps contracts	954,291
NYLIFE Distributors (See Note 3)	100,019
Transfer agent (See Note 3)	95,773
Professional fees	21,852
Shareholder communication	19,553
Custodian	18,580
Accrued expenses	2,527
Total liabilities	2,586,239
Net assets	$443,551,775
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 27,831
Additional paid-in-capital	354,931,158
354,958,989
Total distributable earnings (loss)	88,592,786
Net assets	$443,551,775
Class A
Net assets applicable to outstanding shares	$365,436,354
Shares of beneficial interest outstanding	22,901,067
Net asset value per share outstanding	$ 15.96
Maximum sales charge (3.00% of offering price)	0.49
Maximum offering price per share outstanding	$ 16.45
Investor Class
Net assets applicable to outstanding shares	$ 56,160,041
Shares of beneficial interest outstanding	3,525,671
Net asset value per share outstanding	$ 15.93
Maximum sales charge (2.50% of offering price)	0.41
Maximum offering price per share outstanding	$ 16.34
Class B
Net assets applicable to outstanding shares	$ 4,014,886
Shares of beneficial interest outstanding	264,392
Net asset value and offering price per share outstanding	$ 15.19
Class C
Net assets applicable to outstanding shares	$ 7,951,542
Shares of beneficial interest outstanding	522,386
Net asset value and offering price per share outstanding	$ 15.22
Class I
Net assets applicable to outstanding shares	$ 5,902,754
Shares of beneficial interest outstanding	360,200
Net asset value and offering price per share outstanding	$ 16.39
SIMPLE Class
Net assets applicable to outstanding shares	$ 4,086,198
Shares of beneficial interest outstanding	256,857
Net asset value and offering price per share outstanding	$ 15.91

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 3,743,966
Expenses
Distribution/Service—Class A (See Note 3)	446,276
Distribution/Service—Investor Class (See Note 3)	73,006
Distribution/Service—Class B (See Note 3)	26,048
Distribution/Service—Class C (See Note 3)	42,185
Distribution/Service—Class R3 (See Note 3)(a)	3,115
Distribution/Service—SIMPLE Class (See Note 3)	8,899
Transfer agent (See Note 3)	262,959
Registration	47,794
Professional fees	35,359
Custodian	15,555
Trustees	5,220
Shareholder communication	4,086
Shareholder service (See Note 3)	623
Miscellaneous	10,251
Total expenses before waiver/reimbursement	981,376
Expense waiver/reimbursement from Manager (See Note 3)	(52,308)
Net expenses	929,068
Net investment income (loss)	2,814,898
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	18,297,027
Realized capital gain distributions from affiliated investment companies	4,830,156
Swap transactions	123,434
Net realized gain (loss)	23,250,617
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	43,338,942
Net realized and unrealized gain (loss)	66,589,559
Net increase (decrease) in net assets resulting from operations	$69,404,457

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay Equity Allocation Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,814,898	$ 4,497,455
Net realized gain (loss)	23,250,617	(6,491,762)
Net change in unrealized appreciation (depreciation)	43,338,942	16,295,583
Net increase (decrease) in net assets resulting from operations	69,404,457	14,301,276
Distributions to shareholders:
Class A	—	(30,476,962)
Investor Class	—	(5,716,602)
Class B	—	(890,193)
Class C	—	(968,429)
Class I	—	(534,380)
Class R3(a)	—	(192,570)
SIMPLE Class	—	(153,058)
Total distributions to shareholders	—	(38,932,194)
Capital share transactions:
Net proceeds from sales of shares	17,803,295	34,925,137
Net asset value of shares issued to shareholders in reinvestment of distributions	—	38,698,435
Cost of shares redeemed	(32,526,235)	(51,020,915)
Increase (decrease) in net assets derived from capital share transactions	(14,722,940)	22,602,657
Net increase (decrease) in net assets	54,681,517	(2,028,261)
Net Assets
Beginning of period	388,870,258	390,898,519
End of period	$443,551,775	$388,870,258

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.54	$ 14.50	$ 19.80	$ 14.86	$ 15.10	$ 15.60
Net investment income (loss) (a)	0.10	0.16	0.14	0.11	0.19	0.15
Net realized and unrealized gain (loss)	2.32	0.34	(3.19)	5.64	0.38	0.93
Total from investment operations	2.42	0.50	(3.05)	5.75	0.57	1.08
Less distributions:
From net investment income	—	(0.18)	(0.86)	(0.08)	(0.28)	(0.18)
From net realized gain on investments	—	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	—	(1.46)	(2.25)	(0.81)	(0.81)	(1.58)
Net asset value at end of period	$ 15.96	$ 13.54	$ 14.50	$ 19.80	$ 14.86	$ 15.10
Total investment return (b)	17.87%	3.60%	(17.56)%	39.73%	3.70%	8.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%††	1.16%	0.89%	0.60%	1.29%	1.06%
Net expenses (c)	0.37%††	0.39%	0.37%	0.38%	0.41%	0.43%
Portfolio turnover rate	18%	23%	17%	27%	36%	35%
Net assets at end of period (in 000’s)	$ 365,436	$ 311,491	$ 302,559	$ 372,926	$ 258,743	$ 248,068

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.52	$ 14.48	$ 19.78	$ 14.84	$ 15.08	$ 15.58
Net investment income (loss) (a)	0.09	0.14	0.12	0.09	0.17	0.13
Net realized and unrealized gain (loss)	2.32	0.33	(3.20)	5.62	0.38	0.93
Total from investment operations	2.41	0.47	(3.08)	5.71	0.55	1.06
Less distributions:
From net investment income	—	(0.15)	(0.83)	(0.04)	(0.26)	(0.16)
From net realized gain on investments	—	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	—	(1.43)	(2.22)	(0.77)	(0.79)	(1.56)
Net asset value at end of period	$ 15.93	$ 13.52	$ 14.48	$ 19.78	$ 14.84	$ 15.08
Total investment return (b)	17.83%	3.41%	(17.72)%	39.50%	3.55%	8.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%††	1.02%	0.73%	0.48%	1.18%	0.89%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.70%††	0.72%	0.63%	0.71%	0.72%	0.72%
Portfolio turnover rate	18%	23%	17%	27%	36%	35%
Net assets at end of period (in 000's)	$ 56,160	$ 54,091	$ 58,318	$ 73,138	$ 73,492	$ 75,913

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class B		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 12.94	$ 13.90	$ 19.07	$ 14.40	$ 14.64	$ 15.13
Net investment income (loss) (a)	0.04	0.05	0.00‡	(0.03)	0.08	0.04
Net realized and unrealized gain (loss)	2.21	0.30	(3.09)	5.43	0.34	0.89
Total from investment operations	2.25	0.35	(3.09)	5.40	0.42	0.93
Less distributions:
From net investment income	—	(0.03)	(0.69)	—	(0.13)	(0.02)
From net realized gain on investments	—	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	—	(1.31)	(2.08)	(0.73)	(0.66)	(1.42)
Net asset value at end of period	$ 15.19	$ 12.94	$ 13.90	$ 19.07	$ 14.40	$ 14.64
Total investment return (b)	17.39%	2.65%	(18.36)%	38.44%	2.80%	7.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%††	0.34%	0.02%	(0.19)%	0.55%	0.28%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.44%††	1.48%	1.38%	1.46%	1.47%	1.47%
Portfolio turnover rate	18%	23%	17%	27%	36%	35%
Net assets at end of period (in 000’s)	$ 4,015	$ 5,790	$ 10,468	$ 18,670	$ 19,651	$ 25,905

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 12.97	$ 13.93	$ 19.11	$ 14.42	$ 14.66	$ 15.15
Net investment income (loss) (a)	0.03	0.04	(0.00)‡	(0.04)	0.07	0.05
Net realized and unrealized gain (loss)	2.22	0.31	(3.10)	5.46	0.35	0.88
Total from investment operations	2.25	0.35	(3.10)	5.42	0.42	0.93
Less distributions:
From net investment income	—	(0.03)	(0.69)	—	(0.13)	(0.02)
From net realized gain on investments	—	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	—	(1.31)	(2.08)	(0.73)	(0.66)	(1.42)
Net asset value at end of period	$ 15.22	$ 12.97	$ 13.93	$ 19.11	$ 14.42	$ 14.66
Total investment return (b)	17.35%	2.64%	(18.37)%	38.53%	2.79%	7.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%††	0.30%	(0.00)%‡‡	(0.25)%	0.49%	0.33%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.45%††	1.47%	1.38%	1.46%	1.47%	1.47%
Portfolio turnover rate	18%	23%	17%	27%	36%	35%
Net assets at end of period (in 000’s)	$ 7,952	$ 7,961	$ 10,763	$ 16,001	$ 15,805	$ 18,411

*	Unaudited.
‡	Less than one cent per share.
‡‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.88	$ 14.84	$ 20.21	$ 15.15	$ 15.37	$ 15.86
Net investment income (loss) (a)	0.12	0.21	0.19	0.16	0.24	0.21
Net realized and unrealized gain (loss)	2.39	0.32	(3.27)	5.74	0.39	0.93
Total from investment operations	2.51	0.53	(3.08)	5.90	0.63	1.14
Less distributions:
From net investment income	—	(0.21)	(0.90)	(0.11)	(0.32)	(0.23)
From net realized gain on investments	—	(1.28)	(1.39)	(0.73)	(0.53)	(1.40)
Total distributions	—	(1.49)	(2.29)	(0.84)	(0.85)	(1.63)
Net asset value at end of period	$ 16.39	$ 13.88	$ 14.84	$ 20.21	$ 15.15	$ 15.37
Total investment return (b)	18.08%	3.80%	(17.35)%	40.05%	4.02%	8.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%††	1.43%	1.16%	0.86%	1.60%	1.40%
Net expenses (c)	0.12%††	0.14%	0.12%	0.13%	0.16%	0.16%
Portfolio turnover rate	18%	23%	17%	27%	36%	35%
Net assets at end of period (in 000’s)	$ 5,903	$ 4,968	$ 5,463	$ 6,649	$ 4,727	$ 4,894

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 13.51	$ 14.46	$ 19.75	$ 14.84	$ 15.70**
Net investment income (loss) (a)	0.08	0.09	0.05	(0.01)	(0.01)
Net realized and unrealized gain (loss)	2.32	0.35	(3.17)	5.68	(0.85)
Total from investment operations	2.40	0.44	(3.12)	5.67	(0.86)
Less distributions:
From net investment income	—	(0.11)	(0.78)	(0.03)	—
From net realized gain on investments	—	(1.28)	(1.39)	(0.73)	—
Total distributions	—	(1.39)	(2.17)	(0.76)	—
Net asset value at end of period	$ 15.91	$ 13.51	$ 14.46	$ 19.75	$ 14.84
Total investment return (b)	17.76%	3.19%	(17.91)%	39.15%	(5.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%††	0.62%	0.30%	(0.07)%	(0.27)%††
Net expenses (c)	0.63%††	0.79%	0.80%	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.63%††	0.79%	0.88%	0.96%	0.97%††
Portfolio turnover rate	18%	23%	17%	27%	36%
Net assets at end of period (in 000’s)	$ 4,086	$ 2,742	$ 1,383	$ 463	$ 24

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay Equity Allocation Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund (formerly known as MainStay Moderate Growth Allocation Fund) and MainStay Equity Allocation Fund (formerly known as MainStay Growth Allocation Fund) (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations
MainStay Conservative Allocation Fund	Class A, Investor Class, Class B, Class C, Class I and SIMPLE Class
MainStay Moderate Allocation Fund	Class A, Investor Class, Class B, Class C, Class I and SIMPLE Class
MainStay Growth Allocation Fund	Class A, Investor Class, Class B, Class C, Class I and SIMPLE Class
MainStay Equity Allocation Fund	Class A, Investor Class, Class B, Class C, Class I and SIMPLE Class
Effective at the close of business on February 23, 2024, Class R3 shares of MainStay Equity Allocation Fund and Class R2 and R3 shares of the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund and MainStay Moderate Allocation Fund were liquidated.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Funds as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I shares are not subject to a distribution and/or service fee.
The investment objective for each of the Allocation Funds is as follows:
The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity Allocation Fund seeks long-term growth of capital.
The Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC ("New York Life Investments" or “Manager”) or its affiliates (the “Underlying Funds”). The MainStay Equity Allocation Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds.

71

Notes to Financial Statements (Unaudited) (continued)
Note 2–Significant Accounting Policies
The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in each Allocation Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Allocation Funds' and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Allocation Fund investments. The Valuation Designee may value the Allocation Funds' portfolio securities for which market quotations are not readily available and other Allocation Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that each Allocation Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Fund. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Fund’s assets and liabilities as of April 30, 2024, is included at the end of each Allocation Fund’s Portfolio of Investments.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

72	MainStay Asset Allocation Funds

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Funds will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits.
The Manager evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds' financial statements. The Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.
Additionally, the Allocation Funds may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
73

Notes to Financial Statements (Unaudited) (continued)
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Funds may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Funds will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Funds receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Funds' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Funds typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Funds' exposure to the credit risk of its original counterparty. The Allocation Funds will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Funds would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Funds bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Funds may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Funds enters into a “long” equity swap, the counterparty may agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Funds' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Funds on the notional amount. Alternatively, when the Allocation Funds enters into a “short” equity swap, the counterparty will generally agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Funds sold a particular referenced security or securities short, less the dividend expense that the Allocation Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Funds is contractually obligated to make. If the other party to an equity swap defaults, the Allocation Funds' risk of loss consists of the net amount of payments that the Allocation Funds is contractually entitled to receive, if any. The Allocation Funds will segregate cash or liquid

74	MainStay Asset Allocation Funds

assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Funds' current obligations. The Allocation Funds and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Funds' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Funds may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Funds may suffer a loss, which may be substantial.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.
(I) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Funds' financial positions, performance and cash flows.
The Allocation Funds entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Funds' holdings. These derivatives are not accounted for as hedging instruments.
MainStay Conservative Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$1,399,730	$1,399,730
Total Net Realized Gain (Loss)	$1,399,730	$1,399,730

Average Notional Amount	Total
Swap Contracts Long	$ 91,524,193
Swap Contracts Short	$(58,918,392)
MainStay Moderate Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$3,171,384	$3,171,384
Total Net Realized Gain (Loss)	$3,171,384	$3,171,384

Average Notional Amount	Total
Swap Contracts Long	$ 186,408,753
Swap Contracts Short	$(120,027,545)
MainStay Growth Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$2,902,399	$2,902,399
Total Net Realized Gain (Loss)	$2,902,399	$2,902,399

Average Notional Amount	Total
Swap Contracts Long	$ 195,745,366
Swap Contracts Short	$(123,363,637)
MainStay Equity Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$123,434	$123,434
Total Net Realized Gain (Loss)	$123,434	$123,434

Average Notional Amount	Total
Swap Contracts Long	$ 88,138,937
Swap Contracts Short	$(66,661,370)
Note 3–Fees and Related Party Transactions
(A) Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds' Manager, pursuant to an Amended and Restated Management Agreement
75

Notes to Financial Statements (Unaudited) (continued)
(“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.
The Allocation Funds do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Investor Class	Class B	Class C	Class I	SIMPLE Class
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.80%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.80
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.80
MainStay Equity Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.80

This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:
Fund	Total
MainStay Conservative Allocation Fund	$30,653
MainStay Moderate Allocation Fund	66,204
MainStay Growth Allocation Fund	75,863
MainStay Equity Allocation Fund	52,308
JPMorgan provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds' administrative  operations. For providing these services to the Allocation Funds, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of
New York Life Investments. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3

76	MainStay Asset Allocation Funds

shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the period November 1, 2023 through February 23, 2024, shareholder service fees incurred by the Fund were as follows:
MainStay Conservative Allocation Fund
Class R2*	$ 29
Class R3*	720

MainStay Moderate Allocation Fund
Class R2*	$ 47
Class R3*	556

MainStay Growth Allocation Fund
Class R2*	$ 21
Class R3*	273

MainStay Equity Allocation Fund
Class R3*	$623

*	Class liquidated and is no longer offered for sale as of February 23, 2024.
(C) Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the six-month period ended April 30, 2024, was as follows:
MainStay Conservative Allocation Fund
Class A	$ 11,714
Investor Class	3,112

MainStay Moderate Allocation Fund
Class A	$ 32,567
Investor Class	11,254

MainStay Growth Allocation Fund
Class A	$ 40,306
Investor Class	10,866

MainStay Equity Allocation Fund
Class A	$ 22,185
Investor Class	5,929
The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2024, as follows:
MainStay Conservative Allocation Fund
Class A	$ 1,373
Investor Class	1
Class B	392
Class C	274

MainStay Moderate Allocation Fund
Class A	$ 4,969
Class C	1,132

MainStay Growth Allocation Fund
Class A	$ 3,638
Investor Class	3
Class C	851

MainStay Equity Allocation Fund
Class A	$ 2,321
Class B	8
Class C	240
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor and Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Allocation Funds and any reimbursements,
77

Notes to Financial Statements (Unaudited) (continued)
pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Conservative Allocation Fund	Expense	Waived
Class A	$ 98,081	$ —
Investor Class	60,108	—
Class B	4,899	—
Class C	22,025	—
Class I	2,198	—
Class R2*	17	—
Class R3*	421	—
SIMPLE Class	767	—

*	Effective at the close of business on February 23, 2024, Class R2 and R3 shares were liquidated.

MainStay Moderate Allocation Fund	Expense	Waived
Class A	$ 182,838	$ —
Investor Class	162,259	—
Class B	12,957	—
Class C	26,911	—
Class I	2,244	—
Class R2*	26	—
Class R3*	311	—
SIMPLE Class	3,377	—

*	Effective at the close of business on February 23, 2024, Class R2 and R3 shares were liquidated.

MainStay Growth Allocation Fund	Expense	Waived
Class A	$ 205,244	$ —
Investor Class	191,241	—
Class B	16,031	—
Class C	29,400	—
Class I	3,169	—
Class R2*	13	—
Class R3*	165	—
SIMPLE Class	2,303	—

*	Effective at the close of business on February 23, 2024, Class R2 and R3 shares were liquidated.

MainStay Equity Allocation Fund	Expense	Waived
Class A	$ 118,335	$ —
Investor Class	114,255	—
Class B	10,146	—
Class C	16,501	—
Class I	1,876	—
Class R3*	415	—
SIMPLE Class	1,431	—

*	Effective at the close of business on February 23, 2024, Class R3 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:
MainStay Conservative Allocation Fund
SIMPLE Class	$26,987	1.0%

MainStay Moderate Allocation Fund
SIMPLE Class	$29,012	0.3%

MainStay Growth Allocation Fund
SIMPLE Class	$31,307	0.5%

MainStay Equity Allocation Fund
SIMPLE Class	$32,801	0.8%
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Conservative Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$368,685,772	$22,481,230	$(14,065,991)	$8,415,239

MainStay Moderate Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$705,351,439	$74,554,795	$(11,904,297)	$62,650,498

78	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$708,230,902	$100,836,268	$(972,387)	$99,863,881

MainStay Equity Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$378,212,446	$66,302,090	$(401,695)	$65,900,395
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $319,475, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of MainStay Conservative Allocation Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$319
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $2,192,839, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of MainStay Equity Allocation Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$14	$2,179
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
MainStay Conservative Allocation Fund	$ 4,038,761	$ 6,969,769	$6,469,787	$17,478,317
MainStay Moderate Allocation Fund	10,715,476	28,954,715	—	39,670,191
MainStay Growth Allocation Fund	9,642,885	42,606,280	—	52,249,165
MainStay Equity Allocation Fund	7,684,587	31,247,607	—	38,932,194

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on each Allocation Fund's net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.
Note 6–Line of Credit
The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional
79

Notes to Financial Statements (Unaudited) (continued)
year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Allocation Funds.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Conservative Allocation Fund	$ 65,919	$ 81,427
MainStay Moderate Allocation Fund	155,736	168,651
MainStay Growth Allocation Fund	145,669	174,904
MainStay Equity Allocation Fund	76,786	97,233
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
MainStay Conservative Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,012,904	$ 11,695,993
Shares issued to shareholders in reinvestment of distributions	411,968	4,811,919
Shares redeemed	(3,010,864)	(34,396,596)
Net increase (decrease) in shares outstanding before conversion	(1,585,992)	(17,888,684)
Shares converted into Class A (See Note 1)	399,367	4,624,004
Net increase (decrease)	(1,186,625)	$(13,264,680)
Year ended October 31, 2023:
Shares sold	1,825,511	$ 20,067,573
Shares issued to shareholders in reinvestment of distributions	1,355,130	14,650,400
Shares redeemed	(5,502,780)	(60,483,372)
Net increase (decrease) in shares outstanding before conversion	(2,322,139)	(25,765,399)
Shares converted into Class A (See Note 1)	675,316	7,437,427
Shares converted from Class A (See Note 1)	(1,028)	(11,375)
Net increase (decrease)	(1,647,851)	$(18,339,347)

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	107,214	$ 1,229,439
Shares issued to shareholders in reinvestment of distributions	38,018	443,660
Shares redeemed	(190,701)	(2,181,289)
Net increase (decrease) in shares outstanding before conversion	(45,469)	(508,190)
Shares converted into Investor Class (See Note 1)	70,801	813,419
Shares converted from Investor Class (See Note 1)	(229,798)	(2,663,624)
Net increase (decrease)	(204,466)	$ (2,358,395)
Year ended October 31, 2023:
Shares sold	303,166	$ 3,331,191
Shares issued to shareholders in reinvestment of distributions	130,090	1,405,692
Shares redeemed	(383,584)	(4,216,738)
Net increase (decrease) in shares outstanding before conversion	49,672	520,145
Shares converted into Investor Class (See Note 1)	150,061	1,663,424
Shares converted from Investor Class (See Note 1)	(376,864)	(4,137,768)
Net increase (decrease)	(177,131)	$ (1,954,199)

80	MainStay Asset Allocation Funds

Class B	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	952	$ 10,814
Shares issued to shareholders in reinvestment of distributions	2,132	24,408
Shares redeemed	(21,605)	(244,815)
Net increase (decrease) in shares outstanding before conversion	(18,521)	(209,593)
Shares converted from Class B (See Note 1)	(108,796)	(1,226,377)
Net increase (decrease)	(127,317)	$ (1,435,970)
Year ended October 31, 2023:
Shares sold	6,867	$ 74,042
Shares issued to shareholders in reinvestment of distributions	15,529	164,406
Shares redeemed	(78,848)	(851,118)
Net increase (decrease) in shares outstanding before conversion	(56,452)	(612,670)
Shares converted from Class B (See Note 1)	(186,807)	(2,026,564)
Net increase (decrease)	(243,259)	$ (2,639,234)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	21,498	$ 242,446
Shares issued to shareholders in reinvestment of distributions	10,212	116,990
Shares redeemed	(143,382)	(1,612,407)
Net increase (decrease) in shares outstanding before conversion	(111,672)	(1,252,971)
Shares converted from Class C (See Note 1)	(136,427)	(1,546,542)
Net increase (decrease)	(248,099)	$ (2,799,513)
Year ended October 31, 2023:
Shares sold	75,687	$ 818,520
Shares issued to shareholders in reinvestment of distributions	53,130	562,670
Shares redeemed	(386,212)	(4,156,690)
Net increase (decrease) in shares outstanding before conversion	(257,395)	(2,775,500)
Shares converted from Class C (See Note 1)	(269,755)	(2,925,144)
Net increase (decrease)	(527,150)	$ (5,700,644)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	35,366	$ 410,755
Shares issued to shareholders in reinvestment of distributions	9,731	114,921
Shares redeemed	(174,626)	(2,042,005)
Net increase (decrease)	(129,529)	$ (1,516,329)
Year ended October 31, 2023:
Shares sold	230,488	$ 2,544,900
Shares issued to shareholders in reinvestment of distributions	32,042	350,884
Shares redeemed	(159,046)	(1,769,430)
Net increase (decrease)	103,484	$ 1,126,354

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	138	$ 1,512
Shares issued to shareholders in reinvestment of distributions	100	1,155
Shares redeemed	(15,127)	(174,359)
Net increase (decrease)	(14,889)	$ (171,692)
Year ended October 31, 2023:
Shares sold	1,194	$ 13,165
Shares issued to shareholders in reinvestment of distributions	599	6,474
Shares redeemed	(92)	(997)
Net increase (decrease)	1,701	$ 18,642

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	300	$ 3,335
Shares issued to shareholders in reinvestment of distributions	1,487	17,084
Shares redeemed	(248,093)	(2,881,689)
Net increase (decrease)	(246,306)	$ (2,861,270)
Year ended October 31, 2023:
Shares sold	46,586	$ 506,417
Shares issued to shareholders in reinvestment of distributions	8,920	95,982
Shares redeemed	(14,617)	(160,100)
Net increase (decrease)	40,889	$ 442,299

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	57,026	$ 653,306
Shares issued to shareholders in reinvestment of distributions	3,100	36,119
Shares redeemed	(18,484)	(213,170)
Net increase (decrease) in shares outstanding before conversion	41,642	476,255
Shares converted from SIMPLE Class (See Note 1)	(77)	(880)
Net increase (decrease)	41,565	$ 475,375
Year ended October 31, 2023:
Shares sold	106,697	$ 1,168,087
Shares issued to shareholders in reinvestment of distributions	6,326	68,251
Shares redeemed	(32,717)	(359,823)
Net increase (decrease)	80,306	$ 876,515

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
81

Notes to Financial Statements (Unaudited) (continued)
MainStay Moderate Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,723,298	$ 22,771,035
Shares issued to shareholders in reinvestment of distributions	179,621	2,376,217
Shares redeemed	(3,979,929)	(52,457,610)
Net increase (decrease) in shares outstanding before conversion	(2,077,010)	(27,310,358)
Shares converted into Class A (See Note 1)	935,409	12,470,523
Net increase (decrease)	(1,141,601)	$(14,839,835)
Year ended October 31, 2023:
Shares sold	3,202,261	$ 39,321,541
Shares issued to shareholders in reinvestment of distributions	2,799,172	32,890,277
Shares redeemed	(6,828,277)	(83,781,863)
Net increase (decrease) in shares outstanding before conversion	(826,844)	(11,570,045)
Shares converted into Class A (See Note 1)	1,476,474	18,127,191
Net increase (decrease)	649,630	$ 6,557,146

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	336,502	$ 4,454,387
Shares issued to shareholders in reinvestment of distributions	10,827	143,677
Shares redeemed	(395,808)	(5,223,499)
Net increase (decrease) in shares outstanding before conversion	(48,479)	(625,435)
Shares converted into Investor Class (See Note 1)	110,469	1,459,542
Shares converted from Investor Class (See Note 1)	(687,958)	(9,197,953)
Net increase (decrease)	(625,968)	$ (8,363,846)
Year ended October 31, 2023:
Shares sold	827,461	$ 10,171,397
Shares issued to shareholders in reinvestment of distributions	368,313	4,338,731
Shares redeemed	(776,785)	(9,543,046)
Net increase (decrease) in shares outstanding before conversion	418,989	4,967,082
Shares converted into Investor Class (See Note 1)	274,894	3,416,373
Shares converted from Investor Class (See Note 1)	(968,458)	(11,897,082)
Net increase (decrease)	(274,575)	$ (3,513,627)

Class B	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	2,894	$ 37,579
Shares redeemed	(36,826)	(479,802)
Net increase (decrease) in shares outstanding before conversion	(33,932)	(442,223)
Shares converted from Class B (See Note 1)	(243,748)	(3,185,031)
Net increase (decrease)	(277,680)	$ (3,627,254)
Year ended October 31, 2023:
Shares sold	3,497	$ 42,158
Shares issued to shareholders in reinvestment of distributions	51,681	603,118
Shares redeemed	(133,386)	(1,615,872)
Net increase (decrease) in shares outstanding before conversion	(78,208)	(970,596)
Shares converted from Class B (See Note 1)	(492,641)	(6,001,797)
Net increase (decrease)	(570,849)	$ (6,972,393)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	37,236	$ 485,082
Shares redeemed	(176,673)	(2,292,177)
Net increase (decrease) in shares outstanding before conversion	(139,437)	(1,807,095)
Shares converted from Class C (See Note 1)	(111,834)	(1,461,458)
Net increase (decrease)	(251,271)	$ (3,268,553)
Year ended October 31, 2023:
Shares sold	125,907	$ 1,523,284
Shares issued to shareholders in reinvestment of distributions	71,032	828,236
Shares redeemed	(324,580)	(3,922,879)
Net increase (decrease) in shares outstanding before conversion	(127,641)	(1,571,359)
Shares converted from Class C (See Note 1)	(298,033)	(3,640,901)
Net increase (decrease)	(425,674)	$ (5,212,260)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	39,634	$ 535,930
Shares issued to shareholders in reinvestment of distributions	3,632	48,416
Shares redeemed	(78,536)	(1,031,809)
Net increase (decrease)	(35,270)	$ (447,463)
Year ended October 31, 2023:
Shares sold	89,272	$ 1,090,784
Shares issued to shareholders in reinvestment of distributions	39,985	473,021
Shares redeemed	(187,074)	(2,289,886)
Net increase (decrease)	(57,817)	$ (726,081)

82	MainStay Asset Allocation Funds

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	38	$ 492
Shares issued to shareholders in reinvestment of distributions	35	469
Shares redeemed	(13,582)	(182,114)
Net increase (decrease)	(13,509)	$ (181,153)
Year ended October 31, 2023:
Shares sold	279	$ 3,452
Shares issued to shareholders in reinvestment of distributions	712	8,356
Shares redeemed	(256)	(3,139)
Net increase (decrease)	735	$ 8,669

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	4,792	$ 61,215
Shares issued to shareholders in reinvestment of distributions	21	271
Shares redeemed	(147,694)	(1,979,435)
Net increase (decrease) in shares outstanding before conversion	(142,881)	(1,917,949)
Shares converted from Class R3 (See Note 1)	(5,519)	(73,520)
Net increase (decrease)	(148,400)	$ (1,991,469)
Year ended October 31, 2023:
Shares sold	61,228	$ 754,197
Shares issued to shareholders in reinvestment of distributions	6,808	79,853
Shares redeemed	(52,021)	(645,674)
Net increase (decrease)	16,015	$ 188,376

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	184,604	$ 2,455,655
Shares issued to shareholders in reinvestment of distributions	146	1,931
Shares redeemed	(55,965)	(717,347)
Net increase (decrease) in shares outstanding before conversion	128,785	1,740,239
Shares converted from SIMPLE Class (See Note 1)	(907)	(12,103)
Net increase (decrease)	127,878	$ 1,728,136
Year ended October 31, 2023:
Shares sold	331,562	$ 4,064,307
Shares issued to shareholders in reinvestment of distributions	15,225	179,502
Shares redeemed	(26,988)	(332,260)
Net increase (decrease) in shares outstanding before conversion	319,799	3,911,549
Shares converted from SIMPLE Class (See Note 1)	(311)	(3,784)
Net increase (decrease)	319,488	$ 3,907,765

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
MainStay Growth Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,538,943	$ 22,918,422
Shares issued to shareholders in reinvestment of distributions	390,867	5,796,297
Shares redeemed	(3,491,476)	(51,976,495)
Net increase (decrease) in shares outstanding before conversion	(1,561,666)	(23,261,776)
Shares converted into Class A (See Note 1)	1,054,990	15,864,694
Shares converted from Class A (See Note 1)	(692)	(10,174)
Net increase (decrease)	(507,368)	$ (7,407,256)
Year ended October 31, 2023:
Shares sold	3,011,551	$ 41,173,419
Shares issued to shareholders in reinvestment of distributions	3,252,977	42,321,240
Shares redeemed	(5,905,220)	(80,731,428)
Net increase (decrease) in shares outstanding before conversion	359,308	2,763,231
Shares converted into Class A (See Note 1)	1,417,769	19,378,397
Shares converted from Class A (See Note 1)	(9,590)	(134,191)
Net increase (decrease)	1,767,487	$ 22,007,437

83

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	286,697	$ 4,250,050
Shares issued to shareholders in reinvestment of distributions	44,206	657,269
Shares redeemed	(348,364)	(5,176,022)
Net increase (decrease) in shares outstanding before conversion	(17,461)	(268,703)
Shares converted into Investor Class (See Note 1)	114,281	1,697,514
Shares converted from Investor Class (See Note 1)	(828,402)	(12,493,857)
Net increase (decrease)	(731,582)	$(11,065,046)
Year ended October 31, 2023:
Shares sold	734,117	$ 10,055,235
Shares issued to shareholders in reinvestment of distributions	514,529	6,714,607
Shares redeemed	(751,519)	(10,314,971)
Net increase (decrease) in shares outstanding before conversion	497,127	6,454,871
Shares converted into Investor Class (See Note 1)	254,922	3,542,500
Shares converted from Investor Class (See Note 1)	(997,180)	(13,604,376)
Net increase (decrease)	(245,131)	$ (3,607,005)

Class B	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	811	$ 11,810
Shares issued to shareholders in reinvestment of distributions	893	13,058
Shares redeemed	(54,585)	(804,443)
Net increase (decrease) in shares outstanding before conversion	(52,881)	(779,575)
Shares converted from Class B (See Note 1)	(249,096)	(3,649,357)
Net increase (decrease)	(301,977)	$ (4,428,932)
Year ended October 31, 2023:
Shares sold	2,367	$ 31,717
Shares issued to shareholders in reinvestment of distributions	72,241	929,021
Shares redeemed	(113,744)	(1,529,107)
Net increase (decrease) in shares outstanding before conversion	(39,136)	(568,369)
Shares converted from Class B (See Note 1)	(463,828)	(6,298,856)
Net increase (decrease)	(502,964)	$ (6,867,225)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	45,727	$ 670,572
Shares issued to shareholders in reinvestment of distributions	1,560	22,826
Shares redeemed	(145,527)	(2,143,351)
Net increase (decrease) in shares outstanding before conversion	(98,240)	(1,449,953)
Shares converted from Class C (See Note 1)	(86,442)	(1,264,693)
Net increase (decrease)	(184,682)	$ (2,714,646)
Year ended October 31, 2023:
Shares sold	94,402	$ 1,271,273
Shares issued to shareholders in reinvestment of distributions	92,277	1,187,605
Shares redeemed	(336,393)	(4,514,659)
Net increase (decrease) in shares outstanding before conversion	(149,714)	(2,055,781)
Shares converted from Class C (See Note 1)	(221,194)	(3,009,905)
Net increase (decrease)	(370,908)	$ (5,065,686)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	136,709	$ 2,057,039
Shares issued to shareholders in reinvestment of distributions	7,122	107,190
Shares redeemed	(117,737)	(1,766,441)
Net increase (decrease) in shares outstanding before conversion	26,094	397,788
Shares converted into Class I (See Note 1)	489	7,174
Net increase (decrease)	26,583	$ 404,962
Year ended October 31, 2023:
Shares sold	250,066	$ 3,535,573
Shares issued to shareholders in reinvestment of distributions	46,977	620,096
Shares redeemed	(198,492)	(2,738,948)
Net increase (decrease) in shares outstanding before conversion	98,551	1,416,721
Shares converted into Class I (See Note 1)	8,866	126,431
Net increase (decrease)	107,417	$ 1,543,152

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares issued to shareholders in reinvestment of distributions	35	$ 522
Shares redeemed	(4,669)	(71,175)
Net increase (decrease)	(4,634)	$ (70,653)
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	415	$ 5,399
Shares redeemed	(1,451)	(19,532)
Net increase (decrease)	(1,036)	$ (14,133)

84	MainStay Asset Allocation Funds

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	1,809	$ 26,072
Shares issued to shareholders in reinvestment of distributions	348	5,141
Shares redeemed	(63,720)	(955,725)
Net increase (decrease) in shares outstanding before conversion	(61,563)	(924,512)
Shares converted from Class R3 (See Note 1)	(8,354)	(125,756)
Net increase (decrease)	(69,917)	$ (1,050,268)
Year ended October 31, 2023:
Shares sold	13,691	$ 185,219
Shares issued to shareholders in reinvestment of distributions	5,226	67,736
Shares redeemed	(22,726)	(303,999)
Net increase (decrease)	(3,809)	$ (51,044)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	113,017	$ 1,683,956
Shares issued to shareholders in reinvestment of distributions	2,165	32,240
Shares redeemed	(29,969)	(449,568)
Net increase (decrease) in shares outstanding before conversion	85,213	1,266,628
Shares converted from SIMPLE Class (See Note 1)	(1,655)	(25,545)
Net increase (decrease)	83,558	$ 1,241,083
Year ended October 31, 2023:
Shares sold	188,294	$ 2,578,541
Shares issued to shareholders in reinvestment of distributions	17,071	223,125
Shares redeemed	(63,741)	(867,586)
Net increase (decrease)	141,624	$ 1,934,080

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
MainStay Equity Allocation Fund
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	870,194	$ 13,573,252
Shares redeemed	(1,624,001)	(25,564,496)
Net increase (decrease) in shares outstanding before conversion	(753,807)	(11,991,244)
Shares converted into Class A (See Note 1)	643,522	10,184,703
Shares converted from Class A (See Note 1)	(301)	(4,920)
Net increase (decrease)	(110,586)	$ (1,811,461)
Year ended October 31, 2023:
Shares sold	1,778,515	$ 25,173,338
Shares issued to shareholders in reinvestment of distributions	2,272,820	30,273,962
Shares redeemed	(2,748,476)	(38,870,329)
Net increase (decrease) in shares outstanding before conversion	1,302,859	16,576,971
Shares converted into Class A (See Note 1)	837,211	11,822,136
Shares converted from Class A (See Note 1)	(87)	(1,202)
Net increase (decrease)	2,139,983	$ 28,397,905

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	154,816	$ 2,402,234
Shares redeemed	(187,052)	(2,910,267)
Net increase (decrease) in shares outstanding before conversion	(32,236)	(508,033)
Shares converted into Investor Class (See Note 1)	65,538	1,015,461
Shares converted from Investor Class (See Note 1)	(507,199)	(8,031,147)
Net increase (decrease)	(473,897)	$ (7,523,719)
Year ended October 31, 2023:
Shares sold	474,160	$ 6,710,903
Shares issued to shareholders in reinvestment of distributions	428,984	5,714,066
Shares redeemed	(476,362)	(6,732,595)
Net increase (decrease) in shares outstanding before conversion	426,782	5,692,374
Shares converted into Investor Class (See Note 1)	129,559	1,864,152
Shares converted from Investor Class (See Note 1)	(583,935)	(8,226,270)
Net increase (decrease)	(27,594)	$ (669,744)

85

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,378	$ 19,200
Shares redeemed	(28,350)	(424,355)
Net increase (decrease) in shares outstanding before conversion	(26,972)	(405,155)
Shares converted from Class B (See Note 1)	(155,992)	(2,330,235)
Net increase (decrease)	(182,964)	$ (2,735,390)
Year ended October 31, 2023:
Shares sold	389	$ 5,230
Shares issued to shareholders in reinvestment of distributions	69,384	890,193
Shares redeemed	(92,560)	(1,262,149)
Net increase (decrease) in shares outstanding before conversion	(22,787)	(366,726)
Shares converted from Class B (See Note 1)	(282,868)	(3,873,248)
Net increase (decrease)	(305,655)	$ (4,239,974)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	17,791	$ 263,179
Shares redeemed	(63,087)	(943,045)
Net increase (decrease) in shares outstanding before conversion	(45,296)	(679,866)
Shares converted from Class C (See Note 1)	(46,024)	(689,164)
Net increase (decrease)	(91,320)	$ (1,369,030)
Year ended October 31, 2023:
Shares sold	50,468	$ 683,433
Shares issued to shareholders in reinvestment of distributions	75,273	968,019
Shares redeemed	(168,666)	(2,278,811)
Net increase (decrease) in shares outstanding before conversion	(42,925)	(627,359)
Shares converted from Class C (See Note 1)	(116,014)	(1,585,568)
Net increase (decrease)	(158,939)	$ (2,212,927)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	21,708	$ 360,552
Shares redeemed	(19,307)	(312,961)
Net increase (decrease)	2,401	$ 47,591
Year ended October 31, 2023:
Shares sold	26,561	$ 377,541
Shares issued to shareholders in reinvestment of distributions	38,925	530,552
Shares redeemed	(75,901)	(1,100,828)
Net increase (decrease)	(10,415)	$ (192,735)

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	2,882	$ 41,697
Shares redeemed	(130,069)	(2,073,042)
Net increase (decrease) in shares outstanding before conversion	(127,187)	(2,031,345)
Shares converted from Class R3 (See Note 1)	(9,250)	(140,500)
Net increase (decrease)	(136,437)	$ (2,171,845)
Year ended October 31, 2023:
Shares sold	20,292	$ 284,024
Shares issued to shareholders in reinvestment of distributions	12,754	168,606
Shares redeemed	(32,098)	(442,365)
Net increase (decrease)	948	$ 10,265

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	73,628	$ 1,143,181
Shares redeemed	(19,417)	(298,069)
Net increase (decrease) in shares outstanding before conversion	54,211	845,112
Shares converted from SIMPLE Class (See Note 1)	(282)	(4,198)
Net increase (decrease)	53,929	$ 840,914
Year ended October 31, 2023:
Shares sold	119,470	$ 1,690,668
Shares issued to shareholders in reinvestment of distributions	11,472	153,037
Shares redeemed	(23,660)	(333,838)
Net increase (decrease)	107,282	$ 1,509,867

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.

Note 10–Other Matters
As of the date of this report, the Funds face a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Funds' investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Funds' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date

86	MainStay Asset Allocation Funds

the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
87

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund  (each, a “Fund” and together, the “Funds”) and New York Life Investment Management LLC (“New York Life Investments”)  is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on each Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Fund, if any, and, when applicable, the rationale for differences in each Fund’s management fee and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of each Fund and investment-related matters for each Fund as well as presentations from New York Life Investments personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding each Fund’s distribution arrangements.  In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of each Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of the Management Agreement are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of each Fund and the historical investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with each Fund; (iv) the extent to which economies of scale have been realized or may be realized if each Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit each Fund’s shareholders; and (v) the reasonableness of each Fund’s management fee and total ordinary operating expenses.  Although the Board recognized that comparisons between each Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments.  The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the

88	MainStay Asset Allocation Funds

MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that each Fund’s shareholders, having had the opportunity to consider other investment options, have invested in each Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during the Board’s December 6–7, 2023 meeting are summarized in more detail below.   The Board considered on a Fund-by-Fund basis the factors and information deemed relevant and appropriate by the Trustees to evaluate the continuation of the Management Agreement, and the Board’s decision was made separately with respect to each Fund.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Fund.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to each Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to each Fund.
The Board also considered the range of services that New York Life Investments provides to the Funds under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Funds and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Funds and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to each Fund and considered the terms of the Management Agreement.  The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Funds and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at New York Life Investments.  The Board considered New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs that may relate to the Funds.  The Board also considered New York Life Investments’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Funds.  In this regard, the Board considered the qualifications and experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
Because the Funds invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Funds invest.
In addition, the Board considered information provided by New York Life Investments regarding its business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that each Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of each Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, each Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to a relevant investment category and each Fund’s benchmarks, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also
89

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
considered information provided by ISS showing the investment performance of each Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning each Fund’s investment performance over various periods as well as discussions between each Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of each Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement.  The Board also considered the profitability of New York Life Investments and its affiliates due to their relationships with the Funds as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.
The Board noted that the Funds do not pay a management fee for the allocation and other management services provided by New York Life Investments under the Management Agreement but that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest.  The Board considered that the Funds’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates.  The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, and profitability of New York Life Investments and its affiliates due to their relationships with each Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of each Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life
Investments to continue to provide high-quality services to the Funds.  The Board recognized that each Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to each Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with each Fund, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Funds, including the potential rationale for and costs associated with investments in this money market fund by the Funds, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Funds.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing each Fund, New York Life Investments’ affiliates also earn revenues from serving each Fund in various other capacities, including as each Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with each Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with each Fund were not excessive.

90	MainStay Asset Allocation Funds

Management Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and each Fund’s total ordinary operating expenses.
In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. Because the Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Funds indirectly pay by investing in underlying funds that charge a management fee.  The Board considered New York Life Investments’ process for monitoring and addressing potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of each Fund, if any.  The Board considered the contractual management fee schedule for each Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Funds, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on each Fund’s net management fee and expenses.  The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for mutual funds.
Because the Funds invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board also considered information provided by New York Life Investments regarding the fees and expenses associated with the Funds’ investments in other funds, including New York Life Investments’ finding that the applicable Fund’s fees and expenses do not duplicate the fees and expenses of the corresponding acquired fund (when required by Rule 12d1-4 under the 1940 Act).
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of each Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and each Fund’s transfer agent, charges each Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Funds.
The Board considered the extent to which transfer agent fees contributed to the total expenses of each Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that each Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to each Fund and whether each Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with each Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to each Fund.  The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how each Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Funds invest and the benefit of any breakpoints in the management fee schedules for the underlying MainStay Funds would pass through to shareholders of the Funds at the specified levels of underlying MainStay Fund assets.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of each Fund’s shareholders through each Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
91

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
92	MainStay Asset Allocation Funds

Discussion of the Operation and Effectiveness of the Allocation Funds' Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Allocation Funds have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Allocation Funds' liquidity risk. The Allocation Funds' liquidity risk is the risk that the Allocation Funds could not meet requests to redeem shares issued by the Allocation Funds without significant dilution of the remaining investors’ interests in the Allocation Funds. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Allocation Funds' liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Allocation Funds' liquidity developments and (iii) the Allocation Funds' investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Allocation Funds' liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Allocation Fund's portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator's liquidity classification determinations are made by taking into account the Allocation Funds' reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Allocation Funds' prospectus for more information regarding the Allocation Funds' exposure to liquidity risk and other risks to which it may be subject.
93

Proxy Voting Policies and Procedures and Proxy Voting Record
Each Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
94	MainStay Asset Allocation Funds

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022177 MS081-24	MSAA10-06/24
(NYLIM) NL224

MainStay Epoch Capital Growth Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	6/30/2016	13.35%	11.86%	12.39%	12.60%	1.26%
		Excluding sales charges		19.95	18.37	13.66	13.42	1.26
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	6/30/2016	13.79	12.09	12.06	12.33	1.46
		Excluding sales charges		19.77	17.98	13.33	13.15	1.46
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/30/2016	18.37	16.18	12.53	12.33	2.20
	if Redeemed Within One Year of Purchase	Excluding sales charges		19.37	17.18	12.53	12.33	2.20
Class I Shares	No Sales Charge		6/30/2016	20.15	18.67	13.96	13.70	1.01

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
MSCI World Index (Net)[2]	20.29%	18.39%	10.46%	11.13%
Morningstar Global Large Stock Growth Category Average[3]	21.62	17.03	9.29	10.70

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the MSCI World Index (Net), which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3.	The Morningstar Global Large Stock Growth Category Average is a representative of funds that invest in a variety of international stocks and typically skew towards large caps that are more expensive or projected to grow faster than other global large-cap stocks. World large stock growth portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe's emerging markets. These funds are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,199.50	$ 6.29	$1,019.14	$ 5.77	1.15%
Investor Class Shares	$1,000.00	$1,197.70	$ 7.76	$1,017.80	$ 7.12	1.42%
Class C Shares	$1,000.00	$1,193.70	$11.84	$1,014.07	$10.87	2.17%
Class I Shares	$1,000.00	$1,201.50	$ 4.93	$1,020.39	$ 4.52	0.90%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2024 (Unaudited)
United States	72.0%
Switzerland	3.7
United Kingdom	3.0
China	2.9
Canada	2.3
Spain	2.2
Netherlands	2.1
France	1.9
Sweden	1.7
Denmark	1.6
Japan	1.3
Taiwan	1.2
Australia	1.0
Germany	1.0%
South Africa	0.8
Jordan	0.7
Italy	0.7
Singapore	0.6
Malta	0.6
Mexico	0.6
Thailand	0.4
Indonesia	0.4
Other Assets, Less Liabilities	–2.7
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Ameriprise Financial, Inc.
2.	Alphabet, Inc., Class A
3.	Costco Wholesale Corp.
4.	Domino's Pizza, Inc.
5.	Industria de Diseno Textil SA
6.	Meta Platforms, Inc., Class A
7.	Deckers Outdoor Corp.
8.	LPL Financial Holdings, Inc.
9.	Medpace Holdings, Inc.
10.	Eagle Materials, Inc.

8	MainStay Epoch Capital Growth Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 99.2%
Australia 1.0%
Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	66,336	$ 1,699,409
Canada 2.3%
Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	48,652	2,696,508
Constellation Software, Inc. (Software)	517	1,331,052
		4,027,560
China 2.9%
BYD Co. Ltd., Class H (Automobiles)	38,500	1,055,218
Chongqing Brewery Co. Ltd., Class A (Beverages)	118,274	1,148,608
SITC International Holdings Co. Ltd. (Marine Transportation)	590,000	1,285,200
Yadea Group Holdings Ltd. (Automobiles) (a)	742,000	1,427,640
		4,916,666
Denmark 1.6%
Coloplast A/S, Class B (Health Care Equipment & Supplies)	6,929	837,096
Novo Nordisk A/S, Class B (Pharmaceuticals)	14,453	1,857,434
		2,694,530
France 1.9%
Edenred SE (Financial Services)	22,229	1,053,442
Hermes International SCA (Textiles, Apparel & Luxury Goods)	352	846,246
Sartorius Stedim Biotech (Life Sciences Tools & Services)	6,643	1,434,591
		3,334,279
Germany 1.0%
Merck KGaA (Pharmaceuticals)	10,504	1,669,436
Indonesia 0.4%
Bank Central Asia Tbk. PT (Banks)	1,192,500	714,797
Italy 0.7%
Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	21,789	1,157,866
	Shares	Value

Japan 1.3%
Goldwin, Inc. (Textiles, Apparel & Luxury Goods)	17,900	$ 1,086,015
Hoya Corp. (Health Care Equipment & Supplies)	9,800	1,138,641
		2,224,656
Jordan 0.7%
Hikma Pharmaceuticals plc (Pharmaceuticals)	52,367	1,257,812
Malta 0.6%
Kindred Group plc, SDR (Hotels, Restaurants & Leisure)	89,401	1,001,133
Mexico 0.6%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	53,620	976,636
Netherlands 2.1%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,419	1,236,833
BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	17,577	2,310,931
		3,547,764
Singapore 0.6%
Singapore Exchange Ltd. (Capital Markets)	156,500	1,071,177
South Africa 0.8%
FirstRand Ltd. (Financial Services)	421,597	1,452,271
Spain 2.2%
Amadeus IT Group SA (Hotels, Restaurants & Leisure)	12,528	794,891
Industria de Diseno Textil SA (Specialty Retail) (b)	65,544	2,976,908
		3,771,799
Sweden 1.7%
Atlas Copco AB, Class B (Machinery)	52,884	798,489
Epiroc AB, Class B (Machinery)	49,111	818,923
Evolution AB (Hotels, Restaurants & Leisure)	11,384	1,266,483
		2,883,895

9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Switzerland 3.7%
EMS-Chemie Holding AG (Chemicals)	1,353	$ 1,080,491
Kuehne + Nagel International AG (Registered) (Marine Transportation)	6,193	1,641,176
Logitech International SA (Registered) (Technology Hardware, Storage & Peripherals)	20,755	1,613,386
Partners Group Holding AG (Capital Markets)	1,540	1,974,630
		6,309,683
Taiwan 1.2%
Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	88,000	1,392,010
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	28,000	674,676
		2,066,686
Thailand 0.4%
Fabrinet (Electronic Equipment, Instruments & Components) (c)	4,477	774,834
United Kingdom 3.0%
Auto Trader Group plc (Interactive Media & Services) (a)	190,901	1,653,148
Diageo plc (Beverages)	28,631	987,296
Games Workshop Group plc (Leisure Products)	6,072	750,984
Howden Joinery Group plc (Trading Companies & Distributors)	162,248	1,762,429
		5,153,857
United States 68.5%
Accenture plc, Class A (IT Services)	3,751	1,128,714
Adobe, Inc. (Software) (c)	2,343	1,084,411
Alphabet, Inc., Class A (Interactive Media & Services) (c)	18,995	3,092,006
Ameriprise Financial, Inc. (Capital Markets)	7,589	3,125,074
Apple, Inc. (Technology Hardware, Storage & Peripherals)	8,337	1,420,041
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	10,669	2,119,397
Arista Networks, Inc. (Communications Equipment) (c)	10,141	2,601,775
Automatic Data Processing, Inc. (Professional Services)	5,918	1,431,505
	Shares	Value

United States (continued)
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	1,771	$ 2,302,778
Chemed Corp. (Health Care Providers & Services)	4,048	2,299,264
Copart, Inc. (Commercial Services & Supplies) (c)	25,661	1,393,649
Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	4,191	3,029,674
CSL Ltd. (Biotechnology)	10,262	1,834,380
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods) (c)	3,520	2,881,014
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	5,698	3,015,781
Donaldson Co., Inc. (Machinery)	21,272	1,535,838
Eagle Materials, Inc. (Construction Materials)	10,955	2,746,528
Electronic Arts, Inc. (Entertainment)	6,951	881,526
Eli Lilly & Co. (Pharmaceuticals)	3,432	2,680,735
Encompass Health Corp. (Health Care Providers & Services)	23,010	1,918,574
Etsy, Inc. (Broadline Retail) (c)	11,714	804,400
Expeditors International of Washington, Inc. (Air Freight & Logistics)	11,197	1,246,338
Fastenal Co. (Trading Companies & Distributors)	37,144	2,523,563
Ferguson plc (Trading Companies & Distributors)	9,371	1,976,710
Gentex Corp. (Automobile Components)	45,800	1,570,940
Graco, Inc. (Machinery)	13,287	1,065,617
HCA Healthcare, Inc. (Health Care Providers & Services)	4,356	1,349,576
Hess Midstream LP, Class A (Oil, Gas & Consumable Fuels)	57,030	1,944,723
Home Depot, Inc. (The) (Specialty Retail)	4,642	1,551,449
IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (c)	2,024	997,346
KLA Corp. (Semiconductors & Semiconductor Equipment)	2,860	1,971,369
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	2,981	2,666,236
LPL Financial Holdings, Inc. (Capital Markets)	10,680	2,874,308
Manhattan Associates, Inc. (Software) (c)	5,577	1,149,197
Mastercard, Inc., Class A (Financial Services)	5,500	2,481,600
Medpace Holdings, Inc. (Life Sciences Tools & Services) (c)	7,281	2,827,576

10	MainStay Epoch Capital Growth Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
Meta Platforms, Inc., Class A (Interactive Media & Services)	6,896	$ 2,966,452
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (c)	1,111	1,366,197
Microsoft Corp. (Software)	5,863	2,282,642
Monster Beverage Corp. (Beverages) (c)	48,297	2,581,475
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	18,292	1,869,625
PACCAR, Inc. (Machinery)	12,187	1,293,163
Paychex, Inc. (Professional Services)	20,095	2,387,487
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	5,049	1,359,797
Pool Corp. (Distributors)	2,739	992,970
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	12,484	2,070,471
Regeneron Pharmaceuticals, Inc. (Biotechnology) (c)	1,815	1,616,548
Rollins, Inc. (Commercial Services & Supplies)	27,740	1,236,094
Starbucks Corp. (Hotels, Restaurants & Leisure)	15,916	1,408,407
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	1,991	1,132,322
TJX Cos., Inc. (The) (Specialty Retail)	18,413	1,732,479
TKO Group Holdings, Inc. (Entertainment)	14,662	1,388,052
Ulta Beauty, Inc. (Specialty Retail) (c)	3,839	1,554,181
Union Pacific Corp. (Ground Transportation)	5,720	1,356,555
UnitedHealth Group, Inc. (Health Care Providers & Services)	4,873	2,357,070
Veeva Systems, Inc., Class A (Health Care Technology) (c)	8,326	1,653,211
VeriSign, Inc. (IT Services) (c)	7,061	1,196,698
Vertex Pharmaceuticals, Inc. (Biotechnology) (c)	2,684	1,054,302
Visa, Inc., Class A (Financial Services)	8,854	2,378,273
Waters Corp. (Life Sciences Tools & Services) (c)	2,959	914,449
West Pharmaceutical Services, Inc. (Life Sciences Tools & Services)	3,762	1,344,840
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	18,050	2,549,563
Zoetis, Inc. (Pharmaceuticals)	12,407	1,975,691
		117,542,626
Total Common Stocks (Cost $133,065,156)		170,249,372

	Number of Warrants	Value

Warrants 0.0% ‡
Canada 0.0% ‡
Constellation Software, Inc. (Software)
Expires 3/31/40 (c)(d)(e)	721	$ —
Total Warrants (Cost $0)		—

	Shares

Short-Term Investments 3.5%
Affiliated Investment Company 1.6%
United States 1.6%
MainStay U.S. Government Liquidity Fund, 5.242% (f)	2,716,933	2,716,933
Unaffiliated Investment Company 1.9%
United States 1.9%
Invesco Government & Agency Portfolio, 5.309% (f)(g)	3,202,766	3,202,766
Total Short-Term Investments (Cost $5,919,699)		5,919,699
Total Investments (Cost $138,984,855)	102.7%	176,169,071
Other Assets, Less Liabilities	(2.7)	(4,599,309)
Net Assets	100.0%	$ 171,569,762

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $2,947,613. The Fund received cash collateral with a value of $3,202,766. (See Note 2(I))
(c)	Non-income producing security.
(d)	Illiquid security—As of April 30, 2024, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Fund’s net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Current yield as of April 30, 2024.
(g)	Represents a security purchased with cash collateral received for securities on loan.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 1,119	$ 28,219	$ (26,621)	$ —	$ —	$ 2,717	$ 53	$ —	2,717
Abbreviation(s):
SDR—Special Drawing Right
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Australia	$ —	$ 1,699,409	$ —	$ 1,699,409
China	—	4,916,666	—	4,916,666
Denmark	—	2,694,530	—	2,694,530
France	—	3,334,279	—	3,334,279
Germany	—	1,669,436	—	1,669,436
Indonesia	—	714,797	—	714,797
Italy	—	1,157,866	—	1,157,866
Japan	—	2,224,656	—	2,224,656
Jordan	—	1,257,812	—	1,257,812
Malta	—	1,001,133	—	1,001,133
Netherlands	—	3,547,764	—	3,547,764
Singapore	—	1,071,177	—	1,071,177
South Africa	—	1,452,271	—	1,452,271
Spain	—	3,771,799	—	3,771,799
Sweden	—	2,883,895	—	2,883,895
Switzerland	—	6,309,683	—	6,309,683
Taiwan	—	2,066,686	—	2,066,686
United Kingdom	—	5,153,857	—	5,153,857
United States	113,731,536	3,811,090	—	117,542,626
All Other Countries	5,779,030	—	—	5,779,030
Total Common Stocks	119,510,566	50,738,806	—	170,249,372
Warrants	—	—	—	—
Short-Term Investments
Affiliated Investment Company	2,716,933	—	—	2,716,933
Unaffiliated Investment Company	3,202,766	—	—	3,202,766
Total Short-Term Investments	5,919,699	—	—	5,919,699
Total Investments in Securities	$ 125,430,265	$ 50,738,806	$ —	$ 176,169,071

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
12	MainStay Epoch Capital Growth Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Air Freight & Logistics	$ 1,246,338	0.7%
Automobile Components	1,570,940	0.9
Automobiles	2,482,858	1.4
Banks	714,797	0.4
Beverages	4,717,379	2.8
Biotechnology	4,505,230	2.6
Broadline Retail	804,400	0.5
Capital Markets	9,045,189	5.3
Chemicals	1,080,491	0.6
Commercial Services & Supplies	2,629,743	1.5
Communications Equipment	2,601,775	1.5
Construction Materials	2,746,528	1.6
Consumer Staples Distribution & Retail	5,726,182	3.3
Distributors	992,970	0.6
Electronic Equipment, Instruments & Components	774,834	0.5
Entertainment	2,269,578	1.3
Financial Services	7,365,586	4.3
Ground Transportation	1,356,555	0.8
Health Care Equipment & Supplies	2,973,083	1.7
Health Care Providers & Services	7,924,484	4.6
Health Care Technology	1,653,211	1.0
Hotels, Restaurants & Leisure	11,735,667	6.8
Interactive Media & Services	7,711,606	4.5
IT Services	2,325,412	1.4
Leisure Products	750,984	0.4
Life Sciences Tools & Services	9,019,975	5.3
Machinery	5,512,030	3.2
Marine Transportation	2,926,376	1.7
Oil, Gas & Consumable Fuels	3,304,520	1.9
Pharmaceuticals	10,598,974	6.2
Professional Services	3,818,992	2.2
Semiconductors & Semiconductor Equipment	15,352,691	8.9
Software	5,847,302	3.4
Specialty Retail	7,815,017	4.6
Technology Hardware, Storage & Peripherals	4,903,052	2.9
Textiles, Apparel & Luxury Goods	6,205,285	3.6
Trading Companies & Distributors	6,262,702	3.7
Transportation Infrastructure	976,636	0.6
	170,249,372	99.2
Short-Term Investments	5,919,699	3.5
Other Assets, Less Liabilities	(4,599,309)	(2.7)
Net Assets	$171,569,762	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
13

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $136,267,922) including securities on loan of $2,947,613	$173,452,138
Investment in affiliated investment companies, at value (identified cost $2,716,933)	2,716,933
Cash	22
Cash denominated in foreign currencies (identified cost $22,004)	21,845
Receivables:
Dividends	383,323
Fund shares sold	259,160
Securities lending	2,145
Other assets	36,357
Total assets	176,871,923
Liabilities
Cash collateral received for securities on loan	3,202,766
Payables:
Investment securities purchased	1,765,129
Fund shares redeemed	166,520
Manager (See Note 3)	98,942
Custodian	29,794
Professional fees	15,353
NYLIFE Distributors (See Note 3)	12,845
Transfer agent (See Note 3)	10,198
Accrued expenses	614
Total liabilities	5,302,161
Net assets	$171,569,762
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 11,961
Additional paid-in-capital	132,644,857
132,656,818
Total distributable earnings (loss)	38,912,944
Net assets	$171,569,762
Class A
Net assets applicable to outstanding shares	$ 51,623,104
Shares of beneficial interest outstanding	3,607,483
Net asset value per share outstanding	$ 14.31
Maximum sales charge (5.50% of offering price)	0.83
Maximum offering price per share outstanding	$ 15.14
Investor Class
Net assets applicable to outstanding shares	$ 3,722,441
Shares of beneficial interest outstanding	262,617
Net asset value per share outstanding	$ 14.17
Maximum sales charge (5.00% of offering price)	0.75
Maximum offering price per share outstanding	$ 14.92
Class C
Net assets applicable to outstanding shares	$ 1,426,323
Shares of beneficial interest outstanding	106,526
Net asset value and offering price per share outstanding	$ 13.39
Class I
Net assets applicable to outstanding shares	$114,797,894
Shares of beneficial interest outstanding	7,984,744
Net asset value and offering price per share outstanding	$ 14.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch Capital Growth Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $54,855)	$ 1,117,712
Dividends-affiliated	53,425
Securities lending, net	3,238
Total income	1,174,375
Expenses
Manager (See Note 3)	596,178
Transfer agent (See Note 3)	77,578
Distribution/Service—Class A (See Note 3)	61,403
Distribution/Service—Investor Class (See Note 3)	4,664
Distribution/Service—Class C (See Note 3)	6,509
Registration	32,968
Professional fees	32,536
Custodian	28,079
Shareholder communication	4,783
Trustees	1,740
Miscellaneous	4,476
Total expenses before waiver/reimbursement	850,914
Expense waiver/reimbursement from Manager (See Note 3)	(56,185)
Net expenses	794,729
Net investment income (loss)	379,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	2,451,735
Foreign currency transactions	134
Net realized gain (loss)	2,451,869
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	22,998,647
Translation of other assets and liabilities in foreign currencies	(1,282)
Net change in unrealized appreciation (depreciation)	22,997,365
Net realized and unrealized gain (loss)	25,449,234
Net increase (decrease) in net assets resulting from operations	$25,828,880
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 379,646	$ 611,011
Net realized gain (loss)	2,451,869	(391,298)
Net change in unrealized appreciation (depreciation)	22,997,365	8,705,536
Net increase (decrease) in net assets resulting from operations	25,828,880	8,925,249
Distributions to shareholders:
Class A	(187,510)	(257,794)
Investor Class	(11,877)	(11,851)
Class C	(346)	(8,497)
Class I	(581,113)	(609,460)
Total distributions to shareholders	(780,846)	(887,602)
Capital share transactions:
Net proceeds from sales of shares	44,513,076	78,496,435
Net asset value of shares issued to shareholders in reinvestment of distributions	775,082	880,683
Cost of shares redeemed	(26,251,409)	(24,019,094)
Increase (decrease) in net assets derived from capital share transactions	19,036,749	55,358,024
Net increase (decrease) in net assets	44,084,783	63,395,671
Net Assets
Beginning of period	127,484,979	64,089,308
End of period	$171,569,762	$127,484,979
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch Capital Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 11.98	$ 10.44	$ 17.09	$ 14.43	$ 13.20	$ 12.21
Net investment income (loss) (a)	0.02	0.06	0.03	(0.01)	0.00‡	0.07
Net realized and unrealized gain (loss)	2.36	1.61	(2.86)	5.43	1.92	1.81
Total from investment operations	2.38	1.67	(2.83)	5.42	1.92	1.88
Less distributions:
From net investment income	(0.05)	(0.02)	—	(0.03)	(0.07)	(0.08)
From net realized gain on investments	(0.00)‡	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)
Total distributions	(0.05)	(0.13)	(3.82)	(2.76)	(0.69)	(0.89)
Net asset value at end of period	$ 14.31	$ 11.98	$ 10.44	$ 17.09	$ 14.43	$ 13.20
Total investment return (b)	19.95%	16.09%	(20.79)%	42.61%	15.31%	16.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%††	0.51%	0.30%	(0.08)%	0.01%	0.58%
Net expenses (c)	1.15%††	1.15%	1.15%	1.15%	1.13%	1.15%
Expenses (before waiver/reimbursement) (c)	1.22%††	1.26%	1.25%	1.36%	1.16%	1.27%
Portfolio turnover rate	10%	30%	31%	80%	43%	46%
Net assets at end of period (in 000’s)	$ 51,623	$ 38,828	$ 20,880	$ 21,767	$ 6,733	$ 4,041

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 11.87	$ 10.35	$ 17.02	$ 14.40	$ 13.16	$ 12.18
Net investment income (loss) (a)	0.00‡	0.03	0.01	(0.05)	(0.02)	0.04
Net realized and unrealized gain (loss)	2.34	1.60	(2.86)	5.40	1.92	1.80
Total from investment operations	2.34	1.63	(2.85)	5.35	1.90	1.84
Less distributions:
From net investment income	(0.04)	—	—	(0.00)‡	(0.04)	(0.05)
From net realized gain on investments	(0.00)‡	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)
Total distributions	(0.04)	(0.11)	(3.82)	(2.73)	(0.66)	(0.86)
Net asset value at end of period	$ 14.17	$ 11.87	$ 10.35	$ 17.02	$ 14.40	$ 13.16
Total investment return (b)	19.77%	15.81%	(21.04)%	42.05%	15.14%	16.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%††	0.26%	0.05%	(0.31)%	(0.17)%	0.30%
Net expenses (c)	1.42%††	1.41%	1.39%	1.42%	1.34%	1.43%
Expenses (before waiver/reimbursement) (c)	1.42%††	1.46%	1.44%	1.59%	1.36%	1.54%
Portfolio turnover rate	10%	30%	31%	80%	43%	46%
Net assets at end of period (in 000's)	$ 3,722	$ 3,195	$ 1,134	$ 1,648	$ 1,416	$ 1,177

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Capital Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 11.22	$ 9.86	$ 16.49	$ 14.10	$ 12.97	$ 12.04
Net investment income (loss) (a)	(0.04)	(0.05)	(0.08)	(0.16)	(0.12)	(0.06)
Net realized and unrealized gain (loss)	2.21	1.52	(2.73)	5.28	1.87	1.80
Total from investment operations	2.17	1.47	(2.81)	5.12	1.75	1.74
Less distributions:
From net investment income	—	—	—	—	(0.62)	(0.81)
From net realized gain on investments	(0.00)‡	(0.11)	(3.82)	(2.73)	—	—
Total distributions	(0.00)‡	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)
Net asset value at end of period	$ 13.39	$ 11.22	$ 9.86	$ 16.49	$ 14.10	$ 12.97
Total investment return (b)	19.37%	14.97%	(21.60)%	41.17%	14.24%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.68)%††	(0.43)%	(0.71)%	(1.09)%	(0.92)%	(0.46)%
Net expenses (c)	2.17%††	2.15%	2.14%	2.17%	2.09%	2.17%
Expenses (before waiver/reimbursement) (c)	2.17%††	2.20%	2.20%	2.34%	2.11%	2.27%
Portfolio turnover rate	10%	30%	31%	80%	43%	46%
Net assets at end of period (in 000’s)	$ 1,426	$ 1,091	$ 794	$ 1,288	$ 1,152	$ 1,236

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 12.04	$ 10.49	$ 17.15	$ 14.47	$ 13.23	$ 12.24
Net investment income (loss) (a)	0.04	0.09	0.06	0.03	0.04	0.08
Net realized and unrealized gain (loss)	2.38	1.62	(2.88)	5.45	1.92	1.83
Total from investment operations	2.42	1.71	(2.82)	5.48	1.96	1.91
Less distributions:
From net investment income	(0.08)	(0.05)	(0.02)	(0.07)	(0.10)	(0.11)
From net realized gain on investments	(0.00)‡	(0.11)	(3.82)	(2.73)	(0.62)	(0.81)
Total distributions	(0.08)	(0.16)	(3.84)	(2.80)	(0.72)	(0.92)
Net asset value at end of period	$ 14.38	$ 12.04	$ 10.49	$ 17.15	$ 14.47	$ 13.23
Total investment return (b)	20.15%	16.39%	(20.63)%	42.99%	15.58%	17.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58%††	0.75%	0.54%	0.21%	0.29%	0.66%
Net expenses (c)	0.90%††	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement) (c)	0.97%††	1.01%	1.00%	1.10%	0.93%	1.00%
Portfolio turnover rate	10%	30%	31%	80%	43%	46%
Net assets at end of period (in 000’s)	$ 114,798	$ 84,371	$ 41,282	$ 53,944	$ 56,502	$ 119,464

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Capital Growth Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 30, 2016
Investor Class	June 30, 2016
Class C	June 30, 2016
Class I	June 30, 2016
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that

21

Notes to Financial Statements (Unaudited) (continued)
establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.

22	MainStay Epoch Capital Growth Fund

Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The
Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred
23

Notes to Financial Statements (Unaudited) (continued)
under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.
(K) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

24	MainStay Epoch Capital Growth Fund

(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.15% and Class I, 0.90%. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $596,178 and waived fees and/or reimbursed expenses in the amount of $56,185 and paid the Subadvisor fees in the amount of $269,996.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $13,407 and $216, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2024, of $654 and $2,522, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent
25

Notes to Financial Statements (Unaudited) (continued)
services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$22,436	$—
Investor Class	5,329	—
Class C	1,860	—
Class I	47,953	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$139,980,179	$38,835,363	$(2,646,471)	$36,188,892
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$223,315
Long-Term Capital Gains	664,287
Total	$887,602
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $33,668 and $14,905, respectively.

26	MainStay Epoch Capital Growth Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	765,320	$ 10,654,028
Shares issued to shareholders in reinvestment of distributions	13,900	183,616
Shares redeemed	(437,706)	(6,190,157)
Net increase (decrease) in shares outstanding before conversion	341,514	4,647,487
Shares converted into Class A (See Note 1)	24,209	348,667
Net increase (decrease)	365,723	$ 4,996,154
Year ended October 31, 2023:
Shares sold	1,628,163	$ 19,874,450
Shares issued to shareholders in reinvestment of distributions	23,071	256,316
Shares redeemed	(430,284)	(5,125,878)
Net increase (decrease) in shares outstanding before conversion	1,220,950	15,004,888
Shares converted into Class A (See Note 1)	19,946	241,280
Net increase (decrease)	1,240,896	$ 15,246,168

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	28,088	$ 392,753
Shares issued to shareholders in reinvestment of distributions	907	11,877
Shares redeemed	(15,221)	(215,340)
Net increase (decrease) in shares outstanding before conversion	13,774	189,290
Shares converted into Investor Class (See Note 1)	1,608	22,762
Shares converted from Investor Class (See Note 1)	(21,898)	(314,904)
Net increase (decrease)	(6,516)	$ (102,852)
Year ended October 31, 2023:
Shares sold	182,305	$ 2,235,615
Shares issued to shareholders in reinvestment of distributions	1,067	11,776
Shares redeemed	(9,749)	(116,399)
Net increase (decrease) in shares outstanding before conversion	173,623	2,130,992
Shares converted into Investor Class (See Note 1)	1,556	19,187
Shares converted from Investor Class (See Note 1)	(15,543)	(186,386)
Net increase (decrease)	159,636	$ 1,963,793

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	28,660	$ 389,789
Shares issued to shareholders in reinvestment of distributions	24	297
Shares redeemed	(15,074)	(200,664)
Net increase (decrease) in shares outstanding before conversion	13,610	189,422
Shares converted from Class C (See Note 1)	(4,363)	(56,525)
Net increase (decrease)	9,247	$ 132,897
Year ended October 31, 2023:
Shares sold	175,065	$ 1,997,848
Shares issued to shareholders in reinvestment of distributions	809	8,497
Shares redeemed	(152,718)	(1,745,171)
Net increase (decrease) in shares outstanding before conversion	23,156	261,174
Shares converted from Class C (See Note 1)	(6,440)	(74,081)
Net increase (decrease)	16,716	$ 187,093

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	2,361,961	$ 33,076,506
Shares issued to shareholders in reinvestment of distributions	43,720	579,292
Shares redeemed	(1,428,351)	(19,645,248)
Net increase (decrease)	977,330	$ 14,010,550
Year ended October 31, 2023:
Shares sold	4,429,760	$ 54,388,522
Shares issued to shareholders in reinvestment of distributions	54,227	604,094
Shares redeemed	(1,412,291)	(17,031,646)
Net increase (decrease)	3,071,696	$ 37,960,970
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch Capital Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Epoch personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

28	MainStay Epoch Capital Growth Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Epoch, evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at Epoch.  The Board considered New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of Epoch and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of Epoch’s relationship with the Fund, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch, and profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with

30	MainStay Epoch Capital Growth Fund

the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
32	MainStay Epoch Capital Growth Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay Epoch Capital Growth Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022312 MS081-24	MSECG10-06/24
(NYLIM) NL284

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	8/2/2006	9.99%	5.11%	5.30%	4.48%	1.16%
		Excluding sales charges		16.40	11.22	6.50	5.08	1.16
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	11/16/2009	10.51	5.54	5.24	4.45	1.19
		Excluding sales charges		16.33	11.09	6.44	5.05	1.19
Class C Shares	Maximum 1.00% CDSC	With sales charges	11/16/2009	14.96	9.37	5.70	4.29	1.94
	if Redeemed Within One Year of Purchase	Excluding sales charges		15.96	10.37	5.70	4.29	1.94
Class I Shares	No Sales Charge		12/27/2005	16.47	11.48	6.75	5.33	0.91
Class R6 Shares	No Sales Charge		6/17/2013	16.59	11.59	6.60	5.32	0.75

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI World Index (Net)[2]	20.29%	18.39%	10.46%	8.87%
Global Equity Yield Composite Index[3]	12.40	6.60	5.80	6.17
Morningstar Global Large Stock Value Category Average[4]	16.38	11.74	7.46	6.00

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the MSCI World Index (Net), which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3.	The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints).
4.	Morningstar Global Large Stock Value Category Average portfolios invest in a variety of international stocks and typically skew towards large caps that are less expensive or growing more slowly than other global large-cap stocks. Global large stock value portfolios have few geographical limitations. It is common for these funds to invest the majority of their assets in developed markets, with the remainder divided among the globe’s emerging markets. These funds are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,164.00	$5.86	$1,019.44	$5.47	1.09%
Investor Class Shares	$1,000.00	$1,163.30	$6.35	$1,019.00	$5.92	1.18%
Class C Shares	$1,000.00	$1,159.60	$9.88	$1,015.71	$9.22	1.84%
Class I Shares	$1,000.00	$1,164.70	$4.52	$1,020.69	$4.22	0.84%
Class R6 Shares	$1,000.00	$1,165.90	$3.99	$1,021.18	$3.72	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2024 (Unaudited)
United States	70.3%
United Kingdom	6.8
Canada	5.3
Germany	4.7
France	4.1
Republic of Korea	2.1
Taiwan	1.6
Japan	1.3
Switzerland	1.3%
Italy	0.7
Austria	0.6
Norway	0.5
Other Assets, Less Liabilities	0.7
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Broadcom, Inc.
2.	Microsoft Corp.
3.	International Business Machines Corp.
4.	Coca-Cola Europacific Partners plc
5.	Analog Devices, Inc.
6.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
7.	TotalEnergies SE
8.	AstraZeneca plc, Sponsored ADR
9.	KLA Corp.
10.	Restaurant Brands International, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 98.3%
Austria 0.6%
BAWAG Group AG (Banks) (a)	69,990	$ 4,184,466
Canada 5.3%
BCE, Inc. (Diversified Telecommunication Services)	108,787	3,574,210
Manulife Financial Corp. (Insurance)	346,505	8,082,138
Nutrien Ltd. (Chemicals)	79,916	4,217,167
Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	152,730	11,584,571
Rogers Communications, Inc., Class B (Wireless Telecommunication Services) (b)	93,920	3,518,290
Royal Bank of Canada (Banks)	39,916	3,861,847
TELUS Corp. (Diversified Telecommunication Services)	284,462	4,568,667
		39,406,890
France 4.1%
AXA SA (Insurance)	164,348	5,658,816
Cie Generale des Etablissements Michelin SCA (Automobile Components)	122,592	4,710,436
Orange SA (Diversified Telecommunication Services)	387,255	4,306,305
TotalEnergies SE (Oil, Gas & Consumable Fuels)	165,480	12,019,257
Vinci SA (Construction & Engineering)	34,101	3,991,166
		30,685,980
Germany 4.7%
Allianz SE (Registered) (Insurance)	16,899	4,799,398
Deutsche Post AG (Air Freight & Logistics)	159,176	6,666,825
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	456,749	10,453,624
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	13,220	5,809,759
Siemens AG (Registered) (Industrial Conglomerates)	40,585	7,613,158
		35,342,764
Italy 0.7%
Snam SpA (Gas Utilities)	1,104,910	5,072,913
Japan 1.3%
Astellas Pharma, Inc. (Pharmaceuticals)	434,300	4,170,229
	Shares	Value

Japan (continued)
Toyota Motor Corp. (Automobiles)	243,900	$ 5,586,360
		9,756,589
Norway 0.5%
Orkla ASA (Food Products)	514,266	3,494,686
Republic of Korea 2.1%
Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	31,894	4,164,480
Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	5,301	7,357,946
SK Telecom Co. Ltd. (Wireless Telecommunication Services)	114,506	4,242,055
		15,764,481
Switzerland 1.3%
Novartis AG (Registered) (Pharmaceuticals)	100,386	9,696,378
Taiwan 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	88,568	12,163,929
United Kingdom 6.8%
AstraZeneca plc, Sponsored ADR (Pharmaceuticals)	156,120	11,846,386
BAE Systems plc (Aerospace & Defense)	458,184	7,620,425
British American Tobacco plc (Tobacco)	134,441	3,940,300
Coca-Cola Europacific Partners plc (Beverages)	196,024	14,117,648
Imperial Brands plc (Tobacco)	185,096	4,220,594
Schroders plc (Capital Markets)	822,666	3,591,055
Unilever plc (Personal Care Products)	101,685	5,256,554
		50,592,962
United States 69.3%
AbbVie, Inc. (Biotechnology)	59,157	9,621,294
Air Products and Chemicals, Inc. (Chemicals)	17,690	4,180,855
American Electric Power Co., Inc. (Electric Utilities)	61,029	5,250,325
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	68,839	13,809,792
Apple, Inc. (Technology Hardware, Storage & Peripherals)	59,929	10,207,707
AT&T, Inc. (Diversified Telecommunication Services)	232,897	3,933,630

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
Bank of America Corp. (Banks)	228,317	$ 8,450,012
Best Buy Co., Inc. (Specialty Retail)	51,740	3,810,134
BlackRock, Inc. (Capital Markets)	5,076	3,830,553
Bristol-Myers Squibb Co. (Pharmaceuticals)	82,058	3,605,629
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	12,898	16,770,882
Chevron Corp. (Oil, Gas & Consumable Fuels)	26,883	4,335,421
Cisco Systems, Inc. (Communications Equipment)	238,790	11,218,354
Coca-Cola Co. (The) (Beverages)	87,648	5,414,017
Columbia Banking System, Inc. (Banks)	209,108	3,933,321
Comcast Corp., Class A (Media)	127,384	4,854,604
Cummins, Inc. (Machinery)	31,206	8,815,383
CVS Health Corp. (Health Care Providers & Services)	53,741	3,638,803
Dell Technologies, Inc., Class C (Technology Hardware, Storage & Peripherals)	76,275	9,506,916
Dow, Inc. (Chemicals)	86,838	4,941,082
Duke Energy Corp. (Electric Utilities)	40,502	3,979,727
Eaton Corp. plc (Electrical Equipment)	25,037	7,968,276
Eli Lilly & Co. (Pharmaceuticals)	13,104	10,235,534
Emerson Electric Co. (Electrical Equipment)	59,498	6,412,694
Entergy Corp. (Electric Utilities)	40,733	4,344,989
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)	151,444	4,252,548
Essential Utilities, Inc. (Water Utilities)	113,284	4,143,929
Garmin Ltd. (Household Durables)	36,771	5,312,306
General Dynamics Corp. (Aerospace & Defense)	17,356	4,982,734
GSK plc (Pharmaceuticals)	201,910	4,185,340
Hasbro, Inc. (Leisure Products)	80,463	4,932,382
Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	408,276	6,940,692
Home Depot, Inc. (The) (Specialty Retail)	16,204	5,415,701
Honeywell International, Inc. (Industrial Conglomerates)	20,547	3,960,023
International Business Machines Corp. (IT Services)	87,938	14,615,296
Iron Mountain, Inc. (Specialized REITs)	147,918	11,466,603
Johnson & Johnson (Pharmaceuticals)	32,891	4,755,710
JPMorgan Chase & Co. (Banks)	58,166	11,152,749
KLA Corp. (Semiconductors & Semiconductor Equipment)	16,957	11,688,291
	Shares	Value

United States (continued)
Lazard, Inc. (Capital Markets)	132,782	$ 5,112,107
Linde plc (Chemicals)	15,388	6,785,492
Lockheed Martin Corp. (Aerospace & Defense)	11,927	5,545,220
LyondellBasell Industries NV, Class A (Chemicals)	53,065	5,304,908
McDonald's Corp. (Hotels, Restaurants & Leisure)	19,775	5,399,366
Medtronic plc (Health Care Equipment & Supplies)	88,903	7,133,577
Merck & Co., Inc. (Pharmaceuticals)	64,316	8,310,914
Meta Platforms, Inc., Class A (Interactive Media & Services)	10,674	4,591,635
MetLife, Inc. (Insurance)	120,836	8,589,023
Microsoft Corp. (Software)	42,702	16,625,170
Mondelez International, Inc., Class A (Food Products)	73,477	5,285,935
MPLX LP (Oil, Gas & Consumable Fuels)	96,378	4,028,600
MSC Industrial Direct Co., Inc., Class A (Trading Companies & Distributors)	89,909	8,203,297
Nestle SA (Registered) (Food Products)	42,309	4,243,986
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	75,657	7,732,902
NextEra Energy, Inc. (Electric Utilities)	100,939	6,759,885
NiSource, Inc. (Multi-Utilities)	161,807	4,507,943
Omnicom Group, Inc. (Media)	57,169	5,307,570
Paychex, Inc. (Professional Services)	36,243	4,306,031
PepsiCo, Inc. (Beverages)	31,682	5,573,181
Pfizer, Inc. (Pharmaceuticals)	148,169	3,796,090
Philip Morris International, Inc. (Tobacco)	89,340	8,481,940
Pinnacle West Capital Corp. (Electric Utilities)	55,915	4,118,140
PNC Financial Services Group, Inc. (The) (Banks)	29,501	4,521,323
Realty Income Corp. (Retail REITs)	91,457	4,896,608
Regions Financial Corp. (Banks)	213,419	4,112,584
Roche Holding AG (Pharmaceuticals)	15,143	3,622,801
RTX Corp. (Aerospace & Defense)	68,440	6,948,029
Sanofi SA (Pharmaceuticals)	96,436	9,508,244
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	46,169	8,145,135
Travelers Cos., Inc. (The) (Insurance)	19,878	4,217,316
Truist Financial Corp. (Banks)	117,137	4,398,494
U.S. Bancorp (Banks)	110,408	4,485,877
United Parcel Service, Inc., Class B (Air Freight & Logistics)	29,741	4,386,203
UnitedHealth Group, Inc. (Health Care Providers & Services)	17,433	8,432,342

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Epoch Global Equity Yield Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	18,246	$ 3,455,245
Verizon Communications, Inc. (Diversified Telecommunication Services)	98,205	3,878,115
VICI Properties, Inc. (Specialized REITs)	156,352	4,463,850
Walmart, Inc. (Consumer Staples Distribution & Retail)	169,790	10,077,036
WEC Energy Group, Inc. (Multi-Utilities)	52,769	4,360,830
Williams Cos., Inc. (The) (Oil, Gas & Consumable Fuels)	128,841	4,942,341
		515,469,523
Total Common Stocks (Cost $527,556,287)		731,631,561
Short-Term Investment 1.0%
Affiliated Investment Company 1.0%
United States 1.0%
MainStay U.S. Government Liquidity Fund, 5.242% (c)	6,959,485	6,959,485
Total Short-Term Investment (Cost $6,959,485)		6,959,485
Total Investments (Cost $534,515,772)	99.3%	738,591,046
Other Assets, Less Liabilities	0.7	5,451,167
Net Assets	100.0%	$ 744,042,213

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $9,328. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $27,735. (See Note 2(I))
(c)	Current yield as of April 30, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 3,960	$ 80,574	$ (77,575)	$ —	$ —	$ 6,959	$ 201	$ —	6,959
Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Austria	$ —	$ 4,184,466	$ —	$ 4,184,466
France	—	30,685,980	—	30,685,980
Germany	—	35,342,764	—	35,342,764
Italy	—	5,072,913	—	5,072,913
Japan	—	9,756,589	—	9,756,589
Norway	—	3,494,686	—	3,494,686
Republic of Korea	—	15,764,481	—	15,764,481
Switzerland	—	9,696,378	—	9,696,378
United Kingdom	25,964,034	24,628,928	—	50,592,962
United States	493,909,152	21,560,371	—	515,469,523
All Other Countries	51,570,819	—	—	51,570,819
Total Common Stocks	571,444,005	160,187,556	—	731,631,561
Short-Term Investment
Affiliated Investment Company	6,959,485	—	—	6,959,485
Total Investments in Securities	$ 578,403,490	$ 160,187,556	$ —	$ 738,591,046

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch Global Equity Yield Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Aerospace & Defense	$ 25,096,408	3.4%
Air Freight & Logistics	15,217,508	2.0
Automobile Components	4,710,436	0.6
Automobiles	5,586,360	0.8
Banks	49,100,673	6.6
Beverages	25,104,846	3.4
Biotechnology	9,621,294	1.3
Capital Markets	12,533,715	1.7
Chemicals	25,429,504	3.4
Communications Equipment	11,218,354	1.5
Construction & Engineering	3,991,166	0.5
Consumer Staples Distribution & Retail	10,077,036	1.4
Diversified Telecommunication Services	30,714,551	4.1
Electric Utilities	24,453,066	3.3
Electrical Equipment	14,380,970	1.9
Food Products	13,024,607	1.7
Gas Utilities	5,072,913	0.7
Health Care Equipment & Supplies	7,133,577	1.0
Health Care Providers & Services	12,071,145	1.6
Hotels, Restaurants & Leisure	20,439,182	2.7
Household Durables	5,312,306	0.7
Industrial Conglomerates	11,573,181	1.6
Insurance	37,156,450	5.0
Interactive Media & Services	4,591,635	0.6
IT Services	14,615,296	2.0
Leisure Products	4,932,382	0.7
Machinery	8,815,383	1.2
Media	10,162,174	1.4
Multi-Utilities	8,868,773	1.2
Oil, Gas & Consumable Fuels	29,578,167	4.0
Personal Care Products	5,256,554	0.7
Pharmaceuticals	73,733,255	9.9
Professional Services	4,306,031	0.6
Retail REITs	4,896,608	0.7
Semiconductors & Semiconductor Equipment	62,578,029	8.4
Software	16,625,170	2.2
Specialized REITs	15,930,453	2.1
Specialty Retail	9,225,835	1.2
Technology Hardware, Storage & Peripherals	41,746,163	5.6
Tobacco	16,642,834	2.2
Trading Companies & Distributors	8,203,297	1.1
Water Utilities	4,143,929	0.6
Wireless Telecommunication Services	7,760,345	1.0
	731,631,561	98.3
	Value	Percent †^
Short-Term Investment	$ 6,959,485	1.0%
Other Assets, Less Liabilities	5,451,167	0.7
Net Assets	$744,042,213	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $527,556,287) including securities on loan of $9,328	$731,631,561
Investment in affiliated investment companies, at value (identified cost $6,959,485)	6,959,485
Cash	34,543
Cash denominated in foreign currencies (identified cost $1,408,466)	1,412,713
Receivables:
Dividends	4,562,503
Fund shares sold	358,362
Investment securities sold	82
Other assets	68,872
Total assets	745,028,121
Liabilities
Payables:
Manager (See Note 3)	420,460
Fund shares redeemed	300,493
Transfer agent (See Note 3)	146,495
Shareholder communication	35,689
NYLIFE Distributors (See Note 3)	33,892
Custodian	24,649
Professional fees	10,569
Securities lending	3,289
Trustees	391
Accrued expenses	9,981
Total liabilities	985,908
Net assets	$744,042,213
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 34,601
Additional paid-in-capital	550,603,873
550,638,474
Total distributable earnings (loss)	193,403,739
Net assets	$744,042,213
Class A
Net assets applicable to outstanding shares	$122,562,390
Shares of beneficial interest outstanding	5,687,029
Net asset value per share outstanding	$ 21.55
Maximum sales charge (5.50% of offering price)	1.25
Maximum offering price per share outstanding	$ 22.80
Investor Class
Net assets applicable to outstanding shares	$ 8,282,985
Shares of beneficial interest outstanding	385,249
Net asset value per share outstanding	$ 21.50
Maximum sales charge (5.00% of offering price)	1.13
Maximum offering price per share outstanding	$ 22.63
Class C
Net assets applicable to outstanding shares	$ 8,073,536
Shares of beneficial interest outstanding	376,214
Net asset value and offering price per share outstanding	$ 21.46
Class I
Net assets applicable to outstanding shares	$604,114,895
Shares of beneficial interest outstanding	28,105,242
Net asset value and offering price per share outstanding	$ 21.49
Class R6
Net assets applicable to outstanding shares	$ 1,008,407
Shares of beneficial interest outstanding	47,559
Net asset value and offering price per share outstanding	$ 21.20

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch Global Equity Yield Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $139,249)	$ 13,927,732
Dividends-affiliated	200,970
Securities lending, net	61,360
Total income	14,190,062
Expenses
Manager (See Note 3)	2,634,136
Transfer agent (See Note 3)	506,697
Distribution/Service—Class A (See Note 3)	151,198
Distribution/Service—Investor Class (See Note 3)	10,270
Distribution/Service—Class C (See Note 3)	44,878
Distribution/Service—Class R2 (See Note 3)(a)	177
Distribution/Service—Class R3 (See Note 3)(a)	1,134
Professional fees	59,060
Registration	52,227
Custodian	26,206
Trustees	9,515
Shareholder communication	4,628
Shareholder service (See Note 3)	297
Miscellaneous	29,586
Total expenses before waiver/reimbursement	3,530,009
Expense waiver/reimbursement from Manager (See Note 3)	(157,903)
Net expenses	3,372,106
Net investment income (loss)	10,817,956
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	23,076,882
Foreign currency transactions	11,311
Net realized gain (loss)	23,088,193
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	79,930,456
Translation of other assets and liabilities in foreign currencies	(14,944)
Net change in unrealized appreciation (depreciation)	79,915,512
Net realized and unrealized gain (loss)	103,003,705
Net increase (decrease) in net assets resulting from operations	$113,821,661

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,817,956	$ 23,093,860
Net realized gain (loss)	23,088,193	27,037,611
Net change in unrealized appreciation (depreciation)	79,915,512	25,643,292
Net increase (decrease) in net assets resulting from operations	113,821,661	75,774,763
Distributions to shareholders:
Class A	(1,586,014)	(3,322,177)
Investor Class	(103,546)	(228,072)
Class C	(78,306)	(244,643)
Class I	(8,779,947)	(21,686,277)
Class R2(a)	(512)	(5,881)
Class R3(a)	(1,418)	(16,055)
Class R6	(14,890)	(168,086)
Total distributions to shareholders	(10,564,633)	(25,671,191)
Capital share transactions:
Net proceeds from sales of shares	28,553,597	110,349,315
Net asset value of shares issued to shareholders in reinvestment of distributions	8,880,310	22,237,098
Cost of shares redeemed	(100,508,083)	(540,645,216)
Increase (decrease) in net assets derived from capital share transactions	(63,074,176)	(408,058,803)
Net increase (decrease) in net assets	40,182,852	(357,955,231)
Net Assets
Beginning of period	703,859,361	1,061,814,592
End of period	$ 744,042,213	$ 703,859,361

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 18.75	$ 18.28	$ 20.18	$ 15.83	$ 18.75	$ 18.38
Net investment income (loss) (a)	0.28	0.46	0.41	0.45	0.46	0.57
Net realized and unrealized gain (loss)	2.80	0.55	(1.87)	4.43	(2.59)	1.42
Total from investment operations	3.08	1.01	(1.46)	4.88	(2.13)	1.99
Less distributions:
From net investment income	(0.28)	(0.54)	(0.44)	(0.53)	(0.45)	(0.59)
From net realized gain on investments	—	—	—	—	(0.34)	(1.03)
Total distributions	(0.28)	(0.54)	(0.44)	(0.53)	(0.79)	(1.62)
Net asset value at end of period	$ 21.55	$ 18.75	$ 18.28	$ 20.18	$ 15.83	$ 18.75
Total investment return (b)	16.40%	5.45%	(7.36)%	30.98%	(11.48)%	11.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.68%††	2.36%	2.08%	2.32%	2.74%	3.17%
Net expenses (c)	1.09%††	1.09%(d)	1.09%	1.09%(e)	1.09%(e)	1.10%(e)
Expenses (before waiver/reimbursement) (c)	1.13%††	1.16%(d)	1.16%	1.16%(e)	1.14%(e)	1.14%(e)
Portfolio turnover rate	7%	30%	50%	27%	40%	24%
Net assets at end of period (in 000’s)	$ 122,562	$ 111,149	$ 120,648	$ 134,982	$ 103,166	$ 125,791

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 18.71	$ 18.24	$ 20.14	$ 15.80	$ 18.72	$ 18.35
Net investment income (loss) (a)	0.27	0.45	0.39	0.44	0.46	0.57
Net realized and unrealized gain (loss)	2.79	0.54	(1.86)	4.42	(2.59)	1.42
Total from investment operations	3.06	0.99	(1.47)	4.86	(2.13)	1.99
Less distributions:
From net investment income	(0.27)	(0.52)	(0.43)	(0.52)	(0.45)	(0.59)
From net realized gain on investments	—	—	—	—	(0.34)	(1.03)
Total distributions	(0.27)	(0.52)	(0.43)	(0.52)	(0.79)	(1.62)
Net asset value at end of period	$ 21.50	$ 18.71	$ 18.24	$ 20.14	$ 15.80	$ 18.72
Total investment return (b)	16.33%	5.39%	(7.42)%	30.91%	(11.53)%	11.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.60%††	2.28%	2.02%	2.29%	2.70%	3.15%
Net expenses (c)	1.18%††	1.18%(d)	1.15%	1.15%(e)	1.13%(e)	1.11%(e)
Expenses (before waiver/reimbursement) (c)	1.19%††	1.19%(d)	1.16%	1.16%(e)	1.13%(e)	1.11%(e)
Portfolio turnover rate	7%	30%	50%	27%	40%	24%
Net assets at end of period (in 000's)	$ 8,283	$ 7,788	$ 7,976	$ 9,081	$ 7,897	$ 10,067

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 18.67	$ 18.19	$ 20.07	$ 15.73	$ 18.62	$ 18.25
Net investment income (loss) (a)	0.20	0.32	0.26	0.30	0.34	0.44
Net realized and unrealized gain (loss)	2.78	0.53	(1.86)	4.40	(2.57)	1.41
Total from investment operations	2.98	0.85	(1.60)	4.70	(2.23)	1.85
Less distributions:
From net investment income	(0.19)	(0.37)	(0.28)	(0.36)	(0.32)	(0.45)
From net realized gain on investments	—	—	—	—	(0.34)	(1.03)
Total distributions	(0.19)	(0.37)	(0.28)	(0.36)	(0.66)	(1.48)
Net asset value at end of period	$ 21.46	$ 18.67	$ 18.19	$ 20.07	$ 15.73	$ 18.62
Total investment return (b)	15.96%	4.67%	(8.07)%	30.00%	(12.14)%	10.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%††	1.65%	1.34%	1.59%	2.00%	2.47%
Net expenses (c)	1.84%††	1.84%(d)	1.84%	1.84%(e)	1.84%(e)	1.85%(e)
Expenses (before waiver/reimbursement) (c)	1.94%††	1.94%(d)	1.91%	1.91%(e)	1.88%(e)	1.87%(e)
Portfolio turnover rate	7%	30%	50%	27%	40%	24%
Net assets at end of period (in 000’s)	$ 8,074	$ 9,215	$ 15,801	$ 27,874	$ 42,298	$ 97,872

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 18.71	$ 18.23	$ 20.13	$ 15.79	$ 18.72	$ 18.34
Net investment income (loss) (a)	0.31	0.51	0.45	0.50	0.50	0.62
Net realized and unrealized gain (loss)	2.77	0.55	(1.86)	4.42	(2.59)	1.43
Total from investment operations	3.08	1.06	(1.41)	4.92	(2.09)	2.05
Less distributions:
From net investment income	(0.30)	(0.58)	(0.49)	(0.58)	(0.50)	(0.64)
From net realized gain on investments	—	—	—	—	(0.34)	(1.03)
Total distributions	(0.30)	(0.58)	(0.49)	(0.58)	(0.84)	(1.67)
Net asset value at end of period	$ 21.49	$ 18.71	$ 18.23	$ 20.13	$ 15.79	$ 18.72
Total investment return (b)	16.47%	5.73%	(7.08)%	31.32%	(11.31)%	12.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93%††	2.59%	2.33%	2.59%	2.98%	3.44%
Net expenses (c)	0.84%††	0.84%(d)	0.84%	0.84%(e)	0.84%(e)	0.85%(e)
Expenses (before waiver/reimbursement) (c)	0.88%††	0.91%(d)	0.91%	0.91%(e)	0.89%(e)	0.89%(e)
Portfolio turnover rate	7%	30%	50%	27%	40%	24%
Net assets at end of period (in 000’s)	$ 604,115	$ 573,786	$ 910,693	$ 1,003,575	$ 1,106,793	$ 1,657,341

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class R6		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 18.45	$ 18.00	$ 19.88	$ 15.60	$ 18.73	$ 18.35
Net investment income (loss) (a)	0.31	0.55	0.44	0.54	0.54	0.63
Net realized and unrealized gain (loss)	2.75	0.51	(1.81)	4.34	(2.81)	1.43
Total from investment operations	3.06	1.06	(1.37)	4.88	(2.27)	2.06
Less distributions:
From net investment income	(0.31)	(0.61)	(0.51)	(0.60)	(0.52)	(0.65)
From net realized gain on investments	—	—	—	—	(0.34)	(1.03)
Total distributions	(0.31)	(0.61)	(0.51)	(0.60)	(0.86)	(1.68)
Net asset value at end of period	$ 21.20	$ 18.45	$ 18.00	$ 19.88	$ 15.60	$ 18.73
Total investment return (b)	16.59%	5.82%	(7.02)%	31.45%	(12.32)%	12.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%††	2.85%	2.33%	2.81%	3.18%	3.50%
Net expenses (c)	0.74%††	0.74%(d)	0.74%	0.74%(e)	0.74%(e)	0.75%(e)
Expenses (before waiver/reimbursement) (c)	0.75%††	0.75%(d)	0.75%	0.75%(e)	0.76%(e)	0.75%(e)
Portfolio turnover rate	7%	30%	50%	27%	40%	24%
Net assets at end of period (in 000’s)	$ 1,008	$ 995	$ 5,851	$ 769	$ 325	$ 67,054

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of 0.01%. (See Note 6)
(e)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 2, 2006
Investor Class	November 16, 2009
Class C	November 16, 2009
Class I	December 27, 2005
Class R6	June 17, 2013
Effective at the close of business on February 23, 2024, Class R2 and R3 shares were liquidated.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

22	MainStay Epoch Global Equity Yield Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
23

Notes to Financial Statements (Unaudited) (continued)
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

24	MainStay Epoch Global Equity Yield Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so.
25

Notes to Financial Statements (Unaudited) (continued)
This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life
Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $2,634,136 and waived fees and/or reimbursed certain class specific expenses in the amount of $157,903 and paid the Subadvisor fees in the amount of $1,317,068.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares.

26	MainStay Epoch Global Equity Yield Fund

For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2024, shareholder service fees incurred by the Fund were as follows:

Class R2*	$ 70
Class R3*	227

*	Effective at the close of business on February 23, 2024, Class R2 and R3 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $5,092 and $204, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2024, of $169 and $228, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 81,063	$—
Investor Class	7,938	—
Class C	8,630	—
Class I	408,720	—
Class R2*	81	—
Class R3*	245	—
Class R6	20	—

*	Effective at the close of business on February 23, 2024, Class R2 and R3 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$565,991,165	$191,382,649	$(18,782,768)	$172,599,881
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $4,494,086, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,494	$—
27

Notes to Financial Statements (Unaudited) (continued)
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$25,671,191
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. As of April 30, 2024, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $55,464 and $124,689, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	197,696	$ 4,197,467
Shares issued to shareholders in reinvestment of distributions	60,388	1,317,948
Shares redeemed	(523,677)	(11,028,805)
Net increase (decrease) in shares outstanding before conversion	(265,593)	(5,513,390)
Shares converted into Class A (See Note 1)	34,025	723,962
Shares converted from Class A (See Note 1)	(7,981)	(168,785)
Net increase (decrease)	(239,549)	$ (4,958,213)
Year ended October 31, 2023:
Shares sold	751,565	$ 14,677,121
Shares issued to shareholders in reinvestment of distributions	135,691	2,666,106
Shares redeemed	(1,536,885)	(30,173,346)
Net increase (decrease) in shares outstanding before conversion	(649,629)	(12,830,119)
Shares converted into Class A (See Note 1)	24,709	482,972
Shares converted from Class A (See Note 1)	(49,895)	(971,102)
Net increase (decrease)	(674,815)	$ (13,318,249)

28	MainStay Epoch Global Equity Yield Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	62,905	$ 1,308,022
Shares issued to shareholders in reinvestment of distributions	4,720	102,745
Shares redeemed	(67,040)	(1,383,244)
Net increase (decrease) in shares outstanding before conversion	585	27,523
Shares converted into Investor Class (See Note 1)	1,686	35,882
Shares converted from Investor Class (See Note 1)	(33,216)	(705,673)
Net increase (decrease)	(30,945)	$ (642,268)
Year ended October 31, 2023:
Shares sold	31,310	$ 606,554
Shares issued to shareholders in reinvestment of distributions	11,539	226,195
Shares redeemed	(56,797)	(1,110,126)
Net increase (decrease) in shares outstanding before conversion	(13,948)	(277,377)
Shares converted into Investor Class (See Note 1)	7,968	157,444
Shares converted from Investor Class (See Note 1)	(15,164)	(296,241)
Net increase (decrease)	(21,144)	$ (416,174)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	7,871	$ 168,362
Shares issued to shareholders in reinvestment of distributions	3,213	70,677
Shares redeemed	(125,804)	(2,637,413)
Net increase (decrease) in shares outstanding before conversion	(114,720)	(2,398,374)
Shares converted from Class C (See Note 1)	(2,580)	(54,171)
Net increase (decrease)	(117,300)	$ (2,452,545)
Year ended October 31, 2023:
Shares sold	34,518	$ 670,163
Shares issued to shareholders in reinvestment of distributions	11,357	222,244
Shares redeemed	(405,654)	(7,904,116)
Net increase (decrease) in shares outstanding before conversion	(359,779)	(7,011,709)
Shares converted from Class C (See Note 1)	(15,575)	(305,574)
Net increase (decrease)	(375,354)	$ (7,317,283)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,088,817	$ 22,798,562
Shares issued to shareholders in reinvestment of distributions	339,935	7,374,486
Shares redeemed	(4,006,287)	(84,177,431)
Net increase (decrease) in shares outstanding before conversion	(2,577,535)	(54,004,383)
Shares converted into Class I (See Note 1)	8,001	168,785
Net increase (decrease)	(2,569,534)	$ (53,835,598)
Year ended October 31, 2023:
Shares sold	4,785,433	$ 93,311,010
Shares issued to shareholders in reinvestment of distributions	967,417	18,937,586
Shares redeemed	(25,084,792)	(494,922,086)
Net increase (decrease) in shares outstanding before conversion	(19,331,942)	(382,673,490)
Shares converted into Class I (See Note 1)	51,300	996,452
Shares converted from Class I (See Note 1)	(3,327)	(63,951)
Net increase (decrease)	(19,283,969)	$(381,740,989)

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	—	$ 7
Shares issued to shareholders in reinvestment of distributions	25	512
Shares redeemed	(10,976)	(236,768)
Net increase (decrease)	(10,951)	$ (236,249)
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	299	$ 5,881
Shares redeemed	(896)	(17,100)
Net increase (decrease)	(597)	$ (11,219)

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	2,575	$ 51,699
Shares issued to shareholders in reinvestment of distributions	67	1,367
Shares redeemed	(41,091)	(878,664)
Net increase (decrease)	(38,449)	$ (825,598)
Year ended October 31, 2023:
Shares sold	10,400	$ 205,116
Shares issued to shareholders in reinvestment of distributions	790	15,494
Shares redeemed	(7,480)	(146,993)
Net increase (decrease)	3,710	$ 73,617

29

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,420	$ 29,478
Shares issued to shareholders in reinvestment of distributions	588	12,575
Shares redeemed	(8,350)	(165,758)
Net increase (decrease)	(6,342)	$ (123,705)
Year ended October 31, 2023:
Shares sold	45,710	$ 879,351
Shares issued to shareholders in reinvestment of distributions	8,444	163,592
Shares redeemed	(325,406)	(6,371,449)
Net increase (decrease)	(271,252)	$ (5,328,506)

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
30	MainStay Epoch Global Equity Yield Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Epoch personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Epoch, evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at Epoch.  The Board considered New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other

32	MainStay Epoch Global Equity Yield Fund

items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of Epoch and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of Epoch’s relationship with the Fund, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch, and profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

34	MainStay Epoch Global Equity Yield Fund

Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
35

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
36	MainStay Epoch Global Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022132 MS081-24	MSEGE10-06/24
(NYLIM) NL241

MainStay Epoch International Choice Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	9/1/2006	8.62%	-1.77%	3.11%	2.13%	1.22%
		Excluding sales charges		14.94	3.95	4.29	2.70	1.22
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	4/29/2008	9.06	-1.53	2.84	1.90	1.68
		Excluding sales charges		14.80	3.66	4.01	2.48	1.68
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/2006	13.37	1.87	3.23	1.69	2.43
	if Redeemed Within One Year of Purchase	Excluding sales charges		14.37	2.87	3.23	1.69	2.43
Class I Shares	No Sales Charge		12/31/1997	15.10	4.23	4.57	2.98	0.97
SIMPLE Class Shares	No Sales Charge		8/31/2020	14.82	3.70	N/A	3.85	1.58

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI EAFE® Index (Net)[2]	18.63%	9.28%	6.18%	4.38%
Morningstar Foreign Large Blend Category Average[3]	16.61	8.18	5.40	4.18

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the MSCI EAFE® Index (Net), which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,149.40	$ 6.57	$1,018.75	$ 6.17	1.23%
Investor Class Shares	$1,000.00	$1,148.00	$ 8.12	$1,017.30	$ 7.62	1.52%
Class C Shares	$1,000.00	$1,143.70	$12.10	$1,013.58	$11.36	2.27%
Class I Shares	$1,000.00	$1,151.00	$ 5.08	$1,020.14	$ 4.77	0.95%
SIMPLE Class Shares	$1,000.00	$1,148.20	$ 7.74	$1,017.65	$ 7.27	1.45%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2024 (Unaudited)
United Kingdom	20.6%
Japan	19.1
France	18.7
United States	12.1
Germany	6.6
Netherlands	6.4
Sweden	4.7
Denmark	3.1%
Singapore	2.6
Spain	2.1
Republic of Korea	1.9
Other Assets, Less Liabilities	2.1
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	AstraZeneca plc, Sponsored ADR
2.	Lloyds Banking Group plc
3.	Keyence Corp.
4.	Sony Group Corp.
5.	Asahi Group Holdings Ltd.
6.	TotalEnergies SE
7.	BNP Paribas SA
8.	NN Group NV
9.	Deutsche Telekom AG (Registered)
10.	Novo Nordisk A/S, Class B

8	MainStay Epoch International Choice Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 96.0%
Denmark 3.1%
Novo Nordisk A/S, Class B (Pharmaceuticals)	53,035	$ 6,815,818
France 18.7%
Airbus SE (Aerospace & Defense)	34,221	5,623,820
AXA SA (Insurance)	176,654	6,082,535
BNP Paribas SA (Banks)	110,566	7,907,061
Edenred SE (Financial Services)	86,030	4,077,000
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	6,109	4,917,599
Pernod Ricard SA (Beverages)	28,025	4,231,929
TotalEnergies SE (Oil, Gas & Consumable Fuels)	114,494	8,316,007
		41,155,951
Germany 6.6%
Deutsche Post AG (Air Freight & Logistics)	87,838	3,678,950
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	308,097	7,051,423
Vonovia SE (Real Estate Management & Development)	129,853	3,757,974
		14,488,347
Japan 19.1%
Asahi Group Holdings Ltd. (Beverages)	245,300	8,382,579
Hoya Corp. (Health Care Equipment & Supplies)	22,800	2,649,083
Keyence Corp. (Electronic Equipment, Instruments & Components)	20,500	9,080,602
Nissan Chemical Corp. (Chemicals)	147,000	5,013,595
Rohto Pharmaceutical Co. Ltd. (Personal Care Products)	174,400	3,401,698
Sony Group Corp. (Household Durables)	104,400	8,623,672
Suzuki Motor Corp. (Automobiles)	420,000	4,886,158
		42,037,387
Netherlands 6.4%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	7,052	6,146,684
NN Group NV (Insurance)	170,802	7,874,556
		14,021,240
Republic of Korea 1.9%
Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	3,040	4,221,708
	Shares	Value

Singapore 2.6%
STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	145,550	$ 5,747,197
Spain 2.1%
Amadeus IT Group SA (Hotels, Restaurants & Leisure)	72,951	4,628,679
Sweden 4.7%
Epiroc AB, Class A (Machinery)	349,445	6,441,240
Evolution AB (Hotels, Restaurants & Leisure)	35,910	3,995,029
		10,436,269
United Kingdom 20.6%
AstraZeneca plc, Sponsored ADR (Pharmaceuticals)	175,968	13,352,452
Coca-Cola Europacific Partners plc (Beverages)	79,404	5,718,676
Compass Group plc (Hotels, Restaurants & Leisure)	153,557	4,267,178
Lloyds Banking Group plc (Banks)	15,251,537	9,844,019
RELX plc (Professional Services)	140,709	5,783,348
Unilever plc (Personal Care Products)	122,877	6,352,063
		45,317,736
United States 10.2%
BP plc (Oil, Gas & Consumable Fuels)	752,083	4,865,059
CSL Ltd. (Biotechnology)	35,960	6,428,017
Linde plc (Chemicals)	14,573	6,426,110
Schneider Electric SE (Electrical Equipment)	20,812	4,739,803
		22,458,989
Total Common Stocks (Cost $197,401,339)		211,329,321

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Short-Term Investment 1.9%
Affiliated Investment Company 1.9%
United States 1.9%
MainStay U.S. Government Liquidity Fund, 5.242% (a)	4,326,353	$ 4,326,353
Total Short-Term Investment (Cost $4,326,353)		4,326,353
Total Investments (Cost $201,727,692)	97.9%	215,655,674
Other Assets, Less Liabilities	2.1	4,525,357
Net Assets	100.0%	$ 220,181,031

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	Current yield as of April 30, 2024.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 2,332	$ 41,672	$ (39,678)	$ —	$ —	$ 4,326	$ 82	$ —	4,326
Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Epoch International Choice Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Denmark	$ —	$ 6,815,818	$ —	$ 6,815,818
France	—	41,155,951	—	41,155,951
Germany	—	14,488,347	—	14,488,347
Japan	—	42,037,387	—	42,037,387
Netherlands	—	14,021,240	—	14,021,240
Republic of Korea	—	4,221,708	—	4,221,708
Singapore	—	5,747,197	—	5,747,197
Spain	—	4,628,679	—	4,628,679
Sweden	—	10,436,269	—	10,436,269
United Kingdom	19,071,128	26,246,608	—	45,317,736
United States	6,426,110	16,032,879	—	22,458,989
Total Common Stocks	25,497,238	185,832,083	—	211,329,321
Short-Term Investment
Affiliated Investment Company	4,326,353	—	—	4,326,353
Total Investments in Securities	$ 29,823,591	$ 185,832,083	$ —	$ 215,655,674

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Aerospace & Defense	$ 5,623,820	2.6%
Air Freight & Logistics	3,678,950	1.7
Automobiles	4,886,158	2.2
Banks	17,751,080	8.1
Beverages	18,333,184	8.3
Biotechnology	6,428,017	2.9
Chemicals	11,439,705	5.2
Diversified Telecommunication Services	7,051,423	3.2
Electrical Equipment	4,739,803	2.2
Electronic Equipment, Instruments & Components	9,080,602	4.1
Financial Services	4,077,000	1.9
Health Care Equipment & Supplies	2,649,083	1.2
Hotels, Restaurants & Leisure	12,890,886	5.9
Household Durables	8,623,672	3.9
Insurance	13,957,091	6.3
Machinery	6,441,240	2.9
Oil, Gas & Consumable Fuels	13,181,066	6.0
Personal Care Products	9,753,761	4.4
Pharmaceuticals	20,168,270	9.2
Professional Services	5,783,348	2.6
Real Estate Management & Development	3,757,974	1.7
Semiconductors & Semiconductor Equipment	11,893,881	5.4
Technology Hardware, Storage & Peripherals	4,221,708	1.9
Textiles, Apparel & Luxury Goods	4,917,599	2.2
	211,329,321	96.0
Short-Term Investment	4,326,353	1.9
Other Assets, Less Liabilities	4,525,357	2.1
Net Assets	$220,181,031	100.0%

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch International Choice Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $197,401,339)	$211,329,321
Investment in affiliated investment companies, at value (identified cost $4,326,353)	4,326,353
Cash	16,384
Cash denominated in foreign currencies (identified cost $1,333,709)	1,306,828
Receivables:
Dividends	3,344,032
Fund shares sold	3,240
Other assets	109,476
Total assets	220,435,634
Liabilities
Payables:
Manager (See Note 3)	143,913
Professional fees	30,301
Transfer agent (See Note 3)	24,826
Fund shares redeemed	22,247
Custodian	18,643
NYLIFE Distributors (See Note 3)	6,845
Shareholder communication	6,260
Accrued expenses	1,568
Total liabilities	254,603
Net assets	$220,181,031
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 5,530
Additional paid-in-capital	260,500,314
260,505,844
Total distributable earnings (loss)	(40,324,813)
Net assets	$220,181,031
Class A
Net assets applicable to outstanding shares	$ 28,469,238
Shares of beneficial interest outstanding	714,552
Net asset value per share outstanding	$ 39.84
Maximum sales charge (5.50% of offering price)	2.32
Maximum offering price per share outstanding	$ 42.16
Investor Class
Net assets applicable to outstanding shares	$ 3,976,458
Shares of beneficial interest outstanding	99,913
Net asset value per share outstanding	$ 39.80
Maximum sales charge (5.00% of offering price)	2.09
Maximum offering price per share outstanding	$ 41.89
Class C
Net assets applicable to outstanding shares	$ 153,429
Shares of beneficial interest outstanding	3,896
Net asset value and offering price per share outstanding	$ 39.38
Class I
Net assets applicable to outstanding shares	$187,537,777
Shares of beneficial interest outstanding	4,710,753
Net asset value and offering price per share outstanding	$ 39.81
SIMPLE Class
Net assets applicable to outstanding shares	$ 44,129
Shares of beneficial interest outstanding	1,109
Net asset value and offering price per share outstanding(a)	$ 39.78

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $217,538)	$ 2,700,279
Dividends-affiliated	82,106
Securities lending, net	13,677
Total income	2,796,062
Expenses
Manager (See Note 3)	866,823
Transfer agent (See Note 3)	69,075
Distribution/Service—Class A (See Note 3)	35,606
Distribution/Service—Investor Class (See Note 3)	5,179
Distribution/Service—Class C (See Note 3)	899
Distribution/Service—Class R2 (See Note 3)(a)	4,427
Distribution/Service—Class R3 (See Note 3)(a)	4,084
Distribution/Service—SIMPLE Class (See Note 3)	106
Registration	49,218
Professional fees	42,886
Custodian	20,368
Shareholder communication	4,243
Trustees	2,635
Shareholder service (See Note 3)	2,612
Miscellaneous	10,892
Total expenses before waiver/reimbursement	1,119,053
Expense waiver/reimbursement from Manager (See Note 3)	(26,077)
Net expenses	1,092,976
Net investment income (loss)	1,703,086
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	11,264,840
Foreign currency transactions	4,395
Net realized gain (loss)	11,269,235
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	16,678,294
Translation of other assets and liabilities in foreign currencies	(92,194)
Net change in unrealized appreciation (depreciation)	16,586,100
Net realized and unrealized gain (loss)	27,855,335
Net increase (decrease) in net assets resulting from operations	$29,558,421

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch International Choice Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,703,086	$ 3,518,079
Net realized gain (loss)	11,269,235	11,232,602
Net change in unrealized appreciation (depreciation)	16,586,100	14,764,124
Net increase (decrease) in net assets resulting from operations	29,558,421	29,514,805
Distributions to shareholders:
Class A	(411,771)	(204,408)
Investor Class	(49,979)	(28,190)
Class C	(47)	—
Class I	(2,984,898)	(2,313,006)
Class R1(a)	(2,387)	(374)
Class R2(a)	(76,146)	(52,601)
Class R3(a)	(27,571)	(14,715)
SIMPLE Class	(500)	(155)
Total distributions to shareholders	(3,553,299)	(2,613,449)
Capital share transactions:
Net proceeds from sales of shares	17,476,548	14,480,791
Net asset value of shares issued to shareholders in reinvestment of distributions	3,527,904	2,592,955
Cost of shares redeemed	(22,797,124)	(52,917,475)
Increase (decrease) in net assets derived from capital share transactions	(1,792,672)	(35,843,729)
Net increase (decrease) in net assets	24,212,450	(8,942,373)
Net Assets
Beginning of period	195,968,581	204,910,954
End of period	$220,181,031	$195,968,581

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 35.17	$ 31.28	$ 41.50	$ 33.68	$ 35.57	$ 33.37
Net investment income (loss) (a)	0.26	0.54	0.35	0.34	0.17	0.74
Net realized and unrealized gain (loss)	4.97	3.68	(9.61)	7.66	(1.14)	1.96
Total from investment operations	5.23	4.22	(9.26)	8.00	(0.97)	2.70
Less distributions:
From net investment income	(0.56)	(0.33)	(0.96)	(0.18)	(0.92)	(0.50)
Net asset value at end of period	$ 39.84	$ 35.17	$ 31.28	$ 41.50	$ 33.68	$ 35.57
Total investment return (b)	14.94%	13.52%	(22.84)%(c)	23.80%	(2.87)%	8.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%††	1.44%	0.97%	0.83%	0.48%	2.19%
Net expenses (d)	1.23%††	1.22%	1.23%	1.21%	1.20%(e)	1.19%(e)
Portfolio turnover rate	32%	34%	49%	43%	52%	47%
Net assets at end of period (in 000’s)	$ 28,469	$ 26,164	$ 19,445	$ 26,613	$ 20,108	$ 23,114

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.89)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 35.08	$ 31.20	$ 41.39	$ 33.60	$ 35.49	$ 33.30
Net investment income (loss) (a)	0.19	0.42	0.24	0.20	0.08	0.66
Net realized and unrealized gain (loss)	4.98	3.69	(9.60)	7.68	(1.13)	1.95
Total from investment operations	5.17	4.11	(9.36)	7.88	(1.05)	2.61
Less distributions:
From net investment income	(0.45)	(0.23)	(0.83)	(0.09)	(0.84)	(0.42)
Net asset value at end of period	$ 39.80	$ 35.08	$ 31.20	$ 41.39	$ 33.60	$ 35.49
Total investment return (b)	14.80%	13.19%	(23.07)%(c)	23.48%	(3.10)%	8.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%††	1.13%	0.67%	0.50%	0.23%	1.97%
Net expenses (d)	1.52%††	1.51%	1.52%	1.50%	1.46%(e)	1.41%(e)
Expenses (before waiver/reimbursement) (d)	1.68%††	1.68%	1.63%	1.59%	1.46%(e)	1.42%(e)
Portfolio turnover rate	32%	34%	49%	43%	52%	47%
Net assets at end of period (in 000's)	$ 3,976	$ 3,892	$ 3,795	$ 5,341	$ 5,308	$ 6,306

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.12)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 34.44	$ 30.66	$ 40.33	$ 32.90	$ 34.73	$ 32.54
Net investment income (loss) (a)	0.03	0.14	(0.01)	(0.28)	(0.17)	0.42
Net realized and unrealized gain (loss)	4.92	3.64	(9.49)	7.71	(1.13)	1.92
Total from investment operations	4.95	3.78	(9.50)	7.43	(1.30)	2.34
Less distributions:
From net investment income	(0.01)	—	(0.17)	—	(0.53)	(0.15)
Net asset value at end of period	$ 39.38	$ 34.44	$ 30.66	$ 40.33	$ 32.90	$ 34.73
Total investment return (b)	14.37%	12.33%	(23.66)%(c)	22.55%	(3.81)%	7.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15%††	0.38%	(0.02)%	(0.71)%	(0.51)%	1.27%
Net expenses (d)	2.27%††	2.26%	2.27%	2.25%	2.21%(e)	2.16%(e)
Expenses (before waiver/reimbursement) (d)	2.43%††	2.43%	2.38%	2.28%	2.21%(e)	2.17%(e)
Portfolio turnover rate	32%	34%	49%	43%	52%	47%
Net assets at end of period (in 000’s)	$ 153	$ 207	$ 339	$ 1,081	$ 4,740	$ 6,416

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.71)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 35.19	$ 31.30	$ 41.52	$ 33.69	$ 35.58	$ 33.40
Net investment income (loss) (a)	0.33	0.62	0.45	0.40	0.26	0.80
Net realized and unrealized gain (loss)	4.96	3.71	(9.61)	7.70	(1.14)	1.98
Total from investment operations	5.29	4.33	(9.16)	8.10	(0.88)	2.78
Less distributions:
From net investment income	(0.67)	(0.44)	(1.06)	(0.27)	(1.01)	(0.60)
Net asset value at end of period	$ 39.81	$ 35.19	$ 31.30	$ 41.52	$ 33.69	$ 35.58
Total investment return (b)	15.10%	13.84%	(22.63)%(c)	24.11%	(2.61)%	8.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%††	1.67%	1.27%	0.99%	0.76%	2.40%
Net expenses (d)	0.95%††	0.95%	0.95%	0.95%	0.95%(e)	0.94%(e)
Expenses (before waiver/reimbursement) (d)	0.97%††	0.97%	0.98%	0.96%	0.96%(e)	0.94%(e)
Portfolio turnover rate	32%	34%	49%	43%	52%	47%
Net assets at end of period (in 000’s)	$ 187,538	$ 157,911	$ 173,142	$ 241,084	$ 252,974	$ 355,348

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.68)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 35.07	$ 31.16	$ 41.39	$ 33.59	$ 35.90**
Net investment income (loss) (a)	0.22	0.38	0.14	0.11	(0.02)
Net realized and unrealized gain (loss)	4.96	3.70	(9.60)	7.69	(2.29)
Total from investment operations	5.18	4.08	(9.46)	7.80	(2.31)
Less distributions:
From net investment income	(0.47)	(0.17)	(0.77)	—	—
Net asset value at end of period	$ 39.78	$ 35.07	$ 31.16	$ 41.39	$ 33.59
Total investment return (b)	14.82%	13.10%	(23.26)%(c)	23.19%	(6.43)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%††	1.03%	0.40%	0.27%	(0.29)%††
Net expenses (d)	1.45%††	1.58%	1.77%	1.74%	1.69%††(e)
Expenses (before waiver/reimbursement) (d)	1.45%††	1.58%	1.88%	1.86%	1.69%††(e)
Portfolio turnover rate	32%	34%	49%	43%	52%
Net assets at end of period (in 000’s)	$ 44	$ 37	$ 28	$ 34	$ 23

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.31)%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch International Choice Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 1, 2006
Investor Class	April 29, 2008
Class C	September 1, 2006
Class I	December 31, 1997
SIMPLE Class	August 31, 2020
Effective at the close of business on February 23, 2024, Class R1, R2 and R3 shares were liquidated.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and SIMPLE Class shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than
Class A, Investor Class and SIMPLE Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation

19

Notes to Financial Statements (Unaudited) (continued)
materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a

20	MainStay Epoch International Choice Fund

particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real
21

Notes to Financial Statements (Unaudited) (continued)
estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

22	MainStay Epoch International Choice Fund

(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.82% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $866,823 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $26,077 and paid the Subadvisor fees in the amount of $422,061.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a
23

Notes to Financial Statements (Unaudited) (continued)
shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the period November 1, 2023 through February 23, 2024, shareholder service fees incurred by the Fund were as follows:

Class R1*	$ 24
Class R2*	1,771
Class R3*	817

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $475 and $182, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the six-month period ended April 30, 2024, of $36.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 7,804	$ —
Investor Class	10,488	(3,237)
Class C	455	(140)
Class I	48,858	—
Class R1*	13	—
Class R2*	992	—
Class R3*	458	—
SIMPLE Class	7	—

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$28,715	65.1%
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$201,761,709	$20,565,011	$(6,671,046)	$13,893,965
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $67,223,910, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected

24	MainStay Epoch International Choice Fund

to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$67,224	$—
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$2,613,449
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $67,545 and $74,433, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	6,210	$ 244,105
Shares issued to shareholders in reinvestment of distributions	10,587	406,964
Shares redeemed	(53,524)	(2,096,188)
Net increase (decrease) in shares outstanding before conversion	(36,727)	(1,445,119)
Shares converted into Class A (See Note 1)	7,260	288,870
Net increase (decrease)	(29,467)	$ (1,156,249)
Year ended October 31, 2023:
Shares sold	216,462	$ 7,624,665
Shares issued to shareholders in reinvestment of distributions	5,801	201,594
Shares redeemed	(104,849)	(3,898,138)
Net increase (decrease) in shares outstanding before conversion	117,414	3,928,121
Shares converted into Class A (See Note 1)	4,881	185,534
Net increase (decrease)	122,295	$ 4,113,655

25

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	837	$ 32,823
Shares issued to shareholders in reinvestment of distributions	1,298	49,921
Shares redeemed	(6,231)	(246,207)
Net increase (decrease) in shares outstanding before conversion	(4,096)	(163,463)
Shares converted into Investor Class (See Note 1)	115	4,537
Shares converted from Investor Class (See Note 1)	(7,057)	(280,803)
Net increase (decrease)	(11,038)	$ (439,729)
Year ended October 31, 2023:
Shares sold	3,972	$ 149,834
Shares issued to shareholders in reinvestment of distributions	810	28,159
Shares redeemed	(11,345)	(420,451)
Net increase (decrease) in shares outstanding before conversion	(6,563)	(242,458)
Shares converted into Investor Class (See Note 1)	450	16,840
Shares converted from Investor Class (See Note 1)	(4,577)	(174,139)
Net increase (decrease)	(10,690)	$ (399,757)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	12	$ 445
Shares issued to shareholders in reinvestment of distributions	1	46
Shares redeemed	(1,800)	(69,720)
Net increase (decrease) in shares outstanding before conversion	(1,787)	(69,229)
Shares converted from Class C (See Note 1)	(322)	(12,604)
Net increase (decrease)	(2,109)	$ (81,833)
Year ended October 31, 2023:
Shares sold	3,748	$ 136,472
Shares redeemed	(8,028)	(296,006)
Net increase (decrease) in shares outstanding before conversion	(4,280)	(159,534)
Shares converted from Class C (See Note 1)	(770)	(28,235)
Net increase (decrease)	(5,050)	$ (187,769)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	430,032	$ 16,864,696
Shares issued to shareholders in reinvestment of distributions	77,328	2,967,058
Shares redeemed	(284,437)	(11,147,726)
Net increase (decrease)	222,923	$ 8,684,028
Year ended October 31, 2023:
Shares sold	131,195	$ 5,036,280
Shares issued to shareholders in reinvestment of distributions	66,235	2,297,693
Shares redeemed	(1,241,537)	(45,229,500)
Net increase (decrease)	(1,044,107)	$(37,895,527)

Class R1	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	17	$ 649
Shares issued to shareholders in reinvestment of distributions	62	2,387
Shares redeemed	(3,795)	(151,067)
Net increase (decrease)	(3,716)	$ (148,031)
Year ended October 31, 2023:
Shares sold	2,833	$ 102,178
Shares issued to shareholders in reinvestment of distributions	11	374
Shares redeemed	(167)	(6,248)
Net increase (decrease)	2,677	$ 96,304

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	6,058	$ 236,996
Shares issued to shareholders in reinvestment of distributions	1,924	74,011
Shares redeemed	(156,036)	(6,213,796)
Net increase (decrease)	(148,054)	$ (5,902,789)
Year ended October 31, 2023:
Shares sold	26,339	$ 991,406
Shares issued to shareholders in reinvestment of distributions	1,454	50,560
Shares redeemed	(60,673)	(2,239,388)
Net increase (decrease)	(32,880)	$ (1,197,422)

26	MainStay Epoch International Choice Fund

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	2,442	$ 95,035
Shares issued to shareholders in reinvestment of distributions	705	27,017
Shares redeemed	(72,453)	(2,872,400)
Net increase (decrease)	(69,306)	$ (2,750,348)
Year ended October 31, 2023:
Shares sold	11,642	$ 434,488
Shares issued to shareholders in reinvestment of distributions	417	14,420
Shares redeemed	(22,419)	(827,724)
Net increase (decrease)	(10,360)	$ (378,816)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	47	$ 1,799
Shares issued to shareholders in reinvestment of distributions	13	500
Shares redeemed	(1)	(20)
Net increase (decrease)	59	$ 2,279
Year ended October 31, 2023:
Shares sold	146	$ 5,468
Shares issued to shareholders in reinvestment of distributions	5	155
Shares redeemed	(1)	(20)
Net increase (decrease)	150	$ 5,603

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch International Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Epoch personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

28	MainStay Epoch International Choice Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Epoch, evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at Epoch.  The Board considered New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of Epoch and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the three-, five- and ten-year periods ended July 31, 2023, and performed favorably relative to its peer funds for the one-year period ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of Epoch’s relationship with the Fund, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch, and profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

30	MainStay Epoch International Choice Fund

The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways,
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
32	MainStay Epoch International Choice Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay Epoch International Choice Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022297 MS081-24	MSEIC10-06/24
(NYLIM) NL319

MainStay Epoch U.S. Equity
Yield Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	2/3/2009	10.42%	7.08%	6.88%	7.82%	1.06%
		Excluding sales charges		16.85	13.31	8.10	8.44	1.06
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	11/16/2009	10.84	7.39	6.62	7.59	1.39
		Excluding sales charges		16.68	13.04	7.83	8.20	1.39
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	5/8/2017	11.24	7.17	6.70	7.19	2.14
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		16.24	12.17	7.01	7.19	2.14
Class C Shares	Maximum 1.00% CDSC	With sales charges	11/16/2009	15.24	11.17	7.02	7.40	2.14
	if Redeemed Within One Year of Purchase	Excluding sales charges		16.24	12.17	7.02	7.40	2.14
Class I Shares	No Sales Charge		12/3/2008	17.06	13.75	8.45	8.75	0.81
Class R6 Shares	No Sales Charge		5/8/2017	17.06	13.75	8.46	8.62	0.73
SIMPLE Class Shares	No Sales Charge		8/31/2020	16.69	12.99	N/A	10.71	1.38

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 3000® Index[2]	21.09%	22.30%	12.43%	11.81%
Russell 1000® Value Index[3]	18.42	13.42	8.60	8.43
U.S. Equity Yield Composite Index[4]	14.56	10.31	6.96	8.87
Morningstar Large Value Category Average[5]	17.99	14.37	9.20	8.57

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the Russell 1000® Value Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The Russell 1000® Value Index, which is generally representative of the market sectors or types of investments in which the Fund invests, measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
4.	The U.S. Equity Yield Composite Index, which is generally representative of the market sectors or types of investments in which the Fund invests, consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large- and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap U.S. equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in U.S. dollars for the lowest absolute risk (within a given set of constraints).
5.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,168.50	$ 5.72	$1,019.59	$ 5.32	1.06%
Investor Class Shares	$1,000.00	$1,166.80	$ 7.22	$1,018.20	$ 6.72	1.34%
Class B Shares	$1,000.00	$1,162.40	$11.24	$1,014.47	$10.47	2.09%
Class C Shares	$1,000.00	$1,162.40	$11.24	$1,014.47	$10.47	2.09%
Class I Shares	$1,000.00	$1,170.60	$ 3.94	$1,021.23	$ 3.67	0.73%
Class R6 Shares	$1,000.00	$1,170.60	$ 3.94	$1,021.23	$ 3.67	0.73%
SIMPLE Class Shares	$1,000.00	$1,166.90	$ 7.11	$1,018.30	$ 6.62	1.32%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2024 (Unaudited)
Banks	9.2%
Pharmaceuticals	7.1
Semiconductors & Semiconductor Equipment	6.0
Oil, Gas & Consumable Fuels	5.9
Insurance	5.4
Electric Utilities	4.8
Chemicals	4.3
Electrical Equipment	3.7
Technology Hardware, Storage & Peripherals	3.6
Capital Markets	3.3
Specialized REITs	3.0
Aerospace & Defense	2.8
Health Care Providers & Services	2.8
Biotechnology	2.7
Multi–Utilities	2.5
Beverages	2.5
Media	2.3
Machinery	2.0
Diversified Telecommunication Services	1.8
Household Products	1.7
Consumer Staples Distribution & Retail	1.7
Hotels, Restaurants & Leisure	1.6
Software	1.6
Specialty Retail	1.5%
Health Care Equipment & Supplies	1.4
IT Services	1.3
Commercial Services & Supplies	1.3
Tobacco	1.2
Communications Equipment	1.2
Professional Services	1.1
Trading Companies & Distributors	1.0
Industrial Conglomerates	0.9
Leisure Products	0.8
Air Freight & Logistics	0.8
Household Durables	0.6
Water Utilities	0.6
Health Care REITs	0.6
Food Products	0.5
Retail REITs	0.5
Interactive Media & Services	0.5
Containers & Packaging	0.5
Industrial REITs	0.5
Short–Term Investment	0.9
Other Assets, Less Liabilities	–0.0‡
100.0%
‡ Less than one–tenth of a percent
See Portfolio of Investments beginning on page  9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	JPMorgan Chase & Co.
2.	Eli Lilly & Co.
3.	Bank of America Corp.
4.	Broadcom, Inc.
5.	MetLife, Inc.
6.	Merck & Co., Inc.
7.	Cummins, Inc.
8.	AbbVie, Inc.
9.	Chevron Corp.
10.	Walmart, Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 99.1%
Aerospace & Defense 2.8%
General Dynamics Corp.	31,569	$ 9,063,144
Lockheed Martin Corp.	18,329	8,521,702
RTX Corp.	92,949	9,436,183
		27,021,029
Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	50,226	7,407,330
Banks 9.2%
Bank of America Corp.	617,511	22,854,082
Columbia Banking System, Inc.	401,709	7,556,146
JPMorgan Chase & Co.	126,634	24,280,803
PNC Financial Services Group, Inc. (The)	49,730	7,621,620
Regions Financial Corp.	380,596	7,334,085
Truist Financial Corp.	187,320	7,033,866
U.S. Bancorp	318,854	12,955,038
		89,635,640
Beverages 2.5%
Coca-Cola Co. (The)	119,867	7,404,184
Coca-Cola Europacific Partners plc	138,986	10,009,772
PepsiCo, Inc.	36,843	6,481,052
		23,895,008
Biotechnology 2.7%
AbbVie, Inc.	115,829	18,838,429
Amgen, Inc.	27,077	7,417,473
		26,255,902
Capital Markets 3.3%
BlackRock, Inc.	17,054	12,869,631
CME Group, Inc.	37,726	7,908,879
Lazard, Inc.	285,203	10,980,315
		31,758,825
Chemicals 4.3%
Air Products and Chemicals, Inc.	25,218	5,960,022
Dow, Inc.	137,127	7,802,526
Linde plc	22,854	10,077,700
LyondellBasell Industries NV, Class A	73,737	7,371,488
Nutrien Ltd.	120,567	6,362,321
PPG Industries, Inc.	35,750	4,611,750
		42,185,807
Commercial Services & Supplies 1.3%
Republic Services, Inc.	32,141	6,161,430
Waste Management, Inc.	30,896	6,426,986
		12,588,416
	Shares	Value

Communications Equipment 1.2%
Cisco Systems, Inc.	239,288	$ 11,241,750
Consumer Staples Distribution & Retail 1.7%
Walmart, Inc.	280,614	16,654,441
Containers & Packaging 0.5%
Amcor plc	510,994	4,568,286
Diversified Telecommunication Services 1.8%
AT&T, Inc.	470,199	7,941,661
Verizon Communications, Inc.	242,997	9,595,952
		17,537,613
Electric Utilities 4.8%
Alliant Energy Corp.	117,713	5,862,107
American Electric Power Co., Inc.	136,724	11,762,366
Duke Energy Corp.	53,768	5,283,244
Entergy Corp.	75,293	8,031,504
NextEra Energy, Inc.	154,262	10,330,926
Pinnacle West Capital Corp.	70,221	5,171,777
		46,441,924
Electrical Equipment 3.7%
Eaton Corp. plc	49,040	15,607,470
Emerson Electric Co.	119,253	12,853,088
Hubbell, Inc.	21,399	7,928,758
		36,389,316
Food Products 0.5%
Mondelez International, Inc., Class A	69,270	4,983,284
Health Care Equipment & Supplies 1.4%
Medtronic plc	174,862	14,030,927
Health Care Providers & Services 2.8%
CVS Health Corp.	150,292	10,176,271
UnitedHealth Group, Inc.	34,387	16,632,992
		26,809,263
Health Care REITs 0.6%
Welltower, Inc.	58,015	5,527,669
Hotels, Restaurants & Leisure 1.6%
McDonald's Corp.	35,539	9,703,568
Vail Resorts, Inc.	33,159	6,279,320
		15,982,888

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Household Durables 0.6%
Garmin Ltd.	43,724	$ 6,316,806
Household Products 1.7%
Colgate-Palmolive Co.	63,929	5,876,353
Procter & Gamble Co. (The)	66,284	10,817,549
		16,693,902
Industrial Conglomerates 0.9%
Honeywell International, Inc.	47,122	9,081,823
Industrial REITs 0.5%
Prologis, Inc.	44,414	4,532,449
Insurance 5.4%
Arthur J. Gallagher & Co.	23,014	5,401,156
Marsh & McLennan Cos., Inc.	51,782	10,326,884
MetLife, Inc.	301,847	21,455,285
Travelers Cos., Inc. (The)	71,019	15,067,391
		52,250,716
Interactive Media & Services 0.5%
Meta Platforms, Inc., Class A	11,165	4,802,848
IT Services 1.3%
International Business Machines Corp.	78,119	12,983,378
Leisure Products 0.8%
Hasbro, Inc.	128,430	7,872,759
Machinery 2.0%
Cummins, Inc.	69,859	19,734,469
Media 2.3%
Comcast Corp., Class A	326,534	12,444,211
Omnicom Group, Inc.	106,825	9,917,633
		22,361,844
Multi-Utilities 2.5%
Ameren Corp.	75,773	5,597,351
CMS Energy Corp.	114,954	6,967,362
NiSource, Inc.	215,676	6,008,733
WEC Energy Group, Inc.	66,309	5,479,776
		24,053,222
	Shares	Value

Oil, Gas & Consumable Fuels 5.9%
Chevron Corp.	105,533	$ 17,019,307
Enterprise Products Partners LP	447,603	12,568,692
MPLX LP	272,245	11,379,841
TotalEnergies SE, Sponsored ADR	100,452	7,279,757
Williams Cos., Inc. (The)	242,206	9,291,022
		57,538,619
Pharmaceuticals 7.1%
Bristol-Myers Squibb Co.	98,434	4,325,190
Eli Lilly & Co.	29,374	22,944,032
Johnson & Johnson	104,465	15,104,594
Merck & Co., Inc.	154,456	19,958,804
Pfizer, Inc.	247,901	6,351,224
		68,683,844
Professional Services 1.1%
Automatic Data Processing, Inc.	22,392	5,416,401
Paychex, Inc.	42,950	5,102,889
		10,519,290
Retail REITs 0.5%
Realty Income Corp.	90,123	4,825,185
Semiconductors & Semiconductor Equipment 6.0%
Analog Devices, Inc.	75,074	15,060,595
Broadcom, Inc.	16,908	21,984,965
KLA Corp.	20,625	14,216,606
Texas Instruments, Inc.	39,754	7,013,401
		58,275,567
Software 1.6%
Microsoft Corp.	39,678	15,447,836
Specialized REITs 3.0%
American Tower Corp.	28,213	4,840,222
Iron Mountain, Inc.	210,780	16,339,666
VICI Properties, Inc.	264,934	7,563,866
		28,743,754
Specialty Retail 1.5%
Best Buy Co., Inc.	67,294	4,955,530
Home Depot, Inc. (The)	27,885	9,319,725
		14,275,255
Technology Hardware, Storage & Peripherals 3.6%
Apple, Inc.	34,909	5,946,050
Dell Technologies, Inc., Class C	100,982	12,586,397
Hewlett Packard Enterprise Co.	427,804	7,272,668

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Epoch U.S. Equity Yield Fund

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc.	93,168	$ 9,522,701
		35,327,816
Tobacco 1.2%
Philip Morris International, Inc.	121,625	11,547,077
Trading Companies & Distributors 1.0%
MSC Industrial Direct Co., Inc., Class A	111,161	10,142,330
Water Utilities 0.6%
Essential Utilities, Inc.	151,220	5,531,628
Total Common Stocks (Cost $659,841,152)		962,457,735
Short-Term Investment 0.9%
Affiliated Investment Company 0.9%
MainStay U.S. Government Liquidity Fund, 5.242% (a)	8,779,893	8,779,893
Total Short-Term Investment (Cost $8,779,893)		8,779,893
Total Investments (Cost $668,621,045)	100.0%	971,237,628
Other Assets, Less Liabilities	(0.0)‡	(436,275)
Net Assets	100.0%	$ 970,801,353

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Current yield as of April 30, 2024.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 90,073	$ (81,293)	$ —	$ —	$ 8,780	$ 242	$ —	8,780
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Abbreviation(s):
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 962,457,735	$ —	$ —	$ 962,457,735
Short-Term Investment
Affiliated Investment Company	8,779,893	—	—	8,779,893
Total Investments in Securities	$ 971,237,628	$ —	$ —	$ 971,237,628

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch U.S. Equity Yield Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $659,841,152)	$962,457,735
Investment in affiliated investment companies, at value (identified cost $8,779,893)	8,779,893
Cash	5,321
Receivables:
Dividends	1,899,283
Fund shares sold	166,380
Other assets	103,780
Total assets	973,412,392
Liabilities
Payables:
Fund shares redeemed	1,697,895
Manager (See Note 3)	539,849
Transfer agent (See Note 3)	177,311
NYLIFE Distributors (See Note 3)	125,469
Professional fees	42,612
Custodian	16,363
Shareholder communication	4,588
Securities lending	4,126
Trustees	274
Accrued expenses	2,552
Total liabilities	2,611,039
Net assets	$970,801,353
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 47,277
Additional paid-in-capital	644,719,242
644,766,519
Total distributable earnings (loss)	326,034,834
Net assets	$970,801,353
Class A
Net assets applicable to outstanding shares	$498,061,870
Shares of beneficial interest outstanding	24,354,931
Net asset value per share outstanding	$ 20.45
Maximum sales charge (5.50% of offering price)	1.19
Maximum offering price per share outstanding	$ 21.64
Investor Class
Net assets applicable to outstanding shares	$ 68,112,947
Shares of beneficial interest outstanding	3,348,440
Net asset value per share outstanding	$ 20.34
Maximum sales charge (5.00% of offering price)	1.07
Maximum offering price per share outstanding	$ 21.41
Class B
Net assets applicable to outstanding shares	$ 1,855,895
Shares of beneficial interest outstanding	94,387
Net asset value and offering price per share outstanding	$ 19.66
Class C
Net assets applicable to outstanding shares	$ 7,543,827
Shares of beneficial interest outstanding	383,619
Net asset value and offering price per share outstanding	$ 19.66
Class I
Net assets applicable to outstanding shares	$267,246,516
Shares of beneficial interest outstanding	12,912,264
Net asset value and offering price per share outstanding	$ 20.70
Class R6
Net assets applicable to outstanding shares	$127,823,160
Shares of beneficial interest outstanding	6,175,799
Net asset value and offering price per share outstanding	$ 20.70
SIMPLE Class
Net assets applicable to outstanding shares	$ 157,138
Shares of beneficial interest outstanding	7,713
Net asset value and offering price per share outstanding	$ 20.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $40,043)	$ 15,573,370
Dividends-affiliated	242,472
Securities lending, net	52,246
Total income	15,868,088
Expenses
Manager (See Note 3)	3,319,928
Distribution/Service—Class A (See Note 3)	605,086
Distribution/Service—Investor Class (See Note 3)	87,813
Distribution/Service—Class B (See Note 3)	11,821
Distribution/Service—Class C (See Note 3)	40,824
Distribution/Service—Class R2 (See Note 3)(a)	804
Distribution/Service—Class R3 (See Note 3)(a)	3,203
Distribution/Service—SIMPLE Class (See Note 3)	318
Transfer agent (See Note 3)	461,329
Registration	70,249
Professional fees	61,729
Custodian	27,326
Shareholder communication	21,942
Trustees	11,781
Shareholder service (See Note 3)	1,075
Miscellaneous	26,294
Total expenses before waiver/reimbursement	4,751,522
Expense waiver/reimbursement from Manager (See Note 3)	(144,133)
Net expenses	4,607,389
Net investment income (loss)	11,260,699
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	27,098,707
Net change in unrealized appreciation (depreciation) on unaffiliated investments	110,020,099
Net realized and unrealized gain (loss)	137,118,806
Net increase (decrease) in net assets resulting from operations	$148,379,505

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch U.S. Equity Yield Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,260,699	$ 24,131,308
Net realized gain (loss)	27,098,707	23,832,407
Net change in unrealized appreciation (depreciation)	110,020,099	(30,639,605)
Net increase (decrease) in net assets resulting from operations	148,379,505	17,324,110
Distributions to shareholders:
Class A	(20,354,426)	(17,376,305)
Investor Class	(3,004,328)	(2,460,343)
Class B	(107,701)	(116,821)
Class C	(336,603)	(282,010)
Class I	(12,053,154)	(13,109,171)
Class R1(a)	(25,663)	(28,460)
Class R2(a)	(49,823)	(45,789)
Class R3(a)	(99,851)	(84,878)
Class R6	(5,378,567)	(5,163,424)
SIMPLE Class	(4,538)	(2,799)
Total distributions to shareholders	(41,414,654)	(38,670,000)
Capital share transactions:
Net proceeds from sales of shares	24,938,252	53,734,944
Net asset value of shares issued to shareholders in reinvestment of distributions	40,853,622	38,183,715
Cost of shares redeemed	(101,617,996)	(234,806,995)
Increase (decrease) in net assets derived from capital share transactions	(35,826,122)	(142,888,336)
Net increase (decrease) in net assets	71,138,729	(164,234,226)
Net Assets
Beginning of period	899,662,624	1,063,896,850
End of period	$ 970,801,353	$ 899,662,624

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 18.28	$ 18.78	$ 19.70	$ 14.96	$ 17.07	$ 15.70
Net investment income (loss) (a)	0.22	0.42	0.39	0.32	0.36	0.36
Net realized and unrealized gain (loss)	2.80	(0.23)	(0.95)	4.78	(1.83)	1.84
Total from investment operations	3.02	0.19	(0.56)	5.10	(1.47)	2.20
Less distributions:
From net investment income	(0.23)	(0.40)	(0.36)	(0.36)	(0.34)	(0.37)
From net realized gain on investments	(0.62)	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.85)	(0.69)	(0.36)	(0.36)	(0.64)	(0.83)
Net asset value at end of period	$ 20.45	$ 18.28	$ 18.78	$ 19.70	$ 14.96	$ 17.07
Total investment return (b)	16.85%	0.87%	(2.85)%	34.30%	(8.77)%	14.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%††	2.22%	2.00%	1.76%	2.31%	2.21%
Net expenses (c)	1.06%††(d)	1.06%	1.05%	1.07%	1.08%(e)	1.08%
Expenses (before waiver/reimbursement) (c)	1.06%††	1.06%	1.05%	1.07%	1.09%	1.08%
Portfolio turnover rate	6%	19%	25%	16%	29%	18%
Net assets at end of period (in 000’s)	$ 498,062	$ 442,341	$ 483,936	$ 508,888	$ 379,695	$ 450,979

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 18.19	$ 18.69	$ 19.61	$ 14.89	$ 16.99	$ 15.63
Net investment income (loss) (a)	0.19	0.37	0.34	0.28	0.32	0.32
Net realized and unrealized gain (loss)	2.79	(0.23)	(0.95)	4.75	(1.82)	1.83
Total from investment operations	2.98	0.14	(0.61)	5.03	(1.50)	2.15
Less distributions:
From net investment income	(0.21)	(0.35)	(0.31)	(0.31)	(0.30)	(0.33)
From net realized gain on investments	(0.62)	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.83)	(0.64)	(0.31)	(0.31)	(0.60)	(0.79)
Net asset value at end of period	$ 20.34	$ 18.19	$ 18.69	$ 19.61	$ 14.89	$ 16.99
Total investment return (b)	16.68%	0.60%	(3.12)%	33.96%	(8.99)%	14.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%††	1.95%	1.75%	1.53%	2.07%	2.01%
Net expenses (c)	1.34%††	1.33%	1.30%	1.33%	1.33%(d)	1.30%
Expenses (before waiver/reimbursement) (c)	1.39%††	1.39%	1.30%	1.39%	1.38%	1.35%
Portfolio turnover rate	6%	19%	25%	16%	29%	18%
Net assets at end of period (in 000's)	$ 68,113	$ 67,157	$ 73,132	$ 86,155	$ 81,365	$ 100,602

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Six months ended April 30, 2024*	Year Ended October 31,
Class B		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 17.61	$ 18.11	$ 19.00	$ 14.43	$ 16.48	$ 15.18
Net investment income (loss) (a)	0.12	0.23	0.19	0.14	0.21	0.20
Net realized and unrealized gain (loss)	2.69	(0.24)	(0.92)	4.60	(1.78)	1.77
Total from investment operations	2.81	(0.01)	(0.73)	4.74	(1.57)	1.97
Less distributions:
From net investment income	(0.14)	(0.20)	(0.16)	(0.17)	(0.18)	(0.21)
From net realized gain on investments	(0.62)	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.76)	(0.49)	(0.16)	(0.17)	(0.48)	(0.67)
Net asset value at end of period	$ 19.66	$ 17.61	$ 18.11	$ 19.00	$ 14.43	$ 16.48
Total investment return (b)	16.24%	(0.16)%	(3.82)%	32.98%	(9.71)%	13.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%††	1.24%	1.01%	0.80%	1.36%	1.29%
Net expenses (c)	2.09%††	2.08%	2.06%	2.08%	2.08%(d)	2.05%
Expenses (before waiver/reimbursement) (c)	2.14%††	2.14%	2.06%	2.14%	2.13%	2.10%
Portfolio turnover rate	6%	19%	25%	16%	29%	18%
Net assets at end of period (in 000’s)	$ 1,856	$ 2,654	$ 4,827	$ 7,840	$ 8,894	$ 14,579

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 17.61	$ 18.11	$ 19.00	$ 14.43	$ 16.47	$ 15.17
Net investment income (loss) (a)	0.12	0.22	0.19	0.14	0.20	0.20
Net realized and unrealized gain (loss)	2.69	(0.23)	(0.92)	4.60	(1.76)	1.77
Total from investment operations	2.81	(0.01)	(0.73)	4.74	(1.56)	1.97
Less distributions:
From net investment income	(0.14)	(0.20)	(0.16)	(0.17)	(0.18)	(0.21)
From net realized gain on investments	(0.62)	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.76)	(0.49)	(0.16)	(0.17)	(0.48)	(0.67)
Net asset value at end of period	$ 19.66	$ 17.61	$ 18.11	$ 19.00	$ 14.43	$ 16.47
Total investment return (b)	16.24%	(0.16)%	(3.82)%	32.98%	(9.66)%	13.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%††	1.22%	1.00%	0.81%	1.35%	1.30%
Net expenses (c)	2.09%††	2.08%	2.06%	2.08%	2.08%(d)	2.05%
Expenses (before waiver/reimbursement) (c)	2.14%††	2.14%	2.06%	2.14%	2.13%	2.10%
Portfolio turnover rate	6%	19%	25%	16%	29%	18%
Net assets at end of period (in 000’s)	$ 7,544	$ 7,954	$ 10,961	$ 14,435	$ 17,920	$ 30,663

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 18.49	$ 18.99	$ 19.91	$ 15.11	$ 17.24	$ 15.85
Net investment income (loss) (a)	0.26	0.49	0.45	0.39	0.41	0.40
Net realized and unrealized gain (loss)	2.84	(0.24)	(0.95)	4.82	(1.85)	1.86
Total from investment operations	3.10	0.25	(0.50)	5.21	(1.44)	2.26
Less distributions:
From net investment income	(0.27)	(0.46)	(0.42)	(0.41)	(0.39)	(0.41)
From net realized gain on investments	(0.62)	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.89)	(0.75)	(0.42)	(0.41)	(0.69)	(0.87)
Net asset value at end of period	$ 20.70	$ 18.49	$ 18.99	$ 19.91	$ 15.11	$ 17.24
Total investment return (b)	17.06%	1.18%	(2.50)%	34.78%	(8.50)%	14.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%††	2.56%	2.32%	2.10%	2.63%	2.46%
Net expenses (c)	0.73%††	0.73%	0.73%	0.73%	0.76%(d)	0.83%
Expenses (before waiver/reimbursement) (c)	0.81%††	0.81%	0.80%	0.82%	0.84%	0.83%
Portfolio turnover rate	6%	19%	25%	16%	29%	18%
Net assets at end of period (in 000’s)	$ 267,247	$ 262,299	$ 351,106	$ 357,565	$ 269,100	$ 313,261

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class R6		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 18.49	$ 18.99	$ 19.92	$ 15.12	$ 17.25	$ 15.85
Net investment income (loss) (a)	0.26	0.49	0.46	0.39	0.42	0.42
Net realized and unrealized gain (loss)	2.84	(0.24)	(0.97)	4.83	(1.86)	1.86
Total from investment operations	3.10	0.25	(0.51)	5.22	(1.44)	2.28
Less distributions:
From net investment income	(0.27)	(0.46)	(0.42)	(0.42)	(0.39)	(0.42)
From net realized gain on investments	(0.62)	(0.29)	—	—	(0.30)	(0.46)
Total distributions	(0.89)	(0.75)	(0.42)	(0.42)	(0.69)	(0.88)
Net asset value at end of period	$ 20.70	$ 18.49	$ 18.99	$ 19.92	$ 15.12	$ 17.25
Total investment return (b)	17.06%	1.19%	(2.54)%	34.78%	(8.46)%	14.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%††	2.56%	2.32%	2.11%	2.68%	2.60%
Net expenses (c)	0.73%††	0.73%(d)	0.73%	0.73%	0.73%(e)	0.73%
Expenses (before waiver/reimbursement) (c)	0.74%††	0.73%	0.73%	0.73%	0.74%	0.73%
Portfolio turnover rate	6%	19%	25%	16%	29%	18%
Net assets at end of period (in 000’s)	$ 127,823	$ 112,773	$ 135,192	$ 143,436	$ 107,887	$ 165,999

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 18.22	$ 18.74	$ 19.65	$ 14.89	$ 15.57**
Net investment income (loss) (a)	0.19	0.36	0.28	0.22	0.03
Net realized and unrealized gain (loss)	2.80	(0.24)	(0.93)	4.76	(0.68)
Total from investment operations	2.99	0.12	(0.65)	4.98	(0.65)
Less distributions:
From net investment income	(0.22)	(0.35)	(0.26)	(0.22)	(0.03)
From net realized gain on investments	(0.62)	(0.29)	—	—	—
Total distributions	(0.84)	(0.64)	(0.26)	(0.22)	(0.03)
Net asset value at end of period	$ 20.37	$ 18.22	$ 18.74	$ 19.65	$ 14.89
Total investment return (b)	16.69%	0.55%	(3.34)%	33.61%	(4.16)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%††	1.88%	1.48%	1.20%	0.98%††
Net expenses (c)	1.32%††(d)	1.38%	1.55%	1.58%	1.57%††(e)
Expenses (before waiver/reimbursement) (c)	1.32%††	1.38%	1.55%	1.65%	1.63%††
Portfolio turnover rate	6%	19%	25%	16%	29%
Net assets at end of period (in 000’s)	$ 157	$ 93	$ 77	$ 43	$ 24

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 3, 2009
Investor Class	November 16, 2009
Class B	May 8, 2017
Class C	November 16, 2009
Class I	December 3, 2008
Class R6	May 8, 2017
SIMPLE Class	August 31, 2020
Effective at the close of business on February 23, 2024, Class R1, R2 and R3 shares were liquidated.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation

22	MainStay Epoch U.S. Equity Yield Fund

Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that
23

Notes to Financial Statements (Unaudited) (continued)
has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

24	MainStay Epoch U.S. Equity Yield Fund

(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(H) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.69% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I do not exceed 0.73%. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $3,319,928 and waived fees and/or reimbursed certain class specific expenses in the
25

Notes to Financial Statements (Unaudited) (continued)
amount of $144,133 and paid the Subadvisor in the amount of $1,597,890.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the period November 1, 2023 through February 23, 2024, shareholder service fees incurred by the Fund were as follows:

Class R1*	$112
Class R2*	322
Class R3*	641

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $18,072 and $2,631, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2024, of $320, $10 and $319, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$189,328	$ —
Investor Class	141,144	(17,428)
Class B	4,737	(573)
Class C	16,364	(1,984)
Class I	106,388	—
Class R1*	89	—
Class R2*	256	—
Class R3*	510	—
Class R6	2,457	—
SIMPLE Class	56	—

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.

26	MainStay Epoch U.S. Equity Yield Fund

(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$36,308	23.1%
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$664,361,254	$329,596,867	$(22,720,493)	$306,876,374
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$22,404,190
Long-Term Capital Gains	16,265,810
Total	$38,670,000
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $52,497 and $119,738, respectively.
27

Notes to Financial Statements (Unaudited) (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	462,048	$ 9,224,565
Shares issued to shareholders in reinvestment of distributions	1,036,849	19,946,643
Shares redeemed	(1,760,374)	(34,973,439)
Net increase (decrease) in shares outstanding before conversion	(261,477)	(5,802,231)
Shares converted into Class A (See Note 1)	424,786	8,565,241
Shares converted from Class A (See Note 1)	(7,173)	(145,211)
Net increase (decrease)	156,136	$ 2,617,799
Year ended October 31, 2023:
Shares sold	973,771	$ 18,604,666
Shares issued to shareholders in reinvestment of distributions	885,565	17,036,428
Shares redeemed	(3,625,920)	(69,451,735)
Net increase (decrease) in shares outstanding before conversion	(1,766,584)	(33,810,641)
Shares converted into Class A (See Note 1)	226,614	4,297,248
Shares converted from Class A (See Note 1)	(25,712)	(498,356)
Net increase (decrease)	(1,565,682)	$ (30,011,749)

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	31,043	$ 623,337
Shares issued to shareholders in reinvestment of distributions	156,698	2,992,234
Shares redeemed	(162,286)	(3,212,275)
Net increase (decrease) in shares outstanding before conversion	25,455	403,296
Shares converted into Investor Class (See Note 1)	15,169	304,146
Shares converted from Investor Class (See Note 1)	(384,296)	(7,712,750)
Net increase (decrease)	(343,672)	$ (7,005,308)
Year ended October 31, 2023:
Shares sold	63,894	$ 1,214,662
Shares issued to shareholders in reinvestment of distributions	127,791	2,449,156
Shares redeemed	(311,398)	(5,917,493)
Net increase (decrease) in shares outstanding before conversion	(119,713)	(2,253,675)
Shares converted into Investor Class (See Note 1)	41,278	793,765
Shares converted from Investor Class (See Note 1)	(141,499)	(2,664,862)
Net increase (decrease)	(219,934)	$ (4,124,772)

Class B	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	527	$ 10,362
Shares issued to shareholders in reinvestment of distributions	5,826	107,128
Shares redeemed	(10,148)	(195,230)
Net increase (decrease) in shares outstanding before conversion	(3,795)	(77,740)
Shares converted from Class B (See Note 1)	(52,545)	(1,015,677)
Net increase (decrease)	(56,340)	$ (1,093,417)
Year ended October 31, 2023:
Shares sold	834	$ 15,521
Shares issued to shareholders in reinvestment of distributions	6,217	116,032
Shares redeemed	(29,897)	(547,694)
Net increase (decrease) in shares outstanding before conversion	(22,846)	(416,141)
Shares converted from Class B (See Note 1)	(92,917)	(1,713,976)
Net increase (decrease)	(115,763)	$ (2,130,117)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	9,369	$ 174,504
Shares issued to shareholders in reinvestment of distributions	18,233	335,694
Shares redeemed	(84,560)	(1,634,261)
Net increase (decrease) in shares outstanding before conversion	(56,958)	(1,124,063)
Shares converted from Class C (See Note 1)	(11,054)	(214,633)
Net increase (decrease)	(68,012)	$ (1,338,696)
Year ended October 31, 2023:
Shares sold	36,529	$ 675,156
Shares issued to shareholders in reinvestment of distributions	15,082	281,221
Shares redeemed	(175,742)	(3,221,325)
Net increase (decrease) in shares outstanding before conversion	(124,131)	(2,264,948)
Shares converted from Class C (See Note 1)	(29,423)	(543,346)
Net increase (decrease)	(153,554)	$ (2,808,294)

28	MainStay Epoch U.S. Equity Yield Fund

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	331,942	$ 6,739,016
Shares issued to shareholders in reinvestment of distributions	612,003	11,919,093
Shares redeemed	(2,228,074)	(44,668,342)
Net increase (decrease) in shares outstanding before conversion	(1,284,129)	(26,010,233)
Shares converted into Class I (See Note 1)	10,739	221,735
Shares converted from Class I (See Note 1)	(137)	(2,851)
Net increase (decrease)	(1,273,527)	$ (25,791,349)
Year ended October 31, 2023:
Shares sold	1,292,727	$ 24,919,097
Shares issued to shareholders in reinvestment of distributions	667,328	12,979,243
Shares redeemed	(6,280,669)	(122,008,540)
Net increase (decrease) in shares outstanding before conversion	(4,320,614)	(84,110,200)
Shares converted into Class I (See Note 1)	24,789	485,968
Shares converted from Class I (See Note 1)	(7,236)	(133,794)
Net increase (decrease)	(4,303,061)	$ (83,758,026)

Class R1	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	160	$ 3,096
Shares issued to shareholders in reinvestment of distributions	1,334	25,662
Shares redeemed	(40,527)	(798,431)
Net increase (decrease)	(39,033)	$ (769,673)
Year ended October 31, 2023:
Shares sold	2,969	$ 56,557
Shares issued to shareholders in reinvestment of distributions	1,465	28,460
Shares redeemed	(4,954)	(96,705)
Net increase (decrease)	(520)	$ (11,688)

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	772	$ 14,882
Shares issued to shareholders in reinvestment of distributions	2,468	46,944
Shares redeemed	(68,898)	(1,376,344)
Net increase (decrease)	(65,658)	$ (1,314,518)
Year ended October 31, 2023:
Shares sold	6,639	$ 126,811
Shares issued to shareholders in reinvestment of distributions	2,289	44,058
Shares redeemed	(13,272)	(256,137)
Net increase (decrease)	(4,344)	$ (85,268)

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	2,781	$ 54,066
Shares issued to shareholders in reinvestment of distributions	5,101	97,119
Shares redeemed	(143,027)	(2,852,546)
Net increase (decrease)	(135,145)	$ (2,701,361)
Year ended October 31, 2023:
Shares sold	21,163	$ 400,482
Shares issued to shareholders in reinvestment of distributions	4,303	82,894
Shares redeemed	(28,792)	(550,277)
Net increase (decrease)	(3,326)	$ (66,901)

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	400,235	$ 8,030,335
Shares issued to shareholders in reinvestment of distributions	275,973	5,378,567
Shares redeemed	(599,394)	(11,890,105)
Net increase (decrease)	76,814	$ 1,518,797
Year ended October 31, 2023:
Shares sold	399,650	$ 7,703,241
Shares issued to shareholders in reinvestment of distributions	265,704	5,163,424
Shares redeemed	(1,683,921)	(32,754,489)
Net increase (decrease) in shares outstanding before conversion	(1,018,567)	(19,887,824)
Shares converted from Class R6 (See Note 1)	(1,162)	(22,647)
Net increase (decrease)	(1,019,729)	$ (19,910,471)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	3,238	$ 64,089
Shares issued to shareholders in reinvestment of distributions	236	4,538
Shares redeemed	(864)	(17,023)
Net increase (decrease)	2,610	$ 51,604
Year ended October 31, 2023:
Shares sold	986	$ 18,751
Shares issued to shareholders in reinvestment of distributions	146	2,799
Shares redeemed	(134)	(2,600)
Net increase (decrease)	998	$ 18,950

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism,
29

Notes to Financial Statements (Unaudited) (continued)
recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
30	MainStay Epoch U.S. Equity Yield Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Epoch personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Epoch, evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Epoch provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at Epoch.  The Board considered New York Life Investments’ and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Epoch and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Epoch regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other

32	MainStay Epoch U.S. Equity Yield Fund

items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of Epoch and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of Epoch’s relationship with the Fund, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Epoch, and profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

34	MainStay Epoch U.S. Equity Yield Fund

Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
35

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
36	MainStay Epoch U.S. Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022292 MS081-24	MSEUE10-06/24
(NYLIM) NL239

MainStay Floating Rate Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3.00% Initial Sales Charge	With sales charges	5/3/2004	2.47%	6.99%	3.52%	3.37%	0.97%
		Excluding sales charges		5.64	10.30	4.15	3.68	0.97
Investor Class Shares[3]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	2.93	7.37	3.44	3.33	1.10
		Excluding sales charges		5.57	10.12	4.07	3.64	1.10
Class C Shares	Maximum 1.00% CDSC	With sales charges	5/3/2004	4.17	8.18	3.27	2.87	1.85
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.17	9.18	3.27	2.87	1.85
Class I Shares	No Sales Charge		5/3/2004	5.77	10.58	4.41	3.94	0.73
Class R6 Shares	No Sales Charge		2/28/2019	5.69	10.51	4.53	4.68	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	5.51	10.03	N/A	5.07	1.20

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	4.97%	-1.47%	-0.16%	1.20%
Morningstar LSTA US Leveraged Loan Index[3]	6.05	11.97	5.26	4.60
Morningstar Bank Loan Category Average[4]	6.05	11.07	3.94	3.53

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Bloomberg U.S. Aggregate Bond Index, which represents a broad measure of market performance, as a replacement for the Morninstar LSTA US Leveraged Loan Index. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities,mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
3.	The Morningstar LSTA US Leveraged Loan Index, which is generally representative of the market sectors or types of investments in which the Fund invests, is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.
4.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,056.40	$4.91	$1,020.09	$4.82	0.96%
Investor Class Shares	$1,000.00	$1,055.70	$5.67	$1,019.34	$5.57	1.11%
Class C Shares	$1,000.00	$1,051.70	$9.44	$1,015.66	$9.27	1.85%
Class I Shares	$1,000.00	$1,057.70	$3.58	$1,021.38	$3.52	0.70%
Class R6 Shares	$1,000.00	$1,056.90	$3.27	$1,021.68	$3.22	0.64%
SIMPLE Class Shares	$1,000.00	$1,055.10	$6.18	$1,018.85	$6.07	1.21%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2024 (Unaudited)
Finance	7.3%
Electronics	5.9
Services: Business	5.8
Chemicals, Plastics & Rubber	5.2
Other Asset-Backed Securities	5.0
Insurance	4.4
Healthcare, Education & Childcare	4.0
Software	3.8
Hotels, Motels, Inns & Gaming	3.7
Containers, Packaging & Glass	3.0
Oil & Gas	2.6
Aerospace & Defense	2.6
Telecommunications	2.5
Buildings & Real Estate	2.5
Manufacturing	2.5
High Tech Industries	2.5
Diversified/Conglomerate Manufacturing	2.1
Diversified/Conglomerate Service	2.1
Healthcare	2.1
Media	1.7
Automobile	1.7
Personal & Nondurable Consumer Products	1.7
Entertainment	1.3
Healthcare & Pharmaceuticals	1.3
Broadcasting & Entertainment	1.2
Leisure, Amusement, Motion Pictures & Entertainment	1.1
Beverage, Food & Tobacco	1.1
Mining, Steel, Iron & Non-Precious Metals	1.1
Utilities	1.1
Personal, Food & Miscellaneous Services	1.0
Retail Store	0.9
Chemicals	0.9
Commercial Services	0.9
Banking	0.8
Personal & Nondurable Consumer Products (Manufacturing Only)	0.7
Capital Equipment	0.7
Diversified Financial Services	0.7
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	0.6
Retail	0.5
Hotel, Gaming & Leisure	0.5
Affiliated Investment Company	0.4
Printing & Publishing	0.4
Pharmaceuticals	0.4%
Water	0.3
Packaging	0.3
Energy (Electricity)	0.3
Packaging & Containers	0.3
Consumer Durables	0.2
Animal Food	0.2
Ecological	0.2
Environmental Control	0.2
Building Materials	0.2
Real Estate Investment Trusts	0.2
Auto Manufacturers	0.2
Services: Consumer	0.1
Personal Transportation	0.1
Electric	0.1
Lodging	0.1
Healthcare-Services	0.1
Machinery-Diversified	0.1
Real Estate	0.1
Internet	0.1
Engineering & Construction	0.1
Pipelines	0.1
Health Care Providers & Services	0.1
Iron & Steel	0.0‡
Distribution & Wholesale	0.0‡
Food	0.0‡
Airlines	0.0‡
Healthcare-Products	0.0‡
Technology Hardware, Storage & Peripherals	0.0‡
IT Services	0.0‡
Communications Equipment	0.0‡
Machinery	0.0‡
Specialty Retail	0.0‡
Health Care Equipment & Supplies	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Automobile Components	0.0‡
Household Durables	0.0‡
Financial Services	0.0‡
Capital Markets	0.0‡
Short-Term Investments	4.2
Other Assets, Less Liabilities	-0.2
100.0%
‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Floating Rate Fund

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Palmer Square CLO Ltd., 7.24%-13.155%, due 7/20/34–4/15/37
2.	Asurion LLC, 8.68%-10.68%, due 12/23/26–1/20/29
3.	Univision Communications, Inc., 6.625%-9.559%, due 6/1/27–6/24/29
4.	Allied Universal Holdco LLC, 7.875%-10.066%, due 5/12/28–2/15/31
5.	TransDigm, Inc., 7.125%-8.059%, due 8/24/28–12/1/31
6.	UKG, Inc., 8.814%, due 2/10/31
7.	Rocket Software, Inc., 9.00%-10.066%, due 11/28/28
8.	Chariot Buyer LLC, 8.666%-9.066%, due 11/3/28
9.	Agiliti Health, Inc., 8.302%, due 5/1/30
10.	Nouryon Finance BV, 9.419%-9.423%, due 4/3/28

9

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 95.5%
Asset-Backed Securities 5.0%
Other Asset-Backed Securities 5.0%
720 East CLO IV Ltd. (a)(b)
Series 2024-1A, Class B
7.295% (3 Month SOFR + 2.00%), due 4/15/37	$ 787,500	$ 787,760
Series 2024-1A, Class D
9.145% (3 Month SOFR + 3.85%), due 4/15/37	1,250,000	1,250,178
AGL CLO 20 Ltd. (a)(b)
Series 2022-20A, Class B
8.275% (3 Month SOFR + 2.95%), due 7/20/35	2,500,000	2,506,505
Series 2022-20A, Class E
13.685% (3 Month SOFR + 8.36%), due 7/20/35	2,500,000	2,510,630
AIMCO CLO 16 Ltd. (a)(b)
Series 2021-16A, Class B
7.229% (3 Month SOFR + 1.912%), due 1/17/35	2,500,000	2,507,955
Series 2021-16A, Class E
11.779% (3 Month SOFR + 6.462%), due 1/17/35	2,500,000	2,499,902
AIMCO CLO 20 Ltd. (a)(b)
Series 2023-20A, Class B1
7.565% (3 Month SOFR + 2.20%), due 10/16/36	1,500,000	1,505,393
Series 2023-20A, Class D
9.365% (3 Month SOFR + 4.00%), due 10/16/36	1,276,785	1,279,169
Ballyrock CLO 21 Ltd. (a)(b)
Series 2022-21A, Class A2A
8.125% (3 Month SOFR + 2.80%), due 10/20/35	2,700,000	2,711,748
Series 2022-21A, Class C
10.645% (3 Month SOFR + 5.32%), due 10/20/35	2,500,000	2,521,545
Carlyle U.S. CLO Ltd. (a)(b)
Series 2022-2A, Class A2
7.325% (3 Month SOFR + 2.00%), due 4/20/35	2,500,000	2,508,592
Series 2022-2A, Class D
12.725% (3 Month SOFR + 7.40%), due 4/20/35	2,500,000	2,501,035
Danby Park CLO Ltd. (a)(b)
Series 2022-1A, Class B
8.275% (3 Month SOFR + 2.95%), due 10/21/35	1,000,000	1,008,141
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Danby Park CLO Ltd. (a)(b) (continued)
Series 2022-1A, Class D
10.655% (3 Month SOFR + 5.33%), due 10/21/35	$ 1,000,000	$ 1,011,219
Elmwood CLO XII Ltd. (a)(b)
Series 2021-5A, Class B
7.286% (3 Month SOFR + 1.962%), due 1/20/35	2,500,000	2,511,292
Series 2021-5A, Class E
11.936% (3 Month SOFR + 6.612%), due 1/20/35	2,500,000	2,506,485
Empower CLO Ltd. (a)(b)
Series 2023-2A, Class B
8.079% (3 Month SOFR + 2.75%), due 7/15/36	1,250,000	1,260,198
Series 2023-2A, Class D
10.729% (3 Month SOFR + 5.40%), due 7/15/36	1,250,000	1,283,271
Galaxy 32 CLO Ltd. (a)(b)
Series 2023-32A, Class B
7.625% (3 Month SOFR + 2.30%), due 10/20/36	1,500,000	1,508,613
Series 2023-32A, Class D
9.625% (3 Month SOFR + 4.30%), due 10/20/36	1,500,000	1,506,569
Magnetite XXXI Ltd. (a)(b)
Series 2021-31A, Class B
7.24% (3 Month SOFR + 1.912%), due 7/15/34	2,500,000	2,509,892
Series 2021-31A, Class E
11.59% (3 Month SOFR + 6.262%), due 7/15/34	2,500,000	2,492,363
Neuberger Berman Loan Advisers CLO 43 Ltd. (a)(b)
Series 2021-43A, Class C
7.529% (3 Month SOFR + 2.212%), due 7/17/35	2,500,000	2,505,362
Series 2021-43A, Class E
11.579% (3 Month SOFR + 6.262%), due 7/17/35	2,500,000	2,500,230
Neuberger Berman Loan Advisers CLO 51 Ltd. (a)(b)
Series 2022-51A, Class B
8.376% (3 Month SOFR + 3.05%), due 10/23/35	1,250,000	1,253,265
Series 2022-51A, Class D
11.026% (3 Month SOFR + 5.70%), due 10/23/35	1,250,000	1,259,958

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Floating Rate Fund

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Octagon Investment Partners 51 Ltd. (a)(b)
Series 2021-1A, Class B
7.286% (3 Month SOFR + 1.962%), due 7/20/34	$ 2,500,000	$ 2,502,897
Series 2021-1A, Class E
12.336% (3 Month SOFR + 7.012%), due 7/20/34	2,500,000	2,500,607
OHA Credit Funding 16 Ltd. (a)(b)
Series 2023-16A, Class B
7.575% (3 Month SOFR + 2.25%), due 10/20/36	1,500,000	1,512,650
Series 2023-16A, Class D
9.325% (3 Month SOFR + 4.00%), due 10/20/36	1,500,000	1,505,132
Palmer Square CLO Ltd. (a)(b)
Series 2021-4A, Class B
7.24% (3 Month SOFR + 1.912%), due 10/15/34	2,500,000	2,509,892
Series 2024-1A, Class B
7.305% (3 Month SOFR + 2.00%), due 4/15/37	1,250,000	1,251,770
Series 2022-2A, Class B
7.525% (3 Month SOFR + 2.20%), due 7/20/34	2,500,000	2,503,225
Series 2021-4A, Class D
8.54% (3 Month SOFR + 3.212%), due 10/15/34	1,500,000	1,504,670
Series 2024-1A, Class D
8.705% (3 Month SOFR + 3.40%), due 4/15/37	1,250,000	1,250,445
Series 2021-4A, Class E
11.64% (3 Month SOFR + 6.312%), due 10/15/34	2,500,000	2,500,495
Series 2022-2A, Class E
13.155% (3 Month SOFR + 7.83%), due 7/20/34	2,500,000	2,508,227
Rockland Park CLO Ltd. (a)(b)
Series 2021-1A, Class B
7.236% (3 Month SOFR + 1.912%), due 4/20/34	2,500,000	2,503,925
Series 2021-1A, Class E
11.836% (3 Month SOFR + 6.512%), due 4/20/34	2,500,000	2,502,650
Sixth Street CLO XXI Ltd. (a)(b)
Series 2022-21A, Class B
8.329% (3 Month SOFR + 3.00%), due 10/15/35	2,500,000	2,519,540
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Sixth Street CLO XXI Ltd. (a)(b) (continued)
Series 2022-21A, Class D
10.429% (3 Month SOFR + 5.10%), due 10/15/35	$ 1,429,000	$ 1,442,041
Total Asset-Backed Securities (Cost $80,724,982)		81,225,436
Corporate Bonds 5.8%
Aerospace & Defense 0.1%
Spirit AeroSystems, Inc.
9.375%, due 11/30/29 (a)	250,000	270,380
TransDigm, Inc.
7.125%, due 12/1/31 (a)	1,000,000	1,019,075
		1,289,455
Airlines 0.0% ‡
United Airlines, Inc.
4.375%, due 4/15/26 (a)	800,000	769,507
Auto Manufacturers 0.2%
Ford Motor Co.
6.10%, due 8/19/32	1,900,000	1,863,753
Ford Motor Credit Co. LLC
7.35%, due 11/4/27	2,000,000	2,068,705
		3,932,458
Building Materials 0.2%
JELD-WEN, Inc. (a)
4.625%, due 12/15/25	294,000	286,620
4.875%, due 12/15/27	780,000	740,285
Miter Brands Acquisition Holdco, Inc.
6.75%, due 4/1/32 (a)	1,750,000	1,737,972
		2,764,877
Chemicals 0.6%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	730,000	439,800
INEOS Finance plc
7.50%, due 4/15/29 (a)	1,250,000	1,255,814
INEOS Quattro Finance 2 plc
9.625%, due 3/15/29 (a)	2,330,000	2,461,344
Olympus Water US Holding Corp.
9.75%, due 11/15/28 (a)	3,500,000	3,713,915
SCIL IV LLC
5.375%, due 11/1/26 (a)	660,000	633,450
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	$ 700,000	$ 626,849
		9,131,172
Commercial Services 0.6%
Allied Universal Holdco LLC
7.875%, due 2/15/31 (a)	1,190,000	1,192,628
Avis Budget Car Rental LLC
8.00%, due 2/15/31 (a)	2,500,000	2,393,566
Champions Financing, Inc.
8.75%, due 2/15/29 (a)	3,150,000	3,219,061
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	976,916
Sotheby's
5.875%, due 6/1/29 (a)	2,100,000	1,747,418
		9,529,589
Distribution & Wholesale 0.0% ‡
OPENLANE, Inc.
5.125%, due 6/1/25 (a)	400,000	394,000
Diversified Financial Services 0.7%
GGAM Finance Ltd. (a)
6.875%, due 4/15/29	840,000	839,210
7.75%, due 5/15/26	2,625,000	2,666,669
8.00%, due 2/15/27	1,250,000	1,281,086
Jane Street Group
7.125%, due 4/30/31 (a)	3,500,000	3,521,923
LD Holdings Group LLC
6.50%, due 11/1/25 (a)	3,500,000	3,321,685
		11,630,573
Electric 0.1%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,427,591
Engineering & Construction 0.1%
Brand Industrial Services, Inc.
10.375%, due 8/1/30 (a)	1,500,000	1,609,649
Entertainment 0.2%
Caesars Entertainment, Inc.
7.00%, due 2/15/30 (a)	1,420,000	1,429,973
Light & Wonder International, Inc.
7.00%, due 5/15/28 (a)	1,350,000	1,354,687
		2,784,660
	Principal Amount	Value

Environmental Control 0.2%
GFL Environmental, Inc. (a)
4.25%, due 6/1/25	$ 1,200,000	$ 1,182,583
4.75%, due 6/15/29	2,000,000	1,844,980
		3,027,563
Food 0.0% ‡
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	240,000	227,603
US Foods, Inc.
7.25%, due 1/15/32 (a)	500,000	510,559
		738,162
Healthcare-Products 0.0% ‡
Medline Borrower LP
5.25%, due 10/1/29 (a)	470,000	437,560
Healthcare-Services 0.1%
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	240,000	225,404
Fortrea Holdings, Inc.
7.50%, due 7/1/30 (a)	840,000	847,328
		1,072,732
Insurance 0.4%
Acrisure LLC
8.25%, due 2/1/29 (a)	1,110,000	1,100,882
GTCR AP Finance, Inc.
8.00%, due 5/15/27 (a)	900,000	900,341
Panther Escrow Issuer LLC
7.125%, due 6/1/31 (a)	4,000,000	4,020,745
		6,021,968
Internet 0.1%
Gen Digital, Inc.
6.75%, due 9/30/27 (a)	1,320,000	1,324,912
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	630,000	626,657
Lodging 0.1%
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (a)	1,000,000	991,728
Machinery-Diversified 0.1%
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	430,000	276,918

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Floating Rate Fund

	Principal Amount	Value
Corporate Bonds (continued)
Machinery-Diversified (continued)
GrafTech Global Enterprises, Inc.
9.875%, due 12/15/28 (a)	$ 2,100,000	$ 1,578,800
		1,855,718
Media 0.4%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	730,000	557,524
Univision Communications, Inc. (a)
6.625%, due 6/1/27	1,400,000	1,351,020
8.00%, due 8/15/28	4,456,000	4,450,747
		6,359,291
Oil & Gas 0.2%
Civitas Resources, Inc.
8.625%, due 11/1/30 (a)	2,270,000	2,415,578
Packaging & Containers 0.3%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	600,000	494,591
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	990,196
Clydesdale Acquisition Holdings, Inc.
8.75%, due 4/15/30 (a)	900,000	869,806
Mauser Packaging Solutions Holding Co.
7.875%, due 4/15/27 (a)	1,500,000	1,528,125
Trident TPI Holdings, Inc.
12.75%, due 12/31/28 (a)	1,180,000	1,276,956
		5,159,674
Pharmaceuticals 0.2%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	700,000	652,015
Endo Finance Holdings, Inc.
8.50%, due 4/15/31 (a)	1,737,000	1,764,909
Organon & Co.
5.125%, due 4/30/31 (a)	1,400,000	1,210,582
		3,627,506
Pipelines 0.1%
Global Partners LP
8.25%, due 1/15/32 (a)	1,000,000	1,024,418
NGL Energy Operating LLC
8.125%, due 2/15/29 (a)	1,000,000	1,015,920
		2,040,338
	Principal Amount	Value

Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	$ 1,670,000	$ 1,165,689
Real Estate Investment Trusts 0.2%
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	285,101
7.25%, due 7/15/28 (a)	2,100,000	2,132,556
		2,417,657
Retail 0.1%
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	578,752
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	2,000,000	1,835,929
		2,414,681
Software 0.3%
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	700,000	637,423
4.875%, due 7/1/29	700,000	637,488
Rocket Software, Inc.
9.00%, due 11/28/28 (a)	3,500,000	3,513,265
		4,788,176
Telecommunications 0.1%
Level 3 Financing, Inc.
10.50%, due 5/15/30 (a)	731,000	724,364
Telesat Canada
4.875%, due 6/1/27 (a)	900,000	405,274
		1,129,638
Total Corporate Bonds (Cost $95,715,328)		92,878,759
Loan Assignments 84.7%
Aerospace & Defense 2.5%
Amentum Government Services Holdings LLC (b)
First Lien Tranche Term Loan 3
9.315% (1 Month SOFR + 4.00%), due 2/15/29	4,011,875	4,016,890
First Lien Tranche Term Loan 1
9.43% (1 Month SOFR + 4.00%), due 1/29/27	1,988,607	1,991,093
Arcline FM Holdings LLC
First Lien Initial Term Loan
10.321% (3 Month SOFR + 4.75%), due 6/23/28 (b)	3,102,395	3,107,048
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Aerospace & Defense (continued)
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
7.166% (1 Month SOFR + 1.75%), due 9/7/27 (b)	$ 3,748,626	$ 3,749,795
Barnes Group, Inc.
2024 Refinancing Term Loan
7.816% (1 Month SOFR + 2.50%), due 8/30/30 (b)	1,074,027	1,075,369
Chromalloy Corp.
Term Loan
9.058% (3 Month SOFR + 3.75%), due 3/27/31 (b)	2,250,000	2,260,312
Cobham Ultra SeniorCo. SARL
USD Facility Term Loan B
9.012% (6 Month SOFR + 3.50%), due 8/3/29 (b)	3,344,380	3,276,449
Dynasty Acquisition Co., Inc. (b)
2024 Specified Refinancing Term Loan B1
8.816% (1 Month SOFR + 3.50%), due 8/24/28	5,185,619	5,209,385
2024 Specified Refinancing Term Loan B2
8.816% (1 Month SOFR + 3.50%), due 8/24/28	1,999,441	2,008,605
KBR, Inc.
Incremental Term Loan B
7.566% (1 Month SOFR + 2.25%), due 1/17/31 (b)	1,300,000	1,302,275
SkyMiles IP Ltd.
Initial Term Loan
9.075% (3 Month SOFR + 3.75%), due 10/20/27 (b)	2,281,292	2,350,206
TransDigm, Inc. (b)
Tranche Term Loan I
8.059% (3 Month SOFR + 2.75%), due 8/24/28	4,991,010	5,016,229
Tranche Term Loan K
8.059% (3 Month SOFR + 2.75%), due 3/22/30	3,350,205	3,363,991
United AirLines, Inc.
2024 Term Loan B
8.076% (3 Month SOFR + 2.75%), due 2/22/31 (b)	2,100,000	2,101,749
WestJet Airlines Ltd.
Term Loan
8.418% (1 Month SOFR + 3.00%), due 12/11/26 (b)	381,965	381,897
		41,211,293
	Principal Amount	Value

Animal Food 0.2%
Alltech, Inc.
Term Loan B
9.43% (1 Month SOFR + 4.00%), due 10/13/28 (b)	$ 3,050,460	$ 3,023,768
Automobile 1.7%
American Auto Auction Group LLC
First Lien Tranche Term Loan B
10.459% (3 Month SOFR + 5.00%), due 12/30/27 (b)	5,865,000	5,850,337
Autokiniton U.S. Holdings, Inc.
2024 Replacement Term Loan B
9.43% (1 Month SOFR + 4.00%), due 4/6/28 (b)	4,023,366	4,040,611
Belron Finance 2019 LLC
Dollar Second Incremental Term Loan
7.841% (3 Month SOFR + 2.25%), due 10/30/26 (b)	4,135,494	4,142,388
Belron Finance U.S. LLC
2029 Dollar Incremental Term Loan
7.677% (3 Month SOFR + 2.25%), due 4/18/29 (b)	496,250	496,516
Clarios Global LP
First Lien 2024 Refinancing Term Loan
8.316% (1 Month SOFR + 3.00%), due 5/6/30 (b)	6,412,500	6,425,325
First Brands Group LLC (b)
First Lien 2021 Term Loan
10.591% (3 Month SOFR + 5.00%), due 3/30/27	1,326,496	1,266,803
First Lien 2022 Incremental Term Loan II
10.591% (3 Month SOFR + 5.00%), due 3/30/27	1,197,194	1,144,317
Mavis Tire Express Services Topco Corp.
First Lien 2024 Initial Term Loan
9.066% (1 Month SOFR + 3.75%), due 5/4/28 (b)	598,500	599,697
Wand Newco 3, Inc.
First Lien 2024 Refinancing Term Loan
9.066% (1 Month SOFR + 3.75%), due 1/30/31 (b)	4,333,333	4,355,984
		28,321,978
Banking 0.8%
Edelman Financial Engines Center LLC (The)
First Lien 2021 Initial Term Loan
8.93% (1 Month SOFR + 3.50%), due 4/7/28 (b)	5,554,612	5,554,612

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Banking (continued)
Jane Street Group LLC
2024 Repricing Term Loan
7.93% (1 Month SOFR + 2.50%), due 1/26/28 (b)	$ 6,649,789	$ 6,651,172
		12,205,784
Beverage, Food & Tobacco 1.1%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
9.18% (1 Month SOFR + 3.75%), due 10/1/25 (b)	1,847,596	1,775,342
CHG PPC Parent LLC
First Lien 2021-1 U.S. Term Loan
8.43% (1 Month SOFR + 3.00%), due 12/8/28 (b)	4,229,067	4,229,067
Froneri International Ltd.
First Lien Facility Term Loan B2
7.666% (1 Month SOFR + 2.25%), due 1/29/27 (b)	2,901,938	2,903,473
H-Food Holdings LLC
Initial Term Loan
9.292% (3 Month SOFR + 3.688%), due 5/23/25 (b)	2,440,634	1,651,497
Naked Juice LLC
First Lien Initial Term Loan
8.659% (3 Month SOFR + 3.25%), due 1/24/29 (b)	882,708	850,709
Pegasus BidCo BV
2024-1 Dollar Term Loan
9.057% (3 Month SOFR + 3.75%), due 7/12/29 (b)	4,345,110	4,353,257
Sotheby's
2021 Second Refinancing Term Loan
10.09% (3 Month SOFR + 4.50%), due 1/15/27 (b)	2,228,152	2,169,663
United Natural Foods, Inc.
Initial Term Loan
8.68% (1 Month SOFR + 3.25%), due 10/22/25 (b)	284,351	281,152
		18,214,160
Broadcasting & Entertainment 1.2%
Altice France SA
USD Term Loan B14
10.829% (3 Month SOFR + 5.50%), due 8/15/28 (b)	6,064,865	4,510,744
	Principal Amount	Value

Broadcasting & Entertainment (continued)
CMG Media Corp.
First Lien 2021 Term Loan B
8.909% (3 Month SOFR + 3.50%), due 12/17/26 (b)	$ 5,160,117	$ 4,347,398
Gray Television, Inc. (b)
Term Loan E
7.942% (1 Month SOFR + 2.50%), due 1/2/26	11,573	11,394
Term Loan D
8.442% (1 Month SOFR + 3.00%), due 12/1/28	2,305,874	2,162,045
Nexstar Media, Inc.
Term Loan B4
7.93% (1 Month SOFR + 2.50%), due 9/18/26 (b)	2,916,698	2,917,480
Univision Communications, Inc. (b)
First Lien Initial Term Loan
8.68% (1 Month SOFR + 3.25%), due 1/31/29	4,414,789	4,400,441
First Lien 2022 Incremental Term Loan
9.559% (3 Month SOFR + 4.25%), due 6/24/29	921,094	921,094
		19,270,596
Buildings & Real Estate 2.5%
Allspring Buyer LLC
Initial Term Loan
8.824% (3 Month SOFR + 3.25%), due 11/1/28 (b)	3,646,378	3,633,463
Beacon Roofing Supply, Inc.
2024 Refinancing Term Loan
7.316% (1 Month SOFR + 2.00%), due 5/19/28 (b)	3,403,969	3,410,777
Core & Main LP
Tranche Term Loan B
7.918% (1 Month SOFR + 2.50%), due 7/27/28 (b)	5,314,633	5,334,563
Cornerstone Building Brands, Inc.
Tranche Term Loan B
8.671% (1 Month SOFR + 3.25%), due 4/12/28 (b)	6,393,100	6,249,256
Cushman & Wakefield U.S. Borrower LLC (b)
Replacement Term Loan
8.18% (1 Month SOFR + 2.75%), due 8/21/25	24,078	24,028
2023-1 Refinancing Term Loan
8.666% (1 Month SOFR + 3.25%), due 1/31/30	4,085,580	4,085,580
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Buildings & Real Estate (continued)
Cushman & Wakefield U.S. Borrower LLC (b) (continued)
2024-1 Term Loan
9.066% (1 Month SOFR + 3.75%), due 1/31/30	$ 207,813	$ 208,072
SRS Distribution, Inc. (b)
2022 Refinancing Term Loan
8.666% (1 Month SOFR + 3.25%), due 6/2/28	1,368,500	1,376,369
2021 Refinancing Term Loan
8.93% (1 Month SOFR + 3.50%), due 6/2/28	2,964,331	2,984,710
VC GB Holdings I Corp.
First Lien Initial Term Loan
8.571% (3 Month SOFR + 3.00%), due 7/21/28 (b)	3,164,502	3,160,052
WEC U.S. Holdings Ltd.
Initial Term Loan
8.066% (1 Month SOFR + 2.75%), due 1/27/31 (b)	3,963,823	3,965,806
Wilsonart LLC
Tranche Term Loan E
8.652% (3 Month SOFR + 3.25%), due 12/31/26 (b)	5,658,413	5,667,845
		40,100,521
Capital Equipment 0.7%
AZZ, Inc.
Initial Term Loan
8.566% (1 Month SOFR + 3.25%), due 5/13/29 (b)	2,923,846	2,934,811
CPM Holdings, Inc.
Initial Term Loan
9.827% (1 Month SOFR + 4.50%), due 9/28/28 (b)	2,992,500	2,998,377
Crosby U.S. Acquisition Corp.
Amendment No. 3 Replacement Term Loan
9.316% (1 Month SOFR + 4.00%), due 8/16/29 (b)	897,750	903,361
Discovery Energy Corp.
USD Term Loan
10.079%, due 1/30/31	2,600,000	2,604,875
MI Windows and Doors, LLC
2024 Incremental Term Loan
8.93% (1 Month SOFR + 3.50%), due 3/28/31 (b)	1,636,364	1,643,318
		11,084,742
	Principal Amount	Value

Chemicals 0.3%
ASP Unifrax Holdings, Inc.
First Lien USD Term Loan
9.202% (3 Month SOFR + 3.75%), due 12/12/25 (b)	$ 2,930,412	$ 2,836,396
LSF11 A5 Holdco LLC (b)
Term Loan
8.93% (1 Month SOFR + 3.50%), due 10/15/28	2,276,768	2,275,345
Fourth Amendment Incremental Term Loan
9.666% (1 Month SOFR + 4.25%), due 10/15/28	446,625	447,090
		5,558,831
Chemicals, Plastics & Rubber 5.2%
Aruba Investments Holdings LLC (b)
First Lien Initial Dollar Term Loan
9.416% (1 Month SOFR + 4.00%), due 11/24/27	1,278,538	1,238,584
First Lien 2022 Incremental Term Loan
10.066% (1 Month SOFR + 4.75%), due 11/24/27 (c)(d)	1,481,250	1,444,219
Bakelite UK Intermediate Ltd.
Initial Term Loan
9.459% (3 Month SOFR + 4.00%), due 5/29/29 (b)	5,101,576	5,124,956
Clydesdale Acquisition Holdings, Inc.
First Lien Term Loan B
9.091% (1 Month SOFR + 3.675%), due 4/13/29 (b)	4,897,701	4,916,503
Herens Holdco SARL
USD Facility Term Loan B
9.334% (3 Month SOFR + 3.925%), due 7/3/28 (b)	1,803,601	1,726,304
Ineos Quattro Holdings U.K. Ltd. (b)
2030 Tranche Dollar Term Loan B
9.166% (1 Month SOFR + 3.75%), due 3/14/30	1,488,750	1,484,098
2029 Tranche Dollar Term Loan B
9.666% (1 Month SOFR + 4.25%), due 4/2/29	3,479,900	3,464,675
Ineos U.S. Finance LLC (b)
2030 Dollar Term Loan
8.916% (1 Month SOFR + 3.50%), due 2/18/30	992,500	993,563
2027-II Dollar Term Loan
9.166% (1 Month SOFR + 3.75%), due 11/8/27	2,339,533	2,340,368

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Innophos Holdings, Inc.
Initial Term Loan
8.93% (1 Month SOFR + 3.50%), due 2/5/27 (b)	$ 5,309,081	$ 5,300,789
Jazz Pharmaceuticals plc
Additional Dollar Tranche Term Loan B1
8.43% (1 Month SOFR + 3.00%), due 5/5/28 (b)	7,134,569	7,174,209
Koppers, Inc.
Incremental Term Loan B1
8.32% (1 Month SOFR + 3.00%), due 4/10/30 (b)	4,466,306	4,471,889
Nouryon Finance BV (b)
Extended Dollar Term Loan
9.419% (3 Month SOFR + 4.00%), due 4/3/28	6,397,799	6,407,127
2023 Term Loan
9.423% (1 Month SOFR + 4.00%), due 4/3/28	1,240,625	1,242,563
Olympus Water U.S. Holding Corp.
Initial Dollar Term Loan
9.321% (3 Month SOFR + 3.75%), due 11/9/28 (b)	2,663,478	2,666,807
OQ Chemicals International Holding GmbH
Tranche Term Loan B2
8.906% (3 Month SOFR + 3.50%), due 10/14/24 (b)	3,390,410	3,106,463
PMHC II, Inc.
Initial Term Loan
9.706% (3 Month SOFR + 4.25%), due 4/23/29 (b)	5,910,000	5,817,319
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
9.442% (1 Month SOFR + 4.00%), due 3/16/27 (b)	6,208,626	6,213,059
Sparta U.S. Holdco LLC
First Lien Initial Term Loan
8.693% (1 Month SOFR + 3.25%), due 8/2/28 (b)	2,052,750	2,056,856
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
8.68% (1 Month SOFR + 3.25%), due 3/3/28 (b)	5,791,344	5,723,174
Tronox Finance LLC
First Lien 2022 Incremental Term Loan
8.552% (3 Month SOFR + 3.25%), due 4/4/29 (b)	2,527,733	2,529,313
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
W. R. Grace Holdings LLC
Initial Term Loan
9.321% (3 Month SOFR + 3.75%), due 9/22/28 (b)	$ 3,421,250	$ 3,421,250
Windsor Holdings III LLC
2024 Dollar Refinancing Term Loan B
9.319% (1 Month SOFR + 4.00%), due 8/1/30 (b)	4,977,525	5,014,856
		83,878,944
Commercial Services 0.3%
Prime Security Services Borrower LLC
First Lien 2024 Refinancing Term Loan B1
7.579% (3 Month SOFR + 2.25%), due 10/13/30 (b)	4,987,500	4,994,627
Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
9.43% (1 Month SOFR + 4.00%), due 10/6/28 (b)	4,787,189	4,037,194
Containers, Packaging & Glass 3.0%
Alliance Laundry Systems LLC
Initial Term Loan B 8.899% - 8.921%
(1 Month SOFR + 3.50%, 3 Month SOFR + 3.50%), due 10/8/27 (b)	4,564,536	4,577,659
Altium Packaging LLC
First Lien 2021 Term Loan
8.18% (1 Month SOFR + 2.75%), due 2/3/28 (b)	2,992,553	3,000,450
Anchor Glass Container Corp.
First Lien August 2023 Extended Term Loan 10.571% - 10.827%
(3 Month SOFR + 5.00%, 6 Month SOFR + 5.00%), due 12/7/25 (b)	2,623,947	2,129,771
Berlin Packaging LLC (b)
Tranche Initial Term Loan B4 8.564% - 8.69%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 3/11/28	3,880,017	3,856,306
Tranche Term Loan B5 9.178% - 9.321%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/11/28	1,053,000	1,053,263
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass (continued)
Charter Next Generation, Inc.
First Lien 2024 Initial Term Loan
8.816% (1 Month SOFR + 3.50%), due 12/1/27 (b)	$ 5,973,309	$ 5,994,012
Flint Group Packaging Inks North America Holdings LLC (b)(e)
First Lien USD Facility Term Loan B
5.688% (6.90% PIK) (3 Month SOFR + 0.10%), due 12/31/27	439,254	358,358
Second Lien USD Facility Term Loan B
5.688% (6.90% PIK) (3 Month SOFR + 0.10%), due 12/31/27	585,768	79,079
USD Facility Term Loan B
9.838% (0.75% PIK) (3 Month SOFR + 4.25%), due 12/31/26	849,319	806,145
Graham Packaging Co., Inc.
2021 Initial Term Loan
8.43% (1 Month SOFR + 3.00%), due 8/4/27 (b)	4,298,966	4,307,250
Mauser Packaging Solutions Holding Co.
Term Loan B
9.315% (1 Month SOFR + 4.00%), due 4/15/27 (b)	181,500	181,500
Pactiv Evergreen, Inc. (b)
Tranche U.S. Term Loan B2
8.68% (1 Month SOFR + 3.25%), due 2/5/26	1,729,178	1,736,450
Tranche U.S. Term Loan B3
8.68% (1 Month SOFR + 3.25%), due 9/24/28	975,000	979,764
Pretium PKG Holdings, Inc. (b)
First Lien Initial Third Amendment Tranche Term Loan A1
9.906% (1.403% PIK) (3 Month SOFR + 4.60%), due 10/2/28 (e)	3,400,306	2,994,395
First Lien Third Amendment Tranche Term Loan A
10.306% (2.50% PIK) (3 Month SOFR + 5.00%), due 10/2/28 (e)	2,090,698	2,116,831
Second Lien Initial Term Loan
12.334% (3 Month SOFR + 6.75%), due 10/1/29 (c)	1,750,000	1,041,250
	Principal Amount	Value

Containers, Packaging & Glass (continued)
ProAmpac PG Borrower LLC
2024-1 Refinancing Term Loan 9.321% - 9.329%
(1 Month SOFR + 4.00%, 3 Month SOFR + 4.00%), due 9/15/28 (b)	$ 3,158,750	$ 3,167,964
Reynolds Consumer Products LLC
Initial Term Loan
7.166% (1 Month SOFR + 1.75%), due 2/4/27 (b)	114,198	114,478
RLG Holdings LLC
First Lien Closing Date Initial Term Loan
9.68% (1 Month SOFR + 4.25%), due 7/7/28 (b)	4,887,500	4,840,663
Trident TPI Holdings, Inc. (b)
Initial Tranche Term Loan B6
9.302% (3 Month SOFR + 4.00%), due 9/15/28	965,690	966,897
Tranche Initial Term Loan B3
9.571% (3 Month SOFR + 4.00%), due 9/15/28	3,679,729	3,680,303
Tranche Incremental Term Loan B4
10.559% (3 Month SOFR + 5.25%), due 9/15/28	395,000	395,412
		48,378,200
Diversified/Conglomerate Manufacturing 2.1%
Allied Universal Holdco LLC (b)
Initial U.S. Dollar Term Loan
9.166% (1 Month SOFR + 3.75%), due 5/12/28	5,946,115	5,945,289
Amendment No. 3 Term Loan
10.066% (1 Month SOFR + 4.75%), due 5/12/28	2,985,000	2,988,731
Filtration Group Corp. (b)
2021 Incremental Term Loan
8.93% (1 Month SOFR + 3.50%), due 10/21/28	2,939,698	2,943,373
2023 Extended Dollar Term Loan
9.68% (1 Month SOFR + 4.25%), due 10/21/28	2,743,105	2,754,371
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
7.166% (1 Month SOFR + 1.75%), due 3/1/27 (b)	3,291,653	3,296,514
GYP Holdings III Corp.
First Lien 2024 Refinancing Term Loan
7.566% (1 Month SOFR + 2.25%), due 5/12/30 (b)	567,937	568,410

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Manufacturing (continued)
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
7.166% (1 Month SOFR + 1.75%), due 3/1/27 (b)	$ 157,660	$ 157,893
Iron Mountain Information Management LLC
Incremental Term Loan B
7.18% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	3,160,601	3,151,382
LTI Holdings, Inc. (b)
First Lien Initial Term Loan
8.93% (1 Month SOFR + 3.50%), due 9/6/25	1,275,715	1,261,164
First Lien First Amendment Additional Term Loan
10.18% (1 Month SOFR + 4.75%), due 7/24/26	1,710,257	1,689,412
Quikrete Holdings, Inc.
First Lien Tranche Term Loan B1
7.819% (1 Month SOFR + 2.50%), due 4/14/31 (b)	4,946,944	4,949,264
Red Ventures LLC
First Lien Term Loan B4
8.316% (1 Month SOFR + 3.00%), due 3/3/30 (b)	4,115,960	4,115,960
		33,821,763
Diversified/Conglomerate Service 2.1%
Applied Systems, Inc.
First Lien 2024 Initial Term Loan
8.809% (3 Month SOFR + 3.50%), due 2/24/31 (b)	5,437,819	5,473,502
Blackhawk Network Holdings, Inc.
First Lien Additional Term Loan B1
10.316% (1 Month SOFR + 5.00%), due 3/12/29 (b)	5,000,000	5,010,940
Brightview Landscapes LLC
2022 Initial Term Loan
8.33% (3 Month SOFR + 3.00%), due 4/20/29 (b)	880,595	881,695
Element Materials Technology Group U.S. Holdings, Inc. (b)
Initial USD Term Loan B
9.659% (3 Month SOFR + 4.25%), due 7/6/29	1,891,842	1,896,572
First Lien Delayed Draw Term Loan B
9.659% (3 Month SOFR + 4.25%), due 7/6/29	873,158	875,341
	Principal Amount	Value

Diversified/Conglomerate Service (continued)
Genesys Cloud Services Holdings I LLC (b)
2024 Incremental No. 2 Dollar Term Loan
8.816% (1 Month SOFR + 3.50%), due 12/1/27	$ 5,739,577	$ 5,761,100
2024 Incremental Dollar Term Loan
9.18% (1 Month SOFR + 3.75%), due 12/1/27	1,197,000	1,203,484
MKS Instruments, Inc.
2023-1 Dollar Term Loan B
7.823% (1 Month SOFR + 2.50%), due 8/17/29 (b)	6,589,477	6,592,225
TruGreen LP
First Lien Second Refinancing Term Loan
9.416% (1 Month SOFR + 4.00%), due 11/2/27 (b)	6,285,206	6,036,941
		33,731,800
Ecological 0.2%
GFL Environmental, Inc.
2023 Refinancing Term Loan A
7.826% (3 Month SOFR + 2.50%), due 5/31/27 (b)	3,004,568	3,014,898
Electronics 5.9%
Camelot U.S. Acquisition LLC
Amendment No. 6 Refinancing Term Loan
8.066% (1 Month SOFR + 2.75%), due 1/31/31 (b)	6,116,603	6,122,720
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
9.349% (3 Month SOFR + 3.75%), due 1/29/27	218,106	150,711
Dollar Term Loan B2
9.599% (3 Month SOFR + 4.00%), due 1/29/27	4,875,000	3,363,750
Commscope, Inc.
Initial Term Loan
8.68% (1 Month SOFR + 3.25%), due 4/6/26 (b)	6,091,260	5,345,080
CoreLogic, Inc.
First Lien Initial Term Loan
8.93% (1 Month SOFR + 3.50%), due 6/2/28 (b)	6,381,799	6,137,166
DCert Buyer, Inc.
First Lien Initial Term Loan
9.316% (1 Month SOFR + 4.00%), due 10/16/26 (b)	5,320,120	5,299,590
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Eci Macola LLC
First Lien 2024 Extended Term Loan
9.052% (3 Month SOFR + 3.75%), due 5/9/30 (b)	$ 3,386,250	$ 3,398,948
Epicor Software Corp. (b)
Term Loan C
8.68% (1 Month SOFR + 3.25%), due 7/30/27	6,075,896	6,097,988
Term Loan D
9.066% (1 Month SOFR + 3.75%), due 7/30/27	1,246,875	1,253,109
Flexera Software LLC
First Lien Term Loan B1
9.18% (1 Month SOFR + 3.75%), due 3/3/28 (b)	4,684,085	4,693,285
Gainwell Acquisition Corp.
First Lien Term Loan B
9.409% (3 Month SOFR + 4.00%), due 10/1/27 (b)	5,504,347	5,238,305
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
9.202% (3 Month SOFR + 3.75%), due 3/11/28 (b)	1,403,009	1,399,282
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
10.152% (3 Month SOFR + 4.75%), due 4/1/28 (b)	3,890,000	3,889,191
MH Sub I LLC
First Lien 2023 May Incremental Term Loan
9.566% (1 Month SOFR + 4.25%), due 5/3/28 (b)	6,717,510	6,688,121
Project Alpha Intermediate Holding, Inc.
Initial Term Loan
10.08% (3 Month SOFR + 4.75%), due 10/28/30 (b)	6,500,000	6,515,347
Proofpoint, Inc.
First Lien Initial Term Loan
8.68% (1 Month SOFR + 3.25%), due 8/31/28 (b)	5,444,453	5,462,148
Rocket Software, Inc.
Extended Dollar Term Loan
10.066% (1 Month SOFR + 4.75%), due 11/28/28 (b)	5,145,606	5,107,014
Sharp Services LLC
First Lien Tranche Term Loan C
9.052% (3 Month SOFR + 3.75%), due 12/31/28 (b)	5,096,202	5,108,943
	Principal Amount	Value

Electronics (continued)
Sophos Holdings SARL
First Lien Dollar Tranche Term Loan
8.933% (1 Month SOFR + 3.50%), due 3/5/27 (b)	$ 2,941,973	$ 2,946,754
SS&C Technologies Holdings, Inc. (b)
Term Loan B6
7.666% (1 Month SOFR + 2.25%), due 3/22/29	781,464	782,140
Term Loan B7
7.666% (1 Month SOFR + 2.25%), due 3/22/29	1,847,009	1,848,606
Vertiv Group Corp.
Term Loan B1
7.943% (1 Month SOFR + 2.50%), due 3/2/27 (b)	5,764,106	5,780,678
VS Buyer LLC
2024 Refinancing Initial Term Loan
8.569% (1 Month SOFR + 3.25%), due 4/12/31 (b)	3,571,885	3,580,814
		96,209,690
Energy (Electricity) 0.3%
Covanta Holding Corp. (b)
Initial Term Loan B
7.816% (1 Month SOFR + 2.50%), due 11/30/28	4,011,512	4,009,362
Initial Term Loan C
7.816% (1 Month SOFR + 2.50%), due 11/30/28	306,620	306,456
Vistra Zero Operating Co. LLC
Initial Term Loan
8.068% (1 Month SOFR + 2.75%), due 4/30/31 (b)	700,000	701,663
		5,017,481
Entertainment 1.1%
Alterra Mountain Co.
Add-on Term Loan B
TBD, due 5/31/30	1,800,000	1,811,250
Term Loan B4
8.577% (1 Month SOFR + 3.25%), due 8/17/28 (b)	4,718,631	4,736,326
Term Loan B5
8.827% (1 Month SOFR + 3.50%), due 5/31/30 (b)	496,250	499,352
Fertitta Entertainment LLC
Initial Term Loan B
9.069% (1 Month SOFR + 3.75%), due 1/27/29 (b)	4,926,048	4,935,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Entertainment (continued)
Formula One Management Ltd.
First Lien Facility Term Loan B
7.559% (3 Month SOFR + 2.25%), due 1/15/30 (b)	$ 984,615	$ 984,820
J&J Ventures Gaming LLC
Initial Term Loan
9.43% (1 Month SOFR + 4.00%), due 4/26/28 (b)	5,342,803	5,318,760
		18,286,408
Finance 7.3%
AAdvantage Loyality IP Ltd.
Initial Term Loan
10.336% (3 Month SOFR + 4.75%), due 4/20/28 (b)	4,960,000	5,154,457
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
9.452% (3 Month SOFR + 4.00%), due 2/16/28 (b)	5,647,135	5,645,724
ADMI Corp. (b)
Amendment No.4 Refinancing Term Loan
8.805% (1 Month SOFR + 3.375%), due 12/23/27	2,425,000	2,331,637
Amendment No. 5 Incremental Term Loan
9.18% (1 Month SOFR + 3.75%), due 12/23/27	3,656,250	3,523,711
Ahlstrom-Munksjo Holding 3 Oy
USD Facility Term Loan B
9.571% (3 Month SOFR + 4.00%), due 2/4/28 (b)	3,105,309	3,101,427
AlixPartners LLP
Initial Dollar Term Loan
7.93% (1 Month SOFR + 2.50%), due 2/4/28 (b)	3,340,745	3,348,054
Blackstone Mortgage Trust, Inc.
Term Loan B4
8.816% (1 Month SOFR + 3.50%), due 5/9/29 (b)	124,618	120,412
Blue Tree Holdings, Inc.
Term Loan
8.064% (3 Month SOFR + 2.50%), due 3/4/28 (b)	1,455,000	1,450,756
Boost Newco Borrower LLC
Initial USD Term Loan
8.309% (3 Month SOFR + 3.00%), due 1/31/31 (b)	5,000,000	5,013,280
	Principal Amount	Value

Finance (continued)
Boxer Parent Co., Inc.
2028 Extended Dollar Term Loan
9.566% (1 Month SOFR + 4.25%), due 12/29/28 (b)	$ 6,336,567	$ 6,371,361
Covia Holdings LLC
Initial Term Loan
9.568% (3 Month SOFR + 4.00%), due 7/31/26 (b)	837,917	834,146
CPC Acquisition Corp.
First Lien Initial Term Loan
9.321% (3 Month SOFR + 3.75%), due 12/29/27 (b)	3,770,462	3,176,614
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
9.059% (3 Month SOFR + 3.75%), due 4/9/27 (b)	5,269,041	5,259,820
Endurance International Group Holdings, Inc.
Initial Term Loan
8.939% (1 Month SOFR + 3.50%), due 2/10/28 (b)	5,588,878	5,396,760
LBM Acquisition LLC
First Lien Initial Term Loan
9.166% (1 Month SOFR + 3.75%), due 12/17/27 (b)	4,447,879	4,448,991
LSF11 Trinity Bidco, Inc.
Initial Term Loan
9.315% (1 Month SOFR + 4.00%), due 6/14/30 (b)	3,668,618	3,691,547
Minimax Viking GmbH
Facility Term Loan B1D
8.18% (1 Month SOFR + 2.75%), due 7/31/28 (b)	4,022,789	4,029,495
Onex TSG Intermediate Corp.
Initial Term Loan
10.341% (3 Month SOFR + 4.75%), due 2/28/28 (b)	2,897,653	2,887,995
Park River Holdings, Inc.
First Lien Initial Term Loan
8.814% (3 Month SOFR + 3.25%), due 12/28/27 (b)	4,506,665	4,446,578
Peraton Corp.
First Lien Term Loan B
9.166% (1 Month SOFR + 3.75%), due 2/1/28 (b)	4,942,823	4,941,059
Pluto Acquisition I, Inc. (b)
Tranche Term Loan B
9.316% (3 Month SOFR + 4.00%), due 9/20/28	3,728,575	3,281,146
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Pluto Acquisition I, Inc. (b) (continued)
Tranche Term Loan A
10.687% (6 Month SOFR + 5.50%), due 6/20/28	$ 1,860,294	$ 1,874,246
Potters Industries LLC
2024 Incremental Term Loan
9.047% (3 Month SOFR + 3.75%), due 12/14/27 (b)	1,524,000	1,530,668
RealPage, Inc.
First Lien Initial Term Loan
8.43% (1 Month SOFR + 3.00%), due 4/24/28 (b)	4,764,987	4,588,683
RealTruck Group, Inc.
Initial Term Loan
8.93% (1 Month SOFR + 3.50%), due 1/31/28 (b)	5,854,060	5,799,699
Russell Investments US Institutional Holdco, Inc.
Term Loan
10.33% (3 Month SOFR + 5.00%), due 5/30/27 (b)	5,618,486	5,056,637
Triton Water Holdings, Inc.
First Lien Initial Term Loan
8.814% (3 Month SOFR + 3.25%), due 3/31/28 (b)	3,782,179	3,763,268
WCG Purchaser Corp.
First Lien Initial Term Loan
9.43% (1 Month SOFR + 4.00%), due 1/8/27 (b)	6,384,628	6,400,590
WildBrain Ltd.
Initial Term Loan
9.68% (1 Month SOFR + 4.25%), due 3/24/28 (b)	5,441,257	5,223,607
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
8.18% (1 Month SOFR + 2.75%), due 3/24/28 (b)	6,252,580	5,889,580
		118,581,948
Healthcare 2.1%
AHP Health Partners, Inc.
Initial Term Loan
8.93% (1 Month SOFR + 3.50%), due 8/24/28 (b)	1,950,000	1,952,925
Chariot Buyer LLC (b)
First Lien Initial Term Loan
8.666% (1 Month SOFR + 3.25%), due 11/3/28	5,043,629	5,033,724
	Principal Amount	Value

Healthcare (continued)
Chariot Buyer LLC (b) (continued)
First Lien Amendment No. 2 Term Loan
9.066% (1 Month SOFR + 3.75%), due 11/3/28	$ 3,000,000	$ 3,003,000
CHG Healthcare Services, Inc.
First Lien Initial Term Loan
8.68% (1 Month SOFR + 3.25%), due 9/29/28 (b)	6,052,331	6,063,261
ICU Medical, Inc.
Tranche Term Loan B
7.952% (3 Month SOFR + 2.50%), due 1/8/29 (b)	4,282,303	4,276,950
LSCS Holdings, Inc.
First Lien Initial Term Loan
9.93% (1 Month SOFR + 4.50%), due 12/16/28 (b)	4,692,000	4,621,620
Medical Solutions Holdings, Inc.
First Lien Initial Term Loan
8.666% (1 Month SOFR + 3.25%), due 11/1/28 (b)	2,017,675	1,781,439
Medline Borrower LP
Refinancing Term Loan
8.068% (1 Month SOFR + 2.75%), due 10/23/28 (b)	4,788,879	4,800,603
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
9.678% (1 Month SOFR + 4.25%), due 10/1/28 (b)	1,890,608	1,825,854
		33,359,376
Healthcare & Pharmaceuticals 1.3%
Bausch & Lomb Corp.
Initial Term Loan
8.669% (1 Month SOFR + 3.25%), due 5/10/27 (b)	4,895,138	4,861,484
Bausch Health Cos., Inc.
Second Amendment Term Loan
10.668% (1 Month SOFR + 5.25%), due 2/1/27 (b)	2,596,192	2,173,384
Embecta Corp.
First Lien Initial Term Loan
8.316% (1 Month SOFR + 3.00%), due 3/30/29 (b)	6,295,435	5,505,131
Owens & Minor, Inc.
Term Loan B1
9.166% (1 Month SOFR + 3.75%), due 3/29/29 (b)	3,436,667	3,454,922

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Healthcare & Pharmaceuticals (continued)
Pediatric Associates Holding Co. LLC
Amendment No. 1 Incremental Term Loan
8.68% (1 Month SOFR + 3.25%), due 12/29/28 (b)	$ 3,308,402	$ 2,973,426
Physician Partners LLC
Initial Term Loan
9.564% (6 Month SOFR + 4.00%), due 12/23/28 (b)	2,557,726	1,772,139
Surgery Center Holdings, Inc.
Initial Term Loan
8.815% (1 Month SOFR + 3.50%), due 12/19/30 (b)	537,500	540,371
		21,280,857
Healthcare, Education & Childcare 4.0%
Agiliti Health, Inc.
Term Loan
8.302% (3 Month SOFR + 3.00%), due 5/1/30 (b)	7,839,883	7,834,982
Amneal Pharmaceuticals LLC
Initial Term Loan
10.816% (1 Month SOFR + 5.50%), due 5/4/28 (b)	6,845,216	6,832,381
athenahealth Group, Inc.
Initial Term Loan
8.566% (1 Month SOFR + 3.25%), due 2/15/29 (b)	4,798,396	4,773,406
Carestream Dental Technology Parent Ltd. (b)
First Lien Initial Term Loan
8.559% (3 Month LIBOR + 3.25%), due 9/1/24	1,382,762	1,135,593
First Lien Tranche Term Loan B
9.909% (3 Month SOFR + 4.50%), due 9/1/24	1,834,678	1,507,495
Carestream Health, Inc.
Term Loan
12.909% (3 Month SOFR + 7.50%), due 9/30/27 (b)	2,487,687	2,230,366
Ecovyst Catalyst Technologies LLC
Initial Term Loan
7.93% (3 Month SOFR + 2.50%), due 6/9/28 (b)	3,432,556	3,426,656
Elanco Animal Health, Inc.
Term Loan
7.177% (1 Month SOFR + 1.75%), due 8/1/27 (b)	2,596,327	2,589,586
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
FC Compassus LLC
Term Loan B1
9.683% (1 Month SOFR + 4.25%), due 12/31/26 (b)(c)	$ 5,239,619	$ 5,123,363
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
7.459% (3 Month SOFR + 2.00%), due 11/15/27 (b)	1,716,101	1,677,011
Insulet Corp.
2024 Incremental Term Loan
8.316% (1 Month SOFR + 3.00%), due 5/4/28 (b)	4,436,194	4,448,668
Journey Personal Care Corp.
Initial Term Loan
9.68% (1 Month SOFR + 4.25%), due 3/1/28 (b)	3,870,153	3,841,127
Mallinckrodt International Finance SA
Second Out Term Loan
14.819% (1 Month SOFR + 9.50%), due 11/14/28 (b)	916,206	997,902
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan 9.159% - 9.166%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/2/28	2,131,402	1,935,579
First Lien Initial Term Loan C
9.159% (3 Month SOFR + 3.75%), due 3/2/28	79,651	72,333
Organon & Co.
Dollar Term Loan
8.433% (1 Month SOFR + 3.00%), due 6/2/28 (b)	5,594,676	5,615,656
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
8.821% (3 Month SOFR + 3.25%), due 3/3/28 (b)	4,034,215	3,473,838
Raptor Acquisition Corp.
First Lien Term Loan B
9.59% (3 Month SOFR + 4.00%), due 11/1/26 (b)	4,175,625	4,187,108
Select Medical Corp.
Tranche Term Loan B1
8.316% (1 Month SOFR + 3.00%), due 3/6/27 (b)	2,254,515	2,257,333
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
8.591% (3 Month SOFR + 3.00%), due 6/27/25 (b)(c)	1,885,000	1,065,025
		65,025,408
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
High Tech Industries 2.5%
Altar BidCo, Inc.
First Lien Initial Term Loan
7.947% (1 Year SOFR + 3.10%), due 2/1/29 (b)	$ 4,041,676	$ 4,035,900
AP Gaming I LLC
Term Loan B
9.052% (3 Month SOFR + 3.75%), due 2/15/29 (b)	5,564,493	5,575,622
Central Parent LLC
First Lien 2023 Refinancing Term Loan
9.309% (3 Month SOFR + 4.00%), due 7/6/29 (b)	2,000,000	2,006,924
Hanesbands, Inc.
Tranche Initial Term Loan B
9.066% (1 Month SOFR + 3.75%), due 3/8/30 (b)	3,465,000	3,465,000
Modena Buyer LLC
Term Loan
TBD, due 4/18/31	3,500,000	3,430,000
NAB Holdings LLC
Initial Term Loan
8.209% (3 Month SOFR + 2.75%), due 11/23/28 (b)	1,419,443	1,417,964
Nielsen Consumer, Inc.
Fifth Amendment Dollar Incremental Term Loan
11.566% (1 Month SOFR + 6.25%), due 3/6/28 (b)	1,819,583	1,810,485
Open Text Corp.
2023 Replacement Term Loan
8.166% (1 Month SOFR + 2.75%), due 1/31/30 (b)	4,195,497	4,206,640
Polaris Purchaser, Inc.
Initial Term Loan
9.841% (3 Month SOFR + 4.50%), due 3/3/31 (b)	3,900,000	3,919,500
Scientific Games Holdings LP
First Lien Initial Dollar Term Loan
8.556% (3 Month SOFR + 3.25%), due 4/4/29 (b)	4,280,962	4,278,667
Star Parent, Inc.
Term Loan
9.309% (3 Month SOFR + 4.00%), due 9/27/30 (b)	4,500,000	4,496,252
	Principal Amount	Value

High Tech Industries (continued)
Trans Union LLC
2024 Replacement Term Loan B7
7.316% (1 Month SOFR + 2.00%), due 12/1/28 (b)	$ 1,691,353	$ 1,692,411
		40,335,365
Hotel, Gaming & Leisure 0.5%
Flutter Entertainment plc
Term Loan B
7.559% (3 Month SOFR + 2.25%), due 11/25/30 (b)	2,992,500	2,994,370
Hilton Domestic Operating Co., Inc.
Term Loan B4
7.417% (1 Month SOFR + 2.00%), due 11/8/30 (b)	1,720,157	1,723,024
Ontario Gaming GTA LP
First Lien Term Loan B
9.559% (3 Month SOFR + 4.25%), due 8/1/30 (b)	2,327,500	2,337,974
Tacala Investment Corp.
First Lien Initial Term Loan
9.316% (1 Month SOFR + 4.00%), due 1/31/31 (b)	600,000	603,375
		7,658,743
Hotels, Motels, Inns & Gaming 3.7%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
9.18% (1 Month SOFR + 3.75%), due 2/2/26 (b)	3,290,209	3,183,961
Caesars Entertainment, Inc. (b)
Incremental Term Loan B1
8.066% (1 Month SOFR + 2.75%), due 2/6/31	2,100,000	2,100,437
2023 Incremental Term Loan B
8.666% (1 Month SOFR + 3.25%), due 2/6/30	2,079,000	2,080,299
Entain plc (b)
USD Facility Term Loan B
7.909% (3 Month SOFR + 2.50%), due 3/29/27	4,688,928	4,687,254
USD Facility Term Loan B2
8.909% (3 Month SOFR + 3.50%), due 10/31/29	1,580,013	1,582,647
Everi Holdings, Inc.
Term Loan B
7.93% (1 Month SOFR + 2.50%), due 8/3/28 (b)	3,997,413	4,004,285

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming (continued)
Four Seasons Holdings, Inc.
First Lien 2024 Repricing Term Loan
7.316% (1 Month SOFR + 2.00%), due 11/30/29 (b)	$ 1,419,803	$ 1,419,093
Golden Entertainment, Inc.
First Lien 2023 Refinancing Facility Term Loan B1
8.168% (1 Month SOFR + 2.75%), due 5/28/30 (b)	868,438	868,438
Light & Wonder International, Inc.
Term Loan B1
8.071% (1 Month SOFR + 2.75%), due 4/14/29 (b)	5,902,594	5,905,545
Oceankey U.S. II Corp.
Initial Term Loan
8.916% (1 Month SOFR + 3.50%), due 12/15/28 (b)	3,533,413	3,505,439
PCI Gaming Authority
Facility Term Loan B
7.93% (1 Month SOFR + 2.50%), due 5/29/26 (b)	1,370,300	1,372,226
Penn Entertainment, Inc.
Facility Term Loan B
8.166% (1 Month SOFR + 2.75%), due 5/3/29 (b)	1,965,000	1,964,776
Station Casinos LLC
Facility Term Loan B
7.566% (1 Month SOFR + 2.25%), due 3/14/31 (b)	6,000,000	5,997,498
Travel + Leisure Co. (b)
Term Loan B
7.68% (1 Month SOFR + 2.25%), due 5/30/25	3,780,000	3,772,913
2023 Incremental Term Loan
8.665% (1 Month SOFR + 3.25%), due 12/14/29	1,496,250	1,498,587
UFC Holdings LLC
First Lien Term Loan B3
8.336% (3 Month SOFR + 2.75%), due 4/29/26 (b)	7,371,796	7,383,060
Whatabrands LLC
Initial Term Loan B
8.68% (1 Month SOFR + 3.25%), due 8/3/28 (b)	6,503,542	6,523,866
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Wyndham Hotels & Resorts, Inc.
2023 Term Loan B
7.666% (1 Month SOFR + 2.25%), due 5/24/30 (b)	$ 2,483,731	$ 2,489,630
		60,339,954
Insurance 4.0%
Acrisure LLC
First Lien 2021-2 Additional Term Loan
9.68% (1 Month LIBOR + 4.25%), due 2/15/27 (b)	4,838,625	4,843,164
Alliant Holdings Intermediate LLC
New Term Loan B6
8.819% (1 Month SOFR + 3.50%), due 11/6/30 (b)	3,204,126	3,215,414
AmWINS Group, Inc.
Term Loan
7.68% (1 Month SOFR + 2.25%), due 2/19/28 (b)	7,263,024	7,264,673
AssuredPartners, Inc.
2024 Term Loan
8.816% (1 Month SOFR + 3.50%), due 2/14/31 (b)	7,000,000	7,024,500
Asurion LLC (b)
New Term Loan B8
8.68% (1 Month SOFR + 3.25%), due 12/23/26	2,984,576	2,913,692
New Term Loan B11
9.666% (1 Month SOFR + 4.25%), due 8/19/28	3,261,050	3,177,485
Second Lien New Term Loan B3
10.68% (1 Month SOFR + 5.25%), due 1/31/28	4,200,000	3,812,999
Second Lien New Term Loan B4
10.68% (1 Month SOFR + 5.25%), due 1/20/29	4,500,000	4,038,750
Broadstreet Partners, Inc. (b)
2020 Initial Term Loan
8.43% (1 Month SOFR + 3.00%), due 1/27/27	4,186,214	4,190,141
Tranche Term Loan B2
8.68% (1 Month SOFR + 3.25%), due 1/27/27	1,137,500	1,138,922
2023 Term Loan B
9.066% (1 Month SOFR + 3.75%), due 1/27/29	497,503	498,836
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Insurance (continued)
Hub International Ltd.
2024 Incremental Term Loan 8.565% - 8.575%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 6/20/30 (b)	$ 3,591,000	$ 3,608,266
Ryan Specialty Group LLC
Initial Term Loan
8.066% (1 Month SOFR + 2.75%), due 9/1/27 (b)	3,896,646	3,900,301
Sedgwick Claims Management Services, Inc.
2023 Term Loan
9.066% (1 Month SOFR + 3.75%), due 2/24/28 (b)	6,154,244	6,175,402
Truist Insurance Holdings LLC
Term Loan B
8.586%, due 3/24/31	3,000,000	3,003,126
USI, Inc.
2023 Term Loan B
8.302% (3 Month SOFR + 3.00%), due 11/22/29 (b)	5,173,758	5,183,459
		63,989,130
Leisure, Amusement, Motion Pictures & Entertainment 1.1%
Bombardier Recreational Products, Inc.
2024 Incremental Term Loan
8.066% (1 Month SOFR + 2.75%), due 1/22/31 (b)	4,155,688	4,153,739
Creative Artists Agency LLC
Incremental Term Loan B2
8.566% (1 Month SOFR + 3.25%), due 11/27/28 (b)	5,770,411	5,788,443
Lions Gate Capital Holdings LLC
Term Loan B
7.666% (1 Month SOFR + 2.25%), due 3/24/25 (b)	1,312,410	1,308,895
Marriott Ownership Resorts, Inc.
2024 Incremental Term Loan
7.566% (1 Month SOFR + 2.25%), due 4/1/31 (b)	2,910,432	2,901,942
William Morris Endeavor Entertainment LLC
First Lien Term Loan B1
8.18% (1 Month SOFR + 2.75%), due 5/18/25 (b)	3,619,691	3,626,478
		17,779,497
	Principal Amount	Value

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.6%
Advanced Drainage Systems, Inc.
Initial Term Loan
7.663% (1 Month SOFR + 2.25%), due 7/31/26 (b)	$ 448,393	$ 450,299
Columbus McKinnon Corp.
2024 Initial Term Loan
7.809% (3 Month SOFR + 2.50%), due 5/14/28 (b)	5,187,178	5,193,662
Husky Injection Molding Systems Ltd.
Term Loan B
10.317%, due 2/1/29	3,874,108	3,893,478
		9,537,439
Manufacturing 2.5%
ASP Blade Holdings, Inc.
Initial Term Loan
9.564% (3 Month SOFR + 4.00%), due 10/13/28 (b)	4,387,044	3,794,793
Chart Industries, Inc.
Amendment No. 5 Term Loan
8.673% (1 Month SOFR + 3.25%), due 3/15/30 (b)	2,866,054	2,873,219
Clark Equipment Co.
Tranche Term Loan B
7.902% (3 Month SOFR + 2.50%), due 4/20/29 (b)	431,176	432,147
Coherent Corp.
Term Loan B1
7.829% (1 Month SOFR + 2.50%), due 7/2/29 (b)	5,509,701	5,520,032
CP Atlas Buyer, Inc.
Term Loan B
9.166% (1 Month SOFR + 3.75%), due 11/23/27 (b)	5,319,283	5,286,038
CPG International LLC
Closing Date Term Loan
7.916% (1 Month SOFR + 2.50%), due 4/28/29 (b)	3,693,750	3,695,597
FCG Acquisitions, Inc.
First Lien Initial Term Loan
9.321% (3 Month SOFR + 3.75%), due 3/31/28 (b)	3,367,231	3,370,390
LSF12 Badger Bidco LLC
Initial Term Loan
11.316% (1 Month SOFR + 6.00%), due 8/30/30 (b)	1,246,875	1,250,771

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Manufacturing (continued)
Madison IAQ LLC
Term Loan
8.68% (1 Month LIBOR + 3.25%), due 6/21/28 (b)	$ 2,735,520	$ 2,734,760
Pro Mach Group, Inc.
First Lien Amendment No. 3 Refinancing Term Loan
9.066% (1 Month SOFR + 3.75%), due 8/31/28 (b)	6,279,915	6,302,038
Standard Building Solutions, Inc.
Initial Term Loan
7.68% (1 Month SOFR + 2.25%), due 9/22/28 (b)	2,409,225	2,414,747
Summit Materials LLC
Term Loan B2
7.799% (3 Month SOFR + 2.50%), due 1/12/29 (b)	1,500,000	1,509,375
Zurn LLC
First Lien Term Loan B
7.43% (1 Month SOFR + 2.00%), due 10/4/28 (b)	1,877,830	1,888,627
		41,072,534
Media 1.3%
Apple Bidco LLC (b)
First Lien Initial Term Loan
8.18% (1 Month SOFR + 2.75%), due 9/22/28	5,380,828	5,384,611
First Lien Amendment No. 3 Term Loan
8.816% (1 Month SOFR + 3.50%), due 9/22/28	1,728,191	1,733,050
Cogeco Communications Finance LP
Incremental Term Loan
7.93% (1 Month SOFR + 2.50%), due 9/1/28 (b)	4,103,187	3,987,785
Diamond Sports Group LLC
Second Lien Term Loan
10.665% (1 Month SOFR + 5.25%), due 8/24/26 (b)(f)(g)	2,898,312	67,386
Mission Broadcasting, Inc.
Term Loan B4
7.942% (1 Month SOFR + 2.50%), due 6/2/28 (b)	1,361,500	1,359,798
Radiate Holdco LLC
Amendment No. 6 Term Loan B
8.68% (1 Month SOFR + 3.25%), due 9/25/26 (b)	2,528,129	2,020,397
	Principal Amount	Value

Media (continued)
Sinclair Television Group, Inc.
Term Loan B4
9.166% (1 Month SOFR + 3.75%), due 4/21/29 (b)	$ 2,928,957	$ 2,241,385
Virgin Media Bristol LLC
Facility Term Loan Y
8.656% (6 Month SOFR + 3.25%), due 3/31/31 (b)	3,666,667	3,595,952
		20,390,364
Mining, Steel, Iron & Non-Precious Metals 1.1%
American Rock Salt Co. LLC
First Lien Initial Term Loan
9.43% (1 Month SOFR + 4.00%), due 6/9/28 (b)	3,397,410	3,009,538
Arsenal AIC Parent LLC
2024 Term Loan B
9.066% (1 Month SOFR + 3.75%), due 8/18/30 (b)	2,558,587	2,574,579
Gates Global LLC
Initial Dollar Term Loan B3
7.916% (1 Month SOFR + 2.50%), due 3/31/27 (b)	3,493,344	3,500,917
MRC Global U.S., Inc.
2018 Refinancing Term Loan
8.43% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	2,270,955	2,267,169
U.S. Silica Co.
Term Loan
9.316% (1 Month SOFR + 4.00%), due 3/25/30 (b)	2,393,951	2,392,454
Zekelman Industries, Inc.
2024 Term Loan
7.568% (1 Month SOFR + 2.25%), due 1/24/31 (b)	3,986,477	3,989,467
		17,734,124
Oil & Gas 2.4%
Buckeye Partners LP
2024 Tranche Term Loan B3
7.316% (1 Month SOFR + 2.00%), due 11/1/26 (b)	203,919	204,397
ChampionX Corp.
Term Loan B2
8.168% (1 Month SOFR + 2.75%), due 6/7/29 (b)	4,432,725	4,445,190
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
DT Midstream, Inc.
Initial Term Loan
7.43% (1 Month SOFR + 2.00%), due 6/26/28 (b)	$ 1,277,850	$ 1,283,281
Fleet Midco I Ltd.
Facility Term Loan B
8.566% (1 Month SOFR + 3.25%), due 2/10/31 (b)	7,000,000	7,017,500
GIP III Stetson I LP
2023 Initial Term Loan
9.666% (1 Month SOFR + 4.25%), due 10/31/28 (b)	1,654,792	1,658,929
GIP Pilot Acquisition Partners LP
Initial Term Loan
8.308% (3 Month SOFR + 3.00%), due 10/4/30 (b)	1,360,227	1,364,904
Medallion Midland Acquisition LP
2023 Repricing Term Loan
8.83% (3 Month SOFR + 3.50%), due 10/18/28 (b)	3,741,859	3,753,084
Murphy Oil USA, Inc.
Tranche Term Loan B
7.192% (1 Month SOFR + 1.75%), due 1/31/28 (b)	776,000	777,940
NGL Energy Operating LLC
Initial Term Loan
9.816% (1 Month SOFR + 4.50%), due 2/3/31 (b)	800,000	802,800
Oryx Midstream Services Permian Basin LLC
2024 Refinancing Term Loan
8.436% (1 Month SOFR + 3.00%), due 10/5/28 (b)	3,872,053	3,883,348
Prairie Acquiror LP
Initial Term Loan B2
10.066% (1 Month SOFR + 4.75%), due 8/1/29 (b)	3,241,934	3,243,960
TransMontaigne Operating Co. LP
Tranche Term Loan B
8.93% (1 Month SOFR + 3.50%), due 11/17/28 (b)	4,887,500	4,889,538
Traverse Midstream Partners LLC
Advance Term Loan
8.83% (3 Month SOFR + 3.50%), due 2/16/28 (b)	2,865,848	2,868,536
	Principal Amount	Value

Oil & Gas (continued)
Veritas U.S., Inc.
2021 Dollar Term Loan B
10.43% (1 Month SOFR + 5.00%), due 9/1/25 (b)	$ 2,722,613	$ 2,493,233
		38,686,640
Packaging 0.3%
LABL, Inc.
Initial Dollar Term Loan
10.416% (1 Month SOFR + 5.00%), due 10/29/28 (b)	2,639,250	2,581,334
Plastipak Holdings, Inc.
2021 Tranche Term Loan B
7.916% (1 Month SOFR + 2.50%), due 12/1/28 (b)	1,795,294	1,793,892
		4,375,226
Personal & Nondurable Consumer Products 1.7%
ABG Intermediate Holdings 2 LLC
First Lien Tranche Term Loan B1
8.918% (1 Month SOFR + 3.50%), due 12/21/28 (b)	6,980,601	7,001,794
Foundation Building Materials, Inc. (b)
First Lien Initial Term Loan 8.68% - 8.841%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 1/31/28	5,098,077	5,104,450
2024 Incremental Term Loan 9.316% - 9.33%
(1 Month SOFR + 4.00%, 3 Month SOFR + 4.00%), due 1/29/31	2,250,000	2,265,937
Hunter Douglas Holding BV
Tranche Term Loan B1
8.824% (3 Month SOFR + 3.50%), due 2/26/29 (b)	3,423,863	3,396,962
Leslie's Poolmart, Inc.
Initial Term Loan
8.18% (1 Month SOFR + 2.75%), due 3/9/28 (b)	4,310,600	4,187,269
Michaels Cos., Inc. (The)
Term Loan B
9.821% (3 Month SOFR + 4.25%), due 4/15/28 (b)	1,703,796	1,585,241
Perrigo Co. plc
Initial Term Loan B
7.666% (1 Month SOFR + 2.25%), due 4/20/29 (b)	2,930,063	2,916,878

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Personal & Nondurable Consumer Products (continued)
Prestige Brands, Inc.
Term Loan B5
7.43% (1 Month SOFR + 2.00%), due 7/3/28 (b)	$ 420,000	$ 421,650
		26,880,181
Personal & Nondurable Consumer Products (Manufacturing Only) 0.7%
American Builders & Contractors Supplu Co., Inc.
Term Loan
7.316% (1 Month SOFR + 2.00%), due 1/31/31 (b)	2,633,125	2,639,297
Hercules Achievement LLC
First Lien Third Amendment Extended Term Loan
10.43% (1 Month SOFR + 5.00%), due 12/15/26 (b)	4,221,760	4,240,758
SRAM LLC
Initial Term Loan
8.18% (1 Month SOFR + 2.75%), due 5/18/28 (b)	4,225,454	4,221,491
		11,101,546
Personal Transportation 0.1%
Uber Technologies, Inc.
2023 Refinancing Term Loan
8.079% (3 Month SOFR + 2.75%), due 3/3/30 (b)	1,985,834	1,997,281
Personal, Food & Miscellaneous Services 1.0%
1011778 B.C. Unlimited Liability Co.
Term Loan B5
7.566% (1 Month SOFR + 2.25%), due 9/20/30 (b)	3,994,149	3,994,149
Aramark Intermediate HoldCo Corp.
U.S. Term Loan B7
7.316% (1 Month SOFR + 2.00%), due 4/6/28 (b)	4,051,889	4,049,863
Hayward Industries, Inc.
First Lien Refinancing Term Loan
8.18% (1 Month SOFR + 2.75%), due 5/30/28 (b)	1,586,462	1,584,809
IRB Holding Corp.
2024 Replacement Term Loan B
8.166% (1 Month SOFR + 2.75%), due 12/15/27 (b)	4,092,099	4,095,680
	Principal Amount	Value

Personal, Food & Miscellaneous Services (continued)
KFC Holding Co.
2021 Term Loan B
7.183% (1 Month SOFR + 1.75%), due 3/15/28 (b)	$ 2,150,573	$ 2,147,549
		15,872,050
Pharmaceuticals 0.2%
Padagis LLC
Term Loan B
10.313% (3 Month SOFR + 4.75%), due 7/6/28 (b)	4,011,765	3,650,706
Printing & Publishing 0.4%
Getty Images, Inc.
Initial Dollar Term Loan
9.909% (3 Month SOFR + 4.50%), due 2/19/26 (b)	2,538,801	2,538,009
Severin Acquisition LLC
First Lien Initial Term Loan
8.33% (3 Month SOFR + 3.00%), due 8/1/27 (b)	4,307,247	4,315,862
		6,853,871
Retail 0.4%
Great Outdoors Group LLC
Term Loan B2
9.18% (1 Month SOFR + 3.75%), due 3/6/28 (b)	6,016,195	6,010,179
Retail Store 0.9%
EG Group Ltd.
USD Additional Facility Term Loan
9.99% (1 Month SOFR + 4.25%), due 3/31/26 (b)	1,462,396	1,458,740
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
8.18% (1 Month SOFR + 2.75%), due 10/19/27 (b)	2,814,039	2,814,917
PetSmart LLC
Initial Term Loan
9.166% (1 Month SOFR + 3.75%), due 2/11/28 (b)	4,886,636	4,807,228
White Cap Supply Holdings LLC
Initial Closing Date Term Loan
9.066% (1 Month SOFR + 3.75%), due 10/19/27 (b)	5,782,925	5,800,395
		14,881,280
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Services: Business 5.8%
Ascensus Group Holdings, Inc.
First Lien Initial Term Loan
8.93% (1 Month SOFR + 3.50%), due 8/2/28 (b)	$ 6,876,139	$ 6,858,949
Avis Budget Car Rental LLC
New Tranche Term Loan C
8.416% (1 Month SOFR + 3.00%), due 3/16/29 (b)	3,582,688	3,566,268
Brown Group Holdings LLC (b)
Facility Incremental Term Loan B2 8.316% - 8.343%
(1 Month SOFR + 3.00%, 3 Month SOFR + 3.00%), due 7/2/29	1,197,571	1,198,320
Initial Term Loan
8.166% (1 Month SOFR + 2.75%), due 6/7/28	4,827,432	4,826,829
Charlotte Buyer, Inc.
First Lien Initial Term Loan B
10.571% (1 Month SOFR + 5.25%), due 2/11/28 (b)	2,511,616	2,524,174
ConnectWise LLC
Initial Term Loan
9.064% (3 Month SOFR + 3.50%), due 9/29/28 (b)	3,519,000	3,520,759
Corporation Service Co.
Initial USD Tranche Term Loan B
8.066% (1 Month SOFR + 2.75%), due 11/2/29 (b)	1,167,732	1,169,921
Dun & Bradstreet Corp.
2024 Incremental Term Loan B2
8.068% (1 Month SOFR + 2.75%), due 1/18/29 (b)	5,534,761	5,544,275
Electron Bidco, Inc.
First Lien Initial Term Loan
8.43% (1 Month SOFR + 3.00%), due 11/1/28 (b)	6,996,192	7,004,937
Fortrea Holdings, Inc.
Initial Term Loan B
9.066% (1 Month SOFR + 3.75%), due 7/1/30 (b)	1,240,625	1,245,055
GIP II Blue Holding LP
Initial Term Loan
9.066% (1 Month SOFR + 3.75%), due 9/29/28 (b)	4,012,942	4,032,288
Icon Public Ltd. Co. (b)
Repriced U.S. Term Loan
7.309% (3 Month SOFR + 2.00%), due 7/3/28	616,384	618,118
	Principal Amount	Value

Services: Business (continued)
Icon Public Ltd. Co. (b) (continued)
Repriced Lux Term Loan
7.309% (3 Month SOFR + 2.00%), due 7/3/28	$ 2,473,942	$ 2,480,899
Inizio Group Ltd.
First Lien Initial Dollar Term Loan
9.659% (3 Month SOFR + 4.25%), due 8/19/28 (b)	7,077,000	7,077,001
Mitchell International, Inc. (b)
First Lien Initial Term Loan
9.18% (1 Month SOFR + 3.75%), due 10/15/28	3,266,667	3,267,892
Second Lien Initial Term Loan
11.93% (1 Month SOFR + 6.50%), due 10/15/29	1,800,000	1,803,150
MPH Acquisition Holdings LLC
Initial Term Loan
9.855% (3 Month SOFR + 4.25%), due 9/1/28 (b)	4,875,000	4,504,154
Nielsen Consumer, Inc.
2021 Refinancing Dollar Term Loan
9.066% (1 Month SOFR + 3.75%), due 3/6/28 (b)	4,326,267	4,169,440
Orbit Private Holdings I Ltd.
First Lien Initial Dollar Term Loan
9.934% (6 Month SOFR + 4.50%), due 12/11/28 (b)	3,589,066	3,609,255
Parexel International, Inc.
First Lien Initial Term Loan
8.68% (1 Month SOFR + 3.25%), due 11/15/28 (b)	5,860,239	5,870,231
PECF USS Intermediate Holding III Corp.
Initial Term Loan 9.68% - 9.841%
(3 Month SOFR + 4.25%), due 12/15/28 (b)	2,890,518	1,988,677
Polaris Newco LLC
First Lien Dollar Term Loan
9.591% (3 Month SOFR + 4.00%), due 6/2/28 (b)	4,384,945	4,349,567
Project Boost Purchaser LLC
First Lien 2021 Tranche Term Loan 2 8.93% - 9.071%
(1 Month SOFR + 3.50%, 3 Month SOFR + 3.50%), due 5/30/26 (b)	4,239,436	4,246,503
Prometric Holdings, Inc.
First Lien Initial Term Loan
10.68% (1 Month SOFR + 5.25%), due 1/31/28 (b)	1,613,603	1,614,276

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Services: Business (continued)
Ryan LLC
Closing Date Initial Term Loan
9.816% (1 Month SOFR + 4.50%), due 11/14/30 (b)	$ 1,900,000	$ 1,908,312
Vestis Corp.
Term Loan B1
7.576% (3 Month SOFR + 2.25%), due 2/22/31 (b)	2,600,000	2,601,084
Vizient, Inc.
Term Loan B7
7.666% (1 Month SOFR + 2.25%), due 5/16/29 (b)	2,210,625	2,217,073
		93,817,407
Services: Consumer 0.1%
Planet U.S. Buyer LLC
Term Loan
8.814% (3 Month SOFR + 3.50%), due 2/7/31 (b)	1,500,000	1,505,532
West Technology Group LLC
Term Loan B3
9.58% (3 Month SOFR + 4.00%), due 4/10/27 (b)	912,176	889,372
		2,394,904
Software 3.5%
AppLovin Corp. (b)
Amendment No. 10-I Replacement Term Loan
7.816% (1 Month SOFR + 2.50%), due 10/25/28	4,720,925	4,726,826
2024 Initial Term Loan
7.816% (1 Month SOFR + 2.50%), due 8/16/30	800,000	799,500
Cloud Software Group, Inc. (b)
First Lien Dollar Term Loan B
9.909% (3 Month SOFR + 4.50%), due 3/30/29	4,863,338	4,858,777
First Lien Third Amendment Term Loan
9.929% (3 Month SOFR + 4.50%), due 3/21/31	1,000,000	998,125
Cloudera, Inc.
First Lien Initial Term Loan
9.166% (1 Month SOFR + 3.75%), due 10/8/28 (b)	2,487,277	2,470,956
	Principal Amount	Value

Software (continued)
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
9.18% (1 Month SOFR + 3.75%), due 10/16/28 (b)	$ 2,565,094	$ 2,452,872
Cotiviti Holdings, Inc.
Term Loan
8.563%, due 2/24/31	3,300,000	3,305,501
Delta Topco, Inc.
Term Loan
8.846%, due 12/24/29	1,285,714	1,285,178
Ellucian Holdings, Inc.
First Lien Term Loan B1
8.916% (1 Month SOFR + 3.50%), due 10/9/29 (b)	2,816,311	2,823,791
Gen Digital, Inc.
Tranche Initial Term Loan B
7.416% (1 Month SOFR + 2.00%), due 9/12/29 (b)	3,369,609	3,372,241
Informatica LLC
Initial Term Loan
8.18% (1 Month SOFR + 2.75%), due 10/27/28 (b)	3,708,905	3,712,614
Isolved, Inc.
Term Loan B1
8.819% (1 Month SOFR + 3.50%), due 10/14/30 (b)	586,765	587,498
Magenta Buyer LLC
First Lien Initial Term Loan
10.591% (3 Month SOFR + 5.00%), due 7/27/28 (b)	3,182,955	1,587,499
McAfee Corp.
Tranche Term Loan B1
9.177% (1 Month SOFR + 3.75%), due 3/1/29 (b)	2,915,390	2,914,349
Mitnick Corp. Purchaser, Inc.
Initial Term Loan
9.93% (3 Month SOFR + 4.50%), due 5/2/29 (b)	1,951,298	1,865,115
Precisely Software, Inc.
First Lien Third Incremental Term Loan
9.841% (3 Month SOFR + 4.25%), due 4/24/28 (b)	2,731,683	2,716,317
Quartz AcquireCo LLC
Term Loan
8.809% (3 Month SOFR + 3.50%), due 6/28/30 (b)	1,243,750	1,248,414
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Software (continued)
Quest Software U.S. Holdings, Inc.
First Lien Initial Term Loan
9.73% (3 Month SOFR + 4.25%), due 2/1/29 (b)	$ 4,472,782	$ 3,130,947
Sovos Compliance LLC
First Lien Initial Term Loan
9.93% (1 Month SOFR + 4.50%), due 8/11/28 (b)	2,917,242	2,879,408
UKG, Inc.
First Lien 2024 Refinancing Term Loan
8.814% (3 Month SOFR + 3.50%), due 2/10/31 (b)	8,840,078	8,877,904
		56,613,832
Telecommunications 2.4%
Avaya, Inc.
Initial Term Loan
6.818% (7.00% PIK) (1 Month SOFR + 1.50%), due 8/1/28 (b)(e)	423,423	367,672
Azalea TopCo, Inc.
Term Loan B
8.829%, due 4/24/31	3,571,429	3,556,547
Cablevision Lightpath LLC
Initial Term Loan
8.685% (1 Month SOFR + 3.25%), due 11/30/27 (b)	3,991,202	3,903,064
Ciena Corp.
2020 Refinancing Term Loan
7.315% (1 Month SOFR + 2.00%), due 10/24/30 (b)	990,025	991,675
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
8.828% (3 Month SOFR + 3.50%), due 12/11/26 (b)	2,210,226	2,204,700
CSC Holdings LLC
September 2019 Initial Term Loan
7.935% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	6,395,222	5,375,184
Cyxtera DC Holdings, Inc.
First Lien Initial Term Loan
TBD (3 Month SOFR + 2.00%), due 5/1/24 (b)(c)(f)	491,469	17,969
Frontier Communications Holdings LLC
Term Loan B
9.18% (1 Month SOFR + 3.75%), due 10/8/27 (b)	4,191,941	4,175,471
	Principal Amount	Value

Telecommunications (continued)
Gogo Intermediate Holdings LLC
Initial Term Loan
9.18% (1 Month SOFR + 3.75%), due 4/30/28 (b)	$ 5,401,287	$ 5,378,137
Iridium Satellite LLC
Term Loan B3
7.816% (1 Month SOFR + 2.50%), due 9/20/30 (b)	498,750	498,483
Lumen Technologies, Inc. (b)
Term Loan B1
7.78% (1 Month SOFR + 2.35%), due 4/15/30	1,470,374	1,049,847
Term Loan B2
7.78% (1 Month SOFR + 2.35%), due 4/15/30	1,474,059	1,020,786
Redstone HoldCo 2 LP
First Lien Initial Term Loan
10.18% (1 Month SOFR + 4.75%), due 4/27/28 (b)	1,525,765	1,188,190
SBA Senior Finance II LLC
2024 Initial Term Loan
7.32% (1 Month SOFR + 2.00%), due 1/25/31 (b)	3,168,470	3,178,175
Telesat Canada
Term Loan B5
8.355% (3 Month SOFR + 2.75%), due 12/7/26 (b)	2,034,078	1,008,563
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
8.43% (1 Month SOFR + 3.00%), due 3/9/27 (b)	5,075,110	4,393,142
		38,307,605
Utilities 1.1%
Astoria Energy LLC
2020 Advance Term Loan B
8.93% (1 Month SOFR + 3.50%), due 12/10/27 (b)	850,706	852,073
Compass Power Generation LLC
Tranche Term Loan B2
9.68% (1 Month SOFR + 4.25%), due 4/14/29 (b)	1,657,166	1,665,866
Constellation Renewables LLC
Term Loan
8.105% (3 Month SOFR + 2.50%), due 12/15/27 (b)	2,348,856	2,346,652

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Utilities (continued)
Edgewater Generation LLC
Term Loan
9.18% (1 Month SOFR + 3.75%), due 12/13/25 (b)	$ 4,495,843	$ 4,484,604
Granite Generation LLC
Term Loan
9.18% (1 Month SOFR + 3.75%), due 11/9/26 (b)	5,898,555	5,899,375
Hamilton Projects Acquiror LLC
Term Loan
9.93% (1 Month SOFR + 4.50%), due 6/17/27 (b)	1,813,316	1,821,532
		17,070,102
Water 0.3%
Osmosis Buyer Ltd. (b)
2023 Incremental Delayed Draw Term Loan 9.566% - 9.574%
(1 Month SOFR + 4.25%), due 7/31/28	1,250,000	1,255,176
2022 Refinanciang Term Loan B
9.324% (1 Month SOFR + 4.00%), due 7/31/28	3,985,692	3,996,900
		5,252,076
Total Loan Assignments (Cost $1,396,646,655)		1,371,212,303
Total Long-Term Bonds (Cost $1,573,086,965)		1,545,316,498

	Shares

Affiliated Investment Company 0.4%
Fixed Income Fund 0.4%
MainStay MacKay High Yield Corporate Bond Fund Class I	1,299,065	6,650,694
Total Affiliated Investment Company (Cost $7,308,299)		6,650,694
Common Stocks 0.1%
Automobile Components 0.0% ‡
Millennium Corporate Trust (c)(d)(h)	4,973	—
Millennium Industries Corp. (c)(d)(h)	5,298	—
		—
	Shares	Value

Communications Equipment 0.0% ‡
Avaya, Inc. (c)(d)(h)	40,688	$ 193,268
Financial Services 0.0% ‡
New Topco Shares, Class A (c)(d)(h)	482,014	—
Health Care Equipment & Supplies 0.0% ‡
Carestream Equity (c)(d)(h)	5,387	54
Health Care Providers & Services 0.1%
Mallinckrodt International Corp. (c)(d)(h)	11,784	612,768
Household Durables 0.0% ‡
SSB Equipment Co., Inc. (c)(d)(h)	1,277	—
Independent Power and Renewable Electricity Producers 0.0% ‡
Sempra Texas Holdings Corp. (c)(d)(h)	175,418	—
IT Services 0.0% ‡
Envision Financial Technologies, Inc. (c)(d)(h)	62,402	374,412
Machinery 0.0% ‡
Ameriforge Group, Inc. (c)(d)(h)	60,753	35,844
Specialty Retail 0.0% ‡
Serta Simmons Bedding, Inc. (c)(d)(h)	1,277	7,024
Technology Hardware, Storage & Peripherals 0.0% ‡
Diebold Nixdorf, Inc. (h)	11,878	376,057
Total Common Stocks (Cost $4,061,050)		1,599,427

	Number of Warrants

Warrants 0.0% ‡
Capital Markets 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (c)(d)(h)(i)	26	0
Total Warrants (Cost $0)		0

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value

Short-Term Investments 4.2%
U.S. Treasury Debt 4.2%
U.S. Treasury Bills (j)
5.29%, due 5/28/24	$ 5,569,000	$ 5,546,988
5.292%, due 5/9/24	2,216,000	2,213,399
5.296%, due 5/14/24	3,167,000	3,160,973
5.30%, due 5/7/24	43,735,000	43,696,506
6.323%, due 5/21/24	13,276,000	13,237,131
Total Short-Term Investments (Cost $67,854,931)		67,854,997
Total Investments (Cost $1,652,311,245)	100.2%	1,621,421,616
Other Assets, Less Liabilities	(0.2)	(2,787,150)
Net Assets	100.0%	$ 1,618,634,466

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2024.
(c)	Illiquid security—As of April 30, 2024, the total market value deemed illiquid under procedures approved by the Board of Trustees was $9,915,196, which represented 0.6% of the Fund’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(f)	Issue in default.
(g)	Issue in non-accrual status.
(h)	Non-income producing security.
(i)	Less than $1.
(j)	Interest rate shown represents yield to maturity.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 6,377	$ —	$ —	$ —	$ 274	$ 6,651	$ 218	$ —	1,299
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Floating Rate Fund

Abbreviation(s):
CLO—Collateralized Loan Obligation
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
TBD—To Be Determined
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 81,225,436	$ —	$ 81,225,436
Corporate Bonds	—	92,878,759	—	92,878,759
Loan Assignments	—	1,369,768,084	1,444,219	1,371,212,303
Total Long-Term Bonds	—	1,543,872,279	1,444,219	1,545,316,498
Affiliated Investment Company
Fixed Income Fund	6,650,694	—	—	6,650,694
Common Stocks	376,057	—	1,223,370	1,599,427
Warrants (b)	—	—	0	0
Short-Term Investments
U.S. Treasury Debt	—	67,854,997	—	67,854,997
Total Investments in Securities	$ 7,026,751	$ 1,611,727,276	$ 2,667,589	$ 1,621,421,616

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	Less than $1.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,645,002,946)	$1,614,770,922
Investment in affiliated investment companies, at value (identified cost $7,308,299)	6,650,694
Cash	13,027,658
Unrealized appreciation on unfunded commitments (See Note 5)	875
Receivables:
Interest	6,697,187
Investment securities sold	4,284,768
Fund shares sold	2,213,312
Other assets	157,339
Total assets	1,647,802,755
Liabilities
Payables:
Investment securities purchased	22,347,677
Fund shares redeemed	4,143,962
Manager (See Note 3)	778,963
NYLIFE Distributors (See Note 3)	176,081
Transfer agent (See Note 3)	162,941
Professional fees	87,447
Custodian	39,341
Trustees	996
Accrued expenses	2,037
Distributions payable	1,428,844
Total liabilities	29,168,289
Net assets	$1,618,634,466
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 182,440
Additional paid-in-capital	1,821,088,187
1,821,270,627
Total distributable earnings (loss)	(202,636,161)
Net assets	$1,618,634,466
Class A
Net assets applicable to outstanding shares	$678,927,901
Shares of beneficial interest outstanding	76,533,354
Net asset value per share outstanding	$ 8.87
Maximum sales charge (3.00% of offering price)	0.27
Maximum offering price per share outstanding	$ 9.14
Investor Class
Net assets applicable to outstanding shares	$ 17,653,351
Shares of beneficial interest outstanding	1,989,993
Net asset value per share outstanding	$ 8.87
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.10
Class C
Net assets applicable to outstanding shares	$ 42,472,646
Shares of beneficial interest outstanding	4,786,223
Net asset value and offering price per share outstanding	$ 8.87
Class I
Net assets applicable to outstanding shares	$676,150,854
Shares of beneficial interest outstanding	76,208,036
Net asset value and offering price per share outstanding	$ 8.87
Class R6
Net assets applicable to outstanding shares	$203,187,094
Shares of beneficial interest outstanding	22,894,757
Net asset value and offering price per share outstanding	$ 8.87
SIMPLE Class
Net assets applicable to outstanding shares	$ 242,620
Shares of beneficial interest outstanding	27,347
Net asset value and offering price per share outstanding	$ 8.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Floating Rate Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$75,118,179
Dividends-affiliated	218,314
Total income	75,336,493
Expenses
Manager (See Note 3)	4,739,918
Distribution/Service—Class A (See Note 3)	806,136
Distribution/Service—Investor Class (See Note 3)	22,455
Distribution/Service—Class B (See Note 3)(a)	1,037
Distribution/Service—Class C (See Note 3)	220,672
Distribution/Service—Class R3 (See Note 3)(b)	1,654
Distribution/Service—SIMPLE Class (See Note 3)	526
Transfer agent (See Note 3)	544,883
Professional fees	108,389
Registration	85,152
Shareholder communication	42,584
Custodian	34,323
Trustees	20,695
Shareholder service (See Note 3)	331
Miscellaneous	62,980
Total expenses	6,691,735
Net investment income (loss)	68,644,758
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(5,720,197)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	26,662,676
Affiliated investments	273,713
Unfunded commitments	875
Net change in unrealized appreciation (depreciation)	26,937,264
Net realized and unrealized gain (loss)	21,217,067
Net increase (decrease) in net assets resulting from operations	$89,861,825

(a)	Class B shares converted into Class A or Investor Class shares pursuant to the applicable conversion schedule and are no longer offered for sale as of February 20, 2024.
(b)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 68,644,758	$ 145,671,806
Net realized gain (loss)	(5,720,197)	(48,989,803)
Net change in unrealized appreciation (depreciation)	26,937,264	95,102,993
Net increase (decrease) in net assets resulting from operations	89,861,825	191,784,996
Distributions to shareholders:
Class A	(26,840,547)	(42,905,590)
Investor Class	(735,789)	(1,416,352)
Class B(a)	(7,859)	(34,075)
Class C	(1,641,770)	(3,493,618)
Class I	(29,464,228)	(75,206,717)
Class R3(b)	(26,813)	(67,129)
Class R6	(9,100,926)	(21,775,159)
SIMPLE Class	(8,472)	(6,483)
Total distributions to shareholders	(67,826,404)	(144,905,123)
Capital share transactions:
Net proceeds from sales of shares	250,717,672	722,369,202
Net asset value of shares issued to shareholders in reinvestment of distributions	58,506,852	122,065,730
Cost of shares redeemed	(352,186,579)	(1,460,955,196)
Increase (decrease) in net assets derived from capital share transactions	(42,962,055)	(616,520,264)
Net increase (decrease) in net assets	(20,926,634)	(569,640,391)
Net Assets
Beginning of period	1,639,561,100	2,209,201,491
End of period	$1,618,634,466	$ 1,639,561,100

(a)	Class B shares converted into Class A or Investor Class shares pursuant to the applicable conversion schedule and are no longer offered for sale as of February 20, 2024.
(b)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.02	$ 9.28
Net investment income (loss) (a)	0.37	0.69	0.34	0.25	0.31	0.43
Net realized and unrealized gain (loss)	0.12	0.19	(0.59)	0.28	(0.18)	(0.26)
Total from investment operations	0.49	0.88	(0.25)	0.53	0.13	0.17
Less distributions:
From net investment income	(0.37)	(0.68)	(0.33)	(0.24)	(0.31)	(0.43)
Net asset value at end of period	$ 8.87	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.02
Total investment return (b)	5.64%	10.61%	(2.77)%	6.05%	1.55%	1.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.43%††	7.85%	3.82%	2.78%	3.56%	4.76%
Net expenses (c)	0.96%††	0.97%	0.99%	1.02%	1.14%	1.09%
Portfolio turnover rate	11%	11%	27%	22%	22%	19%
Net assets at end of period (in 000’s)	$ 678,928	$ 617,220	$ 513,558	$ 397,101	$ 279,188	$ 338,392

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.02	$ 9.28
Net investment income (loss) (a)	0.37	0.67	0.32	0.24	0.31	0.43
Net realized and unrealized gain (loss)	0.11	0.20	(0.58)	0.28	(0.18)	(0.26)
Total from investment operations	0.48	0.87	(0.26)	0.52	0.13	0.17
Less distributions:
From net investment income	(0.36)	(0.67)	(0.32)	(0.23)	(0.31)	(0.43)
Net asset value at end of period	$ 8.87	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.02
Total investment return (b)	5.57%	10.47%	(2.85)%	5.96%	1.55%	1.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.29%††	7.72%	3.64%	2.67%	3.55%	4.77%
Net expenses (c)	1.11%††	1.10%	1.07%	1.12%	1.13%	1.08%
Portfolio turnover rate	11%	11%	27%	22%	22%	19%
Net assets at end of period (in 000's)	$ 17,653	$ 18,016	$ 17,820	$ 19,314	$ 20,569	$ 23,496

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Net investment income (loss) (a)	0.33	0.61	0.26	0.17	0.25	0.37
Net realized and unrealized gain (loss)	0.12	0.19	(0.58)	0.28	(0.19)	(0.25)
Total from investment operations	0.45	0.80	(0.32)	0.45	0.06	0.12
Less distributions:
From net investment income	(0.33)	(0.60)	(0.26)	(0.16)	(0.25)	(0.37)
Net asset value at end of period	$ 8.87	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	5.17%	9.65%	(3.58)%	5.17%	0.68%	1.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.54%††	6.94%	2.92%	1.91%	2.85%	4.03%
Net expenses (c)	1.85%††	1.85%	1.82%	1.88%	1.88%	1.83%
Portfolio turnover rate	11%	11%	27%	22%	22%	19%
Net assets at end of period (in 000’s)	$ 42,473	$ 46,482	$ 56,706	$ 52,522	$ 55,153	$ 86,012

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.28
Net investment income (loss) (a)	0.38	0.70	0.35	0.28	0.33	0.46
Net realized and unrealized gain (loss)	0.12	0.20	(0.58)	0.27	(0.19)	(0.25)
Total from investment operations	0.50	0.90	(0.23)	0.55	0.14	0.21
Less distributions:
From net investment income	(0.38)	(0.70)	(0.35)	(0.26)	(0.33)	(0.46)
Net asset value at end of period	$ 8.87	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	5.77%	10.89%	(2.53)%	6.31%	1.69%	2.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.68%††	8.01%	3.98%	3.04%	3.85%	5.02%
Net expenses (c)	0.70%††	0.73%	0.74%	0.77%	0.89%	0.84%
Portfolio turnover rate	11%	11%	27%	22%	22%	19%
Net assets at end of period (in 000’s)	$ 676,151	$ 743,846	$ 1,287,716	$ 1,186,421	$ 445,468	$ 716,692

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,				February 28, 2019^ through October 31, 2019
Class R6		2023	2022	2021	2020
Net asset value at beginning of period	$ 8.76	$ 8.55	$ 9.13	$ 8.84	$ 9.03	$ 9.18
Net investment income (loss) (a)	0.39	0.71	0.36	0.30	0.35	0.32
Net realized and unrealized gain (loss)	0.10	0.21	(0.58)	0.27	(0.19)	(0.15)
Total from investment operations	0.49	0.92	(0.22)	0.57	0.16	0.17
Less distributions:
From net investment income	(0.38)	(0.71)	(0.36)	(0.28)	(0.35)	(0.32)
Net asset value at end of period	$ 8.87	$ 8.76	$ 8.55	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	5.69%	11.10%	(2.42)%	6.47%	1.92%	1.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.75%††	8.11%	4.07%	3.24%	3.99%	5.18%††
Net expenses (c)	0.64%††	0.64%	0.63%	0.62%	0.67%	0.64%††
Portfolio turnover rate	11%	11%	27%	22%	22%	19%
Net assets at end of period (in 000’s)	$ 203,187	$ 212,357	$ 332,082	$ 366,720	$ 120,432	$ 71,077

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 8.75	$ 8.55	$ 9.13	$ 8.84	$ 8.83**
Net investment income (loss) (a)	0.36	0.68	0.30	0.22	0.04
Net realized and unrealized gain (loss)	0.12	0.18	(0.58)	0.28	0.01
Total from investment operations	0.48	0.86	(0.28)	0.50	0.05
Less distributions:
From net investment income	(0.36)	(0.66)	(0.30)	(0.21)	(0.04)
Net asset value at end of period	$ 8.87	$ 8.75	$ 8.55	$ 9.13	$ 8.84
Total investment return (b)	5.51%	10.33%	(3.09)%	5.67%	0.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.15%††	7.82%	3.41%	2.42%	2.72%††
Net expenses (c)	1.21%††	1.20%	1.32%	1.38%	1.37%††
Portfolio turnover rate	11%	11%	27%	22%	22%
Net assets at end of period (in 000’s)	$ 243	$ 142	$ 26	$ 27	$ 25

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 3, 2004
Investor Class	February 28, 2008
Class C	May 3, 2004
Class I	May 3, 2004
Class R6	February 28, 2019
SIMPLE Class	August 31, 2020
Effective at the close of business on February 20, 2024, all outstanding Class B shares converted into Class A or Investor Class shares pursuant to the applicable conversion schedule and effective February 23, 2024, Class R3 shares were liquidated.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I and Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.

42	MainStay Floating Rate Fund

The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the
43

Notes to Financial Statements (Unaudited) (continued)
valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The
Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2024, and can change at any time.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

44	MainStay Floating Rate Fund

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source. Premiums and discount on purchased securities other than bank loans, are accreted and amortized, respectively on the effective interest rate method. Premiums and discounts on purchased bank loan securities are accreted and amortized, respectively, on the straight line method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Income from payment-in-kind securities is accreted daily based on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.
45

Notes to Financial Statements (Unaudited) (continued)
(I) Loan Risk. The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund's NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(L) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a
“benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.

46	MainStay Floating Rate Fund

(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.59%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of
Class I. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $4,739,918 and paid the Subadvisor in the amount of $2,369,959.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class shares Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support
47

Notes to Financial Statements (Unaudited) (continued)
services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the period November 1, 2023 through February 28, 2024, shareholder service fees incurred by the Fund were as follows:

Class R3*	$331

*	Effective at the close of business on February 23, 2024, Class R3 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $30,224 and $1,311, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the six-month period ended April 30, 2024, of $52,939, $110 and $1,454, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$231,676	$—
Investor Class	19,758	—
Class B*	215	—
Class C	48,493	—
Class I	240,271	—
Class R3*	180	—
Class R6	4,209	—
SIMPLE Class	81	—

*	Effective at the close of business on February 20, 2024, all outstanding Class B shares converted into Class A or Investor Class shares pursuant to the applicable conversion schedule and effective February 23, 2024, Class R3 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$31,436	0.0%‡
SIMPLE Class	29,784	12.3

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,652,442,001	$10,657,445	$(41,677,830)	$(31,020,385)
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $167,428,730, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected

48	MainStay Floating Rate Fund

to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$27,972	$139,457
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$144,905,123
Note 5–Commitments and Contingencies
As of April 30, 2024, the Fund had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Ryan LLC, Delayed Draw Term Loan 4.50%, due 11/14/30	$200,875	$875
Commitments are available until maturity date.
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $175,265 and $198,764, respectively.
49

Notes to Financial Statements (Unaudited) (continued)
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	12,445,779	$ 110,208,608
Shares issued to shareholders in reinvestment of distributions	2,801,461	24,833,917
Shares redeemed	(9,544,041)	(84,535,735)
Net increase (decrease) in shares outstanding before conversion	5,703,199	50,506,790
Shares converted into Class A (See Note 1)	332,307	2,950,918
Shares converted from Class A (See Note 1)	(26,717)	(237,247)
Net increase (decrease)	6,008,789	$ 53,220,461
Year ended October 31, 2023:
Shares sold	29,660,554	$ 259,073,096
Shares issued to shareholders in reinvestment of distributions	4,535,788	39,624,570
Shares redeemed	(24,335,648)	(212,100,606)
Net increase (decrease) in shares outstanding before conversion	9,860,694	86,597,060
Shares converted into Class A (See Note 1)	653,220	5,709,218
Shares converted from Class A (See Note 1)	(76,460)	(666,225)
Net increase (decrease)	10,437,454	$ 91,640,053

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	200,158	$ 1,770,391
Shares issued to shareholders in reinvestment of distributions	80,776	715,978
Shares redeemed	(133,667)	(1,184,246)
Net increase (decrease) in shares outstanding before conversion	147,267	1,302,123
Shares converted into Investor Class (See Note 1)	40,973	362,404
Shares converted from Investor Class (See Note 1)	(256,603)	(2,279,407)
Net increase (decrease)	(68,363)	$ (614,880)
Year ended October 31, 2023:
Shares sold	366,136	$ 3,196,355
Shares issued to shareholders in reinvestment of distributions	158,344	1,382,777
Shares redeemed	(243,798)	(2,129,368)
Net increase (decrease) in shares outstanding before conversion	280,682	2,449,764
Shares converted into Investor Class (See Note 1)	46,843	408,287
Shares converted from Investor Class (See Note 1)	(353,983)	(3,095,302)
Net increase (decrease)	(26,458)	$ (237,251)

Class B	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	1,921	$ 16,930
Shares issued to shareholders in reinvestment of distributions	655	5,801
Shares redeemed	(11,822)	(104,715)
Net increase (decrease) in shares outstanding before conversion	(9,246)	(81,984)
Shares converted from Class B (See Note 1)	(38,133)	(338,038)
Net increase (decrease)	(47,379)	$ (420,022)
Year ended October 31, 2023:
Shares sold	15,627	$ 136,525
Shares issued to shareholders in reinvestment of distributions	2,980	26,053
Shares redeemed	(18,403)	(160,726)
Net increase (decrease) in shares outstanding before conversion	204	1,852
Shares converted from Class B (See Note 1)	(16,990)	(148,518)
Net increase (decrease)	(16,786)	$ (146,666)

50	MainStay Floating Rate Fund

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	254,623	$ 2,257,451
Shares issued to shareholders in reinvestment of distributions	178,197	1,580,036
Shares redeemed	(871,453)	(7,722,838)
Net increase (decrease) in shares outstanding before conversion	(438,633)	(3,885,351)
Shares converted from Class C (See Note 1)	(84,416)	(748,371)
Net increase (decrease)	(523,049)	$ (4,633,722)
Year ended October 31, 2023:
Shares sold	1,027,146	$ 8,965,639
Shares issued to shareholders in reinvestment of distributions	382,406	3,340,107
Shares redeemed	(2,584,724)	(22,521,244)
Net increase (decrease) in shares outstanding before conversion	(1,175,172)	(10,215,498)
Shares converted from Class C (See Note 1)	(148,091)	(1,290,540)
Net increase (decrease)	(1,323,263)	$ (11,506,038)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	13,825,372	$ 122,542,111
Shares issued to shareholders in reinvestment of distributions	2,510,422	22,251,224
Shares redeemed	(25,140,108)	(222,543,363)
Net increase (decrease) in shares outstanding before conversion	(8,804,314)	(77,750,028)
Shares converted into Class I (See Note 1)	36,396	323,199
Shares converted from Class I (See Note 1)	(3,199)	(28,373)
Net increase (decrease)	(8,771,117)	$ (77,455,202)
Year ended October 31, 2023:
Shares sold	47,944,395	$ 417,819,396
Shares issued to shareholders in reinvestment of distributions	6,430,803	56,101,128
Shares redeemed	(119,984,501)	(1,042,874,690)
Net increase (decrease) in shares outstanding before conversion	(65,609,303)	(568,954,166)
Shares converted into Class I (See Note 1)	74,860	652,282
Shares converted from Class I (See Note 1)	(134,653)	(1,184,095)
Net increase (decrease)	(65,669,096)	$ (569,485,979)

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (b)
Shares sold	6,203	$ 54,800
Shares issued to shareholders in reinvestment of distributions	1,225	10,840
Shares redeemed	(131,146)	(1,164,460)
Net increase (decrease)	(123,718)	$ (1,098,820)
Year ended October 31, 2023:
Shares sold	54,334	$ 474,247
Shares issued to shareholders in reinvestment of distributions	3,966	34,653
Shares redeemed	(21,727)	(189,364)
Net increase (decrease)	36,573	$ 319,536

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,555,305	$ 13,777,787
Shares issued to shareholders in reinvestment of distributions	1,026,084	9,100,584
Shares redeemed	(3,940,158)	(34,931,222)
Net increase (decrease) in shares outstanding before conversion	(1,358,769)	(12,052,851)
Shares converted from Class R6 (See Note 1)	(572)	(5,085)
Net increase (decrease)	(1,359,341)	$ (12,057,936)
Year ended October 31, 2023:
Shares sold	3,742,287	$ 32,595,005
Shares issued to shareholders in reinvestment of distributions	2,467,779	21,549,959
Shares redeemed	(20,748,220)	(180,979,198)
Net increase (decrease) in shares outstanding before conversion	(14,538,154)	(126,834,234)
Shares converted from Class R6 (See Note 1)	(44,493)	(385,107)
Net increase (decrease)	(14,582,647)	$ (127,219,341)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	10,131	$ 89,594
Shares issued to shareholders in reinvestment of distributions	955	8,472
Net increase (decrease)	11,086	$ 98,066
Year ended October 31, 2023:
Shares sold	12,509	$ 108,939
Shares issued to shareholders in reinvestment of distributions	740	6,483
Net increase (decrease)	13,249	$ 115,422

(a)	Class B shares converted into Class A or Investor Class shares pursuant to the applicable conversion schedule and are no longer offered for sale as of February 20, 2024.
(b)	Class liquidated and is no longer offered for sale as of February 23, 2024.
51

Notes to Financial Statements (Unaudited) (continued)
Note 11–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
52	MainStay Floating Rate Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

53

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at NYL Investors.  The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided

54	MainStay Floating Rate Fund

to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between  representatives of NYL Investors and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors, and profitability of New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with
55

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

56	MainStay Floating Rate Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023 through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments, (iii) the Fund's investment strategy continues to be appropriate for an open-end and (iv) as applicable, the Fund's highly liquid investment minimum ("HLIM") operated effectively and was adequate and effective as one element of the Fund's liquidity risk management. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a HLIM. In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
57

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
58	MainStay Floating Rate Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022206 MS081-24	MSFR10-06/24
(NYLIM) NL225

MainStay MacKay California Tax Free Opportunities Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	2/28/2013	5.77%	0.77%	0.25%	2.62%	0.77%
		Excluding sales charges		9.05	3.89	1.18	3.10	0.77
Investor Class Shares[4,5]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2013	6.30	1.16	0.23	2.59	0.80
		Excluding sales charges		9.03	3.75	1.15	3.06	0.80
Class C Shares	Maximum 1.00% CDSC	With sales charges	2/28/2013	7.89	2.49	0.90	2.80	1.05
	if Redeemed Within One Year of Purchase	Excluding sales charges		8.89	3.49	0.90	2.80	1.05
Class C2 Shares	Maximum 1.00% CDSC	With sales charges	8/31/2020	7.81	2.33	N/A	-0.69	1.20
	if Redeemed Within One Year of Purchase	Excluding sales charges		8.81	3.33	N/A	-0.69	1.20
Class I Shares	No Sales Charge		2/28/2013	9.18	4.15	1.43	3.36	0.52
Class R6 Shares	No Sales Charge		11/1/2019	9.30	4.16	N/A	0.70	0.48

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[2]	7.06%	2.08%	1.26%	2.41%
Bloomberg California Municipal Bond Index[3]	6.67	2.08	1.25	2.41
Morningstar Muni California Long Category Average[4]	9.21	2.86	0.93	2.40

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Bloomberg Municipal Bond Index, which represents a broad measure of market performance, as a replacement for the Bloomberg California Municipal Bond Index. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
3.	The Bloomberg California Municipal Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests, is a market value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.
4.	The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These funds have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,090.50	$3.90	$1,021.13	$3.77	0.75%
Investor Class Shares	$1,000.00	$1,090.30	$4.05	$1,020.98	$3.92	0.78%
Class C Shares	$1,000.00	$1,088.90	$5.35	$1,019.74	$5.17	1.03%
Class C2 Shares	$1,000.00	$1,088.10	$6.13	$1,019.00	$5.92	1.18%
Class I Shares	$1,000.00	$1,091.80	$2.60	$1,022.38	$2.51	0.50%
Class R6 Shares	$1,000.00	$1,093.00	$2.50	$1,022.48	$2.41	0.48%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2024 (Unaudited)
General Obligation	34.1%
Other Revenue	23.3
Transportation	11.6
Water & Sewer	8.3
Utilities	6.8
Hospital	5.0
Education	4.5
General	2.5%
Housing	1.5
Certificate of Participation/Lease	1.3
Short–Term Investment	1.4
Other Assets, Less Liabilities	–0.3
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	State of California, 4.00%-5.25%, due 11/1/28–4/1/49
2.	California Municipal Finance Authority, 3.50%-6.375%, due 8/1/26–6/15/64
3.	California Community Choice Financing Authority, 4.00%-5.50%, due 2/1/52–10/1/54
4.	California Health Facilities Financing Authority, 4.00%-5.25%, due 9/1/30–12/1/49
5.	Southern California Public Power Authority, 5.201%-5.25%, due 11/1/38–7/1/53
6.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.00%, due 7/1/33–7/1/47
7.	City of Los Angeles, 4.00%-5.50%, due 5/15/29–5/15/47
8.	Commonwealth of Puerto Rico, (zero coupon)-5.75%, due 7/1/27–11/1/51
9.	California Infrastructure & Economic Development Bank, 3.00%-5.00%, due 8/1/29–1/1/56
10.	Los Angeles Department of Water & Power, 3.90%-5.00%, due 7/1/34–7/1/49

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 98.9%
Long-Term Municipal Bonds 96.7%
Certificate of Participation/Lease 1.3%
California Municipal Finance Authority, Palomar Health Obligated Group, Certificate of Participation
Series A, Insured: AGM
5.25%, due 11/1/52	$ 6,380,000	$ 6,755,206
Hayward Unified School District, Certificate of Participation
5.25%, due 8/1/47	6,900,000	7,125,135
Oxnard School District, Property Acquisition and Improvement Project, Certificate of Participation
Insured: BAM
5.00%, due 8/1/45 (a)	950,000	973,503
		14,853,844
Education 4.5%
California Infrastructure & Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series B
5.00%, due 11/1/44	350,000	362,490
California Infrastructure & Economic Development Bank, WFCS Portfolio Projects, Revenue Bonds (b)
Series A-1
5.00%, due 1/1/55	2,540,000	2,135,907
Series A-1
5.00%, due 1/1/56	840,000	692,885
California Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b)
Series A
5.00%, due 5/1/36	1,275,000	1,278,838
Series A
5.00%, due 5/1/46	1,325,000	1,302,440
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds (b)
Series A
5.00%, due 7/1/36	1,300,000	1,305,994
Series A
5.00%, due 7/1/46	795,000	759,072
	Principal Amount	Value

Education (continued)
California Municipal Finance Authority, Claremont Graduate University, Revenue Bonds
Series B
5.00%, due 10/1/54 (b)	$ 1,380,000	$ 1,280,485
California Municipal Finance Authority, Creative Center Los Altos Project (The), Revenue Bonds (b)
Series B
4.00%, due 11/1/36	400,000	355,950
Series B
4.50%, due 11/1/46	1,600,000	1,356,485
California Municipal Finance Authority, University of San Diego, Revenue Bonds
Series A
5.00%, due 10/1/44	3,065,000	3,191,192
Series A
5.00%, due 10/1/49	4,440,000	4,581,608
California Municipal Finance Authority, Westside Neighborhood School, Revenue Bonds
6.375%, due 6/15/64 (b)(c)	3,250,000	3,347,940
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (b)	1,000,000	1,040,264
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds (b)
5.00%, due 8/1/27	475,000	479,180
5.00%, due 8/1/28	650,000	656,437
5.00%, due 8/1/36	550,000	553,916
5.00%, due 8/1/41	700,000	700,966
5.00%, due 8/1/46	1,695,000	1,675,136
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A
5.00%, due 10/1/37 (b)	1,485,000	1,494,902
California School Finance Authority, Grimmway Schools Obligated Group, Revenue Bonds (b)
Series A
4.25%, due 7/1/28	1,240,000	1,239,049

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California School Finance Authority, Grimmway Schools Obligated Group, Revenue Bonds (b) (continued)
Series A
5.00%, due 7/1/46	$ 750,000	$ 744,981
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (b)
Series A
5.00%, due 7/1/37	500,000	492,859
Series A
5.00%, due 7/1/49	500,000	471,960
California School Finance Authority, Kipp Social Public Schools Project, Revenue Bonds
Series A
5.00%, due 7/1/34 (b)	600,000	601,340
California School Finance Authority, Partnerships to Uplift Communities, Revenue Bonds
5.50%, due 8/1/47 (b)	525,000	533,318
California School Finance Authority, Teach Public Schools, Revenue Bonds (b)
Series A
5.00%, due 6/1/39	740,000	731,482
Series A
5.00%, due 6/1/58	600,000	550,571
California School Finance Authority, Vista Charter Public Schools, Revenue Bonds
Series A
4.00%, due 6/1/51 (b)	1,790,000	1,418,320
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.875%, due 11/1/43	1,000,000	1,000,858
Irvine Unified School District, Community Facilities District No. 9, Special Tax
Series A
5.00%, due 9/1/36	545,000	581,868
University of California, Revenue Bonds
Series BH
4.00%, due 5/15/46	2,775,000	2,788,503
	Principal Amount	Value

Education (continued)
University of California, Revenue Bonds (continued)
Series AV
5.25%, due 5/15/42	$ 5,000,000	$ 5,267,296
Series BN
5.50%, due 5/15/40	5,700,000	6,624,846
		51,599,338
General 2.5%
California Municipal Finance Authority, Special Tax
Series B
4.00%, due 9/1/43	1,070,000	939,283
Series B
4.00%, due 9/1/50	3,150,000	2,642,246
California Statewide Communities Development Authority, Special Assessment
Series A
4.00%, due 9/2/50	1,000,000	816,590
Series D
5.50%, due 9/2/53	1,000,000	998,120
California Statewide Communities Development Authority, Community Facilities District No. 2021-02, Special Tax
5.00%, due 9/1/53	1,000,000	1,016,910
City of Irvine, Community Facilities District No. 2013-3, Special Tax
5.00%, due 9/1/49	1,385,000	1,386,710
City of Irvine, Community Facilities District No. 2013-3 Improvement Area No. 1, Special Tax
Insured: BAM
4.00%, due 9/1/58	700,000	663,373
City of Palm Desert, University Park, Special Tax
3.00%, due 9/1/31	315,000	288,976
4.00%, due 9/1/41	450,000	404,097
City of San Mateo, Community Facilities District No. 2008-1, Special Tax
Series 1, Insured: BAM
5.25%, due 9/1/40	4,000,000	4,318,920
City of South San Francisco, Community Facilities District No. 2021-01, Special Tax
4.00%, due 9/1/44	400,000	357,173

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
Commonwealth of Puerto Rico
(zero coupon), due 11/1/51	$ 1,976,398	$ 1,188,309
Mountain View Shoreline Regional Park Community, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/36	1,645,000	1,762,049
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Special Tax
Series A-1, Insured: AGM
5.00%, due 9/1/42	1,500,000	1,622,442
Series A-1, Insured: AGM
5.25%, due 9/1/52	1,000,000	1,076,703
Romoland School District, Community Facilities District No. 2017-1 Improvement Area 2, Special Tax
5.00%, due 9/1/54	1,600,000	1,596,800
Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No. 2, Special Assessment
4.00%, due 10/1/47	3,700,000	3,694,756
San Francisco City & County Redevelopment Agency Successor Agency, Transbay Infrastructure Project, Tax Allocation, Third Lien
Series B, Insured: AGM
5.00%, due 8/1/48	1,500,000	1,606,705
Series B, Insured: AGM
5.25%, due 8/1/53	1,400,000	1,515,221
Tracy Community Facilities District, Community Facilities District No. 2016-01 Improvement Area No. 2, Special Tax
5.75%, due 9/1/48	1,000,000	1,040,803
		28,936,186
General Obligation 34.1%
Alhambra Unified School District, Unlimited General Obligation
Series B
4.25%, due 8/1/43	2,000,000	2,067,191
Series B
5.25%, due 8/1/48	3,000,000	3,321,416
	Principal Amount	Value

General Obligation (continued)
Belmont-Redwood Shores School District, Unlimited General Obligation
Series B
4.00%, due 8/1/42	$ 9,950,000	$ 9,864,050
Cabrillo Unified School District, Election of 2018, Unlimited General Obligation
Series B, Insured: AGM-CR
5.00%, due 8/1/50	3,150,000	3,272,142
Carlsbad Unified School District, Election of 2018, Unlimited General Obligation
Series B
3.00%, due 8/1/46	1,000,000	780,482
Ceres Unified School District, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/37	500,000	289,590
Chabot-Las Positas Community College District, Unlimited General Obligation
4.00%, due 8/1/37	3,000,000	3,014,063
Series C
5.25%, due 8/1/48	1,250,000	1,395,255
Chaffey Joint Union High School District, Unlimited General Obligation
Series C
5.25%, due 8/1/47	3,500,000	3,627,699
City of Berkeley, Unlimited General Obligation
2.00%, due 9/1/39	1,560,000	1,113,023
2.00%, due 9/1/40	1,590,000	1,102,535
Clovis Unified School District, Unlimited General Obligation
Series B
5.25%, due 8/1/41	1,100,000	1,212,838
Series B
5.25%, due 8/1/42	1,000,000	1,098,580
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	4,840,839	2,886,350
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
4.00%, due 7/1/33	10,000,000	9,856,186
Series A-1
4.00%, due 7/1/35	3,350,000	3,249,903
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation (continued)
Series A-1
5.625%, due 7/1/27	$ 8,000,000	$ 8,321,932
Series A-1
5.625%, due 7/1/29	2,000,000	2,158,095
Series A-1
5.75%, due 7/1/31	1,800,000	2,009,856
Denair Unified School District, Election of 2007, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/41	4,260,000	1,928,600
Desert Community College District, Unlimited General Obligation
4.00%, due 8/1/42	2,815,000	2,883,356
4.00%, due 8/1/43	2,000,000	2,037,924
4.00%, due 8/1/51	2,500,000	2,432,034
El Rancho Unified School District, Election of 2016, Unlimited General Obligation
Series A, Insured: BAM
5.25%, due 8/1/46	2,745,000	2,839,076
El Segundo Unified School District, Election of 2018, Unlimited General Obligation
Series C
4.00%, due 8/1/50	500,000	494,625
Elk Grove Unified School District, Unlimited General Obligation
2.00%, due 8/1/40	3,740,000	2,540,267
Etiwanda School District, Unlimited General Obligation
Series C
5.25%, due 8/1/52	5,675,000	6,240,960
Foothill-De Anza Community College District, Unlimited General Obligation
4.00%, due 8/1/40	3,470,000	3,482,113
Fort Bragg Unified School District, Election of 2020, Unlimited General Obligation
Series B
5.50%, due 8/1/52	1,000,000	1,082,269
	Principal Amount	Value

General Obligation (continued)
Fremont Union High School District, Unlimited General Obligation
Series B
5.00%, due 8/1/32	$ 3,260,000	$ 3,471,331
Glendale Community College District, Election of 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/47	4,500,000	3,447,707
Hartnell Community College District, Unlimited General Obligation
Series A
(zero coupon), due 8/1/37	2,500,000	1,355,336
Healdsburg Unified School District, Unlimited General Obligation
Series A
4.60%, due 8/1/37 (a)	4,405,000	4,556,296
Inglewood Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/51	2,750,000	2,662,168
Jurupa Unified School District, Unlimited General Obligation
Series B
5.00%, due 8/1/37	1,000,000	1,053,208
Kern Community College District, Election of 2016, Unlimited General Obligation
Series C
3.00%, due 8/1/46	5,000,000	3,976,382
Series D
5.25%, due 8/1/33	1,000,000	1,192,006
Series D
5.25%, due 8/1/34	700,000	832,641
Series D
5.25%, due 8/1/38	2,000,000	2,311,098
Series D
5.25%, due 8/1/39	1,400,000	1,614,880
Series D
5.25%, due 8/1/40	2,200,000	2,511,403
La Mesa-Spring Valley School District, Unlimited General Obligation
Series B
5.00%, due 8/1/47	1,100,000	1,177,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Long Beach Unified School District, Unlimited General Obligation
Series C
4.00%, due 8/1/50	$ 12,550,000	$ 12,335,478
Los Angeles Community College District, Election of 2022, Unlimited General Obligation
Series A-2
5.50%, due 8/1/24	3,000,000	2,998,803
Los Angeles Unified School District, Unlimited General Obligation
Series A
5.00%, due 7/1/25	1,000,000	1,018,512
Series A
5.00%, due 7/1/26	6,500,000	6,738,938
Series QRR
5.25%, due 7/1/40	3,500,000	4,057,753
Series QRR
5.25%, due 7/1/47	7,500,000	8,330,100
Los Banos Unified School District, Election of 2018, Unlimited General Obligation
5.25%, due 8/1/49	2,500,000	2,739,016
Manteca Unified School District, Unlimited General Obligation
Series B
5.25%, due 8/1/53	2,000,000	2,187,904
Marysville Joint Unified School District, Election 2008, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/35	1,500,000	948,475
Insured: AGM
(zero coupon), due 8/1/36	2,000,000	1,200,586
Insured: AGM
(zero coupon), due 8/1/37	2,000,000	1,141,354
Montebello Unified School District, Unlimited General Obligation
Series B, Insured: AGM
5.50%, due 8/1/47	1,500,000	1,623,569
Monterey Peninsula Community College District, Unlimited General Obligation
Series B
4.00%, due 8/1/41	475,000	487,011
Series B
4.00%, due 8/1/51	4,000,000	3,916,801
	Principal Amount	Value

General Obligation (continued)
Mount San Antonio Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/49	$ 2,000,000	$ 1,968,808
Series A
5.00%, due 8/1/41	305,000	328,988
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/38	1,985,000	2,007,329
Needles Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/45 (a)	1,250,000	1,056,265
North Orange County Community College District, Election of 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/47	4,750,000	4,719,098
Oakland Unified School District, Alameda County, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 8/1/39	2,240,000	2,586,751
Series A, Insured: AGM
5.25%, due 8/1/40	1,600,000	1,837,654
Series A, Insured: AGM
5.25%, due 8/1/43	3,000,000	3,395,123
Ocean View School District of Orange County, Unlimited General Obligation
Series C, Insured: AGM
3.00%, due 8/1/47	3,040,000	2,308,735
Ojai Unified School District, Unlimited General Obligation
Series B, Insured: AGM
5.25%, due 8/1/48	1,100,000	1,204,592
Series B, Insured: AGM
5.50%, due 8/1/53	1,750,000	1,934,384
Ontario Montclair School District, Election of 2016, Unlimited General Obligation
Series C
5.25%, due 8/1/52	3,000,000	3,325,837
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Oxnard Union High School District, Unlimited General Obligation
Series C
3.50%, due 8/1/45	$ 1,250,000	$ 1,113,433
Palo Alto Unified School District, Unlimited General Obligation
3.25%, due 7/1/35	3,700,000	3,491,949
Palomar Community College District, Election of 2006, Unlimited General Obligation
Series B
(zero coupon), due 8/1/39 (a)	2,000,000	2,278,554
Peralta Community College District, Unlimited General Obligation
Series B
5.50%, due 8/1/52	2,000,000	2,239,032
Ravenswood City School District, Election 2018, Unlimited General Obligation
Insured: AGM
5.25%, due 8/1/45	3,500,000	3,812,117
Rio Hondo Community College District, Election 2004, Unlimited General Obligation
Series C
(zero coupon), due 8/1/42 (a)	2,000,000	2,511,134
Sacramento City Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/40	1,960,000	2,113,988
Series A, Insured: BAM
5.50%, due 8/1/52	4,500,000	4,875,382
Salinas Union High School District, Unlimited General Obligation
Series A
4.00%, due 8/1/47	4,300,000	4,297,785
San Bernardino Community College District, Election of 2018, Unlimited General Obligation
Series B
4.125%, due 8/1/49	5,000,000	5,001,473
San Diego Unified School District, Election of 2012, Unlimited General Obligation
Series R-2
(zero coupon), due 7/1/41 (a)	4,360,000	4,132,633
	Principal Amount	Value

General Obligation (continued)
San Diego Unified School District, Election of 2012, Unlimited General Obligation (continued)
Series B-4
5.00%, due 7/1/40	$ 2,690,000	$ 3,058,276
San Diego Unified School District, Election of 2018, Unlimited General Obligation
Series F-2
5.00%, due 7/1/40	3,020,000	3,402,876
San Diego Unified School District, Election of 2022, Unlimited General Obligation
Series A-3
4.00%, due 7/1/53	6,640,000	6,509,794
Series A-3
5.00%, due 7/1/48	2,665,000	2,923,266
San Francisco Bay Area Rapid Transit District, Election of 2016, Unlimited General Obligation
Series C-1
2.00%, due 8/1/41	3,585,000	2,382,262
Series D-1
5.25%, due 8/1/47	6,750,000	7,490,455
San Jose Evergreen Community College District, Election of 2016, Unlimited General Obligation
Series C
5.00%, due 9/1/39	3,000,000	3,415,013
Series C
5.00%, due 9/1/40	2,575,000	2,894,960
San Juan Unified School District, Election 2016, Unlimited General Obligation
5.00%, due 8/1/36	1,500,000	1,692,093
5.00%, due 8/1/38	1,800,000	1,998,187
San Luis Obispo County Community College District, Unlimited General Obligation
Series B
4.00%, due 8/1/43	2,250,000	2,240,234
San Marcos Unified School District, Unlimited General Obligation
Series B
(zero coupon), due 8/1/51	21,090,000	6,179,811

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
San Mateo Foster City School District, Unlimited General Obligation
Series B
5.00%, due 8/1/40	$ 1,000,000	$ 1,123,036
Series B
5.00%, due 8/1/41	1,150,000	1,284,646
San Rafael City Elementary School District, Election of 2022, Unlimited General Obligation
Series A
5.25%, due 8/1/52	1,250,000	1,351,499
San Rafael City High School District, Unlimited General Obligation
Series B
4.00%, due 8/1/53	5,750,000	5,635,446
San Rafael City High School District, Election of 2022, Unlimited General Obligation
Series A
5.25%, due 8/1/52	4,250,000	4,575,495
San Ysidro School District, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/47	3,000,000	907,424
Santa Barbara Unified School District, Election of 2010, Unlimited General Obligation
Series A
7.00%, due 8/1/36 (a)	1,000,000	1,334,115
Santa Clarita Community College District, Election of 2016, Unlimited General Obligation
5.25%, due 8/1/48	2,000,000	2,203,785
Santa Cruz City High School District, Unlimited General Obligation
Series A
4.00%, due 8/1/40	4,000,000	4,012,604
Savanna School District, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 2/1/52 (a)	3,080,000	2,371,692
South San Francisco Unified School District, Unlimited General Obligation
4.00%, due 9/1/52	10,000,000	9,801,309
	Principal Amount	Value

General Obligation (continued)
State of California, Various Purpose, Unlimited General Obligation
4.00%, due 3/1/36	$ 3,395,000	$ 3,521,765
4.00%, due 10/1/36	4,150,000	4,326,887
4.00%, due 11/1/36	2,500,000	2,599,101
4.00%, due 10/1/37	4,000,000	4,130,566
4.00%, due 10/1/37	4,445,000	4,590,091
4.00%, due 11/1/38	4,775,000	4,887,673
4.00%, due 10/1/39	3,500,000	3,563,338
4.00%, due 3/1/40	5,000,000	5,051,852
4.00%, due 9/1/42	6,250,000	6,270,877
4.00%, due 4/1/49	1,895,000	1,867,875
5.00%, due 11/1/28	5,000,000	5,412,357
5.00%, due 11/1/30	4,500,000	5,051,196
5.00%, due 9/1/32	1,840,000	2,091,715
5.00%, due 4/1/38	5,000,000	5,009,372
5.00%, due 9/1/41	3,550,000	3,872,728
5.25%, due 9/1/47	8,450,000	9,321,382
Stockton Unified School District, Unlimited General Obligation
Insured: BAM
5.00%, due 8/1/27 (c)	510,000	538,081
Sunnyvale School District, Unlimited General Obligation
Series B
5.00%, due 9/1/48	2,820,000	3,047,516
Ukiah Unified School District, Election of 2020, Unlimited General Obligation
Series B, Insured: AGM
5.50%, due 8/1/53	2,500,000	2,795,046
Vista Unified School District, Election of 2018, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 8/1/48	1,385,000	1,530,251
Washington Township Health Care District, Unlimited General Obligation
Series B
5.25%, due 8/1/36	500,000	571,714
Series B
5.25%, due 8/1/40	880,000	980,351
Series B
5.25%, due 8/1/48	500,000	547,947
Series B
5.50%, due 8/1/53	2,000,000	2,207,487
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
West Contra Costa Unified School District, Unlimited General Obligation
Series A-1, Insured: AGM
3.00%, due 8/1/51	$ 2,000,000	$ 1,517,132
		393,122,221
Hospital 5.0%
California Health Facilities Financing Authority, Cedars-Sinai Health System, Revenue Bonds
Series A
4.00%, due 8/15/40	5,000,000	5,034,535
Series A, Insured: BAM
4.00%, due 8/15/48	4,145,000	4,157,889
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/47	1,500,000	1,520,110
California Health Facilities Financing Authority, Children's Hospital of Orange County Obligated Group, Revenue Bonds
Series A
5.00%, due 11/1/49	2,250,000	2,435,454
California Health Facilities Financing Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A
5.25%, due 12/1/49	3,000,000	3,272,277
California Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds
5.00%, due 2/1/47	6,500,000	6,620,927
California Health Facilities Financing Authority, Kaiser Foundation Hospitals, Revenue Bonds
Series A-2
4.00%, due 11/1/44	5,000,000	4,893,748
California Health Facilities Financing Authority, Scripps Health System, Revenue Bonds
Series A
5.00%, due 11/15/37	5,550,000	6,380,746
	Principal Amount	Value

Hospital (continued)
California Public Finance Authority, Hoag Memorial Hospital Presbyterian, Revenue Bonds
Series A
4.00%, due 7/15/51	$ 6,925,000	$ 6,748,874
Series A
5.00%, due 7/15/46	1,515,000	1,639,822
California Statewide Communities Development Authority, Adventist Health System/West Obligated Group, Revenue Bonds
Series A
5.00%, due 3/1/35	600,000	612,238
California Statewide Communities Development Authority, Enloe Medical Center Obligated Group, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/15/42	1,000,000	1,073,387
Series A, Insured: AGM
5.25%, due 8/15/52	3,000,000	3,189,712
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series P
5.00%, due 5/15/47	7,400,000	7,990,817
Washington Township Health Care District, Revenue Bonds
Series B
4.00%, due 7/1/36	1,380,000	1,268,364
Series A
5.00%, due 7/1/41	400,000	397,770
Series A
5.00%, due 7/1/42	380,000	374,980
Series A
5.00%, due 7/1/43	300,000	293,750
Series A
5.75%, due 7/1/48	300,000	323,899
		58,229,299
Housing 1.5%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds
5.00%, due 5/1/27	280,000	290,076
5.00%, due 5/1/28	250,000	261,973
5.00%, due 5/1/29	1,470,000	1,538,733

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing (continued)
California Municipal Finance Authority, Mobile Home Park Caritas Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 8/15/42	$ 1,540,000	$ 1,417,181
California Municipal Finance Authority, P3 Claremont Holdings LLC, Claremont Colleges Project, Revenue Bonds
Series A
5.00%, due 7/1/40 (b)	1,000,000	954,046
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds
Series A
4.00%, due 11/15/37	1,320,000	1,286,439
California School Finance Authority, Sonoma County Junior College Project, Revenue Bonds
Series A
4.00%, due 11/1/36 (b)	2,000,000	1,886,898
California Statewide Communities Development Authority, Irvine Campus Apartments, Revenue Bonds
5.00%, due 5/15/50	3,500,000	3,504,700
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 7/1/45	3,150,000	2,913,451
Series A
5.00%, due 7/1/61	3,850,000	3,451,721
		17,505,218
Other Revenue 23.3%
Alameda County Transportation Commission, Measure BB, Revenue Bonds, Senior Lien
Series BB
5.00%, due 3/1/45	2,500,000	2,738,654
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series B-1
4.00%, due 2/1/52 (d)	4,725,000	4,671,317
	Principal Amount	Value

Other Revenue (continued)
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds (continued)
Series A
5.00%, due 5/1/54 (d)	$ 16,900,000	$ 17,879,365
Series E-2
5.228%, due 2/1/54	4,250,000	4,243,268
Series C
5.25%, due 1/1/54 (d)	12,325,000	12,864,709
Series F
5.50%, due 10/1/54 (d)	7,245,000	7,858,993
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 2/1/56 (b)	6,285,000	5,160,486
California Community Housing Agency, Fountains at Emerald, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (b)	2,700,000	1,879,436
California Community Housing Agency, Summit at Sausalito Apartments, Revenue Bonds
Series A-1
3.00%, due 2/1/57 (b)	500,000	340,885
California County Tobacco Securitization Agency, Golden Gate Tobacco Funding Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/47	1,275,000	1,195,330
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/34	300,000	310,891
Series A
4.00%, due 6/1/36	300,000	307,979
Series A
4.00%, due 6/1/37	275,000	280,190
Series A
4.00%, due 6/1/38	275,000	278,847
Series A
4.00%, due 6/1/39	350,000	353,271
Series A
4.00%, due 6/1/49	2,500,000	2,370,795
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
California Health Facilities Financing Authority, Lundquist Institute For Biomedical Innovation, Revenue Bonds
5.00%, due 9/1/30	$ 1,300,000	$ 1,331,533
5.00%, due 9/1/32	1,435,000	1,469,475
5.00%, due 9/1/34	1,590,000	1,626,916
California Infrastructure & Economic Development Bank, California Academy of Sciences, Revenue Bonds
Series A
3.25%, due 8/1/29	3,400,000	3,375,821
California Infrastructure & Economic Development Bank, DesertXpress Enterprises LLC, Revenue Bonds
Series A
3.95%, due 1/1/50 (b)(d)(e)	5,650,000	5,649,804
California Infrastructure & Economic Development Bank, Infrastructure State Revolving Fund, Revenue Bonds
Series A
5.00%, due 10/1/47	5,000,000	5,492,983
California Infrastructure & Economic Development Bank, Los Angeles County Museum of Natural History Foundation, Revenue Bonds
3.00%, due 7/1/50	3,735,000	2,817,224
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds
Series A
5.00%, due 6/1/37	2,085,000	2,224,343
California Municipal Finance Authority, Rancho Colus LP, Revenue Bonds
Series A, Insured: HUD Sector 8
5.00%, due 8/1/26 (d)	3,360,000	3,387,431
California Municipal Finance Authority, Republic Services, Inc., Revenue Bonds
Series A
4.375%, due 9/1/53 (d)(e)	7,500,000	7,706,417
	Principal Amount	Value

Other Revenue (continued)
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (e)	$ 8,500,000	$ 8,452,251
California Municipal Finance Authority, Waste Management, Inc., Revenue Bonds
4.10%, due 10/1/45 (d)(e)	2,000,000	1,998,864
California State Public Works Board, State of California Department of General Services, Revenue Bonds
Series A
5.00%, due 4/1/40	1,500,000	1,681,826
California State Public Works Board, Various Capital Projects, Revenue Bonds
Series C
5.00%, due 11/1/44	3,735,000	3,953,102
Series D
5.00%, due 11/1/46	7,025,000	7,634,582
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43 (b)	500,000	500,634
California Statewide Communities Development Authority, Front Porch Communities & Services Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/42	2,000,000	1,898,654
California Statewide Financing Authority, TSR Multi-County Special Purpose Trust, Revenue Bonds
Series A
6.00%, due 5/1/43	1,230,000	1,257,191
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	1,500,000	276,463
City of Glendale, Electric, Revenue Bonds
5.00%, due 2/1/47	3,855,000	4,231,139
City of Victorville, Electric, Revenue Bonds
Series A
5.00%, due 5/1/38	1,115,000	1,214,499

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
CMFA Special Finance Agency VIII, Elan Huntington Beach, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (b)	$ 2,000,000	$ 1,329,281
CSCDA Community Improvement Authority, 1818 Platinum Triangle-Anaheim, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 4/1/57 (b)	3,500,000	2,472,281
CSCDA Community Improvement Authority, Acacia on Santa Rosa Creek, Revenue Bonds, Senior Lien
Series A
4.00%, due 10/1/56 (b)	2,000,000	1,691,921
CSCDA Community Improvement Authority, Dublin, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 2/1/57 (b)	1,250,000	856,813
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien
Series A-1
2.65%, due 12/1/46 (b)	1,230,000	940,084
Del Mar Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	1,000,133
Golden State Tobacco Securitization Corp., Tobacco Settlement, Revenue Bonds
Series A-1
5.00%, due 6/1/51	7,165,000	7,411,294
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series A
5.625%, due 6/1/47	1,025,000	1,001,070
Imperial Irrigation District, Electric System, Revenue Bonds
5.00%, due 11/1/41	1,655,000	1,774,553
Indio Finance Authority, Revenue Bonds
Series A, Insured: BAM
4.50%, due 11/1/52	2,000,000	2,030,706
	Principal Amount	Value

Other Revenue (continued)
Indio Finance Authority, Revenue Bonds (continued)
Series A, Insured: BAM
5.25%, due 11/1/42	$ 1,500,000	$ 1,675,476
Lodi Public Financing Authority, Electric System, Revenue Bonds
Insured: AGM
5.00%, due 9/1/32	1,650,000	1,775,832
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Revenue Bonds
Series A
4.00%, due 6/1/38	6,245,000	6,519,692
Los Angeles County Public Works Financing Authority, County of Los Angeles, Revenue Bonds
Series G
5.00%, due 12/1/41	5,965,000	6,566,243
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	3,140,000	3,338,389
Series A
5.00%, due 10/1/32	3,140,000	3,374,217
Series A
5.00%, due 10/1/39	11,915,000	12,437,968
Modesto Irrigation District, Electric System, Revenue Bonds
Series A
5.25%, due 10/1/48	7,905,000	8,723,324
Municipal Improvement Corp. of Los Angeles, Revenue Bonds
Series A
5.00%, due 5/1/42	350,000	393,256
Series A
5.00%, due 5/1/43	1,000,000	1,116,714
Northern California Energy Authority, Revenue Bonds
5.00%, due 12/1/54 (d)	11,910,000	12,614,267
Peninsula Corridor Joint Powers Board, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/47	4,750,000	5,135,151
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/46	$ 12,530,000	$ 3,929,099
Series A-1
(zero coupon), due 7/1/51	5,390,000	1,235,894
Series A-2
4.329%, due 7/1/40	4,659,000	4,562,704
Series A-1
4.50%, due 7/1/34	1,500,000	1,505,829
Series A-2B
4.55%, due 7/1/40	1,871,000	1,873,708
Series A-1
4.75%, due 7/1/53	5,866,000	5,739,623
Series A-2
4.784%, due 7/1/58	4,707,000	4,616,587
Series A-1
5.00%, due 7/1/58	2,991,078	2,991,431
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	3,500,000	3,602,368
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds
Series C, Insured: NATL-RE
5.50%, due 6/1/37	950,000	959,967
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds
Series K
5.00%, due 3/1/37	1,705,000	1,785,356
South Bayside Waste Management Authority, Green Bond, Revenue Bonds
Series A, Insured: AGM
5.00%, due 9/1/40	2,435,000	2,571,174
South San Francisco Public Facilities Financing Authority, Multiple Capital Projects at Orange Memorial Park, Revenue Bonds
Series A
5.00%, due 6/1/40	1,150,000	1,257,258
	Principal Amount	Value

Other Revenue (continued)
Southern California Public Power Authority, Southern Transmissional System Renewal Project, Revenue Bonds
Series A
5.201%, due 11/1/38	$ 2,500,000	$ 2,315,715
Stockton Public Financing Authority, Water Revenue, Green Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 10/1/37	2,500,000	2,519,771
Series A, Insured: BAM
5.00%, due 10/1/32	1,275,000	1,378,335
Series A, Insured: BAM
5.00%, due 10/1/34	1,500,000	1,619,245
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
5.00%, due 11/15/27	2,000,000	2,026,923
Series D
5.00%, due 11/15/33	2,495,000	2,524,276
Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp., Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/49	3,000,000	2,755,447
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29 (b)	1,500,000	1,453,440
Series A
5.00%, due 10/1/32	1,150,000	1,091,436
		269,409,819
Transportation 11.6%
Alameda Corridor Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 10/1/36	3,000,000	1,838,560
Series C, Insured: AGM
5.00%, due 10/1/52	3,500,000	3,721,905
Bay Area Toll Authority, Revenue Bonds
Series S-7
4.00%, due 4/1/35	3,500,000	3,539,532

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien (e)
Series A, Insured: AGM
3.50%, due 12/31/35	$ 2,310,000	$ 2,125,045
Series A
5.00%, due 12/31/33	3,800,000	3,767,400
City of Long Beach, Airport System, Revenue Bonds
Series A, Insured: AGM
5.00%, due 6/1/33	550,000	639,122
Series A, Insured: AGM
5.00%, due 6/1/34	410,000	476,207
Series A, Insured: AGM
5.00%, due 6/1/36	800,000	918,502
Series A, Insured: AGM
5.00%, due 6/1/37	750,000	851,331
Series A, Insured: AGM
5.00%, due 6/1/38	750,000	843,895
Series A, Insured: AGM
5.00%, due 6/1/39	500,000	558,032
Series B, Insured: AGM
5.00%, due 6/1/40	750,000	830,836
City of Long Beach, Harbor, Revenue Bonds
Series A
5.00%, due 5/15/37	3,475,000	3,803,968
Series A
5.00%, due 5/15/40 (e)	4,915,000	5,065,226
City of Los Angeles, Department of Airports, Revenue Bonds (e)
Series D
5.00%, due 5/15/30	3,000,000	3,201,990
Series B
5.00%, due 5/15/34	4,625,000	4,854,525
Series D
5.00%, due 5/15/35	2,000,000	2,105,406
Series F
5.00%, due 5/15/38	1,000,000	1,041,773
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien (e)
Series G
4.00%, due 5/15/47	2,000,000	1,886,573
Series C
5.00%, due 5/15/29	5,000,000	5,355,489
	Principal Amount	Value

Transportation (continued)
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien (e) (continued)
Series G
5.50%, due 5/15/38	$ 1,000,000	$ 1,116,464
Series G
5.50%, due 5/15/39	1,375,000	1,528,025
Series G
5.50%, due 5/15/40	4,000,000	4,420,070
Series H
5.50%, due 5/15/47	4,100,000	4,442,898
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A, Insured: AGM
5.50%, due 1/15/31 (a)	2,000,000	2,286,324
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	5,270,000	5,071,145
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (e)
Series A
5.00%, due 3/1/30	1,855,000	1,992,837
Series A
5.00%, due 3/1/47	6,890,000	6,928,539
Oklahoma Turnpike Authority, Revenue Bonds
5.50%, due 1/1/53	5,000,000	5,467,831
Ontario International Airport Authority, Revenue Bonds
Series A, Insured: AGM
4.00%, due 5/15/51	2,000,000	1,922,405
Port of Oakland, Revenue Bonds
Series H
5.00%, due 5/1/29 (e)	1,900,000	2,023,226
San Diego County Regional Airport Authority, Revenue Bonds, Senior Lien (e)
Series B
5.00%, due 7/1/48	2,000,000	2,081,850
Series B
5.25%, due 7/1/36	3,370,000	3,778,349
Series B
5.25%, due 7/1/58	6,000,000	6,292,021
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series (e)
Series E
5.00%, due 5/1/36	$ 1,195,000	$ 1,261,601
Series A
5.00%, due 5/1/44	2,500,000	2,500,440
Series E
5.00%, due 5/1/50	3,460,000	3,520,949
Series C
5.75%, due 5/1/48	14,300,000	15,732,225
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	9,750,000	9,814,648
Series B
5.25%, due 1/15/49	1,915,000	1,926,514
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/50	2,948,000	2,766,817
		134,300,495
Utilities 4.6%
City of Riverside, Electric, Revenue Bonds
Series A
5.00%, due 10/1/41	550,000	621,869
Series A
5.00%, due 10/1/42	515,000	579,922
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/27	1,230,000	1,265,223
Series A
5.00%, due 10/1/33	1,000,000	1,031,537
Series A
5.00%, due 10/1/40	1,000,000	1,011,859
Modesto Irrigation District, Electric System, Revenue Bonds
Series A
5.00%, due 10/1/40	1,690,000	1,723,122
	Principal Amount	Value

Utilities (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC
4.25%, due 7/1/27	$ 460,000	$ 449,614
Series UU, Insured: AGM
5.00%, due 7/1/24	225,000	225,005
Series XX
5.25%, due 7/1/40 (f)(g)	1,000,000	265,000
Sacramento Municipal Utility District, Revenue Bonds
Series H
5.00%, due 8/15/38	4,340,000	4,796,207
Series M
5.00%, due 11/15/44	750,000	832,273
Series M
5.00%, due 11/15/45	2,000,000	2,209,701
Series M
5.00%, due 11/15/49	2,000,000	2,175,694
San Francisco City & County Public Utilities Commission, Power, Revenue Bonds
Series A
4.00%, due 11/1/45	1,920,000	1,930,748
Southern California Public Power Authority, Southern Transmissional System Renewal Project, Revenue Bonds
Series A-1
5.25%, due 7/1/53	17,500,000	19,258,818
Southern California Public Power Authority, Transmission Syetem Renewal, Revenue Bonds (c)
Series 1
5.25%, due 7/1/46	5,855,000	6,601,713
Series 1
5.25%, due 7/1/49	7,500,000	8,386,584
		53,364,889
Water & Sewer 8.3%
California Infrastructure & Economic Development Bank, Clean Water and Drinking Water, Revenue Bonds
4.00%, due 10/1/40	3,500,000	3,649,233
4.00%, due 10/1/45	5,250,000	5,338,362

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
City of Oxnard, Wastewater, Revenue Bonds
Insured: BAM
4.00%, due 6/1/32	$ 1,920,000	$ 1,977,328
Insured: BAM
4.00%, due 6/1/34	2,080,000	2,131,968
Insured: BAM
5.00%, due 6/1/30	1,340,000	1,444,883
City of San Francisco, Public Utilities Commission Water, Revenue Bonds
Series B
5.25%, due 11/1/48	3,945,000	4,454,362
Series B
5.25%, due 11/1/52	2,500,000	2,798,900
East Bay Municipal Utility District, Water System, Revenue Bonds
Series A
5.00%, due 6/1/37	3,000,000	3,454,128
Series A
5.00%, due 6/1/38	1,800,000	2,058,370
Series A
5.00%, due 6/1/49	3,500,000	3,706,464
Series A
5.00%, due 6/1/49	5,000,000	5,472,270
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 1/1/50	2,500,000	2,548,772
Los Angeles Department of Water & Power, Water System, Revenue Bonds
Series C
5.00%, due 7/1/40	2,000,000	2,191,742
Series C
5.00%, due 7/1/41	1,035,000	1,151,493
Series B
5.00%, due 7/1/46	1,575,000	1,697,954
Series A
5.00%, due 7/1/47	1,250,000	1,334,946
Series A
5.00%, due 7/1/49	1,000,000	1,090,303
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series A
5.00%, due 10/1/45	510,000	546,263
	Principal Amount	Value

Water & Sewer (continued)
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds (continued)
Series A
5.00%, due 10/1/46	$ 3,500,000	$ 3,786,760
Oxnard Financing Authority, Waste Water, Revenue Bonds
Insured: AGM
5.00%, due 6/1/34	1,000,000	1,000,499
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series B
5.00%, due 7/1/33 (b)	1,330,000	1,414,620
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (b)
Series 2020A
5.00%, due 7/1/35	8,000,000	8,408,436
Series A
5.00%, due 7/1/37	4,800,000	5,042,642
Series A
5.00%, due 7/1/47	16,295,000	16,509,346
San Diego County Water Authority, Revenue Bonds
Series A
5.00%, due 5/1/52	2,065,000	2,244,521
San Francisco City & County Public Utilities Commission, Wastewater, Revenue Bonds
Series A
4.00%, due 10/1/39	7,295,000	7,247,953
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds
4.00%, due 8/1/36	2,025,000	2,066,572
Watereuse Finance Authority, Vallejo Sanitation And Flood Control District Refunding Program, Revenue Bonds
Series A
5.50%, due 5/1/36	500,000	500,000
		95,269,090
Total Long-Term Municipal Bonds (Cost $1,098,259,693)		1,116,590,399
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes 2.2%
Utilities 2.2%
Los Angeles Department of Water & Power, Power System, Revenue Bonds
Series B-3
3.90%, due 7/1/34 (h)	$ 20,000,000	$ 20,000,000
Sacramento Municipal Utility District, Revenue Bonds
Series C
3.85%, due 8/15/41 (h)	5,000,000	5,000,000
		25,000,000
Total Short-Term Municipal Notes (Cost $25,000,000)		25,000,000
Total Municipal Bonds (Cost $1,123,259,693)		1,141,590,399

	Shares
Short-Term Investment 1.4%
Unaffiliated Investment Company 1.4%
BlackRock Liquidity Funds MuniCash, 3.427% (i)	16,606,226	16,607,887
Total Short-Term Investment (Cost $16,607,887)		16,607,887
Total Investments (Cost $1,139,867,580)	100.3%	1,158,198,286
Other Assets, Less Liabilities	(0.3)	(3,473,205)
Net Assets	100.0%	$ 1,154,725,081

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2024.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Delayed delivery security.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2024.
(e)	Interest on these securities was subject to alternative minimum tax .
(f)	Issue in default.
(g)	Issue in non-accrual status.
(h)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(i)	Current yield as of April 30, 2024.

Futures Contracts
As of April 30, 2024, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(315)	June 2024	$ (34,728,019)	$ (33,842,813)	$ 885,206

1.	As of April 30, 2024, cash in the amount of $669,375 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2024.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay California Tax Free Opportunities Fund

HUD—Housing and Urban Development
NATL-RE—National Public Finance Guarantee Corp.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,116,590,399	$ —	$ 1,116,590,399
Short-Term Municipal Notes	—	25,000,000	—	25,000,000
Total Municipal Bonds	—	1,141,590,399	—	1,141,590,399
Short-Term Investment
Unaffiliated Investment Company	16,607,887	—	—	16,607,887
Total Investments in Securities	16,607,887	1,141,590,399	—	1,158,198,286
Other Financial Instruments
Futures Contracts (b)	885,206	—	—	885,206
Total Investments in Securities and Other Financial Instruments	$ 17,493,093	$ 1,141,590,399	$ —	$ 1,159,083,492

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,139,867,580)	$1,158,198,286
Cash collateral on deposit at broker for futures contracts	669,375
Receivables:
Interest	13,517,278
Fund shares sold	4,279,406
Investment securities sold	2,027,370
Variation margin on futures contracts	162,424
Other assets	22,002
Total assets	1,178,876,141
Liabilities
Due to custodian	148
Payables:
Investment securities purchased	18,675,417
Fund shares redeemed	4,151,271
Manager (See Note 3)	421,089
NYLIFE Distributors (See Note 3)	104,932
Transfer agent (See Note 3)	70,983
Professional fees	44,629
Custodian	36,590
Accrued expenses	21
Distributions payable	645,980
Total liabilities	24,151,060
Net assets	$1,154,725,081
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 119,756
Additional paid-in-capital	1,270,754,824
1,270,874,580
Total distributable earnings (loss)	(116,149,499)
Net assets	$1,154,725,081
Class A
Net assets applicable to outstanding shares	$439,319,051
Shares of beneficial interest outstanding	45,565,150
Net asset value per share outstanding	$ 9.64
Maximum sales charge (3.00% of offering price)	0.30
Maximum offering price per share outstanding	$ 9.94
Investor Class
Net assets applicable to outstanding shares	$ 378,054
Shares of beneficial interest outstanding	39,206
Net asset value per share outstanding	$ 9.64
Maximum sales charge (2.50% of offering price)	0.25
Maximum offering price per share outstanding	$ 9.89
Class C
Net assets applicable to outstanding shares	$ 32,534,242
Shares of beneficial interest outstanding	3,373,775
Net asset value and offering price per share outstanding	$ 9.64
Class C2
Net assets applicable to outstanding shares	$ 2,807,162
Shares of beneficial interest outstanding	291,053
Net asset value and offering price per share outstanding	$ 9.64
Class I
Net assets applicable to outstanding shares	$653,634,331
Shares of beneficial interest outstanding	67,788,275
Net asset value and offering price per share outstanding	$ 9.64
Class R6
Net assets applicable to outstanding shares	$ 26,052,241
Shares of beneficial interest outstanding	2,698,597
Net asset value and offering price per share outstanding	$ 9.65

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay California Tax Free Opportunities Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$22,509,614
Expenses
Manager (See Note 3)	2,464,016
Distribution/Service—Class A (See Note 3)	531,771
Distribution/Service—Investor Class (See Note 3)	514
Distribution/Service—Class C (See Note 3)	81,991
Distribution/Service—Class C2 (See Note 3)	8,723
Transfer agent (See Note 3)	196,412
Professional fees	65,967
Custodian	28,952
Trustees	12,877
Shareholder communication	11,696
Registration	8,251
Miscellaneous	25,508
Total expenses before waiver/reimbursement	3,436,678
Expense waiver/reimbursement from Manager (See Note 3)	(61,072)
Net expenses	3,375,606
Net investment income (loss)	19,134,008
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(2,865,185)
Futures transactions	(118,236)
Net realized gain (loss)	(2,983,421)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	73,517,208
Futures contracts	526,298
Net change in unrealized appreciation (depreciation)	74,043,506
Net realized and unrealized gain (loss)	71,060,085
Net increase (decrease) in net assets resulting from operations	$90,194,093
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 19,134,008	$ 34,339,637
Net realized gain (loss)	(2,983,421)	(37,813,817)
Net change in unrealized appreciation (depreciation)	74,043,506	35,314,412
Net increase (decrease) in net assets resulting from operations	90,194,093	31,840,232
Distributions to shareholders:
Class A	(7,694,684)	(14,220,240)
Investor Class	(7,398)	(16,900)
Class C	(548,101)	(1,108,306)
Class C2	(42,680)	(52,634)
Class I	(11,968,517)	(22,219,696)
Class R6	(367,405)	(211,293)
Total distributions to shareholders	(20,628,785)	(37,829,069)
Capital share transactions:
Net proceeds from sales of shares	313,036,554	602,509,072
Net asset value of shares issued to shareholders in reinvestment of distributions	16,722,888	28,989,054
Cost of shares redeemed	(246,525,844)	(615,175,105)
Increase (decrease) in net assets derived from capital share transactions	83,233,598	16,323,021
Net increase (decrease) in net assets	152,798,906	10,334,184
Net Assets
Beginning of period	1,001,926,175	991,591,991
End of period	$1,154,725,081	$1,001,926,175
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.00	$ 9.02	$ 10.94	$ 10.75	$ 10.76	$ 10.12
Net investment income (loss)	0.16(a)	0.30(a)	0.23(a)	0.20(a)	0.23	0.28
Net realized and unrealized gain (loss)	0.65	0.01	(1.87)	0.23	0.03	0.64
Total from investment operations	0.81	0.31	(1.64)	0.43	0.26	0.92
Less distributions:
From net investment income	(0.17)	(0.33)	(0.28)	(0.24)	(0.27)	(0.28)
Net asset value at end of period	$ 9.64	$ 9.00	$ 9.02	$ 10.94	$ 10.75	$ 10.76
Total investment return (b)	9.05%	3.34%	(15.22)%	4.05%	2.46%	9.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.35%††	3.16%	2.23%	1.80%	1.97%	2.65%
Net expenses (c)	0.75%††	0.75%	0.75%	0.74%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.76%††	0.77%	0.76%	0.76%	0.80%	0.81%
Portfolio turnover rate	20%(d)	66%	70%(d)	17%(d)	29%(d)	47%(d)
Net assets at end of period (in 000’s)	$ 439,319	$ 389,291	$ 395,405	$ 444,628	$ 373,966	$ 292,589

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.00	$ 9.02	$ 10.94	$ 10.76	$ 10.76	$ 10.12
Net investment income (loss)	0.16(a)	0.30(a)	0.22(a)	0.18(a)	0.23	0.28
Net realized and unrealized gain (loss)	0.65	0.01	(1.86)	0.24	0.04	0.64
Total from investment operations	0.81	0.31	(1.64)	0.42	0.27	0.92
Less distributions:
From net investment income	(0.17)	(0.33)	(0.28)	(0.24)	(0.27)	(0.28)
Net asset value at end of period	$ 9.64	$ 9.00	$ 9.02	$ 10.94	$ 10.76	$ 10.76
Total investment return (b)	9.03%	3.31%	(15.24)%	3.93%	2.53%	9.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33%††	3.14%	2.22%	1.61%	1.95%	2.65%
Net expenses (c)	0.78%††	0.78%	0.77%	0.76%	0.77%	0.77%
Expenses (before waiver/reimbursement) (c)	0.79%††	0.80%	0.78%	0.78%	0.82%	0.83%
Portfolio turnover rate	20%(d)	66%	70%(d)	17%(d)	29%(d)	47%(d)
Net assets at end of period (in 000's)	$ 378	$ 433	$ 493	$ 554	$ 672	$ 506

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.00	$ 9.02	$ 10.94	$ 10.76	$ 10.77	$ 10.12
Net investment income (loss)	0.15(a)	0.27(a)	0.20(a)	0.17(a)	0.19	0.25
Net realized and unrealized gain (loss)	0.65	0.02	(1.87)	0.22	0.04	0.65
Total from investment operations	0.80	0.29	(1.67)	0.39	0.23	0.90
Less distributions:
From net investment income	(0.16)	(0.31)	(0.25)	(0.21)	(0.24)	(0.25)
Net asset value at end of period	$ 9.64	$ 9.00	$ 9.02	$ 10.94	$ 10.76	$ 10.77
Total investment return (b)	8.89%	3.05%	(15.45)%	3.67%	2.18%	9.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.07%††	2.89%	1.93%	1.54%	1.70%	2.38%
Net expenses (c)	1.03%††	1.03%	1.02%	1.01%	1.02%	1.02%
Expenses (before waiver/reimbursement) (c)	1.04%††	1.05%	1.03%	1.03%	1.07%	1.08%
Portfolio turnover rate	20%(d)	66%	70%(d)	17%(d)	29%(d)	47%(d)
Net assets at end of period (in 000’s)	$ 32,534	$ 30,932	$ 34,742	$ 58,263	$ 61,662	$ 52,964

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
Class C2		2023	2022	2021	2020
Net asset value at beginning of period	$ 9.00	$ 9.02	$ 10.94	$ 10.75	$ 10.83
Net investment income (loss)	0.14(a)	0.26(a)	0.19(a)	0.28(a)	0.03
Net realized and unrealized gain (loss)	0.65	0.01	(1.88)	0.11	(0.07)
Total from investment operations	0.79	0.27	(1.69)	0.39	(0.04)
Less distributions:
From net investment income	(0.15)	(0.29)	(0.23)	(0.20)	(0.04)
Net asset value at end of period	$ 9.64	$ 9.00	$ 9.02	$ 10.94	$ 10.75
Total investment return (b)	8.81%	2.89%	(15.58)%	3.59%	(0.40)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.91%††	2.74%	1.86%	2.56%	1.49%††
Net expenses (c)	1.18%††	1.18%	1.17%	1.16%	1.16%††
Expenses (before waiver/reimbursement) (c)	1.19%††	1.20%	1.18%	1.18%	1.22%††
Portfolio turnover rate	20%(d)	66%	70%(d)	17%(d)	29%(d)
Net assets at end of period (in 000’s)	$ 2,807	$ 2,168	$ 361	$ 275	$ 25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.00	$ 9.02	$ 10.94	$ 10.76	$ 10.76	$ 10.12
Net investment income (loss)	0.17(a)	0.32(a)	0.25(a)	0.23(a)	0.28	0.31
Net realized and unrealized gain (loss)	0.66	0.02	(1.87)	0.22	0.02	0.64
Total from investment operations	0.83	0.34	(1.62)	0.45	0.30	0.95
Less distributions:
From net investment income	(0.19)	(0.36)	(0.30)	(0.27)	(0.30)	(0.31)
Net asset value at end of period	$ 9.64	$ 9.00	$ 9.02	$ 10.94	$ 10.76	$ 10.76
Total investment return (b)	9.18%	3.60%	(15.01)%	4.21%	2.81%	9.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59%††	3.41%	2.46%	2.05%	2.20%	2.91%
Net expenses (c)	0.50%††	0.50%	0.50%	0.49%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.51%††	0.52%	0.51%	0.51%	0.55%	0.56%
Portfolio turnover rate	20%(d)	66%	70%(d)	17%(d)	29%(d)	47%(d)
Net assets at end of period (in 000’s)	$ 653,634	$ 572,918	$ 555,049	$ 776,207	$ 655,579	$ 429,106

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2024*	Year Ended October 31,			November 1, 2019^ through October 31,
Class R6		2023	2022	2021	2020
Net asset value at beginning of period	$ 9.00	$ 9.03	$ 10.94	$ 10.76	$ 10.77
Net investment income (loss)	0.17(a)	0.33(a)	0.26(a)	0.21(a)	0.25
Net realized and unrealized gain (loss)	0.67	—‡	(1.87)	0.24	0.04
Total from investment operations	0.84	0.33	(1.61)	0.45	0.29
Less distributions:
From net investment income	(0.19)	(0.36)	(0.30)	(0.27)	(0.30)
Net asset value at end of period	$ 9.65	$ 9.00	$ 9.03	$ 10.94	$ 10.76
Total investment return (b)	9.30%	3.49%	(14.90)%	4.23%	2.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.60%††	3.43%	2.57%	1.86%	2.25%
Net expenses (c)	0.48%††	0.48%	0.49%	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.48%††	0.48%	0.49%	0.49%	0.53%
Portfolio turnover rate	20%(d)	66%	70%(d)	17%(d)	29%(d)
Net assets at end of period (in 000’s)	$ 26,052	$ 6,185	$ 5,542	$ 1,759	$ 3,211

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 2013
Investor Class	February 28, 2013
Class C	February 28, 2013
Class C2	August 31, 2020
Class I	February 28, 2013
Class R6	November 1, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and California income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

32	MainStay MacKay California Tax Free Opportunities Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar
33

Notes to Financial Statements (Unaudited) (continued)
assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment

34	MainStay MacKay California Tax Free Opportunities Fund

based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to current economic challenges. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Following the outbreak of COVID-19, the federal government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023, Puerto Rico Electric Power Authority ("PREPA") has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
35

Notes to Financial Statements (Unaudited) (continued)
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full prepetition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is unconfirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled.
Bankruptcy plan confirmation hearings were held in March of 2024 though at the end of May 2024 Judge Swain has not yet ruled on the confirmability of the plan.  Furthermore, as of the end of May 2024, the First Circuit has yet to rule on the appeal of the lien and recourse challenges brought by objecting creditors.  It is unclear what impact if any the 1st Circuit rulings will have on plan confirmation and/or whether any appellate rulings will occur prior to the approval of any plan confirmation by Judge Swain.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2024, the Fund's total Puerto Rico investments is 6.0% of total investments, with 8.7% of that amount insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2024:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$885,206	$885,206
Total Fair Value	$885,206	$885,206

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(118,236)	$(118,236)
Total Net Realized Gain (Loss)	$(118,236)	$(118,236)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$526,298	$526,298
Total Net Change in Unrealized Appreciation (Depreciation)	$526,298	$526,298

36	MainStay MacKay California Tax Free Opportunities Fund

Average Notional Amount	Total
Futures Contracts Short	$(31,915,677)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.43% from $1 billion up to $3 billion and 0.42% in excess of $3 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $2,464,016 and waived fees and/or reimbursed expenses in the amount of $61,072 and paid the Subadvisor fees in the amount of $1,201,472.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $6,695 and $37, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2024, of $24,747 and $3,952, respectively.
37

Notes to Financial Statements (Unaudited) (continued)
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 75,131	$—
Investor Class	134	—
Class C	10,659	—
Class C2	872	—
Class I	109,236	—
Class R6	380	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$24,314	0.9%
Class R6	25,681	0.1
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,146,202,824	$20,457,563	$(8,462,101)	$11,995,462
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $124,211,026, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$57,535	$66,676
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$ 977,265
Exempt Interest Dividends	36,851,804
Total	$37,829,069
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based

38	MainStay MacKay California Tax Free Opportunities Fund

upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $319,618 and $211,407, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	8,130,590	$ 78,677,651
Shares issued to shareholders in reinvestment of distributions	705,044	6,865,673
Shares redeemed	(6,529,173)	(63,006,946)
Net increase (decrease) in shares outstanding before conversion	2,306,461	22,536,378
Shares converted into Class A (See Note 1)	13,363	130,214
Shares converted from Class A (See Note 1)	(29,489)	(284,998)
Net increase (decrease)	2,290,335	$ 22,381,594
Year ended October 31, 2023:
Shares sold	17,324,094	$ 162,169,098
Shares issued to shareholders in reinvestment of distributions	1,334,292	12,668,620
Shares redeemed	(19,318,887)	(181,429,974)
Shares converted into Class A (See Note 1)	99,379	969,646
Shares converted from Class A (See Note 1)	(4,004)	(39,036)
Net increase (decrease)	(565,126)	$ (5,661,646)

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,418	$ 13,689
Shares issued to shareholders in reinvestment of distributions	748	7,285
Shares redeemed	(6,083)	(58,014)
Net increase (decrease) in shares outstanding before conversion	(3,917)	(37,040)
Shares converted from Investor Class (See Note 1)	(4,978)	(48,528)
Net increase (decrease)	(8,895)	$ (85,568)
Year ended October 31, 2023:
Shares sold	4,150	$ 39,305
Shares issued to shareholders in reinvestment of distributions	1,760	16,720
Shares redeemed	(9,497)	(90,292)
Shares converted into Investor Class (See Note 1)	1,035	9,872
Shares converted from Investor Class (See Note 1)	(4,037)	(38,998)
Net increase (decrease)	(6,589)	$ (63,393)

39

Notes to Financial Statements (Unaudited) (continued)
Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	391,951	$ 3,812,383
Shares issued to shareholders in reinvestment of distributions	47,887	466,313
Shares redeemed	(497,654)	(4,826,698)
Net increase (decrease) in shares outstanding before conversion	(57,816)	(548,002)
Shares converted from Class C (See Note 1)	(6,276)	(61,291)
Net increase (decrease)	(64,092)	$ (609,293)
Year ended October 31, 2023:
Shares sold	532,534	$ 5,079,110
Shares issued to shareholders in reinvestment of distributions	95,332	905,763
Shares redeemed	(1,028,354)	(9,799,048)
Shares converted from Class C (See Note 1)	(12,887)	(123,665)
Net increase (decrease)	(413,375)	$ (3,937,840)

Class C2	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	60,641	$ 576,316
Shares issued to shareholders in reinvestment of distributions	4,381	42,680
Shares redeemed	(14,862)	(143,790)
Net increase (decrease)	50,160	$ 475,206
Year ended October 31, 2023:
Shares sold	228,370	$ 2,184,892
Shares issued to shareholders in reinvestment of distributions	5,559	52,634
Shares redeemed	(33,076)	(316,300)
Net increase (decrease)	200,853	$ 1,921,226

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	22,483,041	$ 217,426,181
Shares issued to shareholders in reinvestment of distributions	950,226	9,253,155
Shares redeemed	(17,670,808)	(169,134,756)
Net increase (decrease) in shares outstanding before conversion	5,762,459	57,544,580
Shares converted into Class I (See Note 1)	29,489	284,998
Shares converted from Class I (See Note 1)	(1,686,985)	(16,397,414)
Net increase (decrease)	4,104,963	$ 41,432,164
Year ended October 31, 2023:
Shares sold	44,846,864	$ 426,734,056
Shares issued to shareholders in reinvestment of distributions	1,596,133	15,152,514
Shares redeemed	(44,211,347)	(417,848,215)
Shares converted into Class I (See Note 1)	4,004	39,036
Shares converted from Class I (See Note 1)	(83,490)	(816,855)
Net increase (decrease)	2,152,164	$ 23,260,536

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,285,297	$ 12,530,334
Shares issued to shareholders in reinvestment of distributions	9,010	87,782
Shares redeemed	(965,681)	(9,355,640)
Net increase (decrease) in shares outstanding before conversion	328,626	3,262,476
Shares converted into Class R6 (See Note 1)	1,683,147	16,377,019
Net increase (decrease)	2,011,773	$ 19,639,495
Year ended October 31, 2023:
Shares sold	655,411	$ 6,302,611
Shares issued to shareholders in reinvestment of distributions	20,325	192,803
Shares redeemed	(602,761)	(5,691,276)
Net increase (decrease)	72,975	$ 804,138
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay MacKay California Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay California Tax Free Opportunities Fund  (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other

42	MainStay MacKay California Tax Free Opportunities Fund

items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints,  and voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

44	MainStay MacKay California Tax Free Opportunities Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
45

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
46	MainStay MacKay California Tax Free Opportunities Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022262 MS081-24	MSCTF10-06/24
(NYLIM) NL237

MainStay MacKay High Yield Municipal Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	3/31/2010	8.85%	2.02%	0.89%	3.57%	0.87%
		Excluding sales charges		12.21	5.18	1.82	4.04	0.87
Investor Class Shares[4,5]	Maximum 2.50% Initial Sales Charge	With sales charges	3/31/2010	9.41	2.62	0.88	3.56	0.89
		Excluding sales charges		12.21	5.25	1.81	4.04	0.89
Class C Shares	Maximum 1.00% CDSC	With sales charges	3/31/2010	10.72	3.38	1.05	3.25	1.64
	if Redeemed Within One Year of Purchase	Excluding sales charges		11.72	4.38	1.05	3.25	1.64
Class I Shares	No Sales Charge		3/31/2010	12.34	5.53	2.08	4.31	0.62
Class R6 Shares	No Sales Charge		11/1/2019	12.38	5.60	N/A	1.41	0.56

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[2]	7.06%	2.08%	1.26%	2.41%
Bloomberg High Yield Municipal Bond Index[3]	11.97	6.63	2.78	4.37
High Yield Municipal Bond Composite Index[4]	9.99	4.80	2.20	3.60
Morningstar High Yield Muni Category Average[5]	10.31	4.18	1.18	3.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Bloomberg Municipal Bond Index, which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
3.	The Bloomberg Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated U.S. dollar-denominated tax-exempt bond market.
4.	The High Yield Municipal Bond Composite Index consists of the Bloomberg High Yield Municipal Bond Index and the Bloomberg Municipal Bond Index weighted 60%/40%, respectively.
5.	The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,122.10	$4.59	$1,020.54	$4.37	0.87%
Investor Class Shares	$1,000.00	$1,122.10	$4.70	$1,020.44	$4.47	0.89%
Class C Shares	$1,000.00	$1,117.20	$8.63	$1,016.71	$8.22	1.64%
Class I Shares	$1,000.00	$1,123.40	$3.22	$1,021.83	$3.07	0.61%
Class R6 Shares	$1,000.00	$1,123.80	$2.90	$1,022.13	$2.77	0.55%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2024 (Unaudited)
Puerto Rico	10.5%
Illinois	10.3
California	9.4
New York	8.8
Texas	4.8
Ohio	4.5
Pennsylvania	3.8
New Jersey	3.5
Florida	3.2
Michigan	3.1
Wisconsin	2.7
U.S. Virgin Islands	2.5
Colorado	2.3
Alabama	2.3
District of Columbia	2.0
Virginia	2.0
Georgia	2.0
Utah	1.5
Washington	1.4
Arizona	1.4
Maryland	1.2
Kentucky	1.2
Massachusetts	1.0
Arkansas	1.0
Iowa	1.0
New Hampshire	1.0
Minnesota	0.9
South Carolina	0.8
Connecticut	0.7
Indiana	0.7%
North Carolina	0.7
Delaware	0.6
Missouri	0.6
North Dakota	0.5
Tennessee	0.5
Hawaii	0.5
West Virginia	0.4
Guam	0.4
Multi–State	0.3
Nevada	0.3
Kansas	0.3
Alaska	0.2
Montana	0.2
Rhode Island	0.2
Oregon	0.1
Idaho	0.1
Louisiana	0.1
Oklahoma	0.1
Vermont	0.1
Mississippi	0.1
Wyoming	0.1
Maine	0.0‡
Nebraska	0.0‡
Short–Term Investment	1.0
Other Assets, Less Liabilities	1.1
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Commonwealth of Puerto Rico, (zero coupon)-4.00%, due 7/1/33–11/1/51
2.	Metropolitan Pier & Exposition Authority, (zero coupon)-5.00%, due 6/15/30–12/15/56
3.	Puerto Rico Sales Tax Financing Corp., (zero coupon)-5.00%, due 7/1/31–7/1/58
4.	New York Transportation Development Corp., 4.00%-5.375%, due 10/1/30–6/30/60
5.	Chicago Board of Education, (zero coupon)-7.00%, due 12/1/27–12/1/47
6.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 3.50%-5.00%, due 7/1/26–7/1/47
7.	Public Finance Authority, (zero coupon)-9.00%, due 10/1/24–5/1/71
8.	Buckeye Tobacco Settlement Financing Authority, 4.00%-5.00%, due 6/1/48–6/1/55
9.	Matching Fund Special Purpose Securitization Corp., 5.00%, due 10/1/30–10/1/39
10.	Metropolitan Transportation Authority, 4.00%-5.00%, due 11/15/27–11/15/52

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 97.0%
Long-Term Municipal Bonds 92.0%
Alabama 2.3%
Alabama Special Care Facilities Financing Authority, Methodist Home for the Aging, Revenue Bonds
Series 1
5.75%, due 6/1/45	$ 1,250,000	$ 1,105,316
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
4.12%, due 10/1/52	27,720,000	27,078,806
Cooper Green Mercy Health Services Authority, County of Jefferson Indigent Care Fund, Revenue Bonds
Series A
5.25%, due 9/1/42	4,950,000	5,246,824
County of Jefferson, Sewer, Revenue Bonds
5.25%, due 10/1/40	5,000,000	5,482,311
5.25%, due 10/1/41	5,000,000	5,449,914
5.25%, due 10/1/42	6,250,000	6,780,047
5.25%, due 10/1/43	6,250,000	6,759,739
5.25%, due 10/1/45	8,000,000	8,578,289
5.25%, due 10/1/49	22,300,000	23,497,604
5.50%, due 10/1/53	2,100,000	2,249,230
Hoover Industrial Development Board, United States Steel Corp., Green Bond, Revenue Bonds
6.375%, due 11/1/50 (a)(b)	3,140,000	3,446,274
Lower Alabama Gas District (The), Revenue Bonds
Series A
5.00%, due 9/1/46	17,360,000	17,884,419
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds
Series A
5.00%, due 10/1/43	4,780,000	4,628,582
Prichard Water Works & Sewer Board, Revenue Bonds
4.00%, due 11/1/49	6,000,000	3,767,623
Southeast Energy Authority, A Cooperative District, Project No. 2, Revenue Bonds
Series B
4.00%, due 12/1/51 (b)	8,400,000	8,226,246
	Principal Amount	Value

Alabama (continued)
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (c)
Series A
4.50%, due 5/1/32	$ 11,736,585	$ 11,728,761
Series A
5.25%, due 5/1/44	57,940,000	58,065,950
		199,975,935
Alaska 0.2%
Alaska Industrial Development & Export Authority, Dena' Nena' Henash, Revenue Bonds
Series A
4.00%, due 10/1/49	15,440,000	13,836,982
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/40	1,795,000	1,690,935
Series A
5.00%, due 6/1/50	3,485,000	3,133,312
		18,661,229
Arizona 1.4%
Arizona Industrial Development Authority, GreatHearts Arizona Project, Revenue Bonds
Series A, Insured: SD CRED PROG
3.00%, due 7/1/46	4,265,000	3,182,328
Series A, Insured: SD CRED PROG
3.00%, due 7/1/52	9,525,000	6,671,139
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	2,500,000	2,378,286
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC, Revenue Bonds
Series A
4.00%, due 11/1/45	5,470,000	5,069,140
Series A
4.00%, due 11/1/46	1,000,000	920,667
Series A
4.00%, due 11/1/51	3,405,000	3,023,616

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC, Revenue Bonds (continued)
Series A
4.25%, due 11/1/52	$ 2,000,000	$ 1,843,981
Arizona Industrial Development Authority, University of Indianapolis, Health Pavilion Project, Revenue Bonds
Series A
4.00%, due 10/1/49	1,000,000	809,770
Series A
5.00%, due 10/1/45	1,875,000	1,839,326
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series A
4.00%, due 11/1/49	4,865,000	4,374,097
Arizona Industrial Development Authority, Macombs Facility Project, Revenue Bonds
Series A
4.00%, due 7/1/51	3,000,000	2,470,689
Series A
4.00%, due 7/1/61	1,830,000	1,442,207
Arizona Industrial Development Authority, Jerome Facility Project, Revenue Bonds
Series B
4.00%, due 7/1/51	1,420,000	1,169,459
Series B
4.00%, due 7/1/61	1,000,000	788,091
Arizona Industrial Development Authority, Odyssey Preparatory Academy, Inc. (The), Revenue Bonds (c)
Series A
4.75%, due 7/1/29	2,565,000	2,563,680
5.00%, due 7/1/54	2,000,000	1,745,035
Arizona Industrial Development Authority, Idaho State Tax Commission, Linder Village Project, Revenue Bonds
5.00%, due 6/1/31 (c)	3,700,000	3,694,151
	Principal Amount	Value

Arizona (continued)
Arizona Industrial Development Authority, Arizona Agribusiness and Equine Center, Inc., Revenue Bonds (c)
Series B
5.00%, due 3/1/37	$ 3,030,000	$ 2,937,704
Series B
5.00%, due 3/1/42	3,185,000	2,957,397
Arizona Industrial Development Authority, Provident Group-NCCU Properties LLC, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/1/49	2,650,000	2,713,771
Series A, Insured: BAM
5.00%, due 6/1/54	2,850,000	2,904,581
Arizona Industrial Development Authority, Somerset Academy of Las Vegas Lone Mountain Campus, Revenue Bonds
Series A
5.00%, due 12/15/49 (c)	1,900,000	1,750,607
Arizona Industrial Development Authority, Mater Academy of Nevada, Bonanza Campus Project, Revenue Bonds
Series A
5.00%, due 12/15/50 (c)	1,500,000	1,407,655
Arizona Industrial Development Authority, Provident Group, Eastern Michigan University Parking Project, Revenue Bonds
5.00%, due 5/1/51 (d)(e)	1,000,000	550,000
Arizona Industrial Development Authority, Revenue Bonds
Series C
6.00%, due 7/1/29 (c)	3,300,000	3,134,433
Arizona Industrial Development Authority, American Charter Schools Foundation, Revenue Bonds (c)
6.00%, due 7/1/37	2,910,000	2,987,104
6.00%, due 7/1/47	7,010,000	7,111,922
City of Phoenix, Downtown Phoenix Student Housing LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	1,000,000	1,008,668

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
City of Phoenix, Basis Schools Project, Revenue Bonds (c)
Series A
5.00%, due 7/1/45	$ 1,000,000	$ 954,701
Series A
5.00%, due 7/1/46	3,820,000	3,618,467
City of Phoenix, Downtown Phoenix Student Housing II LLC, Revenue Bonds
Series A
5.00%, due 7/1/59	2,200,000	2,048,055
City of Phoenix, Espiritu Community Development Corp., Revenue Bonds
Series A
6.25%, due 7/1/36	820,000	784,945
Glendale Industrial Development Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.125%, due 7/1/33 (a)	2,000,000	1,612,317
Glendale Industrial Development Authority, People of Faith, Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 5/15/56	8,150,000	7,016,423
Industrial Development Authority of the County of Pima (The), American Leadership Academy Project, Revenue Bonds (c)
4.00%, due 6/15/51	8,400,000	6,497,294
4.00%, due 6/15/57	1,000,000	742,137
5.625%, due 6/15/45	3,685,000	3,692,283
Industrial Development Authority of the County of Pima (The), Charter Schools Project, Revenue Bonds
Series Q
5.375%, due 7/1/31	1,045,000	1,034,226
Maricopa County Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds
Series A
4.00%, due 7/1/51 (c)	530,000	411,704
	Principal Amount	Value

Arizona (continued)
Maricopa County Industrial Development Authority, Legacy Traditional Schools Project, Revenue Bonds
Series A
4.00%, due 7/1/56 (c)	$ 1,220,000	$ 921,546
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds
5.00%, due 7/1/35	3,000,000	3,012,609
Maricopa County Pollution Control Corp., El Paso Electric Co. Project, Revenue Bonds
Series B
3.60%, due 4/1/40	8,650,000	7,426,291
Pinal County Industrial Development Authority, WOF SW GGP 1 LLC, Revenue Bonds (a)(f)
Series A
5.50%, due 10/1/33 (c)	7,673,000	7,378,334
Series B
5.50%, due 10/1/33	2,000,000	1,923,194
		122,524,030
Arkansas 1.0%
Arkansas Development Finance Authority, Washington Regional Medical Center, Revenue Bonds
4.00%, due 2/1/42	4,390,000	3,810,258
Arkansas Development Finance Authority, Baptist Health, Revenue Bonds
4.00%, due 12/1/44	650,000	606,405
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds (a)(c)
4.50%, due 9/1/49	55,600,000	54,444,098
Series A
4.75%, due 9/1/49	16,950,000	16,606,366
Arkansas Development Finance Authority, United States Steel Corp., Revenue Bonds
5.70%, due 5/1/53 (a)	7,900,000	8,124,551
		83,591,678
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California 7.2%
Alameda Corridor Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 10/1/35	$ 3,440,000	$ 2,224,971
Bassett Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series C, Insured: NATL-RE
(zero coupon), due 8/1/41	2,050,000	930,721
Series C, Insured: NATL-RE
(zero coupon), due 8/1/42	2,000,000	859,841
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series C
5.25%, due 1/1/54 (b)	5,350,000	5,584,275
California Community Housing Agency, Summit at Sausalito Apartments, Revenue Bonds
Series A-1
3.00%, due 2/1/57 (c)	3,500,000	2,386,196
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 2/1/56 (c)	36,500,000	29,969,409
California Community Housing Agency, Essential Housing, Serenity at Larkspur Apartments, Revenue Bonds
Series A
5.00%, due 2/1/50 (c)	3,895,000	2,723,897
California Enterprise Development Authority, Provident Group-Pomona Properties LLC, Revenue Bonds
Series A
5.00%, due 1/15/39	650,000	698,112
Series A
5.00%, due 1/15/45	1,000,000	1,045,513
California Health Facilities Financing Authority, CommonSpirit Health, Revenue Bonds
Series A
4.00%, due 4/1/49	7,255,000	6,839,797
	Principal Amount	Value

California (continued)
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/47	$ 5,215,000	$ 5,284,916
California Infrastructure & Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series B
4.00%, due 11/1/46	3,060,000	2,858,083
California Infrastructure & Economic Development Bank, WFCS Portfolio Projects, Revenue Bonds
Series A-1
5.00%, due 1/1/55 (c)	3,225,000	2,711,929
California Municipal Finance Authority, Ochard Park Student Housing Project, Revenue Bonds
Insured: BAM
3.00%, due 5/15/51	3,095,000	2,312,701
Insured: BAM
3.00%, due 5/15/54	1,500,000	1,089,448
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien (a)
Series A, Insured: AGM
3.25%, due 12/31/32	3,910,000	3,605,589
Series A, Insured: AGM
3.50%, due 12/31/35	2,055,000	1,890,462
Series A, Insured: AGM
4.00%, due 12/31/47	9,380,000	8,657,389
Series A
5.00%, due 12/31/43	5,745,000	5,651,357
California Municipal Finance Authority, Republic Services, Inc., Revenue Bonds (a)(b)
Series A
3.875%, due 3/1/54	15,500,000	15,392,917
Series A
4.375%, due 9/1/53	3,750,000	3,853,209
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (a)	18,575,000	18,470,655

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, HumanGood California Obligated Group, Revenue Bonds
4.00%, due 10/1/49	$ 1,785,000	$ 1,585,686
California Municipal Finance Authority, William Jessup University, Revenue Bonds (c)
5.00%, due 8/1/28	1,000,000	975,670
5.00%, due 8/1/48	2,675,000	2,225,194
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds
Series A
5.00%, due 7/1/46 (c)	2,665,000	2,544,561
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
Insured: BAM
5.00%, due 5/15/48	19,250,000	19,711,615
Insured: BAM
5.00%, due 5/15/51	19,275,000	19,672,086
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/49 (c)	2,000,000	1,770,901
California Municipal Finance Authority, Baptist University, Revenue Bonds
Series A
5.375%, due 11/1/40 (c)	3,000,000	3,016,031
California Pollution Control Financing Authority, Republic Services, Inc., Revenue Bonds (a)(b)(c)
Series A-1
4.05%, due 11/1/42	5,500,000	5,499,624
Series A-2
4.05%, due 11/1/42	13,000,000	12,999,375
4.125%, due 7/1/43	22,705,000	22,660,857
California Public Finance Authority, Enso Village Project, Revenue Bonds (c)
Series B-2
2.375%, due 11/15/28	1,260,000	1,226,826
	Principal Amount	Value

California (continued)
California Public Finance Authority, Enso Village Project, Revenue Bonds (c) (continued)
Series A
5.00%, due 11/15/46	$ 750,000	$ 672,450
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (c)	5,265,000	5,476,988
California Public Finance Authority, California University of Science & Medicine, Revenue Bonds
Series B
7.50%, due 7/1/36 (c)	8,840,000	8,670,106
California School Finance Authority, Granada Hills Charter High School Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/48 (c)	675,000	559,345
California School Finance Authority, Vista Charter Public Schools, Revenue Bonds (c)
Series A
4.00%, due 6/1/51	2,910,000	2,305,761
Series A
4.00%, due 6/1/61	1,840,000	1,386,898
California School Finance Authority, Hawking STEAM Charter Schools, Inc., Revenue Bonds
Series A
5.00%, due 7/1/42 (c)	1,360,000	1,371,603
California School Finance Authority, High Tech High Learning Project, Revenue Bonds
Series A
5.00%, due 7/1/49 (c)	3,000,000	2,831,760
California School Finance Authority, Teach Public Schools, Revenue Bonds
Series A
5.00%, due 6/1/58 (c)	2,000,000	1,835,237
California School Finance Authority, Aspire Public Schools, Revenue Bonds
Series A
5.00%, due 8/1/59 (c)	1,800,000	1,707,925
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds
Series A
1.75%, due 9/1/29	$ 7,200,000	$ 6,203,232
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series 2021A
4.00%, due 9/2/41	1,000,000	890,436
Series A
4.00%, due 9/2/51	995,000	801,649
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
4.375%, due 1/1/48	2,185,000	2,154,612
5.00%, due 1/1/48	7,150,000	7,383,549
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (c)
Series A
5.00%, due 6/1/36	2,250,000	2,270,688
Series A
5.00%, due 6/1/46	2,000,000	1,968,390
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds (c)
Series A
5.00%, due 12/1/46	18,170,000	18,205,493
Series A
5.25%, due 12/1/56	3,970,000	3,989,018
California Statewide Communities Development Authority, Irvine Campus Apartments, Revenue Bonds
5.00%, due 5/15/50	2,000,000	2,002,686
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	680,813
5.875%, due 11/1/43	435,000	435,373
	Principal Amount	Value

California (continued)
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43 (c)	$ 3,185,000	$ 3,189,039
Cathedral City Public Financing Authority, Capital Appreciation, Tax Allocation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/26	1,085,000	993,127
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien
Series G
5.00%, due 5/15/47 (a)	6,000,000	6,254,541
City of South San Francisco, Community Facilities District No. 2021-01, Special Tax
5.00%, due 9/1/52	1,500,000	1,506,745
CMFA Special Finance Agency VIII, Elan Huntington Beach, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (c)	1,500,000	996,961
CMFA Special Finance Agency XII, Allure Apartments, Revenue Bonds, Senior Lien
Series A-1
3.25%, due 2/1/57 (c)	5,500,000	3,963,697
County of Placer, Community Facilities District No. 2017-1, Area No. 1, Special Tax
3.00%, due 9/1/41	1,000,000	760,385
4.00%, due 9/1/51	3,270,000	2,797,359
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 12/1/56 (c)	2,750,000	1,897,021
CSCDA Community Improvement Authority, Theo Pasadena, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 5/1/57 (c)	11,100,000	7,636,214

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
Series A-2
4.00%, due 9/1/56 (c)	$ 10,060,000	$ 7,232,159
CSCDA Community Improvement Authority, Altana Glendale, Revenue Bonds
Series A-2
4.00%, due 10/1/56 (c)	9,100,000	6,933,639
CSCDA Community Improvement Authority, Escondido Portfolio, Revenue Bonds, Senior Lien
Series A-2
4.00%, due 6/1/58 (c)	4,750,000	3,541,117
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2, Insured: AGM-CR
3.50%, due 1/15/53	13,265,000	11,305,114
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series C, Insured: AGM-CR
4.00%, due 1/15/43	16,904,000	16,744,825
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	27,304,000	26,273,725
Series A, Insured: AGM-CR
4.00%, due 1/15/46	27,795,000	27,325,979
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66 (g)	490,885,000	49,845,887
Golden State Tobacco Securitization Corp., Tobacco Settlement, Revenue Bonds
Series B-1
3.85%, due 6/1/50	1,335,000	1,218,482
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien (c)
Series A
5.00%, due 7/1/45	12,080,000	11,172,851
	Principal Amount	Value

California (continued)
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien (c) (continued)
Series A
5.00%, due 7/1/61	$ 58,400,000	$ 52,358,578
Inland Empire Tobacco Securitization Corp., Revenue Bonds
Series D
(zero coupon), due 6/1/57	246,450,000	20,177,773
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds
Series B
4.448%, due 7/1/27	21,900,000	21,790,875
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series B-1
3.00%, due 6/1/49	1,945,000	1,469,842
Rohnerville School District, Election 2010, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/42	1,000,000	445,216
Series B, Insured: AGM
(zero coupon), due 8/1/47	1,000,000	340,895
San Diego County Regional Airport Authority, Revenue Bonds
Series B
4.00%, due 7/1/56 (a)	11,160,000	9,985,091
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/50	7,300,000	6,851,346
Santa Ana Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGC
(zero coupon), due 8/1/47	24,400,000	7,632,259
Sierra Kings Health Care District, Unlimited General Obligation
5.00%, due 8/1/37	2,465,000	2,479,743
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Stockton Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series D, Insured: AGM
(zero coupon), due 8/1/42	$ 8,780,000	$ 3,960,989
Sutter Union High School District, Election 2008, Unlimited General Obligation
Series B
(zero coupon), due 6/1/50	16,010,000	2,520,690
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/54	18,500,000	3,582,116
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Revenue Bonds
Series A
5.00%, due 6/1/48	1,250,000	1,289,831
West Contra Costa Healthcare District, Special Tax
3.00%, due 7/1/42	5,620,000	4,599,653
		623,807,589
Colorado 2.3%
3rd and Havana Metropolitan District, Tax Supported, Limited General Obligation
Series A
5.25%, due 12/1/49	2,250,000	1,877,250
Allison Valley Metropolitan District No. 2, Limited General Obligation
4.70%, due 12/1/47	2,500,000	2,055,688
Arkansas River Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/38	6,900,000	7,035,597
Series A
5.00%, due 10/1/43	7,025,000	7,107,272
	Principal Amount	Value

Colorado (continued)
Broadway Park North Metropolitan District No. 2, Limited General Obligation (c)
5.00%, due 12/1/40	$ 1,000,000	$ 939,833
5.00%, due 12/1/49	1,000,000	908,906
Broadway Station Metropolitan District No. 2, Limited General Obligation
Series A
5.125%, due 12/1/48	3,000,000	2,385,957
Citadel on Colfax Business Improvement District, Revenue Bonds
Series A
5.35%, due 12/1/50	1,000,000	891,833
City & County of Denver, United Airlines, Inc., Project, Revenue Bonds
5.00%, due 10/1/32 (a)	6,800,000	6,795,079
City of Fruita Healthcare, Canyons Hospital & Medical Center Project, Revenue Bonds
Series A
5.50%, due 1/1/48 (c)	9,650,000	8,917,056
Colorado Educational & Cultural Facilities Authority, Northeast Campus Project, Revenue Bonds
Insured: Moral Obligation State Intercept
3.00%, due 8/1/51	3,420,000	2,247,564
Colorado Educational & Cultural Facilities Authority, New Summit Academy, Revenue Bonds
Series A
4.00%, due 7/1/41 (c)	2,600,000	2,177,842
Colorado Educational & Cultural Facilities Authority, New Vision Chater School, Revenue Bonds
Series A, Insured: BAM Moral Obligation
4.00%, due 6/1/42	2,635,000	2,429,468
Series A, Insured: BAM Moral Obligation
4.00%, due 6/1/52	4,700,000	4,037,467
Series A, Insured: BAM Moral Obligation
4.00%, due 6/1/56	6,255,000	5,249,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-2, Insured: BAM
3.25%, due 8/1/49	$ 11,600,000	$ 8,775,589
Series A-1
4.00%, due 8/1/44	4,750,000	4,464,131
Series A-2
4.00%, due 8/1/49	21,105,000	19,196,536
Series A-2
5.00%, due 8/1/44	11,425,000	11,745,655
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds
Series A
5.00%, due 12/1/35	3,500,000	3,504,340
Series A
5.00%, due 12/1/48	6,715,000	6,412,636
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds
Series A
5.75%, due 2/1/44	5,330,000	5,331,728
Copper Ridge Metropolitan District, Revenue Bonds
5.00%, due 12/1/39	3,750,000	3,498,909
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificate of Participation
5.00%, due 12/1/48	1,755,000	1,635,132
Denver Health & Hospital Authority, Revenue Bonds
Series A
5.25%, due 12/1/45	4,250,000	4,251,044
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/25	245,000	233,063
Series B, Insured: NATL-RE
(zero coupon), due 9/1/29	4,510,000	3,731,374
Series B, Insured: NATL-RE
(zero coupon), due 9/1/30	500,000	398,724
Series B, Insured: NATL-RE
(zero coupon), due 9/1/35	2,245,000	1,307,893
Series B, Insured: NATL-RE
(zero coupon), due 9/1/37	1,170,000	612,317
	Principal Amount	Value

Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds (continued)
Series A
(zero coupon), due 9/1/39	$ 1,800,000	$ 930,821
Series B, Insured: NATL-RE
(zero coupon), due 9/1/39	515,000	241,856
Series A
(zero coupon), due 9/1/40	3,450,000	1,681,616
Series A
(zero coupon), due 9/1/41	3,925,000	1,815,605
Eagle County Airport Terminal Corp., Revenue Bonds
Series B
5.00%, due 5/1/33 (a)	1,450,000	1,486,486
Evan's Place Metropolitan District, Limited General Obligation
Series A(3)
5.00%, due 12/1/50	2,660,000	2,372,009
Green Gables Metropolitan District No. 2, Limited General Obligation
Series A, Insured: BAM
5.125%, due 12/1/53	675,000	693,624
Series A, Insured: BAM
5.25%, due 12/1/58	575,000	591,882
Johnstown Plaza Metropolitan District, Limited General Obligation
4.25%, due 12/1/46	9,078,000	7,363,050
Jones District Community Authority Board, Revenue Bonds
Series A
(zero coupon), due 12/1/50 (f)	4,550,000	4,043,762
Karl's Farm Metropolitan District No. 2, Limited General Obligation
Series A(3)
5.625%, due 12/1/50 (c)	1,485,000	1,375,504
Mirabelle Metropolitan District No. 2, Limited General Obligation, Senior Lien
Series A
5.00%, due 12/1/39	700,000	671,321
Series A
5.00%, due 12/1/49	1,250,000	1,126,803
North Range Metropolitan District No. 3, Limited General Obligation
Series 2020A-3
5.25%, due 12/1/50	1,000,000	952,680
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Park Creek Metropolitan District, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 12/1/37	$ 2,790,000	$ 2,803,070
Series A, Insured: AGM
4.00%, due 12/1/46	20,600,000	19,526,925
Park Creek Metropolitan District, Senior Ltd., Property, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/1/45	4,000,000	3,931,842
Prairie Center Metropolitan District No. 3, Limited General Obligation
Series A
5.875%, due 12/15/46	2,125,000	2,231,250
Raindance Metropolitan District No. 2, Limited General Obligation
Series A
5.00%, due 12/1/49	2,500,000	2,259,801
Southglenn Metropolitan District, Special Revenue, Limited General Obligation
5.00%, due 12/1/46	2,100,000	1,896,035
Sterling Ranch Community Authority Board, Colorado Limited Tax Supported and Special Revenue Senior Bonds, Revenue Bonds
Series A
4.25%, due 12/1/50	1,250,000	1,047,754
Village Metropolitan District (The), Special Revenue and Limited Property Tax, Limited General Obligation
5.00%, due 12/1/40	750,000	726,978
Villages at Castle Rock Metropolitan District No. 6, Limited General Obligation
Series A
4.125%, due 12/1/51 (c)	17,949,000	13,429,417
		203,355,448
Connecticut 0.4%
City of New Haven, Unlimited General Obligation
Series A
4.00%, due 8/1/40	2,000,000	1,883,345
	Principal Amount	Value

Connecticut (continued)
City of West Haven, Unlimited General Obligation
Insured: BAM
4.00%, due 9/15/41	$ 1,130,000	$ 1,102,479
Connecticut State Health & Educational Facilities Authority, Yale University, Revenue Bonds
Series A
0.375%, due 7/1/35 (b)	100,000	99,038
Connecticut State Health & Educational Facilities Authority, University of Hartford (The), Revenue Bonds
Series N
4.00%, due 7/1/39	5,550,000	4,531,496
Series N
4.00%, due 7/1/49	4,000,000	2,909,956
Series N
5.00%, due 7/1/31	575,000	572,227
Series N
5.00%, due 7/1/32	575,000	570,403
Series N
5.00%, due 7/1/33	475,000	469,472
Series N
5.00%, due 7/1/34	700,000	689,005
Connecticut State Health & Educational Facilities Authority, Jerome Home, Revenue Bonds
Series E
4.00%, due 7/1/51	1,250,000	935,795
Connecticut State Health & Educational Facilities Authority, Mary Wade Home Obligated Group, Revenue Bonds (c)
Series A-1
4.50%, due 10/1/34	2,350,000	2,054,921
Series A-1
5.00%, due 10/1/39	1,000,000	857,886
Connecticut State Health & Educational Facilities Authority, McLean Issue, Revenue Bonds
Series A
5.00%, due 1/1/30 (c)	500,000	485,572

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, University of New Haven, Inc., Revenue Bonds
Series K-3
5.00%, due 7/1/48	$ 3,445,000	$ 3,151,330
Connecticut State Health & Educational Facilities Authority, Griffin Health Obligated Group, Revenue Bonds
Series G-1
5.00%, due 7/1/50 (c)	1,750,000	1,509,716
Connecticut State Health & Educational Facilities Authority, Church Home of Hartford Obligated Group, Revenue Bonds
Series A
5.00%, due 9/1/53 (c)	2,235,000	1,817,920
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds
Series B, Insured: BAM
3.25%, due 11/15/35 (a)	5,300,000	4,725,159
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds
Series A
5.00%, due 2/1/36	1,475,000	1,477,245
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, Tax Allocation (c)
4.00%, due 4/1/31	700,000	660,518
4.00%, due 4/1/36	1,090,000	978,714
4.00%, due 4/1/41	1,785,000	1,513,117
4.00%, due 4/1/51	1,250,000	983,664
		33,978,978
Delaware 0.6%
County of Kent, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A
5.00%, due 7/1/40	1,050,000	1,056,942
Series A
5.00%, due 7/1/48	2,735,000	2,715,847
	Principal Amount	Value

Delaware (continued)
County of Kent, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds (continued)
Series A
5.00%, due 7/1/53	$ 4,040,000	$ 3,960,709
Series A
5.00%, due 7/1/58	8,100,000	7,829,269
Delaware State Economic Development Authority, Newark Charter School, Inc., Revenue Bonds
4.00%, due 9/1/51	1,600,000	1,320,952
5.00%, due 9/1/50	2,100,000	2,075,199
Delaware State Economic Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group, Revenue Bonds
Series B
5.25%, due 11/15/53	4,790,000	4,893,442
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds
4.25%, due 6/1/38	2,235,000	2,078,244
4.375%, due 6/1/48	9,300,000	8,194,104
5.00%, due 6/1/37	1,000,000	1,002,114
Delaware State Health Facilities Authority, Christiana Care Health System, Revenue Bonds
Series A
5.00%, due 10/1/45	7,950,000	8,224,265
Delaware State Health Facilities Authority, Beebe Medical Center, Inc., Revenue Bonds
5.00%, due 6/1/48	4,700,000	4,490,499
		47,841,586
District of Columbia 1.9%
District of Columbia, Tobacco Settlement Financing Corp., Asset Backed, Revenue Bonds
Series A
(zero coupon), due 6/15/46	82,000,000	19,127,738
District of Columbia, KIPP DC Project, Revenue Bonds
4.00%, due 7/1/49	2,420,000	2,096,767
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
District of Columbia, Provident Group-Howard Properties LLC, Revenue Bonds
5.00%, due 10/1/30	$ 1,410,000	$ 1,409,987
5.00%, due 10/1/45	5,055,000	4,818,443
District of Columbia, Friendship Public Charter School, Revenue Bonds
Series A
5.00%, due 6/1/46	1,400,000	1,387,376
District of Columbia, International School Obligated Group, Revenue Bonds
5.00%, due 7/1/54	2,550,000	2,509,825
District of Columbia, Revenue Bonds
5.00%, due 6/1/55	4,110,000	3,548,042
District of Columbia, Methodist Home, Revenue Bonds
Series A
5.25%, due 1/1/39	1,015,000	884,818
Metropolitan Washington Airports Authority, Dulles Toll Road, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 10/1/39	5,005,000	2,413,485
Metropolitan Washington Airports Authority, Dulles Toll Road, Revenue Bonds, Sub. Lien
Series B
4.00%, due 10/1/49	98,895,000	90,302,656
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 10/1/52	4,000,000	3,772,252
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Sub. Lien
Series B, Insured: AGM
4.00%, due 10/1/53	12,950,000	12,028,926
	Principal Amount	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority, Revenue Bonds (a)
Series A
5.00%, due 10/1/32	$ 15,750,000	$ 16,143,435
Series A
5.00%, due 10/1/46	7,795,000	8,088,847
		168,532,597
Florida 3.1%
Capital Projects Finance Authority, Provident Group - Continuum Properties LLC, Revenue Bonds, Senior Lien
Series A-1
5.00%, due 11/1/53	3,125,000	3,020,984
Capital Trust Agency, Inc., Wonderful Foundations Charter School, Revenue Bonds
Series B
(zero coupon), due 1/1/60	16,000,000	1,146,162
Series A-1
5.00%, due 1/1/55 (c)	1,750,000	1,446,722
Capital Trust Agency, Inc., Odyssey Charter School, Inc., Revenue Bonds
Series A
5.50%, due 7/1/47 (c)	2,000,000	1,979,173
Celebration Community Development District, Assessment Area 1 Project, Special Assessment
3.125%, due 5/1/41	590,000	499,800
4.00%, due 5/1/51	845,000	713,916
CFM Community Development District, Capital Improvement, Special Assessment
3.35%, due 5/1/41	200,000	159,161
4.00%, due 5/1/51	290,000	233,648
Charlotte County Industrial Development Authority, MSKP Town & Country Utility LLC, Revenue Bonds
5.00%, due 10/1/49 (c)	1,700,000	1,675,387
City of Atlantic Beach, Fleet Landing Project, Revenue Bonds
Series A
5.00%, due 11/15/48	3,000,000	2,889,127

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
City of Atlantic Beach, Fleet Landing Project, Revenue Bonds (continued)
Series B
5.625%, due 11/15/43	$ 1,500,000	$ 1,500,857
City of Fort Myers, Utility System, Revenue Bonds
Series A
4.00%, due 10/1/49	10,155,000	9,545,370
City of Pompano Beach, John Knox Village Project, Revenue Bonds
Series A
4.00%, due 9/1/51	650,000	501,538
Series A
4.00%, due 9/1/56	4,915,000	3,669,632
City of Tallahassee, Tallahassee Memorial HealthCare, Inc., Revenue Bonds
Series A
5.00%, due 12/1/40	6,835,000	6,837,614
Collier County Health Facilities Authority, Moorings, Inc. Obligated Group (The), Revenue Bonds
4.00%, due 5/1/52	7,900,000	6,984,930
Cordova Palms Community Development District, Special Assessment
3.00%, due 5/1/41	1,110,000	846,070
County of Osceola, Transportation, Revenue Bonds
Series A-1, Insured: AGM-CR
4.00%, due 10/1/54	4,345,000	3,887,558
Series A-1
5.00%, due 10/1/44	11,000,000	11,292,074
Cypress Ridge Community Development District, Assessment Area One Project, Special Assessment
5.625%, due 5/1/43	1,250,000	1,268,048
5.875%, due 5/1/53	1,000,000	1,016,399
Elevation Pointe Community Development District, Special Assessment
Series A-1
4.60%, due 5/1/52	1,090,000	965,492
	Principal Amount	Value

Florida (continued)
Epperson North Community Development District, Assessment Area 3, Special Assessment
Series A
3.40%, due 11/1/41	$ 1,945,000	$ 1,513,507
Epperson North Community Development District, Assessment Area 2, Special Assessment
3.50%, due 5/1/41	1,430,000	1,141,196
Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group, Revenue Bonds
Series A
4.00%, due 8/15/50	4,865,000	4,169,213
Florida Development Finance Corp., UF Health Jacksonville Project, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 2/1/52	14,005,000	12,947,678
Series A
5.00%, due 2/1/40	2,600,000	2,490,619
Series A
5.00%, due 2/1/52	6,350,000	5,556,165
Florida Development Finance Corp., River City Education Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/55	1,000,000	763,831
Florida Development Finance Corp., Florida Charter Foundation, Inc. Project, Revenue Bonds
Series A
4.75%, due 7/15/36 (c)	4,755,000	4,604,838
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A
5.00%, due 6/15/47	1,700,000	1,660,318
Series A
5.00%, due 6/15/50	3,000,000	2,885,063
Series A
5.00%, due 6/15/52	1,275,000	1,217,091
Series A
5.00%, due 6/15/55	8,050,000	7,587,064
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Florida Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds
4.00%, due 3/1/47	$ 6,515,000	$ 5,504,754
5.00%, due 3/1/47	4,750,000	4,708,907
Florida Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds
5.00%, due 3/1/44	1,370,000	988,075
5.00%, due 3/1/49	1,630,000	1,121,507
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 8/1/50	40,340,000	36,040,926
Series A
4.00%, due 8/1/55	52,185,000	44,468,733
Lakewood Ranch Stewardship District, Star Farms at Lakewood Ranch Project Phase 1 and 2, Special Assessment
3.00%, due 5/1/41	430,000	331,881
4.00%, due 5/1/52	670,000	538,694
Lee Memorial Health System, Revenue Bonds
Series A-1
4.00%, due 4/1/49	4,015,000	3,688,067
Miami Beach Health Facilities Authority, Mt Sinai Medical Center, Revenue Bonds
Series B
3.00%, due 11/15/51	4,190,000	3,032,356
5.00%, due 11/15/39	2,230,000	2,234,414
Mid-Bay Bridge Authority, Revenue Bonds
Series A
5.00%, due 10/1/35	1,500,000	1,514,788
Series C
5.00%, due 10/1/40	1,000,000	1,003,349
Mirada II Community Development District, Capital Improvement, Special Assessment
3.125%, due 5/1/31	495,000	439,684
3.50%, due 5/1/41	990,000	803,926
4.00%, due 5/1/51	1,885,000	1,507,505
	Principal Amount	Value

Florida (continued)
New Port Tampa Bay Community Development District, Special Assessment
3.50%, due 5/1/31	$ 310,000	$ 288,737
4.125%, due 5/1/52	365,000	298,211
North Powerline Road Community Development District, Special Assessment
3.625%, due 5/1/40	500,000	419,517
4.00%, due 5/1/51	1,075,000	864,804
Osceola County Expressway Authority, Poinciana Parkway Project, Revenue Bonds, Senior Lien
Series B-2
(zero coupon), due 10/1/36 (f)	3,700,000	4,267,754
Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai residencies of Boca Raton, Revenue Bonds
4.00%, due 6/1/36	4,000,000	3,674,554
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds
Series A
5.00%, due 12/15/48 (c)	3,030,000	2,877,493
Polk County Industrial Development Authority, Carpenter's Home Estates, Inc., Revenue Bonds
Series A
5.00%, due 1/1/39	1,750,000	1,705,517
Polk County Industrial Development Authority, Carpenter's Home Estates, Inc. Project, Revenue Bonds
Series A
5.00%, due 1/1/55	800,000	711,837
Preston Cove Community Development District, Special Assessment
4.00%, due 5/1/42	1,825,000	1,574,877
Saltleaf Community Development District, Series 2024 Assessments, Special Assessment
5.625%, due 5/1/44	1,500,000	1,462,244
6.00%, due 5/1/56	1,500,000	1,466,781

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Sawyers Landing Community Development District, Special Assessment
3.75%, due 5/1/31	$ 1,550,000	$ 1,421,280
4.25%, due 5/1/53	3,000,000	2,344,047
Shingle Creek at Bronson Community Development District, Special Assessment
3.50%, due 6/15/41	1,000,000	879,239
South Broward Hospital District, Revenue Bonds
Series A
3.00%, due 5/1/51	17,550,000	12,686,196
Southern Groves Community Development District No. 5, Series 2024 Assessment Area, Special Assessment
5.70%, due 5/1/50	1,035,000	1,029,536
Stillwater Community Development District, 2021 Project, Special Assessment (c)
3.00%, due 6/15/31	410,000	369,868
3.50%, due 6/15/41	1,000,000	814,512
Tradition Community Development District No. 9, Special Assessment
3.00%, due 5/1/41	1,800,000	1,355,003
Two Rivers North Community Development District, Special Assessment
5.25%, due 5/1/52	1,500,000	1,465,588
V-Dana Community Development District, Special Assessment
3.625%, due 5/1/41	1,040,000	865,714
Veranda Community Development District II, Special Assessment
3.60%, due 5/1/41 (c)	235,000	194,777
Viera Stewardship District, Village 2 Project, Special Assessment
Series 2
5.30%, due 5/1/43	2,340,000	2,365,018
Series 2
5.50%, due 5/1/54	3,000,000	3,021,526
Village Community Development District No. 15, Special Assessment (c)
5.00%, due 5/1/43	1,000,000	1,016,986
	Principal Amount	Value

Florida (continued)
Village Community Development District No. 15, Special Assessment (c) (continued)
5.25%, due 5/1/54	$ 1,800,000	$ 1,839,885
Windward at Lakewood Ranch Community Development District, Phase 2 Project, Special Assessment
4.00%, due 5/1/42	1,765,000	1,499,115
4.25%, due 5/1/52	2,210,000	1,801,438
		271,125,865
Georgia 1.5%
Atlanta Urban Redevelopment Agency, Atlanta BeltLine Special Service District, Revenue Bonds
Insured: BAM
3.625%, due 7/1/42 (c)	5,355,000	4,776,318
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series A
4.00%, due 7/1/49	9,600,000	9,050,859
Columbia County Hospital Authority, WellStar Health System, Revenue Bonds
Series A
5.75%, due 4/1/53	10,500,000	11,632,759
DeKalb County Development Authority, GLOBE Academy, Inc. (The), Revenue Bonds
Series A
5.00%, due 6/1/50	300,000	294,779
Series A
5.00%, due 6/1/55	400,000	386,377
Series A
5.00%, due 6/1/63	1,315,000	1,239,341
Development Authority of Cobb County (The), Kennesaw State University, Revenue Bonds, Junior Lien
Series C
5.00%, due 7/15/38	85,000	86,443
Series C
5.00%, due 7/15/38	2,305,000	2,268,754
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds
5.00%, due 7/1/36	$ 3,500,000	$ 3,500,472
Gainesville & Hall County Development Authority, Riverside Military Academy, Inc., Revenue Bonds
5.125%, due 3/1/52	1,500,000	1,000,973
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, First Tier
Series A
4.00%, due 1/1/54	4,750,000	4,063,393
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, Second Tier
Series B
5.00%, due 1/1/54 (c)	4,000,000	3,568,562
Main Street Natural Gas, Inc., Revenue Bonds
Series A
4.00%, due 5/15/39	6,550,000	6,027,387
Series A
5.00%, due 5/15/38	3,500,000	3,616,498
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 1/1/49	14,150,000	12,958,690
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project, Revenue Bonds
Series B
4.00%, due 1/1/49	11,335,000	9,935,359
Series B, Insured: BAM
4.00%, due 1/1/49	56,515,000	51,756,917
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
4.00%, due 1/1/59	5,000,000	4,373,402
Series A, Insured: AGM
5.00%, due 7/1/48	1,500,000	1,561,919
		132,099,202
	Principal Amount	Value

Guam 0.4%
Guam Department of Education, John F. Kennedy High School Refunding & Energy Efficiency Project, Certificate of Participation
Series A
4.25%, due 2/1/30	$ 1,190,000	$ 1,153,937
Series A
5.00%, due 2/1/40	4,825,000	4,696,833
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	230,000	236,145
Series A
5.00%, due 1/1/50	7,370,000	7,513,780
Port Authority of Guam, Revenue Bonds
Series A
5.00%, due 7/1/48	4,850,000	4,869,472
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series F
4.00%, due 1/1/36	5,820,000	5,721,332
Series D
5.00%, due 11/15/32	2,000,000	2,026,645
Series D
5.00%, due 11/15/34	4,580,000	4,631,878
Series D
5.00%, due 11/15/35	5,600,000	5,658,155
		36,508,177
Hawaii 0.5%
Kauai County Community Facilities District, Kukui'ula Development Project, Special Tax
4.375%, due 5/15/42	2,300,000	2,026,853
5.00%, due 5/15/49	4,250,000	4,176,480
5.00%, due 5/15/51	5,585,000	5,452,731
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds (a)
Insured: AGM-CR
3.50%, due 10/1/49	25,800,000	20,165,773
Series B
4.00%, due 3/1/37	5,000,000	3,338,535

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hawaii (continued)
State of Hawaii Department of Budget & Finance, Chaminade University of Honolulu, Revenue Bonds
Series A
5.00%, due 1/1/45 (c)	$ 1,500,000	$ 1,290,200
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds (c)
Series A
6.625%, due 7/1/33	2,085,000	2,087,176
Series A
6.875%, due 7/1/43	4,240,000	4,242,351
		42,780,099
Idaho 0.1%
Idaho Health Facilities Authority, St Luke's Health System Project, Revenue Bonds
Series A
3.00%, due 3/1/51	8,750,000	6,346,223
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	2,100,000	2,080,682
Idaho Housing & Finance Association, Gem Prep: Meridian Project, Revenue Bonds
Series A, Insured: School Bond Guaranty
4.00%, due 5/1/57	4,315,000	3,535,856
		11,962,761
Illinois 9.8%
Bridgeview Finance Corp., Sales Tax, Revenue Bonds
Series A
5.00%, due 12/1/42	7,150,000	6,832,483
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/27	5,125,000	4,399,225
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/30	12,900,000	9,695,812
Series A, Insured: NATL-RE
(zero coupon), due 12/1/31	170,000	121,881
	Principal Amount	Value

Illinois (continued)
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation (continued)
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/31	$ 1,095,000	$ 785,060
Chicago Board of Education, Unlimited General Obligation
Series B
4.00%, due 12/1/38	3,750,000	3,516,920
Series A
4.00%, due 12/1/42	2,965,000	2,685,564
Series A
4.00%, due 12/1/43	4,000,000	3,573,782
Series A, Insured: BAM
4.00%, due 12/1/47	43,945,000	39,138,252
Series A
5.00%, due 12/1/30	3,500,000	3,635,413
Series B
5.00%, due 12/1/31	4,650,000	4,874,042
Series A
5.00%, due 12/1/37	13,405,000	13,780,123
Series A
5.00%, due 12/1/38	5,150,000	5,267,697
Series G
5.00%, due 12/1/44	2,785,000	2,758,256
Series D
5.00%, due 12/1/46	11,100,000	10,907,859
Series A
5.00%, due 12/1/47	30,695,000	30,425,771
Series C
5.25%, due 12/1/39	1,405,000	1,401,974
Series A
7.00%, due 12/1/44	10,975,000	11,361,395
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series C
5.00%, due 12/1/34	2,270,000	2,309,564
Series H
5.00%, due 12/1/36	1,915,000	1,937,505
Series B
7.00%, due 12/1/42 (c)	9,600,000	10,401,554
Series A
7.00%, due 12/1/46 (c)	3,650,000	3,931,116
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.00%, due 4/1/35	$ 1,615,000	$ 1,675,321
5.00%, due 4/1/36	1,270,000	1,313,492
5.00%, due 4/1/46	4,650,000	4,689,646
5.75%, due 4/1/48	5,750,000	6,303,714
6.00%, due 4/1/46	41,400,000	43,076,211
Chicago Board of Education Dedicated Capital Improvement Tax, Dedicated Capital Improvement, Revenue Bonds
Insured: BAM
5.00%, due 4/1/42	3,500,000	3,579,427
Chicago O'Hare International Airport, TRIPS Obligated Group, Revenue Bonds
5.00%, due 7/1/38 (a)	1,500,000	1,518,802
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.50%, due 1/1/53 (a)	4,690,000	4,964,769
City of Chicago, City Colleges Capital Improvement Project, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 1/1/34	300,000	197,318
City of Chicago, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	3,145,000	3,092,127
City of Chicago, Unlimited General Obligation
Series A
5.00%, due 1/1/39	5,650,000	5,835,323
Series A
5.00%, due 1/1/40	3,900,000	4,013,738
Series A
5.00%, due 1/1/44	11,150,000	11,369,969
Series A
5.50%, due 1/1/49	17,950,000	18,522,133
Series A
6.00%, due 1/1/38	38,545,000	40,165,208
City of Chicago, Taxable Project, Unlimited General Obligation
Series B
5.50%, due 1/1/31	2,360,000	2,379,024
	Principal Amount	Value

Illinois (continued)
City of Chicago, Taxable Project, Unlimited General Obligation (continued)
Series D
5.50%, due 1/1/37	$ 3,500,000	$ 3,519,384
Series A
5.75%, due 1/1/34	3,550,000	3,696,333
City of Galesburg, Knox College Project, Revenue Bonds
Series A
4.00%, due 10/1/46	6,700,000	5,551,314
Illinois Finance Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.25%, due 7/1/33 (a)	500,000	408,470
Illinois Finance Authority, University of Illinois Health Services, Revenue Bonds
4.00%, due 10/1/50	13,850,000	11,632,049
4.00%, due 10/1/55	5,365,000	4,371,811
Illinois Finance Authority, Bradley University, Revenue Bonds
Series A
4.00%, due 8/1/51	3,225,000	2,712,902
Illinois Finance Authority, Learn Charter School Project, Revenue Bonds
4.00%, due 11/1/51	1,600,000	1,290,311
4.00%, due 11/1/56	750,000	588,785
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C
4.25%, due 8/1/42	2,900,000	2,602,308
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds
5.00%, due 9/1/32	1,830,000	1,791,671
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds (d)(e)(f)
5.00%, due 2/15/37	7,375,000	1,696,250
5.125%, due 2/15/45	5,715,000	1,314,450
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds
Series A
5.00%, due 12/1/37	9,650,000	9,171,334

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds
5.00%, due 5/15/40	$ 1,265,000	$ 537,625
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds
Series A
5.00%, due 5/15/47	1,155,000	1,082,925
Illinois Finance Authority, Chicago International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47	3,000,000	2,816,629
Illinois Finance Authority, Rosalind Franklin University of Medicine and Science, Revenue Bonds
Series C
5.00%, due 8/1/49	1,300,000	1,249,101
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds
Series A
5.00%, due 2/15/50	7,985,000	7,468,868
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	1,952,342
Illinois Finance Authority, Roosevelt University, Revenue Bonds (c)
Series A
6.00%, due 4/1/38	2,990,000	2,975,882
Series A
6.125%, due 4/1/49	2,355,000	2,263,394
Macon County School District No. 61 Decatur, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 1/1/40	2,500,000	2,454,420
Series C, Insured: AGM
4.00%, due 1/1/45	2,875,000	2,697,258
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A, Insured: AGM-CR
(zero coupon), due 6/15/30	5,675,000	4,548,621
	Principal Amount	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds (continued)
Series A, Insured: NATL-RE
(zero coupon), due 12/15/32	$ 37,700,000	$ 27,079,461
Series A, Insured: NATL-RE
(zero coupon), due 6/15/33	1,165,000	818,406
Series A, Insured: NATL-RE
(zero coupon), due 12/15/33	2,250,000	1,549,926
Series A, Insured: NATL-RE
(zero coupon), due 6/15/34	45,315,000	30,508,972
Series A, Insured: NATL-RE
(zero coupon), due 12/15/36	33,795,000	19,965,873
Series A, Insured: NATL-RE
(zero coupon), due 6/15/37	6,000,000	3,441,713
Series A
(zero coupon), due 6/15/37	3,000,000	1,688,031
Series A, Insured: NATL-RE
(zero coupon), due 12/15/37	29,910,000	16,671,260
Series A, Insured: NATL-RE
(zero coupon), due 6/15/38	14,365,000	7,748,195
Series A
(zero coupon), due 12/15/39	3,500,000	1,702,301
Series A, Insured: AGM-CR NATL-RE
(zero coupon), due 12/15/40	27,700,000	13,418,107
Series B-1, Insured: AGM
(zero coupon), due 6/15/44	13,660,000	5,330,341
Series B-1, Insured: AGM
(zero coupon), due 6/15/47	6,270,000	2,031,844
Series B
(zero coupon), due 12/15/50	37,865,000	9,331,860
Series B
(zero coupon), due 12/15/51	57,100,000	13,275,453
Series A, Insured: AGM
(zero coupon), due 12/15/52	6,180,000	1,473,583
Series B, Insured: BAM
(zero coupon), due 12/15/54	56,510,000	12,045,462
Series A, Insured: BAM
(zero coupon), due 12/15/56	51,050,000	9,774,247
Series A, Insured: AGM-CR
(zero coupon), due 12/15/56	22,250,000	4,260,078
Series B, Insured: AGM
(zero coupon), due 12/15/56	10,000,000	1,914,642
Series A, Insured: BAM
4.00%, due 12/15/42	2,500,000	2,356,848
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds (continued)
Series A
4.00%, due 6/15/50	$ 23,900,000	$ 21,228,088
Series A
4.00%, due 6/15/52	27,500,000	24,151,911
Series B
5.00%, due 6/15/42	1,430,000	1,491,089
Series A
5.00%, due 6/15/50	1,000,000	1,020,484
Metropolitan Pier & Exposition Authority, Mccormick Place Expansion Project, Revenue Bonds
Series A
(zero coupon), due 12/15/38	3,750,000	1,926,227
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Series B-1, Insured: AGM
(zero coupon), due 6/15/43	32,130,000	13,386,801
Metropolitan Pier & Exposition Authority, Revenue Bonds
Series B-1, Insured: AGM
(zero coupon), due 6/15/45	3,150,000	1,155,039
Northern Illinois University, Revenue Bonds
Insured: BAM
4.00%, due 10/1/40	1,245,000	1,183,916
Insured: BAM
4.00%, due 10/1/41	1,660,000	1,566,116
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/49	13,600,000	12,584,559
State of Illinois, Unlimited General Obligation
Series A
4.00%, due 3/1/40	1,360,000	1,297,852
Series C
4.00%, due 10/1/40	1,500,000	1,419,861
	Principal Amount	Value

Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Insured: BAM
4.00%, due 6/1/41	$ 27,720,000	$ 26,569,720
Series C
4.00%, due 10/1/41	7,550,000	7,122,278
Series C
4.00%, due 10/1/42	8,650,000	8,066,412
Series C
4.25%, due 10/1/45	23,200,000	21,555,380
Series A
4.50%, due 12/1/41	6,425,000	6,337,269
Series A
5.00%, due 12/1/27	2,315,000	2,422,524
Series B
5.00%, due 12/1/27	8,915,000	9,329,073
5.00%, due 2/1/28	2,700,000	2,792,062
Series C
5.00%, due 11/1/29	14,135,000	14,758,958
Series A
5.00%, due 12/1/31	1,485,000	1,551,065
Series A
5.00%, due 12/1/39	2,400,000	2,461,400
Series A
5.00%, due 5/1/40	2,000,000	2,050,317
5.75%, due 5/1/45	16,820,000	18,088,702
State of Illinois, Rebuild Illinois Program, Unlimited General Obligation
Series C
4.00%, due 11/1/41	19,300,000	18,078,250
Upper Illinois River Valley Development Authority, Morris Hospital Obligated Group, Revenue Bonds
5.00%, due 12/1/43	1,600,000	1,597,547
5.00%, due 12/1/48	13,055,000	12,676,021
Village of Bridgeview, Unlimited General Obligation
Series A
5.125%, due 12/1/44	100,000	91,246
Series A
5.50%, due 12/1/43	1,545,000	1,487,237
Series A
5.50%, due 12/1/43	1,260,000	1,212,893
Series A
5.625%, due 12/1/41	3,940,000	3,903,654

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Village of Bridgeview, Unlimited General Obligation (continued)
Series A
5.75%, due 12/1/35	$ 2,705,000	$ 2,727,697
Village of Oak Lawn, Corporate Purpose, Unlimited General Obligation
Insured: NATL-RE
4.40%, due 12/1/26	400,000	386,100
Insured: NATL-RE
4.45%, due 12/1/28	430,000	409,629
Insured: NATL-RE
4.50%, due 12/1/30	475,000	475,012
Insured: NATL-RE
4.50%, due 12/1/32	520,000	486,770
Insured: NATL-RE
4.50%, due 12/1/34	575,000	575,135
Village of Riverdale, Unlimited General Obligation
8.00%, due 10/1/36	1,610,000	1,613,612
Village of Romeoville, Lewis University, Revenue Bonds
Series B
4.125%, due 10/1/46	3,600,000	2,868,766
Series B
5.00%, due 10/1/36	1,000,000	981,384
Series B
5.00%, due 10/1/39	1,275,000	1,226,126
		849,532,692
Indiana 0.7%
City of Mount Vernon, Southern Indiana Gas & Electric Co., Revenue Bonds
4.25%, due 9/1/55 (a)(b)	7,750,000	7,747,809
City of Valparaiso, Pratt Paper LLC Project, Revenue Bonds
7.00%, due 1/1/44 (a)	5,200,000	5,202,571
County of Warrick, Southern Indiana Gas & Electric Co., Revenue Bonds
4.25%, due 9/1/55 (a)(b)	7,350,000	7,347,922
Indiana Finance Authority, Marian University, Inc., Revenue Bonds
Series A
4.00%, due 9/15/44	1,090,000	896,644
	Principal Amount	Value

Indiana (continued)
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds
5.00%, due 10/1/43	$ 2,000,000	$ 1,984,686
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
Series A
5.00%, due 11/15/48	4,650,000	4,636,866
Series A
5.00%, due 11/15/53	4,100,000	3,976,838
Indiana Finance Authority, Margaret Mary Community Hospital Obligated Group, Revenue Bonds
Series A
5.75%, due 3/1/54	7,250,000	7,654,734
Indiana Finance Authority, United States Steel Corp., Revenue Bonds
Series A
6.75%, due 5/1/39 (a)	1,250,000	1,388,357
Terre Haute Sanitary District, Revenue Bonds
5.25%, due 9/28/28	20,250,000	20,253,625
Town of Upland, Taylor University Project, Revenue Bonds
4.00%, due 9/1/46	3,000,000	2,647,709
		63,737,761
Iowa 1.0%
City of Coralville, Annual Appropriation, Revenue Bonds
Series B
4.25%, due 5/1/37	890,000	794,719
City of Coralville, Annual Appropriation, Tax Allocation
Series C
4.50%, due 5/1/47	2,930,000	2,597,778
City of Coralville, Revenue Bonds
Series C
5.00%, due 5/1/42	6,900,000	6,485,005
Iowa Finance Authority, Iowa Fertilizer Co. Project, Revenue Bonds
5.00%, due 12/1/50	15,235,000	15,870,824
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds
4.00%, due 10/1/45	13,850,000	12,178,820
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Iowa (continued)
Iowa Tobacco Settlement Authority, Capital Appreciation, Revenue Bonds
Series B-2, Class 2
(zero coupon), due 6/1/65	$ 230,200,000	$ 28,849,585
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A-2, Class 1
4.00%, due 6/1/49	9,905,000	8,837,238
Series B-1, Class 2
4.00%, due 6/1/49	3,820,000	3,764,434
State of Iowa Board of Regents, University of Iowa Hospitals & Clinics, Revenue Bonds
Series B
3.00%, due 9/1/61	8,700,000	5,832,985
		85,211,388
Kansas 0.3%
City of Manhattan, Meadowlark Hills Retirement Community, Revenue Bonds
Series A
4.00%, due 6/1/46	1,000,000	790,063
Wyandotte County-Kansas City Unified Government, Vacation Village Project Area 4 - Major Multi-Sport Athletic Complex Project, Revenue Bonds
(zero coupon), due 9/1/34 (c)	49,555,000	20,463,985
Series A
5.00%, due 9/1/27	4,505,000	4,392,180
		25,646,228
Kentucky 1.2%
City of Campbellsville, Campbellsville University Project, Revenue Bonds
5.00%, due 3/1/39	4,430,000	4,254,784
City of Columbia, Lindsey Wilson College Project, Revenue Bonds
5.00%, due 12/1/33	3,555,000	3,538,212
City of Henderson, Pratt Paper LLC Project, Revenue Bonds (a)(c)
Series A
4.45%, due 1/1/42	7,950,000	7,806,413
Series B
4.45%, due 1/1/42	8,950,000	8,788,351
	Principal Amount	Value

Kentucky (continued)
City of Henderson, Pratt Paper LLC Project, Revenue Bonds (a)(c) (continued)
Series A
4.70%, due 1/1/52	$ 12,155,000	$ 11,969,201
Series B
4.70%, due 1/1/52	4,350,000	4,283,507
County of Knott, Revenue Bonds
4.00%, due 3/28/44 (a)(b)(c)	28,000,000	27,919,612
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A
5.00%, due 6/1/45	13,500,000	13,504,271
Kentucky Municipal Power Agency, Prairie State Project, Revenue Bonds
Series A
4.00%, due 9/1/45	20,335,000	17,693,158
		99,757,509
Louisiana 0.1%
Calcasieu Parish Memorial Hospital Service District, Lake Charles Memorial Hospital Project, Revenue Bonds
5.00%, due 12/1/39	1,475,000	1,385,444
Louisiana Local Government Environmental Facilities & Community Development Authority, Peoples of Bastrop LLC Project, Revenue Bonds
5.625%, due 6/15/51 (c)	2,500,000	2,087,647
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Obligated Group, Revenue Bonds
5.00%, due 5/15/47	4,700,000	4,721,299
		8,194,390
Maine 0.0% ‡
City of Portland, General Airport, Green Bond, Revenue Bonds
4.00%, due 1/1/40	1,150,000	1,113,567

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland 1.1%
County of Baltimore, Oak Crest Village, Inc. Facility, Revenue Bonds
4.00%, due 1/1/45	$ 4,000,000	$ 3,527,056
County of Frederick, Oakdale Lake Linganore Project, Tax Allocation
3.75%, due 7/1/39	1,410,000	1,220,238
County of Frederick, Technology Park Project TIF Development District, Tax Allocation
Series B
4.625%, due 7/1/43 (c)	10,830,000	10,178,895
County of Frederick, Mount St Mary's University, Inc., Revenue Bonds (c)
Series A
5.00%, due 9/1/37	5,190,000	5,095,594
Series A
5.00%, due 9/1/45	4,145,000	3,847,032
Maryland Economic Development Corp., Port Convington Project, Tax Allocation
4.00%, due 9/1/50	6,750,000	5,351,055
Maryland Economic Development Corp., Purple Line Light Project, Green Bond, Revenue Bonds
Series B
5.25%, due 6/30/47 (a)	34,650,000	35,704,878
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc., Revenue Bonds
Series A
4.00%, due 6/1/46	750,000	649,660
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare, Revenue Bonds
Series B
4.00%, due 1/1/51	20,110,000	16,294,431
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc. Project, Revenue Bonds
Series A
4.00%, due 6/1/55	900,000	755,963
	Principal Amount	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A
5.00%, due 7/1/38	$ 1,000,000	$ 1,028,674
Series A
5.00%, due 7/1/48	3,000,000	3,017,709
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds
5.00%, due 7/1/45	4,000,000	4,011,195
Maryland Health & Higher Educational Facilities Authority, Green Street Academy Inc., Revenue Bonds (c)
Series A
5.125%, due 7/1/37	1,260,000	1,247,432
Series A
5.375%, due 7/1/52	1,530,000	1,464,682
Maryland Health & Higher Educational Facilities Authority, Edenwald Issue, Revenue Bonds
5.25%, due 1/1/37	1,000,000	1,004,180
		94,398,674
Massachusetts 0.9%
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds
Series C, Insured: AGM
4.00%, due 10/1/45	2,150,000	2,044,518
Massachusetts Development Finance Agency, Equitable School Revolving Fund LLC, Revenue Bonds
Series C
4.00%, due 11/1/46	1,500,000	1,401,021
Series C
4.00%, due 11/1/51	20,000	18,044
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (c)
5.00%, due 11/15/33	3,000,000	3,116,716
5.125%, due 11/15/46	5,600,000	5,728,690
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, Milford Regional Medical Center, Revenue Bonds (c)
Series G
5.00%, due 7/15/35	$ 270,000	$ 271,529
Series G
5.00%, due 7/15/36	235,000	235,041
Series G
5.00%, due 7/15/46	1,100,000	1,023,494
Massachusetts Development Finance Agency, Provident Commonwealth Education Resources II, Inc., Revenue Bonds
5.00%, due 10/1/38	1,215,000	1,212,475
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds
5.00%, due 5/1/41	2,700,000	2,714,108
Massachusetts Development Finance Agency, Ascentria Care Alliance Project, Revenue Bonds
5.00%, due 7/1/41 (c)	3,875,000	3,387,652
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	1,951,380
5.00%, due 10/1/48	7,650,000	7,367,784
5.00%, due 10/1/54	15,400,000	14,549,935
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds
Series L
5.00%, due 7/1/44	8,105,000	8,122,660
Series I
5.00%, due 7/1/46	2,000,000	2,005,635
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/45	1,175,000	1,154,155
	Principal Amount	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/48	$ 10,040,000	$ 9,983,511
Massachusetts Educational Financing Authority, Educational Loan, Revenue Bonds (a)
Series B
2.00%, due 7/1/37	3,140,000	2,684,954
Series C
3.00%, due 7/1/51	7,305,000	4,773,376
Massachusetts Educational Financing Authority, Revenue Bonds, Senior Lien
Series B
3.00%, due 7/1/35 (a)	490,000	484,514
Town of Stoneham, Limited General Obligation
2.25%, due 1/15/40	4,030,000	2,986,884
		77,218,076
Michigan 2.6%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	3,260,000	3,096,846
5.00%, due 2/15/47	3,000,000	2,725,221
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	940,000	932,744
5.125%, due 11/1/35	605,000	600,124
City of Detroit, Unlimited General Obligation
5.00%, due 4/1/27	850,000	871,531
5.00%, due 4/1/31	1,000,000	1,031,289
5.00%, due 4/1/33	1,200,000	1,236,960
5.00%, due 4/1/35	1,000,000	1,029,660
5.00%, due 4/1/37	1,100,000	1,123,622
5.00%, due 4/1/38	850,000	864,719
5.50%, due 4/1/45	1,100,000	1,145,084
5.50%, due 4/1/50	6,240,000	6,474,862
City of Detroit, Water Supply System, Revenue Bonds, Second Lien
Series B, Insured: NATL-RE
5.00%, due 7/1/34	10,000	10,010

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Detroit Service Learning Academy, Revenue Bonds
4.00%, due 7/1/31	$ 1,745,000	$ 1,668,674
4.00%, due 7/1/41	3,600,000	3,001,327
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Second Lien
Series B
5.00%, due 7/1/46	3,000,000	3,043,658
Kentwood Economic Development Corp., Holland Home Obligated Group, Revenue Bonds
5.00%, due 11/15/41	2,085,000	1,941,961
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 6/1/45	48,300,000	11,580,901
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B-2, Class 2
(zero coupon), due 6/1/65	287,185,000	30,060,831
Michigan Finance Authority, Calvin University Obligated Group, Revenue Bonds
4.00%, due 9/1/46	4,470,000	3,970,484
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
4.00%, due 11/1/48	6,650,000	6,108,314
Michigan Finance Authority, Henry Ford Health System, Revenue Bonds
Series A
4.00%, due 11/15/50	4,945,000	4,380,026
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds
Series C
5.00%, due 7/1/34	1,000,000	1,010,148
Series C
5.00%, due 7/1/35	2,000,000	2,020,296
	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D-4
5.00%, due 7/1/34	$ 1,000,000	$ 1,001,360
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,000,220
5.00%, due 12/1/40	1,700,000	1,679,330
5.00%, due 12/1/45	4,400,000	4,227,295
Michigan Finance Authority, Lawrence Technological University, Revenue Bonds
5.00%, due 2/1/37	1,550,000	1,526,619
5.25%, due 2/1/32	3,350,000	3,377,907
Michigan Finance Authority, Local Government Loan Program, Public Lightning Local Project, Revenue Bonds
Series B
5.00%, due 7/1/44	4,000,000	4,001,885
Michigan Finance Authority, Landmark Academy, Revenue Bonds
5.00%, due 6/1/45	2,920,000	2,621,404
Michigan Finance Authority, Presbyterian Villages of Michigan Obligated Group, Revenue Bonds
5.50%, due 11/15/45	1,025,000	921,253
Michigan Finance Authority, Universal Learning Academy, Revenue Bonds
5.75%, due 11/1/40	2,630,000	2,569,798
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds
5.90%, due 7/15/46 (c)	1,955,000	1,474,381
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series A, Insured: AMBAC
4.50%, due 5/1/31	305,000	296,439
Michigan Strategic Fund, Holland Home Obligated Group, Revenue Bonds
5.00%, due 11/15/42	1,765,000	1,628,478
5.00%, due 11/15/43	2,220,000	2,030,919
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Strategic Fund, State of Michigan Department of Transportation, Revenue Bonds
5.00%, due 6/30/48 (a)	$ 18,680,000	$ 18,701,446
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series B
(zero coupon), due 6/1/46	281,605,000	36,361,232
Series B
(zero coupon), due 6/1/52	23,170,000	2,876,004
Series C
(zero coupon), due 6/1/58	407,380,000	13,957,776
Richfield Public School Academy, Revenue Bonds
4.00%, due 9/1/30	750,000	700,878
State of Michigan, Trunk Line, Revenue Bonds
5.50%, due 11/15/49	31,180,000	34,565,144
Summit Academy North, Michigan Public School Academy, Revenue Bonds
4.00%, due 11/1/41	2,875,000	2,434,604
		227,883,664
Minnesota 0.9%
City of Crookston, Riverview Healthcare Project, Revenue Bonds
5.00%, due 5/1/51	4,000,000	2,759,478
City of Forest Lake, Lakes International Language Academy Project, Revenue Bonds
Series A
5.25%, due 8/1/43	300,000	297,821
Series A
5.375%, due 8/1/50	1,250,000	1,221,527
City of Ham Lake, Parnassus Preparatory School Project, Revenue Bonds
Series A
5.00%, due 11/1/47	3,250,000	3,028,235
City of Independence, Global Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/51	1,400,000	1,074,673
	Principal Amount	Value

Minnesota (continued)
City of Independence, Global Academy Project, Revenue Bonds (continued)
Series A
4.00%, due 7/1/56	$ 1,080,000	$ 806,846
City of Minneapolis, Twin Cities International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47 (c)	3,785,000	3,574,635
City of Rochester, Samaritan Bethany, Inc. Project, Revenue Bonds
Series A
5.00%, due 8/1/48	925,000	738,620
Duluth Economic Development Authority, Essentia Health Obligated Group, Revenue Bonds
Series A
5.00%, due 2/15/53	15,350,000	15,486,595
Series A
5.25%, due 2/15/53	22,465,000	22,795,213
Series A
5.25%, due 2/15/58	16,165,000	16,394,766
Duluth Economic Development Authority, St. Luke's Hospital of Duluth, Revenue Bonds
Series B
5.25%, due 6/15/42	4,000,000	4,168,262
Series B
5.25%, due 6/15/47	3,000,000	3,088,949
Series B
5.25%, due 6/15/52	4,750,000	4,862,388
		80,298,008
Mississippi 0.1%
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Revenue Bonds
2.375%, due 6/1/44	6,700,000	4,037,104
Missouri 0.6%
Branson Industrial Development Authority, Tax Increment, Branson Landing-Retail Project, Tax Allocation
5.50%, due 6/1/29	2,690,000	2,553,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Cape Girardeau County Industrial Development Authority, Southeast Health, Revenue Bonds
4.00%, due 3/1/41	$ 530,000	$ 505,036
4.00%, due 3/1/46	1,695,000	1,568,674
City of Lees Summit, Department of Airports, Summit Fair Project, Tax Allocation
4.875%, due 11/1/37 (c)	3,045,000	2,757,561
Health & Educational Facilities Authority of the State of Missouri, Maryville University of St. Louis, Revenue Bonds
Series A
4.00%, due 6/15/41	3,300,000	2,966,047
Series A
5.00%, due 6/15/45	3,270,000	3,274,181
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Project, Revenue Bonds
4.00%, due 2/1/42	3,750,000	3,267,864
Health & Educational Facilities Authority of the State of Missouri, AT Still University of Health Sciences, Revenue Bonds
Series A
4.00%, due 10/1/43	1,125,000	1,078,122
Health & Educational Facilities Authority of the State of Missouri, Lake Regional Health System, Revenue Bonds
4.00%, due 2/15/51	2,125,000	1,715,785
Health & Educational Facilities Authority of the State of Missouri, Mercy Health, Revenue Bonds
4.00%, due 6/1/53	6,915,000	6,363,236
5.00%, due 12/1/52	4,400,000	4,609,960
Health & Educational Facilities Authority of the State of Missouri, Capital Region Medical Center, Revenue Bonds
5.00%, due 11/1/40	1,850,000	2,023,875
Kansas City Industrial Development Authority, Airport, Revenue Bonds
Series A, Insured: AGM
4.00%, due 3/1/57 (a)	2,400,000	2,145,071
	Principal Amount	Value

Missouri (continued)
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Tax Allocation
Series B
5.00%, due 2/1/40 (c)	$ 4,700,000	$ 4,441,491
Lees Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	720,000	655,475
6.00%, due 5/1/42	2,800,000	2,520,674
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds
Series A
5.00%, due 3/15/49	7,500,000	5,936,334
Springfield School District No. R-12, Unlimited General Obligation
2.25%, due 3/1/40	2,000,000	1,411,907
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds
Series A
5.125%, due 8/15/45	1,900,000	1,625,002
St. Louis Land Clearance for Redevelopment Authority, Scottrade Center Project, Revenue Bonds
Series A
5.00%, due 4/1/48	2,000,000	2,020,010
		53,439,928
Montana 0.2%
City of Forsyth, NorthWestern Corp., Revenue Bonds
3.875%, due 7/1/28	9,750,000	9,805,934
County of Gallatin, Bozeman Fiber Project, Revenue Bonds (c)
Series A
4.00%, due 10/15/41	500,000	396,483
Series A
4.00%, due 10/15/46	2,500,000	1,850,749
Series A
4.00%, due 10/15/51	3,750,000	2,644,392
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Montana (continued)
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
Series B
5.00%, due 7/1/48	$ 5,465,000	$ 5,445,018
		20,142,576
Nebraska 0.0% ‡
County of Douglas, Creighton University, Revenue Bonds
Series A
3.00%, due 7/1/51	2,500,000	1,749,636
Nevada 0.3%
City of Reno, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds
Series C
(zero coupon), due 7/1/58 (c)	14,000,000	1,780,008
City of Reno, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds, First Lien
Series A
4.00%, due 6/1/43	2,500,000	2,343,000
City of Reno, Sales Tax, Revenue Bonds
Series D
(zero coupon), due 7/1/58 (c)	9,000,000	938,798
Las Vegas Redevelopment Agency, Tax Allocation
5.00%, due 6/15/45	2,750,000	2,762,058
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds
Series A
5.00%, due 12/15/48 (c)	4,215,000	3,905,509
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/30	2,755,000	2,898,170
5.00%, due 7/1/34	2,000,000	2,093,829
5.00%, due 7/1/45	5,050,000	5,068,970
		21,790,342
	Principal Amount	Value

New Hampshire 1.0%
Manchester Housing and Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: BAM
(zero coupon), due 1/1/26	$ 1,995,000	$ 1,832,590
Series B, Insured: BAM
(zero coupon), due 1/1/27	2,380,000	2,072,089
New Hampshire Business Finance Authority, Springpoint Senior Living Project, Revenue Bonds
4.00%, due 1/1/51	7,850,000	5,849,377
New Hampshire Business Finance Authority, Ascentria Care Alliance Project, Revenue Bonds (c)
5.00%, due 7/1/51	2,000,000	1,589,616
5.00%, due 7/1/56	910,000	706,745
New Hampshire Business Finance Authority, The Vista Project, Revenue Bonds
Series A
5.75%, due 7/1/54 (c)	1,500,000	1,355,551
New Hampshire Business Finance Authority, Wheeling Power Co., Revenue Bonds
Series A
6.89%, due 4/1/34 (c)	70,000,000	70,031,682
New Hampshire Health and Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds
5.00%, due 10/1/46	1,800,000	1,787,926
		85,225,576
New Jersey 3.4%
Camden County Improvement Authority (The), Camden School Prep Project, Revenue Bonds
5.00%, due 7/15/52 (c)	2,000,000	1,886,722
Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., Revenue Bonds
4.00%, due 7/15/50 (c)	2,450,000	2,068,471
4.00%, due 6/15/51	1,100,000	925,733
4.00%, due 7/15/60 (c)	8,155,000	6,608,321
Series A
4.00%, due 8/1/60 (c)	3,755,000	3,042,515

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series LLL
5.00%, due 6/15/36	$ 5,200,000	$ 5,600,899
Series LLL
5.00%, due 6/15/44	1,000,000	1,038,555
Series LLL
5.00%, due 6/15/49	6,790,000	6,985,117
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
5.00%, due 11/1/36	3,500,000	3,751,451
New Jersey Economic Development Authority, Provident Group-Kean Properties LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	2,650,000	2,637,188
Series A
5.00%, due 7/1/47	3,095,000	2,920,532
New Jersey Economic Development Authority, State Government Buildings Project, Revenue Bonds
Series C
5.00%, due 6/15/42	8,860,000	9,061,930
New Jersey Economic Development Authority, Port Newark Container Terminal LLC, Revenue Bonds
5.00%, due 10/1/47 (a)	15,905,000	16,003,355
New Jersey Economic Development Authority, Provident Group-Rowan Properties LLC, Revenue Bonds
Series A
5.00%, due 1/1/48	11,985,000	11,166,318
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (a)
5.125%, due 1/1/34	3,000,000	3,001,247
Insured: AGM
5.125%, due 7/1/42	1,705,000	1,704,989
5.375%, due 1/1/43	12,105,000	12,109,236
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
Series B
5.625%, due 11/15/30 (a)	$ 10,335,000	$ 10,426,723
New Jersey Economic Development Authority, NYNJ Link Borrower LLC, Revenue Bonds
5.625%, due 1/1/52 (a)	16,695,000	16,705,496
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds
6.00%, due 10/1/43	2,055,000	2,056,336
New Jersey Educational Facilities Authority, St Elizabeth University, Revenue Bonds
Series D
5.00%, due 7/1/46	1,750,000	1,564,432
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series AA
4.00%, due 6/15/38	10,350,000	10,355,341
Series AA
4.00%, due 6/15/40	11,250,000	11,092,779
Series A
4.00%, due 6/15/41	3,000,000	2,934,698
Series BB
4.00%, due 6/15/41	3,750,000	3,668,372
Series BB
4.00%, due 6/15/44	14,890,000	14,212,371
Series AA
4.00%, due 6/15/45	40,170,000	38,130,533
Series BB
4.00%, due 6/15/46	6,140,000	5,797,380
Series AA
4.00%, due 6/15/50	7,110,000	6,597,383
Series BB
4.00%, due 6/15/50	20,805,000	19,305,001
Series AA
4.25%, due 6/15/44	2,055,000	2,008,355
Series AA
5.00%, due 6/15/50	6,910,000	7,081,557
South Jersey Port Corp., Marine Terminal, Revenue Bonds
Series B
5.00%, due 1/1/48 (a)	24,010,000	24,317,710
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 11/1/50	$ 10,900,000	$ 10,252,123
Series A
5.00%, due 11/1/39	500,000	500,804
Series A, Insured: BAM
5.00%, due 11/1/45	10,150,000	10,614,986
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/46	5,125,000	5,240,452
		293,375,411
New York 8.6%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 7/15/43	2,135,000	1,608,972
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(c)	1,500,000	1,506,908
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds
Series A
5.00%, due 6/1/47 (c)	1,225,000	1,182,171
Build NYC Resource Corp., Hellenic Classical Charter Schools, Revenue Bonds (c)
Series A
5.00%, due 12/1/51	1,000,000	864,719
Series A
5.00%, due 12/1/55	1,080,000	918,373
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds
Series A
5.00%, due 7/1/45	6,600,000	6,642,223
Erie Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	37,500,000	7,705,657
	Principal Amount	Value

New York (continued)
Genesee County Funding Corp. (The), Rochester Regional Health Obligated Group, Revenue Bonds
Series A
5.25%, due 12/1/52	$ 6,750,000	$ 6,888,700
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series B
4.00%, due 7/1/27	2,720,000	2,625,745
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/42	2,425,000	1,829,041
Series A
4.00%, due 11/1/47	1,530,000	1,071,897
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1
4.00%, due 11/15/45	31,350,000	28,841,059
Series E
4.00%, due 11/15/45	23,375,000	21,755,075
Series A-1
4.00%, due 11/15/46	21,195,000	19,317,261
Series A-1
4.00%, due 11/15/46	11,050,000	10,071,042
Series A-3, Insured: AGM
4.00%, due 11/15/46	2,930,000	2,744,396
Series A-1
4.00%, due 11/15/48	6,440,000	5,799,084
Series A-1
4.00%, due 11/15/49	35,565,000	31,849,670
Series A-1, Insured: AGM
4.00%, due 11/15/50	8,550,000	7,802,913
Series A-1
4.00%, due 11/15/50	800,000	723,055
Series D
4.00%, due 11/15/50	7,730,000	6,986,515
Series A-1
4.00%, due 11/15/51	10,290,000	9,274,978
Series A-1
4.00%, due 11/15/52	3,340,000	3,003,922
Series A-2
5.00%, due 11/15/27	3,150,000	3,268,507

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds (continued)
Series B
5.00%, due 11/15/28	$ 1,190,000	$ 1,281,033
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	2,000,000	1,850,422
Metropolitan Transportation Authority, Revenue Bonds
Series D
5.00%, due 11/15/27	2,055,000	2,132,312
Monroe County Industrial Development Corp., Rochester Regional Health Obligated Group, Revenue Bonds
4.00%, due 12/1/41	2,955,000	2,709,827
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/50	1,000,000	775,797
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	2,075,000	1,922,689
Series A-3
5.125%, due 6/1/46	12,605,000	11,505,879
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 1/1/46	12,365,000	9,527,157
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 3/1/49	1,750,000	1,332,242
Series A, Insured: AGM-CR
3.00%, due 3/1/49	17,600,000	13,398,551
	Principal Amount	Value

New York (continued)
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series E-1
4.00%, due 2/1/49	$ 49,060,000	$ 46,870,771
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	10,000,000	3,096,229
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S-1
(zero coupon), due 6/1/38	2,500,000	1,071,274
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	14,600,000	10,724,586
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 11/15/51	3,750,000	2,764,118
New York Liberty Development Corp., 7 World Trade Center Project, Revenue Bonds
Series A
3.125%, due 9/15/50	21,530,000	16,227,531
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (c)	72,180,000	71,538,334
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A
4.00%, due 8/1/37	3,250,000	3,090,309
Series A
4.00%, due 8/1/38	1,750,000	1,641,028
Series A
4.00%, due 9/1/50	6,700,000	5,723,509
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/50	$ 4,240,000	$ 4,018,866
Series A
4.00%, due 7/1/53	4,310,000	4,030,893
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds
5.00%, due 12/1/30 (c)	2,200,000	2,116,781
New York State Thruway Authority, State Personal Income Tax, Revenue Bonds
Series A-1
3.00%, due 3/15/48	8,500,000	6,417,898
Series A-1
3.00%, due 3/15/51	33,195,000	24,291,789
Series A-1
4.00%, due 3/15/53	14,875,000	13,699,421
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B
4.00%, due 1/1/50	10,135,000	9,317,108
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
3.00%, due 3/15/50	9,700,000	7,112,386
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series E
4.00%, due 3/15/43	6,150,000	6,034,123
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (a)
4.00%, due 10/1/30	9,160,000	9,139,879
4.375%, due 10/1/45	75,465,000	72,965,260
5.00%, due 10/1/35	6,110,000	6,458,109
	Principal Amount	Value

New York (continued)
New York Transportation Development Corp., New York State Thruway Service Areas Project, Revenue Bonds
4.00%, due 4/30/53 (a)	$ 4,870,000	$ 3,929,939
New York Transportation Development Corp., Terminal 4 JFK International Airport Project, Revenue Bonds (a)
5.00%, due 12/1/34	9,750,000	10,576,825
5.00%, due 12/1/36	5,000,000	5,353,020
5.00%, due 12/1/38	9,750,000	10,280,847
5.00%, due 12/1/39	13,805,000	14,523,916
5.00%, due 12/1/40	4,785,000	5,002,365
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (a)
Insured: AGM-CR
5.00%, due 12/1/40	17,260,000	18,516,597
5.00%, due 12/1/42	3,375,000	3,500,728
5.375%, due 6/30/60	10,000,000	10,447,512
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/41	17,960,000	17,677,640
Series A
5.00%, due 7/1/46	12,125,000	11,825,953
New York Transportation Development Corp., JFK NTO LLC, Revenue Bonds
Insured: AGM
5.125%, due 6/30/60 (a)	12,000,000	12,407,707
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds (a)
5.25%, due 8/1/31	3,750,000	3,936,818
5.375%, due 8/1/36	3,445,000	3,627,188
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/40	3,755,000	2,973,643

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds (continued)
Series A, Insured: AGM
3.00%, due 12/1/44	$ 6,450,000	$ 4,788,270
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,430,000	1,306,675
Port Authority of New York & New Jersey, Revenue Bonds (a)
Series 223
4.00%, due 7/15/46	9,520,000	8,831,418
Series 236
5.00%, due 1/15/52	4,285,000	4,411,914
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds
Series 218
4.00%, due 11/1/47 (a)	2,455,000	2,263,781
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	1,500,000	1,502,861
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (c)	13,000,000	2,343,588
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
4.00%, due 12/1/45	815,000	677,875
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	71,340,000	6,868,052
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	915,000	897,845
	Principal Amount	Value

New York (continued)
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series B
5.00%, due 6/1/48	$ 19,500,000	$ 17,349,468
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	5,205,000	5,205,103
		750,095,542
North Carolina 0.7%
North Carolina Medical Care Commission, The Forest at Duke Project, Revenue Bonds
4.00%, due 9/1/41	2,300,000	1,951,940
4.00%, due 9/1/51	1,200,000	937,044
North Carolina Medical Care Commission, Plantation Village, Inc., Revenue Bonds
Series A
4.00%, due 1/1/52	3,040,000	2,328,135
North Carolina Medical Care Commission, United Methodist Retirement Homes, Inc. Obligated Group (The), Revenue Bonds
Series B-1
4.25%, due 10/1/28	275,000	275,703
Series A
5.00%, due 10/1/39	500,000	524,914
Series A
5.00%, due 10/1/44	505,000	520,427
Series A
5.00%, due 10/1/49	515,000	523,912
Series A
5.125%, due 10/1/54	1,250,000	1,272,697
North Carolina Medical Care Commission, Pines at Davidson Project (The), Revenue Bonds
Series A
5.00%, due 1/1/49	3,350,000	3,349,772
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
3.00%, due 1/1/42	2,320,000	1,843,423
Insured: AGM
5.00%, due 1/1/49	4,750,000	4,897,957
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
North Carolina (continued)
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien (continued)
Insured: AGM-CR
5.00%, due 1/1/49	$ 23,700,000	$ 24,438,229
North Carolina Turnpike Authority, Monroe Expressway Toll, Revenue Bonds
Series A
5.00%, due 7/1/51	2,745,000	2,756,959
Series A
5.00%, due 7/1/54	6,755,000	6,776,171
North Carolina Turnpike Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.00%, due 1/1/58	8,935,000	9,437,520
		61,834,803
North Dakota 0.5%
City of Grand Forks, Altru Health System, Revenue Bonds
Insured: AGM-CR
4.00%, due 12/1/46	3,955,000	3,453,299
Series A, Insured: AGM
5.00%, due 12/1/48	2,950,000	3,035,771
Series A, Insured: AGM
5.00%, due 12/1/53	2,800,000	2,854,903
County of Cass, Essentia Health Obligated Group, Revenue Bonds
Series B
5.25%, due 2/15/53	9,100,000	9,233,761
County of Ward, Trinity Health, Revenue Bonds
Series C
5.00%, due 6/1/48	26,890,000	23,423,303
Series C
5.00%, due 6/1/53	725,000	609,052
		42,610,089
Ohio 4.4%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Revenue Bonds
5.25%, due 11/15/46	29,875,000	30,157,749
	Principal Amount	Value

Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
4.00%, due 6/1/48	$ 5,185,000	$ 4,623,653
Series B-2
5.00%, due 6/1/55	202,525,000	183,613,540
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Development Corp. Project, Revenue Bonds
4.00%, due 8/1/44	12,270,000	11,232,895
Series A
5.50%, due 8/1/52	1,000,000	1,035,248
Cleveland-Cuyahoga County Port Authority, Centers for Dialysis Care Project, Revenue Bonds
Series A
5.00%, due 12/1/42	4,905,000	4,827,877
Series A
5.00%, due 12/1/47	1,435,000	1,367,381
Cleveland-Cuyahoga County Port Authority, Starwood Wasserman University Heights Holding LLC, Revenue Bonds (d)(e)(g)
Series A
7.00%, due 12/1/18	710,000	184,600
Series A
7.35%, due 12/1/31	6,000,000	1,560,000
County of Cuyahoga, MetroHealth System (The), Revenue Bonds
4.75%, due 2/15/47	1,440,000	1,381,087
5.00%, due 2/15/37	5,050,000	5,111,336
5.00%, due 2/15/52	7,785,000	7,598,783
5.25%, due 2/15/47	3,715,000	3,723,859
5.50%, due 2/15/57	32,555,000	32,926,547
County of Cuyahoga, MetroHealth System, Revenue Bonds
5.50%, due 2/15/52	4,660,000	4,718,004
County of Hamilton, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,032,318
5.00%, due 1/1/46	2,090,000	1,950,978
County of Montgomery, Kettering Health Network Obligated Group, Revenue Bonds
4.00%, due 8/1/51	3,265,000	2,866,674

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project, Revenue Bonds
5.00%, due 12/1/51	$ 4,250,000	$ 3,982,858
Ohio Air Quality Development Authority, Pratt Paper LLC Project, Revenue Bonds
4.50%, due 1/15/48 (a)(c)	2,450,000	2,363,277
Ohio Higher Educational Facility Commission, Tiffin University Project, Revenue Bonds
4.00%, due 11/1/49	4,700,000	3,336,080
5.00%, due 11/1/44	750,000	662,815
Ohio Higher Educational Facility Commission, University of Findlay (The), Revenue Bonds
5.00%, due 3/1/39	1,675,000	1,527,487
5.00%, due 3/1/44	9,260,000	8,094,199
Ohio Higher Educational Facility Commission, Cleveland Institute of Art (The), Revenue Bonds
5.25%, due 12/1/48	1,000,000	906,556
5.50%, due 12/1/53	1,215,000	1,120,295
State of Ohio, University Hospitals Health System, Inc., Revenue Bonds
Series A
4.00%, due 1/15/46	8,000,000	7,484,689
Series A, Insured: BAM
4.00%, due 1/15/50	33,060,000	30,972,621
Toledo-Lucas County Port Authority, University of Toledo Parking Project, Revenue Bonds
4.00%, due 1/1/57	6,150,000	5,012,297
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A
5.00%, due 7/1/34	1,400,000	1,346,041
Series A
5.00%, due 7/1/39	2,000,000	1,876,689
Series A
5.00%, due 7/1/46	9,440,000	8,516,920
		377,115,353
	Principal Amount	Value

Oklahoma 0.1%
Norman Regional Hospital Authority, Norman Regional Hospital Authority Obligated Group, Revenue Bonds
4.00%, due 9/1/45	$ 2,500,000	$ 2,006,179
5.00%, due 9/1/37	3,500,000	3,434,626
Tulsa Authority for Economic Opportunity, Sante FE Square Project, Tax Allocation
4.375%, due 12/1/41 (c)	1,500,000	1,329,047
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds
5.25%, due 11/15/45	1,250,000	1,226,270
		7,996,122
Oregon 0.1%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital Obligated Group, Revenue Bonds
3.50%, due 8/1/42	845,000	699,143
County of Yamhill, George Fox University Project, Revenue Bonds
4.00%, due 12/1/51	3,150,000	2,753,242
Oregon State Facilities Authority, Samaritan Health, Revenue Bonds
Series A
5.00%, due 10/1/46	2,280,000	2,256,257
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds
Series A
5.00%, due 10/1/48 (c)	1,560,000	1,424,580
		7,133,222
Pennsylvania 3.8%
Allegheny County Airport Authority, Revenue Bonds (a)
Series A, Insured: AGM
4.00%, due 1/1/46	7,970,000	7,593,705
Series A
4.00%, due 1/1/56	7,500,000	6,613,978
Allegheny County Hospital Development Authority, Allegheny Health Network, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 4/1/44	15,900,000	15,124,061
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Allegheny County Industrial Development Authority, Urban Academy of Greater Pittsburgh Charter School, Revenue Bonds
Series A
4.00%, due 6/15/41 (c)	$ 1,895,000	$ 1,556,518
Allegheny County Industrial Development Authority, Propel Charter School - Sunrise, Revenue Bonds
6.00%, due 7/15/38	2,850,000	2,852,748
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds (c)
5.00%, due 5/1/42	4,000,000	3,970,882
5.00%, due 5/1/42	14,750,000	14,591,131
5.00%, due 5/1/42	6,465,000	6,380,378
5.125%, due 5/1/32	4,250,000	4,262,863
5.25%, due 5/1/42	1,110,000	1,077,055
5.375%, due 5/1/42	4,225,000	4,112,417
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds
5.00%, due 5/1/42	3,500,000	3,568,869
6.00%, due 5/1/42 (c)	4,350,000	4,499,879
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
4.00%, due 7/1/46	2,910,000	2,207,908
4.00%, due 7/1/51	7,200,000	5,211,055
5.00%, due 7/1/40	655,000	549,490
5.00%, due 7/1/41	2,500,000	2,061,610
Cambria County General Financing Authority, St. Francis University, Revenue Bonds
Series TT5
4.00%, due 4/1/46	2,035,000	1,584,201
Chambersburg Area Municipal Authority, Wilson College, Revenue Bonds
5.50%, due 10/1/33	1,230,000	1,229,920
5.75%, due 10/1/38	3,200,000	3,172,007
5.75%, due 10/1/43	2,290,000	2,214,543
	Principal Amount	Value

Pennsylvania (continued)
Chester County Industrial Development Authority, Avon Grove Charter School, Revenue Bonds
5.00%, due 3/1/27	$ 2,375,000	$ 2,398,641
Chester County Industrial Development Authority, Renaissance Academy Charter School, Revenue Bonds
5.00%, due 10/1/39	1,575,000	1,461,569
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment
5.125%, due 3/1/48 (c)	680,000	624,807
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds (c)
5.00%, due 9/15/27	705,000	699,745
5.00%, due 9/15/28	740,000	732,752
5.00%, due 9/15/29	150,000	147,980
5.00%, due 9/15/37	640,000	659,750
5.00%, due 9/15/37	2,755,000	2,590,813
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	150,000	148,183
County of Lehigh, Lehigh Valley Health Network, Revenue Bonds
Series A
4.00%, due 7/1/49	1,660,000	1,515,351
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries, Revenue Bonds
Series A
5.00%, due 1/1/39	195,000	210,143
Series A
5.00%, due 1/1/39	290,000	292,862
Dauphin County General Authority, Harrisburg University Science Technology Project (The), Revenue Bonds (c)
5.00%, due 10/15/34	5,535,000	4,712,755
5.125%, due 10/15/41	4,650,000	3,577,187
5.875%, due 10/15/40	3,700,000	3,118,408
6.25%, due 10/15/53	9,150,000	7,363,832

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Delaware County Authority, Cabrini University, Revenue Bonds
5.00%, due 7/1/42	$ 1,215,000	$ 1,216,962
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds
5.00%, due 12/1/39	375,000	332,836
5.00%, due 12/1/49	1,020,000	830,390
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (c)
Series A
6.00%, due 7/15/38	2,795,000	2,861,254
Series A
6.50%, due 7/15/48	4,150,000	4,256,521
Huntingdon County General Authority, AICUP Financing Program, Revenue Bonds
Series OO2
5.00%, due 5/1/46	3,955,000	3,714,998
Jefferson County Hospital Authority (The), Punxsutawney Area Hospital, Inc., Revenue Bonds
4.50%, due 1/15/27 (c)	5,270,000	5,265,215
Lancaster Higher Education Authority, Elizabethtown College Project, Revenue Bonds
Series A
5.00%, due 10/1/51	3,000,000	2,748,173
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds
4.00%, due 12/1/49	3,450,000	2,829,000
5.00%, due 12/1/49	3,940,000	3,806,355
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Revenue Bonds
4.00%, due 7/1/51	2,750,000	2,064,793
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Revenue Bonds
4.00%, due 9/1/44	3,000,000	2,794,750
	Principal Amount	Value

Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Revenue Bonds (continued)
4.00%, due 9/1/49	$ 4,750,000	$ 4,291,796
Insured: AGM-CR
4.00%, due 9/1/49	15,610,000	14,725,466
Montgomery County Higher Education and Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds
4.00%, due 12/1/48	3,995,000	3,156,080
Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group, Revenue Bonds
5.00%, due 11/15/36	4,530,000	4,645,847
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds
Series PP-1
5.25%, due 5/1/46	85,000	81,596
Northeastern Pennsylvania Hospital and Education Authority, King's College Project, Revenue Bonds
5.00%, due 5/1/44	1,000,000	922,431
5.00%, due 5/1/49	1,350,000	1,203,175
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project, Revenue Bonds
0.95%, due 12/1/33 (b)	9,250,000	8,509,154
Pennsylvania Economic Development Financing Authority, Rapid Bridge Replacement Project, Revenue Bonds
4.125%, due 12/31/38	4,000,000	3,712,852
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Project, Revenue Bonds (a)
Insured: AGM
5.00%, due 12/31/57	7,900,000	8,232,156
5.25%, due 6/30/53	8,395,000	8,717,237
5.75%, due 6/30/48	6,560,000	7,137,458
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Education Assistance Agency, Revenue Bonds
Series 1C
5.00%, due 6/1/51 (a)	$ 4,950,000	$ 4,722,286
Pennsylvania Turnpike Commission, Revenue Bonds
Series B
4.00%, due 12/1/46	6,770,000	6,408,028
Series A
4.00%, due 12/1/50	7,650,000	7,114,980
Series A, Insured: BAM
4.00%, due 12/1/50	46,265,000	43,770,835
Philadelphia Authority for Industrial Development, Mariana Bracetti Academy Charter School, Revenue Bonds
Series B
4.875%, due 12/15/35 (c)	6,215,000	5,943,649
Philadelphia Authority for Industrial Development, Russell Byers Charter School, Revenue Bonds
Series A
5.00%, due 5/1/40	1,105,000	1,066,164
Series A
5.00%, due 5/1/50	3,130,000	2,846,050
Philadelphia Authority for Industrial Development, MaST Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/40	600,000	578,656
Series A
5.00%, due 8/1/50	1,050,000	958,252
Philadelphia Authority for Industrial Development, University of the Arts (The), Revenue Bonds (c)
5.00%, due 3/15/45	300,000	320,521
5.00%, due 3/15/45	4,875,000	4,036,013
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School, Revenue Bonds
Series A
5.00%, due 6/15/50 (c)	1,700,000	1,609,830
	Principal Amount	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (c)
Series A
5.125%, due 6/1/38	$ 2,000,000	$ 1,936,578
Series A
5.25%, due 6/1/48	3,085,000	2,896,543
Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Revenue Bonds
Series A
6.50%, due 6/1/45	2,200,000	2,199,722
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School, Revenue Bonds
Series A
7.25%, due 6/15/43	4,150,000	4,164,522
Scranton Redevelopment Authority, Revenue Bonds
Series A, Insured: MUN GOVT GTD
5.00%, due 11/15/28	6,425,000	6,426,593
Scranton-Lackawanna Health and Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	950,316
5.00%, due 6/1/46	4,625,000	4,042,441
Wilkes-Barre Finance Authority, Wilkes University Project, Revenue Bonds
4.00%, due 3/1/42	2,500,000	1,958,791
		326,697,261
Puerto Rico 10.5%
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	43,900,000	8,091,156
Series B
(zero coupon), due 5/15/57	97,900,000	5,996,306
5.50%, due 5/15/39	1,270,000	1,276,894
5.625%, due 5/15/43	36,560,000	37,011,216

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/33	$ 26,422,270	$ 17,336,743
Series A-1
4.00%, due 7/1/35	53,687,833	52,083,651
Series A-1
4.00%, due 7/1/37	33,727,084	32,323,083
Series A-1
4.00%, due 7/1/41	19,323,126	17,978,180
Series A-1
4.00%, due 7/1/46	12,500,000	11,270,605
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	178,700,250	106,550,024
(zero coupon), due 11/1/51	33,854,991	20,355,314
(zero coupon), due 11/1/51	27,500,000	5,534,375
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	80,134,892	77,330,171
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (c)
Series C
3.50%, due 7/1/26	14,625,000	13,886,761
Series A
5.00%, due 7/1/27	345,000	356,487
Series 2020A
5.00%, due 7/1/30	4,135,000	4,377,220
Series 2020A
5.00%, due 7/1/35	15,960,000	16,774,830
Series A
5.00%, due 7/1/37	5,750,000	6,040,665
Series A
5.00%, due 7/1/47	127,655,000	129,334,187
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (c)
Series B
5.00%, due 7/1/33	5,300,000	5,637,208
Series B
5.00%, due 7/1/37	20,695,000	21,631,364
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD
3.30%, due 7/1/19 (d)(e)(g)	1,015,000	266,437
Series ZZ
4.25%, due 7/1/20 (d)(e)(g)	1,355,000	355,687
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series CCC
4.25%, due 7/1/23 (d)(e)	$ 1,150,000	$ 301,875
Series UU, Insured: AGM
4.266%, due 7/1/29	4,640,000	4,421,393
Series CCC
4.375%, due 7/1/22 (d)(e)(g)	115,000	30,188
Series CCC
4.60%, due 7/1/24 (d)(e)	200,000	53,000
Series CCC
4.625%, due 7/1/25 (d)(e)	1,085,000	287,525
Series XX
4.75%, due 7/1/26 (d)(e)	320,000	84,800
Series ZZ
4.75%, due 7/1/27 (d)(e)	405,000	107,325
Series A
4.80%, due 7/1/29 (d)(e)	690,000	182,850
Series DDD
5.00%, due 7/1/20 (d)(e)(g)	3,250,000	853,125
Series TT
5.00%, due 7/1/20 (d)(e)(g)	2,195,000	576,187
Series CCC
5.00%, due 7/1/21 (d)(e)(g)	470,000	123,375
Series DDD
5.00%, due 7/1/21 (d)(e)(g)	275,000	72,187
Series TT
5.00%, due 7/1/21 (d)(e)(g)	1,215,000	318,937
Series TT
5.00%, due 7/1/23 (d)(e)	365,000	95,812
Series CCC
5.00%, due 7/1/24 (d)(e)	1,845,000	488,925
Series RR, Insured: NATL-RE
5.00%, due 7/1/24	115,000	115,013
Series TT
5.00%, due 7/1/24 (d)(e)	450,000	119,250
Series CCC
5.00%, due 7/1/25 (d)(e)	575,000	152,375
Series SS, Insured: NATL-RE
5.00%, due 7/1/25	770,000	770,257
Series TT
5.00%, due 7/1/25 (d)(e)	1,030,000	272,950
Series TT
5.00%, due 7/1/26 (d)(e)	1,050,000	278,250
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	150,000	149,816
Series TT
5.00%, due 7/1/27 (d)(e)	1,250,000	331,250
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series WW
5.00%, due 7/1/28 (d)(e)	$ 380,000	$ 100,700
Series TT
5.00%, due 7/1/32 (d)(e)	9,320,000	2,469,800
Series A
5.00%, due 7/1/42 (d)(e)	8,755,000	2,320,075
Series A
5.05%, due 7/1/42 (d)(e)	825,000	218,625
Series ZZ
5.25%, due 7/1/20 (d)(e)(g)	225,000	59,063
Series ZZ
5.25%, due 7/1/23 (d)(e)	620,000	162,750
Series AAA
5.25%, due 7/1/24 (d)(e)	3,000,000	795,000
Series WW
5.25%, due 7/1/25 (d)(e)	1,605,000	425,325
Series AAA
5.25%, due 7/1/26 (d)(e)	110,000	29,150
Series ZZ
5.25%, due 7/1/26 (d)(e)	3,520,000	932,800
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	630,000	620,733
Series AAA
5.25%, due 7/1/30 (d)(e)	985,000	261,025
Series VV, Insured: NATL-RE
5.25%, due 7/1/30	3,850,000	3,786,157
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	345,000	341,290
Series WW
5.25%, due 7/1/33 (d)(e)	8,310,000	2,202,150
Series XX
5.25%, due 7/1/35 (d)(e)	2,265,000	600,225
Series XX
5.25%, due 7/1/40 (d)(e)	18,055,000	4,784,575
Series BBB
5.40%, due 7/1/28 (d)(e)	9,615,000	2,547,975
Series WW
5.50%, due 7/1/38 (d)(e)	11,595,000	3,072,675
Series XX
5.75%, due 7/1/36 (d)(e)	4,055,000	1,074,575
Series A
6.75%, due 7/1/36 (d)(e)	11,550,000	3,060,750
Series A
7.00%, due 7/1/33 (d)(e)	1,500,000	397,500
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series A
7.00%, due 7/1/43 (d)(e)	$ 4,750,000	$ 1,258,750
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (d)(e)
Series EEE
5.95%, due 7/1/30	25,585,000	6,780,025
Series EEE
6.05%, due 7/1/32	12,265,000	3,250,225
Series YY
6.125%, due 7/1/40	44,950,000	11,911,750
Series EEE
6.25%, due 7/1/40	10,165,000	2,693,725
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	1,705,000	1,716,325
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/31	1,842,000	1,390,203
Series A-1
(zero coupon), due 7/1/46	213,086,000	66,818,506
Series A-1
(zero coupon), due 7/1/51	40,384,000	9,259,805
(zero coupon), due 8/1/54	516,302	100,039
Series A-2
4.329%, due 7/1/40	20,500,000	20,076,288
Series A-1
4.50%, due 7/1/34	792,000	795,078
Series A-1
4.75%, due 7/1/53	12,968,000	12,688,617
Series A-2
4.784%, due 7/1/58	40,087,000	39,316,997
Series A-1
5.00%, due 7/1/58	98,991,000	99,002,671
		909,307,151
Rhode Island 0.2%
Providence Redevelopment Agency, Port Providence Lease, Certificate of Participation
Series A, Insured: AGC
(zero coupon), due 9/1/24	1,735,000	1,708,698
Series A, Insured: AGC
(zero coupon), due 9/1/26	685,000	621,372

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificate of Participation (continued)
Series A, Insured: AGC
(zero coupon), due 9/1/29	$ 1,835,000	$ 1,489,091
Series A, Insured: AGC
(zero coupon), due 9/1/30	1,835,000	1,430,063
Series A, Insured: AGC
(zero coupon), due 9/1/32	1,500,000	1,075,526
Series A, Insured: AGC
(zero coupon), due 9/1/34	1,000,000	663,298
Series A, Insured: AGC
(zero coupon), due 9/1/35	360,000	228,472
Series A, Insured: AGC
(zero coupon), due 9/1/36	470,000	282,778
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
(zero coupon), due 6/1/52	78,620,000	13,618,234
		21,117,532
South Carolina 0.7%
South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community, Revenue Bonds
Series A
4.00%, due 4/1/54	1,160,000	859,791
Series A
5.00%, due 4/1/54	3,000,000	2,744,072
South Carolina Jobs-Economic Development Authority, Green Charter School Project, Revenue Bonds
Series A
4.00%, due 6/1/56 (c)	3,530,000	2,346,576
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project, Revenue Bonds
Series A
5.00%, due 11/15/54	1,000,000	875,817
5.25%, due 11/15/47	5,025,000	4,740,049
5.25%, due 11/15/52	1,625,000	1,494,659
	Principal Amount	Value

South Carolina (continued)
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/46	$ 5,710,000	$ 5,328,946
Series B, Insured: BAM
4.00%, due 12/1/48	20,839,000	19,124,921
Series B, Insured: BAM
4.00%, due 12/1/50	4,805,000	4,350,676
Series B, Insured: BAM
4.00%, due 12/1/54	4,932,000	4,376,548
Series B, Insured: BAM
4.00%, due 12/1/55	14,546,000	12,890,814
		59,132,869
Tennessee 0.5%
Chattanooga Health Educational & Housing Facility Board, CommonSpirit Health, Revenue Bonds
Series A-2
5.00%, due 8/1/44	2,640,000	2,714,094
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds
Series A
5.00%, due 10/1/44	6,200,000	6,042,992
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Belmont University, Revenue Bonds
4.00%, due 5/1/46	2,500,000	2,422,328
4.00%, due 5/1/51	13,900,000	13,084,120
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Trevecca Nazarene University Project, Revenue Bonds
Series B
4.00%, due 10/1/51	4,580,000	3,573,850
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds
5.00%, due 10/1/48	2,800,000	2,648,765
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A
5.25%, due 10/1/58	$ 8,650,000	$ 8,713,378
Tennessee Energy Acquisition Corp., Revenue Bonds
Series A
5.00%, due 5/1/52 (b)	6,550,000	6,887,251
		46,086,778
Texas 4.6%
Bastrop Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/53	4,750,000	5,030,655
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project, Revenue Bonds
5.00%, due 7/15/41	3,300,000	2,948,632
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Revenue Bonds, Senior Lien (c)
Series A
3.625%, due 7/1/26 (a)	14,805,000	13,889,676
Series B
6.50%, due 7/1/26	13,700,000	12,958,398
Central Texas Regional Mobility Authority, Capital Appreciation, Revenue Bonds
(zero coupon), due 1/1/33	315,000	225,676
(zero coupon), due 1/1/34	3,275,000	2,249,940
(zero coupon), due 1/1/35	3,700,000	2,432,261
(zero coupon), due 1/1/36	2,000,000	1,243,694
(zero coupon), due 1/1/39	3,500,000	1,794,408
Central Texas Regional Mobility Authority, Revenue Bonds
4.00%, due 1/1/41	6,000,000	5,719,505
City of Arlington, Tax Increment Reinvestment Zone No. 5, Tax Allocation
4.00%, due 8/15/50	2,355,000	1,914,253
	Principal Amount	Value

Texas (continued)
City of Houston, Airport System, United Airlines Inc. Project, Revenue Bonds (a)
Series B-1
4.00%, due 7/15/41	$ 4,100,000	$ 3,851,409
Series B-1
5.00%, due 7/15/30	2,000,000	2,005,405
City of Houston, Airport System, Revenue Bonds, Sub. Lien (a)
Series A
4.00%, due 7/1/48	6,810,000	6,170,768
Series A, Insured: AGM
5.25%, due 7/1/53	3,500,000	3,686,410
City of Lago Vista, Tessera on Lake Travis Public Improvement District Project, Special Assessment
Series B
4.875%, due 9/1/50 (c)	1,250,000	1,087,446
Clifton Higher Education Finance Corp., IDEA Public Schools, Revenue Bonds
Series A
4.00%, due 8/15/47	4,030,000	3,522,298
6.00%, due 8/15/43	3,250,000	3,253,505
Danbury Higher Education Authority, Inc., Golden Rule School, Inc., Revenue Bonds
Series A
4.00%, due 8/15/49	1,725,000	1,330,795
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds
Series A
5.25%, due 9/1/44	3,250,000	3,261,195
Denton Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 8/15/48	13,565,000	14,585,454
Grand Parkway Transportation Corp., Revenue Bonds, First Tier
Series C, Insured: AGM-CR
4.00%, due 10/1/49	72,540,000	67,261,112
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A
5.00%, due 6/1/33	900,000	862,545

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds (continued)
Series A
5.00%, due 6/1/38	$ 1,960,000	$ 1,756,408
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	65,000	58,819
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	535,000	480,856
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	10,000	8,154
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	725,000	577,592
Series H, Insured: NATL-RE
(zero coupon), due 11/15/32	250,000	170,816
Series H, Insured: NATL-RE
(zero coupon), due 11/15/33	185,000	118,362
Series H, Insured: NATL-RE
(zero coupon), due 11/15/38	1,395,000	629,042
Series H, Insured: NATL-RE
(zero coupon), due 11/15/39	1,525,000	639,117
Series H, Insured: NATL-RE
(zero coupon), due 11/15/40	1,855,000	724,770
Series H, Insured: NATL-RE
(zero coupon), due 11/15/41	700,000	255,900
Harris County-Houston Sports Authority, Revenue Bonds, Third Lien
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/32	1,670,000	1,021,712
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/33	890,000	513,045
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/34	220,000	119,714
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/34	2,320,000	1,259,925
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/34	2,035,000	1,247,828
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/38	35,615,000	16,524,783
	Principal Amount	Value

Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien (continued)
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/40	$ 1,310,000	$ 528,613
Hemphill County Hospital District, Limited General Obligation
4.625%, due 2/1/39	2,765,000	2,499,590
Lake Houston Redevelopment Authority, City of Houston Reinvestment Zone No. 10, Revenue Bonds
3.00%, due 9/1/47	2,330,000	1,618,658
Montgomery County Toll Road Authority, Revenue Bonds, Senior Lien
5.00%, due 9/15/48	2,500,000	2,511,327
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue Bonds (c)
4.00%, due 8/15/36	1,000,000	906,392
4.00%, due 8/15/41	6,315,000	5,278,943
4.00%, due 8/15/46	880,000	697,191
4.00%, due 8/15/56	6,900,000	5,072,380
New Hope Cultural Education Facilities Finance Corp., CHF-Collegiate Housing Denton LLC, Revenue Bonds
Series B-1, Insured: AGM
4.00%, due 7/1/48	1,000,000	890,416
New Hope Cultural Education Facilities Finance Corp., Westminster Project, Revenue Bonds
4.00%, due 11/1/49	1,600,000	1,374,968
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds
Series A-1
4.00%, due 12/1/54	555,000	403,978
Series A-1
5.00%, due 12/1/54	3,770,000	3,296,684
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Cumberland Academy, Inc., Revenue Bonds (c)
Series A
5.00%, due 8/15/40	$ 3,950,000	$ 3,808,955
Series A
5.00%, due 8/15/50	750,000	685,512
New Hope Cultural Education Facilities Finance Corp., Southwest Preparatory School, Revenue Bonds
Series A
5.00%, due 8/15/50 (c)	3,880,000	3,319,657
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project, Revenue Bonds
5.00%, due 1/1/55	1,500,000	1,082,508
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds
Series A
5.50%, due 7/1/54	2,500,000	1,796,098
North Texas Tollway Authority, Revenue Bonds, Second Tier
Series B, Insured: BAM
3.00%, due 1/1/46	17,800,000	13,856,070
5.00%, due 1/1/50	1,750,000	1,783,192
Port Freeport, Revenue Bonds, Senior Lien
4.00%, due 6/1/51 (a)	4,035,000	3,428,822
Port of Port Arthur Navigation District, Port Improvement, Unlimited General Obligation
4.00%, due 3/1/47 (a)	4,200,000	3,595,261
Reagan Hospital District of Reagan County, Limited General Obligation
Series A
5.125%, due 2/1/39	1,400,000	1,321,861
Red River Education Finance Corp., Houston Baptist University Project, Revenue Bonds
5.50%, due 10/1/46	5,950,000	5,955,267
	Principal Amount	Value

Texas (continued)
San Antonio Education Facilities Corp., University of the Incarnate Word, Revenue Bonds
Series A
4.00%, due 4/1/51	$ 4,000,000	$ 3,142,238
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living Center Project, Revenue Bonds
5.00%, due 11/15/40	1,350,000	1,260,596
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series B
5.00%, due 11/15/40	1,250,000	1,225,289
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	3,025,000	2,857,751
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
4.38%, due 9/15/27	35,655,000	35,578,623
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 12/31/37	2,120,000	2,082,010
Series A
4.00%, due 12/31/38	2,745,000	2,666,886
Series A
4.00%, due 12/31/39	4,385,000	4,241,663
5.50%, due 12/31/58 (a)	26,000,000	27,907,155
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC, Revenue Bonds, Senior Lien
5.00%, due 12/31/55 (a)	11,505,000	11,521,957
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC, Revenue Bonds, Senior Lien
5.00%, due 6/30/58 (a)	30,855,000	31,090,090

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Transportation Commission, State Highway 249, Revenue Bonds, First Tier
Series A
(zero coupon), due 8/1/43	$ 3,750,000	$ 1,459,882
Series A
(zero coupon), due 8/1/44	4,200,000	1,544,473
Texas Water Development Board, State Water Implementation Fund, Revenue Bonds
Series A
5.00%, due 10/15/58	11,000,000	11,643,144
Tomball Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/48	6,185,000	6,604,548
		397,930,931
U.S. Virgin Islands 2.5%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	23,765,000	25,266,499
Series A
5.00%, due 10/1/32	37,995,000	40,829,100
Series A
5.00%, due 10/1/39	104,875,000	109,478,132
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C
5.00%, due 10/1/30 (c)	16,670,000	16,280,909
Series A
5.00%, due 10/1/32	14,100,000	13,381,959
Series A
5.00%, due 10/1/34 (c)	2,600,000	2,444,778
Series C
5.00%, due 10/1/39 (c)	9,310,000	8,664,958
		216,346,335
Utah 1.5%
Black Desert Public Infrastructure District, Limited General Obligation (c)
Series A
3.75%, due 3/1/41	410,000	323,159
	Principal Amount	Value

Utah (continued)
Black Desert Public Infrastructure District, Limited General Obligation (c) (continued)
Series A
4.00%, due 3/1/51	$ 2,725,000	$ 1,988,327
City of Salt Lake City, Airport, Revenue Bonds (a)
Series A
5.00%, due 7/1/51	8,450,000	8,600,876
Series A
5.25%, due 7/1/48	25,750,000	27,283,873
Series A
5.25%, due 7/1/53	1,750,000	1,837,847
Series A
5.50%, due 7/1/53	1,760,000	1,885,067
Mida Golf and Equestrian Center Public Infrastructure District, Limited General Obligation (c)
4.50%, due 6/1/51	10,070,000	7,092,540
4.625%, due 6/1/57	2,000,000	1,392,453
Mida Mountain Village Public Infrastructure District, Assessment Area No. 2, Special Assessment
4.00%, due 8/1/50 (c)	2,000,000	1,638,762
Mida Mountain Village Public Infrastructure District, Special Assessment (c)
Series A
4.50%, due 8/1/40	1,500,000	1,403,943
Series A
5.00%, due 8/1/50	5,000,000	4,723,738
Military Installation Development Authority, Revenue Bonds
Series A-1
4.00%, due 6/1/36	4,000,000	3,450,214
Series A-1
4.00%, due 6/1/41	2,430,000	1,961,182
Series A-1
4.00%, due 6/1/52	14,425,000	10,340,623
UIPA Crossroads Public Infrastructure District, Tax Allocation
4.375%, due 6/1/52 (c)	7,500,000	6,305,359
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: BAM UT CSCE
4.00%, due 4/15/45	$ 2,975,000	$ 2,715,085
Insured: BAM UT CSCE
4.00%, due 4/15/50	3,395,000	2,989,108
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Series A, Insured: UT CSCE
4.00%, due 4/15/45	2,020,000	1,755,394
Utah Charter School Finance Authority, Vista School, Revenue Bonds
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/45	1,870,000	1,666,963
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/54	4,700,000	3,947,913
Utah Charter School Finance Authority, Providence Hall Project, Revenue Bonds
Series A, Insured: BAM UT CSCE
4.00%, due 10/15/51	3,000,000	2,630,733
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
3.00%, due 10/15/45	4,425,000	2,982,897
4.00%, due 10/15/42	3,970,000	3,382,945
Series A
5.00%, due 10/15/32	1,615,000	1,647,016
Series A
5.00%, due 10/15/34	3,085,000	3,139,957
Series A
5.00%, due 10/15/37	1,100,000	1,106,924
Series A
5.00%, due 10/15/40	3,780,000	3,771,828
5.00%, due 10/15/46	3,400,000	3,259,163
Series A
5.375%, due 10/15/40	5,910,000	5,988,808
5.625%, due 10/15/38	2,530,000	2,691,754
6.00%, due 10/15/47	6,350,000	6,796,936
		130,701,387
	Principal Amount	Value

Vermont 0.1%
Vermont Economic Development Authority, Wake Robin Corp. Project, Revenue Bonds
Series A
4.00%, due 5/1/45	$ 2,350,000	$ 1,932,051
Vermont Student Assistance Corp., Education Loan, Revenue Bonds
Series B
4.50%, due 6/15/45 (a)	3,500,000	2,932,092
		4,864,143
Virginia 2.0%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds, First Tier
5.00%, due 7/1/46	5,840,000	5,867,166
5.00%, due 7/1/51	5,995,000	6,002,810
Farmville Industrial Development Authority, Longwood University Student Project, Revenue Bonds
Series A
5.00%, due 1/1/48	6,700,000	6,142,695
Series A
5.00%, due 1/1/55	16,100,000	14,383,965
Farmville Industrial Development Authority, Longwood University Student Housing Project, Revenue Bonds
Series A
5.00%, due 1/1/59	7,255,000	6,399,021
Henrico County Economic Development Authority, LifeSpire of Virginia, Residential Care Facility, Revenue Bonds
Series C
5.00%, due 12/1/47	2,200,000	2,200,621
James City County Economic Development Authority, Williamsburg Landing, Inc., Revenue Bonds
Series A
4.00%, due 12/1/50	3,235,000	2,493,963
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds
5.00%, due 9/1/48	3,455,000	3,345,858

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Newport News Economic Development Authority, LifeSpire of Virginia Obligated Group, Revenue Bonds
5.00%, due 12/1/38	$ 7,720,000	$ 7,775,626
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds
Series A
4.00%, due 9/1/48	4,590,000	3,693,068
Salem Economic Development Authority, Educational Facilities, Roanoke College, Revenue Bonds
4.00%, due 4/1/45	840,000	712,629
5.00%, due 4/1/49	1,000,000	971,928
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series 2007A-1
6.706%, due 6/1/46	30,880,000	26,179,388
Virginia College Building Authority, Regent University Project, Revenue Bonds
3.00%, due 6/1/41	4,275,000	3,251,869
Virginia College Building Authority, Marymount University Project, Green Bond, Revenue Bonds
Series B
5.00%, due 7/1/45 (c)	1,945,000	1,769,775
Virginia Small Business Financing Authority, Elizabeth River Crossings OpCo LLC, Revenue Bonds, Senior Lien
3.00%, due 1/1/41 (a)	4,000,000	3,208,813
Virginia Small Business Financing Authority, 95 Express Lanes LLC, Revenue Bonds, Senior Lien (a)
4.00%, due 7/1/39	1,380,000	1,291,927
4.00%, due 1/1/48	20,170,000	17,796,025
5.00%, due 1/1/36	1,345,000	1,427,057
5.00%, due 1/1/38	3,000,000	3,131,134
Virginia Small Business Financing Authority, National Senior Campuses, Inc., Revenue Bonds
Series A
4.00%, due 1/1/45	2,510,000	2,264,605
	Principal Amount	Value

Virginia (continued)
Virginia Small Business Financing Authority, National Senior Campuses Inc. Obligated Group, Revenue Bonds
Series A
4.00%, due 1/1/51	$ 11,840,000	$ 10,258,916
Virginia Small Business Financing Authority, Capital Beltway Express LLC, Revenue Bonds, Senior Lien
5.00%, due 12/31/47 (a)	3,000,000	3,041,112
Virginia Small Business Financing Authority, Transform 66 P3 Project, Revenue Bonds, Senior Lien (a)
5.00%, due 12/31/52	9,750,000	9,780,419
5.00%, due 12/31/56	18,375,000	18,411,004
Virginia Small Business Financing Authority, I-495 Hot Lanes Project, Revenue Bonds, Senior Lien
5.00%, due 12/31/52 (a)	15,415,000	15,475,804
		177,277,198
Washington 1.4%
Grant County Public Hospital District No. 1, Unlimited General Obligation
5.125%, due 12/1/48	3,945,000	3,952,090
5.125%, due 12/1/52	2,550,000	2,520,647
Pend Oreille County Public Utility District No. 1 Box Canyon, Revenue Bonds
4.00%, due 1/1/41	3,000,000	2,723,994
Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bond, Revenue Bonds
5.00%, due 1/1/48	5,130,000	5,150,005
Port of Seattle, Revenue Bonds
Series B
5.00%, due 8/1/47 (a)	5,800,000	5,983,197
Port of Seattle Industrial Development Corp., Delta Air Lines, Inc., Revenue Bonds
5.00%, due 4/1/30 (a)	1,825,000	1,825,226
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Washington Economic Development Finance Authority, North Pacific Paper Co. Recycling Project, Green Bond, Revenue Bonds
Series A
5.625%, due 12/1/40 (a)(c)	$ 4,000,000	$ 3,951,002
Washington Health Care Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-2
5.00%, due 8/1/44	8,685,000	8,928,754
Washington Higher Education Facilities Authority, Whitworth University Project, Revenue Bonds
4.00%, due 10/1/38	1,665,000	1,545,050
Series A
5.00%, due 10/1/40	3,000,000	3,014,807
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	3,130,000	2,797,768
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B
3.00%, due 7/1/43	5,565,000	4,401,137
Series B
3.00%, due 7/1/48	2,465,000	1,837,093
Series B
3.00%, due 7/1/58	8,875,000	5,871,676
Series B, Insured: BAM
3.00%, due 7/1/58	13,510,000	9,337,228
Series B, Insured: AGM-CR
3.00%, due 7/1/58	4,000,000	2,764,538
Insured: AGM-CR
4.00%, due 7/1/58	8,810,000	7,735,359
Series B, Insured: AGM-CR
4.00%, due 7/1/58	1,750,000	1,569,241
5.00%, due 7/1/58	9,750,000	9,887,376
Series A
5.00%, due 7/1/58	5,615,000	5,742,689
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds (c)
Series A
4.00%, due 1/1/41	3,820,000	3,021,869
	Principal Amount	Value

Washington (continued)
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds (c) (continued)
Series A
4.00%, due 1/1/51	$ 1,700,000	$ 1,201,369
Series A
4.00%, due 1/1/57	7,785,000	5,277,306
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds
5.00%, due 1/1/48	3,000,000	2,633,478
Washington State Housing Finance Commission, Provident Group-SH I Properties LLC, Revenue Bonds
5.50%, due 7/1/59	6,000,000	6,259,456
Whidbey Island Public Hospital District, Whidbey General Hospital, Limited General Obligation
3.75%, due 12/1/32	100,000	80,711
4.00%, due 12/1/37	290,000	219,183
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,520,000	8,411,843
5.50%, due 12/1/33	2,070,000	1,969,245
		120,613,337
West Virginia 0.4%
County of Monongalia, Development District No. 4 University Town Center, Tax Allocation
Series A
6.00%, due 6/1/53 (c)	4,750,000	4,985,511
County of Ohio, Special District Excise Tax, The Highlands Project, Revenue Bonds
Series B
4.25%, due 3/1/35	4,000,000	3,875,604
Glenville State College, Board of Governors, Revenue Bonds
5.25%, due 6/1/47	3,750,000	3,328,176
Monongalia County Commission Excise Tax District, University Town Centre, Revenue Bonds
Series A
4.125%, due 6/1/43 (c)	950,000	817,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
West Virginia (continued)
Monongalia County Commission Excise Tax District, University Town Center, Revenue Bonds
Series A
5.50%, due 6/1/37 (c)	$ 4,000,000	$ 4,070,225
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 1/1/37	4,825,000	4,553,504
Series A, Insured: AGM-CR
4.00%, due 1/1/38	2,500,000	2,300,432
Series A, Insured: AGM-CR
4.125%, due 1/1/47	13,200,000	11,224,395
		35,155,197
Wisconsin 2.2%
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds (c)
Series B
(zero coupon), due 1/1/60	70,900,000	5,078,929
Series A-1
5.00%, due 1/1/55	18,765,000	15,512,992
Public Finance Authority, Methodist University, Inc. (The), Revenue Bonds (c)
4.00%, due 3/1/26	755,000	734,210
4.00%, due 3/1/30	950,000	876,549
Public Finance Authority, North Carolina Leadership Charter Academy, Inc., Revenue Bonds
Series A
4.00%, due 6/15/29 (c)	235,000	227,374
Public Finance Authority, National Gypsum Co., Revenue Bonds
4.00%, due 8/1/35 (a)	4,000,000	3,569,646
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
4.00%, due 4/1/42 (c)	900,000	801,147
4.00%, due 4/1/42 (c)	100,000	107,142
4.00%, due 4/1/52 (c)	3,000,000	2,495,891
5.00%, due 4/1/30 (c)	100,000	106,435
5.00%, due 4/1/30 (c)	600,000	620,681
5.00%, due 4/1/40 (c)	300,000	304,433
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds (continued)
5.00%, due 4/1/50 (c)	$ 100,000	$ 110,293
5.00%, due 4/1/50 (c)	1,400,000	1,379,930
5.875%, due 4/1/45	6,250,000	6,308,514
Public Finance Authority, Fellowship Senior Living Project, Revenue Bonds
Series A
4.00%, due 1/1/46	11,260,000	8,954,464
Series A
4.00%, due 1/1/52	3,130,000	2,386,361
Public Finance Authority, Appalachian State University Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/50	1,000,000	882,836
Series A, Insured: AGM
4.00%, due 7/1/55	1,250,000	1,082,446
Series A, Insured: AGM
4.00%, due 7/1/59	775,000	663,674
Public Finance Authority, UNC Health Southeastern, Revenue Bonds
Series A
4.00%, due 2/1/51	3,970,000	2,756,059
Public Finance Authority, Fargo-Moorhead Metropolitan Area Flood Risk Management Project, Revenue Bonds (a)
4.00%, due 9/30/51	13,995,000	11,533,485
4.00%, due 3/31/56	8,965,000	7,223,845
Public Finance Authority, College Achieve Paterson Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/52 (c)	1,565,000	1,190,689
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/56	2,250,000	1,611,261
Public Finance Authority, Givens Estates, Revenue Bonds
4.00%, due 12/1/56	4,500,000	3,480,712
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (c)
Series A
5.00%, due 10/1/24	$ 2,200,000	$ 2,199,450
Series A
5.00%, due 10/1/28	1,000,000	1,023,392
Series A
5.00%, due 10/1/29	2,000,000	2,059,117
Series A
5.00%, due 10/1/34	1,090,000	1,116,413
Series A
5.00%, due 10/1/39	16,300,000	16,383,687
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds
Series A
5.00%, due 6/1/36 (c)	750,000	719,740
Public Finance Authority, Carmelite System, Inc. Obligated Group (The), Revenue Bonds
5.00%, due 1/1/40	6,535,000	6,534,555
5.00%, due 1/1/45	560,000	542,432
Public Finance Authority, NC A&T Real Estate Foundation LLC Project, Revenue Bonds
Series A
5.00%, due 6/1/44	1,350,000	1,301,471
Series A
5.00%, due 6/1/49	6,775,000	6,323,720
Series B
5.00%, due 6/1/49	2,720,000	2,538,822
Public Finance Authority, Guilford College, Revenue Bonds
Series A
5.00%, due 1/1/48	1,950,000	1,702,742
5.50%, due 1/1/47	5,860,000	5,448,490
Public Finance Authority, Coral Academy of Science Las Vegas, Revenue Bonds
Series A
5.00%, due 7/1/48	2,000,000	1,851,826
Public Finance Authority, Wilson Preparatory Academy, Revenue Bonds
Series A
5.00%, due 6/15/49 (c)	1,100,000	1,011,507
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, College Achieve Central Charter School, Revenue Bonds
Series A
5.00%, due 6/15/51 (c)	$ 2,145,000	$ 1,925,217
Public Finance Authority, Grand Hyatt San Antonio Hotel Acquisition Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 2/1/52	4,000,000	3,921,720
Public Finance Authority, The Franklin School Of Innovation, Inc., Revenue Bonds
5.00%, due 1/1/57 (c)	3,200,000	2,598,655
Public Finance Authority, Nevada State College, Revenue Bonds (c)
Series A
5.00%, due 5/1/60	6,500,000	4,845,584
Series B
9.00%, due 5/1/71	2,985,000	2,629,382
Public Finance Authority, CHF-Cullowhee, LLC - Western Carolina University Project, Revenue Bonds
Series A
5.25%, due 7/1/47	2,000,000	1,864,514
Public Finance Authority, CHF - Manoa LLC, Revenue Bonds, Senior Lien (c)
Series A
5.75%, due 7/1/53	3,950,000	4,158,704
Series A
5.75%, due 7/1/63	20,150,000	21,064,044
Public Finance Authority, Lake Erie College Project, Revenue Bonds
Series A
5.875%, due 10/1/54 (c)	2,000,000	1,331,071
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds
Series A-2
7.00%, due 1/1/50 (c)	12,440,000	13,177,229
Wisconsin Health & Educational Facilities Authority, HOPE Christian Schools, Revenue Bonds
3.00%, due 12/1/31	505,000	430,970

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Children's Hospital of Wisconsin Obligated Group, Revenue Bonds
3.00%, due 8/15/52	$ 2,000,000	$ 1,421,996
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.375%, due 2/1/48	3,200,000	2,916,313
		193,042,761
Wyoming 0.1%
Sublette County Hospital District, Hospital Construction Project, Revenue Bonds
Series A
5.00%, due 6/15/26	11,933,000	11,844,335
Total Long-Term Municipal Bonds (Cost $8,263,298,926)		7,986,400,050
Short-Term Municipal Notes 5.0%
California 2.2%
California Health Facilities Financing Authority, Adventist Health System, Revenue Bonds
Series B
3.80%, due 3/1/41 (h)	51,455,000	51,455,000
Los Angeles Department of Water & Power, Power System, Revenue Bonds
Series C-1
3.85%, due 7/1/57 (h)	44,900,000	44,900,000
Nuveen California AMT-Free Quality Municipal Income Fund
Series A
4.22%, due 10/1/47 (c)(h)	43,000,000	43,000,000
Tender Option Bond Trust Receipts, Revenue Bonds (c)(h)
4.05%, due 4/1/43	5,540,000	5,540,000
4.05%, due 4/1/43	4,777,000	4,777,000
4.05%, due 4/1/43	3,700,000	3,700,000
	Principal Amount	Value

California (continued)
University of California, Revenue Bonds
Series BP-2
3.70%, due 5/15/48 (h)	$ 35,000,000	$ 35,000,000
		188,372,000
Connecticut 0.3%
Connecticut State Health & Educational Facilities Authority, Yale University, Revenue Bonds
Series A-1
3.70%, due 7/1/42 (h)	30,420,000	30,420,000
Florida 0.1%
Rib Floater Trust Various States, Revenue Bonds
Series 26
4.04%, due 10/1/44 (c)(h)	5,390,000	5,390,000
Georgia 0.5%
Bartow County Development Authority, Georgia Power Company Plant Bowen Project, Revenue Bonds
Series 1
4.15%, due 11/1/62 (a)(h)	23,640,000	23,640,000
Development Authority of Appling County, Georgia Power Co., Revenue Bonds
4.15%, due 9/1/29 (h)	6,400,000	6,400,000
Development Authority of Burke County (The), Georgia Power Co. Vogtle Project, Revenue Bonds, First Series
Series 1
4.10%, due 7/1/49 (h)	5,450,000	5,450,000
Development Authority of Floyd County, Georgia Power Co., Revenue Bonds
4.15%, due 9/1/26 (h)	4,680,000	4,680,000
		40,170,000
Illinois 0.5%
Illinois Finance Authority, Northwestern Memorial Healthcare, Revenue Bonds
Series C
3.85%, due 7/15/55 (h)	46,785,000	46,785,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Maryland 0.1%
Rib Floater Trust Various States, Revenue Bonds
Series 29
4.03%, due 1/1/45 (c)(h)	$ 5,150,000	$ 5,150,000
Michigan 0.5%
Michigan State Building Authority, Revenue Bonds
Series I
3.87%, due 4/15/58 (h)	40,000,000	40,000,000
New York 0.0% ‡
Nuveen New York AMT-Free Quality Municipal Income Fund
4.22%, due 5/1/47 (c)(h)	5,000,000	5,000,000
South Carolina 0.1%
Rib Floater Trust Various States, Revenue Bonds
Series 19
3.96%, due 7/1/47 (c)(h)	6,840,000	6,840,000
Texas 0.2%
Harris County Cultural Education Facilities Finance Corp., Methodist Hospital, Revenue Bonds
Series B
3.75%, due 12/1/59 (h)	17,040,000	17,040,000
Wisconsin 0.5%
Appleton Redevelopment Authority, Fox Cities Performing Arts Center, Inc., Revenue Bonds
Series B
3.95%, due 6/1/36 (h)	4,600,000	4,600,000
Nuveen AMT-Free Municipal Credit Income Fund
Series B
4.22%, due 3/1/29 (h)	31,355,000	31,355,000
	Principal Amount	Value

Wisconsin (continued)
Nuveen AMT-Free Quality Municipal Income Fund
Series D
4.22%, due 3/1/29 (h)	$ 7,550,000	$ 7,550,000
		43,505,000
Total Short-Term Municipal Notes (Cost $428,672,000)		428,672,000
Total Municipal Bonds (Cost $8,691,970,926)		8,415,072,050

Long-Term Bonds 0.2%
Corporate Bonds 0.2%
Commercial Services 0.1%
Howard University
Series 21A
4.756%, due 10/1/51	5,200,000	3,952,462
Wildflower Improvement Association
6.625%, due 3/1/31 (c)	1,986,817	1,874,346
		5,826,808
Diversified Financial Services 0.0% ‡
Toll Road Investors Partnership II LP
Series A
(zero coupon), due 2/15/41 (c)	20,000,000	5,161,342
Healthcare-Services 0.1%
Toledo Hospital (The)
6.015%, due 11/15/48	9,350,000	7,496,923
Total Corporate Bonds (Cost $19,176,026)		18,485,073
Total Long-Term Bonds (Cost $19,176,026)		18,485,073

	Shares	Value
Closed-End Funds 0.7%
California 0.0% ‡
BlackRock MuniHoldings California Quality Fund, Inc.	73,110	778,622
Delaware 0.0% ‡
BlackRock MuniYield Fund, Inc.	200,504	2,105,292
Illinois 0.0% ‡
BlackRock Municipal Income Trust II	74,692	776,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay MacKay High Yield Municipal Bond Fund

	Shares	Value
Closed-End Funds (continued)
Illinois (continued) ‡
Nuveen Municipal Credit Income Fund	295,291	$ 3,451,952
		4,228,002
Massachusetts 0.1%
BlackRock Municipal Income Fund, Inc.	165,732	1,905,918
DWS Municipal Income Trust	131,002	1,219,629
Eaton Vance Municipal Bond Fund	63,400	630,196
Pioneer Municipal High Income Advantage Fund, Inc.	200,399	1,565,116
Pioneer Municipal High Income Fund Trust	200,954	1,706,099
		7,026,958
Michigan 0.0% ‡
BlackRock MuniYield Michigan Quality Fund, Inc.	245,271	2,707,792
Multi-State 0.3%
BlackRock Municipal 2030 Target Term Trust	427,334	8,751,800
BlackRock Municipal Income Quality Trust	18,136	197,682
BlackRock MuniHoldings Fund, Inc.	324,601	3,716,682
BlackRock MuniYield Quality Fund II, Inc.	588,091	5,769,173
BlackRock MuniYield Quality Fund, Inc.	287,227	3,374,917
		21,810,254
New Jersey 0.1%
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	384,935	4,272,778
New York 0.2%
BlackRock Municipal Income Trust	99,369	985,740
BlackRock MuniHoldings New York Quality Fund, Inc.	525,108	5,382,357
BlackRock MuniVest Fund, Inc.	192,425	1,312,339
BlackRock MuniYield New York Quality Fund, Inc.	543,595	5,457,694
BlackRock New York Municipal Income Trust	26,795	276,792
Nuveen AMT-Free Municipal Credit Income Fund	206,260	2,382,303
		15,797,225
	Shares	Value

Pennsylvania 0.0% ‡
Invesco Pennsylvania Value Municipal Income Trust	18,699	$ 185,307
Total Closed-End Funds (Cost $71,390,008)		58,912,230
Short-Term Investment 1.0%
Unaffiliated Investment Company 1.0%
BlackRock Liquidity Funds MuniCash, 3.427% (i)	88,100,105	88,108,553
Total Short-Term Investment (Cost $88,108,553)		88,108,553
Total Investments (Cost $8,870,645,513)	98.9%	8,580,577,906
Other Assets, Less Liabilities	1.1	97,501,889
Net Assets	100.0%	$ 8,678,079,795

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Interest on these securities was subject to alternative minimum tax .
(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2024.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Issue in default.
(e)	Issue in non-accrual status.
(f)	Step coupon—Rate shown was the rate in effect as of April 30, 2024.
(g)	Illiquid security—As of April 30, 2024, the total market value deemed illiquid under procedures approved by the Board of Trustees was $54,245,673, which represented 0.6% of the Fund’s net assets.
(h)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(i)	Current yield as of April 30, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Futures Contracts
As of April 30, 2024, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(5,000)	June 2024	$ (551,238,395)	$ (537,187,500)	$ 14,050,895
U.S. Treasury Long Bonds	(1,510)	June 2024	(179,249,358)	(171,856,875)	7,392,483
Net Unrealized Appreciation					$ 21,443,378

1.	As of April 30, 2024, cash in the amount of $16,514,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2024.
Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
CR—Custodial Receipts
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay MacKay High Yield Municipal Bond Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 7,986,400,050	$ —	$ 7,986,400,050
Short-Term Municipal Notes	—	428,672,000	—	428,672,000
Total Municipal Bonds	—	8,415,072,050	—	8,415,072,050
Long-Term Bonds
Corporate Bonds	—	18,485,073	—	18,485,073
Total Corporate Bonds	—	18,485,073	—	18,485,073
Closed-End Funds	58,912,230	—	—	58,912,230
Short-Term Investment
Unaffiliated Investment Company	88,108,553	—	—	88,108,553
Total Investments in Securities	147,020,783	8,433,557,123	—	8,580,577,906
Other Financial Instruments
Futures Contracts (b)	21,443,378	—	—	21,443,378
Total Investments in Securities and Other Financial Instruments	$ 168,464,161	$ 8,433,557,123	$ —	$ 8,602,021,284

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (identified cost $8,870,645,513)	$ 8,580,577,906
Cash	7,121
Cash collateral on deposit at broker for futures contracts	16,514,000
Receivables:
Dividends and interest	106,454,873
Fund shares sold	22,781,419
Variation margin on futures contracts	3,757,785
Investment securities sold	1,890,506
Other assets	334,894
Total assets	8,732,318,504
Liabilities
Payables:
Investment securities purchased	25,007,037
Fund shares redeemed	14,634,618
Manager (See Note 3)	3,750,733
Transfer agent (See Note 3)	776,861
NYLIFE Distributors (See Note 3)	456,094
Professional fees	168,082
Custodian	118,088
Accrued expenses	20,613
Distributions payable	9,306,583
Total liabilities	54,238,709
Net assets	$ 8,678,079,795
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 743,984
Additional paid-in-capital	9,684,385,220
9,685,129,204
Total distributable earnings (loss)	(1,007,049,409)
Net assets	$ 8,678,079,795
Class A
Net assets applicable to outstanding shares	$1,609,348,844
Shares of beneficial interest outstanding	137,984,972
Net asset value per share outstanding	$ 11.66
Maximum sales charge (3.00% of offering price)	0.36
Maximum offering price per share outstanding	$ 12.02
Investor Class
Net assets applicable to outstanding shares	$ 3,589,770
Shares of beneficial interest outstanding	308,162
Net asset value per share outstanding	$ 11.65
Maximum sales charge (2.50% of offering price)	0.30
Maximum offering price per share outstanding	$ 11.95
Class C
Net assets applicable to outstanding shares	$ 148,621,582
Shares of beneficial interest outstanding	12,774,222
Net asset value and offering price per share outstanding	$ 11.63
Class I
Net assets applicable to outstanding shares	$5,679,191,259
Shares of beneficial interest outstanding	486,817,523
Net asset value and offering price per share outstanding	$ 11.67
Class R6
Net assets applicable to outstanding shares	$1,237,328,340
Shares of beneficial interest outstanding	106,099,382
Net asset value and offering price per share outstanding	$ 11.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay MacKay High Yield Municipal Bond Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$196,681,575
Dividends	1,246,249
Total income	197,927,824
Expenses
Manager (See Note 3)	21,643,990
Distribution/Service—Class A (See Note 3)	1,988,835
Distribution/Service—Investor Class (See Note 3)	4,626
Distribution/Service—Class C (See Note 3)	781,790
Transfer agent (See Note 3)	2,290,284
Professional fees	269,236
Registration	127,469
Custodian	116,729
Trustees	96,287
Shareholder communication	88,883
Miscellaneous	149,464
Total expenses	27,557,593
Net investment income (loss)	170,370,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(44,232,615)
Futures transactions	2,318,975
Net realized gain (loss)	(41,913,640)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	763,007,349
Futures contracts	(10,957,375)
Net change in unrealized appreciation (depreciation)	752,049,974
Net realized and unrealized gain (loss)	710,136,334
Net increase (decrease) in net assets resulting from operations	$880,506,565
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 170,370,231	$ 319,656,054
Net realized gain (loss)	(41,913,640)	(271,722,197)
Net change in unrealized appreciation (depreciation)	752,049,974	269,451,421
Net increase (decrease) in net assets resulting from operations	880,506,565	317,385,278
Distributions to shareholders:
Class A	(32,153,514)	(71,226,979)
Investor Class	(74,590)	(166,636)
Class C	(2,568,149)	(6,208,135)
Class I	(113,257,808)	(214,754,997)
Class R6	(24,559,115)	(40,495,808)
Total distributions to shareholders	(172,613,176)	(332,852,555)
Capital share transactions:
Net proceeds from sales of shares	2,258,663,569	4,134,959,360
Net asset value of shares issued to shareholders in reinvestment of distributions	120,965,358	233,389,061
Cost of shares redeemed	(1,603,410,857)	(4,856,892,832)
Redemptions in-kind	—	(89,218,096)
Increase (decrease) in net assets derived from capital share transactions	776,218,070	(577,762,507)
Net increase (decrease) in net assets	1,484,111,459	(593,229,784)
Net Assets
Beginning of period	7,193,968,336	7,787,198,120
End of period	$ 8,678,079,795	$ 7,193,968,336
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 10.60	$ 10.64	$ 13.49	$ 12.75	$ 12.98	$ 12.33
Net investment income (loss)	0.23	0.45(a)	0.36(a)	0.36(a)	0.40	0.47
Net realized and unrealized gain (loss)	1.06	(0.02)	(2.81)	0.77	(0.20)	0.66
Total from investment operations	1.29	0.43	(2.45)	1.13	0.20	1.13
Less distributions:
From net investment income	(0.23)	(0.47)	(0.40)	(0.39)	(0.43)	(0.47)
From net realized gain on investments	—	—	—	—	(0.00)‡	(0.01)
Total distributions	(0.23)	(0.47)	(0.40)	(0.39)	(0.43)	(0.48)
Net asset value at end of period	$ 11.66	$ 10.60	$ 10.64	$ 13.49	$ 12.75	$ 12.98
Total investment return (b)	12.21%	3.81%	(18.48)%	8.93%	1.60%	9.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.99%††	3.92%	2.86%	2.66%	3.15%	3.69%
Net expenses (c)	0.87%††	0.87%	0.86%	0.84%	0.86%	0.87%
Portfolio turnover rate (d)	9%	38%(e)	56%(e)	14%	37%	27%
Net assets at end of period (in 000’s)	$ 1,609,349	$ 1,454,442	$ 1,751,791	$ 2,696,103	$ 2,073,226	$ 2,210,862

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 10.59	$ 10.63	$ 13.47	$ 12.73	$ 12.96	$ 12.32
Net investment income (loss)	0.23	0.45(a)	0.36(a)	0.36(a)	0.40	0.47
Net realized and unrealized gain (loss)	1.06	(0.02)	(2.80)	0.77	(0.20)	0.65
Total from investment operations	1.29	0.43	(2.44)	1.13	0.20	1.12
Less distributions:
From net investment income	(0.23)	(0.47)	(0.40)	(0.39)	(0.43)	(0.47)
From net realized gain on investments	—	—	—	—	(0.00)‡	(0.01)
Total distributions	(0.23)	(0.47)	(0.40)	(0.39)	(0.43)	(0.48)
Net asset value at end of period	$ 11.65	$ 10.59	$ 10.63	$ 13.47	$ 12.73	$ 12.96
Total investment return (b)	12.21%	3.89%	(18.52)%	8.92%	1.59%	9.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.98%††	3.91%	2.88%	2.69%	3.15%	3.69%
Net expenses (c)	0.89%††	0.89%	0.87%	0.86%	0.87%	0.88%
Portfolio turnover rate (d)	9%	38%(e)	56%(e)	14%	37%	27%
Net assets at end of period (in 000's)	$ 3,590	$ 3,560	$ 3,749	$ 5,107	$ 5,211	$ 5,449

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 10.58	$ 10.61	$ 13.46	$ 12.71	$ 12.95	$ 12.30
Net investment income (loss)	0.19	0.36(a)	0.26(a)	0.26(a)	0.29	0.37
Net realized and unrealized gain (loss)	1.05	(0.01)	(2.80)	0.78	(0.20)	0.66
Total from investment operations	1.24	0.35	(2.54)	1.04	0.09	1.03
Less distributions:
From net investment income	(0.19)	(0.38)	(0.31)	(0.29)	(0.33)	(0.37)
From net realized gain on investments	—	—	—	—	(0.00)‡	(0.01)
Total distributions	(0.19)	(0.38)	(0.31)	(0.29)	(0.33)	(0.38)
Net asset value at end of period	$ 11.63	$ 10.58	$ 10.61	$ 13.46	$ 12.71	$ 12.95
Total investment return (b)	11.72%	3.12%	(19.15)%	8.20%	0.75%	8.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23%††	3.17%	2.11%	1.95%	2.41%	2.94%
Net expenses (c)	1.64%††	1.64%	1.62%	1.61%	1.62%	1.63%
Portfolio turnover rate (d)	9%	38%(e)	56%(e)	14%	37%	27%
Net assets at end of period (in 000’s)	$ 148,622	$ 151,803	$ 202,196	$ 340,700	$ 355,498	$ 433,318

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 10.60	$ 10.64	$ 13.49	$ 12.75	$ 12.98	$ 12.34
Net investment income (loss)	0.25	0.48(a)	0.39(a)	0.39(a)	0.45	0.50
Net realized and unrealized gain (loss)	1.07	(0.02)	(2.81)	0.77	(0.22)	0.65
Total from investment operations	1.32	0.46	(2.42)	1.16	0.23	1.15
Less distributions:
From net investment income	(0.25)	(0.50)	(0.43)	(0.42)	(0.46)	(0.50)
From net realized gain on investments	—	—	—	—	(0.00)‡	(0.01)
Total distributions	(0.25)	(0.50)	(0.43)	(0.42)	(0.46)	(0.51)
Net asset value at end of period	$ 11.67	$ 10.60	$ 10.64	$ 13.49	$ 12.75	$ 12.98
Total investment return (b)	12.34%	4.16%	(18.28)%	9.20%	1.86%	9.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.23%††	4.17%	3.10%	2.90%	3.38%	3.93%
Net expenses (c)	0.61%††	0.62%	0.60%	0.59%	0.61%	0.62%
Portfolio turnover rate (d)	9%	38%(e)	56%(e)	14%	37%	27%
Net assets at end of period (in 000’s)	$ 5,679,191	$ 4,660,777	$ 4,904,132	$ 7,894,324	$ 6,063,243	$ 4,415,639

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,			November 1, 2019^ through October 31,
Class R6		2023	2022	2021	2020
Net asset value at beginning of period	$ 10.60	$ 10.64	$ 13.49	$ 12.74	$ 12.98
Net investment income (loss) (a)	0.25	0.48	0.40	0.39	0.43
Net realized and unrealized gain (loss)	1.06	(0.02)	(2.81)	0.79	(0.21)
Total from investment operations	1.31	0.46	(2.41)	1.18	0.22
Less distributions:
From net investment income	(0.25)	(0.50)	(0.44)	(0.43)	(0.46)
From net realized gain on investments	—	—	—	—	(0.00)‡
Total distributions	(0.25)	(0.50)	(0.44)	(0.43)	(0.46)
Net asset value at end of period	$ 11.66	$ 10.60	$ 10.64	$ 13.49	$ 12.74
Total investment return (b)	12.38%	4.13%	(18.23)%	9.34%	1.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.28%††	4.23%	3.22%	2.91%	3.40%
Net expenses (c)	0.55%††	0.56%	0.55%	0.54%	0.56%
Portfolio turnover rate (d)	9%	38%(e)	56%(e)	14%	37%
Net assets at end of period (in 000’s)	$ 1,237,328	$ 923,386	$ 925,330	$ 1,240,412	$ 6,535

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	March 31, 2010
Investor Class	March 31, 2010
Class C	March 31, 2010
Class I	March 31, 2010
Class R6	November 1, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

72	MainStay MacKay High Yield Municipal Bond Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar
73

Notes to Financial Statements (Unaudited) (continued)
assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition.
Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2024, and can change at any time.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.

74	MainStay MacKay High Yield Municipal Bond Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to current economic challenges. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its
75

Notes to Financial Statements (Unaudited) (continued)
financial challenges. Following the outbreak of COVID-19, the federal government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023, Puerto Rico Electric Power Authority ("PREPA") has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full prepetition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is unconfirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled.
Bankruptcy plan confirmation hearings were held in March of 2024 though at the end of May 2024 Judge Swain has not yet ruled on the confirmability of the plan.  Furthermore, as of the end of May 2024, the First Circuit has yet to rule on the appeal of the lien and recourse challenges brought by objecting creditors.  It is unclear what impact if any the 1st Circuit rulings will have on plan confirmation and/or whether any appellate rulings will occur prior to the approval of any plan confirmation by Judge Swain.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2024, the Fund's total Puerto Rico investments is 6.4% of total investments, with 9.6% of that amount insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2024:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$21,443,378	$21,443,378
Total Fair Value	$21,443,378	$21,443,378

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

76	MainStay MacKay High Yield Municipal Bond Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$2,318,975	$2,318,975
Total Net Realized Gain (Loss)	$2,318,975	$2,318,975

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(10,957,375)	$(10,957,375)
Total Net Change in Unrealized Appreciation (Depreciation)	$(10,957,375)	$(10,957,375)

Average Notional Amount	Total
Futures Contracts Short	$(733,572,969)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion; 0.51% from $7 billion to $9 billion; 0.50% from $9 billion to $11 billion; 0.49% from $11 billion to $13 billion and 0.48% in excess of $13 billion. During the six-month period ended April 30, 2024, the effective management fee rate was
0.53% of the Fund's average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $21,643,990 and paid the Subadvisor fees in the amount of $10,821,964.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at
77

Notes to Financial Statements (Unaudited) (continued)
an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $20,899 and $142, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2024, of $60,522 and $3,085, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 508,745	$—
Investor Class	1,558	—
Class C	65,793	—
Class I	1,691,531	—
Class R6	22,657	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.
This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,529	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$8,924,907,431	$162,938,519	$(507,268,044)	$(344,329,525)
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $647,816,076, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$261,454	$386,362
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$ 25,235,436
Exempt Interest Dividends	307,617,119
Total	$332,852,555
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

78	MainStay MacKay High Yield Municipal Bond Fund

Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $1,363,435 and $694,301, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	17,549,072	$ 204,182,664
Shares issued to shareholders in reinvestment of distributions	2,319,944	27,287,802
Shares redeemed	(19,057,141)	(221,858,452)
Net increase (decrease) in shares outstanding before conversion	811,875	9,612,014
Shares converted into Class A (See Note 1)	171,806	2,011,920
Shares converted from Class A (See Note 1)	(177,068)	(2,072,142)
Net increase (decrease)	806,613	$ 9,551,792
Year ended October 31, 2023:
Shares sold	44,419,061	$ 500,172,378
Shares issued to shareholders in reinvestment of distributions	5,332,267	60,512,994
Shares redeemed	(70,976,284)	(796,386,385)
Shares redeemed in connection with in-kind transactions	(8,037,956)	(89,218,096)
Net increase (decrease) in shares outstanding before conversion	(29,262,912)	(324,919,109)
Shares converted into Class A (See Note 1)	2,430,861	27,933,257
Shares converted from Class A (See Note 1)	(664,723)	(7,558,233)
Net increase (decrease)	(27,496,774)	$ (304,544,085)

79

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	14,004	$ 163,655
Shares issued to shareholders in reinvestment of distributions	6,222	73,072
Shares redeemed	(36,627)	(426,375)
Net increase (decrease) in shares outstanding before conversion	(16,401)	(189,648)
Shares converted into Investor Class (See Note 1)	11,086	129,806
Shares converted from Investor Class (See Note 1)	(22,708)	(267,399)
Net increase (decrease)	(28,023)	$ (327,241)
Year ended October 31, 2023:
Shares sold	101,216	$ 1,155,142
Shares issued to shareholders in reinvestment of distributions	14,253	161,537
Shares redeemed	(65,132)	(738,349)
Net increase (decrease) in shares outstanding before conversion	50,337	578,330
Shares converted into Investor Class (See Note 1)	21,529	245,660
Shares converted from Investor Class (See Note 1)	(88,480)	(1,018,535)
Net increase (decrease)	(16,614)	$ (194,545)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,111,698	$ 12,947,108
Shares issued to shareholders in reinvestment of distributions	193,511	2,270,089
Shares redeemed	(2,786,936)	(32,418,393)
Net increase (decrease) in shares outstanding before conversion	(1,481,727)	(17,201,196)
Shares converted from Class C (See Note 1)	(96,902)	(1,132,994)
Net increase (decrease)	(1,578,629)	$ (18,334,190)
Year ended October 31, 2023:
Shares sold	2,115,239	$ 24,106,172
Shares issued to shareholders in reinvestment of distributions	474,069	5,367,827
Shares redeemed	(7,121,896)	(80,657,074)
Net increase (decrease) in shares outstanding before conversion	(4,532,588)	(51,183,075)
Shares converted from Class C (See Note 1)	(168,556)	(1,929,338)
Net increase (decrease)	(4,701,144)	$ (53,112,413)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	140,393,181	$ 1,633,584,861
Shares issued to shareholders in reinvestment of distributions	7,575,337	89,137,563
Shares redeemed	(99,171,810)	(1,143,291,202)
Net increase (decrease) in shares outstanding before conversion	48,796,708	579,431,222
Shares converted into Class I (See Note 1)	394,487	4,623,406
Shares converted from Class I (See Note 1)	(1,862,812)	(21,508,365)
Net increase (decrease)	47,328,383	$ 562,546,263
Year ended October 31, 2023:
Shares sold	258,846,677	$ 2,948,360,609
Shares issued to shareholders in reinvestment of distributions	14,527,416	164,719,241
Shares redeemed	(295,278,805)	(3,341,003,833)
Net increase (decrease) in shares outstanding before conversion	(21,904,712)	(227,923,983)
Shares converted into Class I (See Note 1)	654,893	7,441,967
Shares converted from Class I (See Note 1)	(162,850)	(1,844,711)
Net increase (decrease)	(21,412,669)	$ (222,326,727)

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	35,047,391	$ 407,785,281
Shares issued to shareholders in reinvestment of distributions	186,683	2,196,832
Shares redeemed	(17,815,016)	(205,416,435)
Net increase (decrease) in shares outstanding before conversion	17,419,058	204,565,678
Shares converted into Class R6 (See Note 1)	1,784,041	20,587,839
Shares converted from Class R6 (See Note 1)	(202,223)	(2,372,071)
Net increase (decrease)	19,000,876	$ 222,781,446
Year ended October 31, 2023:
Shares sold	58,388,901	$ 661,165,059
Shares issued to shareholders in reinvestment of distributions	232,472	2,627,462
Shares redeemed	(56,487,831)	(638,107,191)
Net increase (decrease) in shares outstanding before conversion	2,133,542	25,685,330
Shares converted into Class R6 (See Note 1)	124,218	1,435,145
Shares converted from Class R6 (See Note 1)	(2,147,545)	(24,705,212)
Net increase (decrease)	110,215	$ 2,415,263

80	MainStay MacKay High Yield Municipal Bond Fund

Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
81

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

82	MainStay MacKay High Yield Municipal Bond Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other
83

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

84	MainStay MacKay High Yield Municipal Bond Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
85

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
86	MainStay MacKay High Yield Municipal Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
87

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
88	MainStay MacKay High Yield Municipal Bond Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022164 MS081-24	MSMHY10-06/24
(NYLIM) NL243

MainStay MacKay New York Tax Free Opportunities Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	5/14/2012	6.59%	0.39%	0.20%	2.38%	0.76%
		Excluding sales charges		9.89	3.50	1.13	2.86	0.76
Investor Class Shares[4,5]	Maximum 2.50% Initial Sales Charge	With sales charges	5/14/2012	7.13	0.89	0.17	2.35	0.78
		Excluding sales charges		9.87	3.47	1.10	2.82	0.78
Class C Shares	Maximum 1.00% CDSC	With sales charges	5/14/2012	8.74	2.22	0.86	2.56	1.03
	if Redeemed Within One Year of Purchase	Excluding sales charges		9.74	3.21	0.86	2.56	1.03
Class C2 Shares	Maximum 1.00% CDSC	With sales charges	8/31/2020	8.54	1.96	N/A	-0.60	1.18
	if Redeemed Within One Year of Purchase	Excluding sales charges		9.54	2.95	N/A	-0.60	1.18
Class I Shares	No Sales Charge		5/14/2012	10.02	3.65	1.36	3.10	0.51
Class R6 Shares	No Sales Charge		11/1/2019	9.92	3.67	N/A	0.73	0.48

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[2]	7.06%	2.08%	1.26%	2.41%
Bloomberg New York Municipal Bond Index[3]	7.45	2.12	1.16	2.32
Morningstar Muni New York Long Category Average[4]	9.56	2.82	0.91	2.28

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Bloomberg Municipal Bond Index, which represents a broad measure of market performance, as a replacement for the Bloomberg New York Municipal Bond Index. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
3.	The Bloomberg New York Municipal Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests, is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.
4.	The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These funds have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,098.90	$3.91	$1,021.13	$3.77	0.75%
Investor Class Shares	$1,000.00	$1,098.70	$4.07	$1,020.98	$3.92	0.78%
Class C Shares	$1,000.00	$1,097.40	$5.37	$1,019.74	$5.17	1.03%
Class C2 Shares	$1,000.00	$1,095.40	$6.15	$1,019.00	$5.92	1.18%
Class I Shares	$1,000.00	$1,100.20	$2.61	$1,022.38	$2.51	0.50%
Class R6 Shares	$1,000.00	$1,099.20	$2.51	$1,022.48	$2.41	0.48%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2024 (Unaudited)
Other Revenue	39.4%
Education	15.3
Transportation	13.0
General Obligation	9.8
Water & Sewer	8.9
Hospital	5.8
Utilities	3.1
General	1.3
Housing	0.8%
Certificate of Participation/Lease	0.1
Closed–End Funds	0.1
Short–Term Investment	1.2
Other Assets, Less Liabilities	1.2
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	New York State Dormitory Authority, 3.00%-5.50%, due 10/1/30–7/1/54
2.	Triborough Bridge & Tunnel Authority, 2.00%-5.50%, due 11/15/35–5/15/63
3.	New York City Transitional Finance Authority, 1.58%-5.50%, due 5/1/24–5/1/47
4.	New York City Municipal Water Finance Authority, 3.90%-5.25%, due 6/15/33–6/15/52
5.	New York Transportation Development Corp., 4.00%-6.00%, due 12/1/29–6/30/60
6.	Build NYC Resource Corp., 4.00%-5.50%, due 7/1/30–6/15/63
7.	City of New York, 4.00%-5.25%, due 12/1/33–4/1/47
8.	Battery Park City Authority, 4.00%-5.00%, due 11/1/44–11/1/53
9.	Metropolitan Transportation Authority, (zero coupon)-5.00%, due 11/15/29–11/15/52
10.	New York City Industrial Development Agency, (zero coupon)-5.00%, due 7/1/28–3/1/49

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 97.5%
Long-Term Municipal Bonds 95.2%
Certificate of Participation/Lease 0.1%
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
4.00%, due 6/1/34	$ 650,000	$ 648,993
Insured: AGM State Aid Withholding
4.00%, due 6/1/35	850,000	850,788
		1,499,781
Education 15.3%
Albany Capital Resource Corp., Albany College of Pharmacy and Health Sciences, Revenue Bonds
Series A
5.00%, due 12/1/33	150,000	150,537
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
5.00%, due 6/1/49	2,380,000	1,976,793
Albany Capital Resource Corp., Brighter Choice Elementary Charter Schools, Revenue Bonds
Series A
4.00%, due 4/1/37	2,065,000	1,816,171
Albany Capital Resource Corp., Equitable School Revolving Fund LLC, Revenue Bonds
Series D
4.00%, due 11/1/46	3,000,000	2,802,042
Amherst Development Corp., Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	880,270
5.00%, due 10/1/43	2,000,000	1,878,763
5.00%, due 10/1/48	2,000,000	1,823,807
Buffalo & Erie County Industrial Land Development Corp., D'Youville College Project, Revenue Bonds
Series A
4.00%, due 11/1/40	1,785,000	1,523,229
Series A
4.00%, due 11/1/45	6,300,000	5,071,141
Series A
4.00%, due 11/1/50	1,000,000	774,530
	Principal Amount	Value

Education (continued)
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/47	$ 1,500,000	$ 1,405,762
Series A
5.00%, due 8/1/52	3,995,000	3,693,787
Build NYC Resource Corp., Brilla College Preparatory Charter Schools, Revenue Bonds (a)
Series A
4.00%, due 11/1/41	1,000,000	840,696
Series A
4.00%, due 11/1/51	1,000,000	771,081
Build NYC Resource Corp., Children's Aid Society Project, Revenue Bonds
5.00%, due 7/1/45	1,120,000	1,123,386
Build NYC Resource Corp., Grand Concourse Academy Charter School Project, Revenue Bonds
Series A
5.00%, due 7/1/42	600,000	601,792
Series A
5.00%, due 7/1/56	550,000	522,791
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (a)
Series A
5.125%, due 5/1/38	1,150,000	1,141,497
Series A
5.50%, due 5/1/48	1,500,000	1,502,658
Build NYC Resource Corp., Kipp NYC Public Charter Schools, Revenue Bonds
5.00%, due 7/1/42	1,000,000	1,025,406
5.25%, due 7/1/52	10,000,000	10,203,809
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,326,360
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds
5.50%, due 11/1/44	2,500,000	1,500,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/32	$ 1,000,000	$ 1,013,572
Series A
5.00%, due 6/1/37	1,500,000	1,508,463
Series A
5.00%, due 6/1/47	3,100,000	2,991,616
Build NYC Resource Corp., New World Preparatory Charter School Project, Revenue Bonds (a)
Series A
4.00%, due 6/15/51	1,200,000	922,721
Series A
4.00%, due 6/15/56	1,640,000	1,223,508
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	3,891,211
5.00%, due 7/1/33	1,520,000	1,528,326
Build NYC Resource Corp., Shefa School Project, Revenue Bonds
Series A
5.00%, due 6/15/51 (a)	2,500,000	2,288,634
Build NYC Resource Corp., Unity Preparatory Charter School of Brooklyn, Revenue Bonds
Series A
5.50%, due 6/15/63 (a)	1,375,000	1,340,414
City of New Rochelle, IONA College Project, Revenue Bonds
Series A
5.00%, due 7/1/45	3,810,000	3,766,927
County of Cattaraugus, St. Bonaventure University Project, Revenue Bonds
Series A
5.00%, due 5/1/44	1,200,000	1,200,565
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds
Series A
5.00%, due 7/1/40	1,100,000	1,122,177
Series A
5.00%, due 7/1/45	3,500,000	3,522,391
	Principal Amount	Value

Education (continued)
Dutchess County Local Development Corp., Culinary Institute of America Project (The), Revenue Bonds
Series A-1
5.00%, due 7/1/31	$ 375,000	$ 383,103
Series A-1
5.00%, due 7/1/33	700,000	712,588
Dutchess County Local Development Corp., Marist College, Revenue Bonds
Series A
5.00%, due 7/1/40	4,500,000	4,537,202
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
5.00%, due 7/1/48	6,000,000	6,159,182
Dutchess County Local Development Corp., Vassar College Project, Revenue Bonds
5.00%, due 7/1/45	1,200,000	1,252,525
Hempstead Town Local Development Corp., Academy Charter School, Revenue Bonds
Series A
5.53%, due 2/1/40	1,100,000	1,033,833
Hempstead Town Local Development Corp., Evergreen Charter School, Inc., Revenue Bonds
Series A
5.25%, due 6/15/52	5,000,000	4,913,130
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	878,283
5.00%, due 7/1/43	1,020,000	1,020,612
5.00%, due 7/1/48	1,100,000	1,072,737
Monroe County Industrial Development Corp., Nazareth College of Rochester, Revenue Bonds
Series A
4.00%, due 10/1/47	1,695,000	1,426,671
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds
Series A
5.00%, due 6/1/24	330,000	330,159

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds
Series C
4.00%, due 7/1/43	$ 3,000,000	$ 2,941,213
Nassau County Local Economic Assistance Corp., Roosevelt Children's Academy Charter School, Revenue Bonds
Series A
5.00%, due 7/1/55	2,750,000	2,587,782
New York State Dormitory Authority, Revenue Bonds
Series A, Insured: State Aid Withholding
5.00%, due 10/1/30	3,075,000	3,235,564
New York State Dormitory Authority, Brooklyn Law School, Revenue Bonds
Series A
5.00%, due 7/1/33	1,650,000	1,734,057
New York State Dormitory Authority, Cornell University, Revenue Bonds
Series A
5.00%, due 7/1/50	3,245,000	3,414,866
Series A
5.50%, due 7/1/54	21,000,000	23,603,809
New York State Dormitory Authority, Fordham University, Revenue Bonds
Series A
5.00%, due 7/1/41	1,075,000	1,098,640
New York State Dormitory Authority, Friends of The Bay Shore-Brightwaters Public Library, Inc., Revenue Bonds
Insured: AMBAC
4.625%, due 7/1/36	200,000	200,031
New York State Dormitory Authority, Iona College, Revenue Bonds
Series A
5.00%, due 7/1/51	1,850,000	1,772,370
New York State Dormitory Authority, New School (The), Revenue Bonds
Series A
5.00%, due 7/1/35	15,000	15,248
	Principal Amount	Value

Education (continued)
New York State Dormitory Authority, New School (The), Revenue Bonds (continued)
Series A
5.00%, due 7/1/35	$ 195,000	$ 196,829
New York State Dormitory Authority, New York University, Revenue Bonds
Series A
4.00%, due 7/1/46	4,370,000	4,284,245
Series A
5.00%, due 7/1/38	4,580,000	4,850,460
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A
4.00%, due 5/1/33	400,000	377,422
Series A
4.25%, due 5/1/42	450,000	388,473
New York State Dormitory Authority, Rockefeller University, Revenue Bonds
Series B
5.00%, due 7/1/50	4,000,000	4,156,100
New York State Dormitory Authority, School Districts Financing Program, Revenue Bonds
Series A, Insured: AGM State Aid Withholding
5.00%, due 10/1/43	500,000	537,659
Series A, Insured: AGM State Aid Withholding
5.25%, due 10/1/50	5,000,000	5,374,079
New York State Dormitory Authority, St. John's University, Revenue Bonds
5.00%, due 7/1/38	5,740,000	6,392,938
New York State Dormitory Authority, St. Joseph's College, Revenue Bonds
4.00%, due 7/1/40	200,000	168,721
Oneida County Local Development Corp., Utica College Project, Revenue Bonds
5.00%, due 7/1/49	3,250,000	3,071,157
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/49	3,080,000	2,942,370
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	$ 1,010,000	$ 922,896
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series A
7.00%, due 8/1/43	925,000	926,764
Series 2013A
7.00%, due 8/1/48	730,000	731,321
Saratoga County Capital Resource Corp., Skidmore College, Revenue Bonds
Series A
5.00%, due 7/1/45	1,220,000	1,286,394
Schenectady County Capital Resource Corp., Union College Project, Revenue Bonds
5.25%, due 7/1/52	1,000,000	1,076,469
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	2,897,325
Syracuse Industrial Development Agency, Syracuse City School District Project, Revenue Bonds
Series A, Insured: State Aid Withholding
3.25%, due 5/1/34	1,000,000	927,007
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,019,700
Series A
5.00%, due 9/1/39	2,000,000	2,115,487
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds
Series A
4.00%, due 10/15/29	200,000	196,821
Series A
5.00%, due 10/15/39	1,490,000	1,499,850
Series A
5.00%, due 10/15/49	2,275,000	2,202,241
	Principal Amount	Value

Education (continued)
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds (continued)
Series A
5.00%, due 10/15/50	$ 2,650,000	$ 2,552,109
Yonkers Industrial Development Agency, New Community School Project, Revenue Bonds
Insured: State Aid Withholding
4.00%, due 5/1/51	3,500,000	3,205,982
		189,301,257
General 0.1%
Commonwealth of Puerto Rico
(zero coupon), due 11/1/51	2,075,991	1,248,190
General Obligation 9.8%
City of Glens Falls, Public Improvement, Limited General Obligation
Insured: AGM
4.00%, due 1/15/31	500,000	504,454
Insured: AGM
4.00%, due 1/15/32	315,000	317,583
Insured: AGM
4.00%, due 1/15/33	250,000	251,858
City of Middletown, Limited General Obligation
4.50%, due 8/23/24	5,000,000	5,007,958
City of New York, Unlimited General Obligation
Series E-1
4.00%, due 4/1/45	5,000,000	4,843,079
Series F-1
5.00%, due 4/1/39	5,000,000	5,251,723
Series B-1
5.25%, due 10/1/41	2,500,000	2,780,127
Series D-1
5.25%, due 5/1/42	9,000,000	9,924,088
Series B-1
5.25%, due 10/1/43	3,000,000	3,305,653
Series E-1
5.25%, due 4/1/47	4,750,000	5,178,764
City of Newburgh, Limited General Obligation
Series A, Insured: AGM
3.50%, due 7/15/36	725,000	680,936

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
City of Ogdensburg, Public Improvement, Limited General Obligation
5.50%, due 4/15/26	$ 50,000	$ 49,167
5.50%, due 4/15/28	55,000	53,258
City of Poughkeepsie, Public Improvement, Limited General Obligation
5.00%, due 6/1/31	1,200,000	1,214,950
City of Yonkers, Limited General Obligation
Series A, Insured: BAM
4.00%, due 9/1/31	1,500,000	1,525,532
Series A, Insured: BAM
4.00%, due 5/1/35	1,550,000	1,586,709
Series A, Insured: BAM
4.00%, due 5/1/37	2,000,000	2,023,889
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	5,297,136	3,158,418
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/33	1,351,801	886,972
Series A-1
4.00%, due 7/1/33	2,000,000	1,971,237
Series A-1
4.00%, due 7/1/35	5,029,180	4,878,909
Series A-1
5.625%, due 7/1/27	1,170,000	1,217,083
County of Clinton, Limited General Obligation
Insured: AGM
4.00%, due 6/1/38 (b)	1,500,000	1,451,696
County of Nassau, Limited General Obligation
Series B, Insured: AGM
5.00%, due 4/1/44	4,870,000	5,168,170
County of Onondaga, Limited General Obligation
3.00%, due 6/1/39	2,150,000	1,793,710
3.25%, due 4/15/34	1,250,000	1,211,387
County of Rockland, Various Purpose, Limited General Obligation
Insured: AGM
4.00%, due 5/1/44	915,000	894,939
	Principal Amount	Value

General Obligation (continued)
County of Suffolk, Public Improvement, Limited General Obligation
Series B, Insured: AGM
3.00%, due 10/15/32	$ 5,480,000	$ 5,201,673
Series A, Insured: AGM
3.25%, due 6/1/36	715,000	661,647
Series A, Insured: AGM
3.25%, due 6/1/37	725,000	653,636
Series A, Insured: BAM
4.00%, due 4/1/33	2,190,000	2,217,794
Harrison Central School District, Unlimited General Obligation
Insured: State Aid Withholding
3.50%, due 3/15/44	1,015,000	900,793
Insured: State Aid Withholding
3.50%, due 3/15/45	1,055,000	926,904
Insured: State Aid Withholding
3.55%, due 3/15/47	1,130,000	974,637
Lackawanna City School District, Unlimited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 6/15/32	745,000	749,090
Oswego City School District, Unlimited General Obligation
Insured: State Aid Withholding
4.75%, due 7/19/24	12,500,000	12,510,784
Poughkeepsie School District, New York School District Refunding, Unlimited General Obligation
Insured: AGM State Aid Withholding
3.00%, due 5/1/33	400,000	380,028
Three Village Central School District, Brookhaven & Smithtown, Limited General Obligation
Insured: State Aid Withholding
4.50%, due 6/24/24	3,005,000	3,005,548
Town of Hempstead, Limited General Obligation
2.125%, due 6/15/39	3,715,000	2,636,642
Town of Wallkill, Limited General Obligation
5.00%, due 7/25/24	10,000,000	10,021,221
Uniondale Union Free School District, Unlimited General Obligation
Insured: State Aid Withholding
2.00%, due 5/1/38	3,115,000	2,197,885
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Uniondale Union Free School District, Unlimited General Obligation (continued)
Insured: State Aid Withholding
2.00%, due 5/1/39	$ 3,195,000	$ 2,174,015
Insured: State Aid Withholding
2.00%, due 5/1/40	3,500,000	2,309,662
Insured: State Aid Withholding
2.00%, due 5/1/41	3,500,000	2,252,352
Village of Valley Stream, Various Purpose, Limited General Obligation
Insured: BAM
4.00%, due 4/1/33	490,000	493,422
Insured: BAM
4.00%, due 4/1/34	510,000	513,893
Insured: BAM
4.00%, due 4/1/35	530,000	533,306
Insured: BAM
4.00%, due 4/1/36	550,000	552,437
Insured: BAM
4.00%, due 4/1/37	570,000	570,245
Waverly Central School District, Unlimited General Obligation
Series B, Insured: State Aid Withholding
4.75%, due 7/26/24	2,060,000	2,061,453
		121,631,316
Hospital 5.8%
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation, Revenue Bonds
Series A, Insured: AGM-CR
3.375%, due 10/1/40	7,990,000	7,153,712
Brookhaven Local Development Corp., Long Island Community Hospital Project, Revenue Bonds
Series A
5.00%, due 10/1/35	1,000,000	1,077,409
Series A
5.00%, due 10/1/50	6,250,000	6,443,182
	Principal Amount	Value

Hospital (continued)
Broome County Local Development Corp., United Health Services Hospitals Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 4/1/50	$ 6,835,000	$ 4,815,177
Build NYC Resource Corp., Children's Aid Society Project (The), Revenue Bonds
4.00%, due 7/1/49	1,300,000	1,182,537
Genesee County Funding Corp. (The), Rochester Regional Health Obligated Group, Revenue Bonds
Series A
5.00%, due 12/1/24	200,000	200,464
Series A
5.00%, due 12/1/25	215,000	217,130
Series A
5.00%, due 12/1/26	340,000	346,953
Series A
5.00%, due 12/1/27	400,000	409,712
Series A
5.00%, due 12/1/28	600,000	620,570
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/31	2,705,000	2,523,515
Monroe County Industrial Development Corp., Highland Hospital, Revenue Bonds
4.00%, due 7/1/40	2,500,000	2,429,447
Monroe County Industrial Development Corp., Rochester General Hospital (The), Revenue Bonds
Series A
5.00%, due 12/1/32	540,000	540,812
Series A
5.00%, due 12/1/42	1,000,000	999,939
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
5.00%, due 7/1/34	250,000	250,219

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
New York State Dormitory Authority, Garnet Health Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/31	$ 1,000,000	$ 954,505
5.00%, due 12/1/32	3,000,000	2,840,278
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds
Series 1
4.00%, due 7/1/37	470,000	477,889
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
3.00%, due 7/1/48	2,375,000	1,788,136
Series A
4.00%, due 7/1/40	1,000,000	1,000,589
Series A
4.00%, due 7/1/50	3,005,000	2,848,276
Series A
4.00%, due 7/1/53	8,450,000	7,902,794
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds
5.00%, due 12/1/35 (a)	100,000	98,469
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/44	11,560,000	8,581,768
Series A, Insured: AGM
4.00%, due 12/1/34	1,585,000	1,576,763
Series A, Insured: AGM
4.00%, due 12/1/49	7,940,000	6,986,293
Suffolk County Economic Development Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
Series C
5.00%, due 7/1/33	250,000	250,243
Westchester County Local Development Corp., Westchester Medical Centre, Revenue Bonds
Insured: AGM
5.75%, due 11/1/48	6,200,000	7,003,027
		71,519,808
	Principal Amount	Value

Housing 0.8%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc., Revenue Bonds
Series A
5.00%, due 5/1/29	$ 600,000	$ 610,699
Series A
5.00%, due 5/1/30	350,000	356,392
Amherst Development Corp., UBF Faculty-Student Housing Corp., Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/45	2,000,000	2,064,625
New York City Housing Development Corp., College of Staten Island Residences, Revenue Bonds
Series A, Insured: AGM
3.25%, due 7/1/27	2,115,000	2,115,023
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A
5.00%, due 7/1/43	1,500,000	1,553,501
Onondaga Civic Development Corp., Onondaga Community College Housing Development Corp., Revenue Bonds
Series A
5.00%, due 10/1/24	400,000	398,407
Series A
5.00%, due 10/1/25	250,000	247,044
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	187,691
5.00%, due 6/1/30	330,000	335,078
5.00%, due 6/1/31	320,000	324,955
5.00%, due 6/1/37	1,000,000	1,001,743
5.00%, due 6/1/42	1,000,000	973,051
		10,168,209
Other Revenue 39.4%
Battery Park City Authority, Revenue Bonds, Senior Lien
Series A
4.00%, due 11/1/44	10,635,000	10,510,273
Series A
5.00%, due 11/1/44	9,630,000	10,655,355
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Battery Park City Authority, Revenue Bonds, Senior Lien (continued)
Series A
5.00%, due 11/1/53	$ 12,500,000	$ 13,456,682
Brookhaven Local Development Corp., Jefferson's Ferry Project, Revenue Bonds
Series A
4.00%, due 11/1/55	3,565,000	2,877,449
5.25%, due 11/1/36	1,130,000	1,152,748
Broome County Local Development Corp., Good Shepherd Village at Endwell, Revenue Bonds
4.00%, due 7/1/31	1,565,000	1,428,315
4.00%, due 7/1/36	2,100,000	1,781,452
4.00%, due 7/1/47	1,320,000	957,651
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(b)	4,305,000	4,324,826
Build NYC Resource Corp., Royal Charter Properties, Inc., Revenue Bonds
Insured: AGM
4.75%, due 12/15/32	2,000,000	2,000,215
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds
5.00%, due 6/1/34	950,000	950,617
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	2,500,000	460,772
5.625%, due 5/15/43	2,300,000	2,328,386
City of New York, Lincoln Center for the Performing Arts, Inc., Revenue Bonds
Series A
4.00%, due 12/1/33	5,350,000	5,587,276
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds
Insured: AGM
3.25%, due 9/1/39	550,000	475,847
Insured: AGM
3.25%, due 9/1/40	570,000	484,151
	Principal Amount	Value

Other Revenue (continued)
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series A
5.00%, due 7/1/34	$ 500,000	$ 500,697
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (b)
5.00%, due 1/1/25	1,000,000	1,002,870
5.00%, due 1/1/26	1,000,000	1,010,161
Erie Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	18,000,000	3,698,716
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A
4.00%, due 2/15/40	3,250,000	3,294,055
Series A
5.00%, due 2/15/30	1,600,000	1,673,171
Series A
5.00%, due 2/15/33	1,500,000	1,568,601
Series A
5.00%, due 2/15/35	3,470,000	3,624,079
Series A
5.00%, due 2/15/36	5,165,000	5,383,135
Series A
5.00%, due 2/15/42	4,000,000	4,114,663
Series A, Insured: BAM
5.00%, due 2/15/42	7,500,000	7,724,987
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series A
5.00%, due 7/1/36	900,000	801,540
Series A
5.25%, due 7/1/56	1,745,000	1,383,947
Long Island Power Authority, Electric System, Revenue Bonds
Series C
4.22%, due 9/1/38	1,000,000	995,171
Series B
5.00%, due 9/1/33	4,440,000	4,594,931
Series B
5.00%, due 9/1/35	2,500,000	2,585,533
5.00%, due 9/1/37	2,000,000	2,132,581
5.00%, due 9/1/38	2,500,000	2,653,493

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Long Island Power Authority, Electric System, Revenue Bonds (continued)
Series A
5.00%, due 9/1/44	$ 6,025,000	$ 6,032,842
Series B
5.00%, due 9/1/45	2,000,000	2,010,716
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/26	340,000	349,573
Series A
5.00%, due 10/1/30	3,140,000	3,338,389
Series A
5.00%, due 10/1/32	3,140,000	3,374,217
Series A
5.00%, due 10/1/39	11,915,000	12,437,968
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series B-2
4.00%, due 11/15/34	4,000,000	4,055,053
Series B-1
5.00%, due 11/15/36	3,355,000	3,461,413
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/50	1,630,000	1,264,548
Nassau County Tobacco Settlement Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	750,000	694,948
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Revenue Bonds
Series F-2A, Insured: FHA 542(C)
3.40%, due 11/1/62 (c)	4,500,000	4,438,102
Series G
3.85%, due 11/1/45	595,000	530,168
Series I-1-A
4.05%, due 11/1/41	1,000,000	988,226
Series F-1, Insured: FHA 542(C)
4.30%, due 11/1/37	1,500,000	1,516,177
	Principal Amount	Value

Other Revenue (continued)
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Green Bond, Revenue Bonds
Series G-1
3.70%, due 11/1/47	$ 1,000,000	$ 857,264
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 1/1/39	6,955,000	5,954,726
Series A, Insured: AGM
3.00%, due 1/1/40	8,315,000	6,968,966
Series A, Insured: AGM
3.00%, due 1/1/46	10,000,000	7,704,939
New York City Industrial Development Agency, TrIPs Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/28	1,295,000	1,294,570
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGC
(zero coupon), due 3/1/40	380,000	182,720
Series A, Insured: AGC
(zero coupon), due 3/1/44	1,065,000	408,382
Series A, Insured: AGC
(zero coupon), due 3/1/45	200,000	72,409
Series A, Insured: AGC
(zero coupon), due 3/1/46	4,080,000	1,394,693
Series A, Insured: AGC
(zero coupon), due 3/1/47	1,115,000	359,175
Series A, Insured: AGM-CR
3.00%, due 3/1/49	10,980,000	8,358,869
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1B, Insured: State Aid Withholding
4.00%, due 7/15/40	6,000,000	6,004,851
Series S-3, Insured: State Aid Withholding
5.00%, due 7/15/43	2,500,000	2,608,415
Series S-3, Insured: State Aid Withholding
5.25%, due 7/15/45	5,000,000	5,261,419
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series C-2
1.58%, due 5/1/24	$ 345,000	$ 345,000
Series C-1
4.00%, due 5/1/44	4,000,000	3,896,376
Series E-1
4.00%, due 2/1/46	5,440,000	5,256,977
Series B-1
5.00%, due 11/1/36	19,585,000	21,259,958
Series F-1
5.00%, due 2/1/47	5,000,000	5,311,995
Series D-1
5.50%, due 11/1/45	2,500,000	2,793,216
Series B
5.50%, due 5/1/47	2,830,000	3,164,154
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds
5.00%, due 11/15/26	6,000,000	6,104,737
5.00%, due 11/15/40	1,620,000	1,638,784
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	6,500,000	2,012,549
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/41	2,320,000	1,017,056
Series B, Insured: BAM
(zero coupon), due 11/15/43	4,800,000	1,874,265
New York Counties Tobacco Trust, Revenue Bonds
Series A-2B
5.00%, due 6/1/45	3,885,000	3,625,805
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A
5.00%, due 6/1/42	1,000,000	930,609
Series A
5.00%, due 6/1/45	245,000	221,872
Series A
6.25%, due 6/1/41 (a)	4,700,000	4,700,118
	Principal Amount	Value

Other Revenue (continued)
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S-1
(zero coupon), due 6/1/38	$ 1,600,000	$ 685,615
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds
Series B
5.00%, due 6/1/30	135,000	138,625
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	8,000,000	5,876,486
Insured: AGM-CR
4.00%, due 2/15/43	6,665,000	6,578,064
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (a)	5,660,000	5,609,684
New York Liberty Development Corp., 4 World Trade Center LLC, Revenue Bonds
Series A
2.75%, due 11/15/41	3,515,000	2,683,159
New York Liberty Development Corp., 7 World Trade Center Project, Revenue Bonds
Series A
3.00%, due 9/15/43	1,250,000	998,136
Series A
3.125%, due 9/15/50	700,000	527,602
New York Liberty Development Corp., Goldman Sachs Headquarters LLC, Revenue Bonds
5.50%, due 10/1/37	700,000	815,726
New York State Dormitory Authority, Personal Income Tax, Revenue Bonds
Series E
5.00%, due 3/15/36	9,200,000	9,322,704
Series A
5.00%, due 2/15/41	2,050,000	2,080,205

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series A
5.00%, due 3/15/35	$ 3,000,000	$ 3,003,399
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/39	8,000,000	8,060,253
Series E
4.00%, due 3/15/45	2,000,000	1,941,494
New York State Energy Research & Development Authority, New York State Electric & Gas Corp., Revenue Bonds
Series D
3.50%, due 10/1/29	2,500,000	2,439,201
Series C
4.00%, due 4/1/34	3,000,000	3,008,104
New York State Energy Research & Development Authority, Revolving Loan Fund, Revenue Bonds
Series A
6.096%, due 4/1/27	1,755,000	1,748,241
Series A
6.146%, due 4/1/28	1,350,000	1,345,035
Series A
6.205%, due 4/1/29	1,105,000	1,102,042
Series A
6.255%, due 4/1/30	1,050,000	1,047,258
Series A
6.308%, due 4/1/31	1,000,000	997,756
New York State Housing Finance Agency, Revenue Bonds
Series J-1, Insured: SONYMA HUD Sector 8
2.65%, due 11/1/46	3,935,000	2,737,515
Series G-2, Insured: SONYMA HUD Sector 8
3.45%, due 5/1/62 (c)	5,750,000	5,687,838
Series C, Insured: FHA 542(C)
4.15%, due 5/1/47	10,000,000	9,523,854
Series B-1
4.60%, due 11/1/54	2,500,000	2,396,236
Series E-1, Insured: SONYMA HUD Sector 8
4.95%, due 11/1/58	1,410,000	1,428,351
	Principal Amount	Value

Other Revenue (continued)
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series E
4.00%, due 3/15/43	$ 2,885,000	$ 2,830,641
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
4.00%, due 3/15/37	4,000,000	4,137,113
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds
5.25%, due 8/1/31 (b)	1,290,000	1,354,265
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b)
4.00%, due 10/1/30	2,000,000	1,995,607
4.00%, due 1/1/36	2,000,000	1,983,346
4.375%, due 10/1/45	10,000,000	9,668,755
5.00%, due 10/1/35	3,000,000	3,170,921
New York Transportation Development Corp., New York State Thruway Service Areas Project, Revenue Bonds (b)
4.00%, due 10/31/46	2,595,000	2,188,493
4.00%, due 4/30/53	2,505,000	2,021,457
Niagara Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
5.25%, due 5/15/40	500,000	500,036
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/46	15,766,000	4,943,828
Series A-1
4.75%, due 7/1/53	1,000,000	978,456
Series A-2
4.784%, due 7/1/58	18,807,000	18,445,749
Series A-1
5.00%, due 7/1/58	1,189,000	1,189,140
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	13,000,000	2,343,588
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
5.00%, due 12/1/45	$ 1,625,000	$ 1,568,769
State of New York, Mortgage Agency, Revenue Bonds
Series 223
2.00%, due 10/1/27	775,000	715,720
Series 221
3.50%, due 10/1/32 (b)	3,790,000	3,678,901
Series 213
4.25%, due 10/1/47	385,000	382,546
Suffolk County Economic Development Corp., Peconic Landing at Southold, Inc., Revenue Bonds
Series A
5.00%, due 12/1/29	150,000	153,585
Series A
5.00%, due 12/1/34	165,000	168,944
Series A
5.00%, due 12/1/40	175,000	173,824
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	10,000,000	962,721
Series A-1
1.015%, due 6/1/24	1,000,000	996,428
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series F
4.00%, due 1/1/36	2,000,000	1,966,094
Series D
4.00%, due 11/15/39	1,005,000	930,307
Series D
5.00%, due 11/15/27	2,825,000	2,863,029
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/36	1,020,000	1,032,045
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	690,000	677,063
	Principal Amount	Value

Other Revenue (continued)
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
5.00%, due 5/15/48	$ 5,000,000	$ 5,348,382
Series A
5.50%, due 5/15/63	10,450,000	11,444,104
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds, Senior Lien
Series A-2
2.00%, due 5/15/45 (c)	5,000,000	4,996,327
Series C
5.25%, due 11/15/40	9,500,000	10,789,103
Series C
5.25%, due 11/15/42	4,000,000	4,490,247
Series C
5.25%, due 5/15/52	4,885,000	5,244,614
Series D-2
5.50%, due 5/15/52	5,000,000	5,491,305
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series A
5.00%, due 6/1/41	2,000,000	2,033,571
Series B
5.00%, due 6/1/48	11,140,000	9,911,440
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29 (a)	1,000,000	968,960
Series A
5.00%, due 10/1/32	1,000,000	949,075
Series A, Insured: AGM-CR
5.00%, due 10/1/32	1,265,000	1,277,507
Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds
Series B
5.00%, due 1/1/51	2,500,000	2,467,195
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project, Revenue Bonds
5.00%, due 7/1/27	270,000	275,896
5.00%, due 7/1/28	270,000	278,917
5.00%, due 7/1/29	100,000	103,585
5.00%, due 7/1/34	200,000	207,520

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds, Senior Lien
Series B
5.00%, due 6/1/41	$ 250,000	$ 254,679
Yonkers Industrial Development Agency, New Community School Project, Revenue Bonds
Insured: State Aid Withholding
5.25%, due 5/1/51	1,280,000	1,361,334
		487,949,270
Transportation 13.0%
Albany County Airport Authority, Revenue Bonds
4.00%, due 12/15/44	835,000	800,669
Series A
5.00%, due 12/15/43	1,750,000	1,810,970
Series A
5.00%, due 12/15/48	2,585,000	2,652,282
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds
5.00%, due 1/1/47	3,635,000	3,693,264
Metropolitan Transportation Authority, Revenue Bonds
Series D
5.00%, due 11/15/29	550,000	582,628
Series A-2, Insured: AGM
5.00%, due 11/15/44	9,000,000	9,328,982
Series B, Insured: BAM
5.00%, due 11/15/52	8,425,000	8,636,487
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series C-2, Insured: BAM
(zero coupon), due 11/15/40	9,325,000	4,533,553
Series A-1, Insured: AGM
4.00%, due 11/15/42	2,180,000	2,107,056
Series C, Insured: AGM
4.00%, due 11/15/46	1,600,000	1,492,019
Series D
4.00%, due 11/15/48	300,000	273,565
New York State Thruway Authority, Revenue Bonds
Series L
4.00%, due 1/1/36	2,500,000	2,558,844
	Principal Amount	Value

Transportation (continued)
New York State Thruway Authority, Revenue Bonds (continued)
Series O
4.00%, due 1/1/39	$ 6,000,000	$ 6,070,919
Series B, Insured: AGM
4.00%, due 1/1/45	4,450,000	4,326,166
Series P
5.00%, due 1/1/49	4,500,000	4,827,078
Series P
5.25%, due 1/1/54	5,000,000	5,423,202
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds, Junior Lien
Series B, Insured: BAM
4.00%, due 1/1/45	9,050,000	8,798,157
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.00%, due 7/1/41 (b)	3,000,000	2,952,835
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (b)
Series A
4.00%, due 12/1/41	1,300,000	1,233,963
Series A
5.00%, due 12/1/29	1,250,000	1,328,208
Series A
5.00%, due 12/1/36	1,600,000	1,689,961
5.00%, due 12/1/37	4,000,000	4,245,139
5.375%, due 6/30/60	3,955,000	4,131,991
6.00%, due 6/30/54	8,500,000	9,320,270
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (b)
Series A
5.00%, due 4/1/27	610,000	609,960
Series A
5.00%, due 4/1/29	325,000	325,032
Series A
5.00%, due 4/1/29	600,000	627,409
Series A
5.00%, due 4/1/30	375,000	391,017
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (b) (continued)
Series A
5.00%, due 4/1/31	$ 1,350,000	$ 1,408,104
Series A
5.00%, due 4/1/32	400,000	417,129
Series A
5.00%, due 4/1/34	450,000	468,983
Series A
5.00%, due 4/1/35	400,000	415,504
Series A
5.00%, due 4/1/36	600,000	616,048
Series A
5.00%, due 4/1/38	375,000	383,314
Ogdensburg Bridge and Port Authority, Revenue Bonds
5.75%, due 7/1/47 (a)(b)	1,985,000	1,742,604
Port Authority of Guam, Revenue Bonds
Series B
5.00%, due 7/1/36 (b)	625,000	646,549
Series B
5.00%, due 7/1/37 (b)	200,000	205,763
Series A
5.00%, due 7/1/48	1,235,000	1,239,958
Port Authority of New York & New Jersey, Revenue Bonds (b)
Series 221
4.00%, due 7/15/37	1,900,000	1,901,456
Series 214
4.00%, due 9/1/43	3,000,000	2,818,983
Series 223
4.00%, due 7/15/46	3,000,000	2,783,010
Series 186
5.00%, due 10/15/30	9,745,000	9,789,602
Series 231
5.50%, due 8/1/42	3,770,000	4,129,869
Port Authority of New York & New Jersey, Revenue Bonds, Third Series
Series 193
5.00%, due 10/15/34 (b)	5,775,000	5,813,913
Syracuse Regional Airport Authority, Revenue Bonds (b)
5.00%, due 7/1/26	1,000,000	1,013,940
	Principal Amount	Value

Transportation (continued)
Syracuse Regional Airport Authority, Revenue Bonds (b) (continued)
5.00%, due 7/1/27	$ 635,000	$ 649,811
5.00%, due 7/1/28	875,000	904,914
5.00%, due 7/1/31	1,000,000	1,058,783
5.00%, due 7/1/34	775,000	813,995
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
4.00%, due 11/15/54	5,000,000	4,719,900
Series B
5.00%, due 11/15/35	9,740,000	10,196,429
Series B
5.00%, due 11/15/37	1,500,000	1,565,187
Series A
5.50%, due 11/15/57	10,000,000	10,922,488
		161,397,862
Utilities 3.1%
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/33	1,155,000	1,191,425
Series A
5.00%, due 10/1/40	3,600,000	3,642,693
New York Power Authority, Revenue Bonds
Series A
4.00%, due 11/15/50	3,500,000	3,338,537
New York Power Authority, Green Transmission Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 11/15/47	2,620,000	2,533,054
Series A, Insured: AGM
4.00%, due 11/15/52	8,175,000	7,808,413
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
4.266%, due 7/1/29	5,000,000	4,764,432
Series TT, Insured: NATL-RE
5.00%, due 7/1/26	215,000	215,118
Series XX
5.25%, due 7/1/40 (d)(e)	5,630,000	1,491,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utilities (continued)
Utility Debt Securitization Authority, Revenue Bonds
5.00%, due 12/15/38	$ 10,210,000	$ 10,754,715
5.00%, due 12/15/39	2,250,000	2,363,067
		38,103,404
Water & Sewer 7.8%
Albany Municipal Water Finance Authority, Revenue Bonds
Series A
4.00%, due 12/1/50	5,670,000	5,398,708
Buffalo Municipal Water Finance Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/44	1,500,000	1,622,792
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 7/1/35	4,000,000	4,005,839
5.00%, due 1/1/46	4,055,000	4,108,802
Series A
5.00%, due 1/1/50	9,975,000	10,169,600
Monroe County Water Authority, Water System, Revenue Bonds
3.50%, due 3/1/45	2,000,000	1,741,451
5.00%, due 8/1/37	750,000	750,726
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series EE
4.00%, due 6/15/45	2,000,000	1,951,803
Series AA
5.00%, due 6/15/38	3,500,000	3,642,137
Series HH
5.00%, due 6/15/39	3,500,000	3,538,829
Series AA
5.00%, due 6/15/40	2,200,000	2,349,666
Series DD-2
5.25%, due 6/15/47	6,435,000	7,068,119
Series AA-1
5.25%, due 6/15/52	18,280,000	19,830,614
	Principal Amount	Value

Water & Sewer (continued)
New York State Environmental Facilities Corp., State Revolving Fund, Revenue Bonds
Series B
5.00%, due 9/15/47	$ 7,650,000	$ 8,243,469
Series A
5.00%, due 2/15/49	6,500,000	6,790,184
Series B
5.25%, due 9/15/52	4,850,000	5,262,099
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds
Series A
5.00%, due 7/15/34	770,000	794,326
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series B
5.00%, due 7/1/37 (a)	545,000	569,659
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (a)
Series 2020A
5.00%, due 7/1/35	5,455,000	5,733,502
Series A
5.00%, due 7/1/47	2,500,000	2,532,885
		96,105,210
Total Long-Term Municipal Bonds (Cost $1,188,517,286)		1,178,924,307
Short-Term Municipal Notes 2.3%
General 1.2%
Nuveen New York AMT-Free Quality Municipal Income Fund
4.22%, due 5/1/47 (a)(f)	15,000,000	15,000,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Water & Sewer 1.1%
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series DD
3.90%, due 6/15/33 (f)	$ 13,250,000	$ 13,250,000
Total Short-Term Municipal Notes (Cost $28,250,000)		28,250,000
Total Municipal Bonds (Cost $1,216,767,286)		1,207,174,307

	Shares
Closed-End Funds 0.1%
New York 0.1%
BlackRock New York Municipal Income Trust	12,602	130,179
Eaton Vance New York Municipal Bond Fund	12,636	119,410
Nuveen New York AMT-Free Quality Municipal Income Fund	171,267	1,822,281
Total Closed-End Funds (Cost $2,679,437)		2,071,870
Short-Term Investment 1.2%
Unaffiliated Investment Company 1.2%
BlackRock Liquidity Funds MuniCash, 3.427% (g)	14,491,674	14,492,816
Total Short-Term Investment (Cost $14,492,816)		14,492,816
Total Investments (Cost $1,233,939,539)	98.8%	1,223,738,993
Other Assets, Less Liabilities	1.2	14,659,212
Net Assets	100.0%	$ 1,238,398,205

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities was subject to alternative minimum tax .
(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2024.
(d)	Issue in default.
(e)	Issue in non-accrual status.
(f)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(g)	Current yield as of April 30, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay New York Tax Free Opportunities Fund

Futures Contracts
As of April 30, 2024, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(300)	June 2024	$ (35,612,455)	$ (34,143,750)	$ 1,468,705

1.	As of April 30, 2024, cash in the amount of $1,170,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2024.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHA—Federal Housing Administration
HUD—Housing and Urban Development
MTA—Metropolitan Transportation Authority
NATL-RE—National Public Finance Guarantee Corp.
SONYMA—State of New York Mortgage Agency
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,178,924,307	$ —	$ 1,178,924,307
Short-Term Municipal Notes	—	28,250,000	—	28,250,000
Total Municipal Bonds	—	1,207,174,307	—	1,207,174,307
Closed-End Funds	2,071,870	—	—	2,071,870
Short-Term Investment
Unaffiliated Investment Company	14,492,816	—	—	14,492,816
Total Investments in Securities	16,564,686	1,207,174,307	—	1,223,738,993
Other Financial Instruments
Futures Contracts (b)	1,468,705	—	—	1,468,705
Total Investments in Securities and Other Financial Instruments	$ 18,033,391	$ 1,207,174,307	$ —	$ 1,225,207,698

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,233,939,539)	$1,223,738,993
Cash collateral on deposit at broker for futures contracts	1,170,000
Receivables:
Dividends and interest	17,710,063
Fund shares sold	2,779,545
Variation margin on futures contracts	234,375
Other assets	30,291
Total assets	1,245,663,267
Liabilities
Payables:
Investment securities purchased	3,537,333
Fund shares redeemed	2,341,484
Manager (See Note 3)	447,657
NYLIFE Distributors (See Note 3)	180,661
Transfer agent (See Note 3)	60,513
Professional fees	44,635
Custodian	38,208
Accrued expenses	1,689
Distributions payable	612,882
Total liabilities	7,265,062
Net assets	$1,238,398,205
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 129,729
Additional paid-in-capital	1,384,979,561
1,385,109,290
Total distributable earnings (loss)	(146,711,085)
Net assets	$1,238,398,205
Class A
Net assets applicable to outstanding shares	$749,053,142
Shares of beneficial interest outstanding	78,474,890
Net asset value per share outstanding	$ 9.55
Maximum sales charge (3.00% of offering price)	0.30
Maximum offering price per share outstanding	$ 9.85
Investor Class
Net assets applicable to outstanding shares	$ 352,404
Shares of beneficial interest outstanding	36,908
Net asset value per share outstanding	$ 9.55
Maximum sales charge (2.50% of offering price)	0.24
Maximum offering price per share outstanding	$ 9.79
Class C
Net assets applicable to outstanding shares	$ 63,281,530
Shares of beneficial interest outstanding	6,629,042
Net asset value and offering price per share outstanding	$ 9.55
Class C2
Net assets applicable to outstanding shares	$ 1,638,913
Shares of beneficial interest outstanding	171,776
Net asset value and offering price per share outstanding	$ 9.54
Class I
Net assets applicable to outstanding shares	$417,083,022
Shares of beneficial interest outstanding	43,683,724
Net asset value and offering price per share outstanding	$ 9.55
Class R6
Net assets applicable to outstanding shares	$ 6,989,194
Shares of beneficial interest outstanding	732,248
Net asset value and offering price per share outstanding	$ 9.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay New York Tax Free Opportunities Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 23,991,396
Dividends	49,853
Total income	24,041,249
Expenses
Manager (See Note 3)	2,595,978
Distribution/Service—Class A (See Note 3)	882,043
Distribution/Service—Investor Class (See Note 3)	443
Distribution/Service—Class C (See Note 3)	159,831
Distribution/Service—Class C2 (See Note 3)	5,239
Transfer agent (See Note 3)	179,283
Professional fees	67,472
Custodian	37,679
Trustees	14,107
Shareholder communication	12,593
Registration	11,205
Miscellaneous	27,444
Total expenses before waiver/reimbursement	3,993,317
Expense waiver/reimbursement from Manager (See Note 3)	(34,814)
Net expenses	3,958,503
Net investment income (loss)	20,082,746
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,404,995)
Futures transactions	1,590,163
Net realized gain (loss)	185,168
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	79,375,871
Futures contracts	1,468,705
Net change in unrealized appreciation (depreciation)	80,844,576
Net realized and unrealized gain (loss)	81,029,744
Net increase (decrease) in net assets resulting from operations	$101,112,490
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 20,082,746	$ 37,062,325
Net realized gain (loss)	185,168	(59,991,625)
Net change in unrealized appreciation (depreciation)	80,844,576	52,861,584
Net increase (decrease) in net assets resulting from operations	101,112,490	29,932,284
Distributions to shareholders:
Class A	(12,960,765)	(25,441,676)
Investor Class	(6,472)	(12,102)
Class C	(1,087,888)	(2,343,374)
Class C2	(26,227)	(52,746)
Class I	(7,551,216)	(13,154,264)
Class R6	(80,867)	(66,162)
Total distributions to shareholders	(21,713,435)	(41,070,324)
Capital share transactions:
Net proceeds from sales of shares	278,366,891	454,803,941
Net asset value of shares issued to shareholders in reinvestment of distributions	18,133,286	34,469,812
Cost of shares redeemed	(167,616,287)	(508,992,997)
Increase (decrease) in net assets derived from capital share transactions	128,883,890	(19,719,244)
Net increase (decrease) in net assets	208,282,945	(30,857,284)
Net Assets
Beginning of period	1,030,115,260	1,060,972,544
End of period	$1,238,398,205	$1,030,115,260
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay New York Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.12
Net investment income (loss)	0.16(a)	0.30(a)	0.24(a)	0.22(a)	0.29	0.32
Net realized and unrealized gain (loss)	0.72	0.00‡	(2.00)	0.34	(0.04)	0.56
Total from investment operations	0.88	0.30	(1.76)	0.56	0.25	0.88
Less distributions:
From net investment income	(0.18)	(0.34)	(0.29)	(0.25)	(0.30)	(0.32)
Net asset value at end of period	$ 9.55	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68
Total investment return (b)	9.89%	3.18%	(16.36)%	5.32%	2.35%	8.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.39%††	3.22%	2.37%	2.02%	2.38%	3.00%
Net expenses (c)	0.75%††	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.76%††	0.76%	0.76%	0.76%	0.80%	0.82%
Portfolio turnover rate	8%(d)	69%	53%(d)	10%(d)	29%(d)	28%(d)
Net assets at end of period (in 000’s)	$ 749,053	$ 629,501	$ 690,832	$ 907,662	$ 688,870	$ 462,499

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.13
Net investment income (loss)	0.16(a)	0.30(a)	0.24(a)	0.22(a)	0.25	0.32
Net realized and unrealized gain (loss)	0.71	0.00‡	(2.00)	0.34	0.00‡	0.55
Total from investment operations	0.87	0.30	(1.76)	0.56	0.25	0.87
Less distributions:
From net investment income	(0.17)	(0.34)	(0.29)	(0.25)	(0.30)	(0.32)
Net asset value at end of period	$ 9.55	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68
Total investment return (b)	9.87%	3.15%	(16.37)%	5.32%	2.33%	8.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.37%††	3.19%	2.37%	2.03%	2.39%	3.06%
Net expenses (c)	0.78%††(d)	0.77%	0.76%	0.76%	0.77%	0.77%
Expenses (before waiver/reimbursement) (c)	0.79%††	0.78%	0.77%	0.77%	0.82%	0.84%
Portfolio turnover rate	8%(e)	69%	53%(e)	10%(e)	29%(e)	28%(e)
Net assets at end of period (in 000's)	$ 352	$ 329	$ 301	$ 375	$ 414	$ 463

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.12
Net investment income (loss)	0.15(a)	0.28(a)	0.21(a)	0.19(a)	0.24	0.30
Net realized and unrealized gain (loss)	0.71	(0.01)	(2.00)	0.35	(0.02)	0.56
Total from investment operations	0.86	0.27	(1.79)	0.54	0.22	0.86
Less distributions:
From net investment income	(0.16)	(0.31)	(0.26)	(0.23)	(0.27)	(0.30)
Net asset value at end of period	$ 9.55	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68
Total investment return (b)	9.74%	2.89%	(16.58)%	5.05%	2.08%	8.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.12%††	2.94%	2.11%	1.77%	2.13%	2.77%
Net expenses (c)	1.03%††(d)	1.02%	1.01%	1.01%	1.02%	1.02%
Expenses (before waiver/reimbursement) (c)	1.04%††	1.03%	1.02%	1.02%	1.07%	1.09%
Portfolio turnover rate	8%(e)	69%	53%(e)	10%(e)	29%(e)	28%(e)
Net assets at end of period (in 000’s)	$ 63,282	$ 61,438	$ 73,022	$ 111,681	$ 107,117	$ 90,553

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
Class C2		2023	2022	2021	2020
Net asset value at beginning of period	$ 8.85	$ 8.88	$ 10.94	$ 10.63	$ 10.72
Net investment income (loss)	0.14(a)	0.26(a)	0.20(a)	0.17(a)	0.04
Net realized and unrealized gain (loss)	0.71	0.01	(2.02)	0.35	(0.09)
Total from investment operations	0.85	0.27	(1.82)	0.52	(0.05)
Less distributions:
From net investment income	(0.16)	(0.30)	(0.24)	(0.21)	(0.04)
Net asset value at end of period	$ 9.54	$ 8.85	$ 8.88	$ 10.94	$ 10.63
Total investment return (b)	9.54%	2.86%	(16.80)%	4.89%	(0.50)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.97%††	2.79%	1.96%	1.55%	1.32%††
Net expenses (c)	1.18%††(d)	1.17%	1.16%	1.15%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.19%††	1.18%	1.17%	1.16%	1.22%††
Portfolio turnover rate	8%(e)	69%	53%(e)	10%(e)	29%(e)
Net assets at end of period (in 000’s)	$ 1,639	$ 1,476	$ 1,638	$ 1,861	$ 315

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay New York Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68	$ 10.13
Net investment income (loss)	0.17(a)	0.33(a)	0.26(a)	0.25(a)	0.32	0.35
Net realized and unrealized gain (loss)	0.72	(0.01)	(2.00)	0.34	(0.05)	0.55
Total from investment operations	0.89	0.32	(1.74)	0.59	0.27	0.90
Less distributions:
From net investment income	(0.19)	(0.36)	(0.31)	(0.28)	(0.32)	(0.35)
Net asset value at end of period	$ 9.55	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.68
Total investment return (b)	10.02%	3.43%	(16.15)%	5.59%	2.61%	9.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.64%††	3.46%	2.63%	2.27%	2.64%	3.37%
Net expenses (c)	0.50%††	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.51%††	0.51%	0.51%	0.51%	0.55%	0.57%
Portfolio turnover rate	8%(d)	69%	53%(d)	10%(d)	29%(d)	28%(d)
Net assets at end of period (in 000’s)	$ 417,083	$ 334,748	$ 294,456	$ 353,955	$ 261,819	$ 161,203

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30, 2024*	Year Ended October 31,			November 1, 2019^ through October 31,
Class R6		2023	2022	2021	2020
Net asset value at beginning of period	$ 8.85	$ 8.89	$ 10.94	$ 10.63	$ 10.69
Net investment income (loss)	0.17(a)	0.33(a)	0.27(a)	0.26(a)	0.29
Net realized and unrealized gain (loss)	0.71	(0.01)	(2.01)	0.33	(0.03)
Total from investment operations	0.88	0.32	(1.74)	0.59	0.26
Less distributions:
From net investment income	(0.19)	(0.36)	(0.31)	(0.28)	(0.32)
Net asset value at end of period	$ 9.54	$ 8.85	$ 8.89	$ 10.94	$ 10.63
Total investment return (b)	9.92%	3.45%	(16.14)%	5.61%	2.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.64%††	3.51%	2.67%	2.34%	2.39%
Net expenses (c)	0.48%††	0.48%	0.48%	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.48%††	0.48%	0.48%	0.49%	0.54%
Portfolio turnover rate	8%(d)	69%	53%(d)	10%(d)	29%(d)
Net assets at end of period (in 000’s)	$ 6,989	$ 2,624	$ 724	$ 806	$ 1,404

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 14, 2012
Investor Class	May 14, 2012
Class C	May 14, 2012
Class C2	August 31, 2020
Class I	May 14, 2012
Class R6	November 1, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

32	MainStay MacKay New York Tax Free Opportunities Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar
33

Notes to Financial Statements (Unaudited) (continued)
assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying

34	MainStay MacKay New York Tax Free Opportunities Fund

securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(H) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to current economic challenges. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Following the outbreak of COVID-19, the federal government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023, Puerto Rico Electric Power Authority ("PREPA") has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
35

Notes to Financial Statements (Unaudited) (continued)
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full prepetition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is unconfirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled.
Bankruptcy plan confirmation hearings were held in March of 2024 though at the end of May 2024 Judge Swain has not yet ruled on the confirmability of the plan.  Furthermore, as of the end of May 2024, the First Circuit has yet to rule on the appeal of the lien and recourse challenges brought by objecting creditors.  It is unclear what impact if any the 1st Circuit rulings will have on plan confirmation and/or whether any appellate rulings will occur prior to the approval of any plan confirmation by Judge Swain.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2024, the Fund's total Puerto Rico investments is 4.3% of total investments, with 11.1% of that amount insured.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2024:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,468,705	$1,468,705
Total Fair Value	$1,468,705	$1,468,705

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$1,590,163	$1,590,163
Total Net Realized Gain (Loss)	$1,590,163	$1,590,163

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$1,468,705	$1,468,705
Total Net Change in Unrealized Appreciation (Depreciation)	$1,468,705	$1,468,705

Average Notional Amount	Total
Futures Contracts Short (a)	$(36,046,875)

(a)	Positions were open five months during the reporting period.

36	MainStay MacKay New York Tax Free Opportunities Fund

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% on assets up to $1 billion; 0.43% on assets from $1 billion to $3 billion; and 0.42% on assets over $3 billion. During the year ended April 30, 2024, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $2,595,978 and waived fees and/or reimbursed expenses in the amount of $34,814 and paid the Subadvisor fees in the amount of $1,280,582.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $4,789 and $1, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2024, of $51,606 and $2,106, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service
37

Notes to Financial Statements (Unaudited) (continued)
Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$104,095	$—
Investor Class	98	—
Class C	17,639	—
Class C2	445	—
Class I	56,924	—
Class R6	82	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$24,392	1.5%
Class R6	25,727	0.4
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,243,350,099	$12,876,761	$(32,487,867)	$(19,611,106)
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $127,106,444, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$43,749	$83,357
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$ 1,334,393
Exempt Interest Dividends	39,735,931
Total	$41,070,324
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based

38	MainStay MacKay New York Tax Free Opportunities Fund

upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $225,035 and $85,122, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	16,120,357	$ 155,020,813
Shares issued to shareholders in reinvestment of distributions	1,182,453	11,401,699
Shares redeemed	(9,982,321)	(95,590,891)
Net increase (decrease) in shares outstanding before conversion	7,320,489	70,831,621
Shares converted into Class A (See Note 1)	28,039	271,696
Shares converted from Class A (See Note 1)	(3,347)	(32,528)
Net increase (decrease)	7,345,181	$ 71,070,789
Year ended October 31, 2023:
Shares sold	24,594,452	$ 231,708,083
Shares issued to shareholders in reinvestment of distributions	2,381,105	22,420,239
Shares redeemed	(33,582,116)	(310,328,269)
Net increase (decrease) in shares outstanding before conversion	(6,606,559)	(56,199,947)
Shares converted into Class A (See Note 1)	35,928	340,496
Shares converted from Class A (See Note 1)	(24,595)	(233,252)
Net increase (decrease)	(6,595,226)	$ (56,092,703)

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	16,822	$ 163,014
Shares issued to shareholders in reinvestment of distributions	645	6,221
Shares redeemed	(2,673)	(25,616)
Net increase (decrease) in shares outstanding before conversion	14,794	143,619
Shares converted into Investor Class (See Note 1)	429	4,161
Shares converted from Investor Class (See Note 1)	(15,480)	(150,000)
Net increase (decrease)	(257)	$ (2,220)
Year ended October 31, 2023:
Shares sold	18,441	$ 174,014
Shares issued to shareholders in reinvestment of distributions	1,216	11,455
Shares redeemed	(4,985)	(46,776)
Net increase (decrease) in shares outstanding before conversion	14,672	138,693
Shares converted from Investor Class (See Note 1)	(11,369)	(107,785)
Net increase (decrease)	3,303	$ 30,908

39

Notes to Financial Statements (Unaudited) (continued)
Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	691,122	$ 6,658,947
Shares issued to shareholders in reinvestment of distributions	92,678	893,594
Shares redeemed	(1,083,068)	(10,398,183)
Net increase (decrease) in shares outstanding before conversion	(299,268)	(2,845,642)
Shares converted from Class C (See Note 1)	(12,988)	(125,857)
Net increase (decrease)	(312,256)	$ (2,971,499)
Year ended October 31, 2023:
Shares sold	1,088,019	$ 10,336,076
Shares issued to shareholders in reinvestment of distributions	196,926	1,855,696
Shares redeemed	(2,533,719)	(23,858,269)
Net increase (decrease) in shares outstanding before conversion	(1,248,774)	(11,666,497)
Shares converted from Class C (See Note 1)	(24,559)	(232,711)
Net increase (decrease)	(1,273,333)	$ (11,899,208)

Class C2	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	16,013	$ 152,457
Shares issued to shareholders in reinvestment of distributions	2,722	26,227
Shares redeemed	(13,839)	(134,078)
Net increase (decrease)	4,896	$ 44,606
Year ended October 31, 2023:
Shares sold	57,349	$ 540,085
Shares issued to shareholders in reinvestment of distributions	5,598	52,746
Shares redeemed	(80,372)	(760,924)
Net increase (decrease)	(17,425)	$ (168,093)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	11,690,042	$ 112,011,822
Shares issued to shareholders in reinvestment of distributions	593,560	5,724,678
Shares redeemed	(6,416,849)	(61,223,408)
Net increase (decrease) in shares outstanding before conversion	5,866,753	56,513,092
Shares converted into Class I (See Note 1)	3,347	32,528
Net increase (decrease)	5,870,100	$ 56,545,620
Year ended October 31, 2023:
Shares sold	22,253,554	$ 209,879,388
Shares issued to shareholders in reinvestment of distributions	1,068,947	10,063,514
Shares redeemed	(18,653,532)	(173,775,037)
Net increase (decrease) in shares outstanding before conversion	4,668,969	46,167,865
Shares converted into Class I (See Note 1)	24,580	233,252
Net increase (decrease)	4,693,549	$ 46,401,117

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	452,632	$ 4,359,838
Shares issued to shareholders in reinvestment of distributions	8,389	80,867
Shares redeemed	(25,229)	(244,111)
Net increase (decrease)	435,792	$ 4,196,594
Year ended October 31, 2023:
Shares sold	231,497	$ 2,166,295
Shares issued to shareholders in reinvestment of distributions	7,053	66,162
Shares redeemed	(23,520)	(223,722)
Net increase (decrease)	215,030	$ 2,008,735
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for

40	MainStay MacKay New York Tax Free Opportunities Fund

possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

42	MainStay MacKay New York Tax Free Opportunities Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

44	MainStay MacKay New York Tax Free Opportunities Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
45

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
46	MainStay MacKay New York Tax Free Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
47

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022136 MS081-24	MSNTF10-06/24
(NYLIM) NL222

MainStay S&P 500 Index Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 1.50% Initial Sales Charge	With sales charges	1/2/2004	18.83%	20.20%	11.94%	11.48%	0.52%
		Excluding sales charges		20.64	22.03	12.62	11.82	0.52
Investor Class Shares[3,4]	Maximum 1.00% Initial Sales Charge	With sales charges	2/28/2008	19.34	20.59	11.74	11.31	0.84
		Excluding sales charges		20.55	21.81	12.42	11.65	0.84
Class I Shares	No Sales Charge		1/2/1991	20.82	22.35	12.91	12.10	0.27
SIMPLE Class Shares	No Sales Charge		8/31/2020	20.51	21.75	N/A	11.16	0.82

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to March 19, 2020, the maximum initial sales charge for Class A Shares and Investor Class Shares was 3.00%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 1.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	20.98%	22.66%	13.19%	12.41%
Morningstar Large Blend Category Average[3]	19.86	20.31	11.78	10.96

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the S&P 500® Index, which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by New York Life Investment Management LLC. The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by New York Life Investment Management LLC. MainStay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S& P nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,206.40	$2.80	$1,022.33	$2.56	0.51%
Investor Class Shares	$1,000.00	$1,205.50	$3.84	$1,021.38	$3.52	0.70%
Class I Shares	$1,000.00	$1,208.20	$1.43	$1,023.57	$1.31	0.26%
SIMPLE Class Shares	$1,000.00	$1,205.10	$4.11	$1,021.13	$3.77	0.75%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2024 (Unaudited)
Software	10.2%
Semiconductors & Semiconductor Equipment	10.1
Interactive Media & Services	6.4
Technology Hardware, Storage & Peripherals	6.1
Financial Services	4.2
Broadline Retail	3.8
Pharmaceuticals	3.8
Oil, Gas & Consumable Fuels	3.7
Banks	3.4
Capital Markets	2.8
Health Care Providers & Services	2.6
Health Care Equipment & Supplies	2.5
Insurance	2.1
Hotels, Restaurants & Leisure	2.1
Aerospace & Defense	1.9
Specialty Retail	1.9
Consumer Staples Distribution & Retail	1.9
Biotechnology	1.8
Machinery	1.8
Electric Utilities	1.6
Chemicals	1.5
Beverages	1.4
Automobiles	1.4
Life Sciences Tools & Services	1.4
Household Products	1.3
Entertainment	1.2
IT Services	1.1
Ground Transportation	1.0
Specialized REITs	0.9
Food Products	0.8
Communications Equipment	0.8
Electrical Equipment	0.8
Diversified Telecommunication Services	0.7
Professional Services	0.7
Multi–Utilities	0.6
Electronic Equipment, Instruments & Components	0.6
Commercial Services & Supplies	0.6%
Consumer Finance	0.6
Media	0.6
Building Products	0.5
Tobacco	0.5
Air Freight & Logistics	0.5
Textiles, Apparel & Luxury Goods	0.4
Industrial Conglomerates	0.4
Metals & Mining	0.4
Household Durables	0.4
Energy Equipment & Services	0.3
Trading Companies & Distributors	0.3
Residential REITs	0.3
Retail REITs	0.3
Industrial REITs	0.2
Containers & Packaging	0.2
Wireless Telecommunication Services	0.2
Health Care REITs	0.2
Passenger Airlines	0.2
Construction Materials	0.2
Personal Care Products	0.2
Real Estate Management & Development	0.1
Distributors	0.1
Construction & Engineering	0.1
Automobile Components	0.1
Office REITs	0.1
Water Utilities	0.1
Gas Utilities	0.0‡
Hotel & Resort REITs	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Leisure Products	0.0‡
Short–Term Investments	1.5
Other Assets, Less Liabilities	–0.5
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	NVIDIA Corp.
4.	Alphabet, Inc.
5.	Amazon.com, Inc.
6.	Meta Platforms, Inc., Class A
7.	Berkshire Hathaway, Inc., Class B
8.	Eli Lilly & Co.
9.	Broadcom, Inc.
10.	JPMorgan Chase & Co.

8	MainStay S&P 500 Index Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 99.0%
Aerospace & Defense 1.9%
Axon Enterprise, Inc. (a)	2,153	$ 675,310
Boeing Co. (The) (a)	17,534	2,942,906
General Dynamics Corp.	6,941	1,992,692
General Electric Co.	33,273	5,384,237
Howmet Aerospace, Inc.	11,954	797,929
Huntington Ingalls Industries, Inc.	1,210	335,085
L3Harris Technologies, Inc.	5,793	1,239,992
Lockheed Martin Corp.	6,575	3,056,915
Northrop Grumman Corp.	4,312	2,091,449
RTX Corp.	40,565	4,118,159
Textron, Inc.	5,991	506,779
TransDigm Group, Inc.	1,700	2,121,651
		25,263,104
Air Freight & Logistics 0.5%
CH Robinson Worldwide, Inc.	3,565	253,115
Expeditors International of Washington, Inc.	4,444	494,662
FedEx Corp.	7,029	1,840,051
United Parcel Service, Inc., Class B	22,112	3,261,078
		5,848,906
Automobile Components 0.1%
Aptiv plc (a)	8,531	605,701
BorgWarner, Inc.	7,025	230,209
		835,910
Automobiles 1.4%
Ford Motor Co.	119,318	1,449,713
General Motors Co.	35,294	1,571,642
Tesla, Inc. (a)	84,710	15,525,649
		18,547,004
Banks 3.4%
Bank of America Corp.	210,491	7,790,272
Citigroup, Inc.	58,183	3,568,364
Citizens Financial Group, Inc.	14,248	485,999
Comerica, Inc.	4,031	202,235
Fifth Third Bancorp	20,813	758,842
Huntington Bancshares, Inc.	44,254	596,101
JPMorgan Chase & Co.	88,386	16,947,132
KeyCorp	28,613	414,602
M&T Bank Corp.	5,080	733,501
PNC Financial Services Group, Inc. (The)	12,169	1,865,021
Regions Financial Corp.	28,249	544,358
Truist Financial Corp.	40,776	1,531,139
U.S. Bancorp	47,602	1,934,069
	Shares	Value

Banks (continued)
Wells Fargo & Co.	110,027	$ 6,526,802
		43,898,437
Beverages 1.4%
Brown-Forman Corp., Class B	5,528	264,515
Coca-Cola Co. (The)	118,960	7,348,159
Constellation Brands, Inc., Class A	4,918	1,246,516
Keurig Dr Pepper, Inc.	31,841	1,073,042
Molson Coors Beverage Co., Class B	5,659	324,034
Monster Beverage Corp. (a)	22,584	1,207,115
PepsiCo, Inc.	42,020	7,391,738
		18,855,119
Biotechnology 1.8%
AbbVie, Inc.	53,977	8,778,819
Amgen, Inc.	16,355	4,480,289
Biogen, Inc. (a)	4,429	951,438
Gilead Sciences, Inc.	38,093	2,483,663
Incyte Corp. (a)	5,684	295,852
Moderna, Inc. (a)	10,138	1,118,323
Regeneron Pharmaceuticals, Inc. (a)	3,230	2,876,832
Vertex Pharmaceuticals, Inc. (a)	7,879	3,094,950
		24,080,166
Broadline Retail 3.8%
Amazon.com, Inc. (a)	279,461	48,905,675
eBay, Inc.	15,862	817,527
Etsy, Inc. (a)	3,659	251,264
		49,974,466
Building Products 0.5%
A O Smith Corp.	3,754	310,981
Allegion plc	2,683	326,146
Builders FirstSource, Inc. (a)	3,771	689,414
Carrier Global Corp.	25,543	1,570,639
Johnson Controls International plc	20,835	1,355,734
Masco Corp.	6,719	459,916
Trane Technologies plc	6,957	2,207,734
		6,920,564
Capital Markets 2.8%
Ameriprise Financial, Inc.	3,063	1,261,313
Bank of New York Mellon Corp. (The)	23,215	1,311,415
BlackRock, Inc.	4,275	3,226,086
Blackstone, Inc.	21,993	2,564,604
Cboe Global Markets, Inc.	3,225	584,209
Charles Schwab Corp. (The)	45,499	3,364,651
CME Group, Inc.	11,006	2,307,298
FactSet Research Systems, Inc.	1,164	485,260

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Franklin Resources, Inc.	9,176	$ 209,580
Goldman Sachs Group, Inc. (The)	9,970	4,254,299
Intercontinental Exchange, Inc.	17,506	2,254,072
Invesco Ltd.	13,739	194,682
MarketAxess Holdings, Inc.	1,159	231,904
Moody's Corp.	4,812	1,782,028
Morgan Stanley	38,301	3,479,263
MSCI, Inc.	2,418	1,126,280
Nasdaq, Inc.	11,616	695,217
Northern Trust Corp.	6,271	516,668
Raymond James Financial, Inc.	5,751	701,622
S&P Global, Inc.	9,823	4,084,698
State Street Corp.	9,231	669,155
T. Rowe Price Group, Inc.	6,845	750,007
		36,054,311
Chemicals 1.5%
Air Products and Chemicals, Inc.	6,796	1,606,167
Albemarle Corp.	3,586	431,432
Celanese Corp.	3,060	470,046
CF Industries Holdings, Inc.	5,838	461,027
Corteva, Inc.	21,455	1,161,359
Dow, Inc.	21,471	1,221,700
DuPont de Nemours, Inc.	13,150	953,375
Eastman Chemical Co.	3,586	338,662
Ecolab, Inc.	7,759	1,754,698
FMC Corp.	3,813	225,005
International Flavors & Fragrances, Inc.	7,801	660,355
Linde plc	14,824	6,536,791
LyondellBasell Industries NV, Class A	7,825	782,265
Mosaic Co. (The)	9,989	313,555
PPG Industries, Inc.	7,207	929,703
Sherwin-Williams Co. (The)	7,199	2,156,892
		20,003,032
Commercial Services & Supplies 0.6%
Cintas Corp.	2,634	1,734,067
Copart, Inc. (a)	26,715	1,450,892
Republic Services, Inc.	6,253	1,198,700
Rollins, Inc.	8,580	382,325
Veralto Corp.	6,700	627,656
Waste Management, Inc.	11,206	2,331,072
		7,724,712
Communications Equipment 0.8%
Arista Networks, Inc. (a)	7,704	1,976,538
Cisco Systems, Inc.	124,231	5,836,373
F5, Inc. (a)	1,798	297,227
	Shares	Value

Communications Equipment (continued)
Juniper Networks, Inc.	9,842	$ 342,699
Motorola Solutions, Inc.	5,074	1,720,847
		10,173,684
Construction & Engineering 0.1%
Quanta Services, Inc.	4,442	1,148,524
Construction Materials 0.2%
Martin Marietta Materials, Inc.	1,889	1,108,975
Vulcan Materials Co.	4,061	1,046,236
		2,155,211
Consumer Finance 0.6%
American Express Co.	17,483	4,091,546
Capital One Financial Corp.	11,630	1,668,091
Discover Financial Services	7,642	968,471
Synchrony Financial	12,438	547,023
		7,275,131
Consumer Staples Distribution & Retail 1.9%
Costco Wholesale Corp.	13,566	9,806,861
Dollar General Corp.	6,708	933,687
Dollar Tree, Inc. (a)	6,328	748,286
Kroger Co. (The)	20,235	1,120,614
Sysco Corp.	15,220	1,131,150
Target Corp.	14,114	2,272,072
Walgreens Boots Alliance, Inc.	21,883	387,986
Walmart, Inc.	130,871	7,767,194
		24,167,850
Containers & Packaging 0.2%
Amcor plc	44,171	394,889
Avery Dennison Corp.	2,461	534,726
Ball Corp.	9,636	670,376
International Paper Co.	10,574	369,455
Packaging Corp. of America	2,720	470,506
Westrock Co.	7,856	376,774
		2,816,726
Distributors 0.1%
Genuine Parts Co.	4,284	673,488
LKQ Corp.	8,178	352,717
Pool Corp.	1,183	428,873
		1,455,078
Diversified Telecommunication Services 0.7%
AT&T, Inc.	218,594	3,692,053
Verizon Communications, Inc.	128,535	5,075,847
		8,767,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Electric Utilities 1.6%
Alliant Energy Corp.	7,798	$ 388,340
American Electric Power Co., Inc.	16,077	1,383,104
Constellation Energy Corp.	9,764	1,815,518
Duke Energy Corp.	23,571	2,316,087
Edison International	11,727	833,321
Entergy Corp.	6,463	689,408
Evergy, Inc.	7,021	368,252
Eversource Energy	10,676	647,179
Exelon Corp.	30,433	1,143,672
FirstEnergy Corp.	15,783	605,120
NextEra Energy, Inc.	62,726	4,200,760
NRG Energy, Inc.	6,899	501,350
PG&E Corp.	65,203	1,115,623
Pinnacle West Capital Corp.	3,466	255,271
PPL Corp.	22,527	618,592
Southern Co. (The)	33,343	2,450,711
Xcel Energy, Inc.	16,864	906,103
		20,238,411
Electrical Equipment 0.8%
AMETEK, Inc.	7,054	1,232,051
Eaton Corp. plc	12,208	3,885,318
Emerson Electric Co.	17,478	1,883,779
GE Vernova, Inc. (a)	8,318	1,278,560
Generac Holdings, Inc. (a)	1,877	255,197
Hubbell, Inc.	1,639	607,282
Rockwell Automation, Inc.	3,504	949,444
		10,091,631
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	18,339	2,214,801
CDW Corp.	4,094	990,175
Corning, Inc.	23,466	783,295
Jabil, Inc.	3,899	457,587
Keysight Technologies, Inc. (a)	5,340	789,999
TE Connectivity Ltd.	9,441	1,335,713
Teledyne Technologies, Inc. (a)	1,442	550,094
Trimble, Inc. (a)	7,603	456,712
Zebra Technologies Corp., Class A (a)	1,570	493,859
		8,072,235
Energy Equipment & Services 0.3%
Baker Hughes Co.	30,600	998,172
Halliburton Co.	27,213	1,019,671
Schlumberger NV	43,639	2,071,980
		4,089,823
	Shares	Value

Entertainment 1.2%
Electronic Arts, Inc.	7,438	$ 943,287
Live Nation Entertainment, Inc. (a)	4,336	385,514
Netflix, Inc. (a)	13,231	7,285,518
Take-Two Interactive Software, Inc. (a)	4,848	692,343
Walt Disney Co. (The)	56,079	6,230,377
Warner Bros Discovery, Inc. (a)	67,818	499,140
		16,036,179
Financial Services 4.2%
Berkshire Hathaway, Inc., Class B (a)	55,625	22,068,106
Corpay, Inc. (a)	2,207	666,823
Fidelity National Information Services, Inc.	18,114	1,230,303
Fiserv, Inc. (a)	18,349	2,801,342
Global Payments, Inc.	7,961	977,372
Jack Henry & Associates, Inc.	2,226	362,148
Mastercard, Inc., Class A	25,223	11,380,617
PayPal Holdings, Inc. (a)	32,766	2,225,467
Visa, Inc., Class A	48,353	12,988,099
		54,700,277
Food Products 0.8%
Archer-Daniels-Midland Co.	16,301	956,217
Bunge Global SA	4,441	451,916
Campbell Soup Co.	6,015	274,946
Conagra Brands, Inc.	14,607	449,603
General Mills, Inc.	17,362	1,223,326
Hershey Co. (The)	4,581	888,347
Hormel Foods Corp.	8,851	314,742
J M Smucker Co. (The)	3,243	372,459
Kellanova	8,060	466,352
Kraft Heinz Co. (The)	24,365	940,733
Lamb Weston Holdings, Inc.	4,414	367,863
McCormick & Co., Inc. (Non-Voting)	7,687	584,673
Mondelez International, Inc., Class A	41,165	2,961,410
Tyson Foods, Inc., Class A	8,754	530,930
		10,783,517
Gas Utilities 0.0% ‡
Atmos Energy Corp.	4,612	543,755
Ground Transportation 1.0%
CSX Corp.	60,415	2,006,986
JB Hunt Transport Services, Inc.	2,493	405,287
Norfolk Southern Corp.	6,906	1,590,590
Old Dominion Freight Line, Inc.	5,470	993,953
Uber Technologies, Inc. (a)	62,914	4,169,311
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Ground Transportation (continued)
Union Pacific Corp.	18,642	$ 4,421,137
		13,587,264
Health Care Equipment & Supplies 2.5%
Abbott Laboratories	53,076	5,624,464
Align Technology, Inc. (a)	2,178	615,024
Baxter International, Inc.	15,526	626,785
Becton Dickinson & Co.	8,832	2,071,987
Boston Scientific Corp. (a)	44,788	3,218,913
Cooper Cos., Inc. (The)	6,076	541,129
DexCom, Inc. (a)	11,786	1,501,418
Edwards Lifesciences Corp. (a)	18,542	1,569,951
GE HealthCare Technologies, Inc.	12,946	987,003
Hologic, Inc. (a)	7,176	543,725
IDEXX Laboratories, Inc. (a)	2,539	1,251,118
Insulet Corp. (a)	2,134	366,920
Intuitive Surgical, Inc. (a)	10,772	3,992,319
Medtronic plc	40,651	3,261,836
ResMed, Inc.	4,495	961,885
Solventum Corp. (a)	4,224	274,602
STERIS plc	3,021	617,976
Stryker Corp.	10,338	3,478,737
Teleflex, Inc.	1,436	299,765
Zimmer Biomet Holdings, Inc.	6,387	768,228
		32,573,785
Health Care Providers & Services 2.6%
Cardinal Health, Inc.	7,436	766,205
Cencora, Inc.	5,062	1,210,071
Centene Corp. (a)	16,341	1,193,874
Cigna Group (The)	8,942	3,192,652
CVS Health Corp.	38,474	2,605,075
DaVita, Inc. (a)	1,646	228,810
Elevance Health, Inc.	7,183	3,796,790
HCA Healthcare, Inc.	6,055	1,875,960
Henry Schein, Inc. (a)	3,973	275,249
Humana, Inc.	3,737	1,128,910
Laboratory Corp. of America Holdings	2,594	522,354
McKesson Corp.	4,017	2,157,973
Molina Healthcare, Inc. (a)	1,773	606,543
Quest Diagnostics, Inc.	3,394	468,983
UnitedHealth Group, Inc.	28,277	13,677,585
Universal Health Services, Inc., Class B	1,864	317,682
		34,024,716
Health Care REITs 0.2%
Healthpeak Properties, Inc.	21,643	402,776
Ventas, Inc.	12,297	544,511
	Shares	Value

Health Care REITs (continued)
Welltower, Inc.	16,921	$ 1,612,233
		2,559,520
Hotel & Resort REITs 0.0% ‡
Host Hotels & Resorts, Inc.	21,559	406,818
Hotels, Restaurants & Leisure 2.1%
Airbnb, Inc., Class A (a)	13,316	2,111,518
Booking Holdings, Inc.	1,067	3,683,316
Caesars Entertainment, Inc. (a)	6,592	236,125
Carnival Corp. (a)	30,790	456,308
Chipotle Mexican Grill, Inc. (a)	838	2,647,745
Darden Restaurants, Inc.	3,651	560,100
Domino's Pizza, Inc.	1,066	564,202
Expedia Group, Inc. (a)	3,998	538,251
Hilton Worldwide Holdings, Inc.	7,709	1,520,831
Las Vegas Sands Corp.	11,290	500,824
Marriott International, Inc., Class A	7,542	1,780,892
McDonald's Corp.	22,176	6,054,935
MGM Resorts International (a)	8,352	329,403
Norwegian Cruise Line Holdings Ltd. (a)	13,002	245,998
Royal Caribbean Cruises Ltd. (a)	7,212	1,007,012
Starbucks Corp.	34,614	3,062,993
Wynn Resorts Ltd.	2,913	266,976
Yum! Brands, Inc.	8,591	1,213,479
		26,780,908
Household Durables 0.4%
DR Horton, Inc.	9,130	1,300,934
Garmin Ltd.	4,678	675,830
Lennar Corp., Class A	7,556	1,145,641
Mohawk Industries, Inc. (a)	1,615	186,242
NVR, Inc. (a)	98	729,007
PulteGroup, Inc.	6,485	722,559
		4,760,213
Household Products 1.3%
Church & Dwight Co., Inc.	7,530	812,412
Clorox Co. (The)	3,794	561,019
Colgate-Palmolive Co.	25,173	2,313,902
Kimberly-Clark Corp.	10,299	1,406,122
Procter & Gamble Co. (The)	71,938	11,740,282
		16,833,737
Independent Power and Renewable Electricity Producers 0.0% ‡
AES Corp. (The)	20,464	366,306

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 0.4%
3M Co.	16,897	$ 1,630,730
Honeywell International, Inc.	20,155	3,884,473
		5,515,203
Industrial REITs 0.2%
Prologis, Inc.	28,248	2,882,708
Insurance 2.1%
Aflac, Inc.	16,094	1,346,263
Allstate Corp. (The)	8,025	1,364,732
American International Group, Inc.	21,463	1,616,379
Aon plc, Class A	6,121	1,726,183
Arch Capital Group Ltd. (a)	11,343	1,061,024
Arthur J. Gallagher & Co.	6,628	1,555,525
Assurant, Inc.	1,588	276,947
Brown & Brown, Inc.	7,219	588,637
Chubb Ltd.	12,390	3,080,650
Cincinnati Financial Corp.	4,800	555,312
Everest Group Ltd.	1,327	486,226
Globe Life, Inc.	2,618	199,413
Hartford Financial Services Group, Inc. (The)	9,126	884,218
Loews Corp.	5,570	418,586
Marsh & McLennan Cos., Inc.	15,042	2,999,826
MetLife, Inc.	18,768	1,334,029
Principal Financial Group, Inc.	6,703	530,475
Progressive Corp. (The)	17,894	3,726,426
Prudential Financial, Inc.	11,037	1,219,368
Travelers Cos., Inc. (The)	6,977	1,480,240
W R Berkley Corp.	6,196	476,906
Willis Towers Watson plc	3,135	787,324
		27,714,689
Interactive Media & Services 6.4%
Alphabet, Inc. (a)
Class A	180,164	29,327,096
Class C	150,838	24,833,968

Match Group, Inc. (a)	8,307	256,022
Meta Platforms, Inc., Class A	67,261	28,933,664
		83,350,750
IT Services 1.1%
Accenture plc, Class A	19,169	5,768,144
Akamai Technologies, Inc. (a)	4,609	465,186
Cognizant Technology Solutions Corp., Class A	15,225	999,978
EPAM Systems, Inc. (a)	1,763	414,763
	Shares	Value

IT Services (continued)
Gartner, Inc. (a)	2,383	$ 983,202
International Business Machines Corp.	27,974	4,649,279
VeriSign, Inc. (a)	2,694	456,579
		13,737,131
Leisure Products 0.0% ‡
Hasbro, Inc.	3,986	244,342
Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	8,959	1,227,741
Bio-Rad Laboratories, Inc., Class A (a)	640	172,640
Bio-Techne Corp.	4,806	303,787
Charles River Laboratories International, Inc. (a)	1,568	359,072
Danaher Corp.	20,106	4,958,542
Illumina, Inc. (a)	4,853	597,162
IQVIA Holdings, Inc. (a)	5,579	1,293,045
Mettler-Toledo International, Inc. (a)	657	807,913
Revvity, Inc.	3,772	386,517
Thermo Fisher Scientific, Inc.	11,812	6,717,720
Waters Corp. (a)	1,807	558,435
West Pharmaceutical Services, Inc.	2,262	808,620
		18,191,194
Machinery 1.8%
Caterpillar, Inc.	15,564	5,207,248
Cummins, Inc.	4,166	1,176,853
Deere & Co.	7,961	3,116,015
Dover Corp.	4,276	766,687
Fortive Corp.	10,722	807,045
IDEX Corp.	2,312	509,704
Illinois Tool Works, Inc.	8,313	2,029,286
Ingersoll Rand, Inc.	12,376	1,154,928
Nordson Corp.	1,659	428,337
Otis Worldwide Corp.	12,396	1,130,515
PACCAR, Inc.	15,992	1,696,911
Parker-Hannifin Corp.	3,926	2,139,317
Pentair plc	5,052	399,563
Snap-on, Inc.	1,613	432,219
Stanley Black & Decker, Inc.	4,686	428,300
Westinghouse Air Brake Technologies Corp.	5,475	881,913
Xylem, Inc.	7,368	962,998
		23,267,839
Media 0.6%
Charter Communications, Inc., Class A (a)	3,019	772,683
Comcast Corp., Class A	121,141	4,616,683
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Media (continued)
Fox Corp.
Class A	7,316	$ 226,869
Class B	4,032	115,638

Interpublic Group of Cos., Inc. (The)	11,704	356,270
News Corp.
Class A	11,630	276,794
Class B	3,509	86,111

Omnicom Group, Inc.	6,049	561,589
Paramount Global, Class B	14,744	167,934
		7,180,571
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	43,840	2,189,370
Newmont Corp.	35,235	1,431,950
Nucor Corp.	7,516	1,266,671
Steel Dynamics, Inc.	4,649	604,928
		5,492,919
Multi-Utilities 0.6%
Ameren Corp.	8,035	593,546
CenterPoint Energy, Inc.	19,290	562,111
CMS Energy Corp.	9,002	545,611
Consolidated Edison, Inc.	10,551	996,014
Dominion Energy, Inc.	25,583	1,304,221
DTE Energy Co.	6,312	696,340
NiSource, Inc.	12,629	351,844
Public Service Enterprise Group, Inc.	15,229	1,052,019
Sempra	19,240	1,378,161
WEC Energy Group, Inc.	9,640	796,650
		8,276,517
Office REITs 0.1%
Alexandria Real Estate Equities, Inc.	4,814	557,798
Boston Properties, Inc.	4,413	273,121
		830,919
Oil, Gas & Consumable Fuels 3.7%
APA Corp.	11,042	347,161
Chevron Corp.	53,027	8,551,664
ConocoPhillips	36,018	4,524,581
Coterra Energy, Inc.	22,988	628,952
Devon Energy Corp.	19,581	1,002,156
Diamondback Energy, Inc.	5,470	1,100,181
EOG Resources, Inc.	17,828	2,355,614
EQT Corp.	12,571	503,971
Exxon Mobil Corp.	121,404	14,358,451
Hess Corp.	8,415	1,325,278
Kinder Morgan, Inc.	59,122	1,080,750
	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.	17,886	$ 480,239
Marathon Petroleum Corp.	11,251	2,044,532
Occidental Petroleum Corp.	20,122	1,330,869
ONEOK, Inc.	17,810	1,409,127
Phillips 66	13,146	1,882,639
Pioneer Natural Resources Co.	7,142	1,923,483
Targa Resources Corp.	6,814	777,205
Valero Energy Corp.	10,409	1,664,087
Williams Cos., Inc. (The)	37,192	1,426,685
		48,717,625
Passenger Airlines 0.2%
American Airlines Group, Inc. (a)	20,003	270,241
Delta Air Lines, Inc.	19,577	980,220
Southwest Airlines Co.	18,242	473,197
United Airlines Holdings, Inc. (a)	10,023	515,784
		2,239,442
Personal Care Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	7,121	1,044,722
Kenvue, Inc.	52,672	991,287
		2,036,009
Pharmaceuticals 3.8%
Bristol-Myers Squibb Co.	62,208	2,733,420
Catalent, Inc. (a)	5,526	308,627
Eli Lilly & Co.	24,379	19,042,437
Johnson & Johnson	73,597	10,641,390
Merck & Co., Inc.	77,472	10,010,932
Pfizer, Inc.	172,625	4,422,652
Viatris, Inc.	36,663	424,191
Zoetis, Inc.	14,036	2,235,093
		49,818,742
Professional Services 0.7%
Automatic Data Processing, Inc.	12,559	3,037,896
Broadridge Financial Solutions, Inc.	3,601	696,469
Dayforce, Inc. (a)	4,773	292,919
Equifax, Inc.	3,770	830,116
Jacobs Solutions, Inc.	3,841	551,299
Leidos Holdings, Inc.	4,202	589,204
Paychex, Inc.	9,791	1,163,269
Paycom Software, Inc.	1,469	276,143
Robert Half, Inc.	3,184	220,142
Verisk Analytics, Inc.	4,433	966,217
		8,623,674
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	9,092	790,004

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Real Estate Management & Development (continued)
CoStar Group, Inc. (a)	12,485	$ 1,142,752
		1,932,756
Residential REITs 0.3%
AvalonBay Communities, Inc.	4,337	822,165
Camden Property Trust	3,263	325,256
Equity Residential	10,552	679,549
Essex Property Trust, Inc.	1,962	483,142
Invitation Homes, Inc.	17,579	601,202
Mid-America Apartment Communities, Inc.	3,566	463,580
UDR, Inc.	9,249	352,202
		3,727,096
Retail REITs 0.3%
Federal Realty Investment Trust	2,245	233,862
Kimco Realty Corp.	20,366	379,419
Realty Income Corp.	25,426	1,361,308
Regency Centers Corp.	5,020	297,284
Simon Property Group, Inc.	9,964	1,400,241
		3,672,114
Semiconductors & Semiconductor Equipment 10.1%
Advanced Micro Devices, Inc. (a)	49,399	7,823,814
Analog Devices, Inc.	15,159	3,041,047
Applied Materials, Inc.	25,438	5,053,259
Broadcom, Inc.	13,454	17,493,833
Enphase Energy, Inc. (a)	4,151	451,463
First Solar, Inc. (a)	3,265	575,619
Intel Corp.	129,261	3,938,583
KLA Corp.	4,134	2,849,525
Lam Research Corp.	4,008	3,584,795
Microchip Technology, Inc.	16,521	1,519,602
Micron Technology, Inc.	33,749	3,812,287
Monolithic Power Systems, Inc.	1,468	982,576
NVIDIA Corp.	75,514	65,245,606
NXP Semiconductors NV	7,880	2,018,777
ON Semiconductor Corp. (a)	13,065	916,640
Qorvo, Inc. (a)	2,952	344,912
QUALCOMM, Inc.	34,119	5,658,636
Skyworks Solutions, Inc.	4,899	522,184
Teradyne, Inc.	4,672	543,447
Texas Instruments, Inc.	27,799	4,904,300
		131,280,905
Software 10.2%
Adobe, Inc. (a)	13,819	6,395,848
ANSYS, Inc. (a)	2,657	863,206
	Shares	Value

Software (continued)
Autodesk, Inc. (a)	6,540	$ 1,392,039
Cadence Design Systems, Inc. (a)	8,318	2,292,690
Fair Isaac Corp. (a)	760	861,331
Fortinet, Inc. (a)	19,486	1,231,126
Gen Digital, Inc.	17,135	345,099
Intuit, Inc.	8,558	5,354,056
Microsoft Corp.	227,168	88,443,318
Oracle Corp.	48,744	5,544,630
Palo Alto Networks, Inc. (a)	9,640	2,804,180
PTC, Inc. (a)	3,655	648,543
Roper Technologies, Inc.	3,266	1,670,428
Salesforce, Inc.	29,594	7,959,010
ServiceNow, Inc. (a)	6,267	4,345,099
Synopsys, Inc. (a)	4,663	2,474,141
Tyler Technologies, Inc. (a)	1,288	594,476
		133,219,220
Specialized REITs 0.9%
American Tower Corp.	14,252	2,445,073
Crown Castle, Inc.	13,259	1,243,429
Digital Realty Trust, Inc.	9,259	1,284,964
Equinix, Inc.	2,870	2,040,886
Extra Space Storage, Inc.	6,457	867,046
Iron Mountain, Inc.	8,924	691,788
Public Storage	4,837	1,254,960
SBA Communications Corp.	3,298	613,824
VICI Properties, Inc.	31,616	902,637
Weyerhaeuser Co.	22,309	673,062
		12,017,669
Specialty Retail 1.9%
AutoZone, Inc. (a)	529	1,563,936
Bath & Body Works, Inc.	6,908	313,761
Best Buy Co., Inc.	5,861	431,604
CarMax, Inc. (a)	4,828	328,159
Home Depot, Inc. (The)	30,428	10,169,646
Lowe's Cos., Inc.	17,583	4,008,748
O'Reilly Automotive, Inc. (a)	1,806	1,829,948
Ross Stores, Inc.	10,293	1,333,458
TJX Cos., Inc. (The)	34,843	3,278,378
Tractor Supply Co.	3,304	902,256
Ulta Beauty, Inc. (a)	1,485	601,188
		24,761,082
Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc. (b)	443,772	75,587,685
Hewlett Packard Enterprise Co.	39,744	675,648
HP, Inc.	26,659	748,851
NetApp, Inc.	6,299	643,821
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals (continued)
Seagate Technology Holdings plc	5,957	$ 511,765
Super Micro Computer, Inc. (a)	1,539	1,321,693
Western Digital Corp. (a)	9,910	701,925
		80,191,388
Textiles, Apparel & Luxury Goods 0.4%
Deckers Outdoor Corp. (a)	785	642,499
Lululemon Athletica, Inc. (a)	3,511	1,266,066
NIKE, Inc., Class B	37,214	3,433,364
Ralph Lauren Corp.	1,194	195,386
Tapestry, Inc.	7,004	279,600
		5,816,915
Tobacco 0.5%
Altria Group, Inc.	53,914	2,361,973
Philip Morris International, Inc.	47,463	4,506,137
		6,868,110
Trading Companies & Distributors 0.3%
Fastenal Co.	17,495	1,188,610
United Rentals, Inc.	2,054	1,372,052
WW Grainger, Inc.	1,351	1,244,744
		3,805,406
Water Utilities 0.1%
American Water Works Co., Inc.	5,950	727,804
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.	15,966	2,621,138
Total Common Stocks (c) (Cost $241,583,024)		1,291,176,807

	Number of Rights

Rights 0.0% ‡
Health Care Equipment & Supplies 0.0% ‡
ABIOMED, Inc., CVR (a)(d)(e)	1,477	1,507
Total Rights (Cost $1,507)		1,507

	Shares	Value

Short-Term Investments 1.5%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 5.242% (f)	98,303	$ 98,303

	Principal Amount

U.S. Treasury Debt 1.5%
U.S. Treasury Bills
5.282%, due 6/25/24 (b)(g)	$ 19,800,000	19,640,356
Total Short-Term Investments (Cost $19,740,865)		19,738,659
Total Investments (Cost $261,325,396)	100.5%	1,310,916,973
Other Assets, Less Liabilities	(0.5)	(6,522,779)
Net Assets	100.0%	$ 1,304,394,194

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(c)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Fund’s net assets.
(d)	Illiquid security—As of April 30, 2024, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,507, which represented less than one-tenth of a percent of the Fund’s net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Current yield as of April 30, 2024.
(g)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay S&P 500 Index Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 43	$ 3,474	$ (3,419)	$ —	$ —	$ 98	$ 1	$ —	98
Futures Contracts
As of April 30, 2024, the Fund held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	47	June 2024	$ 12,263,163	$ 11,907,450	$ (355,713)

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2024.

Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,291,176,807	$ —	$ —	$ 1,291,176,807
Rights	—	—	1,507	1,507
Short-Term Investments
Affiliated Investment Company	98,303	—	—	98,303
U.S. Treasury Debt	—	19,640,356	—	19,640,356
Total Short-Term Investments	98,303	19,640,356	—	19,738,659
Total Investments in Securities	$ 1,291,275,110	$ 19,640,356	$ 1,507	$ 1,310,916,973
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (355,713)	$ —	$ —	$ (355,713)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $261,227,093)	$1,310,818,670
Investment in affiliated investment companies, at value (identified cost $98,303)	98,303
Cash	975
Receivables:
Fund shares sold	1,148,505
Dividends	779,820
Other assets	63,771
Total assets	1,312,910,044
Liabilities
Payables:
Fund shares redeemed	7,577,053
Variation margin on futures contracts	306,945
NYLIFE Distributors (See Note 3)	216,552
Manager (See Note 3)	171,062
Transfer agent (See Note 3)	162,420
Professional fees	41,567
Custodian	13,179
Securities lending	339
Accrued expenses	26,733
Total liabilities	8,515,850
Net assets	$1,304,394,194
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 23,217
Additional paid-in-capital	201,882,340
201,905,557
Total distributable earnings (loss)	1,102,488,637
Net assets	$1,304,394,194
Class A
Net assets applicable to outstanding shares	$996,336,859
Shares of beneficial interest outstanding	17,814,263
Net asset value per share outstanding	$ 55.93
Maximum sales charge (1.50% of offering price)	0.85
Maximum offering price per share outstanding	$ 56.78
Investor Class
Net assets applicable to outstanding shares	$ 42,414,072
Shares of beneficial interest outstanding	759,948
Net asset value per share outstanding	$ 55.81
Maximum sales charge (1.00% of offering price)	0.56
Maximum offering price per share outstanding	$ 56.37
Class I
Net assets applicable to outstanding shares	$264,276,119
Shares of beneficial interest outstanding	4,618,080
Net asset value and offering price per share outstanding	$ 57.23
SIMPLE Class
Net assets applicable to outstanding shares	$ 1,367,144
Shares of beneficial interest outstanding	24,515
Net asset value and offering price per share outstanding	$ 55.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay S&P 500 Index Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $2,437)	$ 9,772,273
Interest	425,943
Securities lending, net	7,947
Dividends-affiliated	1,438
Total income	10,207,601
Expenses
Manager (See Note 3)	1,022,030
Distribution/Service—Class A (See Note 3)	1,183,808
Distribution/Service—Investor Class (See Note 3)	56,701
Distribution/Service—SIMPLE Class (See Note 3)	2,105
Transfer agent (See Note 3)	488,395
Professional fees	66,882
Registration	35,932
Shareholder communication	17,496
Trustees	15,196
Custodian	14,239
Miscellaneous	74,603
Total expenses before waiver/reimbursement	2,977,387
Expense waiver/reimbursement from Manager (See Note 3)	(22,054)
Net expenses	2,955,333
Net investment income (loss)	7,252,268
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	48,471,848
Futures transactions	2,087,984
Net realized gain (loss)	50,559,832
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	173,576,819
Futures contracts	(240,110)
Net change in unrealized appreciation (depreciation)	173,336,709
Net realized and unrealized gain (loss)	223,896,541
Net increase (decrease) in net assets resulting from operations	$231,148,809
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,252,268	$ 13,979,588
Net realized gain (loss)	50,559,832	36,324,383
Net change in unrealized appreciation (depreciation)	173,336,709	53,207,255
Net increase (decrease) in net assets resulting from operations	231,148,809	103,511,226
Distributions to shareholders:
Class A	(36,105,584)	(70,919,309)
Investor Class	(1,832,133)	(3,958,067)
Class I	(12,194,148)	(25,518,452)
SIMPLE Class	(18,981)	(17,326)
Total distributions to shareholders	(50,150,846)	(100,413,154)
Capital share transactions:
Net proceeds from sales of shares	86,578,186	116,334,052
Net asset value of shares issued to shareholders in reinvestment of distributions	49,375,768	98,862,685
Cost of shares redeemed	(141,137,909)	(172,019,334)
Increase (decrease) in net assets derived from capital share transactions	(5,183,955)	43,177,403
Net increase (decrease) in net assets	175,814,008	46,275,475
Net Assets
Beginning of period	1,128,580,186	1,082,304,711
End of period	$1,304,394,194	$1,128,580,186
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay S&P 500 Index Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 48.33	$ 48.54	$ 59.77	$ 45.82	$ 49.60	$ 49.27
Net investment income (loss) (a)	0.29	0.56	0.52	0.49	0.58	0.67
Net realized and unrealized gain (loss)	9.45	3.75	(9.12)	17.71	3.44	5.52
Total from investment operations	9.74	4.31	(8.60)	18.20	4.02	6.19
Less distributions:
From net investment income	(0.58)	(0.57)	(0.53)	(0.55)	(0.91)	(0.77)
From net realized gain on investments	(1.56)	(3.95)	(2.10)	(3.70)	(6.89)	(5.09)
Total distributions	(2.14)	(4.52)	(2.63)	(4.25)	(7.80)	(5.86)
Net asset value at end of period	$ 55.93	$ 48.33	$ 48.54	$ 59.77	$ 45.82	$ 49.60
Total investment return (b)	20.64%	9.58%	(15.03)%	42.19%	9.21%	13.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%††	1.16%	0.99%	0.92%	1.32%	1.44%
Net expenses (c)	0.51%††	0.52%	0.52%	0.50%	0.54%	0.54%
Portfolio turnover rate	1%	2%	2%	5%	15%	3%
Net assets at end of period (in 000’s)	$ 996,337	$ 819,687	$ 763,996	$ 894,565	$ 602,036	$ 559,780

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 48.18	$ 48.39	$ 59.55	$ 45.68	$ 49.50	$ 49.18
Net investment income (loss) (a)	0.25	0.47	0.43	0.40	0.51	0.59
Net realized and unrealized gain (loss)	9.43	3.74	(9.10)	17.63	3.43	5.52
Total from investment operations	9.68	4.21	(8.67)	18.03	3.94	6.11
Less distributions:
From net investment income	(0.49)	(0.47)	(0.39)	(0.46)	(0.87)	(0.70)
From net realized gain on investments	(1.56)	(3.95)	(2.10)	(3.70)	(6.89)	(5.09)
Total distributions	(2.05)	(4.42)	(2.49)	(4.16)	(7.76)	(5.79)
Net asset value at end of period	$ 55.81	$ 48.18	$ 48.39	$ 59.55	$ 45.68	$ 49.50
Total investment return (b)	20.55%	9.37%	(15.18)%	41.89%	9.03%	13.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%††	0.99%	0.80%	0.75%	1.16%	1.26%
Net expenses (c)	0.70%††	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.80%††	0.84%	0.79%	0.82%	0.88%	0.89%
Portfolio turnover rate	1%	2%	2%	5%	15%	3%
Net assets at end of period (in 000's)	$ 42,414	$ 43,009	$ 45,102	$ 58,363	$ 55,546	$ 54,505

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 49.45	$ 49.58	$ 60.97	$ 46.66	$ 50.38	$ 49.97
Net investment income (loss) (a)	0.37	0.70	0.67	0.64	0.70	0.81
Net realized and unrealized gain (loss)	9.67	3.82	(9.30)	18.03	3.50	5.59
Total from investment operations	10.04	4.52	(8.63)	18.67	4.20	6.40
Less distributions:
From net investment income	(0.70)	(0.70)	(0.66)	(0.66)	(1.03)	(0.90)
From net realized gain on investments	(1.56)	(3.95)	(2.10)	(3.70)	(6.89)	(5.09)
Total distributions	(2.26)	(4.65)	(2.76)	(4.36)	(7.92)	(5.99)
Net asset value at end of period	$ 57.23	$ 49.45	$ 49.58	$ 60.97	$ 46.66	$ 50.38
Total investment return (b)	20.82%	9.84%	(14.82)%	42.56%	9.47%	14.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%††	1.41%	1.23%	1.19%	1.56%	1.74%
Net expenses (c)	0.26%††	0.27%	0.26%	0.25%	0.29%	0.29%
Portfolio turnover rate	1%	2%	2%	5%	15%	3%
Net assets at end of period (in 000’s)	$ 264,276	$ 265,489	$ 273,022	$ 483,174	$ 436,446	$ 399,842

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 48.19	$ 48.43	$ 59.73	$ 45.65	$ 48.83**
Net investment income (loss) (a)	0.22	0.40	0.29	0.21	0.02
Net realized and unrealized gain (loss)	9.44	3.75	(9.11)	17.74	(3.20)
Total from investment operations	9.66	4.15	(8.82)	17.95	(3.18)
Less distributions:
From net investment income	(0.52)	(0.44)	(0.38)	(0.17)	—
From net realized gain on investments	(1.56)	(3.95)	(2.10)	(3.70)	—
Total distributions	(2.08)	(4.39)	(2.48)	(3.87)	—
Net asset value at end of period	$ 55.77	$ 48.19	$ 48.43	$ 59.73	$ 45.65
Total investment return (b)	20.51%	9.24%	(15.39)%	41.54%	(6.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%††	0.82%	0.56%	0.39%	0.30%††
Net expenses (c)	0.75%††	0.82%(d)	0.95%	0.95%	0.95%††
Expenses (before waiver/reimbursement) (c)	0.75%††	0.82%	1.04%	1.06%	1.15%††
Portfolio turnover rate	1%	2%	2%	5%	15%
Net assets at end of period (in 000’s)	$ 1,367	$ 395	$ 185	$ 68	$ 23

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay S&P 500 Index Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent

23

Notes to Financial Statements (Unaudited) (continued)
buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter

24	MainStay S&P 500 Index Fund

assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2024, and can change at any time.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment
25

Notes to Financial Statements (Unaudited) (continued)
based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.
(J) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the

26	MainStay S&P 500 Index Fund

normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2024:
Liability Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(355,713)	$(355,713)
Total Fair Value	$(355,713)	$(355,713)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Transactions	$2,087,984	$2,087,984
Total Net Realized Gain (Loss)	$2,087,984	$2,087,984

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$(240,110)	$(240,110)
Total Net Change in Unrealized Appreciation (Depreciation)	$(240,110)	$(240,110)

Average Notional Amount	Total
Futures Contracts Long	$16,046,854
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. IndexIQ Advisors LLC (“IndexIQ” or the “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and IndexIQ, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.16% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.60% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Investor Class and SIMPLE Class shares of the Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets. These voluntary waivers or reimbursements may be discontinued at any time without notice.
27

Notes to Financial Statements (Unaudited) (continued)
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $1,022,030 and waived fees and/or reimbursed expenses in the amount of $22,054 and paid the Subadvisor fees in the amount of $499,988.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $98,730 and $3,418, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2024, of $11,066.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$314,194	$—
Investor Class	79,845	—
Class I	94,119	—
SIMPLE Class	237	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$7,275,246	2.8%
SIMPLE Class	36,846	2.7
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$263,193,669	$1,060,892,995	$(13,169,691)	$1,047,723,304

28	MainStay S&P 500 Index Fund

During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$ 13,195,334
Long-Term Capital Gains	87,217,820
Total	$100,413,154
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $11,351 and $67,593, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,223,745	$ 67,008,680
Shares issued to shareholders in reinvestment of distributions	703,053	35,412,768
Shares redeemed	(1,232,521)	(66,702,405)
Net increase (decrease) in shares outstanding before conversion	694,277	35,719,043
Shares converted into Class A (See Note 1)	172,712	9,512,607
Shares converted from Class A (See Note 1)	(14,055)	(754,697)
Net increase (decrease)	852,934	$ 44,476,953
Year ended October 31, 2023:
Shares sold	1,750,215	$ 84,806,867
Shares issued to shareholders in reinvestment of distributions	1,548,312	69,503,695
Shares redeemed	(2,189,982)	(104,877,067)
Net increase (decrease) in shares outstanding before conversion	1,108,545	49,433,495
Shares converted into Class A (See Note 1)	117,163	5,675,110
Shares converted from Class A (See Note 1)	(4,022)	(198,601)
Net increase (decrease)	1,221,686	$ 54,910,004

29

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	51,347	$ 2,777,582
Shares issued to shareholders in reinvestment of distributions	36,372	1,829,507
Shares redeemed	(47,501)	(2,560,008)
Net increase (decrease) in shares outstanding before conversion	40,218	2,047,081
Shares converted into Investor Class (See Note 1)	135	7,633
Shares converted from Investor Class (See Note 1)	(172,999)	(9,512,608)
Net increase (decrease)	(132,646)	$ (7,457,894)
Year ended October 31, 2023:
Shares sold	125,647	$ 6,021,419
Shares issued to shareholders in reinvestment of distributions	88,226	3,955,175
Shares redeemed	(135,951)	(6,582,846)
Net increase (decrease) in shares outstanding before conversion	77,922	3,393,748
Shares converted into Investor Class (See Note 1)	36	1,680
Shares converted from Investor Class (See Note 1)	(117,425)	(5,675,110)
Net increase (decrease)	(39,467)	$ (2,279,682)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	288,914	$ 15,892,303
Shares issued to shareholders in reinvestment of distributions	235,325	12,114,512
Shares redeemed	(1,288,371)	(71,854,651)
Net increase (decrease) in shares outstanding before conversion	(764,132)	(43,847,836)
Shares converted into Class I (See Note 1)	13,615	747,065
Net increase (decrease)	(750,517)	$ (43,100,771)
Year ended October 31, 2023:
Shares sold	518,286	$ 25,310,822
Shares issued to shareholders in reinvestment of distributions	553,927	25,386,489
Shares redeemed	(1,214,488)	(60,554,095)
Net increase (decrease) in shares outstanding before conversion	(142,275)	(9,856,784)
Shares converted into Class I (See Note 1)	3,900	196,921
Net increase (decrease)	(138,375)	$ (9,659,863)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	16,316	$ 899,621
Shares issued to shareholders in reinvestment of distributions	377	18,981
Shares redeemed	(377)	(20,845)
Net increase (decrease)	16,316	$ 897,757
Year ended October 31, 2023:
Shares sold	4,100	$ 194,944
Shares issued to shareholders in reinvestment of distributions	386	17,326
Shares redeemed	(113)	(5,326)
Net increase (decrease)	4,373	$ 206,944
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay S&P 500 Index Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and IndexIQ Advisors LLC (“IndexIQ”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and IndexIQ in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and IndexIQ in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or IndexIQ that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, IndexIQ personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and IndexIQ; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and IndexIQ; (iii) the costs of the services provided, and profits realized, by New York Life Investments and IndexIQ with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and IndexIQ.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and IndexIQ resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and IndexIQ
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by IndexIQ, evaluating the performance of IndexIQ, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of IndexIQ and ongoing analysis of, and interactions with, IndexIQ with respect to, among other things, the Fund’s investment performance and risks as well as IndexIQ’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that IndexIQ provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated IndexIQ’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and IndexIQ’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at IndexIQ.  The Board considered New York Life Investments’ and IndexIQ’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and IndexIQ and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered IndexIQ’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and IndexIQ regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other

32	MainStay S&P 500 Index Fund

items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of IndexIQ and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and IndexIQ
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because IndexIQ is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and IndexIQ in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and IndexIQ, and profitability of New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including IndexIQ’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and IndexIQ and acknowledged that New York Life Investments and IndexIQ must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and IndexIQ to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to IndexIQ from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to IndexIQ in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including IndexIQ, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including IndexIQ, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to IndexIQ is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and IndexIQ on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay S&P 500 Index Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
36	MainStay S&P 500 Index Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022241 MS081-24	MSSP10-06/24
(NYLIM) NL226

MainStay MacKay Short Duration High Income Fund
(formerly known as MainStay MacKay Short Duration High Yield Fund)

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3.00% Initial Sales Charge	With sales charges	12/17/2012	2.88%	4.54%	3.28%	3.67%	1.06%
		Excluding sales charges		6.07	7.78	3.92	3.99	1.06
Investor Class Shares[3]	Maximum 2.50% Initial Sales Charge	With sales charges	12/17/2012	3.38	5.00	3.19	3.58	1.11
		Excluding sales charges		6.03	7.69	3.82	3.90	1.11
Class C Shares	Maximum 1.00% CDSC	With sales charges	12/17/2012	4.54	5.79	3.05	3.11	1.86
	if Redeemed Within 18 months of Purchase	Excluding sales charges		5.54	6.79	3.05	3.11	1.86
Class I Shares	No Sales Charge		12/17/2012	6.19	8.03	4.17	4.24	0.81

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	4.97%	-1.47%	-0.16%	1.20%
ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	7.25	8.33	3.85	3.99
Morningstar High Yield Bond Category Average[4]	8.40	8.58	3.33	3.48

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Bloomberg U.S. Aggregate Bond Index, which represents a broad measure of market performance, as a replacement for the ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index. The Bloomberg U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index, which is generally representative of the market sectors or types of investments in which the Fund invests, generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.
4.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Short Duration High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Income Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,060.70	$5.23	$1,019.79	$5.12	1.02%
Investor Class Shares	$1,000.00	$1,060.30	$5.53	$1,019.49	$5.42	1.08%
Class C Shares	$1,000.00	$1,055.40	$9.35	$1,015.76	$9.17	1.83%
Class I Shares	$1,000.00	$1,061.90	$4.00	$1,020.98	$3.92	0.78%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2024 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	TransDigm, Inc., 4.625%-6.75%, due 11/15/27–3/1/29
2.	CCO Holdings LLC, 5.00%-5.50%, due 5/1/26–2/1/28
3.	Great Outdoors Group LLC, 9.18%, due 3/6/28
4.	T-Mobile USA, Inc., 2.25%-5.375%, due 2/15/26–2/1/28
5.	IHO Verwaltungs GmbH, 4.75%-6.00%, due 9/15/26–5/15/27
6.	Churchill Downs, Inc., 4.75%-5.50%, due 4/1/27–1/15/28
7.	Carnival Corp., 4.00%-7.625%, due 3/1/26–8/1/28
8.	Ford Motor Credit Co. LLC, 2.30%-7.35%, due 9/8/24–5/12/28
9.	NMG Holding Co., Inc., 7.125%, due 4/1/26
10.	Mercer International, Inc., 5.50%-12.875%, due 1/15/26–10/1/28

8	MainStay MacKay Short Duration High Income Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 93.7%
Convertible Bonds 0.8%
Energy-Alternate Sources 0.3%
NextEra Energy Partners LP (a)
(zero coupon), due 6/15/24	$ 1,700,000	$ 1,688,100
(zero coupon), due 11/15/25	1,000,000	896,750
2.50%, due 6/15/26	5,000,000	4,511,075
		7,095,925
Media 0.4%
Cable One, Inc.
(zero coupon), due 3/15/26	6,250,000	5,421,875
1.125%, due 3/15/28	4,325,000	3,207,420
		8,629,295
Oil & Gas 0.1%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (b)(c)	269,000	3,049,501
Total Convertible Bonds (Cost $16,121,829)		18,774,721
Corporate Bonds 75.8%
Advertising 0.5%
Lamar Media Corp.
3.75%, due 2/15/28	5,500,000	5,076,310
4.875%, due 1/15/29	6,500,000	6,146,465
		11,222,775
Aerospace & Defense 2.8%
AAR Escrow Issuer LLC
6.75%, due 3/15/29 (a)	1,700,000	1,709,180
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (a)	3,400,000	3,383,000
TransDigm, Inc.
4.625%, due 1/15/29	4,000,000	3,663,960
5.50%, due 11/15/27	11,000,000	10,689,961
6.375%, due 3/1/29 (a)	23,500,000	23,320,539
6.75%, due 8/15/28 (a)	20,485,000	20,572,042
		63,338,682
Airlines 0.5%
American Airlines, Inc.
5.50%, due 4/20/26 (a)	1,000,000	988,399
Delta Air Lines, Inc.
4.50%, due 10/20/25 (a)	1,000,500	986,718
7.00%, due 5/1/25 (a)	4,375,000	4,407,575
7.375%, due 1/15/26	1,500,000	1,534,211
	Principal Amount	Value

Airlines (continued)
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	$ 2,242,500	$ 2,246,287
		10,163,190
Auto Manufacturers 1.1%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	5,000,000	4,858,865
3.375%, due 11/13/25	1,000,000	960,014
3.664%, due 9/8/24	1,150,000	1,140,393
4.389%, due 1/8/26	3,000,000	2,914,943
5.125%, due 6/16/25	2,000,000	1,978,871
6.80%, due 5/12/28	2,010,000	2,051,106
6.95%, due 3/6/26	5,000,000	5,067,655
6.95%, due 6/10/26	1,500,000	1,522,790
7.35%, due 11/4/27	2,000,000	2,068,705
PM General Purchaser LLC
9.50%, due 10/1/28 (a)	1,930,000	1,955,153
		24,518,495
Auto Parts & Equipment 2.4%
Adient Global Holdings Ltd. (a)
4.875%, due 8/15/26	4,000,000	3,846,315
7.00%, due 4/15/28	650,000	656,663
IHO Verwaltungs GmbH (a)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	10,660,000	10,265,311
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	20,330,000	19,975,283
Phinia, Inc.
6.75%, due 4/15/29 (a)	4,500,000	4,516,027
Tenneco, Inc.
8.00%, due 11/17/28 (a)	6,000,000	5,606,182
ZF North America Capital, Inc.
6.875%, due 4/14/28 (a)	8,350,000	8,405,839
		53,271,620
Building Materials 0.8%
James Hardie International Finance DAC
5.00%, due 1/15/28 (a)	8,987,000	8,639,204
Summit Materials LLC (a)
5.25%, due 1/15/29	5,045,000	4,847,707
6.50%, due 3/15/27	5,705,000	5,690,238
		19,177,149
Chemicals 2.3%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	2,400,000	1,445,916

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Avient Corp.
5.75%, due 5/15/25 (a)	$ 9,500,000	$ 9,452,129
GPD Cos., Inc.
10.125%, due 4/1/26 (a)	8,900,000	8,357,383
NOVA Chemicals Corp. (a)
5.25%, due 6/1/27	6,125,000	5,761,820
8.50%, due 11/15/28	4,935,000	5,187,075
9.00%, due 2/15/30	3,435,000	3,539,417
Olympus Water US Holding Corp. (a)
7.125%, due 10/1/27	2,356,000	2,385,849
9.75%, due 11/15/28	6,800,000	7,215,607
SCIH Salt Holdings, Inc.
4.875%, due 5/1/28 (a)	2,000,000	1,859,577
SCIL IV LLC
5.375%, due 11/1/26 (a)	6,500,000	6,238,522
		51,443,295
Coal 0.3%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (a)	5,666,000	5,859,169
Commercial Services 2.6%
Alta Equipment Group, Inc.
5.625%, due 4/15/26 (a)	5,000,000	4,812,358
AMN Healthcare, Inc.
4.625%, due 10/1/27 (a)	2,500,000	2,348,330
Gartner, Inc.
4.50%, due 7/1/28 (a)	5,500,000	5,172,187
GEO Group, Inc. (The)
8.625%, due 4/15/29 (a)	1,360,000	1,376,809
Graham Holdings Co.
5.75%, due 6/1/26 (a)	12,522,000	12,359,448
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	2,000,000	1,942,506
Korn Ferry
4.625%, due 12/15/27 (a)	4,740,000	4,494,792
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (a)	2,000,000	1,861,587
Service Corp. International
7.50%, due 4/1/27	3,150,000	3,240,380
TriNet Group, Inc.
3.50%, due 3/1/29 (a)	500,000	437,787
United Rentals North America, Inc.
3.875%, due 11/15/27	875,000	816,911
4.875%, due 1/15/28	3,450,000	3,306,925
	Principal Amount	Value

Commercial Services (continued)
Williams Scotsman, Inc. (a)
4.625%, due 8/15/28	$ 8,250,000	$ 7,614,579
6.125%, due 6/15/25	8,219,000	8,188,179
		57,972,778
Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co.
5.50%, due 6/1/28 (a)	12,700,000	12,254,997
Distribution & Wholesale 0.5%
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (a)	4,765,000	4,788,244
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (a)	4,700,000	4,158,972
Ritchie Bros Holdings, Inc.
6.75%, due 3/15/28 (a)	2,500,000	2,523,632
		11,470,848
Diversified Financial Services 1.5%
AG TTMT Escrow Issuer LLC
8.625%, due 9/30/27 (a)	9,500,000	9,785,475
Cantor Fitzgerald LP
7.20%, due 12/12/28 (a)	2,000,000	2,029,520
Enact Holdings, Inc.
6.50%, due 8/15/25 (a)	12,110,000	12,099,101
Jefferies Finance LLC
5.00%, due 8/15/28 (a)	3,690,000	3,319,933
LPL Holdings, Inc.
4.625%, due 11/15/27 (a)	1,350,000	1,286,411
Radian Group, Inc.
4.875%, due 3/15/27	1,000,000	962,609
StoneX Group, Inc.
8.625%, due 6/15/25 (a)	3,500,000	3,508,078
		32,991,127
Electric 1.6%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (a)	6,000,000	5,654,098
DPL, Inc.
4.125%, due 7/1/25	3,650,000	3,545,452
NextEra Energy Operating Partners LP (a)
3.875%, due 10/15/26	3,500,000	3,274,269
4.25%, due 7/15/24	4,030,000	4,012,912
4.50%, due 9/15/27	4,200,000	3,913,415
NRG Energy, Inc.
6.625%, due 1/15/27	2,500,000	2,494,829
PG&E Corp.
5.00%, due 7/1/28	3,850,000	3,668,387

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay Short Duration High Income Fund

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
TransAlta Corp.
7.75%, due 11/15/29	$ 1,000,000	$ 1,023,492
Vistra Corp.
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26 (a)(d)(e)	4,500,000	4,546,589
Vistra Operations Co. LLC
5.625%, due 2/15/27 (a)	5,000,000	4,864,747
		36,998,190
Electrical Components & Equipment 0.8%
EnerSys
4.375%, due 12/15/27 (a)	4,385,000	4,101,020
WESCO Distribution, Inc. (a)
6.375%, due 3/15/29	4,200,000	4,172,277
7.125%, due 6/15/25	7,650,000	7,655,041
7.25%, due 6/15/28	2,125,000	2,158,615
		18,086,953
Engineering & Construction 0.1%
Weekley Homes LLC
4.875%, due 9/15/28 (a)	1,550,000	1,417,589
Entertainment 4.0%
Affinity Interactive
6.875%, due 12/15/27 (a)	1,350,000	1,208,324
Boyne USA, Inc.
4.75%, due 5/15/29 (a)	2,500,000	2,274,850
Churchill Downs, Inc. (a)
4.75%, due 1/15/28	8,995,000	8,498,599
5.50%, due 4/1/27	22,210,000	21,626,163
International Game Technology plc (a)
4.125%, due 4/15/26	9,950,000	9,581,745
6.25%, due 1/15/27	1,630,000	1,627,623
6.50%, due 2/15/25	963,000	963,071
Jacobs Entertainment, Inc. (a)
6.75%, due 2/15/29	500,000	474,304
6.75%, due 2/15/29	1,485,000	1,406,263
Light & Wonder International, Inc.
7.00%, due 5/15/28 (a)	6,500,000	6,522,568
Live Nation Entertainment, Inc. (a)
4.75%, due 10/15/27	4,150,000	3,911,262
6.50%, due 5/15/27	15,150,000	15,179,774
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (a)	1,500,000	1,482,208
	Principal Amount	Value

Entertainment (continued)
Vail Resorts, Inc.
6.25%, due 5/15/25 (a)	$ 15,582,000	$ 15,590,509
		90,347,263
Food 1.0%
B&G Foods, Inc.
5.25%, due 4/1/25	1,754,000	1,733,492
8.00%, due 9/15/28 (a)	2,325,000	2,409,288
Chobani LLC (a)
4.625%, due 11/15/28	1,500,000	1,388,338
7.625%, due 7/1/29	1,000,000	1,010,576
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (a)	2,605,000	2,550,634
Simmons Foods, Inc.
4.625%, due 3/1/29 (a)	11,825,000	10,202,689
United Natural Foods, Inc.
6.75%, due 10/15/28 (a)	5,000,000	3,837,175
		23,132,192
Food Service 0.1%
Aramark Services, Inc.
5.00%, due 2/1/28 (a)	3,500,000	3,323,192
Forest Products & Paper 1.0%
Mercer International, Inc.
5.50%, due 1/15/26	15,475,000	15,008,277
12.875%, due 10/1/28 (a)	6,725,000	7,332,026
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	1,000,000	1,018,072
		23,358,375
Hand & Machine Tools 0.4%
Regal Rexnord Corp. (a)
6.05%, due 2/15/26	2,875,000	2,875,408
6.05%, due 4/15/28	3,720,000	3,712,811
Werner FinCo. LP
11.50%, due 6/15/28 (a)	3,000,000	3,272,016
		9,860,235
Healthcare-Products 1.2%
Bausch + Lomb Corp.
8.375%, due 10/1/28 (a)	6,720,000	6,940,080
Hologic, Inc.
4.625%, due 2/1/28 (a)	5,800,000	5,516,224
Teleflex, Inc.
4.25%, due 6/1/28 (a)	4,500,000	4,158,324
4.625%, due 11/15/27	2,000,000	1,904,351
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Products (continued)
Varex Imaging Corp.
7.875%, due 10/15/27 (a)	$ 7,500,000	$ 7,644,454
		26,163,433
Healthcare-Services 2.5%
Acadia Healthcare Co., Inc.
5.50%, due 7/1/28 (a)	7,000,000	6,736,877
Catalent Pharma Solutions, Inc.
5.00%, due 7/15/27 (a)	5,216,000	5,114,986
Encompass Health Corp.
4.50%, due 2/1/28	7,000,000	6,570,586
5.75%, due 9/15/25	4,335,000	4,301,325
HCA, Inc.
5.375%, due 2/1/25	13,100,000	13,041,268
5.875%, due 2/15/26	2,000,000	2,000,931
7.58%, due 9/15/25	5,623,000	5,752,833
IQVIA, Inc.
5.00%, due 10/15/26 (a)	5,515,000	5,393,897
5.70%, due 5/15/28	3,000,000	2,999,400
ModivCare, Inc.
5.875%, due 11/15/25 (a)	4,000,000	3,901,226
		55,813,329
Holding Companies-Diversified 0.5%
Benteler International AG
10.50%, due 5/15/28 (a)	11,500,000	12,242,790
Home Builders 1.2%
Adams Homes, Inc.
7.50%, due 2/15/25 (a)	2,234,000	2,230,161
Century Communities, Inc.
6.75%, due 6/1/27	5,000,000	5,009,795
Installed Building Products, Inc.
5.75%, due 2/1/28 (a)	6,000,000	5,821,606
Meritage Homes Corp.
5.125%, due 6/6/27	1,500,000	1,459,769
6.00%, due 6/1/25	624,000	623,426
Shea Homes LP
4.75%, due 2/15/28	2,310,000	2,168,816
STL Holding Co. LLC
8.75%, due 2/15/29 (a)	4,085,000	4,197,594
Winnebago Industries, Inc.
6.25%, due 7/15/28 (a)	6,865,000	6,718,939
		28,230,106
	Principal Amount	Value

Household Products & Wares 0.3%
Central Garden & Pet Co.
5.125%, due 2/1/28	$ 6,500,000	$ 6,223,451
Housewares 0.1%
Newell Brands, Inc.
4.875%, due 6/1/25	1,750,000	1,721,840
Scotts Miracle-Gro Co. (The)
5.25%, due 12/15/26	1,650,000	1,606,302
		3,328,142
Insurance 0.6%
MGIC Investment Corp.
5.25%, due 8/15/28	2,516,000	2,415,045
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	11,245,000	11,328,293
		13,743,338
Internet 1.3%
Cars.com, Inc.
6.375%, due 11/1/28 (a)	6,500,000	6,212,574
Gen Digital, Inc. (a)
5.00%, due 4/15/25	7,175,000	7,088,067
6.75%, due 9/30/27	2,500,000	2,509,304
Go Daddy Operating Co. LLC
5.25%, due 12/1/27 (a)	6,150,000	5,937,542
Match Group Holdings II LLC
5.00%, due 12/15/27 (a)	1,500,000	1,420,259
Netflix, Inc.
5.875%, due 2/15/25	665,000	667,325
Uber Technologies, Inc. (a)
6.25%, due 1/15/28	1,800,000	1,798,979
7.50%, due 9/15/27	4,500,000	4,581,554
		30,215,604
Investment Companies 0.6%
Icahn Enterprises LP
4.75%, due 9/15/24	12,500,000	12,426,124
Iron & Steel 1.8%
Allegheny Ludlum LLC
6.95%, due 12/15/25	2,430,000	2,462,523
Big River Steel LLC
6.625%, due 1/31/29 (a)	16,450,000	16,388,799
Mineral Resources Ltd. (a)
8.00%, due 11/1/27	3,010,000	3,044,253
8.125%, due 5/1/27	11,400,000	11,506,999
9.25%, due 10/1/28	6,990,000	7,327,869
		40,730,443

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Short Duration High Income Fund

	Principal Amount	Value
Corporate Bonds (continued)
Leisure Time 2.3%
Acushnet Co.
7.375%, due 10/15/28 (a)	$ 1,500,000	$ 1,539,900
Carnival Corp. (a)
4.00%, due 8/1/28	6,000,000	5,485,833
5.75%, due 3/1/27	10,560,000	10,306,152
7.625%, due 3/1/26	9,660,000	9,719,918
Carnival Holdings Bermuda Ltd.
10.375%, due 5/1/28 (a)	15,785,000	17,115,155
Royal Caribbean Cruises Ltd.
9.25%, due 1/15/29 (a)	6,525,000	6,968,426
		51,135,384
Lodging 1.9%
Boyd Gaming Corp.
4.75%, due 12/1/27	18,270,000	17,308,859
Genting New York LLC
3.30%, due 2/15/26 (a)	1,000,000	956,195
Hilton Domestic Operating Co., Inc. (a)
5.375%, due 5/1/25	5,590,000	5,543,758
5.75%, due 5/1/28	2,000,000	1,976,924
5.875%, due 4/1/29	9,000,000	8,880,799
Hilton Worldwide Finance LLC
4.875%, due 4/1/27	3,035,000	2,951,495
Marriott International, Inc.
Series EE
5.75%, due 5/1/25	932,000	932,265
Station Casinos LLC
4.50%, due 2/15/28 (a)	5,000,000	4,637,597
		43,187,892
Machinery—Construction & Mining 0.5%
Terex Corp.
5.00%, due 5/15/29 (a)	1,500,000	1,403,322
Vertiv Group Corp.
4.125%, due 11/15/28 (a)	11,000,000	10,187,186
		11,590,508
Machinery-Diversified 0.7%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (f)(g)(h)	3,425,000	—
Maxim Crane Works Holdings Capital LLC
11.50%, due 9/1/28 (a)	2,000,000	2,118,192
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (a)	15,413,000	14,743,588
		16,861,780
	Principal Amount	Value

Media 3.9%
Block Communications, Inc.
4.875%, due 3/1/28 (a)	$ 1,500,000	$ 1,296,956
CCO Holdings LLC (a)
5.00%, due 2/1/28	19,795,000	18,026,909
5.125%, due 5/1/27	1,500,000	1,405,759
5.50%, due 5/1/26	13,485,000	13,211,701
CSC Holdings LLC (a)
6.50%, due 2/1/29	2,500,000	1,864,549
11.25%, due 5/15/28	4,020,000	3,555,826
11.75%, due 1/31/29	3,095,000	2,749,675
Directv Financing LLC
5.875%, due 8/15/27 (a)	19,000,000	17,709,460
LCPR Senior Secured Financing DAC
6.75%, due 10/15/27 (a)	16,500,000	15,292,618
Scripps Escrow II, Inc.
3.875%, due 1/15/29 (a)	3,300,000	2,437,697
Sirius XM Radio, Inc. (a)
4.00%, due 7/15/28	2,000,000	1,782,842
5.00%, due 8/1/27	1,500,000	1,416,585
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (b)(f)(h)	3,000,000	2,787,900
Videotron Ltd.
5.125%, due 4/15/27 (a)	3,500,000	3,381,755
Virgin Media Secured Finance plc
5.50%, due 5/15/29 (a)	1,000,000	908,940
Virgin Media Vendor Financing Notes IV DAC
5.00%, due 7/15/28 (a)	1,800,000	1,602,399
		89,431,571
Metal Fabricate & Hardware 0.1%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (a)	2,500,000	2,420,856
Mining 1.4%
Alcoa Nederland Holding BV (a)
5.50%, due 12/15/27	2,000,000	1,965,507
6.125%, due 5/15/28	3,950,000	3,922,468
Century Aluminum Co.
7.50%, due 4/1/28 (a)	8,615,000	8,540,205
Compass Minerals International, Inc.
6.75%, due 12/1/27 (a)	2,000,000	1,875,597
First Quantum Minerals Ltd. (a)
6.875%, due 10/15/27	4,500,000	4,328,462
9.375%, due 3/1/29	5,500,000	5,682,463
IAMGOLD Corp.
5.75%, due 10/15/28 (a)	5,816,000	5,376,611
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Mining (continued)
Novelis Corp.
3.25%, due 11/15/26 (a)	$ 1,000,000	$ 934,963
		32,626,276
Miscellaneous—Manufacturing 2.4%
Amsted Industries, Inc.
5.625%, due 7/1/27 (a)	10,145,000	9,862,774
Calderys Financing LLC
11.25%, due 6/1/28 (a)	2,985,000	3,169,407
EnPro, Inc.
5.75%, due 10/15/26	9,334,000	9,206,521
Gates Global LLC
6.25%, due 1/15/26 (a)	11,010,000	11,012,358
Hillenbrand, Inc.
5.00%, due 9/15/26 (i)	6,080,000	5,938,032
5.75%, due 6/15/25	3,515,000	3,495,731
6.25%, due 2/15/29	2,885,000	2,862,378
LSB Industries, Inc.
6.25%, due 10/15/28 (a)	4,500,000	4,265,834
Trinity Industries, Inc.
7.75%, due 7/15/28 (a)	3,500,000	3,577,063
		53,390,098
Oil & Gas 6.5%
Ascent Resources Utica Holdings LLC (a)
7.00%, due 11/1/26	3,900,000	3,894,175
9.00%, due 11/1/27	1,556,000	1,942,229
California Resources Corp.
7.125%, due 2/1/26 (a)	4,520,000	4,545,018
Chevron USA, Inc.
3.90%, due 11/15/24	4,550,000	4,513,256
Chord Energy Corp.
6.375%, due 6/1/26 (a)	3,280,000	3,278,669
Civitas Resources, Inc.
5.00%, due 10/15/26 (a)	1,900,000	1,837,801
Comstock Resources, Inc. (a)
6.75%, due 3/1/29	2,000,000	1,904,223
6.75%, due 3/1/29	3,500,000	3,293,174
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (a)	8,800,000	8,908,161
Gulfport Energy Corp.
8.00%, due 5/17/26	94,221	95,435
8.00%, due 5/17/26 (a)	4,510,560	4,568,670
Hess Corp.
3.50%, due 7/15/24	910,000	905,276
	Principal Amount	Value

Oil & Gas (continued)
HF Sinclair Corp.
6.375%, due 4/15/27 (a)	$ 3,538,000	$ 3,538,406
Matador Resources Co.
5.875%, due 9/15/26	13,500,000	13,480,572
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (a)	5,711,000	5,694,981
Murphy Oil Corp.
5.875%, due 12/1/27	3,500,000	3,464,512
Occidental Petroleum Corp.
5.50%, due 12/1/25	2,000,000	1,989,820
5.55%, due 3/15/26	1,000,000	995,198
5.875%, due 9/1/25	3,160,000	3,160,087
Parkland Corp.
5.875%, due 7/15/27 (a)	13,940,000	13,591,196
PDC Energy, Inc.
5.75%, due 5/15/26	2,775,000	2,773,415
Permian Resources Operating LLC (a)
5.375%, due 1/15/26	6,100,000	6,027,893
7.75%, due 2/15/26	3,000,000	3,026,787
Range Resources Corp.
4.875%, due 5/15/25	3,900,000	3,866,949
SM Energy Co.
6.75%, due 9/15/26	6,670,000	6,668,223
Southwestern Energy Co.
5.70%, due 1/23/25 (i)	2,199,000	2,189,008
Sunoco LP
6.00%, due 4/15/27	1,500,000	1,481,860
Talos Production, Inc.
9.00%, due 2/1/29 (a)	9,750,000	10,286,835
Transocean Aquila Ltd.
8.00%, due 9/30/28 (a)	6,100,000	6,204,279
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (a)	8,602,875	8,574,516
Transocean Titan Financing Ltd.
8.375%, due 2/1/28 (a)	7,445,000	7,642,687
Viper Energy, Inc.
5.375%, due 11/1/27 (a)	2,750,000	2,682,993
		147,026,304
Oil & Gas Services 0.8%
Bristow Group, Inc.
6.875%, due 3/1/28 (a)	10,500,000	10,183,399
Nine Energy Service, Inc.
13.00%, due 2/1/28	4,500,000	3,566,784
Oceaneering International, Inc.
6.00%, due 2/1/28	3,000,000	2,950,726

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Short Duration High Income Fund

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services (continued)
Weatherford International Ltd.
6.50%, due 9/15/28 (a)	$ 877,000	$ 905,663
		17,606,572
Packaging & Containers 0.3%
Cascades USA, Inc.
5.125%, due 1/15/26 (a)	4,831,000	4,678,013
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	1,000,000	999,174
Sealed Air Corp.
6.125%, due 2/1/28 (a)	935,000	923,608
		6,600,795
Pharmaceuticals 1.6%
1375209 BC Ltd.
9.00%, due 1/30/28 (a)	3,400,000	3,337,852
Bausch Health Cos., Inc.
11.00%, due 9/30/28 (a)	7,500,000	5,853,675
Endo DAC Escrow Claim Shares
(zero coupon), due 10/15/24 (f)(g)	13,150,000	—
Jazz Securities DAC
4.375%, due 1/15/29 (a)	600,000	545,897
Organon & Co.
4.125%, due 4/30/28 (a)	15,250,000	13,889,041
Par Pharmaceutical, Inc. Escrow Claim Shares
(zero coupon), due 4/1/27 (f)(g)	1,990,000	—
Prestige Brands, Inc.
5.125%, due 1/15/28 (a)	13,500,000	12,960,790
		36,587,255
Pipelines 5.9%
Antero Midstream Partners LP (a)
5.75%, due 3/1/27	9,670,000	9,494,081
5.75%, due 1/15/28	1,000,000	978,708
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	3,700,000	3,635,418
EQM Midstream Partners LP
4.125%, due 12/1/26	1,000,000	956,791
6.00%, due 7/1/25 (a)	2,195,000	2,191,334
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (a)	8,110,000	8,498,201
Genesis Energy LP
6.25%, due 5/15/26	7,000,000	6,940,354
8.00%, due 1/15/27	10,000,000	10,112,843
8.25%, due 1/15/29	1,950,000	1,977,501
	Principal Amount	Value

Pipelines (continued)
Harvest Midstream I LP
7.50%, due 9/1/28 (a)	$ 1,750,000	$ 1,754,795
Hess Midstream Operations LP
5.625%, due 2/15/26 (a)	8,434,000	8,339,244
ITT Holdings LLC
6.50%, due 8/1/29 (a)	1,000,000	903,218
New Fortress Energy, Inc. (a)
6.50%, due 9/30/26	4,750,000	4,542,254
6.75%, due 9/15/25	649,000	641,026
8.75%, due 3/15/29	2,000,000	1,950,499
NuStar Logistics LP
5.75%, due 10/1/25	1,500,000	1,491,537
6.00%, due 6/1/26	2,200,000	2,183,067
Plains All American Pipeline LP
Series B
9.679% (3 Month SOFR + 4.372%), due 5/30/24 (d)(e)	18,663,000	18,452,058
Rockies Express Pipeline LLC
3.60%, due 5/15/25 (a)	3,805,000	3,686,936
Summit Midstream Holdings LLC
9.50%, due 10/15/26 (a)(i)	5,165,000	5,273,346
Tallgrass Energy Partners LP (a)
5.50%, due 1/15/28	4,000,000	3,797,686
6.00%, due 3/1/27	6,000,000	5,844,425
7.375%, due 2/15/29	8,230,000	8,239,028
TransMontaigne Partners LP
6.125%, due 2/15/26	4,600,000	4,381,500
Venture Global LNG, Inc. (a)
8.125%, due 6/1/28	9,580,000	9,795,243
9.50%, due 2/1/29	3,000,000	3,224,586
Western Midstream Operating LP
4.65%, due 7/1/26	4,315,000	4,214,751
		133,500,430
Real Estate Investment Trusts 2.7%
GLP Capital LP
5.25%, due 6/1/25	2,500,000	2,476,796
5.375%, due 4/15/26	700,000	691,066
Iron Mountain, Inc.
4.875%, due 9/15/27 (a)	5,000,000	4,771,622
MPT Operating Partnership LP
5.00%, due 10/15/27	11,000,000	8,997,560
5.25%, due 8/1/26	9,155,000	8,338,572
RHP Hotel Properties LP
4.50%, due 2/15/29 (a)	1,500,000	1,379,739
4.75%, due 10/15/27	16,300,000	15,490,489
7.25%, due 7/15/28 (a)	2,220,000	2,254,417
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
SBA Communications Corp.
3.875%, due 2/15/27	$ 2,000,000	$ 1,879,594
VICI Properties LP (a)
3.50%, due 2/15/25	9,615,000	9,422,770
4.625%, due 6/15/25	2,985,000	2,936,807
Vornado Realty LP
3.50%, due 1/15/25	2,500,000	2,447,878
		61,087,310
Retail 3.9%
1011778 B.C. Unlimited Liability Co.
3.875%, due 1/15/28 (a)	12,300,000	11,346,913
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	13,905,000	13,043,779
CEC Entertainment LLC
6.75%, due 5/1/26 (a)	3,830,000	3,775,876
Dave & Buster's, Inc.
7.625%, due 11/1/25 (a)	2,160,000	2,173,995
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (a)	2,000,000	1,818,892
Ken Garff Automotive LLC
4.875%, due 9/15/28 (a)	7,500,000	6,928,914
KFC Holding Co.
4.75%, due 6/1/27 (a)	9,157,000	8,838,008
Murphy Oil USA, Inc.
5.625%, due 5/1/27	5,670,000	5,594,485
NMG Holding Co., Inc.
7.125%, due 4/1/26 (a)	22,478,000	22,373,737
Patrick Industries, Inc.
7.50%, due 10/15/27 (a)	3,547,000	3,589,053
PetSmart, Inc. (a)
4.75%, due 2/15/28	6,445,000	5,947,759
7.75%, due 2/15/29	2,500,000	2,376,210
		87,807,621
Software 2.9%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (a)	3,500,000	3,482,441
Camelot Finance SA
4.50%, due 11/1/26 (a)	17,420,000	16,590,122
Central Parent LLC
8.00%, due 6/15/29 (a)	3,500,000	3,600,821
Clarivate Science Holdings Corp.
3.875%, due 7/1/28 (a)	4,000,000	3,642,418
Open Text Corp. (a)
3.875%, due 2/15/28	5,725,000	5,225,811
6.90%, due 12/1/27	2,850,000	2,910,067
	Principal Amount	Value

Software (continued)
PTC, Inc. (a)
3.625%, due 2/15/25	$ 10,320,000	$ 10,107,735
4.00%, due 2/15/28	4,600,000	4,261,523
SS&C Technologies, Inc.
5.50%, due 9/30/27 (a)	11,500,000	11,178,208
Veritas US, Inc.
7.50%, due 9/1/25 (a)	6,000,000	5,458,611
		66,457,757
Telecommunications 2.2%
Connect Finco SARL
6.75%, due 10/1/26 (a)	7,170,000	6,944,057
Frontier Communications Holdings LLC (a)
5.00%, due 5/1/28	4,250,000	3,909,950
5.875%, due 10/15/27	6,750,000	6,474,320
Sprint LLC
7.625%, due 2/15/25	1,400,000	1,410,422
T-Mobile USA, Inc.
2.25%, due 2/15/26	24,000,000	22,626,866
4.75%, due 2/1/28	7,555,000	7,354,130
5.375%, due 4/15/27	570,000	571,123
Viasat, Inc.
5.625%, due 9/15/25 (a)	1,525,000	1,465,153
		50,756,021
Toys, Games & Hobbies 0.4%
Mattel, Inc. (a)
3.375%, due 4/1/26	5,469,000	5,207,399
5.875%, due 12/15/27	4,265,000	4,241,183
		9,448,582
Transportation 0.5%
RXO, Inc.
7.50%, due 11/15/27 (a)	1,500,000	1,519,635
Watco Cos. LLC
6.50%, due 6/15/27 (a)	11,055,000	10,898,992
		12,418,627
Total Corporate Bonds (Cost $1,726,575,633)		1,719,266,513
Loan Assignments 17.1%
Aerospace & Defense 0.9%
Chromalloy Corp.
Term Loan
9.058% (3 Month SOFR + 3.75%), due 3/27/31 (d)	13,300,000	13,360,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Short Duration High Income Fund

	Principal Amount	Value
Loan Assignments (continued)
Aerospace & Defense (continued)
SkyMiles IP Ltd.
Initial Term Loan
9.075% (3 Month SOFR + 3.75%), due 10/20/27 (d)	$ 1,931,739	$ 1,990,094
TransDigm, Inc.
Tranche Term Loan J
8.559% (3 Month SOFR + 3.25%), due 2/28/31 (d)	4,488,750	4,513,137
		19,864,185
Automobile 0.3%
Dealer Tire Financial LLC
Term Loan B3
9.066% (1 Month SOFR + 3.75%), due 12/14/27 (d)	3,456,337	3,473,619
Tenneco, Inc.
First Lien Term Loan B 10.169% - 10.402%
(3 Month SOFR + 5.00%), due 11/17/28 (d)	3,850,000	3,764,819
		7,238,438
Banking 0.3%
Jane Street Group LLC
2024 Repricing Term Loan
7.93% (1 Month SOFR + 2.50%), due 1/26/28 (d)	6,526,461	6,527,818
Beverage, Food & Tobacco 0.4%
B&G Foods, Inc.
Tranche Term Loan B4
7.818% (1 Month SOFR + 2.50%), due 10/10/26 (d)	2,495,163	2,490,909
United Natural Foods, Inc.
Initial Term Loan
8.68% (1 Month SOFR + 3.25%), due 10/22/25 (d)	3,530,054	3,490,341
Term Loan
10.079%, due 4/25/31	4,000,000	3,950,000
		9,931,250
Buildings & Real Estate 0.2%
GEO Group, Inc. (The)
Term Loan
10.569% (1 Month SOFR + 5.25%), due 4/4/29 (d)	4,400,000	4,451,335
	Principal Amount	Value

Capital Equipment 0.3%
DexKo Global, Inc.
First Lien 2023 Incremental Term Loan
9.559% (3 Month SOFR + 4.25%), due 10/4/28 (d)	$ 2,493,750	$ 2,488,294
TK Elevator Midco GmbH
USD Facility Term Loan B2
8.791% (6 Month SOFR + 3.50%), due 4/30/30 (d)	4,987,500	5,002,876
		7,491,170
Cargo Transport 0.4%
Genesse & Wyoming, Inc.
Initial Term Loan
7.301% (3 Month SOFR + 2.00%), due 4/10/31 (d)	3,000,000	2,999,064
GN Loanco LLC
Term Loan B
9.816% (1 Month SOFR + 4.50%), due 12/19/30 (d)	5,201,778	5,083,115
		8,082,179
Chemicals, Plastics & Rubber 1.4%
Innophos Holdings, Inc.
Initial Term Loan
8.93% (1 Month SOFR + 3.50%), due 2/5/27 (d)	8,081,674	8,069,051
Jazz Pharmaceuticals plc
Additional Dollar Tranche Term Loan B1
8.43% (1 Month SOFR + 3.00%), due 5/5/28 (d)	16,332,200	16,422,942
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
9.442% (1 Month SOFR + 4.00%), due 3/16/27 (d)	7,409,411	7,414,701
		31,906,694
Electronics 1.0%
Camelot U.S. Acquisition LLC
Amendment No. 6 Refinancing Term Loan
8.066% (1 Month SOFR + 2.75%), due 1/31/31 (d)	11,223,659	11,234,882
Proofpoint, Inc.
First Lien Initial Term Loan
8.68% (1 Month SOFR + 3.25%), due 8/31/28 (d)	2,244,260	2,251,554
Vertiv Group Corp.
Term Loan B1
7.943% (1 Month SOFR + 2.50%), due 3/2/27 (d)	2,487,500	2,494,652
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
VS Buyer LLC
2024 Refinancing Initial Term Loan
8.569% (1 Month SOFR + 3.25%), due 4/12/31 (d)	$ 2,000,000	$ 2,005,000
WEX, Inc.
Term Loan B1
7.316% (1 Month SOFR + 2.00%), due 3/31/28 (d)	4,932,303	4,940,782
		22,926,870
Energy (Electricity) 0.6%
Talen Energy Supply LLC (d)
Initial Term Loan B
9.826% (3 Month SOFR + 4.50%), due 5/17/30	7,774,521	7,784,239
Initial Term Loan C
9.826% (3 Month SOFR + 4.50%), due 5/17/30	4,820,856	4,826,882
		12,611,121
Entertainment 0.2%
ECL Entertainment LLC
Term Loan B
10.066% (1 Month SOFR + 4.75%), due 9/3/30 (d)	2,487,500	2,491,386
NAI Entertainment Holdings LLC
Tranche Term Loan B
10.945% (1 Month SOFR + 3.00%), due 5/8/25 (d)	2,486,624	2,472,326
		4,963,712
Finance 1.1%
Aretec Group, Inc.
Term Loan B1
9.916% (1 Month SOFR + 4.50%), due 8/9/30 (d)	1,989,975	1,998,930
First Eagle Holdings, Inc.
2020 Refinancing Term Loan
7.802% (3 Month SOFR + 2.50%), due 2/1/27 (d)	1,189,639	1,187,302
Mativ Holdings, Inc.
Term Loan B
9.18% (1 Month SOFR + 3.75%), due 4/20/28 (d)	1,448,926	1,445,303
Mileage Plus Holdings LLC
Initial Term Loan
10.733% (3 Month SOFR + 5.25%), due 6/21/27 (d)	1,625,000	1,666,077
	Principal Amount	Value

Finance (continued)
Osaic Holdings, Inc.
Term Loan
9.323% (1 Month LIBOR + 4.00%), due 8/17/28	2,050,000	$ 2,058,786
Term Loan B2
9.816% (1 Month SOFR + 4.50%), due 8/17/28 (d)	$ 2,394,000	2,404,972
RealTruck Group, Inc. (d)
Initial Term Loan
8.93% (1 Month SOFR + 3.50%), due 1/31/28	8,679,510	8,598,912
Second Amendment Incremental Term Loan
10.43% (1 Month SOFR + 5.00%), due 1/31/28	5,000,000	4,966,665
		24,326,947
Healthcare & Pharmaceuticals 0.3%
Bausch & Lomb Corp.
First Incremental Term Loan
9.316% (1 Month SOFR + 4.00%), due 9/29/28 (d)	2,686,500	2,691,537
Owens & Minor, Inc.
Term Loan B1
9.166% (1 Month SOFR + 3.75%), due 3/29/29 (d)	3,178,917	3,195,803
		5,887,340
Healthcare, Education & Childcare 1.6%
Endo Luxembourg Finance Co. SARL
Term Loan B
9.826%, due 4/9/31	13,650,000	13,603,071
LifePoint Health, Inc.
First Lien 2024 Refinancing Term Loan
10.056% (3 Month SOFR + 4.75%), due 11/16/28 (d)	15,960,000	16,013,195
Organon & Co.
Dollar Term Loan
8.433% (1 Month SOFR + 3.00%), due 6/2/28 (d)	7,627,500	7,656,103
		37,272,369
High Tech Industries 0.5%
Central Parent LLC
First Lien 2023 Refinancing Term Loan
9.309% (3 Month SOFR + 4.00%), due 7/6/29 (d)	1,989,975	1,996,864

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Short Duration High Income Fund

	Principal Amount	Value
Loan Assignments (continued)
High Tech Industries (continued)
Open Text Corp.
2023 Replacement Term Loan
8.166% (1 Month SOFR + 2.75%), due 1/31/30 (d)	$ 9,315,315	$ 9,340,056
		11,336,920
Hotel, Gaming & Leisure 0.1%
Motion Acquisition Ltd.
USD Facility Term Loan B
9.071% (3 Month SOFR + 3.50%), due 11/12/29 (d)	2,900,000	2,894,925
Hotels, Motels, Inns & Gaming 0.5%
Caesars Entertainment, Inc.
Incremental Term Loan B1
8.066% (1 Month SOFR + 2.75%), due 2/6/31 (d)	6,200,000	6,201,289
Four Seasons Holdings, Inc.
First Lien 2024 Repricing Term Loan
7.316% (1 Month SOFR + 2.00%), due 11/30/29 (d)	5,262,213	5,259,582
		11,460,871
Insurance 0.2%
USI, Inc.
2023 Term Loan B
8.302% (3 Month SOFR + 3.00%), due 11/22/29 (d)	4,617,706	4,626,364
Leisure, Amusement, Motion Pictures & Entertainment 0.2%
Carnival Corp.
2024 Repricing Advance Term Loan
8.067% (1 Month LIBOR + 2.75%), due 8/8/27	4,405,123	4,427,148
NASCAR Holdings LLC
Initial Term Loan
7.93% (1 Month SOFR + 2.50%), due 10/19/26 (d)	$ 898,957	903,452
		5,330,600
Manufacturing 0.7%
Adient U.S. LLC
Term Loan B2
8.066% (1 Month SOFR + 2.75%), due 1/31/31 (d)	6,032,500	6,052,293
	Principal Amount	Value

Manufacturing (continued)
Chart Industries, Inc.
Amendment No. 5 Term Loan
8.673% (1 Month SOFR + 3.25%), due 3/15/30 (d)	$ 5,467,197	$ 5,480,865
Summit Materials LLC
Term Loan B2
7.799% (3 Month SOFR + 2.50%), due 1/12/29 (d)	4,250,000	4,276,562
		15,809,720
Media 1.3%
Block Communications, Inc.
Term Loan
7.814% (3 Month SOFR + 2.25%), due 2/25/27 (d)	11,280,000	10,904,004
DIRECTV Financing LLC
2024 Refinancing Term Loan B
10.68% (1 Month SOFR + 5.25%), due 8/2/29 (d)	12,643,769	12,643,769
Lamar Media Corp.
Term Loan B
6.916% (1 Month SOFR + 1.50%), due 2/5/27 (d)	5,000,000	4,985,715
		28,533,488
Mining, Steel, Iron & Non-Precious Metals 0.3%
American Rock Salt Co. LLC
First Lien Initial Term Loan
9.43% (1 Month SOFR + 4.00%), due 6/9/28 (d)	4,297,903	3,807,224
Gates Global LLC
Initial Dollar Term Loan B3
7.916% (1 Month SOFR + 2.50%), due 3/31/27 (d)	2,732,518	2,738,443
		6,545,667
Oil & Gas 1.1%
GIP III Stetson I LP
2023 Initial Term Loan
9.666% (1 Month SOFR + 4.25%), due 10/31/28 (d)	4,193,059	4,203,542
GIP Pilot Acquisition Partners LP
Initial Term Loan
8.308% (3 Month SOFR + 3.00%), due 10/4/30 (d)	5,137,125	5,154,786
New Fortress Energy, Inc.
Initial Term Loan
10.33% (3 Month SOFR + 5.00%), due 10/30/28 (d)	4,688,250	4,706,670
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
NGL Energy Operating LLC
Initial Term Loan
9.816% (1 Month SOFR + 4.50%), due 2/3/31 (d)	$ 2,850,000	$ 2,859,975
PetroQuest Energy LLC (b)(f)
Term Loan
15.00% (15.00% PIK), due 11/8/25 (c)	4,497,757	2,158,923
2020 Term Loan
15.00% (15.00% PIK) (3 Month LIBOR + 6.50%), due 9/19/26 (c)(d)	292,416	292,416
Term Loan
15.00% (3 Month LIBOR + 6.50%), due 1/1/28 (d)	381,165	381,165
Prairie Acquiror LP
Initial Term Loan B2
10.066% (1 Month SOFR + 4.75%), due 8/1/29 (d)	3,000,000	3,001,875
TransMontaigne Operating Co. LP
Tranche Term Loan B
8.93% (1 Month SOFR + 3.50%), due 11/17/28 (d)	2,932,500	2,933,723
		25,693,075
Personal, Food & Miscellaneous Services 0.4%
1011778 B.C. Unlimited Liability Co.
Term Loan B5
7.566% (1 Month SOFR + 2.25%), due 9/20/30 (d)	3,491,250	3,491,250
KFC Holding Co.
2021 Term Loan B
7.183% (1 Month SOFR + 1.75%), due 3/15/28 (d)	2,559,045	2,555,447
WW International, Inc.
Initial Term Loan
8.93% (1 Month SOFR + 3.50%), due 4/13/28 (d)	5,043,625	2,272,784
		8,319,481
Retail 1.4%
Great Outdoors Group LLC
Term Loan B2
9.18% (1 Month SOFR + 3.75%), due 3/6/28 (d)	31,935,840	31,903,904
	Principal Amount	Value

Services: Business 0.4%
Brown Group Holdings LLC
Facility Incremental Term Loan B2 8.316% - 8.343%
(1 Month SOFR + 3.00%, 3 Month SOFR + 3.00%), due 7/2/29 (d)	$ 2,000,000	$ 2,001,250
Dun & Bradstreet Corp.
2024 Incremental Term Loan B2
8.068% (1 Month SOFR + 2.75%), due 1/18/29 (d)	2,785,237	2,790,025
GIP II Blue Holding LP
Initial Term Loan
9.066% (1 Month SOFR + 3.75%), due 9/29/28 (d)	5,489,960	5,516,427
		10,307,702
Software 0.5%
Cloud Software Group, Inc.
First Lien Dollar Term Loan B
9.909% (3 Month SOFR + 4.50%), due 3/30/29 (d)	7,863,597	7,856,221
UKG, Inc.
First Lien 2024 Refinancing Term Loan
8.814% (3 Month SOFR + 3.50%), due 2/10/31 (d)	2,500,000	2,510,698
		10,366,919
Telecommunications 0.2%
Connect Finco Sarl
Amendment No. 4 Term Loan
9.816% (1 Month SOFR + 4.50%), due 9/27/29 (d)	2,523,518	2,449,915
CSC Holdings LLC
2022 Refinancing Term Loan
9.821% (1 Month SOFR + 4.50%), due 1/18/28 (d)	2,000,000	1,927,084
		4,376,999
Utilities 0.3%
Constellation Renewables LLC
Term Loan
8.105% (3 Month SOFR + 2.50%), due 12/15/27 (d)	2,609,840	2,607,392

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Short Duration High Income Fund

	Principal Amount	Value
Loan Assignments (continued)
Utilities (continued)
PG&E Corp.
Term Loan
7.816% (1 Month SOFR + 2.50%), due 6/23/27 (d)	$ 3,250,000	$ 3,253,048
		5,860,440
Total Loan Assignments (Cost $386,882,650)		386,848,503
Total Long-Term Bonds (Cost $2,129,580,112)		2,124,889,737

	Shares

Common Stocks 0.7%
Capital Markets 0.1%
Ares Capital Corp.	73,313	1,510,981
Electrical Equipment 0.0% ‡
Energy Technologies, Inc. (b)(f)(j)	2,021	656,825
Energy Equipment & Services 0.0% ‡
Nine Energy Service, Inc. (j)	18,072	39,036
Independent Power and Renewable Electricity Producers 0.0% ‡
GenOn Energy, Inc. (h)	20,915	449,672
Oil, Gas & Consumable Fuels 0.3%
Gulfport Energy Corp. (j)	37,023	5,875,920
PetroQuest Energy, Inc. (b)(f)(j)	11,867	—
Talos Energy, Inc. (j)	71,517	942,594
		6,818,514
Pharmaceuticals 0.2%
Endo Finance Holdings, Inc. (j)	2,078	58,575
Endo, Inc. (j)	182,691	5,149,694
		5,208,269
Wireless Telecommunication Services 0.1%
Vodafone Group plc, Sponsored ADR	94,870	797,857
Total Common Stocks (Cost $14,615,727)		15,481,154
	Shares	Value
Preferred Stock 0.2%
Electrical Equipment 0.2%
Energy Technologies Ltd. (b)(f)(j)	4,501	$ 4,050,900
Total Preferred Stock (Cost $4,295,472)		4,050,900
Total Investments (Cost $2,148,491,311)	94.6%	2,144,421,791
Other Assets, Less Liabilities	5.4	122,949,578
Net Assets	100.0%	$ 2,267,371,369

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Illiquid security—As of April 30, 2024, the total market value deemed illiquid under procedures approved by the Board of Trustees was $13,377,630, which represented 0.6% of the Fund’s net assets.
(c)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2024.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Issue in non-accrual status.
(h)	Restricted security. (See Note 5)
(i)	Step coupon—Rate shown was the rate in effect as of April 30, 2024.
(j)	Non-income producing security.
Abbreviation(s):
ADR—American Depositary Receipt
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 18,774,721	$ —	$ 18,774,721
Corporate Bonds	—	1,716,478,613	2,787,900	1,719,266,513
Loan Assignments	—	384,015,999	2,832,504	386,848,503
Total Long-Term Bonds	—	2,119,269,333	5,620,404	2,124,889,737
Common Stocks	14,374,657	449,672	656,825	15,481,154
Preferred Stock	—	—	4,050,900	4,050,900
Total Investments in Securities	$ 14,374,657	$ 2,119,719,005	$ 10,328,129	$ 2,144,421,791

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Short Duration High Income Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (identified cost $2,148,491,311)	$2,144,421,791
Cash	138,118,047
Due from custodian	708,858
Receivables:
Interest	29,143,095
Fund shares sold	15,594,670
Other assets	637,365
Total assets	2,328,623,826
Liabilities
Payables:
Investment securities purchased	51,539,290
Fund shares redeemed	6,583,117
Manager (See Note 3)	1,163,395
Transfer agent (See Note 3)	443,927
NYLIFE Distributors (See Note 3)	111,766
Professional fees	49,502
Custodian	21,714
Accrued expenses	1,518
Distributions payable	1,338,228
Total liabilities	61,252,457
Net assets	$2,267,371,369
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 240,259
Additional paid-in-capital	2,349,804,737
2,350,044,996
Total distributable earnings (loss)	(82,673,627)
Net assets	$2,267,371,369
Class A
Net assets applicable to outstanding shares	$ 383,579,784
Shares of beneficial interest outstanding	40,650,730
Net asset value per share outstanding	$ 9.44
Maximum sales charge (3.00% of offering price)	0.29
Maximum offering price per share outstanding	$ 9.73
Investor Class
Net assets applicable to outstanding shares	$ 5,225,043
Shares of beneficial interest outstanding	553,651
Net asset value per share outstanding	$ 9.44
Maximum sales charge (2.50% of offering price)	0.24
Maximum offering price per share outstanding	$ 9.68
Class C
Net assets applicable to outstanding shares	$ 39,990,523
Shares of beneficial interest outstanding	4,239,769
Net asset value and offering price per share outstanding	$ 9.43
Class I
Net assets applicable to outstanding shares	$1,838,576,019
Shares of beneficial interest outstanding	194,815,101
Net asset value and offering price per share outstanding	$ 9.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 72,073,723
Dividends	1,597,452
Total income	73,671,175
Expenses
Manager (See Note 3)	6,660,536
Transfer agent (See Note 3)	1,315,643
Distribution/Service—Class A (See Note 3)	445,870
Distribution/Service—Investor Class (See Note 3)	6,495
Distribution/Service—Class C (See Note 3)	176,425
Distribution/Service—Class R2 (See Note 3)(a)	602
Distribution/Service—Class R3 (See Note 3)(a)	334
Professional fees	92,252
Registration	86,708
Shareholder communication	45,594
Trustees	24,396
Custodian	22,546
Shareholder service (See Note 3)	308
Miscellaneous	40,262
Total expenses before waiver/reimbursement	8,917,971
Expense waiver/reimbursement from Manager (See Note 3)	(302,921)
Net expenses	8,615,050
Net investment income (loss)	65,056,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	236,859
Net change in unrealized appreciation (depreciation) on investments	52,468,460
Net realized and unrealized gain (loss)	52,705,319
Net increase (decrease) in net assets resulting from operations	$117,761,444

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Short Duration High Income Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 65,056,125	$ 95,813,155
Net realized gain (loss)	236,859	(17,516,270)
Net change in unrealized appreciation (depreciation)	52,468,460	27,342,387
Net increase (decrease) in net assets resulting from operations	117,761,444	105,639,272
Distributions to shareholders:
Class A	(11,236,231)	(17,419,336)
Investor Class	(159,448)	(294,090)
Class C	(975,906)	(1,298,778)
Class I	(54,275,253)	(77,891,562)
Class R2(a)	(11,971)	(32,277)
Class R3(a)	(3,177)	(10,945)
Total distributions to shareholders	(66,661,986)	(96,946,988)
Capital share transactions:
Net proceeds from sales of shares	717,767,677	1,113,612,550
Net asset value of shares issued to shareholders in reinvestment of distributions	58,970,099	86,836,188
Cost of shares redeemed	(407,831,315)	(729,398,889)
Increase (decrease) in net assets derived from capital share transactions	368,906,461	471,049,849
Net increase (decrease) in net assets	420,005,919	479,742,133
Net Assets
Beginning of period	1,847,365,450	1,367,623,317
End of period	$2,267,371,369	$1,847,365,450

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.18	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Net investment income (loss)	0.29(a)	0.51(a)	0.37(a)	0.37(a)	0.42	0.44
Net realized and unrealized gain (loss)	0.26	0.09	(0.73)	0.42	(0.37)	0.08
Total from investment operations	0.55	0.60	(0.36)	0.79	0.05	0.52
Less distributions:
From net investment income	(0.29)	(0.51)	(0.38)	(0.41)	(0.44)	(0.44)
Return of capital	—	—	—	(0.00)‡	—	—
Total distributions	(0.29)	(0.51)	(0.38)	(0.41)	(0.44)	(0.44)
Net asset value at end of period	$ 9.44	$ 9.18	$ 9.09	$ 9.83	$ 9.45	$ 9.84
Total investment return (b)	6.07%	6.72%	(3.66)%	8.40%	0.65%	5.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.17%††	5.52%	3.92%	3.78%	4.46%	4.48%
Net expenses (c)	1.02%††	1.02%	1.02%	1.01%	1.02%	1.04%
Expenses (before waiver/reimbursement) (c)	1.06%††	1.06%	1.02%	1.01%	1.02%	1.04%
Portfolio turnover rate	13%	22%	30%	47%	64%	32%
Net assets at end of period (in 000’s)	$ 383,580	$ 327,716	$ 300,909	$ 303,646	$ 252,753	$ 237,475

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.18	$ 9.09	$ 9.83	$ 9.46	$ 9.84	$ 9.76
Net investment income (loss)	0.29(a)	0.50(a)	0.36(a)	0.37(a)	0.42	0.43
Net realized and unrealized gain (loss)	0.26	0.09	(0.72)	0.40	(0.36)	0.08
Total from investment operations	0.55	0.59	(0.36)	0.77	0.06	0.51
Less distributions:
From net investment income	(0.29)	(0.50)	(0.38)	(0.40)	(0.44)	(0.43)
Return of capital	—	—	—	(0.00)‡	—	—
Total distributions	(0.29)	(0.50)	(0.38)	(0.40)	(0.44)	(0.43)
Net asset value at end of period	$ 9.44	$ 9.18	$ 9.09	$ 9.83	$ 9.46	$ 9.84
Total investment return (b)	6.03%	6.63%	(3.73)%	8.18%	0.67%	5.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.11%††	5.43%	3.82%	3.72%	4.38%	4.40%
Net expenses (c)	1.08%††	1.11%	1.10%	1.10%	1.11%	1.11%
Portfolio turnover rate	13%	22%	30%	47%	64%	32%
Net assets at end of period (in 000's)	$ 5,225	$ 5,299	$ 5,400	$ 5,780	$ 6,278	$ 7,156

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Short Duration High Income Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.18	$ 9.09	$ 9.83	$ 9.45	$ 9.84	$ 9.76
Net investment income (loss)	0.25(a)	0.43(a)	0.29(a)	0.29(a)	0.34	0.36
Net realized and unrealized gain (loss)	0.26	0.09	(0.72)	0.41	(0.37)	0.08
Total from investment operations	0.51	0.52	(0.43)	0.70	(0.03)	0.44
Less distributions:
From net investment income	(0.26)	(0.43)	(0.31)	(0.32)	(0.36)	(0.36)
Return of capital	—	—	—	(0.00)‡	—	—
Total distributions	(0.26)	(0.43)	(0.31)	(0.32)	(0.36)	(0.36)
Net asset value at end of period	$ 9.43	$ 9.18	$ 9.09	$ 9.83	$ 9.45	$ 9.84
Total investment return (b)	5.54%	5.84%	(4.46)%	7.48%	(0.19)%	4.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.36%††	4.68%	3.05%	2.98%	3.64%	3.65%
Net expenses (c)	1.83%††	1.86%	1.85%	1.85%	1.86%	1.86%
Portfolio turnover rate	13%	22%	30%	47%	64%	32%
Net assets at end of period (in 000’s)	$ 39,991	$ 29,903	$ 25,772	$ 35,636	$ 40,948	$ 48,550

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.18	$ 9.09	$ 9.84	$ 9.46	$ 9.84	$ 9.76
Net investment income (loss)	0.30(a)	0.54(a)	0.39(a)	0.40(a)	0.45	0.46
Net realized and unrealized gain (loss)	0.26	0.08	(0.73)	0.41	(0.36)	0.08
Total from investment operations	0.56	0.62	(0.34)	0.81	0.09	0.54
Less distributions:
From net investment income	(0.30)	(0.53)	(0.41)	(0.43)	(0.47)	(0.46)
Return of capital	—	—	—	(0.00)‡	—	—
Total distributions	(0.30)	(0.53)	(0.41)	(0.43)	(0.47)	(0.46)
Net asset value at end of period	$ 9.44	$ 9.18	$ 9.09	$ 9.84	$ 9.46	$ 9.84
Total investment return (b)	6.19%	6.98%	(3.52)%	8.66%	1.01%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.41%††	5.78%	4.14%	4.05%	4.72%	4.73%
Net expenses (c)	0.78%††	0.78%	0.77%	0.76%	0.77%	0.79%
Expenses (before waiver/reimbursement) (c)	0.81%††	0.81%	0.77%	0.76%	0.77%	0.79%
Portfolio turnover rate	13%	22%	30%	47%	64%	32%
Net assets at end of period (in 000’s)	$ 1,838,576	$ 1,483,473	$ 1,034,873	$ 1,147,287	$ 1,101,084	$ 1,268,856

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Short Duration High Income Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Income Fund (formerly MainStay MacKay Short Duration High Yield Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 17, 2012
Investor Class	December 17, 2012
Class C	December 17, 2012
Class I	December 17, 2012
Effective at the close of business on February 23, 2024, Class R2 and R3 shares were liquidated.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation

29

Notes to Financial Statements (Unaudited) (continued)
materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the

30	MainStay MacKay Short Duration High Income Fund

valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the
Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2024, and can change at any time.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective
31

Notes to Financial Statements (Unaudited) (continued)
interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
(H) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(I) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR,

32	MainStay MacKay Short Duration High Income Fund

ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.02%; Investor Class, 1.13%; Class C, 1.88% and Class I, 0.78%. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $6,660,536 and
33

Notes to Financial Statements (Unaudited) (continued)
waived fees and/or reimbursed certain class specific expenses in the amount of $302,921 and paid the Subadvisor fees in the amount of $3,178,808.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the period November 1, 2023 through February 28, 2024, shareholder service fees incurred by the Fund were as follows:

Class R2*	$241
Class R3*	67

*	Effective at the close of business on February 23, 2024, Class R2 and R3 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $17,397 and $118, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the six-month period ended April 30, 2024, of $45,686, $300 and $3,662, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 228,415	$—
Investor Class	3,910	—
Class C	26,449	—
Class I	1,056,446	—
Class R2*	331	—
Class R3*	92	—

*	Effective at the close of business on February 23, 2024, Class R2 and R3 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's

34	MainStay MacKay Short Duration High Income Fund

prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$6,378,580	1.7%
Class I	5,886,557	0.3
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,151,246,162	$26,278,115	$(33,102,486)	$(6,824,371)
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $75,137,122, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$22,986	$52,151
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$96,946,988
Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of April 30, 2024, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/24 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 3,425,000	$ 3,724,482	$ —	0.0% ‡
GenOn Energy, Inc.
Common Stock	12/14/18	20,915	2,342,005	449,672	0.0‡
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 3,000,000	2,993,887	2,787,900	0.1
Total			$ 9,060,374	$ 3,237,572	0.1%

‡	Less than one-tenth of a percent.

35

Notes to Financial Statements (Unaudited) (continued)
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $594,282 and $262,498, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	9,456,931	$ 89,321,595
Shares issued to shareholders in reinvestment of distributions	1,084,763	10,238,252
Shares redeemed	(5,680,307)	(53,600,673)
Net increase (decrease) in shares outstanding before conversion	4,861,387	45,959,174
Shares converted into Class A (See Note 1)	117,855	1,115,966
Shares converted from Class A (See Note 1)	(32,307)	(305,173)
Net increase (decrease)	4,946,935	$ 46,769,967
Year ended October 31, 2023:
Shares sold	11,152,609	$ 103,171,985
Shares issued to shareholders in reinvestment of distributions	1,700,212	15,715,196
Shares redeemed	(10,382,531)	(95,962,463)
Net increase (decrease) in shares outstanding before conversion	2,470,290	22,924,718
Shares converted into Class A (See Note 1)	141,358	1,307,397
Shares converted from Class A (See Note 1)	(11,736)	(108,177)
Net increase (decrease)	2,599,912	$ 24,123,938

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	28,727	$ 271,548
Shares issued to shareholders in reinvestment of distributions	16,425	155,046
Shares redeemed	(46,527)	(438,321)
Net increase (decrease) in shares outstanding before conversion	(1,375)	(11,727)
Shares converted into Investor Class (See Note 1)	11,420	107,803
Shares converted from Investor Class (See Note 1)	(33,668)	(318,538)
Net increase (decrease)	(23,623)	$ (222,462)
Year ended October 31, 2023:
Shares sold	67,150	$ 621,181
Shares issued to shareholders in reinvestment of distributions	30,998	286,556
Shares redeemed	(96,228)	(889,274)
Net increase (decrease) in shares outstanding before conversion	1,920	18,463
Shares converted into Investor Class (See Note 1)	26,620	246,344
Shares converted from Investor Class (See Note 1)	(45,322)	(418,984)
Net increase (decrease)	(16,782)	$ (154,177)

36	MainStay MacKay Short Duration High Income Fund

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,432,695	$ 13,520,882
Shares issued to shareholders in reinvestment of distributions	92,859	876,291
Shares redeemed	(506,605)	(4,784,333)
Net increase (decrease) in shares outstanding before conversion	1,018,949	9,612,840
Shares converted from Class C (See Note 1)	(37,966)	(358,919)
Net increase (decrease)	980,983	$ 9,253,921
Year ended October 31, 2023:
Shares sold	1,475,489	$ 13,628,109
Shares issued to shareholders in reinvestment of distributions	119,409	1,103,667
Shares redeemed	(1,058,198)	(9,773,443)
Net increase (decrease) in shares outstanding before conversion	536,700	4,958,333
Shares converted from Class C (See Note 1)	(113,708)	(1,051,200)
Net increase (decrease)	422,992	$ 3,907,133

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	65,089,611	$ 614,646,408
Shares issued to shareholders in reinvestment of distributions	5,051,504	47,685,566
Shares redeemed	(36,894,934)	(347,978,143)
Net increase (decrease) in shares outstanding before conversion	33,246,181	314,353,831
Shares converted into Class I (See Note 1)	34,662	327,455
Shares converted from Class I (See Note 1)	(60,029)	(568,594)
Net increase (decrease)	33,220,814	$ 314,112,692
Year ended October 31, 2023:
Shares sold	107,578,702	$ 995,906,069
Shares issued to shareholders in reinvestment of distributions	7,535,877	69,688,085
Shares redeemed	(67,346,456)	(622,749,207)
Net increase (decrease) in shares outstanding before conversion	47,768,123	442,844,947
Shares converted into Class I (See Note 1)	11,944	110,187
Shares converted from Class I (See Note 1)	(9,206)	(85,567)
Net increase (decrease)	47,770,861	$ 442,869,567

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	46	$ 430
Shares issued to shareholders in reinvestment of distributions	1,271	11,971
Shares redeemed	(83,592)	(793,124)
Net increase (decrease)	(82,275)	$ (780,723)
Year ended October 31, 2023:
Shares sold	26,857	$ 250,837
Shares issued to shareholders in reinvestment of distributions	3,492	32,277
Shares redeemed	(2,509)	(23,182)
Net increase (decrease)	27,840	$ 259,932

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	720	$ 6,814
Shares issued to shareholders in reinvestment of distributions	316	2,973
Shares redeemed	(24,954)	(236,721)
Net increase (decrease)	(23,918)	$ (226,934)
Year ended October 31, 2023:
Shares sold	3,737	$ 34,369
Shares issued to shareholders in reinvestment of distributions	1,126	10,407
Shares redeemed	(142)	(1,320)
Net increase (decrease)	4,721	$ 43,456

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
Note 11–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Short Duration High Income Fund (formerly known as the MacKay Short Duration High Yield Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually,
MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

38	MainStay MacKay Short Duration High Income Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

40	MainStay MacKay Short Duration High Income Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.  The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund. The Board also considered its discussions with representatives from New York Life Investments regarding the total net expenses paid by the Fund.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
41

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
42	MainStay MacKay Short Duration High Income Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
43

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
44	MainStay MacKay Short Duration High Income Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022284 MS081-24	MSSHI10-06/24
(NYLIM) NL232

MainStay MacKay Total Return Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges	1/2/2004	3.11%	-3.04%	-0.44%	0.75%	0.91%
		Excluding sales charges		7.97	1.53	0.48	1.22	0.91
Investor Class Shares[3]	Maximum 4.00% Initial Sales Charge	With sales charges	2/28/2008	3.60	-2.79	-0.67	0.62	1.18
		Excluding sales charges		7.92	1.26	0.25	1.09	1.18
Class C Shares	Maximum 1.00% CDSC	With sales charges	1/2/2004	6.41	-0.47	-0.49	0.33	1.93
	if Redeemed Within One Year of Purchase	Excluding sales charges		7.41	0.50	-0.49	0.33	1.93
Class I Shares	No Sales Charge		1/2/1991	8.31	1.94	0.80	1.55	0.65
Class R6 Shares	No Sales Charge		12/29/2014	8.19	1.94	0.82	1.55	0.53
SIMPLE Class Shares	No Sales Charge		8/31/2020	7.99	1.38	N/A	-3.03	1.18

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	4.97%	-1.47%	-0.16%	1.20%
Morningstar Intermediate Core-Plus Bond Category Average[3]	5.83	-0.12	0.20	1.35

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Bloomberg U.S. Aggregate Bond Index, which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,079.70	$4.50	$1,020.54	$4.37	0.87%
Investor Class Shares	$1,000.00	$1,079.20	$5.74	$1,019.34	$5.57	1.11%
Class C Shares	$1,000.00	$1,074.10	$9.59	$1,015.61	$9.32	1.86%
Class I Shares	$1,000.00	$1,083.10	$2.33	$1,022.63	$2.26	0.45%
Class R6 Shares	$1,000.00	$1,081.90	$2.33	$1,022.63	$2.26	0.45%
SIMPLE Class Shares	$1,000.00	$1,079.90	$5.07	$1,019.99	$4.92	0.98%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2024 (Unaudited)
‡ Less than one-tenth of a percent
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	GNMA, (zero coupon)-7.888%, due 7/20/49–2/16/66
2.	UMBS, 30 Year, 3.50%-6.50%, due 12/1/44–3/1/54
3.	UMBS Pool, 30 Year, 2.50%-6.50%, due 1/1/52–3/1/54
4.	FHLMC, (zero coupon)-4.50%, due 1/15/41–1/25/55
5.	FNMA, (zero coupon)-3.50%, due 6/25/46–7/25/54
6.	U.S. Treasury Notes, 4.625%, due 4/30/29–4/30/31
7.	Nissan Motor Acceptance Co. LLC, 1.125%-1.85%, due 9/16/24–9/16/26
8.	Ford Motor Credit Co. LLC, 2.30%-7.20%, due 2/10/25–6/10/30
9.	Petroleos Mexicanos, 6.50%-6.75%, due 3/13/27–9/21/47
10.	Lloyds Banking Group plc, 4.582%-4.976%, due 12/10/25–8/11/33

8	MainStay MacKay Total Return Bond Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 98.4%
Asset-Backed Securities 10.1%
Automobile Asset-Backed Securities 6.0%
American Credit Acceptance Receivables Trust
Series 2022-1, Class D
2.46%, due 3/13/28 (a)	$ 2,265,000	$ 2,210,722
CPS Auto Receivables Trust
Series 2021-C, Class E
3.21%, due 9/15/28 (a)	830,000	783,104
Exeter Automobile Receivables Trust (a)
Series 2021-2A, Class E
2.90%, due 7/17/28	1,040,000	983,244
Series 2021-3A, Class E
3.04%, due 12/15/28	2,090,000	1,940,352
Flagship Credit Auto Trust (a)
Series 2020-1, Class E
3.52%, due 6/15/27	1,950,000	1,867,823
Series 2019-2, Class E
4.52%, due 12/15/26	1,910,000	1,881,055
Series 2022-2, Class D
5.80%, due 4/17/28	1,050,000	982,766
Ford Credit Auto Owner Trust (a)
Series 2021-2, Class D
2.60%, due 5/15/34	230,000	208,867
Series 2023-2, Class B
5.92%, due 2/15/36	500,000	500,480
Series 2023-1, Class D
6.26%, due 8/15/35	755,000	747,373
GLS Auto Receivables Issuer Trust (a)
Series 2021-2A, Class E
2.87%, due 5/15/28	1,895,000	1,793,370
Series 2021-3A, Class E
3.20%, due 10/16/28	1,685,000	1,562,277
Series 2020-1A, Class D
3.68%, due 11/16/26	419,113	416,636
Series 2022-3A, Class E
8.35%, due 10/15/29	665,000	664,096
Hertz Vehicle Financing III LLC
Series 2023-1A, Class C
6.91%, due 6/25/27 (a)	235,000	234,017
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class A
1.68%, due 12/27/27	300,000	269,681
Series 2021-2A, Class B
2.12%, due 12/27/27	1,215,000	1,095,791
Hertz Vehicle Financing LLC (a)
Series 2021-1A, Class B
1.56%, due 12/26/25	870,000	852,298
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Hertz Vehicle Financing LLC (a) (continued)
Series 2021-1A, Class C
2.05%, due 12/26/25	$ 890,000	$ 872,174
		19,866,126
Other Asset-Backed Securities 4.1%
American Airlines Pass-Through Trust
Series 2019-1, Class AA
3.15%, due 2/15/32	1,057,048	931,366
Series 2016-2, Class A
3.65%, due 6/15/28	1,349,000	1,217,933
Series 2019-1, Class B
3.85%, due 2/15/28	788,192	723,208
Avant Loans Funding Trust
Series 2022-REV1, Class D
11.02%, due 9/15/31 (a)	690,000	678,300
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (a)	1,696,522	1,440,024
CF Hippolyta Issuer LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	1,401,346	1,313,508
Series 2021-1A, Class B1
1.98%, due 3/15/61	2,012,126	1,768,291
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	14,261	14,192
FORA Financial Asset Securitization LLC
Series 2021-1A, Class A
2.62%, due 5/15/27 (a)	845,000	814,006
HPEFS Equipment Trust
Series 2024-1A, Class D
5.82%, due 11/20/31 (a)	505,000	500,553
JetBlue Pass-Through Trust
Series 2019-1, Class AA
2.75%, due 5/15/32	641,429	541,140
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,460,000	1,272,113
Series 2021-1, Class B1
2.41%, due 10/20/61	1,345,000	1,131,156
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,098,060	1,095,045
		13,440,835
Total Asset-Backed Securities (Cost $34,761,015)		33,306,961

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds 35.0%
Aerospace & Defense 0.3%
Boeing Co. (The) (a)
6.528%, due 5/1/34	$ 450,000	$ 453,240
6.858%, due 5/1/54	470,000	471,274
		924,514
Agriculture 0.6%
Altria Group, Inc.
2.45%, due 2/4/32	1,850,000	1,460,518
BAT Capital Corp.
3.734%, due 9/25/40	720,000	521,142
		1,981,660
Airlines 1.6%
American Airlines, Inc. (a)
5.50%, due 4/20/26	963,333	952,158
5.75%, due 4/20/29	860,000	830,530
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	557,256	549,580
4.75%, due 10/20/28	1,855,000	1,795,793
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,170,000	1,171,975
		5,300,036
Apparel 0.2%
Tapestry, Inc.
7.85%, due 11/27/33	585,000	611,088
Auto Manufacturers 2.6%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	755,000	733,689
4.125%, due 8/17/27	610,000	572,935
6.80%, due 5/12/28	700,000	714,316
6.95%, due 3/6/26	670,000	679,066
7.20%, due 6/10/30	555,000	575,042
General Motors Financial Co., Inc.
2.70%, due 6/10/31	1,335,000	1,081,765
4.30%, due 4/6/29	940,000	881,128
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	1,015,000	994,892
1.85%, due 9/16/26	2,670,000	2,412,384
		8,645,217
	Principal Amount	Value

Banks 12.3%
Australia & New Zealand Banking Group Ltd.
5.731% (5 Year Treasury Constant Maturity Rate + 1.618%), due 9/18/34 (a)(b)	$ 935,000	$ 911,919
Banco Santander SA
5.294%, due 8/18/27	1,200,000	1,181,081
6.35%, due 3/14/34	800,000	780,292
Bank of America Corp. (c)
2.087%, due 6/14/29	540,000	469,804
2.496%, due 2/13/31	755,000	635,398
Series MM
4.30%, due 1/28/25 (d)	910,000	885,284
Barclays plc (b)(d)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	2,135,000	1,738,508
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	370,000	363,841
BNP Paribas SA
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (a)(b)(d)	1,825,000	1,464,350
BPCE SA (a)
5.125%, due 1/18/28	345,000	339,155
6.714%, due 10/19/29 (c)	410,000	421,918
Citigroup, Inc.
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	765,000	702,262
5.30%, due 5/6/44 (e)	774,000	715,473
Citizens Bank NA
6.064%, due 10/24/25 (c)	860,000	855,966
Comerica, Inc.
5.982%, due 1/30/30 (c)	770,000	747,739
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(b)(d)	1,780,000	1,512,526
Deutsche Bank AG
3.035%, due 5/28/32 (c)	890,000	729,766
6.597% (SOFR + 1.219%), due 11/16/27 (b)	1,325,000	1,314,055
First Horizon Bank
5.75%, due 5/1/30	1,606,000	1,482,253

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
First Horizon Corp.
4.00%, due 5/26/25	$ 2,115,000	$ 2,063,527
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (c)	730,000	666,545
1.992%, due 1/27/32 (c)	740,000	584,234
6.75%, due 10/1/37	405,000	427,458
Huntington Bancshares, Inc.
5.709%, due 2/2/35 (c)	895,000	858,039
Intesa Sanpaolo SpA
7.00%, due 11/21/25 (a)	435,000	440,413
KeyBank NA
4.90%, due 8/8/32	715,000	613,982
KeyCorp
6.401%, due 3/6/35 (c)	425,000	418,073
Lloyds Banking Group plc
4.582%, due 12/10/25	2,643,000	2,579,030
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	680,000	638,010
M&T Bank Corp.
6.082%, due 3/13/32 (c)	625,000	610,636
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(c)	1,770,000	1,431,925
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (b)	610,000	543,915
Morgan Stanley (c)
2.484%, due 9/16/36	1,945,000	1,500,385
2.511%, due 10/20/32	510,000	410,394
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	1,040,000	961,205
5.778% (1 Year Treasury Constant Maturity Rate + 1.50%), due 3/1/35	560,000	548,471
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (c)	630,000	634,888
Societe Generale SA (a)(b)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26 (d)	395,000	350,865
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (d)	1,515,000	1,225,408
	Principal Amount	Value

Banks (continued)
Societe Generale SA (a)(b) (continued)
7.132% (1 Year Treasury Constant Maturity Rate + 2.95%), due 1/19/55	$ 445,000	$ 424,879
Truist Financial Corp.
5.711%, due 1/24/35 (c)	705,000	684,193
UBS Group AG (a)
3.091%, due 5/14/32 (c)	1,070,000	886,006
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (b)(d)	1,520,000	1,213,948
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28 (b)	340,000	329,111
Wells Fargo & Co.
3.35%, due 3/2/33 (c)	700,000	590,912
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (b)	2,013,000	1,618,080
		40,506,122
Biotechnology 0.1%
Amgen, Inc.
5.75%, due 3/2/63	450,000	429,828
Chemicals 0.8%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,135,000	1,013,407
Huntsman International LLC
4.50%, due 5/1/29	1,759,000	1,641,252
		2,654,659
Commercial Services 0.3%
Ashtead Capital, Inc.
4.00%, due 5/1/28 (a)	640,000	595,403
California Institute of Technology
3.65%, due 9/1/2119	772,000	496,727
		1,092,130
Computers 0.3%
Dell International LLC
3.375%, due 12/15/41	1,145,000	816,416
Diversified Financial Services 3.5%
AerCap Ireland Capital DAC
2.45%, due 10/29/26	2,300,000	2,125,043
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	$ 545,000	$ 514,932
Ally Financial, Inc.
6.992%, due 6/13/29 (c)	270,000	275,818
8.00%, due 11/1/31	1,205,000	1,304,619
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,330,000	1,238,161
Avolon Holdings Funding Ltd. (a)
2.125%, due 2/21/26	1,385,000	1,285,547
3.25%, due 2/15/27	1,740,000	1,604,341
Cantor Fitzgerald LP
7.20%, due 12/12/28 (a)	635,000	644,373
Capital One Financial Corp. (c)
6.051%, due 2/1/35 (e)	330,000	324,581
6.312%, due 6/8/29	905,000	913,000
Jefferies Financial Group, Inc.
6.20%, due 4/14/34	685,000	677,176
OneMain Finance Corp.
3.50%, due 1/15/27	575,000	529,004
		11,436,595
Electric 3.4%
Alabama Power Co.
3.00%, due 3/15/52	1,015,000	643,686
Arizona Public Service Co.
2.20%, due 12/15/31	1,500,000	1,187,398
3.35%, due 5/15/50	1,320,000	861,923
Calpine Corp.
5.125%, due 3/15/28 (a)	495,000	469,539
DTE Energy Co.
5.85%, due 6/1/34	610,000	606,553
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	990,000	917,623
Evergy Metro, Inc.
5.40%, due 4/1/34	720,000	702,889
Eversource Energy
5.95%, due 7/15/34	805,000	799,165
Ohio Power Co.
Series R
2.90%, due 10/1/51	585,000	350,213
Pacific Gas and Electric Co.
3.50%, due 8/1/50	2,235,000	1,433,443
Southern California Edison Co.
4.00%, due 4/1/47	975,000	729,722
5.70%, due 3/1/53	280,000	266,939
	Principal Amount	Value

Electric (continued)
Southwestern Electric Power Co.
3.25%, due 11/1/51	$ 1,060,000	$ 664,072
Virginia Electric and Power Co.
5.45%, due 4/1/53	415,000	388,813
Vistra Operations Co. LLC (a)
6.00%, due 4/15/34	840,000	816,502
6.875%, due 4/15/32	455,000	453,094
		11,291,574
Entertainment 0.2%
Warnermedia Holdings, Inc.
4.279%, due 3/15/32	810,000	697,723
Food 1.2%
JBS USA Holding LUX SARL
5.75%, due 4/1/33	1,395,000	1,334,139
MARB BondCo plc
3.95%, due 1/29/31 (a)	1,240,000	994,953
Smithfield Foods, Inc. (a)
4.25%, due 2/1/27	965,000	917,208
5.20%, due 4/1/29	580,000	549,871
		3,796,171
Gas 1.0%
Brooklyn Union Gas Co. (The)
6.388%, due 9/15/33 (a)	725,000	728,954
National Fuel Gas Co.
2.95%, due 3/1/31	1,820,000	1,496,221
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	620,000	532,331
Southern California Gas Co.
5.60%, due 4/1/54	625,000	593,493
		3,350,999
Healthcare-Products 0.2%
Solventum Corp.
5.90%, due 4/30/54 (a)	545,000	508,836
Insurance 0.6%
Athene Holding Ltd.
6.25%, due 4/1/54	490,000	476,272
Liberty Mutual Group, Inc.
3.951%, due 10/15/50 (a)	1,610,000	1,145,539
Nippon Life Insurance Co.
3.40% (5 Year Treasury Constant Maturity Rate + 2.612%), due 1/23/50 (a)(b)	290,000	250,805
		1,872,616

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 0.2%
Algoma Steel, Inc.
9.125%, due 4/15/29 (a)	$ 675,000	$ 666,563
Lodging 0.5%
Hilton Domestic Operating Co., Inc.
5.875%, due 4/1/29 (a)	835,000	823,941
Studio City Finance Ltd.
5.00%, due 1/15/29 (a)	760,000	646,351
		1,470,292
Media 0.1%
DISH DBS Corp.
5.75%, due 12/1/28 (a)	635,000	428,804
Miscellaneous—Manufacturing 0.4%
Textron Financial Corp.
7.304% (3 Month SOFR + 1.997%), due 2/15/42 (a)(b)	1,685,000	1,447,508
Oil & Gas 0.3%
Gazprom PJSC Via Gaz Capital SA
4.95%, due 2/6/28 (a)(f)	1,521,000	988,650
Packaging & Containers 0.2%
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	571,000	570,528
Pharmaceuticals 0.5%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	1,653,000	1,531,371
Pipelines 3.0%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,135,000	899,454
Columbia Pipelines Operating Co. LLC
6.544%, due 11/15/53 (a)(e)	625,000	644,636
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,125,000	995,414
Enbridge, Inc.
5.30%, due 4/5/29	795,000	785,831
5.70%, due 3/8/33	275,000	271,845
Energy Transfer LP
5.35%, due 5/15/45	940,000	824,918
	Principal Amount	Value

Pipelines (continued)
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	$ 475,000	$ 466,709
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,120,000	1,683,156
MPLX LP
5.65%, due 3/1/53	460,000	424,335
Targa Resources Corp.
4.20%, due 2/1/33	425,000	375,142
Venture Global LNG, Inc.
9.875%, due 2/1/32 (a)	535,000	570,902
Western Midstream Operating LP
5.25%, due 2/1/50 (g)	1,240,000	1,051,711
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,095,000	731,721
		9,725,774
Real Estate Investment Trusts 0.3%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	415,000	359,018
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	990,000	765,138
		1,124,156
Retail 0.2%
AutoNation, Inc.
4.75%, due 6/1/30	491,000	460,327
Nordstrom, Inc.
4.25%, due 8/1/31	290,000	250,130
		710,457
Transportation 0.1%
Genesee & Wyoming, Inc.
6.25%, due 4/15/32 (a)	375,000	372,709
Total Corporate Bonds (Cost $129,499,047)		114,952,996
Foreign Government Bonds 2.3%
Chile 0.4%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	1,615,000	1,354,129
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32	1,485,000	1,115,605
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Mexico 1.6%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	$ 2,445,000	$ 1,923,921
Petroleos Mexicanos
6.50%, due 3/13/27	2,730,000	2,556,797
6.75%, due 9/21/47	1,080,000	689,516
		5,170,234
Total Foreign Government Bonds (Cost $9,379,742)		7,639,968
Loan Assignments 0.2%
Diversified/Conglomerate Service 0.2%
TruGreen LP
First Lien Second Refinancing Term Loan
9.416% (1 Month SOFR + 4.00%), due 11/2/27 (b)	593,237	569,804
Total Loan Assignments (Cost $590,415)		569,804
Mortgage-Backed Securities 39.5%
Agency (Collateralized Mortgage Obligations) 16.2%
FHLMC
REMIC, Series 5326, Class QO
(zero coupon), due 9/25/50	1,375,730	923,851
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	2,228,814	41,019
REMIC, Series 5092, Class SH
(zero coupon) (SOFR 30A + 2.45%), due 2/25/51 (b)(h)	1,158,689	3,569
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	322,782	4,980
REMIC, Series 5326
(zero coupon), due 8/25/53	412,966	307,465
REMIC, Series 5351, Class DO
(zero coupon), due 9/25/53	807,495	624,250
REMIC, Series 5357, Class OE
(zero coupon), due 11/25/53	706,117	544,418
REMIC, Series 5363
(zero coupon), due 12/25/53	772,013	622,797
REMIC, Series 5315, Class OQ
(zero coupon), due 1/25/55	659,371	524,455
REMIC, Series 5328, Class JY
0.25%, due 9/25/50	861,060	556,482
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 4993, Class KS
0.605% (SOFR 30A + 5.936%), due 7/25/50 (b)(h)	$ 3,017,073	$ 332,770
REMIC, Series 4994, Class TS
0.655% (SOFR 30A + 5.986%), due 7/25/50 (b)(h)	1,497,564	136,142
REMIC, Series 5092, Class XA
1.00%, due 1/15/41	623,644	507,376
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	1,432,397	258,873
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	1,272,088	208,100
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,125,024	177,595
REMIC, Series 5160
3.00%, due 10/25/51 (h)	1,213,177	139,125
REMIC, Series 4710, Class WZ
3.50%, due 8/15/47	378,712	329,266
REMIC, Series 4725, Class WZ
3.50%, due 11/15/47	690,273	592,718
REMIC, Series 5304, Class UB
4.00%, due 2/25/52	552,574	498,181
REMIC, Series 5268, Class B
4.50%, due 10/25/52	779,703	722,774
FHLMC, Strips
Series 272
(zero coupon), due 8/15/42	903,102	654,862
Series 311
(zero coupon), due 8/15/43	509,603	367,533
Series 402
(zero coupon), due 9/25/53	933,802	729,434
Series 311, Class S1
0.506% (SOFR 30A + 5.836%), due 8/15/43 (b)(h)	2,539,340	202,164
Series 389, Class C35
2.00%, due 6/15/52 (h)	2,261,920	281,185
FNMA
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	7,761,795	31,210
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	993,232	1,112
REMIC, Series 2023-70, Class AO
(zero coupon), due 3/25/53	690,803	526,714
REMIC, Series 2023-45
(zero coupon), due 10/25/53	806,978	594,007

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2023-24, Class OQ
(zero coupon), due 7/25/54	$ 856,835	$ 687,285
REMIC, Series 2022-10, Class SA
0.42% (SOFR 30A + 5.75%), due 2/25/52 (b)(h)	2,128,739	221,897
REMIC, Series 2021-40, Class SI
0.506% (SOFR 30A + 5.836%), due 9/25/47 (b)(h)	1,675,452	138,636
REMIC, Series 2016-57, Class SN
0.605% (SOFR 30A + 5.936%), due 6/25/46 (b)(h)	1,379,721	119,904
REMIC, Series 2020-70, Class SD
0.806% (SOFR 30A + 6.136%), due 10/25/50 (b)(h)	1,487,006	145,435
REMIC, Series 2020-70, Class AD
1.50%, due 10/25/50	1,369,194	1,033,787
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	664,899	91,875
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	974,068	150,006
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	5,975,251	812,665
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	443,479	55,459
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	7,395,555	1,087,113
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	2,669,431	449,488
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,437,221	1,250,558
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	1,723,521	373,857
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	3,436,921	327,257
REMIC, Series 429, Class C5
3.00%, due 10/25/52	3,635,550	625,644
GNMA
Series 2019-136, Class YS
(zero coupon) (1 Month SOFR + 2.716%), due 11/20/49 (b)(h)	749,734	5,219
Series 2020-1, Class YS
(zero coupon) (1 Month SOFR + 2.716%), due 1/20/50 (b)(h)	2,356,710	16,551
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2020-129, Class SB
(zero coupon) (1 Month SOFR + 3.086%), due 9/20/50 (b)(h)	$ 3,253,016	$ 27,143
Series 2021-16, Class AS
(zero coupon) (1 Month SOFR + 2.636%), due 1/20/51 (b)(h)	3,718,384	18,554
Series 2023-101, Class KO
(zero coupon), due 1/20/51	1,959,885	1,273,842
Series 2021-29, Class AS
(zero coupon) (SOFR 30A + 2.70%), due 2/20/51 (b)(h)	3,619,669	27,513
Series 2021-46, Class BS
(zero coupon) (1 Month SOFR + 2.686%), due 3/20/51 (b)(h)	3,447,216	15,922
Series 2021-64, Class GS
(zero coupon) (SOFR 30A + 1.65%), due 4/20/51 (b)(h)	568,392	540
Series 2021-64, Class SG
(zero coupon) (SOFR 30A + 1.60%), due 4/20/51 (b)(h)	1,276,201	1,034
Series 2021-77, Class SN
(zero coupon) (1 Month SOFR + 2.486%), due 5/20/51 (b)(h)	5,575,836	19,818
Series 2021-97, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (b)(h)	4,465,745	25,654
Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	2,721,088	60,013
Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (b)(h)	5,442,571	68,350
Series 2021-213, Class ES
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (b)(h)	12,454,057	18,644
Series 2021-226, Class SA
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (b)(h)	2,546,291	3,146
Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	4,185,208	16,761
Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	21,645,202	99,761
Series 2022-34, Class HS
(zero coupon) (SOFR 30A + 4.10%), due 2/20/52 (b)(h)	4,297,120	131,554
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2022-78, Class S
(zero coupon) (SOFR 30A + 3.70%), due 4/20/52 (b)(h)	$ 1,870,189	$ 19,869
Series 2022-87, Class SA
(zero coupon) (SOFR 30A + 3.30%), due 5/20/52 (b)(h)	3,939,323	34,613
Series 2022-101, Class SB
(zero coupon) (SOFR 30A + 3.30%), due 6/20/52 (b)(h)	1,971,819	16,634
Series 2022-107, Class SA
(zero coupon) (SOFR 30A + 3.47%), due 6/20/52 (b)(h)	9,943,961	103,568
Series 2023-66, Class OQ
(zero coupon), due 7/20/52	1,179,780	891,446
Series 2023-53
(zero coupon), due 4/20/53	529,693	421,447
Series 2023-80, Class SA
(zero coupon) (SOFR 30A + 5.25%), due 6/20/53 (b)(h)	4,808,924	137,091
Series 2023-60, Class ES
0.539% (SOFR 30A + 11.20%), due 4/20/53 (b)	1,175,847	1,006,796
Series 2020-146, Class SA
0.87% (1 Month SOFR + 6.186%), due 10/20/50 (b)(h)	1,671,391	192,861
Series 2020-167, Class SN
0.87% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	839,909	90,244
Series 2021-179, Class SA
0.87% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	2,465,029	263,176
Series 2020-189, Class SU
0.87% (1 Month SOFR + 6.186%), due 12/20/50 (b)(h)	558,714	61,861
Series 2021-46, Class QS
0.87% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	993,774	107,336
Series 2021-46, Class TS
0.87% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	1,200,688	130,602
Series 2021-57, Class SA
0.87% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	3,525,417	359,481
Series 2021-57, Class SD
0.87% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	5,781,371	597,486
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-96, Class NS
0.87% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	$ 3,203,072	$ 341,589
Series 2021-96, Class SN
0.87% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	2,201,967	219,545
Series 2021-97, Class SM
0.87% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	2,362,962	260,903
Series 2021-122, Class HS
0.87% (1 Month SOFR + 6.186%), due 7/20/51 (b)(h)	2,004,834	227,370
Series 2022-137, Class S
0.87% (1 Month SOFR + 6.186%), due 7/20/51 (b)(h)	2,236,336	258,025
Series 2021-96, Class JS
0.92% (1 Month SOFR + 6.236%), due 6/20/51 (b)(h)	1,741,182	161,105
Series 2020-146, Class YK
1.00%, due 10/20/50	1,086,254	783,298
Series 2020-166, Class CA
1.00%, due 11/20/50	1,260,922	888,956
Series 2023-86, Class SE
1.32% (SOFR 30A + 6.65%), due 9/20/50 (b)(h)	1,518,895	175,813
Series 2023-66, Class MP
1.639% (SOFR 30A + 12.30%), due 5/20/53 (b)	1,249,673	1,125,241
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,205,344	117,267
Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	1,308,452	139,180
Series 2022-10, Class IC
2.00%, due 11/20/51 (h)	1,903,791	217,622
Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	2,909,415	283,678
Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	460,907	60,125
Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	1,545,710	194,983
Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	1,469,718	204,314
Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	786,133	97,357
Series 2021-83, Class FM
2.50% (SOFR 30A + 0.51%), due 5/20/51 (b)	2,309,939	1,806,144

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-140, Class GF
2.50% (1 Month SOFR + 0.764%), due 8/20/51 (b)	$ 881,410	$ 692,118
Series 2021-177, Class CI
2.50%, due 10/20/51 (h)	1,687,383	213,097
Series 2021-188
2.50%, due 10/20/51 (h)	2,854,659	454,822
Series 2022-83
2.50%, due 11/20/51 (h)	2,045,514	280,210
Series 2022-1, Class CF
2.50% (SOFR 30A + 0.80%), due 1/20/52 (b)	1,739,153	1,358,993
Series 2021-1, Class IT
3.00%, due 1/20/51 (h)	1,786,231	291,972
Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	2,642,072	417,427
Series 2021-67, Class PI
3.00%, due 4/20/51 (h)	1,192,088	188,931
Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	320,733	50,089
Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	3,151,107	2,601,281
Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	1,072,127	183,497
Series 2022-189, Class AT
3.00%, due 7/20/51	776,833	660,441
Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	7,406,779	1,128,306
Series 2022-207
3.00%, due 8/20/51 (h)	1,659,152	267,306
Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	2,148,541	337,058
Series 2022-207, Class NA
3.00%, due 1/20/52	918,366	768,203
Series 2022-206, Class CN
3.00%, due 2/20/52	426,900	360,922
Series 2019-92, Class GF
3.50% (1 Month SOFR + 0.804%), due 7/20/49 (b)	403,571	350,972
Series 2019-97, Class FG
3.50% (1 Month SOFR + 0.804%), due 8/20/49 (b)	1,185,220	1,016,987
Series 2019-128, Class KF
3.50% (1 Month SOFR + 0.764%), due 10/20/49 (b)	413,613	357,095
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2019-128, Class YF
3.50% (1 Month SOFR + 0.764%), due 10/20/49 (b)	$ 434,910	$ 376,373
Series 2020-1, Class YF
3.50% (1 Month SOFR + 0.784%), due 1/20/50 (b)	855,588	722,932
Series 2020-5, Class FA
3.50% (1 Month SOFR + 0.814%), due 1/20/50 (b)	1,073,650	921,578
Series 2021-96, Class FG
3.50% (SOFR 30A + 0.30%), due 6/20/51 (b)	302,667	260,555
Series 2021-125, Class AF
3.50% (SOFR 30A + 0.25%), due 7/20/51 (b)	1,246,951	1,085,249
Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	1,909,404	339,944
Series 2019-106, Class FA
4.00% (1 Month SOFR + 0.714%), due 8/20/49 (b)	407,833	364,767
Series 2022-69, Class FA
4.50% (SOFR 30A + 0.75%), due 4/20/52 (b)	376,618	341,888
Series 2023-81, Class LA
5.00%, due 6/20/52	414,019	401,229
Series 2023-38, Class WT
6.668%, due 12/20/51 (i)	536,096	547,036
Series 2023-59, Class YC
6.964%, due 9/20/51 (i)	1,344,616	1,406,822
Series 2023-55, Class CG
7.51%, due 7/20/51 (i)	789,643	835,280
Series 2023-55, Class LB
7.888%, due 11/20/51 (i)	713,334	789,081
		53,214,799
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 10.0%
BAMLL Commercial Mortgage Securities Trust (a)(b)
Series 2022-DKLX, Class D
8.321% (1 Month SOFR + 3.00%), due 1/15/39	400,000	392,125
Series 2022-DKLX, Class F
10.278% (1 Month SOFR + 4.957%), due 1/15/39	800,000	775,557
BANK (j)
Series 2019-BN20, Class C
3.777%, due 9/15/62	285,000	211,195
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BANK (j) (continued)
Series 2019-BN19, Class C
4.163%, due 8/15/61	$ 1,895,000	$ 1,422,175
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
5.776% (1 Month SOFR + 0.459%), due 12/25/36 (a)(b)	19,336	18,386
BBCMS Mortgage Trust (a)(b)
Series 2018-TALL, Class A
6.24% (1 Month SOFR + 0.919%), due 3/15/37	600,000	570,000
Series 2018-TALL, Class B
6.489% (1 Month SOFR + 1.168%), due 3/15/37	355,000	327,487
Series 2018-TALL, Class C
6.639% (1 Month SOFR + 1.318%), due 3/15/37	1,180,000	1,062,000
Series 2018-TALL, Class D
6.967% (1 Month SOFR + 1.646%), due 3/15/37	1,025,000	881,500
Benchmark Mortgage Trust
Series 2018-B3, Class C
4.672%, due 4/10/51 (j)	605,000	480,907
Series 2019-B9, Class C
4.971%, due 3/15/52 (i)	365,000	292,500
BX Commercial Mortgage Trust
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (a)(j)	805,000	671,231
BX Trust (a)
Series 2019-OC11, Class C
3.856%, due 12/9/41	764,000	663,107
Series 2019-OC11, Class E
4.075%, due 12/9/41 (j)	809,000	677,731
Series 2021-ARIA, Class E
7.68% (1 Month SOFR + 2.359%), due 10/15/36 (b)	1,385,000	1,353,838
BXHPP Trust
Series 2021-FILM, Class C
6.535% (1 Month SOFR + 1.214%), due 8/15/36 (a)(b)	720,000	669,375
CD Mortgage Trust
Series 2017-CD4, Class D
3.30%, due 5/10/50 (a)	1,080,000	839,759
Commercial Mortgage Trust
Series 2014-CR15, Class D
4.085%, due 2/10/47 (a)(j)	1,015,000	911,745
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CSAIL Commercial Mortgage Trust
Series 2016-C6, Class D
5.082%, due 1/15/49 (a)(j)	$ 740,000	$ 542,930
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	1,685,000	1,243,493
DBJPM Mortgage Trust
Series 2016-C1, Class C
3.471%, due 5/10/49 (j)	755,000	653,683
DROP Mortgage Trust
Series 2021-FILE, Class A
6.585% (1 Month SOFR + 1.264%), due 10/15/43 (a)(b)	985,000	940,675
FS Commercial Mortgage Trust
Series 2023-4SZN, Class D
9.383%, due 11/10/39 (a)(i)	730,000	749,045
GNMA
Series 2020-177
0.819%, due 6/16/62 (h)(j)	4,080,728	245,393
Series 2023-194, Class CI
0.877%, due 10/16/65 (h)(j)	3,606,317	248,447
Series 2021-164
0.949%, due 10/16/63 (h)(j)	3,260,530	233,497
Series 2023-159, Class CI
0.956%, due 7/16/65 (h)(i)	4,551,910	336,758
Series 2020-168, Class IA
0.978%, due 12/16/62 (h)(j)	2,449,260	173,181
Series 2021-47
0.992%, due 3/16/61 (h)(j)	5,728,615	400,626
Series 2022-185, Class DI
1.023%, due 10/16/65 (h)(j)	2,035,784	152,140
Series 2023-172
1.386%, due 2/16/66 (h)(j)	3,155,655	314,612
Series 2024-29, Class B
2.50%, due 8/16/64 (i)	990,000	730,106
J.P. Morgan Chase Commercial Mortgage Securities Trust (a)
Series 2021-2NU, Class A
1.974%, due 1/5/40	1,500,000	1,240,135
Series 2013-C13, Class E
3.986%, due 1/15/46 (i)	500,000	440,000
Series 2012-C6, Class E
5.129%, due 5/15/45 (j)	695,000	633,277
JPMCC Commercial Mortgage Securities Trust
Series 2019-COR5, Class D
3.00%, due 6/13/52 (a)	240,000	166,810

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JPMDB Commercial Mortgage Securities Trust
Series 2017-C7, Class C
4.289%, due 10/15/50 (j)	$ 655,000	$ 557,132
Life Mortgage Trust
Series 2022-BMR2, Class D
7.863% (1 Month SOFR + 2.542%), due 5/15/39 (a)(b)	650,000	619,531
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
8.695% (SOFR 30A + 3.364%), due 10/25/49	1,600,933	1,574,987
Series 2020-01, Class M10
9.195% (SOFR 30A + 3.864%), due 3/25/50	1,651,223	1,626,464
Series 2023-01, Class M10
11.83% (SOFR 30A + 6.50%), due 11/25/53	1,655,000	1,728,172
Series 2020-01, Class CE
12.944% (SOFR 30A + 7.614%), due 3/25/50	835,000	823,533
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	355,000	294,581
ORL Trust
Series 2023-GLKS, Class D
9.622% (1 Month SOFR + 4.301%), due 10/19/36 (a)(b)	865,000	866,892
SLG Office Trust (a)
Series 2021-OVA, Class A
2.585%, due 7/15/41	1,065,000	850,615
Series 2021-OVA, Class F
2.851%, due 7/15/41	660,000	454,630
UBS Commercial Mortgage Trust
Series 2018-C9, Class C
5.112%, due 3/15/51 (j)	575,000	423,605
Wells Fargo Commercial Mortgage Trust
Series 2019-C50, Class D
3.00%, due 5/15/52 (a)	1,075,000	769,751
Series 2019-C51, Class C
4.289%, due 6/15/52 (i)	380,000	306,870
Series 2016-NXS5, Class D
5.142%, due 1/15/59 (j)	570,000	435,679
		32,997,868
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) 13.3%
American Home Mortgage Investment Trust
Series 2005-4, Class 3A1
6.031% (1 Month SOFR + 0.714%), due 11/25/45 (b)	$ 622,778	$ 424,887
CIM Trust
Series 2021-J2, Class AS
0.21%, due 4/25/51 (a)(h)(i)	30,726,334	337,716
Connecticut Avenue Securities Trust (a)(b)
Series 2024-R01, Class 1B1
8.03% (SOFR 30A + 2.70%), due 1/25/44	1,925,000	1,939,835
Series 2020-SBT1, Class 1M2
9.095% (SOFR 30A + 3.764%), due 2/25/40	490,000	521,580
Series 2021-R03, Class 1B2
10.83% (SOFR 30A + 5.50%), due 12/25/41	1,515,000	1,581,958
Series 2021-R01, Class 1B2
11.33% (SOFR 30A + 6.00%), due 10/25/41	1,765,000	1,851,704
Series 2022-R01, Class 1B2
11.33% (SOFR 30A + 6.00%), due 12/25/41	2,075,000	2,180,930
Series 2022-R02, Class 2B2
12.98% (SOFR 30A + 7.65%), due 1/25/42	650,000	704,639
Series 2019-HRP1, Class B1
14.695% (SOFR 30A + 9.364%), due 11/25/39	2,134,000	2,365,046
Series 2022-R04, Class 1B2
14.83% (SOFR 30A + 9.50%), due 3/25/42	510,000	578,445
Series 2022-R03, Class 1B2
15.18% (SOFR 30A + 9.85%), due 3/25/42	615,000	703,721
CSMC Trust
Series 2021-NQM5, Class A1
0.938%, due 5/25/66 (a)(i)	929,618	730,445
FHLMC STACR REMIC Trust (a)(b)
Series 2024-HQA1, Class M2
7.33% (SOFR 30A + 2.00%), due 3/25/44	505,000	504,869
Series 2020-DNA6, Class B1
8.33% (SOFR 30A + 3.00%), due 12/25/50	440,000	473,770
Series 2021-DNA5, Class B1
8.38% (SOFR 30A + 3.05%), due 1/25/34	1,220,000	1,289,772
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2021-HQA2, Class B1
8.48% (SOFR 30A + 3.15%), due 12/25/33	$ 1,200,000	$ 1,306,128
Series 2021-HQA4, Class B1
9.08% (SOFR 30A + 3.75%), due 12/25/41	600,000	618,809
Series 2020-HQA5, Class B1
9.33% (SOFR 30A + 4.00%), due 11/25/50	925,000	1,043,171
Series 2021-DNA1, Class B2
10.08% (SOFR 30A + 4.75%), due 1/25/51	1,755,000	1,859,951
Series 2020-DNA2, Class B2
10.244% (SOFR 30A + 4.914%), due 2/25/50	575,000	614,352
Series 2021-HQA1, Class B2
10.33% (SOFR 30A + 5.00%), due 8/25/33	1,515,000	1,620,918
Series 2020-HQA1, Class B2
10.545% (SOFR 30A + 5.214%), due 1/25/50	1,592,000	1,693,312
Series 2022-HQA1, Class M2
10.58% (SOFR 30A + 5.25%), due 3/25/42	655,000	708,631
Series 2021-HQA2, Class B2
10.78% (SOFR 30A + 5.45%), due 12/25/33	1,740,000	1,905,890
Series 2021-DNA5, Class B2
10.83% (SOFR 30A + 5.50%), due 1/25/34	1,745,000	1,921,636
Series 2021-DNA2, Class B2
11.33% (SOFR 30A + 6.00%), due 8/25/33	1,430,000	1,644,060
Series 2021-DNA3, Class B2
11.58% (SOFR 30A + 6.25%), due 10/25/33	1,075,000	1,253,800
Series 2021-HQA3, Class B2
11.58% (SOFR 30A + 6.25%), due 9/25/41	955,000	998,886
Series 2021-HQA4, Class B2
12.33% (SOFR 30A + 7.00%), due 12/25/41	1,380,000	1,458,432
Series 2022-DNA1, Class B2
12.43% (SOFR 30A + 7.10%), due 1/25/42	1,405,000	1,496,173
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2020-HQA5, Class B2
12.73% (SOFR 30A + 7.40%), due 11/25/50	$ 290,000	$ 346,638
FHLMC STACR Trust (a)(b)
Series 2019-HQA3, Class B2
12.944% (SOFR 30A + 7.614%), due 9/25/49	755,000	853,081
Series 2018-HQA2, Class B2
16.445% (SOFR 30A + 11.114%), due 10/25/48	1,395,000	1,771,729
FNMA Connecticut Avenue Securities
Series 2021-R02, Class 2B2
11.53% (SOFR 30A + 6.20%), due 11/25/41 (a)(b)	1,450,000	1,524,313
Onslow Bay Mortgage Loan Trust
Series 2021-NQM4, Class A1
1.957%, due 10/25/61 (a)(i)	669,201	543,221
Sequoia Mortgage Trust
Series 2021-4, Class A1
0.167%, due 6/25/51 (a)(h)(j)	25,378,303	229,752
STACR Trust
Series 2018-HRP2, Class B1
9.645% (SOFR 30A + 4.314%), due 2/25/47 (a)(b)	1,975,000	2,199,211
		43,801,411
Total Mortgage-Backed Securities (Cost $132,836,181)		130,014,078
U.S. Government & Federal Agencies 11.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 3.9%
FHLMC Gold Pools, Other
4.00%, due 6/1/42	836,646	768,439
UMBS Pool, 30 Year
2.50%, due 1/1/52	2,495,765	1,999,436
3.50%, due 4/1/52	688,167	597,914
5.00%, due 3/1/54	983,827	932,491
5.50%, due 7/1/53	3,767,686	3,657,985
5.50%, due 7/1/53	731,789	711,981
6.00%, due 10/1/53	405,812	402,413
6.00%, due 11/1/53	913,188	907,234
6.50%, due 10/1/53	1,161,587	1,170,542
6.50%, due 12/1/53	1,582,195	1,598,987
		12,747,422

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.6%
FNMA, Other
4.00%, due 3/1/42	$ 482,713	$ 445,142
4.00%, due 1/1/43	876,278	803,728
4.38%, due 7/1/28	1,000,000	969,958
6.00%, due 4/1/37	3,632	3,642
UMBS, 30 Year
3.50%, due 12/1/44	629,465	564,369
3.50%, due 11/1/50	85,164	73,798
3.50%, due 7/1/52	764,031	659,308
4.50%, due 1/1/54	2,540,000	2,341,142
5.00%, due 3/1/53	4,151,627	3,936,497
5.00%, due 5/1/53	1,082,394	1,026,250
5.50%, due 8/1/53	912,942	890,509
6.00%, due 8/1/53	825,543	819,452
6.00%, due 9/1/53	554,405	550,331
6.00%, due 9/1/53	1,252,924	1,241,851
6.00%, due 11/1/53	1,352,276	1,344,034
6.50%, due 9/1/53	82,144	82,881
6.50%, due 12/1/53	1,063,900	1,075,503
6.50%, due 3/1/54	1,731,682	1,754,996
		18,583,391
United States Treasury Inflation - Indexed Notes 0.2%
U.S. Treasury Inflation Linked Notes (k)
0.125%, due 1/15/30	162,832	144,419
0.875%, due 1/15/29	387,135	363,005
		507,424
United States Treasury Notes 1.6%
U.S. Treasury Notes
4.625%, due 4/30/29	1,840,000	1,832,957
4.625%, due 4/30/31	3,540,000	3,523,406
		5,356,363
Total U.S. Government & Federal Agencies (Cost $38,159,794)		37,194,600
Total Long-Term Bonds (Cost $345,226,194)		323,678,407

	Shares	Value

Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc.	1	$ 4
Total Common Stocks (Cost $0)		4
Short-Term Investments 1.5%
Affiliated Investment Company 1.2%
MainStay U.S. Government Liquidity Fund, 5.242% (l)	3,869,724	3,869,724
Unaffiliated Investment Company 0.3%
Invesco Government & Agency Portfolio, 5.309% (l)(m)	1,084,423	1,084,423
Total Short-Term Investments (Cost $4,954,147)		4,954,147
Total Investments (Cost $350,180,341)	99.9%	328,632,558
Other Assets, Less Liabilities	0.1	244,198
Net Assets	100.0%	$ 328,876,756

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2024.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2024.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $1,022,664. The Fund received cash collateral with a value of $1,084,423. (See Note 2(J))
(f)	Illiquid security—As of April 30, 2024, the total market value deemed illiquid under procedures approved by the Board of Trustees was $988,650, which represented 0.3% of the Fund’s net assets.
(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2024.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2024.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Current yield as of April 30, 2024.
(m)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 3,806	$ 96,025	$ (95,961)	$ —	$ —	$ 3,870	$ 124	$ —	3,870
Futures Contracts
As of April 30, 2024, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	34	June 2024	$ 3,614,848	$ 3,561,234	$ (53,614)
U.S. Treasury 10 Year Notes	134	June 2024	14,671,464	14,396,625	(274,839)
U.S. Treasury 10 Year Ultra Bonds	7	June 2024	772,641	771,531	(1,110)
U.S. Treasury Long Bonds	136	June 2024	16,194,926	15,478,500	(716,426)
U.S. Treasury Ultra Bonds	129	June 2024	16,466,185	15,423,563	(1,042,622)
Total Long Contracts					(2,088,611)
Short Contracts
U.S. Treasury 2 Year Notes	(4)	June 2024	(812,804)	(810,625)	2,179
Net Unrealized Depreciation					$ (2,086,432)

1.	As of April 30, 2024, cash in the amount of $1,650,203 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Total Return Bond Fund

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
STACR—Structured Agency Credit Risk
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 33,306,961	$ —	$ 33,306,961
Corporate Bonds	—	114,952,996	—	114,952,996
Foreign Government Bonds	—	7,639,968	—	7,639,968
Loan Assignments	—	569,804	—	569,804
Mortgage-Backed Securities	—	130,014,078	—	130,014,078
U.S. Government & Federal Agencies	—	37,194,600	—	37,194,600
Total Long-Term Bonds	—	323,678,407	—	323,678,407
Common Stocks	4	—	—	4
Short-Term Investments
Affiliated Investment Company	3,869,724	—	—	3,869,724
Unaffiliated Investment Company	1,084,423	—	—	1,084,423
Total Short-Term Investments	4,954,147	—	—	4,954,147
Total Investments in Securities	4,954,151	323,678,407	—	328,632,558
Other Financial Instruments
Futures Contracts (b)	2,179	—	—	2,179
Total Investments in Securities and Other Financial Instruments	$ 4,956,330	$ 323,678,407	$ —	$ 328,634,737
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (2,088,611)	$ —	$ —	$ (2,088,611)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $346,310,617) including securities on loan of $1,022,664	$324,762,834
Investment in affiliated investment companies, at value (identified cost $3,869,724)	3,869,724
Cash denominated in foreign currencies (identified cost $502)	497
Cash collateral on deposit at broker for futures contracts	1,650,203
Receivables:
Interest	2,116,898
Investment securities sold	401,284
Fund shares sold	82,733
Securities lending	357
Other assets	69,933
Total assets	332,954,463
Liabilities
Cash collateral received for securities on loan	1,084,423
Due to custodian	4,280
Payables:
Investment securities purchased	2,153,773
Variation margin on futures contracts	420,467
Fund shares redeemed	172,487
Manager (See Note 3)	90,196
Transfer agent (See Note 3)	41,220
Professional fees	37,164
Custodian	24,616
Shareholder communication	13,792
NYLIFE Distributors (See Note 3)	13,337
Trustees	489
Accrued expenses	6,288
Distributions payable	15,175
Total liabilities	4,077,707
Net assets	$328,876,756
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,351
Additional paid-in-capital	416,500,235
416,537,586
Total distributable earnings (loss)	(87,660,830)
Net assets	$328,876,756
Class A
Net assets applicable to outstanding shares	$ 47,593,035
Shares of beneficial interest outstanding	5,405,526
Net asset value per share outstanding	$ 8.80
Maximum sales charge (4.50% of offering price)	0.41
Maximum offering price per share outstanding	$ 9.21
Investor Class
Net assets applicable to outstanding shares	$ 4,232,310
Shares of beneficial interest outstanding	477,692
Net asset value per share outstanding	$ 8.86
Maximum sales charge (4.00% of offering price)	0.37
Maximum offering price per share outstanding	$ 9.23
Class C
Net assets applicable to outstanding shares	$ 3,021,586
Shares of beneficial interest outstanding	342,043
Net asset value and offering price per share outstanding	$ 8.83
Class I
Net assets applicable to outstanding shares	$ 62,817,658
Shares of beneficial interest outstanding	7,131,273
Net asset value and offering price per share outstanding	$ 8.81
Class R6
Net assets applicable to outstanding shares	$211,188,150
Shares of beneficial interest outstanding	23,991,964
Net asset value and offering price per share outstanding	$ 8.80
SIMPLE Class
Net assets applicable to outstanding shares	$ 24,017
Shares of beneficial interest outstanding	2,712
Net asset value and offering price per share outstanding	$ 8.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Total Return Bond Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 9,584,699
Dividends-affiliated	124,180
Securities lending, net	2,176
Total income	9,711,055
Expenses
Manager (See Note 3)	780,685
Transfer agent (See Note 3)	114,617
Distribution/Service—Class A (See Note 3)	60,223
Distribution/Service—Investor Class (See Note 3)	5,395
Distribution/Service—Class B (See Note 3)(a)	1,278
Distribution/Service—Class C (See Note 3)	16,598
Distribution/Service—Class R2 (See Note 3)(b)	23
Distribution/Service—Class R3 (See Note 3)(b)	807
Distribution/Service—SIMPLE Class (See Note 3)	58
Registration	60,042
Professional fees	49,377
Custodian	24,749
Trustees	4,572
Shareholder communication	1,619
Shareholder service (See Note 3)	179
Miscellaneous	4,924
Total expenses before waiver/reimbursement	1,125,146
Expense waiver/reimbursement from Manager (See Note 3)	(203,340)
Net expenses	921,806
Net investment income (loss)	8,789,249
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(4,918,678)
Futures transactions	503,620
Foreign currency transactions	3,001
Net realized gain (loss)	(4,412,057)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	22,256,988
Futures contracts	2,164,325
Translation of other assets and liabilities in foreign currencies	(476)
Net change in unrealized appreciation (depreciation)	24,420,837
Net realized and unrealized gain (loss)	20,008,780
Net increase (decrease) in net assets resulting from operations	$28,798,029

(a)	Class B shares converted into Class A or Investor Class shares pursuant to the applicable conversion schedule and are no longer offered for sale as of February 20, 2024.
(b)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,789,249	$ 18,224,540
Net realized gain (loss)	(4,412,057)	(34,402,731)
Net change in unrealized appreciation (depreciation)	24,420,837	26,950,519
Net increase (decrease) in net assets resulting from operations	28,798,029	10,772,328
Distributions to shareholders:
Class A	(1,174,082)	(2,153,236)
Investor Class	(99,111)	(172,568)
Class B(a)	(4,152)	(15,184)
Class C	(63,182)	(121,103)
Class I	(1,696,873)	(3,929,623)
Class R1(b)	(326)	(1,072)
Class R2(b)	(350)	(1,140)
Class R3(b)	(5,833)	(18,820)
Class R6	(5,885,765)	(11,688,445)
SIMPLE Class	(556)	(814)
Total distributions to shareholders	(8,930,230)	(18,102,005)
Capital share transactions:
Net proceeds from sales of shares	18,294,565	49,031,695
Net asset value of shares issued to shareholders in reinvestment of distributions	8,834,607	17,923,251
Cost of shares redeemed	(78,526,905)	(130,355,676)
Increase (decrease) in net assets derived from capital share transactions	(51,397,733)	(63,400,730)
Net increase (decrease) in net assets	(31,529,934)	(70,730,407)
Net Assets
Beginning of period	360,406,690	431,137,097
End of period	$328,876,756	$ 360,406,690

(a)	Class B shares converted into Class A or Investor Class shares pursuant to the applicable conversion schedule and are no longer offered for sale as of February 20, 2024.
(b)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.35	$ 8.57	$ 11.18	$ 11.35	$ 10.91	$ 10.10
Net investment income (loss)	0.21(a)	0.36(a)	0.29(a)	0.24(a)	0.24	0.27
Net realized and unrealized gain (loss)	0.46	(0.22)	(2.26)	(0.03)	0.47	0.82
Total from investment operations	0.67	0.14	(1.97)	0.21	0.71	1.09
Less distributions:
From net investment income	(0.22)	(0.36)	(0.31)	(0.25)	(0.27)	(0.28)
From net realized gain on investments	—	—	(0.33)	(0.13)	—	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.22)	(0.36)	(0.64)	(0.38)	(0.27)	(0.28)
Net asset value at end of period	$ 8.80	$ 8.35	$ 8.57	$ 11.18	$ 11.35	$ 10.91
Total investment return (b)	7.97%	1.50%	(18.43)%	1.86%	6.55%	10.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.73%††	4.06%	2.89%	2.14%	2.30%	2.63%
Net expenses (c)	0.87%††	0.83%	0.78%	0.83%	0.85%	0.88%
Expenses (before waiver/reimbursement) (c)	0.95%††	0.91%	0.83%	0.83%	0.85%	0.89%
Portfolio turnover rate	39%	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of period (in 000’s)	$ 47,593	$ 46,426	$ 54,484	$ 87,764	$ 92,997	$ 56,473

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.40	$ 8.62	$ 11.24	$ 11.42	$ 10.97	$ 10.15
Net investment income (loss)	0.20(a)	0.34(a)	0.26(a)	0.22(a)	0.24	0.26
Net realized and unrealized gain (loss)	0.47	(0.22)	(2.27)	(0.04)	0.46	0.82
Total from investment operations	0.67	0.12	(2.01)	0.18	0.70	1.08
Less distributions:
From net investment income	(0.21)	(0.34)	(0.28)	(0.23)	(0.25)	(0.26)
From net realized gain on investments	—	—	(0.33)	(0.13)	—	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.21)	(0.34)	(0.61)	(0.36)	(0.25)	(0.26)
Net asset value at end of period	$ 8.86	$ 8.40	$ 8.62	$ 11.24	$ 11.42	$ 10.97
Total investment return (b)	7.92%	1.20%	(18.65)%	1.54%	6.40%	10.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.49%††	3.77%	2.65%	1.93%	2.11%	2.46%
Net expenses (c)	1.11%††	1.12%	1.04%	1.04%	1.05%	1.05%
Expenses (before waiver/reimbursement) (c)	1.19%††	1.18%	1.09%	1.04%	1.05%	1.06%
Portfolio turnover rate	39%	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of period (in 000's)	$ 4,232	$ 4,109	$ 4,663	$ 6,894	$ 7,558	$ 6,557

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.38	$ 8.59	$ 11.21	$ 11.38	$ 10.93	$ 10.12
Net investment income (loss)	0.17(a)	0.27(a)	0.18(a)	0.13(a)	0.14	0.20
Net realized and unrealized gain (loss)	0.45	(0.21)	(2.27)	(0.03)	0.47	0.79
Total from investment operations	0.62	0.06	(2.09)	0.10	0.61	0.99
Less distributions:
From net investment income	(0.17)	(0.27)	(0.20)	(0.14)	(0.16)	(0.18)
From net realized gain on investments	—	—	(0.33)	(0.13)	—	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.17)	(0.27)	(0.53)	(0.27)	(0.16)	(0.18)
Net asset value at end of period	$ 8.83	$ 8.38	$ 8.59	$ 11.21	$ 11.38	$ 10.93
Total investment return (b)	7.41%	0.56%	(19.32)%	0.85%	5.64%	9.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.74%††	3.01%	1.83%	1.17%	1.35%	1.74%
Net expenses (c)	1.86%††	1.87%	1.79%	1.79%	1.80%	1.80%
Expenses (before waiver/reimbursement) (c)	1.94%††	1.93%	1.84%	1.79%	1.80%	1.81%
Portfolio turnover rate	39%	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of period (in 000’s)	$ 3,022	$ 3,348	$ 4,480	$ 10,449	$ 18,434	$ 11,916

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.35	$ 8.57	$ 11.18	$ 11.36	$ 10.91	$ 10.10
Net investment income (loss)	0.23(a)	0.39(a)	0.30(a)	0.27(a)	0.29	0.31
Net realized and unrealized gain (loss)	0.47	(0.21)	(2.25)	(0.04)	0.45	0.81
Total from investment operations	0.70	0.18	(1.95)	0.23	0.74	1.12
Less distributions:
From net investment income	(0.24)	(0.40)	(0.33)	(0.28)	(0.29)	(0.31)
From net realized gain on investments	—	—	(0.33)	(0.13)	—	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.24)	(0.40)	(0.66)	(0.41)	(0.29)	(0.31)
Net asset value at end of period	$ 8.81	$ 8.35	$ 8.57	$ 11.18	$ 11.36	$ 10.91
Total investment return (b)	8.31%	1.88%	(18.30)%	2.11%	6.91%	11.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.15%††	4.43%	3.01%	2.39%	2.56%	2.93%
Net expenses (c)	0.45%††	0.45%	0.53%	0.58%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.70%††	0.65%	0.58%	0.58%	0.60%	0.64%
Portfolio turnover rate	39%	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of period (in 000’s)	$ 62,818	$ 61,667	$ 94,122	$ 720,466	$ 686,829	$ 1,056,594

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class R6		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.35	$ 8.57	$ 11.18	$ 11.35	$ 10.91	$ 10.10
Net investment income (loss)	0.23(a)	0.39(a)	0.31(a)	0.27(a)	0.28	0.30
Net realized and unrealized gain (loss)	0.46	(0.21)	(2.26)	(0.02)	0.46	0.82
Total from investment operations	0.69	0.18	(1.95)	0.25	0.74	1.12
Less distributions:
From net investment income	(0.24)	(0.40)	(0.33)	(0.29)	(0.30)	(0.31)
From net realized gain on investments	—	—	(0.33)	(0.13)	—	—
Return of capital	—	—	(0.00)‡	—	—	—
Total distributions	(0.24)	(0.40)	(0.66)	(0.42)	(0.30)	(0.31)
Net asset value at end of period	$ 8.80	$ 8.35	$ 8.57	$ 11.18	$ 11.35	$ 10.91
Total investment return (b)	8.19%	1.89%	(18.20)%	2.16%	6.89%	11.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.15%††	4.44%	3.13%	2.43%	2.61%	2.98%
Net expenses (c)	0.45%††	0.45%	0.50%	0.53%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.54%††	0.53%	0.54%	0.53%	0.53%	0.53%
Portfolio turnover rate	39%	119%	98%(d)	111%(d)	123%	100%(d)
Net assets at end of period (in 000’s)	$ 211,188	$ 243,909	$ 272,227	$ 542,147	$ 716,703	$ 185,733

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 96%, 108%, 96% and 63% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 8.40	$ 8.62	$ 11.24	$ 11.41	$ 11.52**
Net investment income (loss)	0.21(a)	0.34	0.24(a)	0.19(a)	0.03
Net realized and unrealized gain (loss)	0.46	(0.22)	(2.28)	(0.03)	(0.11)
Total from investment operations	0.67	0.12	(2.04)	0.16	(0.08)
Less distributions:
From net investment income	(0.21)	(0.34)	(0.25)	(0.20)	(0.03)
From net realized gain on investments	—	—	(0.33)	(0.13)	—
Return of capital	—	—	(0.00)‡	—	—
Total distributions	(0.21)	(0.34)	(0.58)	(0.33)	(0.03)
Net asset value at end of period	$ 8.86	$ 8.40	$ 8.62	$ 11.24	$ 11.41
Total investment return (b)	7.99%	1.21%	(18.85)%	1.39%	(0.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.63%††	3.79%	2.43%	1.69%	1.80%††
Net expenses (c)	0.98%††	1.10%	1.28%	1.29%	1.26%††
Expenses (before waiver/reimbursement) (c)	1.05%††	1.18%	1.33%	1.29%	1.26%††
Portfolio turnover rate	39%	119%	98%(d)	111%(d)	123%
Net assets at end of period (in 000’s)	$ 24	$ 21	$ 20	$ 25	$ 25

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 96% and 108% for the years ended October 31, 2022 and 2021 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Total Return Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class C	January 2, 2004
Class I	January 2, 1991
Class R6	December 29, 2014
SIMPLE Class	August 31, 2020
Effective at the close of business on February 20, 2024, all outstanding Class B shares converted into Class A or Investor Class shares pursuant to the applicable conversion schedule and effective February 23, 2024, Class R1, R2 and R3 shares were liquidated.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee.

33

Notes to Financial Statements (Unaudited) (continued)
The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the

34	MainStay MacKay Total Return Bond Fund

valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2024, and can change at any time.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns
35

Notes to Financial Statements (Unaudited) (continued)
for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.

36	MainStay MacKay Total Return Bond Fund

(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(K) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end
37

Notes to Financial Statements (Unaudited) (continued)
of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(L) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(N) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2024:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$2,179	$2,179
Total Fair Value	$2,179	$2,179

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(2,088,611)	$(2,088,611)
Total Fair Value	$(2,088,611)	$(2,088,611)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$503,620	$503,620
Total Net Realized Gain (Loss)	$503,620	$503,620

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$2,164,325	$2,164,325
Total Net Change in Unrealized Appreciation (Depreciation)	$2,164,325	$2,164,325

38	MainStay MacKay Total Return Bond Fund

Average Notional Amount	Total
Futures Contracts Long	$ 75,950,531
Futures Contracts Short (a)	$(18,197,321)

(a)	Positions were open for four months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.44% from $1 billion to $3 billion; and 0.43% in excess of $3 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.45% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: 0.88% for Class A shares and 0.45% for Class I shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class C shares and SIMPLE Class shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $780,685 and waived fees and/or reimbursed expenses in the amount of $203,363 and paid the Subadvisor fees in the amount of $288,661.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
39

Notes to Financial Statements (Unaudited) (continued)
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the period November 1, 2023 through February 23, 2024, shareholder service fees incurred by the Fund were as follows:

Class R1*	$ 8
Class R2*	9
Class R3*	162

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $2,866 and $191, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2024, of $26 and $95, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$40,183	$—
Investor Class	8,861	—
Class B*	459	—
Class C	6,779	—
Class I	53,501	—
Class R1*	14	—
Class R2*	16	—
Class R3*	274	—
Class R6	4,528	—
SIMPLE Class	2	—

*	Effective at the close of business on February 20, 2024, all outstanding Class B shares converted into Class A or Investor Class shares pursuant to the applicable conversion schedule and effective February 23, 2024, Class R1, R2 and R3 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$497,306	0.8%
Class R6	28,739	0.0‡
SIMPLE Class	22,239	92.6

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$350,431,865	$3,244,631	$(25,043,938)	$(21,799,307)

40	MainStay MacKay Total Return Bond Fund

As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $63,495,657, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$26,683	$36,812
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$18,102,005
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of U.S. government securities were $25,145 and $22,582, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $107,462 and $157,018, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	423,671	$ 3,791,945
Shares issued to shareholders in reinvestment of distributions	121,351	1,085,680
Shares redeemed	(763,261)	(6,786,249)
Net increase (decrease) in shares outstanding before conversion	(218,239)	(1,908,624)
Shares converted into Class A (See Note 1)	63,111	566,502
Net increase (decrease)	(155,128)	$ (1,342,122)
Year ended October 31, 2023:
Shares sold	1,336,524	$ 12,009,159
Shares issued to shareholders in reinvestment of distributions	225,233	1,995,767
Shares redeemed	(2,404,821)	(21,340,980)
Net increase (decrease) in shares outstanding before conversion	(843,064)	(7,336,054)
Shares converted into Class A (See Note 1)	45,479	403,871
Shares converted from Class A (See Note 1)	(790)	(6,740)
Net increase (decrease)	(798,375)	$ (6,938,923)

41

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	7,701	$ 69,162
Shares issued to shareholders in reinvestment of distributions	10,937	98,469
Shares redeemed	(33,853)	(304,633)
Net increase (decrease) in shares outstanding before conversion	(15,215)	(137,002)
Shares converted into Investor Class (See Note 1)	17,225	155,109
Shares converted from Investor Class (See Note 1)	(13,453)	(121,827)
Net increase (decrease)	(11,443)	$ (103,720)
Year ended October 31, 2023:
Shares sold	21,347	$ 190,107
Shares issued to shareholders in reinvestment of distributions	19,166	170,877
Shares redeemed	(86,094)	(765,645)
Net increase (decrease) in shares outstanding before conversion	(45,581)	(404,661)
Shares converted into Investor Class (See Note 1)	22,716	202,510
Shares converted from Investor Class (See Note 1)	(28,987)	(258,759)
Net increase (decrease)	(51,852)	$ (460,910)

Class B	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	2	$ 41
Shares issued to shareholders in reinvestment of distributions	448	4,023
Shares redeemed	(3,384)	(30,620)
Net increase (decrease) in shares outstanding before conversion	(2,934)	(26,556)
Shares converted from Class B (See Note 1)	(46,840)	(419,864)
Net increase (decrease)	(49,774)	$ (446,420)
Year ended October 31, 2023:
Shares sold	9	$ 91
Shares issued to shareholders in reinvestment of distributions	1,659	14,733
Shares redeemed	(12,098)	(107,511)
Net increase (decrease) in shares outstanding before conversion	(10,430)	(92,687)
Shares converted from Class B (See Note 1)	(10,455)	(92,850)
Net increase (decrease)	(20,885)	$ (185,537)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	37,197	$ 334,536
Shares issued to shareholders in reinvestment of distributions	6,994	62,784
Shares redeemed	(84,918)	(763,688)
Net increase (decrease) in shares outstanding before conversion	(40,727)	(366,368)
Shares converted from Class C (See Note 1)	(16,985)	(153,247)
Net increase (decrease)	(57,712)	$ (519,615)
Year ended October 31, 2023:
Shares sold	28,064	$ 251,509
Shares issued to shareholders in reinvestment of distributions	13,540	120,424
Shares redeemed	(135,149)	(1,207,734)
Net increase (decrease) in shares outstanding before conversion	(93,545)	(835,801)
Shares converted from Class C (See Note 1)	(27,977)	(249,422)
Net increase (decrease)	(121,522)	$ (1,085,223)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	873,065	$ 7,800,049
Shares issued to shareholders in reinvestment of distributions	189,315	1,695,051
Shares redeemed	(1,313,913)	(11,702,778)
Net increase (decrease)	(251,533)	$ (2,207,678)
Year ended October 31, 2023:
Shares sold	1,328,814	$ 11,845,018
Shares issued to shareholders in reinvestment of distributions	441,739	3,925,913
Shares redeemed	(5,368,675)	(47,194,900)
Net increase (decrease) in shares outstanding before conversion	(3,598,122)	(31,423,969)
Shares converted into Class I (See Note 1)	158	1,390
Net increase (decrease)	(3,597,964)	$(31,422,579)

Class R1	Shares	Amount
Six-month period ended April 30, 2024: (b)
Shares issued to shareholders in reinvestment of distributions	36	$ 326
Shares redeemed	(2,956)	(26,572)
Net increase (decrease)	(2,920)	$ (26,246)
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	121	$ 1,072
Net increase (decrease)	121	$ 1,072

42	MainStay MacKay Total Return Bond Fund

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (b)
Shares issued to shareholders in reinvestment of distributions	39	$ 350
Shares redeemed	(3,338)	(30,000)
Net increase (decrease)	(3,299)	$ (29,650)
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	128	$ 1,140
Net increase (decrease)	128	$ 1,140

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (b)
Shares sold	4,048	$ 35,849
Shares issued to shareholders in reinvestment of distributions	179	1,603
Shares redeemed	(56,164)	(504,569)
Net increase (decrease) in shares outstanding before conversion	(51,937)	(467,117)
Shares converted from Class R3 (See Note 1)	(2,970)	(26,673)
Net increase (decrease)	(54,907)	$ (493,790)
Year ended October 31, 2023:
Shares sold	6,133	$ 53,842
Shares issued to shareholders in reinvestment of distributions	460	4,066
Shares redeemed	(8,063)	(71,558)
Net increase (decrease)	(1,470)	$ (13,650)

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	702,800	$ 6,261,270
Shares issued to shareholders in reinvestment of distributions	658,080	5,885,765
Shares redeemed	(6,590,628)	(58,377,796)
Net increase (decrease)	(5,229,748)	$(46,230,761)
Year ended October 31, 2023:
Shares sold	2,791,732	$ 24,681,969
Shares issued to shareholders in reinvestment of distributions	1,319,851	11,688,445
Shares redeemed	(6,668,713)	(59,667,348)
Net increase (decrease)	(2,557,130)	$(23,296,934)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	188	$ 1,713
Shares issued to shareholders in reinvestment of distributions	62	556
Net increase (decrease)	250	$ 2,269
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	92	$ 814
Net increase (decrease)	92	$ 814

(a)	Class B shares converted into Class A or Investor Class shares pursuant to the applicable conversion schedule and are no longer offered for sale as of February 20, 2024.
(b)	Class liquidated and is no longer offered for sale as of February 23, 2024.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Total Return Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

44	MainStay MacKay Total Return Bond Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

46	MainStay MacKay Total Return Bond Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
47

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
48	MainStay MacKay Total Return Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
49

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022327 MS081-24	MSTRB10-06/24
(NYLIM) NL229

MainStay Short Term Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 1.00% Initial Sales Charge	With sales charges	1/2/2004	2.21%	2.39%	0.91%	1.39%	0.75%
		Excluding sales charges		3.24	3.43	1.52	1.70	0.75
Investor Class Shares[3,4]	Maximum 0.50% Initial Sales Charge	With sales charges	2/28/2008	2.58	2.67	0.74	1.17	1.27
		Excluding sales charges		3.10	3.19	1.36	1.48	1.27
Class I Shares	No Sales Charge		1/2/1991	3.39	3.75	1.85	2.01	0.48
SIMPLE Class Shares	No Sales Charge		8/31/2020	3.10	3.11	N/A	-0.31	1.08

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to February 28, 2020, the maximum initial sales charge applicable was 3.00%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 1.00%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	4.97%	-1.47%	-0.16%	1.20%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[3]	2.46	2.79	1.24	1.24
Morningstar U.S. Fund Short-Term Bond Category Average[4]	3.78	3.89	1.52	1.52

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Bloomberg U.S. Aggregate Bond Index, which represents a broad measure of market performance, as a replacement for the Bloomberg 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
3.	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests, is an unmanaged index comprised of investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities, with maturities of one to three years.
4.	The Morningstar U.S. Fund Short-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These funds are attractive to fairly conservative investors, because they are less sensitive to interest rates than funds with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the MCBI. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,032.40	$3.54	$1,021.38	$3.52	0.70%
Investor Class Shares	$1,000.00	$1,031.00	$4.65	$1,020.29	$4.62	0.92%
Class I Shares	$1,000.00	$1,033.90	$2.02	$1,022.87	$2.01	0.40%
SIMPLE Class Shares	$1,000.00	$1,031.00	$4.75	$1,020.19	$4.72	0.94%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2024 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.25%-4.875%, due 5/15/24–2/15/34
2.	iShares 1-5 Year Investment Grade Corporate Bond ETF
3.	FNMA, 2.00%-2.50%, due 2/25/51–5/25/51
4.	Deutsche Bank AG, 6.119%, due 7/14/26
5.	A&D Mortgage Trust, 6.195%-7.472%, due 9/25/68–2/25/69
6.	JPMorgan Chase & Co., 2.005%-5.581%, due 12/15/25–4/22/30
7.	Morgan Stanley, 4.679%-6.138%, due 7/17/26–4/18/30
8.	UMBS Pool, 30 Year, 5.50%-6.00%, due 10/1/52–7/1/53
9.	GNMA, 0.611%-0.859%, due 4/16/63–9/16/63
10.	Bank of America Corp., 5.08%-5.202%, due 1/20/27–4/25/29

8	MainStay Short Term Bond Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 95.2%
Asset-Backed Securities 11.8%
Other Asset-Backed Securities 11.8%
AGL CLO 29 Ltd.
Series 2024-29A, Class B
7.383% (3 Month SOFR + 2.05%), due 4/21/37 (a)(b)	$ 750,000	$ 751,223
ALLO Issuer LLC
Series 2023-1A, Class A2
6.20%, due 6/20/53 (a)	800,000	787,378
Ballyrock CLO 23 Ltd.
Series 2023-23A, Class A1
7.304% (3 Month SOFR + 1.98%), due 4/25/36 (a)(b)	500,000	504,265
Barings CLO Ltd.
Series 2024-1A, Class B
7.369% (3 Month SOFR + 2.10%), due 1/20/37 (a)(b)	450,000	451,894
Barings Loan Partners CLO Ltd. 3
Series LP-3A, Class BR
7.425% (3 Month SOFR + 2.10%), due 7/20/33 (a)(b)	750,000	752,606
Benefit Street Partners CLO XXX Ltd.
Series 2023-30A, Class A
7.424% (3 Month SOFR + 2.10%), due 4/25/36 (a)(b)	400,000	402,952
Cars Net Lease Mortgage Notes
Series 2020-1A, Class A3
3.10%, due 12/15/50 (a)	688,333	592,221
CyrusOne Data Centers Issuer I LLC (a)
Series 2023-1A, Class A2
4.30%, due 4/20/48	500,000	463,968
Series 2023-2A, Class A2
5.56%, due 11/20/48	675,000	655,921
Empower CLO Ltd.
Series 2023-2A, Class A1
7.529% (3 Month SOFR + 2.20%), due 7/15/36 (a)(b)	1,000,000	1,013,279
Invesco US CLO Ltd.
Series 2023-2A, Class A
7.125% (3 Month SOFR + 1.80%), due 4/21/36 (a)(b)	1,000,000	1,005,300
Juniper Valley Park CLO LLC
Series 2023-1A, Class B
7.875% (3 Month SOFR + 2.55%), due 7/20/35 (a)(b)	750,000	751,784
MetroNet Infrastructure Issuer LLC
Series 2022-1A, Class A2
6.35%, due 10/20/52 (a)	800,000	799,245
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Oak Street Investment Grade Net Lease Fund
Series 2021-1A, Class A1
1.48%, due 1/20/51 (a)	$ 681,588	$ 622,397
Oaktree CLO Ltd.
Series 2022-2A, Class BR
7.479% (3 Month SOFR + 2.15%), due 7/15/33 (a)(b)	1,000,000	1,002,200
Octagon 67 Ltd.
Series 2023-1A, Class A1
7.124% (3 Month SOFR + 1.80%), due 4/25/36 (a)(b)	1,000,000	1,002,766
SMB Private Education Loan Trust
Series 2021-A, Class B
2.31%, due 1/15/53 (a)	711,808	662,507
Sunnova Helios XIII Issuer LLC
Series 2024-A, Class A
5.30%, due 2/20/51 (a)	729,108	695,955
SVC ABS LLC
Series 2023-1A, Class A
5.15%, due 2/20/53 (a)	780,421	737,270
Texas Debt Capital CLO Ltd.
Series 2023-2A, Class A
7.275% (3 Month SOFR + 1.95%), due 7/21/35 (a)(b)	750,000	751,276
Ziply Fiber Issuer LLC
Series 2024-1A, Class A2
6.64%, due 4/20/54 (a)	600,000	599,247
Total Asset-Backed Securities (Cost $14,828,561)		15,005,654
Corporate Bonds 35.9%
Aerospace & Defense 0.5%
BAE Systems plc
5.125%, due 3/26/29 (a)	590,000	579,173
Auto Manufacturers 2.5%
American Honda Finance Corp.
0.55%, due 7/12/24	615,000	609,034
Ford Motor Credit Co. LLC
4.542%, due 8/1/26	505,000	488,467
5.125%, due 6/16/25	510,000	504,612
6.80%, due 5/12/28	200,000	204,090
General Motors Financial Co., Inc.
6.05%, due 10/10/25	735,000	736,712
Hyundai Capital America
5.65%, due 6/26/26 (a)	420,000	418,184

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Nissan Motor Acceptance Co. LLC (a)
2.45%, due 9/15/28	$ 200,000	$ 170,144
6.95%, due 9/15/26	60,000	61,058
		3,192,301
Banks 18.1%
ABN AMRO Bank NV
6.339% (1 Year Treasury Constant Maturity Rate + 1.65%), due 9/18/27 (a)(b)	255,000	257,223
Bank of America Corp. (c)
5.08%, due 1/20/27	1,140,000	1,127,913
5.202%, due 4/25/29	380,000	374,119
Bank of New York Mellon Corp. (The) (c)
4.543%, due 2/1/29	170,000	164,883
4.947%, due 4/26/27	325,000	321,638
Barclays plc
5.829%, due 5/9/27 (c)	210,000	209,267
7.385% (1 Year Treasury Constant Maturity Rate + 3.30%), due 11/2/28 (b)	990,000	1,034,021
Citigroup, Inc.
5.61%, due 9/29/26 (c)	1,040,000	1,037,713
Citizens Bank NA
6.064%, due 10/24/25 (c)	790,000	786,294
Credit Suisse AG
7.95%, due 1/9/25	1,010,000	1,023,595
Deutsche Bank AG
6.119%, due 7/14/26 (c)	2,090,000	2,088,485
Fifth Third Bank NA
5.852%, due 10/27/25 (c)	1,040,000	1,038,327
Goldman Sachs Group, Inc. (The)
5.70%, due 11/1/24	280,000	280,058
6.484%, due 10/24/29 (c)	785,000	809,996
HSBC Holdings plc
7.336%, due 11/3/26 (c)	840,000	858,858
Huntington National Bank (The) (c)
4.008%, due 5/16/25	580,000	579,093
5.699%, due 11/18/25	295,000	293,257
JPMorgan Chase & Co. (c)
2.005%, due 3/13/26	310,000	299,884
5.04%, due 1/23/28	90,000	88,723
5.546%, due 12/15/25	390,000	388,991
5.571%, due 4/22/28	340,000	339,732
5.581%, due 4/22/30	680,000	679,397
KeyBank NA
3.30%, due 6/1/25	526,000	508,327
	Principal Amount	Value

Banks (continued)
KeyBank NA (continued)
4.15%, due 8/8/25	$ 540,000	$ 524,182
Manufacturers & Traders Trust Co.
2.90%, due 2/6/25	610,000	595,204
Morgan Stanley (c)
4.679%, due 7/17/26	450,000	444,149
5.173%, due 1/16/30	595,000	583,396
5.656%, due 4/18/30	360,000	360,076
6.138%, due 10/16/26	380,000	382,098
Morgan Stanley Bank NA
4.754%, due 4/21/26	620,000	611,928
PNC Financial Services Group, Inc. (The) (c)
4.758%, due 1/26/27	125,000	123,156
5.812%, due 6/12/26	230,000	230,047
6.615%, due 10/20/27	295,000	301,445
Royal Bank of Canada
5.66%, due 10/25/24	320,000	320,032
Societe Generale SA
6.446% (1 Year Treasury Constant Maturity Rate + 2.55%), due 1/10/29 (a)(b)	375,000	379,837
State Street Corp.
4.857%, due 1/26/26 (c)	135,000	133,984
Toronto-Dominion Bank (The)
4.285%, due 9/13/24	350,000	348,351
Truist Bank
2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	285,000	274,516
U.S. Bancorp (c)
4.653%, due 2/1/29	390,000	375,885
6.787%, due 10/26/27	440,000	451,263
UBS Group AG
6.327% (1 Year Treasury Constant Maturity Rate + 1.60%), due 12/22/27 (a)(b)	625,000	632,764
Wells Fargo & Co. (c)
4.54%, due 8/15/26	780,000	767,538
5.198%, due 1/23/30	745,000	730,495
		23,160,140
Biotechnology 0.5%
Amgen, Inc.
5.15%, due 3/2/28	665,000	659,094

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Short Term Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.4%
Celanese US Holdings LLC
6.05%, due 3/15/25	$ 196,000	$ 196,026
6.55%, due 11/15/30	260,000	266,329
		462,355
Diversified Financial Services 3.7%
AerCap Ireland Capital DAC
1.65%, due 10/29/24	162,000	158,612
6.45%, due 4/15/27	587,000	598,411
Air Lease Corp.
0.80%, due 8/18/24	750,000	738,746
American Express Co.
6.489%, due 10/30/31 (c)	440,000	460,552
Antares Holdings LP (a)
3.95%, due 7/15/26	250,000	234,153
7.95%, due 8/11/28	250,000	256,923
Ares Management Corp.
6.375%, due 11/10/28	485,000	500,419
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	355,000	359,240
Capital One Financial Corp.
4.985%, due 7/24/26 (c)	260,000	256,975
Charles Schwab Corp. (The)
6.196%, due 11/17/29 (c)	390,000	399,147
Intercontinental Exchange, Inc.
3.65%, due 5/23/25	775,000	759,735
		4,722,913
Electric 2.2%
Duke Energy Corp.
2.45%, due 6/1/30	235,000	197,964
Enel Finance America LLC
7.10%, due 10/14/27 (a)	200,000	208,475
Florida Power & Light Co.
5.05%, due 4/1/28	595,000	591,704
National Rural Utilities Cooperative Finance Corp.
5.05%, due 9/15/28	280,000	276,799
Pacific Gas and Electric Co.
5.45%, due 6/15/27	225,000	223,567
6.10%, due 1/15/29	395,000	398,217
Southern California Edison Co.
5.30%, due 3/1/28	355,000	352,999
5.85%, due 11/1/27	305,000	308,425
Southern Co. (The)
5.15%, due 10/6/25	280,000	278,020
		2,836,170
	Principal Amount	Value

Entertainment 0.2%
Warnermedia Holdings, Inc.
3.755%, due 3/15/27	$ 305,000	$ 287,400
Food 0.2%
Tyson Foods, Inc.
5.40%, due 3/15/29	300,000	296,897
Healthcare-Products 0.6%
Baxter International, Inc.
2.272%, due 12/1/28	125,000	108,167
Solventum Corp.
5.45%, due 2/25/27 (a)	670,000	664,354
		772,521
Healthcare-Services 0.4%
HCA, Inc.
5.625%, due 9/1/28	445,000	443,020
Insurance 0.5%
Corebridge Global Funding
5.20%, due 1/12/29 (a)	625,000	613,503
Internet 0.3%
Meta Platforms, Inc.
3.50%, due 8/15/27	450,000	427,659
Investment Companies 0.4%
Blackstone Private Credit Fund
7.05%, due 9/29/25	205,000	206,912
Blue Owl Credit Income Corp.
5.50%, due 3/21/25	320,000	317,642
		524,554
Media 0.2%
Charter Communications Operating LLC
4.908%, due 7/23/25	225,000	221,920
Pharmaceuticals 0.9%
AbbVie, Inc.
4.80%, due 3/15/27	660,000	652,059
Becton Dickinson & Co.
4.693%, due 2/13/28	135,000	131,357
Cigna Group (The)
5.00%, due 5/15/29	290,000	284,104
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
CVS Health Corp.
4.30%, due 3/25/28	$ 85,000	$ 81,562
		1,149,082
Pipelines 1.1%
Cheniere Energy Partners LP
4.00%, due 3/1/31	265,000	236,448
Energy Transfer LP
5.55%, due 2/15/28	290,000	289,700
ONEOK, Inc.
5.55%, due 11/1/26	265,000	264,726
5.85%, due 1/15/26	275,000	276,047
Plains All American Pipeline LP
4.50%, due 12/15/26	295,000	286,961
		1,353,882
Semiconductors 0.8%
Broadcom Corp.
3.875%, due 1/15/27	500,000	479,820
Intel Corp.
4.875%, due 2/10/28	320,000	315,266
Micron Technology, Inc.
4.975%, due 2/6/26	265,000	262,117
		1,057,203
Software 0.8%
Oracle Corp.
1.65%, due 3/25/26	1,140,000	1,059,094
Telecommunications 1.3%
AT&T, Inc.
1.70%, due 3/25/26	780,000	726,377
Rogers Communications, Inc.
5.00%, due 2/15/29	485,000	471,955
T-Mobile USA, Inc.
2.625%, due 4/15/26	500,000	472,396
		1,670,728
Trucking & Leasing 0.3%
Penske Truck Leasing Co. LP (a)
5.75%, due 5/24/26	250,000	250,077
6.05%, due 8/1/28	135,000	136,453
		386,530
Total Corporate Bonds (Cost $45,862,279)		45,876,139
	Principal Amount	Value
Foreign Government Bond 0.3%
France 0.3%
Electricite de France SA
5.65%, due 4/22/29 (a)	$ 425,000	$ 423,799
Total Foreign Government Bond (Cost $424,399)		423,799
Mortgage-Backed Securities 10.1%
Agency (Collateralized Mortgage Obligations) 2.5%
FHLMC
REMIC, Series 5144, Class QI
2.50%, due 4/25/51 (d)	7,331,066	865,165
FNMA (d)
REMIC, Series 2023-2, Class DI
2.00%, due 5/25/51	4,222,330	556,215
REMIC, Series 2021-3, Class TI
2.50%, due 2/25/51	2,231,096	362,385
REMIC, Series 2021-61, Class MI
2.50%, due 4/25/51	5,844,624	677,639
REMIC, Series 2023-2, Class EI
2.50%, due 4/25/51	4,660,129	747,418
		3,208,822
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.4%
BX
Series 2024-BRVE, Class A
7.141% (1 Month SOFR + 1.841%), due 4/15/26 (a)(b)	750,000	747,656
CENT Trust
Series 2023-CITY, Class A
7.941% (1 Month SOFR + 2.62%), due 9/15/38 (a)(b)	750,000	755,625
FNMA, ACES
REMIC, Series 2019-M12, Class X3
0.717%, due 6/25/29 (d)(e)	13,000,000	346,620
GNMA (d)(e)
Series 2023-179
0.611%, due 9/16/63	14,852,850	611,659
Series 2024-32
0.706%, due 6/16/63	12,447,588	615,104
Series 2021-106
0.859%, due 4/16/63	8,024,084	524,574
OPEN Trust
Series 2023-AIR, Class A
8.41% (1 Month SOFR + 3.089%), due 10/15/28 (a)(b)	692,316	700,104
		4,301,342

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Short Term Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) 4.2%
A&D Mortgage Trust (a)(f)
Series 2024-NQM1, Class A1
6.195%, due 2/25/69	$ 582,993	$ 577,899
Series 2023-NQM5, Class A1
7.049%, due 11/25/68	730,700	735,256
Series 2023-NQM4, Class A1
7.472%, due 9/25/68	698,192	704,611
BRAVO Residential Funding Trust
Series 2023-NQM8, Class A1
6.394%, due 10/25/63 (a)(f)	479,562	478,681
COLT Mortgage Loan Trust (a)(f)
Series 2023-4, Class A1
7.163%, due 10/25/68	711,088	716,027
Series 2023-3, Class A1
7.18%, due 9/25/68	516,891	522,644
GCAT Trust
Series 2023-NQM3, Class A1
6.889%, due 8/25/68 (a)(f)	680,811	685,936
HOMES Trust
Series 2023-NQM2, Class A1
6.456%, due 2/25/68 (a)(f)	885,568	881,770
		5,302,824
Total Mortgage-Backed Securities (Cost $12,760,353)		12,812,988
U.S. Government & Federal Agencies 37.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.4%
UMBS Pool, 30 Year
5.50%, due 10/1/52	481,363	469,141
5.50%, due 11/1/52	742,845	723,690
6.00%, due 7/1/53	572,692	573,745
		1,766,576
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.9%
UMBS, 30 Year
6.00%, due 11/1/52	684,941	681,741
6.00%, due 9/1/53	512,713	517,105
		1,198,846
United States Treasury Notes 34.8%
U.S. Treasury Notes
0.25%, due 5/15/24	3,225,000	3,218,626
2.875%, due 5/31/25	1,310,000	1,277,506
4.00%, due 2/15/34	1,890,000	1,789,594
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
4.25%, due 9/30/24	$ 3,800,000	$ 3,782,076
4.50%, due 4/15/27	4,075,000	4,033,613
4.625%, due 4/30/29	440,000	438,316
4.875%, due 4/30/26	29,975,000	29,884,841
		44,424,572
Total U.S. Government & Federal Agencies (Cost $47,524,607)		47,389,994
Total Long-Term Bonds (Cost $121,400,199)		121,508,574

	Shares

Exchange-Traded Fund 3.2%
iShares 1-5 Year Investment Grade Corporate Bond ETF	80,301	4,078,488
Total Exchange-Traded Fund (Cost $4,041,019)		4,078,488
Total Investments (Cost $125,441,218)	98.4%	125,587,062
Other Assets, Less Liabilities	1.6	2,103,658
Net Assets	100.0%	$ 127,690,720

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2024.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2024.
(d)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2024.
(f)	Step coupon—Rate shown was the rate in effect as of April 30, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Futures Contracts
As of April 30, 2024, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	161	June 2024	$ 32,977,312	$ 32,627,656	$ (349,656)
Short Contracts
U.S. Treasury 5 Year Notes	(119)	June 2024	(12,626,504)	(12,464,320)	162,184
U.S. Treasury 10 Year Notes	(20)	June 2024	(2,202,574)	(2,148,750)	53,824
U.S. Treasury 10 Year Ultra Bonds	(31)	June 2024	(3,521,350)	(3,416,781)	104,569
U.S. Treasury Long Bonds	(3)	June 2024	(345,846)	(341,438)	4,408
Total Short Contracts					324,985
Net Unrealized Depreciation					$ (24,671)

1.	As of April 30, 2024, cash in the amount of $318,632 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2024.
Abbreviation(s):
ACES—Alternative Credit Enhancement Securities
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
SVC—El Salvador Colon
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Short Term Bond Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 15,005,654	$ —	$ 15,005,654
Corporate Bonds	—	45,876,139	—	45,876,139
Foreign Government Bond	—	423,799	—	423,799
Mortgage-Backed Securities	—	12,812,988	—	12,812,988
U.S. Government & Federal Agencies	—	47,389,994	—	47,389,994
Total Long-Term Bonds	—	121,508,574	—	121,508,574
Exchange-Traded Fund	4,078,488	—	—	4,078,488
Total Investments in Securities	4,078,488	121,508,574	—	125,587,062
Other Financial Instruments
Futures Contracts (b)	324,985	—	—	324,985
Total Investments in Securities and Other Financial Instruments	$ 4,403,473	$ 121,508,574	$ —	$ 125,912,047
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (349,656)	$ —	$ —	$ (349,656)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (identified cost $125,441,218)	$125,587,062
Cash	1,442,230
Cash collateral on deposit at broker for futures contracts	318,632
Receivables:
Interest	773,857
Investment securities sold	524,107
Fund shares sold	368,613
Variation margin on futures contracts	66,327
Other assets	60,767
Total assets	129,141,595
Liabilities
Payables:
Investment securities purchased	1,105,899
Fund shares redeemed	217,004
Professional fees	30,104
Manager (See Note 3)	29,019
Transfer agent (See Note 3)	25,818
Custodian	18,494
NYLIFE Distributors (See Note 3)	11,427
Shareholder communication	4,053
Trustees	69
Accrued expenses	1,007
Distributions payable	7,981
Total liabilities	1,450,875
Net assets	$127,690,720
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 14,176
Additional paid-in-capital	134,713,228
134,727,404
Total distributable earnings (loss)	(7,036,684)
Net assets	$127,690,720
Class A
Net assets applicable to outstanding shares	$53,389,135
Shares of beneficial interest outstanding	5,931,209
Net asset value per share outstanding	$ 9.00
Maximum sales charge (1.00% of offering price)	0.09
Maximum offering price per share outstanding	$ 9.09
Investor Class
Net assets applicable to outstanding shares	$ 2,034,658
Shares of beneficial interest outstanding	224,410
Net asset value per share outstanding	$ 9.07
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$ 9.12
Class I
Net assets applicable to outstanding shares	$72,216,111
Shares of beneficial interest outstanding	8,015,188
Net asset value and offering price per share outstanding	$ 9.01
SIMPLE Class
Net assets applicable to outstanding shares	$ 50,816
Shares of beneficial interest outstanding	5,607
Net asset value and offering price per share outstanding	$ 9.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Short Term Bond Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$4,617,439
Dividends	76,052
Total income	4,693,491
Expenses
Manager (See Note 3)	215,146
Distribution/Service—Class A (See Note 3)	66,189
Distribution/Service—Investor Class (See Note 3)	2,569
Distribution/Service—SIMPLE Class (See Note 3)	118
Transfer agent (See Note 3)	62,127
Professional fees	43,377
Registration	33,710
Custodian	21,396
Shareholder communication	7,199
Trustees	2,130
Miscellaneous	3,307
Total expenses before waiver/reimbursement	457,268
Expense waiver/reimbursement from Manager (See Note 3)	(29,443)
Net expenses	427,825
Net investment income (loss)	4,265,666
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(94,833)
Futures transactions	(373,413)
Net realized gain (loss)	(468,246)
Net change in unrealized appreciation (depreciation) on:
Investments	2,015,754
Futures contracts	(97,952)
Net change in unrealized appreciation (depreciation)	1,917,802
Net realized and unrealized gain (loss)	1,449,556
Net increase (decrease) in net assets resulting from operations	$5,715,222
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,265,666	$ 6,036,001
Net realized gain (loss)	(468,246)	(3,714,299)
Net change in unrealized appreciation (depreciation)	1,917,802	1,143,583
Net increase (decrease) in net assets resulting from operations	5,715,222	3,465,285
Distributions to shareholders:
Class A	(1,333,651)	(2,107,106)
Investor Class	(49,241)	(82,020)
Class I	(2,897,222)	(3,851,715)
SIMPLE Class	(1,153)	(1,393)
Total distributions to shareholders	(4,281,267)	(6,042,234)
Capital share transactions:
Net proceeds from sales of shares	35,000,512	162,985,768
Net asset value of shares issued to shareholders in reinvestment of distributions	4,245,120	5,982,196
Cost of shares redeemed	(89,068,934)	(80,460,861)
Increase (decrease) in net assets derived from capital share transactions	(49,823,302)	88,507,103
Net increase (decrease) in net assets	(48,389,347)	85,930,154
Net Assets
Beginning of period	176,080,067	90,149,913
End of period	$127,690,720	$176,080,067
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.94	$ 9.03	$ 9.78	$ 10.72	$ 10.91	$ 10.09
Net investment income (loss)	0.21(a)	0.36(a)	0.14(a)	0.07(a)	0.15	0.27
Net realized and unrealized gain (loss)	0.08	(0.10)	(0.74)	(0.01)	0.05	0.82
Total from investment operations	0.29	0.26	(0.60)	0.06	0.20	1.09
Less distributions:
From net investment income	(0.23)	(0.35)	(0.13)	(0.08)	(0.17)	(0.27)
From net realized gain on investments	—	—	(0.02)	(0.92)	(0.22)	—
Total distributions	(0.23)	(0.35)	(0.15)	(1.00)	(0.39)	(0.27)
Net asset value at end of period	$ 9.00	$ 8.94	$ 9.03	$ 9.78	$ 10.72	$ 10.91
Total investment return (b)	3.24%	2.92%	(6.08)%	0.59%	2.00%	10.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.76%††	3.94%	1.45%	0.70%	1.32%	2.50%
Net expenses (c)	0.70%††	0.75%	0.76%	0.72%	0.72%	0.60%
Expenses (before waiver/reimbursement) (c)	0.70%††	0.75%	0.88%	0.77%	0.75%	0.60%
Portfolio turnover rate	194%	495%(d)	279%(d)	236%	299%(d)	75%(d)
Net assets at end of period (in 000’s)	$ 53,389	$ 54,946	$ 54,971	$ 60,444	$ 43,452	$ 23,771

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 495%, 271%, 298%, and 72% for the years ended October 31, 2023, 2022, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.01	$ 9.09	$ 9.85	$ 10.79	$ 10.97	$ 10.15
Net investment income (loss)	0.21(a)	0.34(a)	0.12(a)	0.05(a)	0.13	0.23
Net realized and unrealized gain (loss)	0.07	(0.08)	(0.74)	—	0.06	0.82
Total from investment operations	0.28	0.26	(0.62)	0.05	0.19	1.05
Less distributions:
From net investment income	(0.22)	(0.34)	(0.12)	(0.07)	(0.15)	(0.23)
From net realized gain on investments	—	—	(0.02)	(0.92)	(0.22)	—
Total distributions	(0.22)	(0.34)	(0.14)	(0.99)	(0.37)	(0.23)
Net asset value at end of period	$ 9.07	$ 9.01	$ 9.09	$ 9.85	$ 10.79	$ 10.97
Total investment return (b)	3.10%	2.83%	(6.28)%	0.44%	1.76%	10.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.54%††	3.76%	1.27%	0.51%	1.18%	2.18%
Net expenses (c)	0.92%††	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement) (c)	1.24%††	1.27%	1.32%	1.29%	1.22%	1.12%
Portfolio turnover rate	194%	495%(d)	279%(d)	236%	299%(d)	75%(d)
Net assets at end of period (in 000's)	$ 2,035	$ 2,108	$ 2,396	$ 3,124	$ 3,376	$ 3,433

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 495%, 271%, 298%, and 72% for the years ended October 31, 2023, 2022, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 8.95	$ 9.04	$ 9.79	$ 10.74	$ 10.92	$ 10.10
Net investment income (loss)	0.23(a)	0.41(a)	0.16(a)	0.10(a)	0.25	0.29
Net realized and unrealized gain (loss)	0.07	(0.12)	(0.72)	(0.01)	(0.01)	0.82
Total from investment operations	0.30	0.29	(0.56)	0.09	0.24	1.11
Less distributions:
From net investment income	(0.24)	(0.38)	(0.17)	(0.12)	(0.20)	(0.29)
From net realized gain on investments	—	—	(0.02)	(0.92)	(0.22)	—
Total distributions	(0.24)	(0.38)	(0.19)	(1.04)	(0.42)	(0.29)
Net asset value at end of period	$ 9.01	$ 8.95	$ 9.04	$ 9.79	$ 10.74	$ 10.92
Total investment return (b)	3.39%	3.27%	(5.74)%	0.87%	2.29%	11.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.05%††	4.50%	1.64%	1.02%	1.78%	2.77%
Net expenses (c)	0.40%††	0.40%	0.40%	0.40%	0.40%	0.35%
Expenses (before waiver/reimbursement) (c)	0.45%††	0.48%	0.60%	0.52%	0.48%	0.35%
Portfolio turnover rate	194%	495%(d)	279%(d)	236%	299%(d)	75%(d)
Net assets at end of period (in 000’s)	$ 72,216	$ 118,981	$ 32,750	$ 45,291	$ 33,330	$ 290,411

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 495%, 271%, 298%, and 72% for the years ended October 31, 2023, 2022, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class		2023	2022	2021	2020
Net asset value at beginning of period	$ 9.00	$ 9.09	$ 9.85	$ 10.79	$ 10.82**
Net investment income (loss) (a)	0.21	0.33	0.11	0.03	0.01
Net realized and unrealized gain (loss)	0.07	(0.10)	(0.75)	(0.01)	(0.03)
Total from investment operations	0.28	0.23	(0.64)	0.02	(0.02)
Less distributions:
From net investment income	(0.22)	(0.32)	(0.10)	(0.04)	(0.01)
From net realized gain on investments	—	—	(0.02)	(0.92)	—
Total distributions	(0.22)	(0.32)	(0.12)	(0.96)	(0.01)
Net asset value at end of period	$ 9.06	$ 9.00	$ 9.09	$ 9.85	$ 10.79
Total investment return (b)	3.10%	2.56%	(6.49)%	0.18%	(0.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.52%††	3.65%	1.16%	0.27%	0.38%††
Net expenses (c)	0.94%††	1.08%	1.17%	1.17%	1.17%††
Expenses (before waiver/reimbursement) (c)	0.94%††	1.08%	1.56%	1.54%	1.55%††
Portfolio turnover rate	194%	495%(d)	279%(d)	236%	299%(d)
Net assets at end of period (in 000’s)	$ 51	$ 44	$ 32	$ 25	$ 25

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 495%, 271% and 298% for the year ended October 31, 2023, 2022 and 2020 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Short Term Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income consistent with capital preservation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that

23

Notes to Financial Statements (Unaudited) (continued)
establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each

24	MainStay Short Term Bond Fund

valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
25

Notes to Financial Statements (Unaudited) (continued)
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the
Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(I) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(J) Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult in value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the

26	MainStay Short Term Bond Fund

Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2024:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$324,985	$324,985
Total Fair Value	$324,985	$324,985

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(349,656)	$(349,656)
Total Fair Value	$(349,656)	$(349,656)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(373,413)	$(373,413)
Total Net Realized Gain (Loss)	$(373,413)	$(373,413)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(97,952)	$(97,952)
Total Net Change in Unrealized Appreciation (Depreciation)	$(97,952)	$(97,952)

Average Notional Amount	Total
Futures Contracts Long	$ 47,095,014
Futures Contracts Short	$(17,794,439)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.25% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses
27

Notes to Financial Statements (Unaudited) (continued)
(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; Class I, 0.40% and SIMPLE Class, 1.17%. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $215,146 and waived fees and/or reimbursed expenses in the amount of $29,443 and paid the Subadvisor fees in the amount of $92,852.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Investor Class shares during the six-month period ended April 30, 2024, was $75.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2024, of $6,592.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$17,361	$—
Investor Class	6,315	—
Class I	38,436	—
SIMPLE Class	15	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$24,593	48.4%

28	MainStay Short Term Bond Fund

Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$125,498,237	$509,301	$(420,476)	$88,825
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $6,531,586, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$2,263	$4,269
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$6,042,234
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily
Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of U.S. government securities were $217,174 and $218,871, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $49,750 and $69,530, respectively.
29

Notes to Financial Statements (Unaudited) (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	2,716,549	$ 24,677,393
Shares issued to shareholders in reinvestment of distributions	145,119	1,315,007
Shares redeemed	(3,081,887)	(27,946,734)
Net increase (decrease) in shares outstanding before conversion	(220,219)	(1,954,334)
Shares converted into Class A (See Note 1)	8,284	75,061
Net increase (decrease)	(211,935)	$ (1,879,273)
Year ended October 31, 2023:
Shares sold	3,939,187	$ 35,697,507
Shares issued to shareholders in reinvestment of distributions	229,448	2,076,463
Shares redeemed	(4,130,887)	(37,468,141)
Net increase (decrease) in shares outstanding before conversion	37,748	305,829
Shares converted into Class A (See Note 1)	16,580	150,532
Net increase (decrease)	54,328	$ 456,361

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	19,621	$ 179,747
Shares issued to shareholders in reinvestment of distributions	5,274	48,143
Shares redeemed	(26,294)	(240,620)
Net increase (decrease) in shares outstanding before conversion	(1,399)	(12,730)
Shares converted from Investor Class (See Note 1)	(8,229)	(75,061)
Net increase (decrease)	(9,628)	$ (87,791)
Year ended October 31, 2023:
Shares sold	35,097	$ 320,914
Shares issued to shareholders in reinvestment of distributions	8,804	80,253
Shares redeemed	(56,997)	(521,066)
Net increase (decrease) in shares outstanding before conversion	(13,096)	(119,899)
Shares converted from Investor Class (See Note 1)	(16,468)	(150,532)
Net increase (decrease)	(29,564)	$ (270,431)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,115,559	$ 10,138,286
Shares issued to shareholders in reinvestment of distributions	317,357	2,880,817
Shares redeemed	(6,705,681)	(60,881,560)
Net increase (decrease)	(5,272,765)	$ (47,862,457)
Year ended October 31, 2023:
Shares sold	13,917,702	$126,956,359
Shares issued to shareholders in reinvestment of distributions	423,006	3,824,087
Shares redeemed	(4,676,682)	(42,471,634)
Net increase (decrease)	9,664,026	$ 88,308,812

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	556	$ 5,086
Shares issued to shareholders in reinvestment of distributions	127	1,153
Shares redeemed	(2)	(20)
Net increase (decrease)	681	$ 6,219
Year ended October 31, 2023:
Shares sold	1,204	$ 10,988
Shares issued to shareholders in reinvestment of distributions	153	1,393
Shares redeemed	(2)	(20)
Net increase (decrease)	1,355	$ 12,361
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Short Term Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Short Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, NYL Investors personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at NYL Investors.  The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided

32	MainStay Short Term Bond Fund

to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of NYL Investors and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors, and profitability of New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund, including reputational and other indirect benefits.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay Short Term Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
36	MainStay Short Term Bond Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022113 MS081-24	MSSTB10-06/24
(NYLIM) NL228

MainStay U.S. Government Liquidity Fund

Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Investors should refer to the Fund’s Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Prospectus contains this and other information about the Fund. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. Please read the Fund’s Prospectus carefully before investing.

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class I Shares	$1,000.00	$1,026.40	$0.71	$1,024.17	$0.70	0.14%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
4	MainStay U.S. Government Liquidity Fund

Portfolio Composition as of April 30, 2024 (Unaudited)
U.S. Treasury Debt	99.9%
Other Assets, Less Liabilities	0.1
See Portfolio of Investments beginning on page 6 for specific holdings within these categories. The Fund's holdings are subject to change.

5

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Short-Term Investments 99.9%
U.S. Treasury Debt 99.9%
U.S. Treasury Bills (a)
5.288%, due 5/28/24	$ 65,396,000	$ 65,138,773
5.297%, due 5/21/24	285,118,000	284,285,519
5.308%, due 6/18/24	227,688,000	226,089,085
5.309%, due 5/14/24	94,443,000	94,263,383
5.31%, due 6/11/24	51,030,000	50,723,866
5.312%, due 6/4/24	209,687,000	208,643,373
5.315%, due 5/7/24	13,151,000	13,139,447
Total Short-Term Investments (Cost $942,283,446)	99.9%	942,283,446
Other Assets, Less Liabilities	0.1	605,143
Net Assets	100.0%	$ 942,888,589

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Interest rate shown represents yield to maturity.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
U.S. Treasury Debt	$ —	$ 942,283,446	$ —	$ 942,283,446

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
6	MainStay U.S. Government Liquidity Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (amortized cost $942,283,446)	$942,283,446
Cash	770,290
Other assets	5,148
Total assets	943,058,884
Liabilities
Payables:
Manager (See Note 3)	98,202
Professional fees	46,373
Custodian	10,763
Trustees	779
Accrued expenses	14,178
Total liabilities	170,295
Net assets	$942,888,589
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 942,815
Additional paid-in-capital	941,970,199
942,913,014
Total distributable earnings (loss)	(24,425)
Net assets	$942,888,589
Class I
Net assets applicable to outstanding shares	$942,888,589
Shares of beneficial interest outstanding	942,814,923
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
7

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$27,310,486
Expenses
Manager (See Note 3)	607,914
Professional fees	62,735
Trustees	12,852
Custodian	10,243
Shareholder communication	2,042
Miscellaneous	8,938
Total expenses	704,724
Net investment income (loss)	26,605,762
Realized Gain (Loss)
Net realized gain (loss) on investments	2,520
Net increase (decrease) in net assets resulting from operations	$26,608,282
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	MainStay U.S. Government Liquidity Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 26,605,762	$ 51,428,827
Net realized gain (loss)	2,520	(16,485)
Net increase (decrease) in net assets resulting from operations	26,608,282	51,412,342
Distributions to shareholders	(26,605,762)	(51,428,827)
Capital share transactions:
Net proceeds from sales of shares	5,685,728,257	10,295,597,780
Net asset value of shares issued to shareholders in reinvestment of distributions	26,365,844	50,676,607
Cost of shares redeemed	(5,778,029,608)	(10,673,093,594)
Increase (decrease) in net assets derived from capital share transactions	(65,935,507)	(326,819,207)
Net increase (decrease) in net assets	(65,932,987)	(326,835,692)
Net Assets
Beginning of period	1,008,821,576	1,335,657,268
End of period	$ 942,888,589	$ 1,008,821,576
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.03	0.04	0.01	0.00‡	0.01	0.02
Total from investment operations	0.03	0.04	0.01	0.00‡	0.01	0.02
Less distributions:
From net investment income	(0.03)	(0.04)	(0.01)	(0.00)‡	(0.01)	(0.02)
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	2.64%	4.59%	0.76%	0.01%	0.55%	2.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.25%††	4.47%	0.72%	0.01%	0.62%	2.11%
Net expenses	0.14%††	0.14%	0.11%	0.03%	0.13%	0.15%
Expenses (before waiver/reimbursement)	0.14%††	0.14%	0.14%	0.14%	0.13%	0.15%
Net assets at end of period (in 000’s)	$ 942,889	$ 1,008,822	$ 1,335,657	$ 2,520,059	$ 639,101	$ 914,477

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay U.S. Government Liquidity Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class I	July 2, 2018
Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is
responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s

11

Notes to Financial Statements (Unaudited) (continued)
own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2024, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the
Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to

12	MainStay U.S. Government Liquidity Fund

pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred.The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund. The ability of issuers of debt securities, including the U.S. government, held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of average daily net assets. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $607,914 and paid the Subadvisor fees in the amount of $303,957.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily
13

Notes to Financial Statements (Unaudited) (continued)
NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distributor Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, the Fund did not record any transfer agent expenses.
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $82,338, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$82	$—
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$51,428,827
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class I (at $1 per share)	Shares
Six-month period ended April 30, 2024:
Shares sold	5,685,728,257
Shares issued to shareholders in reinvestment of distributions	26,365,844
Shares redeemed	(5,778,029,608)
Net increase (decrease)	(65,935,507)
Year ended October 31, 2023:
Shares sold	10,295,597,780
Shares issued to shareholders in reinvestment of distributions	50,676,607
Shares redeemed	(10,673,093,594)
Net increase (decrease)	(326,819,207)
Note 7–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for

14	MainStay U.S. Government Liquidity Fund

possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
15

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay U.S. Government Liquidity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by New York Life Investments.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each

16	MainStay U.S. Government Liquidity Fund

Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York
Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at NYL Investors.  The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered the Fund’s investment objective, strategies and risks.  The Board also considered performance information relating to the MainStay money market fund strategies subadvised by NYL Investors and 7-day yield information for the Fund.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
17

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors, and profitability of New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund, including reputational and other indirect benefits, as well as additional revenue that may be generated as a result of other funds in the MainStay Group of Funds choosing to invest uninvested cash in the Fund rather than investment options outside of the MainStay Group of Funds.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses of similar mutual funds managed by other investment advisers, including New York Life Investments’ previous statement that some similar funds managed by other investment advisers are not charged a management fee.  The Board reviewed the group of peer funds constructed by New York Life Investments for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board noted that New York Life Investments, in certain years, has provided support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

18	MainStay U.S. Government Liquidity Fund

Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
19

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
20	MainStay U.S. Government Liquidity Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.	MSUGL10a-06/24

MainStay WMC Growth Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	8/7/2006	18.21%	22.63%	9.41%	10.31%	1.05%
		Excluding sales charges		25.09	29.76	10.66	10.94	1.05
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	1/18/2013	18.66	22.93	9.10	10.04	1.50
		Excluding sales charges		24.91	29.40	10.35	10.66	1.50
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	1/18/2013	19.44	23.44	9.23	9.84	2.25
	if Redeemed Within First Six Years of Purchase	Excluding sales charges		24.44	28.44	9.51	9.84	2.25
Class C Shares	Maximum 1.00% CDSC	With sales charges	1/18/2013	23.45	27.45	9.52	9.84	2.25
	if Redeemed Within One Year of Purchase	Excluding sales charges		24.45	28.45	9.52	9.84	2.25
Class I Shares	No Sales Charge		11/2/2009	25.27	30.14	10.97	11.23	0.80
Class R6 Shares	No Sales Charge		4/26/2021	25.29	30.16	N/A	2.14	0.73

1.	Effective July 29, 2016, the Fund replaced its subadvisor and modified its principal investment strategies. The Fund's subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC. Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund's prior subadvisors and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 3000® Index[2]	21.09%	22.30%	12.43%	11.81%
Russell 1000® Growth Index[3]	23.56	31.80	16.46	15.48
Morningstar Large Growth Category Average[4]	24.13	29.19	12.82	12.85

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index as the Fund’s primary broad-based securities market index as a replacement for the Russell 1000® Growth Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The Russell 1000® Growth Index, which is generally representative of the market sectors or types of investments in which the Fund invests, is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
4.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,250.90	$ 5.76	$1,019.74	$ 5.17	1.03%
Investor Class Shares	$1,000.00	$1,249.10	$ 7.38	$1,018.30	$ 6.62	1.32%
Class B Shares	$1,000.00	$1,244.40	$11.55	$1,014.57	$10.37	2.07%
Class C Shares	$1,000.00	$1,244.50	$11.55	$1,014.57	$10.37	2.07%
Class I Shares	$1,000.00	$1,252.70	$ 4.20	$1,021.13	$ 3.77	0.75%
Class R6 Shares	$1,000.00	$1,252.90	$ 4.03	$1,021.28	$ 3.62	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2024 (Unaudited)
Software	16.7%
Semiconductors & Semiconductor Equipment	14.4
Interactive Media & Services	11.5
Broadline Retail	7.1
Capital Markets	6.4
Technology Hardware, Storage & Peripherals	5.0
Financial Services	4.7
Pharmaceuticals	4.4
Hotels, Restaurants & Leisure	3.6
Aerospace & Defense	3.0
Entertainment	2.9
IT Services	2.7
Health Care Providers & Services	2.2
Specialty Retail	1.8
Life Sciences Tools & Services	1.8
Commercial Services & Supplies	1.7%
Ground Transportation	1.7
Health Care REITs	1.4
Insurance	1.2
Consumer Finance	1.1
Health Care Equipment & Supplies	1.1
Professional Services	1.0
Specialized REITs	0.9
Biotechnology	0.9
Machinery	0.2
Short–Term Investment	0.4
Other Assets, Less Liabilities	0.2
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc., Class C
3.	Amazon.com, Inc.
4.	NVIDIA Corp.
5.	Apple, Inc.
6.	Meta Platforms, Inc., Class A
7.	Eli Lilly & Co.
8.	Mastercard, Inc., Class A
9.	UnitedHealth Group, Inc.
10.	Marvell Technology, Inc.

8	MainStay WMC Growth Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 99.4%
Aerospace & Defense 3.0%
Airbus SE, ADR	131,187	$ 5,383,915
General Dynamics Corp.	33,887	9,728,619
General Electric Co.	63,805	10,324,925
		25,437,459
Biotechnology 0.9%
Vertex Pharmaceuticals, Inc. (a)	19,173	7,531,346
Broadline Retail 7.1%
Amazon.com, Inc. (a)	338,813	59,292,275
Capital Markets 6.4%
Ares Management Corp.	78,374	10,430,796
KKR & Co., Inc.	99,246	9,236,825
Morgan Stanley	77,340	7,025,565
MSCI, Inc.	14,834	6,909,529
S&P Global, Inc.	31,423	13,066,626
Tradeweb Markets, Inc., Class A	65,853	6,697,909
		53,367,250
Commercial Services & Supplies 1.7%
Copart, Inc. (a)	172,899	9,390,145
Waste Connections, Inc.	28,138	4,560,888
		13,951,033
Consumer Finance 1.1%
American Express Co.	40,505	9,479,385
Entertainment 2.9%
Netflix, Inc. (a)	27,829	15,323,761
Spotify Technology SA (a)	31,176	8,742,997
		24,066,758
Financial Services 4.7%
Corpay, Inc. (a)	41,998	12,689,276
Mastercard, Inc., Class A	48,968	22,094,361
Visa, Inc., Class A	18,406	4,944,036
		39,727,673
Ground Transportation 1.7%
Uber Technologies, Inc. (a)	208,385	13,809,674
Health Care Equipment & Supplies 1.1%
Boston Scientific Corp. (a)	75,167	5,402,252
Stryker Corp.	11,909	4,007,379
		9,409,631
	Shares	Value

Health Care Providers & Services 2.2%
UnitedHealth Group, Inc.	38,356	$ 18,552,797
Health Care REITs 1.4%
Welltower, Inc.	119,113	11,349,087
Hotels, Restaurants & Leisure 3.6%
Airbnb, Inc., Class A (a)	35,207	5,582,774
Chipotle Mexican Grill, Inc. (a)	1,742	5,504,023
DraftKings, Inc., Class A (a)	217,262	9,029,409
Hilton Worldwide Holdings, Inc.	51,812	10,221,471
		30,337,677
Insurance 1.2%
Progressive Corp. (The)	49,235	10,253,189
Interactive Media & Services 11.5%
Alphabet, Inc., Class C (a)	372,883	61,391,457
Meta Platforms, Inc., Class A	77,592	33,377,751
ZoomInfo Technologies, Inc. (a)	109,117	1,730,595
		96,499,803
IT Services 2.7%
Gartner, Inc. (a)	14,419	5,949,135
MongoDB, Inc. (a)	27,780	10,144,700
Shopify, Inc., Class A (a)	87,749	6,159,980
		22,253,815
Life Sciences Tools & Services 1.8%
Danaher Corp.	49,643	12,242,957
Mettler-Toledo International, Inc. (a)	1,952	2,400,374
		14,643,331
Machinery 0.2%
IDEX Corp.	8,585	1,892,649
Pharmaceuticals 4.4%
Eli Lilly & Co.	35,255	27,537,680
Zoetis, Inc.	58,819	9,366,338
		36,904,018
Professional Services 1.0%
TransUnion	112,439	8,208,047
Semiconductors & Semiconductor Equipment 14.4%
Advanced Micro Devices, Inc. (a)	54,652	8,655,784
ARM Holdings plc, ADR (a)	11,540	1,167,963
ASML Holding NV (Registered)	11,223	9,791,731
Broadcom, Inc.	6,756	8,784,624

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA Corp.	10,655	$ 7,344,385
Marvell Technology, Inc.	253,338	16,697,508
Microchip Technology, Inc.	128,988	11,864,316
Monolithic Power Systems, Inc.	19,771	13,233,323
NVIDIA Corp.	50,042	43,237,288
		120,776,922
Software 16.7%
Atlassian Corp., Class A (a)	30,198	5,203,115
Cadence Design Systems, Inc. (a)	19,398	5,346,671
HubSpot, Inc. (a)	13,118	7,934,685
Intuit, Inc.	20,469	12,805,816
Microsoft Corp.	220,198	85,729,687
Salesforce, Inc.	38,217	10,278,080
ServiceNow, Inc. (a)	15,551	10,781,975
Workday, Inc., Class A (a)	6,592	1,613,260
		139,693,289
Specialized REITs 0.9%
Equinix, Inc.	10,855	7,719,099
Specialty Retail 1.8%
O'Reilly Automotive, Inc. (a)	4,196	4,251,639
TJX Cos., Inc. (The)	115,207	10,839,827
		15,091,466
	Shares	Value

Technology Hardware, Storage & Peripherals 5.0%
Apple, Inc.	246,523	$ 41,990,263
Total Common Stocks (Cost $489,195,555)		832,237,936
Short-Term Investment 0.4%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 5.242% (b)	3,395,199	3,395,199
Total Short-Term Investment (Cost $3,395,199)		3,395,199
Total Investments (Cost $492,590,754)	99.8%	835,633,135
Other Assets, Less Liabilities	0.2	1,287,093
Net Assets	100.0%	$ 836,920,228

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Current yield as of April 30, 2024.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 24,211	$ 85,247	$ (106,063)	$ —	$ —	$ 3,395	$ 225	$ —	3,395
Abbreviation(s):
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay WMC Growth Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 832,237,936	$ —	$ —	$ 832,237,936
Short-Term Investment
Affiliated Investment Company	3,395,199	—	—	3,395,199
Total Investments in Securities	$ 835,633,135	$ —	$ —	$ 835,633,135

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $489,195,555)	$832,237,936
Investment in affiliated investment companies, at value (identified cost $3,395,199)	3,395,199
Cash	77
Receivables:
Investment securities sold	2,408,606
Dividends	365,948
Fund shares sold	51,324
Securities lending	164
Other assets	92,279
Total assets	838,551,533
Liabilities
Payables:
Investment securities purchased	628,848
Manager (See Note 3)	479,520
Fund shares redeemed	180,758
NYLIFE Distributors (See Note 3)	142,264
Transfer agent (See Note 3)	141,526
Professional fees	35,705
Custodian	13,129
Shareholder communication	8,498
Accrued expenses	1,057
Total liabilities	1,631,305
Net assets	$836,920,228
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 19,299
Additional paid-in-capital	521,185,085
521,204,384
Total distributable earnings (loss)	315,715,844
Net assets	$836,920,228
Class A
Net assets applicable to outstanding shares	$577,594,272
Shares of beneficial interest outstanding	13,395,322
Net asset value per share outstanding	$ 43.12
Maximum sales charge (5.50% of offering price)	2.51
Maximum offering price per share outstanding	$ 45.63
Investor Class
Net assets applicable to outstanding shares	$ 75,092,761
Shares of beneficial interest outstanding	1,797,768
Net asset value per share outstanding	$ 41.77
Maximum sales charge (5.00% of offering price)	2.20
Maximum offering price per share outstanding	$ 43.97
Class B
Net assets applicable to outstanding shares	$ 3,528,334
Shares of beneficial interest outstanding	95,845
Net asset value and offering price per share outstanding	$ 36.81
Class C
Net assets applicable to outstanding shares	$ 1,868,564
Shares of beneficial interest outstanding	50,779
Net asset value and offering price per share outstanding	$ 36.80
Class I
Net assets applicable to outstanding shares	$ 54,592,187
Shares of beneficial interest outstanding	1,208,827
Net asset value and offering price per share outstanding	$ 45.16
Class R6
Net assets applicable to outstanding shares	$124,244,110
Shares of beneficial interest outstanding	2,749,974
Net asset value and offering price per share outstanding	$ 45.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Growth Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $25,079)	$ 2,589,425
Dividends-affiliated	224,842
Securities lending, net	9,448
Total income	2,823,715
Expenses
Manager (See Note 3)	2,832,206
Distribution/Service—Class A (See Note 3)	705,289
Distribution/Service—Investor Class (See Note 3)	92,953
Distribution/Service—Class B (See Note 3)	21,687
Distribution/Service—Class C (See Note 3)	9,525
Distribution/Service—Class R2 (See Note 3)(a)	79
Transfer agent (See Note 3)	383,133
Professional fees	53,241
Registration	50,434
Shareholder communication	13,761
Custodian	12,734
Trustees	9,599
Shareholder service (See Note 3)	32
Miscellaneous	18,998
Total expenses before waiver/reimbursement	4,203,671
Expense waiver/reimbursement from Manager (See Note 3)	(49,825)
Net expenses	4,153,846
Net investment income (loss)	(1,330,131)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	49,126,442
Net change in unrealized appreciation (depreciation) on unaffiliated investments	130,874,638
Net realized and unrealized gain (loss)	180,001,080
Net increase (decrease) in net assets resulting from operations	$178,670,949

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (1,330,131)	$ (2,210,751)
Net realized gain (loss)	49,126,442	(23,916,618)
Net change in unrealized appreciation (depreciation)	130,874,638	131,428,262
Net increase (decrease) in net assets resulting from operations	178,670,949	105,300,893
Capital share transactions:
Net proceeds from sales of shares	10,169,385	34,714,414
Cost of shares redeemed	(67,159,953)	(118,279,399)
Increase (decrease) in net assets derived from capital share transactions	(56,990,568)	(83,564,985)
Net increase (decrease) in net assets	121,680,381	21,735,908
Net Assets
Beginning of period	715,239,847	693,503,939
End of period	$836,920,228	$ 715,239,847
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 34.47	$ 29.94	$ 56.51	$ 42.56	$ 36.07	$ 36.41
Net investment income (loss) (a)	(0.07)	(0.12)	(0.19)	(0.23)	(0.00)‡	0.10
Net realized and unrealized gain (loss)	8.72	4.65	(14.75)	15.93	7.78	2.87
Total from investment operations	8.65	4.53	(14.94)	15.70	7.78	2.97
Less distributions:
From net investment income	—	—	—	—	(0.16)	(0.06)
From net realized gain on investments	—	—	(11.63)	(1.75)	(1.13)	(3.25)
Total distributions	—	—	(11.63)	(1.75)	(1.29)	(3.31)
Net asset value at end of period	$ 43.12	$ 34.47	$ 29.94	$ 56.51	$ 42.56	$ 36.07
Total investment return (b)	25.09%	15.13%	(32.66)%	37.87%	22.21%	8.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.35)%††	(0.34)%	(0.53)%	(0.46)%	0.01%	0.30%
Net expenses (c)	1.03%††	1.05%	1.04%	1.02%	1.04%	1.06%
Portfolio turnover rate	33%	42%	42%	53%	150%	153%
Net assets at end of period (in 000’s)	$ 577,594	$ 478,878	$ 453,405	$ 725,468	$ 531,715	$ 436,508

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 33.44	$ 29.12	$ 55.42	$ 41.89	$ 35.53	$ 35.94
Net investment income (loss) (a)	(0.13)	(0.20)	(0.29)	(0.35)	(0.10)	0.01
Net realized and unrealized gain (loss)	8.46	4.52	(14.38)	15.63	7.65	2.83
Total from investment operations	8.33	4.32	(14.67)	15.28	7.55	2.84
Less distributions:
From net investment income	—	—	—	—	(0.06)	—
From net realized gain on investments	—	—	(11.63)	(1.75)	(1.13)	(3.25)
Total distributions	—	—	(11.63)	(1.75)	(1.19)	(3.25)
Net asset value at end of period	$ 41.77	$ 33.44	$ 29.12	$ 55.42	$ 41.89	$ 35.53
Total investment return (b)	24.91%	14.84%	(32.86)%	37.46%	21.84%	8.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.64)%††	(0.62)%	(0.81)%	(0.71)%	(0.26)%	0.03%
Net expenses (c)	1.32%††	1.32%	1.33%	1.32%	1.34%	1.33%
Expenses (before waiver/reimbursement) (c)	1.42%††	1.50%	1.36%	1.40%	1.41%	1.42%
Portfolio turnover rate	33%	42%	42%	53%	150%	153%
Net assets at end of period (in 000's)	$ 75,093	$ 63,644	$ 59,377	$ 93,624	$ 97,709	$ 110,762

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class B		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 29.58	$ 25.96	$ 51.01	$ 38.96	$ 33.31	$ 34.13
Net investment income (loss) (a)	(0.24)	(0.39)	(0.51)	(0.67)	(0.36)	(0.22)
Net realized and unrealized gain (loss)	7.47	4.01	(12.91)	14.47	7.14	2.65
Total from investment operations	7.23	3.62	(13.42)	13.80	6.78	2.43
Less distributions:
From net realized gain on investments	—	—	(11.63)	(1.75)	(1.13)	(3.25)
Net asset value at end of period	$ 36.81	$ 29.58	$ 25.96	$ 51.01	$ 38.96	$ 33.31
Total investment return (b)	24.44%	13.94%	(33.36)%	36.44%	20.93%	7.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.37)%††	(1.35)%	(1.57)%	(1.46)%	(1.01)%	(0.69)%
Net expenses (c)	2.07%††	2.07%	2.08%	2.07%	2.08%	2.08%
Expenses (before waiver/reimbursement) (c)	2.17%††	2.25%	2.11%	2.15%	2.15%	2.18%
Portfolio turnover rate	33%	42%	42%	53%	150%	153%
Net assets at end of period (in 000’s)	$ 3,528	$ 4,486	$ 6,967	$ 15,574	$ 16,382	$ 18,749

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 29.57	$ 25.94	$ 50.99	$ 38.95	$ 33.30	$ 34.12
Net investment income (loss) (a)	(0.25)	(0.40)	(0.51)	(0.67)	(0.36)	(0.21)
Net realized and unrealized gain (loss)	7.48	4.03	(12.91)	14.46	7.14	2.64
Total from investment operations	7.23	3.63	(13.42)	13.79	6.78	2.43
Less distributions:
From net realized gain on investments	—	—	(11.63)	(1.75)	(1.13)	(3.25)
Net asset value at end of period	$ 36.80	$ 29.57	$ 25.94	$ 50.99	$ 38.95	$ 33.30
Total investment return (b)	24.45%	13.99%	(33.37)%	36.42%	20.94%	7.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.39)%††	(1.37)%	(1.56)%	(1.46)%	(1.02)%	(0.67)%
Net expenses (c)	2.07%††	2.07%	2.08%	2.07%	2.08%	2.08%
Expenses (before waiver/reimbursement) (c)	2.17%††	2.25%	2.11%	2.15%	2.15%	2.18%
Portfolio turnover rate	33%	42%	42%	53%	150%	153%
Net assets at end of period (in 000’s)	$ 1,869	$ 1,657	$ 1,318	$ 2,880	$ 3,068	$ 3,144

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 36.05	$ 31.22	$ 58.27	$ 43.72	$ 37.01	$ 37.28
Net investment income (loss) (a)	(0.02)	(0.02)	(0.07)	0.02	0.11	0.19
Net realized and unrealized gain (loss)	9.13	4.85	(15.35)	16.28	7.97	2.95
Total from investment operations	9.11	4.83	(15.42)	16.30	8.08	3.14
Less distributions:
From net investment income	—	—	—	—	(0.24)	(0.16)
From net realized gain on investments	—	—	(11.63)	(1.75)	(1.13)	(3.25)
Total distributions	—	—	(11.63)	(1.75)	(1.37)	(3.41)
Net asset value at end of period	$ 45.16	$ 36.05	$ 31.22	$ 58.27	$ 43.72	$ 37.01
Total investment return (b)	25.27%	15.47%	(32.46)%	38.25%	22.53%	9.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07)%††	(0.04)%	(0.20)%	0.04%	0.28%	0.53%
Net expenses (c)	0.75%††	0.75%	0.75%	0.77%	0.79%	0.81%
Expenses (before waiver/reimbursement) (c)	0.78%††	0.80%	0.79%	0.78%	0.79%	0.81%
Portfolio turnover rate	33%	42%	42%	53%	150%	153%
Net assets at end of period (in 000’s)	$ 54,592	$ 44,833	$ 38,498	$ 14,025	$ 102,290	$ 139,588

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,		April 26, 2021^ through October 31,
Class R6		2023	2022	2021
Net asset value at beginning of period	$ 36.06	$ 31.22	$ 58.27	$ 53.43
Net investment income (loss) (a)	(0.01)	(0.01)	(0.08)	(0.19)
Net realized and unrealized gain (loss)	9.13	4.85	(15.34)	5.03
Total from investment operations	9.12	4.84	(15.42)	4.84
Less distributions:
From net realized gain on investments	—	—	(11.63)	—
Net asset value at end of period	$ 45.18	$ 36.06	$ 31.22	$ 58.27
Total investment return (b)	25.29%	15.50%	(32.46)%	9.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04)%††	(0.02)%	(0.20)%	(0.37)%††
Net expenses (c)	0.72%††	0.73%	0.72%	0.71%††
Expenses (before waiver/reimbursement) (c)	0.72%††	0.73%	0.72%	0.72%††
Portfolio turnover rate	33%	42%	42%	53%
Net assets at end of period (in 000’s)	$ 124,244	$ 121,645	$ 133,867	$ 152,039

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 7, 2006
Investor Class	January 18, 2013
Class B	January 18, 2013
Class C	January 18, 2013
Class I	November 2, 2009
Class R6	April 26, 2021
Effective at the close of business on February 23, 2024, Class R2 shares were liquidated.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which

18	MainStay WMC Growth Fund

market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
19

Notes to Financial Statements (Unaudited) (continued)
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The
Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A.,

20	MainStay WMC Growth Fund

("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.68% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.75% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $2,832,206 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $49,825 and paid the Subadvisor fees in the amount of $1,162,284.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
21

Notes to Financial Statements (Unaudited) (continued)
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.
During the period November 1, 2023 through February 28, 2024, shareholder service fees incurred by the Fund were as follows:

Class R2*	$32

*	Effective at the close of business on February 23, 2024, Class R2 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $13,600 and $2,114, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2024, of $1,023 and $216, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life
Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$180,991	$ —
Investor Class	168,257	(38,125)
Class B	9,813	(2,223)
Class C	4,283	(950)
Class I	17,067	—
Class R2*	20	—
Class R6	2,702	—

*	Effective at the close of business on February 23, 2024, Class R2 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,648	0.0%‡

‡	Less than one-tenth of a percent.

22	MainStay WMC Growth Fund

Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$501,887,914	$337,773,277	$(4,028,056)	$333,745,221
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $63,962,057, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$43,133	$20,829
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $269,121 and $313,899, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	161,058	$ 6,657,655
Shares redeemed	(744,740)	(30,994,377)
Net increase (decrease) in shares outstanding before conversion	(583,682)	(24,336,722)
Shares converted into Class A (See Note 1)	88,462	3,753,402
Shares converted from Class A (See Note 1)	(1,816)	(78,309)
Net increase (decrease)	(497,036)	$(20,661,629)
Year ended October 31, 2023:
Shares sold	419,872	$ 13,446,001
Shares redeemed	(1,789,046)	(58,865,219)
Net increase (decrease) in shares outstanding before conversion	(1,369,174)	(45,419,218)
Shares converted into Class A (See Note 1)	120,716	4,071,859
Shares converted from Class A (See Note 1)	(3,618)	(116,866)
Net increase (decrease)	(1,252,076)	$(41,464,225)

23

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	11,867	$ 480,607
Shares redeemed	(71,224)	(2,895,074)
Net increase (decrease) in shares outstanding before conversion	(59,357)	(2,414,467)
Shares converted into Investor Class (See Note 1)	5,596	225,809
Shares converted from Investor Class (See Note 1)	(51,756)	(2,151,042)
Net increase (decrease)	(105,517)	$ (4,339,700)
Year ended October 31, 2023:
Shares sold	29,171	$ 946,431
Shares redeemed	(129,167)	(4,190,513)
Net increase (decrease) in shares outstanding before conversion	(99,996)	(3,244,082)
Shares converted into Investor Class (See Note 1)	13,946	454,580
Shares converted from Investor Class (See Note 1)	(49,643)	(1,638,559)
Net increase (decrease)	(135,693)	$ (4,428,061)

Class B	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	2	$ 53
Shares redeemed	(6,362)	(229,212)
Net increase (decrease) in shares outstanding before conversion	(6,360)	(229,159)
Shares converted from Class B (See Note 1)	(49,423)	(1,770,704)
Net increase (decrease)	(55,783)	$ (1,999,863)
Year ended October 31, 2023:
Shares sold	49	$ 1,270
Shares redeemed	(21,654)	(621,026)
Net increase (decrease) in shares outstanding before conversion	(21,605)	(619,756)
Shares converted from Class B (See Note 1)	(95,174)	(2,753,858)
Net increase (decrease)	(116,779)	$ (3,373,614)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	5,809	$ 197,380
Shares redeemed	(9,427)	(328,964)
Net increase (decrease) in shares outstanding before conversion	(3,618)	(131,584)
Shares converted from Class C (See Note 1)	(1,640)	(57,465)
Net increase (decrease)	(5,258)	$ (189,049)
Year ended October 31, 2023:
Shares sold	19,078	$ 520,016
Shares redeemed	(10,631)	(302,982)
Net increase (decrease) in shares outstanding before conversion	8,447	217,034
Shares converted from Class C (See Note 1)	(3,198)	(93,497)
Net increase (decrease)	5,249	$ 123,537

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	47,479	$ 2,077,325
Shares redeemed	(83,930)	(3,665,162)
Net increase (decrease) in shares outstanding before conversion	(36,451)	(1,587,837)
Shares converted into Class I (See Note 1)	1,735	78,309
Net increase (decrease)	(34,716)	$ (1,509,528)
Year ended October 31, 2023:
Shares sold	239,818	$ 8,164,955
Shares redeemed	(231,842)	(8,076,153)
Net increase (decrease) in shares outstanding before conversion	7,976	88,802
Shares converted into Class I (See Note 1)	3,544	119,369
Shares converted from Class I (See Note 1)	(1,196)	(43,028)
Net increase (decrease)	10,324	$ 165,143

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	1,147	$ 43,132
Shares redeemed	(4,047)	(168,115)
Net increase (decrease)	(2,900)	$ (124,983)
Year ended October 31, 2023:
Shares sold	462	$ 16,205
Net increase (decrease)	462	$ 16,205

24	MainStay WMC Growth Fund

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	16,009	$ 713,233
Shares redeemed	(639,185)	(28,879,049)
Net increase (decrease)	(623,176)	$(28,165,816)
Year ended October 31, 2023:
Shares sold	355,853	$ 11,619,536
Shares redeemed	(1,270,504)	(46,223,506)
Net increase (decrease)	(914,651)	$(34,603,970)

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, WMC personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

26	MainStay WMC Growth Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Fund’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated WMC’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at WMC.  The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of WMC and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the three-, five- and ten-year periods ended July 31, 2023, and performed in line with its peer funds for the one-year period ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of WMC’s relationship with the Fund, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of WMC’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC, and profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the

28	MainStay WMC Growth Fund

Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
30	MainStay WMC Growth Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
31

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
32	MainStay WMC Growth Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022246 MS081-24	MSWG10-06/24
(NYLIM) NL529

MainStay WMC International Research Equity Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	9/28/2007	10.86%	2.38%	1.95%	0.81%	1.21%
		Excluding sales charges		17.31	8.34	3.11	1.38	1.21
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	11.29	2.59	1.66	0.59	1.59
		Excluding sales charges		17.15	7.98	2.81	1.16	1.59
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/28/2007	15.60	6.11	2.03	0.41	2.34
	If Redeemed Within One Year of Purchase	Excluding sales charges		16.60	7.11	2.03	0.41	2.34
Class I Shares	No Sales Charge		9/28/2007	17.53	8.60	3.39	1.64	0.96

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to March 5, 2021 reflects the Fund's prior subadvisor and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI EAFE® Index (Net)[2]	18.63%	9.28%	6.18%	4.38%
MSCI ACWI® ex USA Index (Net)[3]	17.69	9.33	5.03	3.93
Morningstar Foreign Large Blend Category Average[4]	16.61	8.18	5.40	4.18

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the MSCI EAFE® Index (Net), which represents a broad measure of market performance, as a replacement for the MSCI ACWI® ex USA Index (Net). The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The MSCI ACWI® ex USA Index (Net), which is generally representative of the market sectors or types of investments in which the Fund invests, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
4.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC International Research Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC International Research Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,173.10	$ 6.16	$1,019.19	$ 5.72	1.14%
Investor Class Shares	$1,000.00	$1,171.50	$ 8.21	$1,017.30	$ 7.62	1.52%
Class C Shares	$1,000.00	$1,166.00	$12.22	$1,013.58	$11.36	2.27%
Class I Shares	$1,000.00	$1,175.30	$ 4.65	$1,020.59	$ 4.32	0.86%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2024 (Unaudited)
Japan	14.1%
France	13.0
United Kingdom	10.9
Germany	8.5
United States	6.9
China	5.7
Canada	4.4
Taiwan	3.7
Netherlands	3.5
Republic of Korea	3.2
Australia	3.1
Hong Kong	2.7
Denmark	2.7
Italy	2.5
Switzerland	2.2
India	2.1
Brazil	1.7
South Africa	1.6
Singapore	1.4
Belgium	1.2%
Austria	0.8
Chile	0.6
Zambia	0.5
Mexico	0.4
Sweden	0.4
Ireland	0.3
Indonesia	0.3
Israel	0.3
Nigeria	0.2
Finland	0.2
Luxembourg	0.1
Spain	0.1
Thailand	0.0‡
Russia	0.0‡
Other Assets, Less Liabilities	0.7
Investments Sold Short	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Novo Nordisk A/S, Class B
3.	Shell plc
4.	TotalEnergies SE
5.	Tencent Holdings Ltd.
6.	ASML Holding NV
7.	Unilever plc
8.	HSBC Holdings plc
9.	AIA Group Ltd.
10.	Anglo American plc

8	MainStay WMC International Research Equity Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 95.9%
Australia 3.1%
ANZ Group Holdings Ltd. (Banks)	80,752	$ 1,461,439
Glencore plc (Metals & Mining)	261,414	1,522,416
Goodman Group (Industrial REITs)	54,737	1,106,868
Orora Ltd. (Containers & Packaging)	116,121	163,199
Rio Tinto plc (Metals & Mining)	6,908	470,768
Stockland (Diversified REITs)	267,374	765,285
		5,489,975
Austria 0.8%
BAWAG Group AG (Banks) (a)	13,244	791,814
Erste Group Bank AG (Banks)	13,249	617,131
		1,408,945
Belgium 1.2%
KBC Group NV (Banks)	21,354	1,585,876
UCB SA (Pharmaceuticals)	4,343	575,560
		2,161,436
Brazil 1.0%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP (Water Utilities)	58,000	902,739
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	50,900	433,855
Rumo SA (Ground Transportation) (b)	84,350	327,484
		1,664,078
Canada 4.4%
Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	39,635	2,196,746
Barrick Gold Corp. (Metals & Mining)	104,425	1,735,549
Boat Rocker Media, Inc. (Entertainment) (b)	42,890	28,040
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	49,137	1,009,403
Constellation Software, Inc. (Software)	388	998,933
Hydro One Ltd. (Electric Utilities) (a)	8,245	230,942
Lightspeed Commerce, Inc. (Software) (b)	17,247	225,591
Methanex Corp. (Chemicals)	10,205	488,660
Shopify, Inc., Class A (IT Services) (b)	12,444	873,652
		7,787,516
Chile 0.6%
Lundin Mining Corp. (Metals & Mining)	92,088	1,051,555
China 5.7%
Anhui Conch Cement Co. Ltd., Class H (Construction Materials)	69,000	159,994
BYD Co. Ltd., Class H (Automobiles)	17,053	467,393
	Shares	Value

China (continued)
China Merchants Bank Co. Ltd., Class H (Banks)	212,597	$ 927,834
ENN Energy Holdings Ltd. (Gas Utilities)	97,700	840,642
KE Holdings, Inc., ADR (Real Estate Management & Development)	88,831	1,343,125
Minth Group Ltd. (Automobile Components)	398,000	683,510
PICC Property & Casualty Co. Ltd., Class H (Insurance)	500,000	622,668
Tencent Holdings Ltd. (Interactive Media & Services)	81,490	3,582,775
Trip.com Group Ltd. (Hotels, Restaurants & Leisure) (b)	27,823	1,355,270
		9,983,211
Denmark 2.7%
Genmab A/S (Biotechnology) (b)	2,263	627,081
Novo Nordisk A/S, Class B (Pharmaceuticals)	31,573	4,057,619
		4,684,700
Finland 0.2%
Nokian Renkaat OYJ (Automobile Components)	29,093	253,504
France 13.0%
Accor SA (Hotels, Restaurants & Leisure)	22,954	1,003,769
Air France-KLM (Passenger Airlines) (b)(c)	76,764	782,696
Airbus SE (Aerospace & Defense)	6,490	1,066,555
ALD SA (Ground Transportation) (a)	34,538	227,303
Arkema SA (Chemicals)	3,994	412,087
AXA SA (Insurance)	30,302	1,043,356
BNP Paribas SA (Banks)	16,835	1,203,945
Bureau Veritas SA (Professional Services)	34,977	1,015,107
Capgemini SE (IT Services)	2,583	542,677
Dassault Aviation SA (Aerospace & Defense)	2,096	448,819
Edenred SE (Financial Services)	5,052	239,417
Engie SA (Multi-Utilities) (b)	84,345	1,464,722
Hermes International SCA (Textiles, Apparel & Luxury Goods)	721	1,733,361
JCDecaux SE (Media) (b)	26,288	549,520
Klepierre SA (Retail REITs)	29,446	792,748
Legrand SA (Electrical Equipment)	9,106	935,998
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,479	1,190,560
Pernod Ricard SA (Beverages)	9,521	1,437,723
Renault SA (Automobiles)	30,044	1,481,811
Societe Generale SA (Banks)	1,936	52,034

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
France (continued)
TotalEnergies SE (Oil, Gas & Consumable Fuels)	49,836	$ 3,619,723
Valeo SE (Automobile Components)	51,944	658,860
Vinci SA (Construction & Engineering)	6,985	817,521
		22,720,312
Germany 8.5%
adidas AG (Textiles, Apparel & Luxury Goods)	7,305	1,762,553
Allianz SE (Registered) (Insurance)	5,712	1,622,235
Beiersdorf AG (Personal Care Products)	11,736	1,759,792
Brenntag SE (Trading Companies & Distributors)	7,439	594,221
Commerzbank AG (Banks)	53,592	796,620
Daimler Truck Holding AG (Machinery)	25,753	1,162,173
Deutsche Post AG (Air Freight & Logistics)	25,542	1,069,785
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	49,557	1,134,212
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	18,693	652,380
Rheinmetall AG (Aerospace & Defense)	1,032	569,350
RWE AG (Independent Power and Renewable Electricity Producers)	20,426	709,733
Siemens AG (Registered) (Industrial Conglomerates)	10,820	2,029,675
Talanx AG (Insurance)	10,667	805,297
United Internet AG (Registered), Class G (Diversified Telecommunication Services)	12,366	298,584
		14,966,610
Hong Kong 2.7%
AIA Group Ltd. (Insurance)	411,829	3,019,938
Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	27,792	882,882
Techtronic Industries Co. Ltd. (Machinery)	57,500	799,363
		4,702,183
India 2.1%
Axis Bank Ltd. (Banks)	57,516	803,571
Bharti Airtel Ltd. (Wireless Telecommunication Services)	57,534	910,718
HDFC Bank Ltd., ADR (Banks)	21,999	1,267,143
SBI Life Insurance Co. Ltd. (Insurance) (a)	35,933	616,599
		3,598,031
	Shares	Value

Indonesia 0.3%
Bank Rakyat Indonesia Persero Tbk. PT (Banks)	1,791,410	$ 540,248
Ireland 0.3%
AIB Group plc (Banks)	113,861	588,133
Israel 0.3%
Wix.com Ltd. (IT Services) (b)	4,002	475,718
Italy 2.5%
DiaSorin SpA (Health Care Equipment & Supplies)	3,478	350,767
Enel SpA (Electric Utilities)	107,214	706,104
Eurogroup Laminations SpA (Electrical Equipment) (b)(c)	63,234	276,214
FinecoBank Banca Fineco SpA (Banks)	77,832	1,192,518
Stevanato Group SpA (Life Sciences Tools & Services)	9,882	277,091
UniCredit SpA (Banks)	44,600	1,640,791
		4,443,485
Japan 14.1%
Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	29,576	1,002,546
Daikin Industries Ltd. (Building Products)	6,808	923,973
Eisai Co. Ltd. (Pharmaceuticals)	8,200	337,533
Hakuhodo DY Holdings, Inc. (Media)	34,800	323,783
Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	18,028	690,270
Isuzu Motors Ltd. (Automobiles)	45,782	580,348
ITOCHU Corp. (Trading Companies & Distributors)	16,700	746,756
Japan Post Insurance Co. Ltd. (Insurance)	33,300	622,055
Kansai Electric Power Co., Inc. (The) (Electric Utilities)	64,265	962,123
KDDI Corp. (Wireless Telecommunication Services)	35,365	983,922
Keyence Corp. (Electronic Equipment, Instruments & Components)	1,973	873,953
Koito Manufacturing Co. Ltd. (Automobile Components)	42,170	567,955
Makita Corp. (Machinery)	27,488	792,990
Mitsubishi Corp. (Trading Companies & Distributors)	46,375	1,059,310
Mitsubishi Electric Corp. (Electrical Equipment)	15,700	274,332
Mitsubishi UFJ Financial Group, Inc. (Banks)	75,892	755,390

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
Japan (continued)
Mitsui & Co. Ltd. (Trading Companies & Distributors)	18,500	$ 891,563
Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	136,600	1,388,730
MS&AD Insurance Group Holdings, Inc. (Insurance)	41,100	737,078
Otsuka Holdings Co. Ltd. (Pharmaceuticals)	15,100	643,983
Rakuten Bank Ltd. (Banks) (b)	35,300	716,530
Recruit Holdings Co. Ltd. (Professional Services)	25,993	1,129,694
Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	40,331	664,536
Sansan, Inc. (Software) (b)(c)	35,302	324,241
Sekisui House Ltd. (Household Durables)	46,100	1,056,503
Sony Group Corp. (Household Durables)	18,645	1,540,118
Sumitomo Mitsui Trust Holdings, Inc. (Banks)	45,848	963,758
T&D Holdings, Inc. (Insurance)	37,169	604,693
Terumo Corp. (Health Care Equipment & Supplies)	37,000	631,350
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	7,867	1,727,485
Yamaha Motor Co. Ltd. (Automobiles)	21,862	203,680
		24,721,181
Luxembourg 0.1%
CVC Capital Partners plc (Capital Markets) (b)(d)	10,700	194,124
Mexico 0.4%
Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	192,200	680,019
Netherlands 3.5%
Adyen NV (Financial Services) (a)(b)	446	531,533
Akzo Nobel NV (Chemicals)	3,951	261,257
Argenx SE (Biotechnology) (b)	1,940	726,861
ASML Holding NV (Semiconductors & Semiconductor Equipment)	4,110	3,582,369
IMCD NV (Trading Companies & Distributors) (b)	2,728	413,641
Wolters Kluwer NV (Professional Services)	3,580	535,280
		6,050,941
	Shares	Value

Nigeria 0.2%
Airtel Africa plc (Wireless Telecommunication Services) (a)	294,135	$ 404,395
Republic of Korea 2.3%
KT Corp. (Diversified Telecommunication Services)	29,925	741,983
LG Chem Ltd. (Chemicals)	1,293	370,361
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	19,765	1,093,955
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,621	500,989
Shinhan Financial Group Co. Ltd. (Banks)	38,705	1,295,399
		4,002,687
Russia 0.0% ‡
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels) (b)(d)(e)	11,171	27,760
Mobile TeleSystems PJSC (Wireless Telecommunication Services) (d)(e)	80,528	—
		27,760
Singapore 1.4%
Grab Holdings Ltd., Class A (Ground Transportation) (b)	389,846	1,364,461
United Overseas Bank Ltd. (Banks)	50,875	1,127,899
		2,492,360
South Africa 1.6%
Anglo American plc (Metals & Mining)	84,451	2,755,577
Spain 0.1%
Aena SME SA (Transportation Infrastructure) (c)	694	126,840
Sweden 0.4%
Sandvik AB (Machinery)	31,935	641,077
Switzerland 2.2%
Alcon, Inc. (Health Care Equipment & Supplies)	6,974	535,523
DSM-Firmenich AG (Chemicals)	2,074	232,201
Galderma Group AG (Pharmaceuticals) (b)	8,381	624,529
Novartis AG (Registered) (Pharmaceuticals)	19,011	1,836,290
Tecan Group AG (Registered) (Life Sciences Tools & Services)	1,807	638,440
		3,866,983
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Taiwan 3.7%
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	90,548	$ 582,197
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	245,000	5,903,418
		6,485,615
Thailand 0.0% ‡
PTT Global Chemical PCL (Chemicals)	45,700	45,084
United Kingdom 10.9%
Allfunds Group plc (Capital Markets)	47,968	301,674
AstraZeneca plc (Pharmaceuticals)	16,499	2,484,153
BAE Systems plc (Aerospace & Defense)	42,867	712,955
Beazley plc (Insurance)	137,995	1,140,437
BT Group plc (Diversified Telecommunication Services)	228,423	292,698
ConvaTec Group plc (Health Care Equipment & Supplies) (a)	137,317	428,710
Croda International plc (Chemicals)	4,555	260,431
HSBC Holdings plc (Banks)	359,304	3,110,441
IMI plc (Machinery)	24,772	538,653
Inchcape plc (Distributors)	18,575	185,269
Intermediate Capital Group plc (Capital Markets)	17,001	441,975
London Stock Exchange Group plc (Capital Markets)	8,553	942,371
National Grid plc (Multi-Utilities)	66,828	877,298
Reckitt Benckiser Group plc (Household Products)	23,715	1,322,895
Rotork plc (Machinery)	125,285	505,545
Sage Group plc (The) (Software)	5,396	78,173
Standard Chartered plc (Banks)	55,961	481,724
Tesco plc (Consumer Staples Distribution & Retail)	190,281	702,092
Trainline plc (Hotels, Restaurants & Leisure) (a)(b)	81,494	300,843
Unilever plc (Personal Care Products)	61,426	3,175,385
Wise plc, Class A (Financial Services) (b)	41,792	399,697
WPP plc (Media)	46,295	465,416
		19,148,835
United States 5.1%
CyberArk Software Ltd. (Software) (b)	286	68,425
Experian plc (Professional Services)	10,498	423,509
GSK plc (Pharmaceuticals)	55,349	1,147,315
Haleon plc (Personal Care Products)	581,657	2,457,239
	Shares	Value

United States (continued)
QIAGEN NV (Life Sciences Tools & Services) (b)	16,348	$ 681,645
Schneider Electric SE (Electrical Equipment)	1,986	452,299
Shell plc (Oil, Gas & Consumable Fuels)	105,845	3,771,956
		9,002,388
Zambia 0.5%
First Quantum Minerals Ltd. (Metals & Mining)	69,048	876,736
Total Common Stocks (Cost $161,367,755)		168,042,242
Preferred Stocks 1.6%
Brazil 0.7%
Banco Bradesco SA (Banks)	439,100	1,183,877
Republic of Korea 0.9%
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals) 1.88%	33,741	1,581,240
Total Preferred Stocks (Cost $3,345,934)		2,765,117
Exchange-Traded Fund 1.4%
United States 1.4%
iShares MSCI ACWI ex U.S. ETF (c)	47,107	2,453,804
Total Exchange-Traded Fund (Cost $2,513,053)		2,453,804

	Number of Warrants

Warrants 0.0% ‡
Canada 0.0% ‡
Constellation Software, Inc. (Software)
Expires 3/31/40 (b)(d)(e)	442	—
Total Warrants (Cost $0)		—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC International Research Equity Fund

	Shares	Value

Short-Term Investments 0.4%
Affiliated Investment Company 0.3%
United States 0.3%
MainStay U.S. Government Liquidity Fund, 5.242% (f)	523,318	$ 523,318
Unaffiliated Investment Company 0.1%
United States 0.1%
Invesco Government & Agency Portfolio, 5.309% (f)(g)	286,440	286,440
Total Short-Term Investments (Cost $809,758)		809,758
Total Investments, Before Investments Sold Short (Cost $168,036,500)	99.3%	174,070,921
Investments Sold Short (0.0)% ‡
Common Stock Sold Short (0.0)% ‡
Australia (0.0)% ‡
Virgin Australia Airlines Holdings Pty. Ltd. (Passenger Airlines) (b)(d)(e)	(444,108)	(29)
Total Common Stock Sold Short (Proceeds $0)		(29)

	Number of Rights

Rights Sold Short (0.0)% ‡
United States (0.0)% ‡
Intercell (Biotechnology) Expires 12/31/49 (b)(d)(e)	(19,159)	(2)
Total Rights Sold Short (Proceeds $0)		(2)
Total Investments Sold Short (Proceeds $0)		(31)
Total Investments, Net of Investments Sold Short (Cost $168,036,500)	99.3%	174,070,890
Other Assets, Less Liabilities	0.7	1,218,635
Net Assets	100.0%	$ 175,289,525

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $1,760,102; the total market value of collateral held by the Fund was $1,917,849. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,631,409. The Fund received cash collateral with a value of $286,440. (See Note 2(J))
(d)	Illiquid security—As of April 30, 2024, the total market value deemed illiquid under procedures approved by the Board of Trustees was $221,853, which represented 0.1% of the Fund’s net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Current yield as of April 30, 2024.
(g)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 1,288	$ 25,176	$ (25,941)	$ —	$ —	$ 523	$ 27	$ —	523
Abbreviation(s):
ACWI—All Country World Index
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
PCL—Provision for Credit Losses
REIT—Real Estate Investment Trust
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC International Research Equity Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Australia	$ —	$ 5,489,975	$ —	$ 5,489,975
Austria	—	1,408,945	—	1,408,945
Belgium	—	2,161,436	—	2,161,436
China	1,343,125	8,640,086	—	9,983,211
Denmark	—	4,684,700	—	4,684,700
Finland	—	253,504	—	253,504
France	—	22,720,312	—	22,720,312
Germany	—	14,966,610	—	14,966,610
Hong Kong	—	4,702,183	—	4,702,183
India	1,267,143	2,330,888	—	3,598,031
Indonesia	—	540,248	—	540,248
Ireland	—	588,133	—	588,133
Italy	277,091	4,166,394	—	4,443,485
Japan	—	24,721,181	—	24,721,181
Netherlands	—	6,050,941	—	6,050,941
Nigeria	—	404,395	—	404,395
Republic of Korea	—	4,002,687	—	4,002,687
Singapore	1,364,461	1,127,899	—	2,492,360
South Africa	—	2,755,577	—	2,755,577
Spain	—	126,840	—	126,840
Sweden	—	641,077	—	641,077
Switzerland	624,529	3,242,454	—	3,866,983
Taiwan	—	6,485,615	—	6,485,615
Thailand	—	45,084	—	45,084
United Kingdom	—	19,148,835	—	19,148,835
United States	68,425	8,933,963	—	9,002,388
All Other Countries	12,729,746	—	27,760	12,757,506
Total Common Stocks	17,674,520	150,339,962	27,760	168,042,242
Preferred Stocks	1,183,877	1,581,240	—	2,765,117
Warrants	—	—	—	—
Exchange-Traded Fund	2,453,804	—	—	2,453,804
Short-Term Investments
Affiliated Investment Company	523,318	—	—	523,318
Unaffiliated Investment Company	286,440	—	—	286,440
Total Short-Term Investments	809,758	—	—	809,758
Total Investments in Securities	$ 22,121,959	$ 151,921,202	$ 27,760	$ 174,070,921
Liability Valuation Inputs
Common Stock Sold Short	$ —	$ —	$ (29)	$ (29)
Rights Sold Short	—	—	(2)	(2)
Total Investments in Securities Sold Short	$ —	$ —	$ (31)	$ (31)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Aerospace & Defense	$ 2,797,679	1.6%
Air Freight & Logistics	1,069,785	0.6
Automobile Components	2,163,829	1.2
Automobiles	2,733,232	1.6
Banks	23,104,115	13.2
Beverages	1,437,723	0.8
Biotechnology	1,353,942	0.8
Building Products	923,973	0.5
Capital Markets	2,763,026	1.6
Chemicals	2,070,081	1.2
Construction & Engineering	817,521	0.5
Construction Materials	159,994	0.1
Consumer Staples Distribution & Retail	2,898,838	1.7
Containers & Packaging	163,199	0.1
Distributors	185,269	0.1
Diversified REITs	765,285	0.4
Diversified Telecommunication Services	2,467,477	1.4
Electric Utilities	1,899,169	1.1
Electrical Equipment	1,938,843	1.1
Electronic Equipment, Instruments & Components	2,647,409	1.5
Entertainment	28,040	0.0‡
Exchange-Traded Fund	2,453,804	1.4
Financial Services	1,170,647	0.7
Gas Utilities	840,642	0.5
Ground Transportation	1,919,248	1.1
Health Care Equipment & Supplies	1,946,350	1.1
Hotels, Restaurants & Leisure	2,659,882	1.5
Household Durables	2,596,621	1.5
Household Products	1,322,895	0.8
Independent Power and Renewable Electricity Producers	709,733	0.4
Industrial Conglomerates	2,029,675	1.2
Industrial REITs	1,106,868	0.6
Insurance	10,834,356	6.2
Interactive Media & Services	3,582,775	2.0
IT Services	1,892,047	1.1
Life Sciences Tools & Services	1,597,176	0.9
Machinery	4,439,801	2.5
Media	1,338,719	0.8
Metals & Mining	8,412,601	4.8
Multi-Utilities	2,342,020	1.3
Oil, Gas & Consumable Fuels	8,862,697	5.1
Passenger Airlines	782,696	0.4
Personal Care Products	7,392,416	4.2
	Value	Percent
Pharmaceuticals	$ 12,709,528	7.3%
Professional Services	3,103,590	1.8
Real Estate Management & Development	3,411,874	1.9
Retail REITs	792,748	0.4
Semiconductors & Semiconductor Equipment	12,530,188	7.1
Software	1,695,363	1.0
Technology Hardware, Storage & Peripherals	2,675,195	1.5
Textiles, Apparel & Luxury Goods	4,686,474	2.7
Trading Companies & Distributors	3,705,491	2.1
Transportation Infrastructure	126,840	0.1
Water Utilities	902,739	0.5
Wireless Telecommunication Services	2,299,035	1.3
	173,261,163	98.9
Short-Term Investments	809,758	0.4
Other Assets, Less Liabilities*	1,218,604	0.7
Net Assets	$175,289,525	100.0%

*	Includes Investments sold short (details are shown below).
The table below sets forth the diversification of the Fund's investments sold short by industry.
	Value	Percent
Biotechnology	$ (2)	(0.0)%‡
Passenger Airlines	(29)	(0.0)‡
	$(31)	(0.0)%‡

†	Percentages indicated are based on Fund net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC International Research Equity Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $167,513,182) including securities on loan of $1,760,102	$173,547,603
Investment in affiliated investment companies, at value (identified cost $523,318)	523,318
Cash denominated in foreign currencies (identified cost $220,964)	220,832
Cash collateral on deposit for short positions	23,441
Receivables:
Investment securities sold	2,199,249
Dividends	1,114,930
Securities lending	1,057
Fund shares sold	450
Other assets	50,809
Total assets	177,681,689
Liabilities
Investments sold short (proceeds $0)	31
Cash collateral received for securities on loan	286,440
Due to custodian	2,308
Payables:
Investment securities purchased	1,807,741
Manager (See Note 3)	100,283
Foreign capital gains tax (See Note 2)	89,459
Custodian	57,950
Fund shares redeemed	20,204
Transfer agent (See Note 3)	12,227
Shareholder communication	8,083
NYLIFE Distributors (See Note 3)	3,286
Professional fees	2,753
Accrued expenses	1,399
Total liabilities	2,392,164
Net assets	$175,289,525
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 23,193
Additional paid-in-capital	267,315,192
267,338,385
Total distributable earnings (loss)	(92,048,860)
Net assets	$175,289,525
Class A
Net assets applicable to outstanding shares	$ 10,458,167
Shares of beneficial interest outstanding	1,391,802
Net asset value per share outstanding	$ 7.51
Maximum sales charge (5.50% of offering price)	0.44
Maximum offering price per share outstanding	$ 7.95
Investor Class
Net assets applicable to outstanding shares	$ 1,712,561
Shares of beneficial interest outstanding	228,977
Net asset value per share outstanding	$ 7.48
Maximum sales charge (5.00% of offering price)	0.39
Maximum offering price per share outstanding	$ 7.87
Class C
Net assets applicable to outstanding shares	$ 941,839
Shares of beneficial interest outstanding	128,097
Net asset value and offering price per share outstanding	$ 7.35
Class I
Net assets applicable to outstanding shares	$162,176,958
Shares of beneficial interest outstanding	21,444,329
Net asset value and offering price per share outstanding	$ 7.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $162,944)	$ 2,210,599
Dividends-affiliated	26,774
Securities lending, net	7,090
Total income	2,244,463
Expenses
Manager (See Note 3)	619,482
Custodian	51,490
Professional fees	48,659
Transfer agent (See Note 3)	31,990
Registration	28,262
Distribution/Service—Class A (See Note 3)	13,027
Distribution/Service—Investor Class (See Note 3)	2,139
Distribution/Service—Class C (See Note 3)	5,783
Trustees	1,947
Shareholder communication	1,554
Miscellaneous	5,473
Total expenses before waiver/reimbursement	809,806
Expense waiver/reimbursement from Manager (See Note 3)	(71,025)
Net expenses	738,781
Net investment income (loss)	1,505,682
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	6,352,906
Foreign currency transactions	(29,051)
Net realized gain (loss)	6,323,855
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	18,217,992
Investments sold short	(1)
Translation of other assets and liabilities in foreign currencies	(2,894)
Net change in unrealized appreciation (depreciation)	18,215,097
Net realized and unrealized gain (loss)	24,538,952
Net increase (decrease) in net assets resulting from operations	$26,044,634

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(10,644).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(89,459).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC International Research Equity Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,505,682	$ 2,997,328
Net realized gain (loss)	6,323,855	(1,450,006)
Net change in unrealized appreciation (depreciation)	18,215,097	19,918,491
Net increase (decrease) in net assets resulting from operations	26,044,634	21,465,813
Distributions to shareholders:
Class A	(187,602)	(185,367)
Investor Class	(25,017)	(23,565)
Class C	(3,362)	(5,091)
Class I	(3,017,802)	(3,101,573)
Total distributions to shareholders	(3,233,783)	(3,315,596)
Capital share transactions:
Net proceeds from sales of shares	16,985,358	4,867,268
Net asset value of shares issued to shareholders in reinvestment of distributions	3,226,737	3,308,751
Cost of shares redeemed	(14,048,243)	(42,023,793)
Increase (decrease) in net assets derived from capital share transactions	6,163,852	(33,847,774)
Net increase (decrease) in net assets	28,974,703	(15,697,557)
Net Assets
Beginning of period	146,314,822	162,012,379
End of period	$175,289,525	$146,314,822
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 6.52	$ 5.90	$ 8.16	$ 6.40	$ 7.77	$ 7.93
Net investment income (loss) (a)	0.05	0.11	0.12	0.09	0.06	0.15
Net realized and unrealized gain (loss)	1.07	0.62	(2.18)	1.81	(0.70)	0.10
Total from investment operations	1.12	0.73	(2.06)	1.90	(0.64)	0.25
Less distributions:
From net investment income	(0.13)	(0.11)	(0.20)	(0.14)	(0.73)	(0.41)
Net asset value at end of period	$ 7.51	$ 6.52	$ 5.90	$ 8.16	$ 6.40	$ 7.77
Total investment return (b)	17.31%	12.34%	(25.89)%	29.93%	(9.21)%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%††	1.60%	1.67%	1.09%	0.89%	2.04%
Net expenses (c)	1.14%††	1.15%	1.15%(d)	1.31%(d)	1.63%(d)	1.75%(d)
Expenses (before waiver/reimbursement) (c)	1.20%††	1.21%	1.19%(d)	1.31%(d)	1.63%(d)	1.75%(d)
Portfolio turnover rate	57%	85%	65%	117%	136%	182%
Net assets at end of period (in 000’s)	$ 10,458	$ 9,866	$ 10,371	$ 15,492	$ 12,373	$ 19,557

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	1.15%	0.00%(e)
October 31, 2021	1.30%	0.01%
October 31, 2020	1.60%	0.03%
October 31, 2019	1.64%	0.11%

(e)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 6.48	$ 5.87	$ 8.11	$ 6.36	$ 7.73	$ 7.90
Net investment income (loss) (a)	0.04	0.08	0.09	0.05	0.04	0.15
Net realized and unrealized gain (loss)	1.06	0.62	(2.16)	1.82	(0.70)	0.08
Total from investment operations	1.10	0.70	(2.07)	1.87	(0.66)	0.23
Less distributions:
From net investment income	(0.10)	(0.09)	(0.17)	(0.12)	(0.71)	(0.40)
Net asset value at end of period	$ 7.48	$ 6.48	$ 5.87	$ 8.11	$ 6.36	$ 7.73
Total investment return (b)	17.15%	11.84%	(26.07)%	29.66%	(9.47)%	3.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%††	1.23%	1.35%	0.64%	0.66%	2.00%
Net expenses (c)	1.52%††	1.52%	1.46%(d)	1.63%(d)	1.89%(d)	1.93%(d)
Expenses (before waiver/reimbursement) (c)	1.62%††	1.59%	1.50%(d)	1.63%(d)	1.89%(d)	1.93%(d)
Portfolio turnover rate	57%	85%	65%	117%	136%	182%
Net assets at end of period (in 000's)	$ 1,713	$ 1,597	$ 1,624	$ 2,487	$ 2,731	$ 3,690

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	1.46%	0.00%(e)
October 31, 2021	1.62%	0.01%
October 31, 2020	1.86%	0.03%
October 31, 2019	1.81%	0.12%

(e)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 6.32	$ 5.70	$ 7.87	$ 6.16	$ 7.49	$ 7.63
Net investment income (loss) (a)	0.01	0.03	0.04	0.00‡	(0.01)	0.08
Net realized and unrealized gain (loss)	1.04	0.60	(2.11)	1.76	(0.68)	0.10
Total from investment operations	1.05	0.63	(2.07)	1.76	(0.69)	0.18
Less distributions:
From net investment income	(0.02)	(0.01)	(0.10)	(0.05)	(0.64)	(0.32)
Net asset value at end of period	$ 7.35	$ 6.32	$ 5.70	$ 7.87	$ 6.16	$ 7.49
Total investment return (b)	16.60%	11.10%	(26.65)%	28.66%	(10.16)%	2.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%††	0.49%	0.56%	0.01%	(0.22)%	1.14%
Net expenses (c)	2.27%††	2.27%	2.21%(d)	2.38%(d)	2.64%(d)	2.66%(d)
Expenses (before waiver/reimbursement) (c)	2.36%††	2.34%	2.25%(d)	2.38%(d)	2.64%(d)	2.66%(d)
Portfolio turnover rate	57%	85%	65%	117%	136%	182%
Net assets at end of period (in 000’s)	$ 942	$ 1,325	$ 2,458	$ 5,340	$ 6,229	$ 14,203

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	2.21%	0.00%(e)
October 31, 2021	2.37%	0.01%
October 31, 2020	2.61%	0.03%
October 31, 2019	2.55%	0.11%

(e)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 6.57	$ 5.95	$ 8.22	$ 6.45	$ 7.83	$ 8.00
Net investment income (loss) (a)	0.07	0.13	0.14	0.10	0.08	0.17
Net realized and unrealized gain (loss)	1.07	0.62	(2.19)	1.83	(0.71)	0.10
Total from investment operations	1.14	0.75	(2.05)	1.93	(0.63)	0.27
Less distributions:
From net investment income	(0.15)	(0.13)	(0.22)	(0.16)	(0.75)	(0.44)
Net asset value at end of period	$ 7.56	$ 6.57	$ 5.95	$ 8.22	$ 6.45	$ 7.83
Total investment return (b)	17.53%	12.58%	(25.61)%	30.21%	(8.98)%	4.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%††	1.87%	1.95%	1.26%	1.19%	2.20%
Net expenses (c)	0.86%††	0.86%	0.86%(d)	1.06%(d)	1.38%(d)	1.50%(d)
Expenses (before waiver/reimbursement) (c)	0.95%††	0.96%	0.94%(d)	1.08%(d)	1.38%(d)	1.50%(d)
Portfolio turnover rate	57%	85%	65%	117%	136%	182%
Net assets at end of period (in 000’s)	$ 162,177	$ 133,527	$ 147,559	$ 207,352	$ 230,100	$ 281,279

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2022	0.86%	0.00%(e)
October 31, 2021	1.05%	0.01%
October 31, 2020	1.35%	0.03%
October 31, 2019	1.40%	0.10%

(e)	Less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC International Research Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 28, 2007
Investor Class	February 28, 2008
Class C	September 28, 2007
Class I	September 28, 2007
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that

24	MainStay WMC International Research Equity Fund

establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
25

Notes to Financial Statements (Unaudited) (continued)
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2024, and can change at any time.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized

26	MainStay WMC International Research Equity Fund

appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. During the six-month period ended April 30, 2024, the Fund did not enter into any securities sold short.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may
27

Notes to Financial Statements (Unaudited) (continued)
include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(K) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.
(L) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of average daily net assets of the Fund.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.18% for Class A shares and 0.86% for Class I shares. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation,

28	MainStay WMC International Research Equity Fund

extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $619,482 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $71,025 and paid the Subadvisor fees in the amount of $244,999.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $124 and $65, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2024, of $59.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 1,642	$ —
Investor Class	3,877	(395)
Class C	2,545	(178)
Class I	23,926	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
29

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$168,992,980	$17,693,614	$(12,615,704)	$5,077,910
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $104,421,629, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$95,295	$9,126
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$3,315,596
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily
Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $96,804 and $92,916, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended April 30, 2024, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$2,381	$64	$(13)

30	MainStay WMC International Research Equity Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	66,392	$ 483,519
Shares issued to shareholders in reinvestment of distributions	26,271	181,798
Shares redeemed	(222,939)	(1,606,672)
Net increase (decrease) in shares outstanding before conversion	(130,276)	(941,355)
Shares converted into Class A (See Note 1)	9,305	68,337
Net increase (decrease)	(120,971)	$ (873,018)
Year ended October 31, 2023:
Shares sold	151,460	$ 1,033,866
Shares issued to shareholders in reinvestment of distributions	27,569	180,852
Shares redeemed	(435,884)	(2,976,755)
Net increase (decrease) in shares outstanding before conversion	(256,855)	(1,762,037)
Shares converted into Class A (See Note 1)	13,637	92,922
Shares converted from Class A (See Note 1)	(1,063)	(7,142)
Net increase (decrease)	(244,281)	$ (1,676,257)

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,886	$ 13,402
Shares issued to shareholders in reinvestment of distributions	3,582	24,718
Shares redeemed	(18,063)	(128,689)
Net increase (decrease) in shares outstanding before conversion	(12,595)	(90,569)
Shares converted into Investor Class (See Note 1)	4,090	29,697
Shares converted from Investor Class (See Note 1)	(8,931)	(65,380)
Net increase (decrease)	(17,436)	$ (126,252)
Year ended October 31, 2023:
Shares sold	7,994	$ 55,445
Shares issued to shareholders in reinvestment of distributions	3,565	23,315
Shares redeemed	(38,082)	(262,287)
Net increase (decrease) in shares outstanding before conversion	(26,523)	(183,527)
Shares converted into Investor Class (See Note 1)	5,089	34,768
Shares converted from Investor Class (See Note 1)	(8,923)	(61,321)
Net increase (decrease)	(30,357)	$ (210,080)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	990	$ 7,111
Shares issued to shareholders in reinvestment of distributions	494	3,362
Shares redeemed	(78,529)	(555,580)
Net increase (decrease) in shares outstanding before conversion	(77,045)	(545,107)
Shares converted from Class C (See Note 1)	(4,584)	(32,654)
Net increase (decrease)	(81,629)	$ (577,761)
Year ended October 31, 2023:
Shares sold	12,510	$ 85,290
Shares issued to shareholders in reinvestment of distributions	793	5,091
Shares redeemed	(229,803)	(1,512,804)
Net increase (decrease) in shares outstanding before conversion	(216,500)	(1,422,423)
Shares converted from Class C (See Note 1)	(5,037)	(33,657)
Net increase (decrease)	(221,537)	$ (1,456,080)

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	2,286,356	$ 16,481,326
Shares issued to shareholders in reinvestment of distributions	433,457	3,016,859
Shares redeemed	(1,589,312)	(11,757,302)
Net increase (decrease)	1,130,501	$ 7,740,883
Year ended October 31, 2023:
Shares sold	522,048	$ 3,692,667
Shares issued to shareholders in reinvestment of distributions	469,620	3,099,493
Shares redeemed	(5,473,111)	(37,271,947)
Net increase (decrease) in shares outstanding before conversion	(4,481,443)	(30,479,787)
Shares converted from Class I (See Note 1)	(3,834)	(25,570)
Net increase (decrease)	(4,485,277)	$(30,505,357)
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
31

Notes to Financial Statements (Unaudited) (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
32	MainStay WMC International Research Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC International Research Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, WMC personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Fund’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated WMC’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at WMC.  The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other

34	MainStay WMC International Research Equity Fund

items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of WMC and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the three-, five- and ten-year periods ended July 31, 2023, and performed favorably relative to its peer funds for the one-year period ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of WMC’s relationship with the Fund, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of WMC’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC, and profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s

36	MainStay WMC International Research Equity Fund

management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
37

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
38	MainStay WMC International Research Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
39

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022276 MS081-24	MSWIRE10-06/24
(NYLIM) NL530

MainStay WMC Small Companies Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	1/2/2004	17.64%	7.56%	2.21%	4.01%	1.22%
		Excluding sales charges		24.49	13.82	3.38	4.60	1.22
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	18.14	7.86	1.93	3.73	1.70
		Excluding sales charges		24.36	13.54	3.09	4.32	1.70
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	1/2/2004	18.83	7.67	2.04	3.54	2.46
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		23.83	12.67	2.32	3.54	2.46
Class C Shares	Maximum 1.00% CDSC	With sales charges	12/30/2002	22.85	11.67	2.32	3.54	2.46
	if Redeemed Within One Year of Purchase	Excluding sales charges		23.85	12.67	2.32	3.54	2.46
Class I Shares	No Sales Charge		1/12/1987	24.61	14.09	3.63	4.85	0.97

1.	The Fund replaced its subadvisor effective April 1, 2019, and changed its investment objective and principal investment strategies. Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund’s prior subadvisors, investment objective and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 3000® Index[2]	21.09%	22.30%	12.43%	11.81%
Russell 2000® Index[3]	19.66	13.32	5.83	7.22
Morningstar Small Blend Category Average[4]	18.81	13.98	7.17	7.28

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the Russell 2000® Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The Russell 2000® Index, which is generally representative of the market sectors or types of investments in which the Fund invests, measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
4.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Small Companies Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Small Companies Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,244.90	$ 6.87	$1,018.75	$ 6.17	1.23%
Investor Class Shares	$1,000.00	$1,243.60	$ 8.31	$1,017.45	$ 7.47	1.49%
Class B Shares	$1,000.00	$1,238.30	$12.47	$1,013.72	$11.22	2.24%
Class C Shares	$1,000.00	$1,238.50	$12.47	$1,013.72	$11.22	2.24%
Class I Shares	$1,000.00	$1,246.10	$ 5.47	$1,019.99	$ 4.92	0.98%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2024 (Unaudited)
Biotechnology	7.5%
Banks	7.4
Energy Equipment & Services	5.8
Financial Services	5.3
Chemicals	4.8
Electronic Equipment, Instruments & Components	4.7
Software	4.4
Commercial Services & Supplies	3.8
Semiconductors & Semiconductor Equipment	3.8
Trading Companies & Distributors	3.7
Machinery	3.7
Automobile Components	3.5
Health Care Providers & Services	3.4
Hotels, Restaurants & Leisure	3.2
Metals & Mining	3.0
Ground Transportation	2.8
Health Care Equipment & Supplies	2.4
Household Durables	2.2
Food Products	1.9
Health Care REITs	1.8%
Oil, Gas & Consumable Fuels	1.8
Interactive Media & Services	1.8
Diversified Consumer Services	1.7
Consumer Finance	1.7
Pharmaceuticals	1.6
Gas Utilities	1.6
Aerospace & Defense	1.6
Specialized REITs	1.5
Media	1.5
Containers & Packaging	1.5
Communications Equipment	1.4
Real Estate Management & Development	1.3
Electric Utilities	1.1
Exchange–Traded Fund	0.5
Short–Term Investments	2.1
Other Assets, Less Liabilities	–1.8
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Carpenter Technology Corp.
2.	Skyline Champion Corp.
3.	Semtech Corp.
4.	MRC Global, Inc.
5.	Interface, Inc.
6.	Hims & Hers Health, Inc.
7.	Tidewater, Inc.
8.	Freshpet, Inc.
9.	Blue Bird Corp.
10.	Minerals Technologies, Inc.

8	MainStay WMC Small Companies Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 99.2%
Aerospace & Defense 1.6%
BWX Technologies, Inc.	44,748	$ 4,285,516
Automobile Components 3.5%
Dana, Inc.	159,402	1,981,367
Goodyear Tire & Rubber Co. (The) (a)	367,765	4,398,470
XPEL, Inc. (a)	61,026	3,206,916
		9,586,753
Banks 7.4%
Banner Corp.	63,345	2,763,742
OFG Bancorp	80,439	2,904,652
Old National Bancorp	234,726	3,882,368
Stellar Bancorp, Inc.	123,138	2,733,664
United Community Banks, Inc.	109,491	2,762,458
Veritex Holdings, Inc.	133,883	2,608,041
WSFS Financial Corp.	60,666	2,592,258
		20,247,183
Biotechnology 7.5%
4D Molecular Therapeutics, Inc. (a)	6,271	150,065
89bio, Inc. (a)	13,184	112,196
ACADIA Pharmaceuticals, Inc. (a)	18,668	311,942
Agios Pharmaceuticals, Inc. (a)	12,834	417,105
Akero Therapeutics, Inc. (a)	9,888	196,672
Alkermes plc (a)	23,237	570,236
Alpine Immune Sciences, Inc. (a)	6,261	404,398
ALX Oncology Holdings, Inc. (a)(b)	5,892	100,282
Amicus Therapeutics, Inc. (a)	53,952	538,980
Apogee Therapeutics, Inc. (a)(b)	3,140	157,942
Arcellx, Inc. (a)	5,056	252,901
Arcutis Biotherapeutics, Inc. (a)	14,993	124,742
Ardelyx, Inc. (a)	33,719	215,802
Arrowhead Pharmaceuticals, Inc. (a)	16,422	371,466
Avidity Biosciences, Inc. (a)	12,474	300,998
Beam Therapeutics, Inc. (a)(b)	10,617	225,293
Biohaven Ltd. (a)	9,110	353,468
Biomea Fusion, Inc. (a)(b)	4,492	48,244
Blueprint Medicines Corp. (a)	8,994	821,512
Cabaletta Bio, Inc. (a)	6,398	68,107
Caribou Biosciences, Inc. (a)	18,483	67,093
Celldex Therapeutics, Inc. (a)	11,619	434,783
Crinetics Pharmaceuticals, Inc. (a)	12,610	552,570
Cytokinetics, Inc. (a)	12,863	788,759
Day One Biopharmaceuticals, Inc. (a)	11,891	203,336
Denali Therapeutics, Inc. (a)	17,200	265,568
Disc Medicine, Inc. (a)	3,247	90,396
Dyne Therapeutics, Inc. (a)	8,177	206,960
	Shares	Value

Biotechnology (continued)
Fate Therapeutics, Inc. (a)	13,874	$ 54,802
Geron Corp. (a)	101,943	400,636
Halozyme Therapeutics, Inc. (a)	17,248	657,149
Immunovant, Inc. (a)	9,859	270,531
Inozyme Pharma, Inc. (a)(b)	11,570	51,024
Intellia Therapeutics, Inc. (a)(b)	13,933	298,166
Iovance Biotherapeutics, Inc. (a)	35,508	418,284
Ironwood Pharmaceuticals, Inc. (a)	30,636	237,429
Krystal Biotech, Inc. (a)	2,995	458,594
Kura Oncology, Inc. (a)	11,074	217,272
Kymera Therapeutics, Inc. (a)	8,945	300,731
MacroGenics, Inc. (a)	9,596	141,829
Mersana Therapeutics, Inc. (a)	19,601	62,135
Morphic Holding, Inc. (a)	7,807	212,897
Myriad Genetics, Inc. (a)	12,241	239,556
Nkarta, Inc. (a)	7,905	52,805
Nurix Therapeutics, Inc. (a)	9,604	115,440
Nuvalent, Inc., Class A (a)	5,260	362,309
Olema Pharmaceuticals, Inc. (a)	8,780	89,293
Prothena Corp. plc (a)	9,091	184,911
PTC Therapeutics, Inc. (a)	12,115	389,497
REGENXBIO, Inc. (a)	8,653	132,824
Relay Therapeutics, Inc. (a)	17,219	112,268
Replimune Group, Inc. (a)	14,545	92,361
REVOLUTION Medicines, Inc. (a)	23,228	865,940
Rhythm Pharmaceuticals, Inc. (a)	6,631	263,649
Rocket Pharmaceuticals, Inc. (a)	13,719	295,233
Sage Therapeutics, Inc. (a)	10,996	153,284
Sana Biotechnology, Inc. (a)	11,074	99,666
Savara, Inc. (a)(b)	31,988	146,505
SpringWorks Therapeutics, Inc. (a)	9,042	422,171
Syndax Pharmaceuticals, Inc. (a)	15,226	321,725
TG Therapeutics, Inc. (a)	18,765	256,330
Travere Therapeutics, Inc. (a)	17,900	98,987
Twist Bioscience Corp. (a)	9,042	282,382
UroGen Pharma Ltd. (a)(b)	7,409	102,392
Vaxcyte, Inc. (a)	14,856	899,531
Veracyte, Inc. (a)	15,099	295,487
Vericel Corp. (a)	6,757	309,944
Verve Therapeutics, Inc. (a)	9,451	56,801
Viking Therapeutics, Inc. (a)	11,337	902,198
Viridian Therapeutics, Inc. (a)	10,685	141,683
Voyager Therapeutics, Inc. (a)	10,394	81,281
Xencor, Inc. (a)	13,631	285,433
Y-mAbs Therapeutics, Inc. (a)(b)	7,234	110,029
Zymeworks, Inc. (a)	12,455	106,864
		20,402,074

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Chemicals 4.8%
Minerals Technologies, Inc.	67,684	$ 4,933,487
Quaker Chemical Corp.	19,015	3,546,868
Sensient Technologies Corp.	63,413	4,643,100
		13,123,455
Commercial Services & Supplies 3.8%
Brady Corp., Class A	79,274	4,677,166
Interface, Inc.	379,296	5,799,436
		10,476,602
Communications Equipment 1.4%
Infinera Corp. (a)(b)	764,979	3,687,199
Consumer Finance 1.7%
Enova International, Inc. (a)	75,081	4,544,653
Containers & Packaging 1.5%
Greif, Inc., Class A	66,296	4,062,619
Diversified Consumer Services 1.7%
Laureate Education, Inc.	326,735	4,737,657
Electric Utilities 1.1%
Portland General Electric Co.	71,907	3,108,540
Electronic Equipment, Instruments & Components 4.7%
CTS Corp.	89,369	4,088,632
Napco Security Technologies, Inc.	117,275	4,773,093
TTM Technologies, Inc. (a)	273,193	4,078,771
		12,940,496
Energy Equipment & Services 5.8%
Helix Energy Solutions Group, Inc. (a)	345,536	3,711,057
Liberty Energy, Inc.	206,693	4,547,246
Patterson-UTI Energy, Inc.	217,555	2,353,945
Tidewater, Inc. (a)	57,599	5,290,468
		15,902,716
Financial Services 5.3%
Federal Agricultural Mortgage Corp., Class C	21,733	4,045,163
NMI Holdings, Inc., Class A (a)	121,828	3,759,612
Remitly Global, Inc. (a)	204,509	3,646,395
Shift4 Payments, Inc., Class A (a)(b)	53,881	3,117,555
		14,568,725
	Shares	Value

Food Products 1.9%
Freshpet, Inc. (a)	49,834	$ 5,285,892
Gas Utilities 1.6%
New Jersey Resources Corp.	100,473	4,389,665
Ground Transportation 2.8%
Marten Transport Ltd.	176,525	2,986,803
Ryder System, Inc.	37,623	4,584,363
		7,571,166
Health Care Equipment & Supplies 2.4%
Artivion, Inc. (a)	215,730	4,232,622
SI-BONE, Inc. (a)	163,314	2,328,858
		6,561,480
Health Care Providers & Services 3.4%
Hims & Hers Health, Inc. (a)	461,997	5,788,822
Progyny, Inc. (a)	109,850	3,521,791
		9,310,613
Health Care REITs 1.8%
CareTrust REIT, Inc.	199,326	4,927,339
Hotels, Restaurants & Leisure 3.2%
Hilton Grand Vacations, Inc. (a)	113,898	4,742,713
Jack in the Box, Inc.	71,664	4,089,864
		8,832,577
Household Durables 2.2%
Skyline Champion Corp. (a)	81,283	6,095,412
Interactive Media & Services 1.8%
Taboola.com Ltd. (a)	1,162,009	4,880,438
Machinery 3.7%
Blue Bird Corp. (a)	157,189	5,180,164
Greenbrier Cos., Inc. (The)	99,318	4,905,316
		10,085,480
Media 1.5%
Magnite, Inc. (a)	469,044	4,141,659
Metals & Mining 3.0%
Carpenter Technology Corp.	75,702	6,487,661
MP Materials Corp. (a)(b)	108,297	1,732,752
		8,220,413

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay WMC Small Companies Fund

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 1.8%
PBF Energy, Inc., Class A	92,223	$ 4,912,719
Pharmaceuticals 1.6%
Amylyx Pharmaceuticals, Inc. (a)	10,841	19,622
Arvinas, Inc. (a)	6,991	222,104
Axsome Therapeutics, Inc. (a)(b)	5,513	406,639
Corcept Therapeutics, Inc. (a)	15,343	357,799
Harmony Biosciences Holdings, Inc. (a)	7,866	243,138
Innoviva, Inc. (a)	21,137	319,380
Intra-Cellular Therapies, Inc. (a)	14,662	1,052,878
Ligand Pharmaceuticals, Inc. (a)	4,045	282,705
Longboard Pharmaceuticals, Inc. (a)(b)	4,443	94,636
Marinus Pharmaceuticals, Inc. (a)	12,922	18,220
Neumora Therapeutics, Inc. (a)	4,560	41,450
Pacira BioSciences, Inc. (a)	11,463	300,904
Phathom Pharmaceuticals, Inc. (a)(b)	9,626	86,923
Phibro Animal Health Corp., Class A	10,812	180,560
Revance Therapeutics, Inc. (a)	24,618	88,871
Supernus Pharmaceuticals, Inc. (a)	12,047	362,615
Tarsus Pharmaceuticals, Inc. (a)	4,239	133,232
Theravance Biopharma, Inc. (a)(b)	24,628	207,860
WaVe Life Sciences Ltd. (a)	18,055	89,011
		4,508,547
Real Estate Management & Development 1.3%
Marcus & Millichap, Inc.	107,918	3,417,763
Semiconductors & Semiconductor Equipment 3.8%
Semtech Corp. (a)(b)	160,421	6,035,038
Tower Semiconductor Ltd. (a)	134,679	4,426,899
		10,461,937
Software 4.4%
Agilysys, Inc. (a)	49,290	4,093,534
SolarWinds Corp.	310,233	3,418,768
Verint Systems, Inc. (a)	148,696	4,502,515
		12,014,817
Specialized REITs 1.5%
Uniti Group, Inc.	732,404	4,211,323
Trading Companies & Distributors 3.7%
MRC Global, Inc. (a)	521,158	5,852,604
	Shares	Value

Trading Companies & Distributors (continued)
Xometry, Inc., Class A (a)(b)	242,714	$ 4,337,299
		10,189,903
Total Common Stocks (Cost $254,935,519)		271,693,331
Exchange-Traded Fund 0.5%
iShares Russell 2000 ETF (b)	7,385	1,446,722
Total Exchange-Traded Fund (Cost $1,515,551)		1,446,722
Short-Term Investments 2.1%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 5.242% (c)	689,255	689,255
Unaffiliated Investment Company 1.8%
Invesco Government & Agency Portfolio, 5.309% (c)(d)	5,043,585	5,043,585
Total Short-Term Investments (Cost $5,732,840)		5,732,840
Total Investments (Cost $262,183,910)	101.8%	278,872,893
Other Assets, Less Liabilities	(1.8)	(4,925,942)
Net Assets	100.0%	$ 273,946,951

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $18,932,309; the total market value of collateral held by the Fund was $19,465,615. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,422,030. The Fund received cash collateral with a value of $5,043,585. (See Note 2(G))
(c)	Current yield as of April 30, 2024.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 46,527	$ (45,838)	$ —	$ —	$ 689	$ 40	$ —	689
Abbreviation(s):
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 271,693,331	$ —	$ —	$ 271,693,331
Exchange-Traded Fund	1,446,722	—	—	1,446,722
Short-Term Investments
Affiliated Investment Company	689,255	—	—	689,255
Unaffiliated Investment Company	5,043,585	—	—	5,043,585
Total Short-Term Investments	5,732,840	—	—	5,732,840
Total Investments in Securities	$ 278,872,893	$ —	$ —	$ 278,872,893

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Small Companies Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $261,494,655) including securities on loan of $18,932,309	$278,183,638
Investment in affiliated investment companies, at value (identified cost $689,255)	689,255
Cash	828
Receivables:
Investment securities sold	419,010
Dividends	86,755
Fund shares sold	13,312
Securities lending	3,852
Other assets	61,656
Total assets	279,458,306
Liabilities
Cash collateral received for securities on loan	5,043,585
Payables:
Manager (See Note 3)	179,923
Fund shares redeemed	99,162
Transfer agent (See Note 3)	76,467
Professional fees	33,899
NYLIFE Distributors (See Note 3)	33,729
Shareholder communication	19,733
Custodian	12,027
Trustees	165
Accrued expenses	12,665
Total liabilities	5,511,355
Net assets	$273,946,951
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 12,185
Additional paid-in-capital	309,780,885
309,793,070
Total distributable earnings (loss)	(35,846,119)
Net assets	$273,946,951
Class A
Net assets applicable to outstanding shares	$119,643,045
Shares of beneficial interest outstanding	5,401,925
Net asset value per share outstanding	$ 22.15
Maximum sales charge (5.50% of offering price)	1.29
Maximum offering price per share outstanding	$ 23.44
Investor Class
Net assets applicable to outstanding shares	$ 33,109,805
Shares of beneficial interest outstanding	1,548,268
Net asset value per share outstanding	$ 21.39
Maximum sales charge (5.00% of offering price)	1.13
Maximum offering price per share outstanding	$ 22.52
Class B
Net assets applicable to outstanding shares	$ 567,065
Shares of beneficial interest outstanding	33,379
Net asset value and offering price per share outstanding	$ 16.99
Class C
Net assets applicable to outstanding shares	$ 1,368,186
Shares of beneficial interest outstanding	80,568
Net asset value and offering price per share outstanding	$ 16.98
Class I
Net assets applicable to outstanding shares	$119,258,850
Shares of beneficial interest outstanding	5,121,007
Net asset value and offering price per share outstanding	$ 23.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $9,353)	$ 2,014,590
Dividends-affiliated	39,610
Securities lending, net	13,336
Total income	2,067,536
Expenses
Manager (See Note 3)	1,029,952
Transfer agent (See Note 3)	207,911
Distribution/Service—Class A (See Note 3)	148,076
Distribution/Service—Investor Class (See Note 3)	40,865
Distribution/Service—Class B (See Note 3)	3,774
Distribution/Service—Class C (See Note 3)	6,991
Distribution/Service—Class R2 (See Note 3)(a)	77
Distribution/Service—Class R3 (See Note 3)(a)	617
Registration	47,766
Professional fees	41,534
Custodian	11,483
Trustees	3,203
Shareholder communication	2,090
Shareholder service (See Note 3)	171
Miscellaneous	2,586
Total expenses before waiver/reimbursement	1,547,096
Expense waiver/reimbursement from Manager (See Note 3)	(38,222)
Net expenses	1,508,874
Net investment income (loss)	558,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	7,757,218
Net change in unrealized appreciation (depreciation) on unaffiliated investments	44,958,721
Net realized and unrealized gain (loss)	52,715,939
Net increase (decrease) in net assets resulting from operations	$53,274,601

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Small Companies Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and the year ended October 31, 2023
	Six months ended April 30, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 558,662	$ 487,045
Net realized gain (loss)	7,757,218	(33,179,809)
Net change in unrealized appreciation (depreciation)	44,958,721	(7,769,337)
Net increase (decrease) in net assets resulting from operations	53,274,601	(40,462,101)
Distributions to shareholders:
Class A	(174,368)	(2,695,102)
Investor Class	—	(654,688)
Class B	—	(26,215)
Class C	—	(30,249)
Class I	(364,455)	(3,293,739)
Class R1(a)	(156)	(1,147)
Class R2(a)	(48)	(2,109)
Class R3(a)	—	(8,221)
Total distributions to shareholders	(539,027)	(6,711,470)
Capital share transactions:
Net proceeds from sales of shares	24,230,822	31,953,890
Net asset value of shares issued to shareholders in reinvestment of distributions	529,340	6,604,900
Cost of shares redeemed	(30,490,215)	(92,443,616)
Increase (decrease) in net assets derived from capital share transactions	(5,730,053)	(53,884,826)
Net increase (decrease) in net assets	47,005,521	(101,058,397)
Net Assets
Beginning of period	226,941,430	327,999,827
End of period	$273,946,951	$ 226,941,430

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class A		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 17.82	$ 21.32	$ 32.63	$ 22.62	$ 24.59	$ 28.34
Net investment income (loss) (a)	0.04	0.02	0.39	(0.10)	(0.07)	0.07
Net realized and unrealized gain (loss)	4.32	(3.09)	(3.93)	10.11	(1.83)	0.24
Total from investment operations	4.36	(3.07)	(3.54)	10.01	(1.90)	0.31
Less distributions:
From net investment income	(0.03)	(0.43)	—	—	(0.05)	(0.05)
From net realized gain on investments	—	—	(7.77)	—	—	(4.01)
Return of capital	—	—	—	—	(0.02)	—
Total distributions	(0.03)	(0.43)	(7.77)	—	(0.07)	(4.06)
Net asset value at end of period	$ 22.15	$ 17.82	$ 21.32	$ 32.63	$ 22.62	$ 24.59
Total investment return (b)	24.49%	(14.66)%	(13.90)%	44.25%	(7.76)%	1.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%††	0.09%	1.69%	(0.32)%	(0.30)%	0.27%
Net expenses (c)	1.23%††	1.22%	1.23%	1.21%	1.25%	1.25%
Expenses (before waiver/reimbursement)	1.23%††(c)	1.22%(c)	1.23%(c)	1.22%(c)	1.25%	1.25%
Portfolio turnover rate	51%	86%	75%	108%	208%	205%
Net assets at end of period (in 000’s)	$ 119,643	$ 103,460	$ 135,890	$ 178,454	$ 115,403	$ 141,548

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Investor Class		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 17.20	$ 20.60	$ 31.86	$ 22.14	$ 24.07	$ 27.85
Net investment income (loss) (a)	0.01	(0.03)	0.32	(0.17)	(0.13)	(0.01)
Net realized and unrealized gain (loss)	4.18	(2.99)	(3.81)	9.89	(1.80)	0.24
Total from investment operations	4.19	(3.02)	(3.49)	9.72	(1.93)	0.23
Less distributions:
From net investment income	—	(0.38)	—	—	(0.00)‡	—
From net realized gain on investments	—	—	(7.77)	—	—	(4.01)
Return of capital	—	—	—	—	(0.00)‡	—
Total distributions	—	(0.38)	(7.77)	—	(0.00)‡	(4.01)
Net asset value at end of period	$ 21.39	$ 17.20	$ 20.60	$ 31.86	$ 22.14	$ 24.07
Total investment return (b)	24.36%	(14.92)%	(14.13)%	43.90%	(8.02)%	1.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%††	(0.18)%	1.43%	(0.57)%	(0.57)%	(0.05)%
Net expenses (c)	1.49%††	1.49%	1.50%	1.49%	1.52%	1.55%
Expenses (before waiver/reimbursement) (c)	1.70%††	1.70%	1.58%	1.66%	1.70%	1.64%
Portfolio turnover rate	51%	86%	75%	108%	208%	205%
Net assets at end of period (in 000's)	$ 33,110	$ 28,292	$ 35,985	$ 45,382	$ 41,547	$ 49,342

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class B		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.72	$ 16.46	$ 27.20	$ 19.04	$ 20.86	$ 24.83
Net investment income (loss) (a)	(0.05)	(0.14)	0.15	(0.34)	(0.25)	(0.16)
Net realized and unrealized gain (loss)	3.32	(2.38)	(3.12)	8.50	(1.57)	0.20
Total from investment operations	3.27	(2.52)	(2.97)	8.16	(1.82)	0.04
Less distributions:
From net investment income	—	(0.22)	—	—	—	—
From net realized gain on investments	—	—	(7.77)	—	—	(4.01)
Total distributions	—	(0.22)	(7.77)	—	—	(4.01)
Net asset value at end of period	$ 16.99	$ 13.72	$ 16.46	$ 27.20	$ 19.04	$ 20.86
Total investment return (b)	23.83%	(15.48)%	(14.81)%	42.86%	(8.72)%	0.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.61)%††	(0.92)%	0.88%	(1.31)%	(1.30)%	(0.74)%
Net expenses (c)	2.24%††	2.24%	2.24%	2.24%	2.27%	2.30%
Expenses (before waiver/reimbursement) (c)	2.44%††	2.46%	2.33%	2.41%	2.45%	2.39%
Portfolio turnover rate	51%	86%	75%	108%	208%	205%
Net assets at end of period (in 000’s)	$ 567	$ 828	$ 2,036	$ 4,021	$ 4,447	$ 7,442

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2024*	Year Ended October 31,
Class C		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.71	$ 16.46	$ 27.19	$ 19.03	$ 20.84	$ 24.81
Net investment income (loss) (a)	(0.05)	(0.15)	0.15	(0.34)	(0.25)	(0.13)
Net realized and unrealized gain (loss)	3.32	(2.38)	(3.11)	8.50	(1.56)	0.17
Total from investment operations	3.27	(2.53)	(2.96)	8.16	(1.81)	0.04
Less distributions:
From net investment income	—	(0.22)	—	—	—	—
From net realized gain on investments	—	—	(7.77)	—	—	(4.01)
Total distributions	—	(0.22)	(7.77)	—	—	(4.01)
Net asset value at end of period	$ 16.98	$ 13.71	$ 16.46	$ 27.19	$ 19.03	$ 20.84
Total investment return (b)	23.85%	(15.54)%	(14.74)%	42.88%(c)	(8.69)%	0.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.62)%††	(0.92)%	0.83%	(1.32)%	(1.30)%	(0.60)%
Net expenses (d)	2.24%††	2.24%	2.24%	2.24%	2.27%	2.30%
Expenses (before waiver/reimbursement) (d)	2.45%††	2.46%	2.33%	2.41%	2.45%	2.39%
Portfolio turnover rate	51%	86%	75%	108%	208%	205%
Net assets at end of period (in 000’s)	$ 1,368	$ 1,280	$ 2,415	$ 4,129	$ 3,201	$ 5,469

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2024*	Year Ended October 31,
Class I		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 18.76	$ 22.43	$ 33.85	$ 23.40	$ 25.44	$ 29.19
Net investment income (loss) (a)	0.07	0.07	0.45	(0.02)	(0.01)	0.17
Net realized and unrealized gain (loss)	4.54	(3.25)	(4.10)	10.47	(1.90)	0.22
Total from investment operations	4.61	(3.18)	(3.65)	10.45	(1.91)	0.39
Less distributions:
From net investment income	(0.08)	(0.49)	—	—	(0.09)	(0.13)
From net realized gain on investments	—	—	(7.77)	—	—	(4.01)
Return of capital	—	—	—	—	(0.04)	—
Total distributions	(0.08)	(0.49)	(7.77)	—	(0.13)	(4.14)
Net asset value at end of period	$ 23.29	$ 18.76	$ 22.43	$ 33.85	$ 23.40	$ 25.44
Total investment return (b)	24.61%	(14.42)%	(13.71)%	44.66%	(7.55)%	1.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%††	0.34%	1.85%	(0.05)%	(0.06)%	0.66%
Net expenses (c)	0.98%††	0.97%	0.98%	0.96%	1.00%	1.00%
Expenses (before waiver/reimbursement)	0.98%††(c)	0.97%(c)	0.98%(c)	0.97%(c)	1.00%	1.00%
Portfolio turnover rate	51%	86%	75%	108%	208%	205%
Net assets at end of period (in 000’s)	$ 119,259	$ 92,498	$ 151,035	$ 169,281	$ 127,115	$ 146,525

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Small Companies Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	January 12, 1987
Effective at the close of business on February 23, 2024, Class R1, R2 and R3 shares were liquidated.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation

20	MainStay WMC Small Companies Fund

Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the
21

Notes to Financial Statements (Unaudited) (continued)
valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

22	MainStay WMC Small Companies Fund

(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(H) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $1,029,952 and waived fees and/or reimbursed expenses in the amount of $38,222 and paid the Subadvisor fees in the amount of $482,790.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life
23

Notes to Financial Statements (Unaudited) (continued)
Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the period November 1, 2023 through February 23, 2024, shareholder service fees incurred by the Fund were as follows:

Class R1*	$ 17
Class R2*	31
Class R3*	123

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $4,372 and $1,814, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2024, of $144 and $22, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$57,904	$ —
Investor Class	93,130	(35,919)
Class B	2,100	(779)
Class C	3,970	(1,524)
Class I	50,631	—
Class R1*	17	—
Class R2*	32	—
Class R3*	127	—

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

24	MainStay WMC Small Companies Fund

Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$263,481,226	$36,785,579	$(21,393,912)	$15,391,667
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $59,553,662, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$36,562	$22,991
During the year ended October 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2023
Distributions paid from:
Ordinary Income	$6,711,470
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily
Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $131,457 and $135,606, respectively.
25

Notes to Financial Statements (Unaudited) (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024 and the year ended October 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	124,132	$ 2,653,201
Shares issued to shareholders in reinvestment of distributions	8,675	171,163
Shares redeemed	(603,092)	(12,815,783)
Net increase (decrease) in shares outstanding before conversion	(470,285)	(9,991,419)
Shares converted into Class A (See Note 1)	67,267	1,454,772
Shares converted from Class A (See Note 1)	(450)	(10,302)
Net increase (decrease)	(403,468)	$ (8,546,949)
Year ended October 31, 2023:
Shares sold	179,482	$ 3,701,988
Shares issued to shareholders in reinvestment of distributions	129,424	2,648,022
Shares redeemed	(952,509)	(19,262,672)
Net increase (decrease) in shares outstanding before conversion	(643,603)	(12,912,662)
Shares converted into Class A (See Note 1)	76,200	1,526,234
Shares converted from Class A (See Note 1)	(1,151)	(21,412)
Net increase (decrease)	(568,554)	$(11,407,840)

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	16,715	$ 345,526
Shares redeemed	(73,849)	(1,519,334)
Net increase (decrease) in shares outstanding before conversion	(57,134)	(1,173,808)
Shares converted into Investor Class (See Note 1)	8,154	169,500
Shares converted from Investor Class (See Note 1)	(47,395)	(996,604)
Net increase (decrease)	(96,375)	$ (2,000,912)
Year ended October 31, 2023:
Shares sold	39,579	$ 773,245
Shares issued to shareholders in reinvestment of distributions	32,975	652,901
Shares redeemed	(140,269)	(2,747,740)
Net increase (decrease) in shares outstanding before conversion	(67,715)	(1,321,594)
Shares converted into Investor Class (See Note 1)	20,748	416,248
Shares converted from Investor Class (See Note 1)	(55,525)	(1,072,506)
Net increase (decrease)	(102,492)	$ (1,977,852)

Class B	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	2,442	$ 39,473
Shares redeemed	(7,626)	(125,447)
Net increase (decrease) in shares outstanding before conversion	(5,184)	(85,974)
Shares converted from Class B (See Note 1)	(21,824)	(361,348)
Net increase (decrease)	(27,008)	$ (447,322)
Year ended October 31, 2023:
Shares sold	141	$ 2,216
Shares issued to shareholders in reinvestment of distributions	1,624	25,812
Shares redeemed	(18,236)	(283,465)
Net increase (decrease) in shares outstanding before conversion	(16,471)	(255,437)
Shares converted from Class B (See Note 1)	(46,813)	(738,418)
Net increase (decrease)	(63,284)	$ (993,855)

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	4,579	$ 75,408
Shares redeemed	(14,061)	(226,913)
Net increase (decrease) in shares outstanding before conversion	(9,482)	(151,505)
Shares converted from Class C (See Note 1)	(3,286)	(54,042)
Net increase (decrease)	(12,768)	$ (205,547)
Year ended October 31, 2023:
Shares sold	9,911	$ 154,126
Shares issued to shareholders in reinvestment of distributions	1,903	30,219
Shares redeemed	(57,727)	(885,731)
Net increase (decrease) in shares outstanding before conversion	(45,913)	(701,386)
Shares converted from Class C (See Note 1)	(7,515)	(119,731)
Net increase (decrease)	(53,428)	$ (821,117)

26	MainStay WMC Small Companies Fund

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	865,831	$ 21,101,016
Shares issued to shareholders in reinvestment of distributions	17,277	357,973
Shares redeemed	(693,814)	(15,284,906)
Net increase (decrease) in shares outstanding before conversion	189,294	6,174,083
Shares converted into Class I (See Note 1)	428	10,302
Shares converted from Class I (See Note 1)	(102)	(2,298)
Net increase (decrease)	189,620	$ 6,182,087
Year ended October 31, 2023:
Shares sold	1,270,184	$ 27,218,467
Shares issued to shareholders in reinvestment of distributions	150,611	3,236,629
Shares redeemed	(3,225,001)	(69,203,429)
Net increase (decrease) in shares outstanding before conversion	(1,804,206)	(38,748,333)
Shares converted into Class I (See Note 1)	1,094	21,412
Shares converted from Class I (See Note 1)	(563)	(11,827)
Net increase (decrease)	(1,803,675)	$(38,738,748)

Class R1	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares issued to shareholders in reinvestment of distributions	8	$ 156
Shares redeemed	(2,527)	(58,625)
Net increase (decrease)	(2,519)	$ (58,469)
Year ended October 31, 2023:
Shares issued to shareholders in reinvestment of distributions	54	$ 1,147
Net increase (decrease)	54	$ 1,147

Class R2	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	2	$ 21
Shares issued to shareholders in reinvestment of distributions	2	48
Shares redeemed	(4,849)	(106,778)
Net increase (decrease)	(4,845)	$ (106,709)
Year ended October 31, 2023:
Shares sold	224	$ 4,376
Shares issued to shareholders in reinvestment of distributions	104	2,109
Shares redeemed	(587)	(12,187)
Net increase (decrease)	(259)	$ (5,702)

Class R3	Shares	Amount
Six-month period ended April 30, 2024: (a)
Shares sold	834	$ 16,177
Shares redeemed	(16,534)	(352,429)
Net increase (decrease) in shares outstanding before conversion	(15,700)	(336,252)
Shares converted from Class R3 (See Note 1)	(10,178)	(209,980)
Net increase (decrease)	(25,878)	$ (546,232)
Year ended October 31, 2023:
Shares sold	5,042	$ 99,472
Shares issued to shareholders in reinvestment of distributions	403	8,061
Shares redeemed	(2,424)	(48,392)
Net increase (decrease)	3,021	$ 59,141

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Small Companies Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, WMC personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and WMC; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

28	MainStay WMC Small Companies Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Fund’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated WMC’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at WMC.  The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and WMC regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of WMC and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and WMC regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  With respect to the profitability of WMC’s relationship with the Fund, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of WMC’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC, and profitability of New York Life Investments and its affiliates and WMC due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent

30	MainStay WMC Small Companies Fund

and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
32	MainStay WMC Small Companies Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay WMC Small Companies Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022232 MS081-24	MSWSC10-06/24
(NYLIM) NL531

MainStay MacKay Short Term Municipal Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 1.00% Initial Sales Charge	With sales charges	1/2/2004	2.07%	1.32%	0.52%	0.50%	0.69%
		Excluding sales charges		3.10	2.34	0.72	0.81	0.69
Class A2 Shares	Maximum 2.00% Initial Sales Charge	With sales charges	9/30/2020	1.03	0.29	N/A	-0.42	0.69
		Excluding sales charges		3.09	2.34	N/A	0.15	0.69
Investor Class Shares[4,5]	Maximum 0.50% Initial Sales Charge	With sales charges	2/28/2008	2.53	1.62	0.20	0.15	1.32
		Excluding sales charges		3.04	2.13	0.41	0.46	1.32
Class I Shares	No Sales Charge		1/2/1991	3.24	2.63	1.00	1.10	0.44
Class R6 Shares	No Sales Charge		5/2/2022	3.25	2.64	N/A	2.12	0.41

1.	Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. Effective May 22, 2018, the Fund made further changes to, among other things, its principal investment strategies. Effective February 28, 2019, the Fund further changed its investment objective. The performance information shown in this report reflects the Fund’s prior investment objectives and principal investment strategies, as applicable. Effective at the close of business on May 1, 2023, the Fund changed its fiscal and tax year end from April 30 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 1, 2015, the maximum initial sales charge was 3.00%, which is reflected in the average annual total return figures shown.
5.	From June 1, 2015 to June 30, 2020, the maximum initial sales charge was 1.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[2]	7.06%	2.08%	1.26%	2.41%
Bloomberg 3-Year Municipal Bond Index[3]	2.80	1.90	0.99	1.14
Morningstar Muni National Short Category Average[4]	3.13	2.67	1.08	1.04

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Bloomberg Municipal Bond Index, which represents a broad measure of market performance, as a replacement for the Bloomberg 3-Year Municipal Bond Index. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
3.	The Bloomberg 3-Year Municipal Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests, is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity range of 2-4 years.
4.	The Morningstar Muni National Short Category Average is representative of funds that invest in bonds issued by state and local governments to fund public projects. The income from these bonds is generally free from federal taxes and/or from state taxes in the issuing state. To lower risk, some of these funds spread their assets across many states and sectors. Other funds buy bonds from only one state in order to get the state-tax benefit. These funds have durations of less than 4.5 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Short Term Municipal Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Term Municipal Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,031.00	$3.43	$1,021.48	$3.42	0.68%
Class A2 Shares	$1,000.00	$1,030.90	$3.43	$1,021.48	$3.42	0.68%
Investor Class Shares	$1,000.00	$1,030.40	$5.00	$1,019.94	$4.97	0.99%
Class I Shares	$1,000.00	$1,032.40	$2.02	$1,022.87	$2.01	0.40%
Class R6 Shares	$1,000.00	$1,032.50	$2.02	$1,022.87	$2.01	0.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2024 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	State of Illinois, 3.50%-5.00%, due 11/1/24–6/1/31
2.	Black Belt Energy Gas District, 4.00%-5.50%, due 6/1/25–11/1/53
3.	Matching Fund Special Purpose Securitization Corp., 5.00%, due 10/1/25–10/1/26
4.	Pennsylvania Economic Development Financing Authority, 0.95%-4.17%, due 12/1/33–6/1/41
5.	Arizona Health Facilities Authority, 4.02%, due 1/1/46
6.	City of Dallas, 5.00%, due 2/15/26
7.	New Jersey Transportation Trust Fund Authority, 2.631%-5.00%, due 6/15/24–6/15/27
8.	Texas Municipal Gas Acquisition & Supply Corp. II, 4.38%, due 9/15/27
9.	City of Detroit, 4.328%, due 7/1/32
10.	City of Madison, 2.10%-2.15%, due 10/1/26–10/1/27

8	MainStay MacKay Short Term Municipal Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 98.4%
Long-Term Municipal Bonds 97.9%
Alabama 5.7%
Alabama Community College System, Coastal Alabama Community College, Revenue Bonds
Insured: BAM
4.00%, due 10/1/27	$ 500,000	$ 507,298
Black Belt Energy Gas District, Gas Project, Revenue Bonds
Series B-1
4.00%, due 4/1/53 (a)	3,920,000	3,914,633
Series B
4.42%, due 4/1/53	7,195,000	7,033,202
Series C-1
5.25%, due 6/1/25	615,000	620,586
Series C-1
5.25%, due 12/1/25	880,000	892,849
Series F
5.50%, due 11/1/53 (a)	10,000,000	10,535,930
City of Decatur, Limited General Obligation
Series A
2.00%, due 10/1/26	1,900,000	1,797,765
Energy Southeast, A Cooperative District, Revenue Bonds
Series A-1
5.50%, due 11/1/53 (a)	1,510,000	1,613,887
Southeast Energy Authority, A Cooperative District, Project No. 4, Revenue Bonds
Series B-1
5.00%, due 5/1/53 (a)	1,870,000	1,930,281
Southeast Energy Authority, A Cooperative District, Project No. 3, Revenue Bonds
Series A-1
5.50%, due 1/1/53 (a)	10,000,000	10,592,003
State of Alabama, Unlimited General Obligation
Series A
3.00%, due 8/1/26	5,000,000	4,890,828
		44,329,262
Arizona 2.8%
Arizona Health Facilities Authority, Banner Health, Revenue Bonds
Series B
4.02%, due 1/1/46	2,400,000	2,393,830
	Principal Amount	Value

Arizona (continued)
Arizona Health Facilities Authority, Banner Health, Revenue Bonds (continued)
Series B
4.02%, due 1/1/46	$ 12,600,000	$ 12,445,460
City of Phoenix Civic Improvement Corp., Airport, Revenue Bonds, Senior Lien
5.00%, due 7/1/29 (b)	6,210,000	6,675,361
		21,514,651
Arkansas 0.2%
City of Fort Smith, Water & Sewer, Revenue Bonds
3.00%, due 10/1/25	1,400,000	1,381,526
California 11.1%
Alameda Corridor Transportation Authority, Revenue Bonds, Sub. Lien
Series B, Insured: AGM-CR AMBAC
(zero coupon), due 10/1/27	4,500,000	3,759,172
Anaheim Public Financing Authority, Convention Center Expansion, Revenue Bonds
Series A, Insured: AGM
2.093%, due 7/1/27	1,135,000	1,023,892
Antelope Valley Community College District, Unlimited General Obligation
(zero coupon), due 8/1/35	3,990,000	2,486,411
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series C
5.25%, due 1/1/54 (a)	4,500,000	4,697,054
California Infrastructure & Economic Development Bank, California Academy of Sciences, Revenue Bonds
Series A
3.25%, due 8/1/29	4,500,000	4,467,998
California Infrastructure & Economic Development Bank, DesertXpress Enterprises LLC, Revenue Bonds
Series A
3.95%, due 1/1/50 (a)(b)(c)	7,500,000	7,499,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, University of San Diego, Revenue Bonds
Series B
2.326%, due 10/1/27	$ 1,590,000	$ 1,448,024
California Municipal Finance Authority, Waste Management, Inc., Revenue Bonds
Series A
4.125%, due 10/1/41 (a)(b)	5,000,000	5,003,432
California Pollution Control Financing Authority, Republic Services, Inc., Revenue Bonds
Series A-1
4.05%, due 11/1/42 (a)(b)(c)	3,000,000	2,999,795
California State Public Works Board, State of California Department of General Services, Revenue Bonds
Series B
4.879%, due 4/1/29	3,300,000	3,277,287
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds
Series A
1.75%, due 9/1/29	11,500,000	9,907,940
City of Sacramento, North Natomas Community Facilities District No. 4, Special Tax
Series G, Insured: AGM
5.00%, due 9/1/28	2,245,000	2,414,075
Series G, Insured: AGM
5.00%, due 9/1/29	2,215,000	2,421,689
Clovis Unified School District, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/25	2,500,000	2,392,337
Corona-Norco Unified School District, Unlimited General Obligation
Series A
5.00%, due 8/1/44	960,000	978,846
Eastern Municipal Water District, Revenue Bonds
Series A
3.00%, due 7/1/25	4,095,000	4,072,429
	Principal Amount	Value

California (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 1/1/25	$ 1,500,000	$ 1,463,486
Golden State Tobacco Securitization Corp., Revenue Bonds
Series B, Insured: State Appropriations
2.246%, due 6/1/29	3,900,000	3,386,273
Los Angeles Unified School District, Unlimited General Obligation
Series A
5.00%, due 7/1/28	4,500,000	4,857,499
San Diego County Regional Airport Authority, Revenue Bonds, Senior Lien (b)
Series B
5.00%, due 7/1/28	1,500,000	1,579,445
Series B
5.00%, due 7/1/29	1,750,000	1,868,320
San Jose Evergreen Community College District, Unlimited General Obligation
Series B
6.586%, due 7/1/43	5,000,000	4,945,064
Saratoga Union School District, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 9/1/26	6,500,000	6,003,218
State of California, Various Purpose, Unlimited General Obligation
1.75%, due 11/1/30	1,375,000	1,122,684
University of California, Revenue Bonds
Series BG
1.614%, due 5/15/30	2,395,000	1,970,074
		86,046,184
Colorado 2.8%
Arapahoe County School District No. 5, Cherry Creek, Unlimited General Obligation
Series B, Insured: State Aid Withholding
2.00%, due 12/15/26	5,000,000	4,712,983
City & County of Denver, Airport System, Revenue Bonds (b)
Series A
5.00%, due 12/1/25	5,370,000	5,454,391

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
City & County of Denver, Airport System, Revenue Bonds (b) (continued)
Series A
5.00%, due 12/1/26	$ 2,750,000	$ 2,834,765
Colorado Bridge Enterprise, Central 70 Project, Revenue Bonds
4.00%, due 6/30/27 (b)	4,475,000	4,456,019
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/25	4,500,000	4,280,756
		21,738,914
Connecticut 1.8%
City of Danbury, Unlimited General Obligation
5.00%, due 9/24/24 (c)	2,000,000	2,006,983
City of West Haven, Unlimited General Obligation
Insured: BAM
5.00%, due 2/13/25	1,750,000	1,759,211
Connecticut State Health & Educational Facilities Authority, Yale University, Revenue Bonds
Series A
0.375%, due 7/1/35 (a)	8,125,000	8,046,805
State of Connecticut, Unlimited General Obligation
Series A
3.00%, due 1/15/26	2,260,000	2,235,618
		14,048,617
District of Columbia 0.6%
District of Columbia, Gallery Place Project, Tax Allocation
5.00%, due 6/1/27	1,090,000	1,091,000
Metropolitan Washington Airports Authority, Revenue Bonds (b)
Series A
5.00%, due 10/1/27	2,160,000	2,256,155
Series A
5.00%, due 10/1/28	1,020,000	1,077,751
		4,424,906
	Principal Amount	Value

Florida 2.6%
County of Monroe, Airport, Revenue Bonds
Series 202
5.00%, due 10/1/27 (b)	$ 200,000	$ 205,599
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AGM
5.25%, due 9/1/26	1,875,000	1,941,468
Series A, Insured: AGM
5.25%, due 9/1/27	2,000,000	2,101,831
Greater Orlando Aviation Authority, Revenue Bonds
Series A
5.00%, due 10/1/26 (b)	4,225,000	4,358,185
State of Florida, Unlimited General Obligation
Series B
5.00%, due 7/1/25	9,665,000	9,839,481
Village Community Development District No. 12, Special Assessment
3.25%, due 5/1/26	1,430,000	1,418,967
		19,865,531
Georgia 2.5%
City of Atlanta, Department of Aviation, Revenue Bonds
Series B
5.00%, due 7/1/27 (b)	2,185,000	2,273,407
Development Authority of Monroe County (The), Georgia Power Co. Scherer, Revenue Bonds
Series 1
1.00%, due 7/1/49 (a)	1,590,000	1,440,320
Main Street Natural Gas, Inc., Revenue Bonds (a)
Series A
4.00%, due 7/1/52	7,490,000	7,479,834
Series B
5.00%, due 12/1/52	3,500,000	3,636,116
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A
5.00%, due 1/1/26	970,000	991,750
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
State of Georgia, Unlimited General Obligation
Series A
5.00%, due 7/1/25	$ 3,170,000	$ 3,228,684
		19,050,111
Hawaii 0.6%
State of Hawaii, Airports System, Revenue Bonds
Series A
5.00%, due 7/1/28 (b)	1,000,000	1,052,963
State of Hawaii, Unlimited General Obligation
Series FH
5.00%, due 10/1/28	3,620,000	3,753,415
		4,806,378
Idaho 0.1%
Idaho Housing & Finance Association, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
3.35%, due 7/1/28	1,195,000	1,184,548
Illinois 4.6%
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
Series B
5.00%, due 1/1/25 (b)	835,000	833,964
City of Chicago, Unlimited General Obligation
Series A
5.00%, due 1/1/30	1,000,000	1,069,149
City of Country Club Hills, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/25	1,230,000	1,227,874
Illinois Finance Authority, American Water Capital Corp., Revenue Bonds
2.45%, due 10/1/39 (a)	2,250,000	2,059,169
Illinois Finance Authority, Presbyterian Homes Obligated Group, Revenue Bonds
Series B
4.47%, due 5/1/42	1,125,000	1,105,137
	Principal Amount	Value

Illinois (continued)
State of Illinois, Unlimited General Obligation
3.50%, due 6/1/31	$ 1,700,000	$ 1,602,593
Series D
5.00%, due 11/1/24	10,000,000	10,048,642
Series D
5.00%, due 11/1/25	5,100,000	5,188,944
Series A
5.00%, due 3/1/29	3,745,000	3,986,588
Series B
5.00%, due 10/1/29	800,000	858,027
Series C
5.00%, due 11/1/29	5,920,000	6,181,325
Upper Illinois River Valley Development Authority, Morris Hospital Obligated Group, Revenue Bonds
5.00%, due 12/1/27	1,145,000	1,171,275
		35,332,687
Indiana 1.6%
Center Grove Community School Corp., Limited General Obligation
Insured: State Intercept
5.00%, due 1/1/25	1,240,000	1,245,333
Insured: State Intercept
5.00%, due 7/1/25	1,760,000	1,776,115
Insured: State Intercept
5.00%, due 1/1/26	1,805,000	1,830,582
Indiana Finance Authority, Indianapolis Power & Light Co. Project, Revenue Bonds
Series B
0.65%, due 8/1/25	1,500,000	1,410,476
Series A
0.75%, due 12/1/38 (a)	2,000,000	1,835,746
Indiana Finance Authority, Deaconess Health System, Revenue Bonds
Series B
4.07%, due 3/1/39	1,765,000	1,738,012
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds
Series D
5.00%, due 1/1/26 (b)	2,495,000	2,536,795
		12,373,059

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Iowa 0.4%
City of West Des Moines, Urban Renewal, Unlimited General Obligation
Series D
2.70%, due 6/1/28	$ 1,145,000	$ 1,086,866
Iowa Finance Authority, Renewable Natural Gas Project, Green Bond, Revenue Bonds
3.875%, due 1/1/42 (a)(b)	2,000,000	1,990,308
		3,077,174
Kansas 0.1%
Reno County Unified School District No. 309, Nickerson, Unlimited General Obligation
Insured: AGM
5.00%, due 9/1/27	775,000	811,906
Kentucky 1.4%
County of Knott, Revenue Bonds
4.00%, due 3/28/44 (a)(b)(c)	4,000,000	3,988,516
County of Owen, American Water Capital Corp., Revenue Bonds
Series A
2.45%, due 6/1/39 (a)	3,000,000	2,755,151
Kentucky Economic Development Finance Authority, Next Generation Information Highway Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/27	4,245,000	4,275,459
		11,019,126
Louisiana 1.4%
Jefferson Sales Tax District, Revenue Bonds
Series A, Insured: AGM
5.00%, due 12/1/26	1,500,000	1,555,590
Louisiana Local Government Environmental Facilities & Community Development Authority
Series 2023-ELL, Class A1
5.081%, due 6/1/31	9,696,212	9,591,378
		11,146,968
	Principal Amount	Value

Maine 0.2%
Finance Authority of Maine, Supplemental Education Loan Program, Revenue Bonds
Series A-1, Insured: AGM
5.00%, due 12/1/28 (b)	$ 1,000,000	$ 1,031,850
Maine Health & Higher Educational Facilities Authority, Northern Light Health Obligated Group, Revenue Bonds
Series C, Insured: AGM State Aid Withholding
5.00%, due 7/1/26	200,000	206,209
Series C, Insured: AGM State Aid Withholding
5.00%, due 7/1/27	200,000	209,617
		1,447,676
Massachusetts 0.5%
Commonwealth of Massachusetts, Revenue Bonds
Insured: NATL-RE
5.50%, due 1/1/25	689,000	696,583
Massachusetts Housing Finance Agency, Revenue Bonds
Series B-2
0.80%, due 12/1/25	1,820,000	1,704,851
Town of Sutton, Unlimited General Obligation
2.05%, due 6/1/26	1,950,000	1,857,237
		4,258,671
Michigan 2.7%
City of Detroit, Water Sewage Disposal System, Revenue Bonds
Series D, Insured: AGM
4.328%, due 7/1/32	13,500,000	12,940,497
Michigan Finance Authority, Revenue Bonds, Senior Lien
Series A-1
2.326%, due 6/1/30	2,590,019	2,525,240
Michigan Finance Authority, Provident Group - HFH Energy LLC, Revenue Bonds
5.00%, due 8/31/28	1,000,000	1,055,793
5.00%, due 8/31/29	1,075,000	1,150,737
5.00%, due 8/31/30	1,400,000	1,515,982
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan State Housing Development Authority, Revenue Bonds
Series A
3.35%, due 6/1/30	$ 1,780,000	$ 1,738,680
		20,926,929
Minnesota 3.3%
Brooklyn Center Independent School District No. 286, Unlimited General Obligation
Series C, Insured: SD CRED PROG
5.00%, due 9/30/24	3,200,000	3,207,176
City of Minneapolis, Unlimited General Obligation
4.00%, due 12/1/25	5,500,000	5,557,662
Shakopee Independent School District No. 720, Unlimited General Obligation
Series C, Insured: SD CRED PROG
(zero coupon), due 2/1/29	5,155,000	4,289,771
South Washington County Independent School District No. 833, School Building, Unlimited General Obligation
Series B, Insured: SD CRED PROG
3.00%, due 2/1/27	8,040,000	7,819,414
Southern Minnesota Municipal Power Agency, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 1/1/25	2,070,000	2,009,912
State of Minnesota, Unlimited General Obligation
Series B
3.25%, due 8/1/29	3,000,000	2,969,769
		25,853,704
Mississippi 0.6%
State of Mississippi, Unlimited General Obligation
Series C
4.053%, due 10/1/27	4,470,000	4,384,253
Missouri 0.2%
Kansas City Municipal Assistance Corp., Leasehold, Revenue Bonds
Series B-1, Insured: AMBAC
(zero coupon), due 4/15/26	2,000,000	1,858,198
	Principal Amount	Value

Montana 0.6%
City of Forsyth, NorthWestern Corp., Revenue Bonds
3.875%, due 7/1/28	$ 3,060,000	$ 3,077,554
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
Series B
5.00%, due 7/1/29	1,270,000	1,310,363
		4,387,917
Nebraska 0.3%
Central Plains Energy Project, Revenue Bonds
2.50%, due 12/1/49 (a)	2,050,000	2,000,205
Nevada 2.7%
County of Clark, Department of Aviation, Revenue Bonds, Sub. Lien
Series B
5.00%, due 7/1/26 (b)	3,000,000	3,082,412
State of Nevada, Limited General Obligation
Series A
5.00%, due 5/1/25	10,000,000	10,144,546
State of Nevada Highway Improvement, Motor Vehicle, Revenue Bonds
3.00%, due 12/1/26	7,500,000	7,355,328
		20,582,286
New Jersey 3.6%
Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., Revenue Bonds
Series B
3.00%, due 8/1/25 (c)	700,000	664,239
Jersey City Municipal Utilities Authority, Water Revenue, Revenue Notes
Series A
5.00%, due 5/1/25	1,000,000	1,009,281
New Jersey Economic Development Authority, New Jersey-American Water Co., Inc., Revenue Bonds
Series A
2.20%, due 10/1/39 (a)(b)	3,500,000	3,035,504

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Liberty State Park Project, Revenue Bonds
Series A
4.125%, due 6/15/27	$ 2,900,000	$ 2,906,175
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 12/1/24 (b)	1,210,000	1,217,223
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series B
2.631%, due 6/15/24	3,400,000	3,387,865
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A-1
5.00%, due 6/15/27	10,000,000	10,287,910
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
5.00%, due 6/1/26	5,000,000	5,166,408
		27,674,605
New York 5.2%
City of New York, Unlimited General Obligation
Series B-2
2.90%, due 10/1/27	3,600,000	3,357,339
Marcellus Central School District, Unlimited General Obligation
Insured: State Aid Withholding
4.75%, due 7/2/24	8,400,000	8,408,603
New York State Dormitory Authority, State of New York Personal Income Tax, Revenue Bonds
Series C
1.952%, due 3/15/29	4,525,000	3,882,517
New York State Energy Research & Development Authority, New York State Electric & Gas Corp., Revenue Bonds
Series D
3.50%, due 10/1/29	7,285,000	7,107,830
	Principal Amount	Value

New York (continued)
New York State Housing Finance Agency, Revenue Bonds
Series A, Insured: SONYMA HUD Sector 8
0.75%, due 11/1/25	$ 960,000	$ 900,562
Series E
0.95%, due 5/1/25	5,050,000	4,823,339
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (b)
Insured: AGM-CR
5.00%, due 12/1/26	5,000,000	5,167,810
Insured: AGM-CR
5.00%, due 12/1/29	4,000,000	4,312,911
5.00%, due 12/1/30	2,000,000	2,141,346
		40,102,257
North Carolina 1.3%
County of Wake, Unlimited General Obligation
Series A
5.00%, due 5/1/25	4,010,000	4,071,510
Greater Asheville Regional Airport Authority, Revenue Bonds (b)
Insured: AGM
5.00%, due 7/1/28	1,000,000	1,052,963
Insured: AGM
5.00%, due 7/1/29	1,165,000	1,244,901
Insured: AGM
5.00%, due 7/1/30	1,100,000	1,188,935
North Carolina State Education Assistance Authority, Revenue Bonds, Senior Lien (b)
Series A
5.50%, due 6/1/28	750,000	784,393
Series A
5.50%, due 6/1/29	1,300,000	1,374,856
		9,717,558
Ohio 3.7%
County of Lorain, Limited General Obligation
4.125%, due 5/2/24	4,450,000	4,450,000
County of Lucas, Revenue Notes
6.25%, due 10/11/24	3,500,000	3,503,972
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Ohio Air Quality Development Authority, American Electric Power Co. Project, Revenue Bonds (a)(b)
Series C
2.10%, due 12/1/27	$ 2,210,000	$ 2,174,523
Series B
2.10%, due 7/1/28	5,000,000	4,919,736
Ohio Higher Educational Facility Commission, Case Western Reserve University, Revenue Bonds
Series B
4.00%, due 12/1/42	3,995,000	3,922,001
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Junior Lien
Series A
5.00%, due 2/15/26	2,000,000	2,057,619
Springboro Community City School District, Unlimited General Obligation
Insured: AGM
5.25%, due 12/1/25	2,000,000	2,049,821
State of Ohio, Unlimited General Obligation
Series A
5.00%, due 3/1/26	1,275,000	1,314,398
Series U
5.00%, due 5/1/27	2,580,000	2,718,216
State of Ohio, Portsmouth Bypass Project, Revenue Bonds
Insured: AGM
5.00%, due 12/31/28 (b)	1,275,000	1,283,827
		28,394,113
Oregon 2.2%
City of Portland, Sewer System, Revenue Bonds, First Lien
Series A
3.00%, due 6/1/27	8,475,000	8,288,731
Clackamas County Service District No. 1, Revenue Bonds
2.375%, due 12/1/31	3,000,000	2,677,338
Oregon School Boards Association, Limited General Obligation
Series B, Insured: NATL-RE
5.55%, due 6/30/28	5,760,000	5,764,634
		16,730,703
	Principal Amount	Value

Pennsylvania 6.2%
Commonwealth of Pennsylvania, Unlimited General Obligation
3.20%, due 3/1/29	$ 5,000,000	$ 4,955,792
Lehigh County General Purpose Authority, Muhlenberg College Project, Revenue Bonds
4.35%, due 11/1/37	11,750,000	11,728,778
Montgomery County Industrial Development Authority, Albert Einstein Healthcare Network, Revenue Bonds
Series A
5.25%, due 1/15/45	11,385,000	11,498,001
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project, Revenue Bonds
0.95%, due 12/1/33 (a)	8,000,000	7,359,268
Series A
4.17%, due 6/1/41 (b)	9,000,000	8,996,684
Pennsylvania Higher Educational Facilities Authority, Indiana University, Revenue Bonds
Series A, Insured: AGC
4.328%, due 7/1/27	1,820,000	1,805,864
Sports & Exhibition Authority of Pittsburgh & Allegheny County, Revenue Bonds
Insured: AGM
4.00%, due 2/1/25	1,630,000	1,633,589
		47,977,976
Rhode Island 0.3%
State of Rhode Island, Unlimited General Obligation
Series A
5.00%, due 5/1/25	2,435,000	2,472,351
South Carolina 1.2%
Richland County School District No. 1, Unlimited General Obligation
Series C, Insured: SCSDE
3.00%, due 3/1/26	8,900,000	8,688,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Carolina (continued)
South Carolina State Housing Finance & Development Authority, Dillon School Senior LP, Revenue Bonds
Insured: HUD Sector 202
5.00%, due 10/1/26 (a)	$ 1,000,000	$ 1,009,006
		9,697,351
Tennessee 1.1%
County of Knox, Unlimited General Obligation
Series B
2.375%, due 6/1/29	1,000,000	920,717
Tennessee Energy Acquisition Corp., Revenue Bonds
4.00%, due 11/1/49 (a)	7,650,000	7,649,773
		8,570,490
Texas 10.8%
Capital Area Housing Finance Corp., Grand Avenue Flats Ltd., Revenue Bonds
0.29%, due 8/1/39 (a)	8,000,000	7,916,311
Central Texas Turnpike System, Revenue Bonds, First Tier
Series A, Insured: AMBAC
(zero coupon), due 8/15/25	6,600,000	6,267,694
City of Dallas, Limited General Obligation
Series B
5.00%, due 2/15/26	7,000,000	7,196,755
Series B
5.00%, due 2/15/26	7,000,000	7,196,755
City of Georgetown, Utility System, Revenue Bonds
Insured: BAM
5.00%, due 8/15/25	520,000	528,468
Insured: BAM
5.00%, due 8/15/27	1,110,000	1,167,992
City of Greenville, Waterworks & Sewer System, Revenue Bonds
Insured: AGM
5.00%, due 2/15/28 (d)	1,775,000	1,881,594
City of Houston, Combined Utility System, Revenue Bonds, First Lien
Series B
5.00%, due 11/15/26	2,000,000	2,079,978
	Principal Amount	Value

Texas (continued)
City of Mesquite, Waterworks & Sewer System, Revenue Bonds
5.00%, due 3/1/26	$ 1,035,000	$ 1,060,672
5.00%, due 3/1/27	1,085,000	1,131,356
Denton Independent School District, Unlimited General Obligation
Insured: PSF-GTD
3.00%, due 8/15/28	5,950,000	5,738,359
Fort Bend County Municipal Utility District No. 134B, Unlimited General Obligation
Insured: AGM
6.50%, due 3/1/27	390,000	418,716
Harris County Municipal Utility District No. 171, Unlimited General Obligation
Insured: BAM
7.00%, due 12/1/26	930,000	999,975
Insured: BAM
7.00%, due 12/1/27	800,000	884,615
Harris County Municipal Utility District No. 489, Unlimited General Obligation
Insured: BAM
6.00%, due 9/1/25	980,000	1,004,328
Insured: BAM
6.00%, due 9/1/26	980,000	1,028,103
Harris County Municipal Utility District No. 490, Unlimited General Obligation
Insured: AGM
7.50%, due 9/1/29	1,420,000	1,591,186
Harris County Water Control & Improvement District No. 158, Unlimited General Obligation
Insured: BAM
7.00%, due 9/1/25	310,000	321,464
Insured: BAM
7.00%, due 9/1/26	325,000	346,787
Matagorda County Navigation District No. 1, Central Power and Light Company Project, Revenue Bonds
Series A
2.60%, due 11/1/29	4,260,000	3,836,771
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Montgomery County Municipal Utility District No. 138, Unlimited General Obligation
Insured: AGM
6.375%, due 9/1/30	$ 1,850,000	$ 2,048,373
Port of Corpus Christi Authority of Nueces County, Revenue Bonds
3.737%, due 12/1/26	3,000,000	2,894,882
State of Texas, Public Finance Authority, Unlimited General Obligation
2.326%, due 10/1/29	3,000,000	2,643,755
State of Texas, College Student Loan, Unlimited General Obligation
Series A
5.25%, due 8/1/28 (b)	2,360,000	2,509,904
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
4.38%, due 9/15/27	13,330,000	13,301,446
Texas Natural Gas Securitization Finance Corp., Revenue Bonds
Series A-1
5.102%, due 4/1/35	4,850,201	4,801,025
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM
5.00%, due 5/1/25	480,000	484,636
Insured: BAM
5.00%, due 5/1/26	500,000	510,433
Insured: BAM
5.00%, due 5/1/27	620,000	641,351
Texas Transportation Commission State Highway Fund, Revenue Bonds, First Tier
5.00%, due 4/1/25	1,000,000	1,012,351
		83,446,035
U.S. Virgin Islands 2.7%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/25	4,200,000	4,268,889
Series A
5.00%, due 10/1/26	15,430,000	15,864,430
	Principal Amount	Value

U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Insured: NATL-RE
5.00%, due 10/1/24	$ 395,000	$ 399,192
		20,532,511
Utah 1.1%
City of Salt Lake City, Airport, Revenue Bonds (b)
Series A
5.00%, due 7/1/25	875,000	884,402
Series A
5.00%, due 7/1/27	235,000	243,512
County of Salt Lake, Convention Hotel, Unlimited General Obligation
Series B
2.00%, due 12/15/25	2,000,000	1,925,316
Series B
2.30%, due 12/15/28	1,000,000	933,611
Series B
2.60%, due 12/15/30	1,425,000	1,328,941
State of Utah, Build America Bonds, Unlimited General Obligation
Series B
3.539%, due 7/1/25	1,811,921	1,791,185
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
5.00%, due 10/15/26	1,265,000	1,275,526
		8,382,493
Virginia 1.8%
County of Loudoun, Public Improvement, Unlimited General Obligation
Series A, Insured: State Aid Withholding
3.00%, due 12/1/28	5,475,000	5,299,580
Petersburg Redevelopment & Housing Authority, PB Petersburg Owner II LLC, Revenue Bonds
4.00%, due 5/1/45 (a)	2,500,000	2,497,621
Virginia College Building Authority, 21st Century College & Equipment Programs, Revenue Bonds
Series D, Insured: State Intercept
3.00%, due 2/1/26	3,000,000	2,958,279

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Wise County Industrial Development Authority, Virginia Electric and Power Co. Project, Revenue Bonds
Series A
0.75%, due 10/1/40 (a)	$ 3,000,000	$ 2,806,124
		13,561,604
Washington 2.6%
County of King, Sewer, Revenue Bonds, Junior Lien
Series A
4.00%, due 1/1/40	10,000,000	9,898,640
King County School District No. 411, Issaquah, Unlimited General Obligation
Insured: School Bond Guaranty
3.00%, due 12/1/30	2,050,000	1,990,237
Seattle Housing Authority, Revenue Bonds
1.00%, due 6/1/26	895,000	833,106
State of Washington, Motor Vehicle Fuel Tax, Unlimited General Obligation
Series F, Insured: AMBAC
(zero coupon), due 12/1/26	2,000,000	1,826,637
Series F, Insured: NATL-RE
(zero coupon), due 12/1/26	5,720,000	5,224,180
		19,772,800
Wisconsin 2.7%
City of Madison, Unlimited General Obligation
Series A
2.10%, due 10/1/26	6,690,000	6,316,159
Series A
2.15%, due 10/1/27	6,690,000	6,224,464
County of Dane, Unlimited General Obligation
Series A
2.00%, due 6/1/26	3,000,000	2,840,203
Racine Unified School District, Revenue Bonds
Series B
4.125%, due 4/1/25	4,500,000	4,489,854
	Principal Amount	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, Revenue Bonds
Series B, Insured: HUD Sector 8
0.50%, due 11/1/50 (a)	$ 750,000	$ 730,390
		20,601,070
Total Long-Term Municipal Bonds (Cost $753,850,090)		755,485,304
Short-Term Municipal Notes 0.5%
Utah 0.5%
City of Murray, Intermountain Healthcare, Revenue Bonds
Series B
3.70%, due 5/15/37 (e)	4,000,000	4,000,000
Total Short-Term Municipal Notes (Cost $4,000,000)		4,000,000
Total Municipal Bonds (Cost $757,850,090)		759,485,304

Long-Term Bonds 0.3%
Corporate Bond 0.3%
Electric 0.3%
Virginia Power Fuel Securitization LLC
Series A-1
5.088%, due 5/1/27	2,250,000	2,232,093
Total Long-Term Bonds (Cost $2,249,975)		2,232,093
Total Investments (Cost $760,100,065)	98.7%	761,717,397
Other Assets, Less Liabilities	1.3	9,997,537
Net Assets	100.0%	$ 771,714,934

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2024.
(b)	Interest on these securities was subject to alternative minimum tax .
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Delayed delivery security.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
HUD—Housing and Urban Development
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
SCSDE—South Carolina State Department of Education
SD CRED PROG—School District Credit Enhancement Program
SONYMA—State of New York Mortgage Agency

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 755,485,304	$ —	$ 755,485,304
Short-Term Municipal Notes	—	4,000,000	—	4,000,000
Total Municipal Bonds	—	759,485,304	—	759,485,304
Long-Term Bonds
Corporate Bond	—	2,232,093	—	2,232,093
Total Investments in Securities	$ —	$ 761,717,397	$ —	$ 761,717,397

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Short Term Municipal Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (identified cost $760,100,065)	$761,717,397
Cash	13,014,640
Receivables:
Interest	7,766,507
Fund shares sold	729,696
Other assets	11,501
Total assets	783,239,741
Liabilities
Payables:
Investment securities purchased	7,620,496
Fund shares redeemed	2,624,374
Manager (See Note 3)	215,133
Custodian	90,166
Transfer agent (See Note 3)	61,166
Professional fees	57,096
NYLIFE Distributors (See Note 3)	55,721
Shareholder communication	8,708
Trustees	1,706
Accrued expenses	13,825
Distributions payable	776,416
Total liabilities	11,524,807
Net assets	$771,714,934
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 83,891
Additional paid-in-capital	855,772,716
855,856,607
Total distributable earnings (loss)	(84,141,673)
Net assets	$771,714,934
Class A
Net assets applicable to outstanding shares	$223,943,754
Shares of beneficial interest outstanding	24,343,519
Net asset value per share outstanding	$ 9.20
Maximum sales charge (1.00% of offering price)	0.09
Maximum offering price per share outstanding	$ 9.29
Class A2
Net assets applicable to outstanding shares	$ 41,919,502
Shares of beneficial interest outstanding	4,551,103
Net asset value per share outstanding	$ 9.21
Maximum sales charge (2.00% of offering price)	0.19
Maximum offering price per share outstanding	$ 9.40
Investor Class
Net assets applicable to outstanding shares	$ 2,141,894
Shares of beneficial interest outstanding	232,182
Net asset value per share outstanding	$ 9.23
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$ 9.28
Class I
Net assets applicable to outstanding shares	$444,613,358
Shares of beneficial interest outstanding	48,335,398
Net asset value and offering price per share outstanding	$ 9.20
Class R6
Net assets applicable to outstanding shares	$ 59,096,426
Shares of beneficial interest outstanding	6,428,810
Net asset value and offering price per share outstanding	$ 9.19

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$15,104,426
Expenses
Manager (See Note 3)	1,420,695
Distribution/Service—Class A (See Note 3)	294,829
Distribution/Service—Class A2 (See Note 3)	54,843
Distribution/Service—Investor Class (See Note 3)	2,773
Transfer agent (See Note 3)	155,307
Professional fees	58,757
Registration	51,239
Custodian	14,836
Shareholder communication	14,289
Trustees	10,726
Miscellaneous	20,554
Total expenses before waiver/reimbursement	2,098,848
Expense waiver/reimbursement from Manager (See Note 3)	(75,579)
Net expenses	2,023,269
Net investment income (loss)	13,081,157
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(1,436,623)
Net change in unrealized appreciation (depreciation) on investments	15,356,198
Net realized and unrealized gain (loss)	13,919,575
Net increase (decrease) in net assets resulting from operations	$27,000,732
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Short Term Municipal Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited) and period May 1, 2023 through October 31, 2023 and year ended April 30, 2023
	Six months ended April 30, 2024	Period May 1, 2023 through October 31, 2023(a)	Year Ended April 30, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,081,157	$ 15,152,986	$ 25,333,011
Net realized gain (loss)	(1,436,623)	(7,724,927)	(59,327,437)
Net change in unrealized appreciation (depreciation)	15,356,198	(12,955,835)	51,945,156
Net increase (decrease) in net assets resulting from operations	27,000,732	(5,527,776)	17,950,730
Distributions to shareholders:
Class A	(3,609,227)	(4,037,568)	(6,648,263)
Class A2	(669,875)	(750,087)	(1,288,784)
Investor Class	(30,382)	(30,656)	(40,583)
Class I	(7,870,259)	(9,376,547)	(17,108,080)
Class R6	(968,306)	(1,091,968)	(1,910,732)
Total distributions to shareholders	(13,148,049)	(15,286,826)	(26,996,442)
Capital share transactions:
Net proceeds from sales of shares	117,159,859	79,500,074	876,229,496
Net asset value of shares issued to shareholders in reinvestment of distributions	8,278,950	9,539,301	16,530,565
Cost of shares redeemed	(236,530,894)	(311,321,448)	(1,409,052,393)
Increase (decrease) in net assets derived from capital share transactions	(111,092,085)	(222,282,073)	(516,292,332)
Net increase (decrease) in net assets	(97,239,402)	(243,096,675)	(525,338,044)
Net Assets
Beginning of period	868,954,336	1,112,051,011	1,637,389,055
End of period	$ 771,714,934	$ 868,954,336	$ 1,112,051,011

(a)	The Fund changed its fiscal year end from April 30 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30,	May 1, 2023 October 31,	Year Ended April 30,
Class A	2024 *	2023 #	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.06	$ 9.26	$ 9.31	$ 9.73	$ 9.54	$ 9.58	$ 9.51
Net investment income (loss) (a)	0.14	0.13	0.15	0.04	0.06	0.13	0.12
Net realized and unrealized gain (loss)	0.14	(0.20)	(0.03)	(0.41)	0.21	(0.03)	0.07
Total from investment operations	0.28	(0.07)	0.12	(0.37)	0.27	0.10	0.19
Less distributions:
From net investment income	(0.14)	(0.13)	(0.17)	(0.05)	(0.08)	(0.14)	(0.12)
Net asset value at end of period	$ 9.20	$ 9.06	$ 9.26	$ 9.31	$ 9.73	$ 9.54	$ 9.58
Total investment return (b)	3.10%	(0.73)%	1.32%	(3.81)%	2.85%	1.05%	2.04%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%††	2.84%††	1.66%	0.36%	0.63%	1.30%	1.28%
Net expenses	0.68%††	0.69%††	0.68%	0.67%	0.65%	0.69%	0.71%
Expenses (before waiver/reimbursement)	0.68%††	0.69%††	0.68%	0.67%	0.65%	0.70%	0.71%
Portfolio turnover rate	19%(d)	61%(d)	99%(d)	62%(d)	28%(d)	94%(d)	96%
Net assets at end of period (in 000's)	$ 223,944	$ 250,092	$ 306,828	$ 409,722	$ 503,769	$ 152,614	$ 113,023

*	Unaudited.
#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30,	May 1, 2023 through October 31,	Year Ended April 30,		September 30, 2020^ through April 30, 2021
Class A2	2024 *	2023 #	2023	2022
Net asset value at beginning of period	$ 9.07	$ 9.27	$ 9.32	$ 9.75	$ 9.70**
Net investment income (loss) (a)	0.14	0.13	0.15	0.03	0.02
Net realized and unrealized gain (loss)	0.14	(0.20)	(0.03)	(0.41)	0.07
Total from investment operations	0.28	(0.07)	0.12	(0.38)	0.09
Less distributions:
From net investment income	(0.14)	(0.13)	(0.17)	(0.05)	(0.04)
Net asset value at end of period	$ 9.21	$ 9.07	$ 9.27	$ 9.32	$ 9.75
Total investment return (b)	3.09%	(0.73)%	1.32%	(3.91)%	0.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%††	2.84%††	1.57%	0.36%	0.40%††
Net expenses	0.68%††	0.69%††	0.68%	0.67%	0.65%††
Portfolio turnover rate (c)	19%	61%	99%	62%	28%
Net assets at end of period (in 000's)	$ 41,920	$ 48,197	$ 54,326	$ 98,890	$ 88,248

*	Unaudited.
#	The Fund changed its fiscal year end from April 30 to October 31.
**	Based on the net asset value of Class A as of September 30, 2020.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Short Term Municipal Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	May 1, 2023 through October 31, 2023#	Year Ended April 30,
Investor Class	2024 *		2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.08	$ 9.28	$ 9.33	$ 9.76	$ 9.57	$ 9.61	$ 9.54
Net investment income (loss) (a)	0.13	0.12	0.13	0.01	0.04	0.09	0.08
Net realized and unrealized gain (loss)	0.15	(0.20)	(0.04)	(0.42)	0.20	(0.02)	0.07
Total from investment operations	0.28	(0.08)	0.09	(0.41)	0.24	0.07	0.15
Less distributions:
From net investment income	(0.13)	(0.12)	(0.14)	(0.02)	(0.05)	(0.11)	(0.08)
Net asset value at end of period	$ 9.23	$ 9.08	$ 9.28	$ 9.33	$ 9.76	$ 9.57	$ 9.61
Total investment return (b)	3.04%	(0.89)%	0.99%	(4.19)%	2.64%	0.61%	1.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72%††	2.53%††	1.37%	0.06%	0.41%	0.98%	0.81%
Net expenses	0.99%††	0.99%††	1.00%	0.99%	0.98%	1.09%	1.18%
Expenses (before waiver/reimbursement)	1.31%††	1.32%††	1.30%	1.24%	1.25%	1.28%	1.30%
Portfolio turnover rate	19%(c)	61%(c)	99%(c)	62%(c)	28%(c)	94%(c)	96%
Net assets at end of period (in 000's)	$ 2,142	$ 2,230	$ 2,511	$ 2,884	$ 3,608	$ 4,158	$ 3,834

*	Unaudited.
#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30,	May 1, 2023 October 31,	Year Ended April 30,
Class I	2024 *	2023 #	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 9.06	$ 9.26	$ 9.31	$ 9.73	$ 9.54	$ 9.58	$ 9.51
Net investment income (loss) (a)	0.15	0.14	0.18	0.06	0.09	0.15	0.15
Net realized and unrealized gain (loss)	0.14	(0.19)	(0.03)	(0.40)	0.21	(0.02)	0.07
Total from investment operations	0.29	(0.05)	0.15	(0.34)	0.30	0.13	0.22
Less distributions:
From net investment income	(0.15)	(0.15)	(0.20)	(0.08)	(0.11)	(0.17)	(0.15)
Net asset value at end of period	$ 9.20	$ 9.06	$ 9.26	$ 9.31	$ 9.73	$ 9.54	$ 9.58
Total investment return (b)	3.24%	(0.59)%	1.60%	(3.55)%	3.12%	1.34%	2.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32%††	3.13%††	1.89%	0.63%	0.89%	1.58%	1.61%
Net expenses	0.40%††	0.40%††	0.40%	0.40%	0.40%	0.40%	0.40%
Expenses (before waiver/reimbursement)	0.43%††	0.44%††	0.43%	0.42%	0.40%	0.45%	0.45%
Portfolio turnover rate	19%(c)	61%(c)	99%(c)	62%(c)	28%(c)	94%(c)	96%
Net assets at end of period (in 000's)	$ 444,613	$ 514,457	$ 663,175	$ 1,125,893	$ 1,400,328	$ 412,193	$ 337,116

*	Unaudited.
#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	April 30,	May 1, 2023 through October 31,	May 2, 2022^ through April 30,
Class R6	2024 *	2023 #	2023
Net asset value at beginning of period	$ 9.05	$ 9.25	$ 9.30**
Net investment income (loss) (a)	0.15	0.14	0.18
Net realized and unrealized gain (loss)	0.14	(0.19)	(0.03)
Total from investment operations	0.29	(0.05)	0.15
Less distributions:
From net investment income	(0.15)	(0.15)	(0.20)
Net asset value at end of period	$ 9.19	$ 9.05	$ 9.25
Total investment return (b)	3.25%	(0.59)%	1.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	3.32%	3.12%	2.00%
Net expenses††	0.40%	0.40%	0.40%(c)
Expenses (before waiver/reimbursement)††	0.40%	0.41%	0.40%
Portfolio turnover rate (d)	19%	61%	99%
Net assets at end of period (in 000's)	$ 59,096	$ 53,978	$ 85,211

*	Unaudited.
#	The Fund changed its fiscal year end from April 30 to October 31.
**	Based on the net asset value of Class I as of May 2, 2022.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Expense waiver/reimbursement less than 0.01%.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Short Term Municipal Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Term Municipal Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Class A2	September 30, 2020
Investor Class	February 28, 2008
Class I	January 2, 1991
Class R6	May 2, 2022
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class A2 shares are offered at NAV without an initial sales charge, although a 0.50% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class A2 shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Effective at the close of business on May 1, 2023, the Fund changed its fiscal and tax year end from April 30 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

27

Notes to Financial Statements (Unaudited) (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

28	MainStay MacKay Short Term Municipal Fund

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.
(H) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial
29

Notes to Financial Statements (Unaudited) (continued)
amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023 PREPA remains in Title III Bankruptcy after over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. Further bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March 2023 from Judge Swain that PREPA’s net revenue bonds are unsecured.
Furthermore, in June of 2023 Judge Swain ruled through a claims estimation hearing that PREPA’s now asserted unsecured net revenue bond claim was only valued at approximately 2.383 billion or 28.3% of the full pre-petition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment a subset of the original litigating PREPA Ad Hoc Creditor Group members including BlackRock, Nuveen, and Franklin entered into a Planned Support Agreement (”PSA”) supporting the new proposed plan of adjustment representing ~28.5% of total net revenue bond claims.
Furthermore, National Public Finance Guarantee Corporation also entered into an Amended Planned Support Agreement (“Amended PSA”) at the end of August re-affirming their support for the new August proposed plan of adjustment with ~9.91% of net revenue bond claims.  Combined with second settling bond holders approving the plan at the end of November 2023, approximately 43% of PREPA’s net revenue creditors now support the new August proposed plan of adjustment.  However, subsequent to the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy formed a new PREPA Ad Hoc Group to object to the plan including the MainStay MacKay Municipal Bond Funds.  Combined, objecting holders now represent over 50% of total PREPA net revenue bond claims including the newly constituted PREPA Ad Hoc Group, Golden Tree Asset Management, and Assured Guaranty Corporation.
Furthermore, National Public Finance Guarantee Corporation also entered into an Amended Planned Support Agreement (“Amended PSA”) at the end of August re-affirming their support for the new August proposed plan of adjustment with ~9.91% of net revenue bond claims.  Combined with second settling bond holders approving the plan at the end of November 2023, approximately 43% of PREPA’s net revenue creditors now support the new August proposed plan of adjustment.  However, subsequent to the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy formed a new PREPA Ad Hoc Group to object to the plan including the MainStay MacKay Municipal Bond Funds.  Combined, objecting holders now represent over 50% of total PREPA net revenue bond claims including the newly constituted PREPA Ad Hoc Group, Golden Tree Asset Management, and Assured Guaranty Corporation.
Objecting creditors are appealing several of Judge Swain’s rulings including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with drastically disparate recoveries for the same creditors.  While objecting creditors believe the PREPA bankruptcy plan of adjustment is patently un-confirmable and Judge Swain’s rulings will be overturned on appeal, there is no certainty that objecting creditors will be successful in appealing Judge Swain’s rulings, or if overturned, will receive adequate relief from those rulings being overturned.  The proposed PREPA August plan of adjustment only provides 3.5 cents of cash recovery for objecting creditors to the plan. Bankruptcy plan confirmation hearings are currently scheduled to begin in March of 2024.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2024, none of the the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum

30	MainStay MacKay Short Term Municipal Fund

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% on assets up to $1 billion; and 0.33% on assets from $1 billion up to $5 billion; and 0.32% on assets over $5 billion. During the six-month period ended April 30, 2024, the effective management fee rate was 0.35% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.70%, Class A2, 0.70% and Class I, 0.40%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $1,420,695 and waived fees and/or reimbursed expenses in the amount of $75,579 and paid the Subadvisor fees in the amount of $672,558.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Class A2 and Investor Class Plans, the Distributor receives a monthly fee from Class A, Class A2 and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A, Class A2 and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.   The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A2 and Investor Class shares during the six-month period ended April 30, 2024, were $167 and $95, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class A2 shares during the six-month period ended April 30, 2024, of $6,324 and $555.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service
31

Notes to Financial Statements (Unaudited) (continued)
Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$46,109	$ —
Class A2	8,543	—
Investor Class	7,387	(3,505)
Class I	92,108	—
Class R6	1,160	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$16,395,155	7.3%
Class A2	25,068	0.1
Class R6	25,997	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$760,499,608	$5,043,524	$(3,825,735)	$1,217,789
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $83,852,166, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$34,175	$49,677
During the period from May 1, 2023 through October 31, 2023(a) and the year ended April 30, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2023
Distributions paid from:
Ordinary Income	$ 2,601,361	$ 2,442,564
Exempt Interest Dividends	12,685,465	24,553,878
Total	$15,286,826	$26,996,442
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based

32	MainStay MacKay Short Term Municipal Fund

upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $152,058 and $262,494, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024, the period May 1, 2023 through October 31, 2023, and year ended April 30, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	2,346,857	$ 21,733,655
Shares issued to shareholders in reinvestment of distributions	240,459	2,226,308
Shares redeemed	(5,871,924)	(54,263,725)
Net increase (decrease) in shares outstanding before conversion	(3,284,608)	(30,303,762)
Shares converted into Class A (See Note 1)	42,011	389,227
Shares converted from Class A (See Note 1)	(19,402)	(180,241)
Net increase (decrease)	(3,261,999)	$ (30,094,776)
Period ended October 31, 2023:(a)
Shares sold	1,870,237	$ 17,187,666
Shares issued to shareholders in reinvestment of distributions	263,992	2,420,096
Shares redeemed	(7,553,491)	(69,379,606)
Net increase (decrease) in shares outstanding before conversion	(5,419,262)	(49,771,844)
Shares converted into Class A (See Note 1)	13,312	122,864
Shares converted from Class A (See Note 1)	(126,704)	(1,157,314)
Net increase (decrease)	(5,532,654)	$ (50,806,294)
Year ended April 30, 2023:
Shares sold	14,755,906	$ 136,977,313
Shares issued to shareholders in reinvestment of distributions	417,462	3,867,588
Shares redeemed	(26,092,382)	(241,951,367)
Net increase (decrease) in shares outstanding before conversion	(10,919,014)	(101,106,466)
Shares converted into Class A (See Note 1)	112,523	1,047,020
Shares converted from Class A (See Note 1)	(66,834)	(614,825)
Net increase (decrease)	(10,873,325)	$ (100,674,271)

33

Notes to Financial Statements (Unaudited) (continued)
Class A2	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	300,179	$ 2,787,793
Shares issued to shareholders in reinvestment of distributions	72,262	669,875
Shares redeemed	(1,134,900)	(10,544,830)
Net increase (decrease)	(762,459)	$ (7,087,162)
Period ended October 31, 2023:(a)
Shares sold	344,203	$ 3,175,535
Shares issued to shareholders in reinvestment of distributions	81,724	750,087
Shares redeemed	(972,402)	(8,934,549)
Net increase (decrease)	(546,475)	$ (5,008,927)
Year ended April 30, 2023:
Shares sold	1,728,867	$ 16,042,719
Shares issued to shareholders in reinvestment of distributions	138,904	1,288,714
Shares redeemed	(6,577,094)	(60,995,488)
Net increase (decrease) in shares outstanding before conversion	(4,709,323)	(43,664,055)
Shares converted from Class A2 (See Note 1)	(41,230)	(384,679)
Net increase (decrease)	(4,750,553)	$ (44,048,734)

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	30,075	$ 278,992
Shares issued to shareholders in reinvestment of distributions	3,132	29,091
Shares redeemed	(30,132)	(279,442)
Net increase (decrease) in shares outstanding before conversion	3,075	28,641
Shares converted from Investor Class (See Note 1)	(16,360)	(152,035)
Net increase (decrease)	(13,285)	$ (123,394)
Period ended October 31, 2023:(a)
Shares sold	14,082	$ 129,864
Shares issued to shareholders in reinvestment of distributions	3,207	29,475
Shares redeemed	(32,530)	(299,121)
Net increase (decrease) in shares outstanding before conversion	(15,241)	(139,782)
Shares converted into Investor Class (See Note 1)	114	1,056
Shares converted from Investor Class (See Note 1)	(9,877)	(91,304)
Net increase (decrease)	(25,004)	$ (230,030)
Year ended April 30, 2023:
Shares sold	97,897	$ 913,758
Shares issued to shareholders in reinvestment of distributions	4,211	39,108
Shares redeemed	(104,885)	(974,735)
Net increase (decrease) in shares outstanding before conversion	(2,777)	(21,869)
Shares converted into Investor Class (See Note 1)	114	1,056
Shares converted from Investor Class (See Note 1)	(35,836)	(333,994)
Net increase (decrease)	(38,499)	$ (354,807)

34	MainStay MacKay Short Term Municipal Fund

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	7,941,309	$ 73,503,516
Shares issued to shareholders in reinvestment of distributions	572,558	5,301,090
Shares redeemed	(16,963,880)	(156,839,674)
Net increase (decrease) in shares outstanding before conversion	(8,450,013)	(78,035,068)
Shares converted into Class I (See Note 1)	19,402	180,241
Shares converted from Class I (See Note 1)	(25,615)	(237,192)
Net increase (decrease)	(8,456,226)	$ (78,092,019)
Period ended October 31, 2023:(a)
Shares sold	5,753,903	$ 52,875,155
Shares issued to shareholders in reinvestment of distributions	684,624	6,276,707
Shares redeemed	(21,765,106)	(200,002,409)
Net increase (decrease) in shares outstanding before conversion	(15,326,579)	(140,850,547)
Shares converted into Class I (See Note 1)	499,718	4,603,963
Shares converted from Class I (See Note 1)	(9,503)	(88,069)
Net increase (decrease)	(14,836,364)	$ (136,334,653)
Year ended April 30, 2023:
Shares sold	70,614,891	$ 654,927,375
Shares issued to shareholders in reinvestment of distributions	1,213,482	11,244,993
Shares redeemed	(109,796,158)	(1,017,816,790)
Net increase (decrease) in shares outstanding before conversion	(37,967,785)	(351,644,422)
Shares converted into Class I (See Note 1)	66,720	613,769
Shares converted from Class I (See Note 1)	(11,419,110)	(105,855,146)
Net increase (decrease)	(49,320,175)	$ (456,885,799)

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	2,043,115	$ 18,855,903
Shares issued to shareholders in reinvestment of distributions	5,684	52,586
Shares redeemed	(1,582,487)	(14,603,223)
Net increase (decrease)	466,312	$ 4,305,266
Period ended October 31, 2023:(a)
Shares sold	670,855	$ 6,131,854
Shares issued to shareholders in reinvestment of distributions	6,860	62,936
Shares redeemed	(3,557,734)	(32,705,763)
Net increase (decrease) in shares outstanding before conversion	(2,880,019)	(26,510,973)
Shares converted into Class R6 (See Note 1)	8,091	74,919
Shares converted from Class R6 (See Note 1)	(375,523)	(3,466,115)
Net increase (decrease)	(3,247,451)	$ (29,902,169)
Period ended April 30, 2023:(b)
Shares sold	7,275,651	$ 67,368,331
Shares issued to shareholders in reinvestment of distributions	9,739	90,162
Shares redeemed	(9,471,562)	(87,314,013)
Net increase (decrease) in shares outstanding before conversion	(2,186,172)	(19,855,520)
Shares converted into Class R6 (See Note 1)	11,431,231	105,853,196
Shares converted from Class R6 (See Note 1)	(35,110)	(326,397)
Net increase (decrease)	9,209,949	$ 85,671,279

(a)	The Fund changed its fiscal year end from April 30 to October 31.
(b)	The inception date of the class was May 2, 2022.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for
35

Notes to Financial Statements (Unaudited) (continued)
possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
36	MainStay MacKay Short Term Municipal Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Short Term Municipal Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other

38	MainStay MacKay Short Term Municipal Fund

items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2023.  The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

40	MainStay MacKay Short Term Municipal Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
41

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
42	MainStay MacKay Short Term Municipal Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022215 MS081-24	MSSTM10-06/24
(NYLIM) NL230

MainStay MacKay Strategic Municipal Allocation Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 3.00% Initial Sales Charge	With sales charges	6/28/2019	2.63%	-0.07%	0.50%	0.81%
		Excluding sales charges		5.81	3.02	1.46	0.81
Investor Class Shares[5,6]	Maximum 2.50% Initial Sales Charge	With sales charges	6/28/2019	3.15	0.38	0.32	0.93
		Excluding sales charges		5.79	2.95	1.28	0.93
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/28/2019	4.67	1.70	1.00	1.17
	if Redeemed Within 18 Months of Purchase	Excluding sales charges		5.67	2.69	1.00	1.17
Class C2 Shares	Maximum 1.00% CDSC	With sales charges	12/13/2022	4.70	1.65	2.85	1.32
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.70	2.64	2.85	1.32
Class I Shares	No Sales Charge		6/28/2019	6.06	3.40	1.68	0.56
Class R6 Shares	No Sales Charge		6/28/2019	5.97	3.32	1.68	0.51

1.	Effective at the close of business on May 1, 2023, the Fund changed its fiscal and tax year end from April 30 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
6.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Since Inception
Bloomberg Municipal Bond Index[2]	7.06%	2.08%	0.94%
Bloomberg Municipal Bond Index 1-15 Yr Blend[3]	5.41	1.85	1.06
Morningstar Muni National Intermediate Category Average[4]	6.59	2.46	0.82

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Bloomberg Municipal Bond Index, which represents a broad measure of market performance, as a replacement for the Bloomberg Municipal Bond Index 1-15 Yr Blend. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
3.	The Bloomberg Municipal Bond Index 1-15 Yr Blend, which is generally representative of the market sectors or types of investments in which the Fund invests, covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligations, revenue bonds, insured bonds and prerefunded bonds.
4.	The Morningstar Municipal National Intermediate Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. To lower risk, these funds spread their assets across many states and sectors. These funds have durations of 4.0 to 6.0 years (or average maturities of five to 12 years). Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Strategic Municipal Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Strategic Municipal Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,058.10	$3.79	$1,021.18	$3.72	0.74%
Investor Class Shares	$1,000.00	$1,057.90	$3.99	$1,020.98	$3.92	0.78%
Class C Shares	$1,000.00	$1,056.70	$5.27	$1,019.74	$5.17	1.03%
Class C2 Shares	$1,000.00	$1,057.00	$6.03	$1,019.00	$5.92	1.18%
Class I Shares	$1,000.00	$1,060.60	$2.51	$1,022.43	$2.46	0.49%
Class R6 Shares	$1,000.00	$1,059.70	$2.30	$1,022.63	$2.26	0.45%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2024 (Unaudited)
Texas	11.1%
Illinois	10.7
California	9.1
New York	6.8
Florida	4.7
New Jersey	3.4
Colorado	3.1
Alabama	3.1
Indiana	3.1
Michigan	2.9
Pennsylvania	2.9
Puerto Rico	2.7
Utah	2.5
Georgia	2.3
North Carolina	2.2
Washington	2.2
Wisconsin	2.1
Missouri	2.1
Connecticut	1.9
Ohio	1.8
Louisiana	1.8
Virginia	1.7
Kentucky	1.7
Arizona	1.6
Tennessee	1.0
Iowa	1.0
Nebraska	0.9
Maine	0.9%
Guam	0.8
Maryland	0.7
South Carolina	0.7
District of Columbia	0.6
Massachusetts	0.5
New Hampshire	0.5
Alaska	0.5
Rhode Island	0.5
Delaware	0.5
Arkansas	0.4
Minnesota	0.4
West Virginia	0.4
North Dakota	0.4
Oregon	0.4
Idaho	0.3
U.S. Virgin Islands	0.3
Hawaii	0.3
Wyoming	0.3
Nevada	0.2
Mississippi	0.1
Montana	0.1
South Dakota	0.1
Other Assets, Less Liabilities	–0.3
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	State of Texas, 4.00%-5.00%, due 8/1/30–4/1/37
2.	Black Belt Energy Gas District, 4.00%-5.50%, due 12/1/26–5/1/55
3.	Main Street Natural Gas, Inc., 4.00%-5.264%, due 8/1/49–12/1/54
4.	Puerto Rico Sales Tax Financing Corp., 4.329%-4.55%, due 7/1/40
5.	Chicago O'Hare International Airport, 5.00%-5.25%, due 1/1/36–7/1/48
6.	Chicago Board of Education, 4.00%-6.00%, due 12/1/31–12/1/46
7.	New Jersey Transportation Trust Fund Authority, 5.00%-5.25%, due 6/15/42–6/15/43
8.	City of Chicago, 4.00%-6.00%, due 11/1/26–1/1/44
9.	North Carolina State Education Assistance Authority, 5.50%, due 6/1/30–6/1/32
10.	City & County of Denver, 5.00%-5.75%, due 12/1/31–12/1/43

8	MainStay MacKay Strategic Municipal Allocation Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 100.1%
Long-Term Municipal Bonds 97.2%
Alabama 3.1%
Alabama Housing Finance Authority, ECG Dry Creek LP, Revenue Bonds
Series H
5.00%, due 6/1/26 (a)	$ 500,000	$ 502,503
Black Belt Energy Gas District, Gas Project No.4, Revenue Bonds
Series A-1
4.00%, due 12/1/49 (a)	1,480,000	1,481,264
Black Belt Energy Gas District, Gas Project No.6, Revenue Bonds
Series B
4.00%, due 10/1/52 (a)	5,575,000	5,570,449
Black Belt Energy Gas District, Gas Project, Revenue Bonds
Series B-1
4.00%, due 4/1/53 (a)	640,000	639,124
Series B
4.42%, due 4/1/53	700,000	684,259
Series C-1
5.25%, due 12/1/26	1,850,000	1,896,760
Series B-2
5.25%, due 12/1/53 (a)	3,800,000	4,060,428
Series A
5.25%, due 5/1/55 (a)	2,270,000	2,431,693
Series F
5.50%, due 11/1/53 (a)	1,600,000	1,685,749
Energy Southeast A Cooperative District, Revenue Bonds
Series B
5.00%, due 6/1/27	200,000	203,567
Series B
5.00%, due 6/1/28	685,000	700,876
Series B
5.00%, due 12/1/30	630,000	652,593
Series B
5.25%, due 7/1/54 (a)	4,685,000	4,957,972
Prichard Water Works & Sewer Board, Revenue Bonds
2.375%, due 11/1/28	205,000	157,194
Southeast Alabama Gas Supply District (The), Revenue Bonds
Series A
5.00%, due 8/1/54 (a)	1,000,000	1,056,636
	Principal Amount	Value

Alabama (continued)
Southeast Energy Authority, A Cooperative District, Project No. 4, Revenue Bonds
Series B-1
5.00%, due 5/1/53 (a)	$ 760,000	$ 784,499
Southeast Energy Authority, A Cooperative District, Project No. 3, Revenue Bonds
Series A-1
5.50%, due 1/1/53 (a)	1,600,000	1,694,720
State of Alabama, Unlimited General Obligation
Series A
3.00%, due 8/1/26	1,000,000	978,166
Town of Pike Road, Limited General Obligation
5.00%, due 3/1/40	845,000	922,460
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds
Series A
5.25%, due 5/1/44 (b)	1,500,000	1,503,261
		32,564,173
Alaska 0.5%
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/28	250,000	250,057
Alaska Municipal Bond Bank Authority, Unlimited General Obligation (c)
Series 3
5.25%, due 12/1/39	1,085,000	1,173,920
Series 3
5.25%, due 12/1/41	1,205,000	1,289,212
Series 3
5.25%, due 12/1/42	1,270,000	1,353,893
Series 3
5.25%, due 12/1/43	1,340,000	1,420,509
		5,487,591
Arizona 1.4%
Arizona Industrial Development Authority, Ball Charter Schools Project, Revenue Bonds
2.65%, due 7/1/26	65,000	62,189

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series A
5.00%, due 11/1/41	$ 1,700,000	$ 1,805,294
Series A
5.00%, due 11/1/43	1,800,000	1,896,486
Arizona Industrial Development Authority, Cottonwood Ranch Apartments LP, Revenue Bonds
5.00%, due 1/1/42 (a)	3,000,000	3,061,289
Arizona Industrial Development Authority, Glendale Senior Project, Revenue Bonds
Series A, Insured: HUD Sector 8
5.00%, due 10/1/44 (a)	2,000,000	2,035,310
City of Lake Havasu City, Wastewater System, Revenue Bonds
Series B, Insured: AGM
5.00%, due 7/1/40	1,250,000	1,254,728
City of Mesa, Utility System, Revenue Bonds, Junior Lien
Series A, Insured: BAM
5.00%, due 7/1/30	1,050,000	1,159,364
City of Phoenix Civic Improvement Corp., Water System, Revenue Bonds, Junior Lien
5.00%, due 7/1/39	1,000,000	1,024,502
Glendale Industrial Development Authority, Royal Oaks Life Care Community, Revenue Bonds
4.00%, due 5/15/28	620,000	596,267
Industrial Development Authority of the County of Yavapai (The), Arizona Agribusiness and Equine Center, Inc., Revenue Bonds
Series A
5.00%, due 9/1/34 (b)	750,000	738,074
University of Arizona (The), Revenue Bonds
Series B
5.00%, due 6/1/46	1,000,000	1,015,900
		14,649,403
	Principal Amount	Value

Arkansas 0.4%
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds
4.50%, due 9/1/49 (b)(c)	$ 1,135,000	$ 1,111,404
Bentonville School District No. 6, Unlimited General Obligation
Series D, Insured: State Aid Withholding
2.00%, due 6/1/35	1,340,000	1,069,285
City of Batesville, Sales & Use Tax, Revenue Bonds
Series B, Insured: BAM
5.00%, due 2/1/39	500,000	526,515
Little Rock School District, Limited General Obligation
Series A, Insured: AGM State Aid Withholding
2.00%, due 2/1/36	2,000,000	1,538,650
		4,245,854
California 7.2%
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds (a)
Series C
5.25%, due 1/1/54	8,555,000	8,929,622
Series G-1
5.25%, due 11/1/54	2,000,000	2,129,234
California Infrastructure & Economic Development Bank, J Paul Getty Trust (The), Revenue Bonds
Series B-2
3.00%, due 10/1/47 (a)	1,035,000	1,017,380
California Infrastructure & Economic Development Bank, California Academy of Sciences, Revenue Bonds
Series A
3.25%, due 8/1/29	750,000	744,666
California Infrastructure & Economic Development Bank, DesertXpress Enterprises LLC, Revenue Bonds
Series A
3.95%, due 1/1/50 (a)(b)(c)	5,365,000	5,364,814
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (c)	2,500,000	2,485,956

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, Waste Management, Inc., Revenue Bonds
Series A
4.125%, due 10/1/41 (a)(c)	$ 1,500,000	$ 1,501,030
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/31/31 (c)	1,240,000	1,233,021
California Municipal Finance Authority, Westside Neighborhood School, Revenue Bonds
5.00%, due 6/15/34 (b)(d)	500,000	514,693
California Municipal Finance Authority, Palomar Health Obligated Group, Certificate of Participation
Series A, Insured: AGM
5.25%, due 11/1/36	1,300,000	1,457,168
California Municipal Finance Authority, Aldersly Project, Revenue Bonds
Series C, Insured: California Mortgage Insurance
5.50%, due 11/15/27	500,000	486,206
California School Finance Authority, Classical Academies Oceanside Project, Revenue Bonds
Series A
4.00%, due 10/1/27 (b)	910,000	894,830
California School Finance Authority, Sonoma County Junior College District Project, Revenue Bonds
Series A
4.00%, due 11/1/41 (b)	240,000	214,815
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A
5.00%, due 10/1/32 (b)	2,155,000	2,196,581
California State Public Works Board, Various Capital Projects, Revenue Bonds
Series D
5.00%, due 11/1/25	2,575,000	2,638,135
	Principal Amount	Value

California (continued)
California State Public Works Board, State of California Department of General Services, Revenue Bonds
Series A
5.00%, due 4/1/42	$ 1,610,000	$ 1,779,242
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series A
4.00%, due 9/2/26	260,000	257,499
Series D
4.75%, due 9/2/33	250,000	250,967
California Statewide Financing Authority, TSR Multi-County Special Purpose Trust, Revenue Bonds
Series A
6.00%, due 5/1/43	1,000,000	1,022,107
City of Beaumont, Community Facilities District No. 2021-1, Special Tax
Series 1
5.00%, due 9/1/39	400,000	414,204
City of San Jose, Unlimited General Obligation
Series A-1
5.00%, due 9/1/41	1,500,000	1,611,803
City of San Mateo, Community Facilities District No. 2008-1, Special Tax
Series 1, Insured: BAM
5.25%, due 9/1/35	1,000,000	1,126,733
Clovis Unified School District, Unlimited General Obligation
Series B, Insured: NATL-RE
(zero coupon), due 8/1/30	1,500,000	1,221,581
Corona Community Facilities District, Community Facilities District No. 2018-2, Special Tax
Series A
5.00%, due 9/1/29	100,000	105,899
County of Los Angeles Community Facilities District No. 2021-01, Improvement Area No. 1, Special Tax
5.00%, due 9/1/27	100,000	103,361
5.00%, due 9/1/30	175,000	185,521
5.00%, due 9/1/32	175,000	187,755
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
County of Sacramento, Airport System, Revenue Bonds
Series B
5.00%, due 7/1/41	$ 1,000,000	$ 1,018,850
East Bay Municipal Utility District Water System, Revenue Bonds
Series A
5.00%, due 6/1/44	1,000,000	1,112,304
Foothill-De Anza Community College District, Unlimited General Obligation
Series B, Insured: NATL-RE FGIC
(zero coupon), due 8/1/29	1,045,000	891,428
Hercules Redevelopment Agency Successor Agency, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/37	500,000	550,729
Kern Community College District, Election of 2016, Unlimited General Obligation
Series D
5.25%, due 8/1/37	1,500,000	1,746,292
Los Angeles Unified School District, Unlimited General Obligation
Series A
5.00%, due 7/1/25	1,000,000	1,018,512
Series A
5.00%, due 7/1/34	1,000,000	1,180,870
Madera Unified School District, Unlimited General Obligation
4.00%, due 8/1/44	100,000	99,257
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series E
3.91%, due 7/1/37	500,000	499,920
Northern California Energy Authority, Revenue Bonds
5.00%, due 8/1/28	1,250,000	1,299,716
5.00%, due 12/1/54 (a)	1,305,000	1,382,168
Oakland Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/1/46	500,000	496,362
	Principal Amount	Value

California (continued)
San Diego County Regional Airport Authority, Revenue Bonds
Series B
5.00%, due 7/1/33 (c)	$ 4,500,000	$ 4,906,341
San Diego County Regional Airport Authority, Revenue Bonds, Senior Lien
Series B
5.25%, due 7/1/38 (c)	1,000,000	1,101,217
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series C
5.00%, due 5/1/33 (c)	6,000,000	6,670,328
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	5,000,000	5,033,153
Series B
5.25%, due 1/15/49	2,000,000	2,012,025
Saratoga Union School District, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 9/1/26	1,925,000	1,777,876
State of California, Various Purpose, Unlimited General Obligation
5.00%, due 4/1/38	2,455,000	2,459,602
University of California, Revenue Bonds
Series BN
5.50%, due 5/15/40	1,400,000	1,627,155
		76,958,928
Colorado 3.1%
Arapahoe County School District No. 5, Cherry Creek, Unlimited General Obligation
Series B, Insured: State Aid Withholding
2.00%, due 12/15/26	500,000	471,298
Arapahoe County School District No. 6 Littleton, Unlimited General Obligation
Series A, Insured: State Aid Withholding
5.50%, due 12/1/43	750,000	804,231

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Arista Metropolitan District, Limited General Obligation
Series A, Insured: BAM
5.00%, due 12/1/38	$ 1,500,000	$ 1,604,052
Arkansas River Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/38	2,000,000	2,039,304
City & County of Denver, Airport System, Revenue Bonds (c)
Series A
5.00%, due 12/1/31	7,000,000	7,365,508
Series A
5.00%, due 12/1/43	1,000,000	1,021,197
Series A
5.50%, due 11/15/35	1,000,000	1,144,644
Series D
5.75%, due 11/15/41	1,715,000	1,937,037
City & County of Denver, Pledged Excise Tax, Revenue Bonds
Series A
5.00%, due 8/1/44	1,000,000	1,013,516
Colorado Bridge & Tunnel Enterprise, Revenue Bonds
Series A, Insured: AGM
5.00%, due 12/1/41	1,135,000	1,242,527
Series A, Insured: AGM
5.25%, due 12/1/49	1,000,000	1,092,317
Colorado Health Facilities Authority, Aberdeen Ridge, Inc. Obligated Group, Revenue Bonds
Series B-3
2.125%, due 5/15/28	250,000	236,983
Colorado Health Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-1
4.00%, due 8/1/44	250,000	234,954
Series A-1, Insured: BAM
5.00%, due 8/1/35	180,000	193,741
Series A
5.25%, due 11/1/37	1,450,000	1,595,478
Fiddlers Business Improvement District, Unlimited General Obligation
5.00%, due 12/1/32 (b)	200,000	204,975
	Principal Amount	Value

Colorado (continued)
Ground Water Management Subdistrict of Central Colorado, Water Conservancy District, Limited General Obligation
Insured: BAM
4.00%, due 12/1/40	$ 250,000	$ 242,039
Jefferson Center Metropolitan District No. 1, Revenue Bonds
Series A-2
4.125%, due 12/1/40	575,000	492,518
Midtown Clear Creek Metropolitan District, Limited General Obligation
Series A, Insured: BAM
5.50%, due 12/1/43	1,200,000	1,330,749
Park Creek Metropolitan District, Revenue Bonds, Senior Lien
Series A, Insured: NATL-RE
5.00%, due 12/1/26	1,300,000	1,340,071
Ravenna Metropolitan District, Limited General Obligation
Insured: AGM
5.00%, due 12/1/38	1,400,000	1,491,406
Insured: AGM
5.00%, due 12/1/43	1,750,000	1,815,765
Reata South Metropolitan District, Limited General Obligation
5.375%, due 12/1/37	1,000,000	1,010,390
Sterling Ranch Community Authority Board, Colorado Limited Tax Supported and Special Revenue Senior Bonds, Revenue Bonds
Series A
3.375%, due 12/1/30	999,000	930,263
Series A
3.75%, due 12/1/40	500,000	421,580
VDW Metropolitan District No. 2, Limited General Obligation
Series A-2, Insured: BAM
4.00%, due 12/1/45	580,000	531,374
Weld County School District No. RE-2, Unlimited General Obligation
Insured: State Aid Withholding
5.00%, due 12/1/36	1,425,000	1,545,668
		33,353,585
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut 0.9%
City of Danbury, Unlimited General Obligation
5.00%, due 9/24/24 (b)	$ 1,740,000	$ 1,746,075
City of New Haven, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/31	1,200,000	1,303,580
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds
Series A
5.00%, due 2/1/36	230,000	230,350
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds
Series A
4.00%, due 5/1/36	1,040,000	1,073,824
Series A
5.25%, due 7/1/40	1,500,000	1,689,967
Series A
5.25%, due 7/1/40	2,500,000	2,847,352
State of Connecticut, Unlimited General Obligation
Series A
5.77%, due 3/15/25	500,000	501,194
		9,392,342
Delaware 0.5%
Delaware State Economic Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group, Revenue Bonds
Series B
5.00%, due 11/15/38	770,000	805,326
Series B
5.00%, due 11/15/43	3,010,000	3,089,209
Delaware State Housing Authority, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
5.75%, due 1/1/55	1,645,000	1,760,208
		5,654,743
District of Columbia 0.6%
District of Columbia, Unlimited General Obligation
Series D
5.00%, due 6/1/41	3,250,000	3,324,783
	Principal Amount	Value

District of Columbia (continued)
District of Columbia Housing Finance Agency, Lisner Senior Independent Owner LP, Revenue Bonds
5.00%, due 10/1/41 (a)	$ 3,000,000	$ 3,050,923
		6,375,706
Florida 4.7%
Ave Maria Stewardship Community District, Phase 4 Master Improvement Project Area, Special Assessment
Series A
4.00%, due 5/1/42	1,500,000	1,294,420
4.50%, due 5/1/33 (b)	250,000	250,168
Capital Trust Agency, Inc., Advantage Academy of Hillsborough, Inc., Revenue Bonds
Series A
5.00%, due 12/15/39	500,000	487,367
CFM Community Development District, Capital Improvement, Special Assessment
2.875%, due 5/1/31	100,000	89,429
City of Gainesville, Utilities System, Revenue Bonds
Series A
5.00%, due 10/1/44	635,000	663,870
City of Hallandale Beach, Unlimited General Obligation
3.00%, due 7/1/35	2,150,000	1,964,099
City of Palmetto, Renaissance Arts and Education, Inc., Revenue Bonds
Series A
4.25%, due 6/1/27	130,000	129,649
Series A
5.00%, due 6/1/32	100,000	104,408
City of Tampa, Centre & Lower Basis Storm Water, Special Assessment
5.25%, due 5/1/46	2,730,000	2,848,949
City of West Palm Beach, Utility System, Revenue Bonds
Series A
5.00%, due 10/1/42	2,500,000	2,590,151

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Cobblestone Community Development District, Assessment Area Two, Special Assessment
Series 2
3.40%, due 5/1/27 (b)	$ 160,000	$ 155,069
Collier County Educational Facilities Authority, Ave Maria University, Inc., Revenue Bonds
5.00%, due 6/1/29	1,065,000	1,080,316
County of Miami-Dade, Seaport Department, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 10/1/39 (c)	2,000,000	1,944,962
County of Miami-Dade, Aviation, Revenue Bonds (c)
Series A
5.00%, due 10/1/33	6,750,000	6,763,420
Series B
5.00%, due 10/1/40	3,825,000	3,896,963
County of Miami-Dade, Transit System, Revenue Bonds
5.00%, due 7/1/43	2,300,000	2,456,979
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AGM
5.50%, due 9/1/37	2,040,000	2,316,243
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A
5.00%, due 6/15/31	515,000	527,579
Florida Development Finance Corp., UF Health Jacksonville Project, Revenue Bonds
Series A
5.00%, due 2/1/33	1,300,000	1,308,448
Fort Pierce Utilities Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/34	325,000	365,035
Harbor Bay Community Development District, Special Assessment
Series A-1
3.10%, due 5/1/24	100,000	100,000
Series A-2
3.10%, due 5/1/24	100,000	100,000
	Principal Amount	Value

Florida (continued)
Hilltop Point Community Development District, Assessment Area One, Special Assessment
Series 1
4.60%, due 5/1/27	$ 100,000	$ 99,779
Hilltop Point Community Development District, Assessment Area Two, Special Assessment
Series 2
4.75%, due 5/1/27	200,000	200,053
JEA Water & Sewer System, Revenue Bonds
Series A
5.25%, due 10/1/49	2,735,000	3,009,466
Laurel Road Community Development District, Special Assessment
Series A-2
3.125%, due 5/1/31	235,000	208,739
Lee Memorial Health System, Obligated Group, Revenue Bonds
Series A-2
5.00%, due 4/1/33 (a)	1,000,000	1,012,567
Miami Health Facilities Authority, Miami Jewish Health Systems Obligated Group, Revenue Bonds
5.00%, due 7/1/31	1,605,000	1,493,047
Mid-Bay Bridge Authority, Revenue Bonds
Series A
5.00%, due 10/1/40	500,000	501,674
Palm Beach County Housing Finance Authority, Everglades Townhomes LP, Revenue Bonds
5.00%, due 2/1/27 (a)	994,000	1,007,351
Palm Coast Park Community Development District, Spring Lake Tracts 2 and 3, Special Assessment
2.40%, due 5/1/26	100,000	96,115
Palm Coast Park Community Development District, Sawmill Branch Phase 2, Special Assessment
4.15%, due 5/1/27	300,000	298,621
Preston Cove Community Development District, Special Assessment
3.25%, due 5/1/27	100,000	96,831
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Reunion East Community Development District, Series 2021 Project, Special Assessment
2.85%, due 5/1/31	$ 100,000	$ 89,187
Reunion West Community Development District, Special Assessment
3.00%, due 5/1/36	100,000	86,042
Rolling Hills Community Development District, Special Assessment
Series A-2
3.65%, due 5/1/32	200,000	185,755
Seminole Improvement District, Revenue Bonds
5.00%, due 10/1/32	250,000	252,766
Southern Groves Community Development District No. 5, 2021 Assessment Area, Special Assessment
2.80%, due 5/1/31	425,000	394,453
Sunbridge Stewardship District, Weslyn Park Project Assessment, Special Assessment
4.60%, due 5/1/32	460,000	457,265
Tampa Bay Water, Revenue Bonds
5.00%, due 10/1/40	1,580,000	1,732,300
Two Lakes Community Development District, Expansion Area Project, Special Assessment
3.375%, due 12/15/30	1,510,000	1,406,225
3.75%, due 12/15/39	2,990,000	2,574,128
4.00%, due 12/15/49	2,200,000	1,754,455
Verano No. 3 Community Development District, Special Assessment
2.375%, due 5/1/26	30,000	28,881
Village Community Development District No. 13, Phase III, Special Assessment
2.85%, due 5/1/36	1,495,000	1,301,667
Village Community Development District No. 15, Special Assessment
4.375%, due 5/1/33 (b)	100,000	101,663
	Principal Amount	Value

Florida (continued)
Watergrass Community Development District II, Phase 2, Special Assessment
2.50%, due 5/1/31	$ 100,000	$ 87,212
Windward at Lakewood Ranch Community Development District, Phase 2 Project, Special Assessment
3.625%, due 5/1/32	210,000	190,380
Wiregrass II Community Development District, Assessment Area Two, Special Assessment
4.80%, due 5/1/32	100,000	100,237
		50,204,383
Georgia 2.3%
Atlanta Urban Redevelopment Agency, Atlanta BeltLine Special Service District, Revenue Bonds
Insured: BAM
2.875%, due 7/1/31 (b)	665,000	611,507
Atlanta Urban Residential Finance Authority, TBG Englewood Senior LP, Revenue Bonds
Insured: HUD Sector 8 FHA 221(D4)
5.00%, due 5/1/28 (a)	1,440,000	1,484,469
City of Atlanta, Department of Aviation, Revenue Bonds
Series B
5.00%, due 7/1/34 (c)	450,000	497,247
DeKalb Private Hospital Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series B
4.00%, due 7/1/38	820,000	826,685
Development Authority of Burke County (The), Georgia Power Co., Revenue Bonds, First Series
Series 1
3.375%, due 11/1/53 (a)	1,000,000	987,036
Main Street Natural Gas, Inc., Revenue Bonds
Series B
4.00%, due 8/1/49 (a)	2,000,000	2,000,379
Series A
4.00%, due 7/1/52 (a)	5,000,000	4,993,214

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Main Street Natural Gas, Inc., Revenue Bonds (continued)
Series B
5.00%, due 12/1/54 (a)	$ 3,500,000	$ 3,693,987
Series E-2
5.264%, due 12/1/53	5,000,000	5,077,663
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project, Revenue Bonds
Series A
5.00%, due 1/1/39	2,000,000	2,052,870
Walton County Water & Sewer Authority, Walton-Hard Labor Creek Reservoir Water Treatment Facility Project, Revenue Bonds
5.25%, due 2/1/47	1,700,000	1,863,708
		24,088,765
Guam 0.8%
Guam Department of Education, John F. Kennedy High School Refunding & Energy Efficiency Project, Certificate of Participation
Series A
4.25%, due 2/1/30	1,500,000	1,454,543
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/24	590,000	590,655
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/34	500,000	534,081
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series F
4.00%, due 1/1/36	400,000	393,219
Series D
5.00%, due 11/15/27	365,000	369,913
Territory of Guam, Revenue Bonds
Series F
4.00%, due 1/1/42	2,335,000	2,147,593
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/32	1,000,000	1,020,429
	Principal Amount	Value

Guam (continued)
Territory of Guam, Section 30, Revenue Bonds (continued)
Series A
5.00%, due 12/1/34	$ 1,750,000	$ 1,782,101
		8,292,534
Hawaii 0.3%
Kauai County Community Facilities District, Kukui'ula Development Project, Special Tax
4.00%, due 5/15/26	80,000	79,182
State of Hawaii, Airports System, Revenue Bonds
Series A
5.00%, due 7/1/45 (c)	2,905,000	2,912,703
		2,991,885
Idaho 0.3%
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	370,000	366,597
Idaho Housing & Finance Association, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
3.15%, due 1/1/26	850,000	829,158
Series A, Insured: GNMA / FNMA / FHLMC
6.00%, due 7/1/54	1,500,000	1,640,580
		2,836,335
Illinois 10.7%
Chicago Board of Education, Unlimited General Obligation
Series B
4.00%, due 12/1/41	5,750,000	5,266,117
Series B
5.00%, due 12/1/31	1,000,000	1,048,181
Series A
5.00%, due 12/1/33	500,000	523,677
Series B
5.00%, due 12/1/33	1,500,000	1,496,549
Series A, Insured: AGM
5.00%, due 12/1/35	500,000	519,727
Series A
5.00%, due 12/1/37	1,085,000	1,115,362
Series D
5.00%, due 12/1/46	1,000,000	982,690
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series C
5.25%, due 12/1/35	$ 450,000	$ 449,979
Series C
5.25%, due 12/1/39	1,000,000	997,846
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series H
5.00%, due 12/1/36	500,000	505,876
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
6.00%, due 4/1/46	1,000,000	1,040,488
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien
Series C
5.00%, due 1/1/36	4,340,000	4,426,874
Series D
5.00%, due 1/1/36	1,000,000	1,121,099
Series D
5.00%, due 1/1/37	1,000,000	1,112,074
Series A
5.00%, due 1/1/39 (c)	1,640,000	1,697,885
Series B
5.00%, due 1/1/39	1,350,000	1,423,989
Chicago O'Hare International Airport, TRIPS Obligated Group, Revenue Bonds
5.00%, due 7/1/48 (c)	3,000,000	2,958,195
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds, Senior Lien
Insured: BAM
5.25%, due 1/1/39	1,195,000	1,297,175
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds
Insured: AGM
5.00%, due 12/1/44	10,000,000	10,024,050
5.25%, due 12/1/49	1,000,000	1,002,566
City of Chicago, Unlimited General Obligation
Series A
4.00%, due 1/1/32	1,000,000	1,014,435
	Principal Amount	Value

Illinois (continued)
City of Chicago, Unlimited General Obligation (continued)
Series A
5.00%, due 1/1/32	$ 1,500,000	$ 1,615,278
Series A
5.00%, due 1/1/44	2,000,000	2,039,456
Series A
6.00%, due 1/1/38	2,500,000	2,605,085
City of Chicago, Grace Manor LP, Revenue Bonds
Insured: HUD Sector 8 FHA 221(D4)
5.00%, due 11/1/26 (a)	5,000,000	5,048,927
City of Chicago, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/44	3,000,000	3,006,157
Series A, Insured: AGM
5.25%, due 1/1/42	450,000	465,042
City of Chicago Heights, Olympic Village LLC, Revenue Bonds
Insured: HUD Sector 8 FHA 223(F) GNMA
2.875%, due 8/1/27 (a)	1,000,000	980,802
City of Joliet, Rock Run Crossing Project, Unlimited General Obligation
Insured: BAM
5.50%, due 12/15/42	2,000,000	2,202,123
City of Joliet, Unlimited General Obligation
Insured: BAM
5.50%, due 12/15/44	1,000,000	1,096,421
County of Cook, Sales Tax, Revenue Bonds
Series A
5.25%, due 11/15/45	1,500,000	1,615,385
Fox Lake Public Library District, Unlimited General Obligation
Insured: BAM
3.00%, due 2/1/28	1,175,000	1,118,663
Illinois Finance Authority, Washington and Jane Smith Home (The), Revenue Bonds
4.00%, due 10/15/24	215,000	212,906

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Acero Charter Schools, Inc., Revenue Bonds
4.00%, due 10/1/33 (b)	$ 250,000	$ 234,804
Illinois Finance Authority, University of Chicago (The), Revenue Bonds
Series A
4.00%, due 10/1/38	2,500,000	2,371,814
Illinois Finance Authority, Carle Foundation, Revenue Bonds
Series A
5.00%, due 8/15/34	250,000	277,220
Illinois Finance Authority, Silver Cross Hospital Obligated Group, Revenue Bonds
Series C
5.00%, due 8/15/44	3,400,000	3,416,746
Illinois Housing Development Authority, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.375%, due 10/1/41	755,000	742,918
Illinois Housing Development Authority, Island Terrace 4% Preservation Associates LP, Revenue Bonds
5.00%, due 2/1/27 (a)	6,000,000	6,060,425
Illinois Housing Development Authority, Lakeview Landing LP, Revenue Bonds
Series A, Insured: HUD Sector 8
5.00%, due 11/1/27 (a)	1,310,000	1,340,250
Illinois Municipal Electric Agency, Revenue Bonds
Series A
4.00%, due 2/1/34	1,500,000	1,483,730
Series A
5.00%, due 2/1/32	4,830,000	4,880,891
Illinois Sports Facilities Authority (The), Revenue Bonds
5.00%, due 6/15/30	1,000,000	1,052,407
Illinois State Toll Highway Authority, Revenue Bonds
Series C
5.00%, due 1/1/38	2,395,000	2,412,763
Series C
5.00%, due 1/1/39	1,825,000	1,837,267
	Principal Amount	Value

Illinois (continued)
Illinois State Toll Highway Authority, Revenue Bonds (continued)
Series A
5.00%, due 1/1/40	$ 1,000,000	$ 1,010,914
Series B
5.00%, due 1/1/40	1,000,000	1,017,893
Illinois State Toll Highway Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 1/1/39	1,500,000	1,684,382
Lake County Consolidated High School District No. 120 Mundelein, Limited General Obligation
Series A
5.50%, due 12/1/38	825,000	917,892
Madison County Community Unit School District No. 7, Unlimited General Obligation
Series D, Insured: BAM
5.00%, due 12/1/25	1,500,000	1,517,376
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A
5.00%, due 12/15/28	2,000,000	2,087,482
Metropolitan Water Reclamation District of Greater Chicago, Green Bond, Unlimited General Obligation
Series E
5.00%, due 12/1/41	1,000,000	1,016,347
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series A, Insured: BAM
5.00%, due 1/1/37	1,285,000	1,368,894
Sales Tax Securitization Corp., Revenue Bonds
Series C
5.50%, due 1/1/36	2,000,000	2,165,753
Sangamon & Morgan Counties Community Unit School District No. 16 New Berlin, Unlimited General Obligation
Series A, Insured: AGM
5.50%, due 12/1/36	350,000	391,829
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Southwestern Illinois Development Authority, Madison County Community Unit School District No. 7 Edwardsville, Revenue Bonds
Series A, Insured: BAM
5.50%, due 12/1/35	$ 1,500,000	$ 1,716,778
St. Clair County Community Unit School District No. 187, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 1/1/27	130,000	133,909
Series B, Insured: AGM
5.00%, due 1/1/36	265,000	288,611
Series B, Insured: AGM
5.00%, due 1/1/37	225,000	242,870
Series A, Insured: AGM
5.00%, due 1/1/39	350,000	378,440
Series B, Insured: AGM
5.00%, due 1/1/40	210,000	220,677
Series A, Insured: AGM
5.00%, due 1/1/42	500,000	532,216
Series B, Insured: AGM
5.00%, due 1/1/43	250,000	259,852
State of Illinois, Unlimited General Obligation
Series D
5.00%, due 11/1/28	1,000,000	1,043,970
5.00%, due 2/1/39	1,370,000	1,370,842
Insured: AGM-CR
5.25%, due 2/1/34	1,975,000	1,976,787
5.50%, due 5/1/39	500,000	540,459
Village of Bradley, Unlimited General Obligation
Insured: AGM
5.00%, due 12/15/42	700,000	742,661
Insured: AGM
5.00%, due 12/15/43	800,000	846,154
Will County School District No. 114, Manhattan, Unlimited General Obligation
Insured: BAM
5.25%, due 1/1/39	175,000	192,005
Insured: BAM
5.50%, due 1/1/43	1,825,000	2,013,990
		113,821,297
	Principal Amount	Value

Indiana 3.1%
Avon Community School Building Corp., First Mortgage Bonds, Revenue Bonds
Insured: State Intercept
5.25%, due 7/15/37	$ 1,000,000	$ 1,136,548
Brownsburg 1999 School Building Corp., Revenue Bonds
Insured: State Intercept
5.50%, due 7/15/42	1,000,000	1,091,264
City of Bloomington, Waterworks, Revenue Bonds
Insured: BAM
5.00%, due 7/1/36	1,495,000	1,635,526
City of Lafayette, Local Income Tax, Revenue Bonds
Insured: BAM State Intercept
3.00%, due 12/31/33	1,195,000	1,061,066
City of Valparaiso, Pratt Paper LLC, Revenue Bonds
4.50%, due 1/1/34 (b)(c)(d)	1,350,000	1,366,124
Danville Community School Corp., Limited General Obligation
Insured: State Intercept
5.00%, due 7/15/24	2,350,000	2,350,913
Insured: State Intercept
5.00%, due 1/15/25	1,455,000	1,459,780
Greater Clark Building Corp., Revenue Bonds
Series B, Insured: State Intercept
6.00%, due 7/15/38	1,000,000	1,196,340
Series B, Insured: State Intercept
6.00%, due 7/15/40	1,300,000	1,529,199
Series B, Insured: State Intercept
6.00%, due 1/15/43	1,170,000	1,360,145
Indiana Finance Authority, Indiana University Health, Revenue Bonds
Series L
0.70%, due 12/1/46 (a)	655,000	610,888
Series A
5.00%, due 12/1/40	1,500,000	1,511,803
Indiana Finance Authority, Indianapolis Power & Light Co. Project, Revenue Bonds (a)
Series B
0.95%, due 12/1/38 (c)	4,525,000	4,177,906
Series A
1.40%, due 8/1/29	250,000	210,153

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Indiana Finance Authority, Republic Services, Inc. Project, Revenue Bonds
Series A
4.20%, due 5/1/34 (a)(c)	$ 4,285,000	$ 4,282,728
Indiana Housing & Community Development Authority, Revenue Bonds
Insured: FHA 223(F)
5.00%, due 10/1/26 (a)	1,500,000	1,508,396
IPS Multi-School Building Corp., Indianapolis Board of School Commissioners, Revenue Bonds
Insured: State Intercept
5.25%, due 7/15/40	1,850,000	2,034,207
Southwest Dubois County School Corp., Limited General Obligation
Insured: State Intercept
5.00%, due 7/15/24	565,000	565,219
Tippecanoe County School Building Corp., Revenue Bonds
Series B, Insured: State Intercept
6.00%, due 1/15/43	500,000	582,100
Tri-Creek 2002 High School Building Corp., Revenue Bonds
Insured: State Intercept
5.50%, due 7/15/43	2,000,000	2,218,863
Warsaw Community Schools, Limited General Obligation
Insured: State Intercept
5.00%, due 7/15/24	1,000,000	1,000,491
		32,889,659
Iowa 1.0%
City of Des Moines, Unlimited General Obligation
Series D
1.50%, due 6/1/34	1,200,000	886,431
Series D
1.75%, due 6/1/38	540,000	362,557
Series F
2.00%, due 6/1/35	2,375,000	1,850,764
Series F
2.00%, due 6/1/36	2,415,000	1,821,999
	Principal Amount	Value

Iowa (continued)
County of Polk, Unlimited General Obligation
Series A
3.00%, due 6/1/32	$ 2,000,000	$ 1,846,485
Hampton-Dumont Community School District, Revenue Bonds
Insured: AGM
6.00%, due 6/1/29	930,000	1,020,136
Iowa City Community School District, Unlimited General Obligation
2.50%, due 6/1/38	565,000	436,563
2.50%, due 6/1/39	1,035,000	776,057
Waukee Community School District, Unlimited General Obligation
Series B
2.00%, due 6/1/36	1,000,000	762,424
Series B
2.125%, due 6/1/39	1,000,000	708,649
		10,472,065
Kentucky 1.7%
City of Ashland, Ashland Hospital Corp., Revenue Bonds
Series A
5.00%, due 2/1/40	500,000	501,979
City of Henderson, Pratt Paper LLC Project, Revenue Bonds
Series B
3.70%, due 1/1/32 (b)(c)	350,000	338,619
Kentucky Bond Development Corp., Revenue Bonds
Insured: BAM
5.00%, due 9/1/38	1,000,000	1,064,514
Kentucky Economic Development Finance Authority, Next Generation Information Highway Project, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/25	1,500,000	1,508,082
Series A
5.00%, due 7/1/40	2,145,000	2,147,636
Series A
5.00%, due 1/1/45	3,200,000	3,168,394
Kentucky Municipal Power Agency, Prairie State Project, Revenue Bonds
Series A
5.00%, due 9/1/35	1,545,000	1,610,376
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky (continued)
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds (a)
Series C
4.00%, due 2/1/50	$ 2,600,000	$ 2,593,481
Series A-1
5.25%, due 4/1/54	2,500,000	2,643,813
Kentucky State Property & Building Commission, Revenue Bonds
Series A
5.00%, due 11/1/26	2,485,000	2,577,078
		18,153,972
Louisiana 1.8%
City of New Orleans, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 12/1/33	1,250,000	1,388,943
Greater New Orleans Expressway Commission, Revenue Bonds
Insured: AGM
5.00%, due 11/1/42	1,500,000	1,515,554
Jefferson Davis Parish Road Sales Tax District No. 1, Revenue Bonds
Insured: AGM
4.00%, due 2/1/26	915,000	919,086
Jefferson Parish Consolidated Sewerage District No. 1, Revenue Bonds
Insured: BAM
4.00%, due 2/1/42	260,000	252,617
Louisiana Housing Corp., Tivoli Place Project, Revenue Bonds
Series A, Insured: HUD SECT 8 FHA 221(D4)
5.00%, due 7/1/26	6,000,000	6,078,686
New Orleans Aviation Board, Louis Armstrong New Orleans International Airport, Revenue Bonds
Series B
5.00%, due 1/1/43 (c)	2,000,000	2,020,115
State of Louisiana, Gasoline & Fuels Tax, Revenue Bonds, Second Lien
Series C
5.00%, due 5/1/40	6,250,000	6,472,856
		18,647,857
	Principal Amount	Value

Maine 0.9%
Maine Health & Higher Educational Facilities Authority, MaineHealth Obligated Group, Revenue Bonds
Series B, Insured: AGM
5.25%, due 7/1/41	$ 5,155,000	$ 5,621,303
Series B, Insured: AGM
5.25%, due 7/1/43	2,275,000	2,463,911
Maine Health & Higher Educational Facilities Authority, Northern Light Health Obligated Group, Revenue Bonds
Series C, Insured: AGM State Aid Withholding
5.50%, due 7/1/38	1,000,000	1,112,971
Maine State Housing Authority, Revenue Bonds
Series G
1.85%, due 11/15/30	1,000,000	847,606
		10,045,791
Maryland 0.7%
City of Baltimore, Harbor Point Project, Revenue Bonds
4.50%, due 6/1/33	100,000	99,477
County of Charles, Consolidated Public Improvement, Unlimited General Obligation
1.75%, due 10/1/35	1,000,000	764,377
County of Prince George's, Limited General Obligation
Series A
5.00%, due 7/15/33	1,560,000	1,677,778
Maryland Community Development Administration, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
5.00%, due 9/1/42	1,000,000	1,038,864
Maryland Economic Development Corp., Morgan View & Thurgood Marshall Student Housing, Revenue Bonds
Series A
5.25%, due 7/1/32	465,000	506,408
Maryland Stadium Authority, Baltimore City Public School Construction Financing Fund, Revenue Bonds
Insured: State Intercept
5.00%, due 5/1/36	1,000,000	1,027,407

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
Maryland Stadium Authority, Baltimore City Public School Construction Financing Fund, Revenue Bonds (continued)
Series A, Insured: State Intercept
5.00%, due 5/1/42	$ 1,820,000	$ 1,886,486
Maryland State Transportation Authority, Passenger Facility Charge, Revenue Bonds
Series A
4.00%, due 6/1/29 (c)	335,000	332,138
		7,332,935
Massachusetts 0.5%
Commonwealth of Massachusetts, Consolidated Loan, Limited General Obligation
Series A
5.00%, due 5/1/48	1,000,000	1,074,121
Massachusetts Bay Transportation Authority, Sales Tax, Revenue Bonds
Series A
(zero coupon), due 7/1/31	1,000,000	752,670
Massachusetts Development Finance Agency, Provident Commonwealth Education Resources, Inc., Revenue Bonds
5.00%, due 10/1/30	1,200,000	1,227,865
5.00%, due 10/1/34	1,500,000	1,527,910
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/34	500,000	506,294
		5,088,860
Michigan 2.9%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/28	240,000	241,755
Charter Township of Emmett, Unlimited General Obligation
Insured: AGM
3.00%, due 4/1/34	1,045,000	926,935
	Principal Amount	Value

Michigan (continued)
City of Detroit, Unlimited General Obligation
Series A
5.00%, due 4/1/34	$ 275,000	$ 290,710
5.50%, due 4/1/40	430,000	453,479
Ferndale Public Schools, Unlimited General Obligation
Insured: Q-SBLF
5.00%, due 5/1/42	1,090,000	1,163,876
Gerald R Ford International Airport Authority, Revenue Bonds (c)(d)
Insured: County Guaranteed
5.00%, due 1/1/30	1,055,000	1,140,593
Insured: County Guaranteed
5.00%, due 1/1/36	705,000	789,877
Insured: County Guaranteed
5.00%, due 1/1/39	1,000,000	1,095,258
Insured: County Guaranteed
5.00%, due 1/1/42	1,100,000	1,181,497
Insured: County Guaranteed
5.00%, due 1/1/44	1,100,000	1,172,415
Grand Blanc Community Schools, Unlimited General Obligation
Insured: Q-SBLF
2.375%, due 11/1/42	1,475,000	1,007,694
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds, Second Lien
Series C
5.00%, due 7/1/36	1,000,000	1,025,008
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/46	1,000,000	1,014,553
Series C
5.25%, due 7/1/33	1,500,000	1,556,286
Ida Public Schools, Limited General Obligation
Insured: BAM
5.00%, due 5/1/31	1,235,000	1,319,459
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/34	500,000	510,784
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, BHSH System Obligated Group, Revenue Bonds
Series A
5.00%, due 4/15/29	$ 1,000,000	$ 1,079,252
Michigan Finance Authority, Beaumont Health Obligated Group, Revenue Bonds
Series A
5.00%, due 11/1/44	1,000,000	1,010,406
Michigan Finance Authority, Universal Learning Academy, Revenue Bonds
6.00%, due 11/1/32	1,250,000	1,274,601
Michigan State Housing Development Authority, 24 East Ltd. Dividend Housing Association LP, Revenue Bonds
3.625%, due 4/1/42 (a)	1,760,000	1,738,775
Michigan State Housing Development Authority, New Baltimore Place Apartments Project, Revenue Bonds
Insured: HUD Sector 8
5.00%, due 12/1/25 (a)	1,097,000	1,098,608
Michigan State Housing Development Authority, Traditions of Holland Apartments Ltd. Dividend Housing Association LLC, Revenue Bonds
Insured: FHA 221(D4)
5.00%, due 11/1/26 (a)	2,000,000	2,030,966
Richmond Community Schools, School Building and Site, Unlimited General Obligation
Series I, Insured: Q-SBLF
4.00%, due 5/1/36	750,000	769,963
State of Michigan, Unlimited General Obligation
Series A
3.625%, due 5/15/24	1,000,000	999,336
State of Michigan, Trunk Line, Revenue Bonds
5.50%, due 11/15/44	2,000,000	2,260,857
Summit Academy North, Michigan Public School Academy, Revenue Bonds
2.25%, due 11/1/26	160,000	150,684
	Principal Amount	Value

Michigan (continued)
Wayne County Airport Authority, Detroit Metropolitan Wayne County Airport, Revenue Bonds (c)
Series C
5.00%, due 12/1/39	$ 1,475,000	$ 1,477,043
Series B, Insured: AGM
5.50%, due 12/1/40	1,595,000	1,785,255
Wyoming Public Schools, Unlimited General Obligation
Series III, Insured: AGM
4.00%, due 5/1/41	500,000	501,751
		31,067,676
Minnesota 0.4%
City of Independence, Global Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/41	280,000	233,053
City of Minneapolis, Unlimited General Obligation
3.00%, due 12/1/33	1,290,000	1,193,326
Minnesota Housing Finance Agency, Revenue Bonds
Series C, Insured: GNMA / FNMA / FHLMC
3.80%, due 7/1/38 (c)	2,280,000	2,136,062
Worthington Independent School District No. 518, Unlimited General Obligation
Series A, Insured: SD CRED PROG
3.00%, due 2/1/34	1,210,000	1,094,283
		4,656,724
Mississippi 0.1%
Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Project, Revenue Bonds
Series A
5.00%, due 1/1/34	810,000	858,815
Missouri 2.1%
Health & Educational Facilities Authority of the State of Missouri, Mercy Health, Revenue Bonds
Series C
5.00%, due 11/15/47	3,070,000	3,106,225

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Hickman Mills C-1 School District, Unlimited General Obligation
Series C-1, Insured: BAM
5.75%, due 3/1/42	$ 2,000,000	$ 2,204,566
Lees Summit Industrial Development Authority, John Knox Village Obligated Group, Revenue Bonds
Series B-2
4.325%, due 8/15/47 (d)	390,000	390,141
Missouri Housing Development Commission, Revenue Bonds
Series E, Insured: GNMA / FNMA / FHLMC
6.50%, due 5/1/54	10,000,000	11,171,030
Missouri Joint Municipal Electric Utility Commission, Iatan 2 Project, Revenue Bonds
Series A
5.00%, due 12/1/36	2,190,000	2,203,932
Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Revenue Bonds
Series A
5.00%, due 12/1/40	1,450,000	1,464,703
Missouri State Environmental Improvement & Energy Resources Authority, Union Electric Co., Revenue Bonds
Series B
2.90%, due 9/1/33	1,500,000	1,379,029
Pattonville R-3 School District, Unlimited General Obligation
Insured: State Aid Direct Deposit
5.50%, due 3/1/39	500,000	560,676
		22,480,302
Montana 0.1%
County of Gallatin, Bozeman Fiber Project, Revenue Bonds (b)
Series A
4.00%, due 10/15/32	300,000	273,421
Series A
4.00%, due 10/15/36	300,000	261,267
		534,688
	Principal Amount	Value

Nebraska 0.9%
Nebraska Investment Finance Authority, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
2.15%, due 3/1/31	$ 1,150,000	$ 999,446
Nebraska Public Power District, Revenue Bonds
Series D
5.00%, due 1/1/41	2,275,000	2,294,369
Omaha Public Power District, Electric System, Revenue Bonds
Series A
5.00%, due 2/1/42	2,835,000	2,951,782
Omaha Public Power District, Nebraska City Station Unit 2, Revenue Bonds
Series A
5.00%, due 2/1/46	700,000	707,698
Series A
5.25%, due 2/1/42	1,500,000	1,507,390
Omaha School District, Unlimited General Obligation
1.75%, due 12/15/35	1,500,000	1,140,383
		9,601,068
Nevada 0.2%
County of Washoe, Sierra Pacific Power Co., Revenue Bonds
Series G
3.625%, due 3/1/36 (a)	1,000,000	993,889
Henderson Local Improvement District No. T-22, Rainbow Canyon Phase II, Special Assessment
5.00%, due 3/1/25	200,000	200,765
5.00%, due 3/1/26	300,000	302,326
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/33	500,000	523,707
		2,020,687
New Hampshire 0.5%
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds
Series A
4.00%, due 4/1/30 (c)	435,000	428,497
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Hampshire (continued)
New Hampshire Business Finance Authority, Revenue Bonds
Series 2
4.25%, due 7/20/41	$ 1,250,000	$ 1,216,838
New Hampshire Health and Education Facilities Authority Act, Dartmouth-Hitchcock Obligated Group, Revenue Bonds
Series B, Insured: BAM
4.00%, due 8/1/33	2,750,000	2,689,398
New Hampshire Housing Finance Authority, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
6.25%, due 1/1/55	1,000,000	1,092,447
		5,427,180
New Jersey 3.4%
City of Atlantic City, Unlimited General Obligation
Series A, Insured: BAM State Aid Withholding
5.00%, due 3/1/42	1,215,000	1,237,266
Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., Revenue Bonds
4.00%, due 7/15/30 (b)	250,000	245,835
Jersey City Municipal Utilities Authority, Water Revenue, Revenue Notes
Series A
5.00%, due 5/1/25	750,000	756,961
New Jersey Economic Development Authority, Port Newark Container Terminal LLC, Revenue Bonds
5.00%, due 10/1/37 (c)	1,500,000	1,536,304
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series UU
5.00%, due 6/15/40	470,000	470,312
Series WW
5.25%, due 6/15/33	2,500,000	2,549,826
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
5.00%, due 11/1/44	$ 3,000,000	$ 3,110,805
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
Series B
5.625%, due 11/15/30 (c)	250,000	252,219
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/43	5,750,000	5,846,392
New Jersey Housing & Mortgage Finance Agency, Amity Heights Apartments, Revenue Bonds
Series A, Insured: HUD Sector 8
3.50%, due 7/1/25 (a)	815,000	813,556
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series BB
5.00%, due 6/15/42	10,000,000	10,806,567
Series AA
5.25%, due 6/15/43	2,790,000	2,898,655
New Jersey Turnpike Authority, Revenue Bonds
Series A
4.00%, due 1/1/35 (d)	1,155,000	1,223,845
Series A
5.00%, due 1/1/27 (d)	600,000	623,692
Series A
5.00%, due 1/1/34 (d)	1,050,000	1,200,752
Series B
5.00%, due 1/1/42	1,000,000	1,091,619
State of New Jersey, Unlimited General Obligation
5.00%, due 6/1/39	500,000	534,409
Tobacco Settlement Financing Corp., Revenue Bonds
Series B
5.00%, due 6/1/46	1,000,000	1,009,863
		36,208,878

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York 6.8%
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
4.00%, due 6/1/29	$ 315,000	$ 292,178
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (b)(c)	1,000,000	1,004,605
City of New York, Unlimited General Obligation
Series F-1
5.00%, due 6/1/35	1,000,000	1,012,460
Series F-1
5.00%, due 8/1/38	500,000	559,203
Series D
5.00%, due 4/1/44	1,000,000	1,092,063
Series D
5.25%, due 4/1/47	1,000,000	1,098,534
Series B-1
5.25%, due 10/1/47	1,500,000	1,629,010
Series D
5.50%, due 4/1/46	1,490,000	1,680,752
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A, Insured: AGM
4.00%, due 2/15/47	540,000	514,733
Long Island Power Authority, Electric System, Revenue Bonds
Series A
5.00%, due 9/1/39	1,000,000	1,002,124
Metropolitan Transportation Authority, Revenue Bonds
Series B
4.00%, due 11/15/36	750,000	733,007
Series A
5.50%, due 11/15/47	1,570,000	1,734,120
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1
5.00%, due 11/15/29	500,000	512,918
Series A-1
5.00%, due 11/15/32	1,295,000	1,328,202
Nassau County Local Economic Assistance Corp., Roosevelt Children's Academy Charter School, Revenue Bonds
Series A
4.00%, due 7/1/33	750,000	734,179
	Principal Amount	Value

New York (continued)
New York City Housing Development Corp., Revenue Bonds
Series C, Insured: HUD Sector 8 FNMA
2.40%, due 8/1/40	$ 1,500,000	$ 1,095,641
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Revenue Bonds
Series F-2A, Insured: FHA 542(C)
3.40%, due 11/1/62 (a)	500,000	493,122
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series HH
5.00%, due 6/15/37	2,000,000	2,024,378
Series HH
5.00%, due 6/15/39	1,000,000	1,011,094
Series DD-2
5.00%, due 6/15/40	1,000,000	1,043,302
Series DD-1
5.00%, due 6/15/49	305,000	316,280
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series B-1
5.00%, due 11/1/38	3,000,000	3,047,216
Series F-1
5.00%, due 5/1/42	750,000	773,940
Series B-1
5.00%, due 8/1/42	1,600,000	1,599,850
Series C
5.50%, due 5/1/41	2,000,000	2,300,199
Series D-1
5.50%, due 11/1/45	2,000,000	2,234,573
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-2, Insured: State Aid Withholding
5.00%, due 7/15/40	1,500,000	1,515,407
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/43	1,555,000	1,568,087
Series S-3, Insured: State Aid Withholding
5.25%, due 7/15/45	1,750,000	1,841,497
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	$ 500,000	$ 451,297
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: AGM-CR
2.75%, due 11/15/41	370,000	285,994
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
4.00%, due 2/15/43	1,500,000	1,482,372
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (b)	1,250,000	1,238,888
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series E
3.00%, due 3/15/41	250,000	208,979
Series E
4.00%, due 3/15/45	1,950,000	1,892,957
Series B
5.00%, due 2/15/40	1,300,000	1,346,910
Series A
5.00%, due 3/15/44	1,175,000	1,285,789
New York State Dormitory Authority, Sales tax, Revenue Bonds
Series E-3
5.00%, due 3/15/41	1,500,000	1,568,802
New York State Environmental Facilities Corp., State of New York State Revolving Fund, Revenue Bonds
Series A
5.00%, due 6/15/33	1,265,000	1,297,816
New York State Thruway Authority, Revenue Bonds, Junior Lien
Series A
5.00%, due 1/1/41	1,000,000	1,011,554
	Principal Amount	Value

New York (continued)
New York State Thruway Authority, Revenue Bonds
Series P
5.00%, due 1/1/41	$ 1,200,000	$ 1,326,187
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (c)
4.00%, due 1/1/36	1,000,000	991,673
4.375%, due 10/1/45	1,250,000	1,208,594
New York Transportation Development Corp., John F. kennedy International Airport Project, Revenue Bonds
Series A
5.00%, due 12/1/25 (c)	1,400,000	1,417,286
New York Transportation Development Corp., Delta Air Lines, Inc., Revenue Bonds
5.00%, due 1/1/29 (c)	1,230,000	1,270,102
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.00%, due 7/1/46 (c)	4,000,000	3,901,345
New York Transportation Development Corp., JFK NTO LLC, Revenue Bonds
5.50%, due 6/30/41 (c)	1,700,000	1,849,785
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds
Series A
5.00%, due 4/1/36 (c)	865,000	888,136
Port Authority of New York & New Jersey, Consolidated 234th, Revenue Bonds
Series 234
5.00%, due 8/1/38 (c)	3,500,000	3,746,116
Town of Colonie, Limited General Obligation
Insured: AGM
2.00%, due 3/1/29	985,000	864,832

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds, Senior Lien
Series A-2, Insured: AGM-CR
2.00%, due 5/15/45 (a)	$ 250,000	$ 229,462
Series C
5.25%, due 11/15/40	1,000,000	1,135,695
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series C
5.00%, due 11/15/37	1,000,000	1,060,063
Series B-3
5.00%, due 11/15/38	640,000	651,427
Series A
5.00%, due 11/15/40	3,005,000	3,034,688
Utility Debt Securitization Authority, Revenue Bonds
5.00%, due 12/15/33	850,000	866,452
		72,305,875
North Carolina 2.2%
City of Fayetteville, Public Works Commission, Revenue Bonds
2.25%, due 3/1/41	3,760,000	2,687,791
County of Alamance, Unlimited General Obligation
2.00%, due 5/1/35	1,500,000	1,208,746
Greater Asheville Regional Airport Authority, Revenue Bonds (c)
Series A, Insured: AGM
5.00%, due 7/1/30	1,500,000	1,621,275
Insured: AGM
5.25%, due 7/1/40	500,000	545,956
Insured: AGM
5.25%, due 7/1/43	500,000	539,089
North Carolina Housing Finance Agency, Revenue Bonds
Series 38-B
3.85%, due 7/1/37	2,510,000	2,393,335
North Carolina State Education Assistance Authority, Revenue Bonds, Senior Lien (c)
Series A
5.50%, due 6/1/30	4,875,000	5,204,115
Series A
5.50%, due 6/1/31	3,250,000	3,490,854
	Principal Amount	Value

North Carolina (continued)
North Carolina State Education Assistance Authority, Revenue Bonds, Senior Lien (c) (continued)
Series A
5.50%, due 6/1/32	$ 3,000,000	$ 3,236,830
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
5.00%, due 1/1/36	1,545,000	1,645,590
Insured: AGM
5.00%, due 1/1/49	1,000,000	1,031,149
		23,604,730
North Dakota 0.4%
City of Grand Forks, Altru Health System, Revenue Bonds
Insured: AGM-CR
4.00%, due 12/1/37	310,000	292,152
Series A, Insured: AGM
5.00%, due 12/1/30	700,000	757,950
Series A, Insured: AGM
5.00%, due 12/1/31	650,000	708,622
Series A, Insured: AGM
5.00%, due 12/1/32	800,000	876,731
Series A, Insured: AGM
5.00%, due 12/1/33	1,000,000	1,102,994
		3,738,449
Ohio 1.8%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bonds
Series A
5.00%, due 2/15/41	3,000,000	3,025,359
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
4.00%, due 6/1/48	1,000,000	891,736
City of Toledo, Various Purpose Improvement, Limited General Obligation
Insured: AGM
5.25%, due 12/1/35	1,000,000	1,134,513
Insured: AGM
5.25%, due 12/1/37	750,000	837,150
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
City of Upper Arlington, Various Purpose, Limited General Obligation
5.75%, due 12/1/38	$ 700,000	$ 719,186
Cloverleaf Local School District, Certificate of Participation
Insured: BAM
5.375%, due 12/1/37	750,000	796,960
Euclid City School District, Unlimited General Obligation
Series A, Insured: SD CRED PROG
5.25%, due 1/15/44	2,000,000	2,028,870
Forest Hills Local School District, Unlimited General Obligation
5.00%, due 12/1/44	490,000	491,365
Ohio Air Quality Development Authority, American Electric Power Co. Project, Revenue Bonds (a)(c)
Series D
2.10%, due 10/1/28	3,000,000	2,951,842
Series B
2.50%, due 11/1/42	1,000,000	871,246
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Revenue Bonds
Series D
2.875%, due 2/1/26	250,000	239,753
Ohio Air Quality Development Authority, Pratt Paper LLC Project, Revenue Bonds (b)(c)
3.75%, due 1/15/28	820,000	811,582
4.50%, due 1/15/48	750,000	723,452
State of Ohio, Republic Services, Inc., Revenue Bonds
3.80%, due 11/1/35 (a)	3,115,000	3,113,363
State of Ohio, Portsmouth Bypass Project, Revenue Bonds
Insured: AGM
5.00%, due 12/31/35 (c)	1,000,000	1,005,909
		19,642,286
Oregon 0.4%
County of Clackamas, Limited General Obligation
1.875%, due 6/1/39	1,070,000	723,159
	Principal Amount	Value

Oregon (continued)
Multnomah County School District No. 1, Unlimited General Obligation
Insured: School Bond Guaranty
3.00%, due 6/15/37	$ 2,000,000	$ 1,777,716
State of Oregon, Unlimited General Obligation
Series A
5.00%, due 5/1/27 (d)	1,365,000	1,436,146
		3,937,021
Pennsylvania 2.9%
Allegheny County Airport Authority, Revenue Bonds (c)
Series A, Insured: AGM
5.50%, due 1/1/42	2,000,000	2,202,041
Series A, Insured: AGM
5.50%, due 1/1/43	1,500,000	1,644,640
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds (b)
5.00%, due 5/1/27	270,000	274,774
5.00%, due 5/1/32	220,000	223,975
5.00%, due 5/1/42	1,175,000	1,166,447
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds
6.00%, due 5/1/42 (b)	500,000	517,228
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
5.00%, due 7/1/34	300,000	253,180
5.00%, due 7/1/35	300,000	255,101
Chester County Industrial Development Authority, Collegium Charter School, Revenue Bonds
5.00%, due 10/15/32 (b)	250,000	251,191
Coatesville School District, Limited General Obligation
Insured: BAM State Aid Withholding
5.25%, due 11/15/37	5,000,000	5,375,844
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	1,000,000	987,888

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Cumberland Valley School District, Limited General Obligation
Series A, Insured: AGM State Aid Withholding
5.00%, due 11/15/44	$ 1,275,000	$ 1,358,597
Dauphin County General Authority, Harrisburg University Science Technology Project (The), Revenue Bonds
5.00%, due 10/15/30 (b)	1,000,000	902,348
Doylestown Hospital Authority, Doylestown Hospital Obligated Group, Revenue Bonds
5.00%, due 7/1/31 (b)	250,000	252,797
Indiana County Industrial Development Authority, Foundation for Indiana University of Pennsylvania (The), Revenue Bonds
Insured: BAM
5.00%, due 5/1/29	250,000	263,871
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Revenue Bonds
4.00%, due 7/1/37	100,000	88,922
Pennsylvania Economic Development Financing Authority, Republic Services, Inc., Revenue Bonds
Series A
4.05%, due 4/1/34 (a)(c)	1,300,000	1,299,911
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Project, Revenue Bonds (c)
5.25%, due 6/30/36	2,000,000	2,199,843
5.50%, due 6/30/37	250,000	278,377
5.50%, due 6/30/38	500,000	554,045
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Senior Lien
Series 1A
5.00%, due 6/1/29 (c)	1,550,000	1,629,965
Pennsylvania Higher Educational Facilities Authority, Bryn Mawr College, Revenue Bonds
5.00%, due 12/1/38	1,000,000	1,003,356
	Principal Amount	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Revenue Bonds
Series A-141
5.75%, due 10/1/53	$ 635,000	$ 668,161
Pennsylvania Turnpike Commission, Revenue Bonds
Series A-1
5.00%, due 12/1/41	1,000,000	1,020,147
Series B
5.25%, due 12/1/39	785,000	790,182
Series A
5.50%, due 12/1/46	1,155,000	1,190,322
Pennsylvania Turnpike Commission, Oil Franchise, Revenue Bonds
Series A
5.25%, due 12/1/44	500,000	523,463
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School Project, Revenue Bonds
5.00%, due 6/15/30 (b)	435,000	444,550
Philadelphia Gas Works Co., Revenue Bonds
Series 14
5.00%, due 10/1/30	1,680,000	1,727,763
Pittsburgh Water & Sewer Authority, Revenue Bonds, First Lien
Series A, Insured: AGM
5.00%, due 9/1/35	1,200,000	1,358,356
		30,707,285
Puerto Rico 2.7%
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	4,817,269	2,872,297
(zero coupon), due 11/1/51	4,583,231	2,755,668
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
4.00%, due 7/1/35	563,717	546,873
Series A-1
5.625%, due 7/1/27	625,000	650,151
Series A-1
5.75%, due 7/1/31	265,000	295,895
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (b)
Series B
4.50%, due 7/1/24	2,265,000	2,257,293
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (b) (continued)
Series A
5.00%, due 7/1/33	$ 1,000,000	$ 1,071,300
Series 2020A
5.00%, due 7/1/35	3,000,000	3,153,163
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series B
5.00%, due 7/1/28 (b)	1,000,000	1,042,630
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-2
4.329%, due 7/1/40	5,418,000	5,306,016
Series A-2
4.329%, due 7/1/40	4,838,000	4,738,004
Series A-1
4.55%, due 7/1/40	4,255,000	4,261,158
		28,950,448
Rhode Island 0.5%
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series F
5.50%, due 5/15/47	1,500,000	1,631,188
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds
Series 82-A, Insured: GNMA
5.00%, due 10/1/41	1,215,000	1,269,293
Rhode Island Housing and Mortgage Finance Corp., Revenue Bonds
Series A-77, Insured: GNMA
5.00%, due 4/1/27	555,000	576,637
Rhode Island Student Loan Authority, Revenue Bonds, Senior Lien
Series A
4.125%, due 12/1/43 (c)	1,575,000	1,484,499
		4,961,617
South Carolina 0.7%
Patriots Energy Group Financing Agency, Revenue Bonds
Series B-2
5.458%, due 2/1/54	6,000,000	6,167,813
	Principal Amount	Value

South Carolina (continued)
South Carolina State Housing Finance & Development Authority, Dillon School Senior LP, Revenue Bonds
Insured: HUD Sector 202
5.00%, due 10/1/26 (a)	$ 1,335,000	$ 1,347,023
		7,514,836
South Dakota 0.1%
Baltic School District No. 49-1, Unlimited General Obligation
Insured: AGM
4.50%, due 12/1/40	575,000	587,592
Tennessee 1.0%
County of Knox, Unlimited General Obligation
Series B
2.80%, due 6/1/31	1,000,000	929,825
Health Educational and Housing Facility Board of the City of Memphis (The), Strategies LP, Revenue Bonds
Insured: HUD Sector 8 FHA 221(D4)
5.00%, due 7/1/27 (a)	500,000	506,351
Health Educational and Housing Facility Board of the City of Memphis (The), Strategies II LP, Revenue Bonds
Insured: HUD Sector 8 FHA 221(D4)
5.00%, due 7/1/27 (a)	500,000	506,454
Knox County Health Educational & Housing Facility Board, Revenue Bonds
4.05%, due 12/1/27 (a)	3,000,000	2,993,331
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 619 at Old Stone Bridge Crossings LP, Revenue Bonds
Series B
4.00%, due 4/1/26 (a)	1,511,000	1,503,665
Metropolitan Nashville Airport Authority (The), Revenue Bonds
Series B
5.00%, due 7/1/36 (c)	3,500,000	3,730,756

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tennessee (continued)
Tennessee Energy Acquisition Corp., Revenue Bonds
Series B
5.625%, due 9/1/26	$ 500,000	$ 505,254
		10,675,636
Texas 11.1%
Alamito Public Facility Corp., EP WH Mesa Franklin LLC, Revenue Bonds
Insured: FHA 221(D4)
3.50%, due 9/1/25 (a)	1,003,000	998,806
Alamito Public Facility Corp., EP WH Cien Palmas LLC, Revenue Bonds
Insured: HUD Sector 8 FHA 221(D4)
3.50%, due 9/1/25 (a)	1,008,000	1,004,937
Alamito Public Facility Corp., EP Salazar LP, Revenue Bonds
Insured: HUD Sector 8
5.00%, due 8/1/44 (a)	1,000,000	1,014,899
Allen Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/35	2,000,000	2,053,072
Arlington Higher Education Finance Corp., Trinity Basin Preparatory, Inc., Revenue Bonds
Insured: PSF-GTD
5.00%, due 8/15/41	1,115,000	1,188,384
Barbers Hill Independent School District, Unlimited General Obligation
Insured: PSF-GTD
4.00%, due 2/15/41	1,000,000	1,009,001
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/27	1,900,000	1,712,414
Central Texas Regional Mobility Authority, Revenue Bonds, Sub. Lien
Series C
5.00%, due 1/1/27	1,145,000	1,167,997
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/31	2,500,000	2,506,508
	Principal Amount	Value

Texas (continued)
Central Texas Turnpike System, Revenue Bonds, First Tier
Series A
5.00%, due 8/15/39	$ 1,185,000	$ 1,262,083
City of Amarillo, Limited General Obligation
2.00%, due 2/15/41	1,000,000	677,186
City of Arlington, Special Tax, Special Tax, Senior Lien
Series A, Insured: AGM
5.00%, due 2/15/43	250,000	257,555
City of Bryan, Limited General Obligation
2.00%, due 8/15/32	1,060,000	873,243
City of College Station, Limited General Obligation
2.00%, due 2/15/36	1,000,000	770,823
City of Dallas, Limited General Obligation
Series B
5.00%, due 2/15/26	1,000,000	1,028,108
Series B
5.00%, due 2/15/26	2,110,000	2,169,308
Series B
5.00%, due 2/15/27	1,000,000	1,047,601
City of Greenville, Waterworks & Sewer System, Revenue Bonds
Insured: AGM
5.00%, due 2/15/41 (d)	1,245,000	1,336,045
City of Houston, Combined Utility System, Revenue Bonds, First Lien
Series A
5.00%, due 11/15/26 (d)	1,000,000	1,039,498
Series B
5.00%, due 11/15/35	2,000,000	2,068,095
City of Houston, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/28	365,000	387,169
City of Houston, Airport System, Revenue Bonds, Sub. Lien
Series A, Insured: AGM
5.25%, due 7/1/42 (c)	1,000,000	1,083,725
Comal County Water Control & Improvement District No. 6, Unlimited General Obligation
Insured: AGM
4.00%, due 9/1/43	1,615,000	1,543,156
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
County of Parker, Unlimited General Obligation
5.00%, due 2/15/42	$ 6,000,000	$ 6,129,172
Cypress-Fairbanks Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
2.25%, due 2/15/41	2,000,000	1,393,350
Dallas College, Unlimited General Obligation
3.00%, due 2/15/28	1,575,000	1,563,830
Dallas Fort Worth International Airport, Revenue Bonds
Series A
4.00%, due 11/1/46	250,000	239,673
Series B
5.00%, due 11/1/36	1,000,000	1,124,543
Dallas Independent School District, Unlimited General Obligation
Insured: PSF-GTD
2.00%, due 2/15/42	1,500,000	981,335
Insured: PSF-GTD
5.00%, due 2/15/48	845,000	899,086
Del Valle Independent School District, Unlimited General Obligation
Insured: PSF-GTD
2.00%, due 6/15/39	2,000,000	1,392,973
Denton Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 8/15/37	4,000,000	4,173,474
Forney Independent School District, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/15/41	255,000	86,225
Harris County Municipal Utility District No. 423, Unlimited General Obligation
Series A, Insured: BAM
7.25%, due 4/1/26	300,000	319,207
Series A, Insured: BAM
7.25%, due 4/1/27	300,000	328,125
Harris County Municipal Utility District No. 489, Unlimited General Obligation
Series A, Insured: AGM
6.50%, due 9/1/29	1,000,000	1,107,599
	Principal Amount	Value

Texas (continued)
Harris County Toll Road, Revenue Bonds, Senior Lien
Series A
5.00%, due 8/15/43	$ 2,290,000	$ 2,378,236
Harris County Water Control & Improvement District No. 159, Unlimited General Obligation
Insured: BAM
6.375%, due 9/1/30	2,000,000	2,238,952
Headwaters Municipal Utility District of Hays County, Unlimited General Obligation
Series A, Insured: AGM
6.00%, due 8/15/29	3,885,000	4,230,455
Houston Higher Education Finance Corp., KIPP, Inc., Revenue Bonds
Series A, Insured: PSF-GTD
4.00%, due 2/15/39	1,000,000	946,514
Leander Independent School District, Unlimited General Obligation
Insured: PSF-GTD
(zero coupon), due 8/16/30	2,560,000	2,029,394
Lovejoy Independent School District, Unlimited General Obligation
Insured: PSF-GTD
2.00%, due 2/15/39	1,000,000	706,313
Matagorda County Navigation District No. 1, Central Power and Light Company Project, Revenue Bonds
Series A
2.60%, due 11/1/29	1,500,000	1,350,976
4.25%, due 5/1/30 (c)	1,000,000	996,395
Mesquite Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
4.00%, due 8/15/35	1,530,000	1,539,953
Series A, Insured: PSF-GTD
4.00%, due 8/15/37	1,655,000	1,665,766
Midland Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/26	2,500,000	2,572,461
Midlothian Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/43	3,460,000	3,555,504

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue Bonds
4.00%, due 8/15/29 (b)	$ 1,240,000	$ 1,204,236
New Hope Cultural Education Facilities Finance Corp., Outlook at Windhaven Forefront Living, Revenue Bonds
Series B-3
4.25%, due 10/1/26	1,100,000	1,090,271
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds
Series A-1
5.00%, due 12/1/49	250,000	222,883
North East Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/36	2,950,000	2,979,591
North Texas Tollway Authority, Revenue Bonds, First Tier
Series A
3.00%, due 1/1/38	1,000,000	874,735
Series A
5.25%, due 1/1/38	1,000,000	1,121,006
North Texas Tollway Authority, Revenue Bonds
Series B
5.00%, due 1/1/45	1,000,000	1,002,962
Northwest Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/40	325,000	355,623
Insured: PSF-GTD
5.00%, due 2/15/41	350,000	381,102
Pecos Barstow Toyah Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/37	1,000,000	1,053,355
Insured: PSF-GTD
5.00%, due 2/15/39	515,000	528,486
	Principal Amount	Value

Texas (continued)
Pecos Barstow Toyah Independent School District, Unlimited General Obligation (continued)
Insured: PSF-GTD
5.00%, due 2/15/40	$ 2,500,000	$ 2,561,536
Insured: PSF-GTD
5.00%, due 2/15/41	1,500,000	1,535,352
Sabine-Neches Navigation District, Waterway Project, Limited General Obligation
5.25%, due 2/15/39	1,500,000	1,630,386
State of Texas, College Student Loan, Unlimited General Obligation (c)
4.00%, due 8/1/30	5,000,000	4,967,582
4.00%, due 8/1/31	3,000,000	2,991,225
State of Texas, Mobility Fund, Unlimited General Obligation
Series B
5.00%, due 10/1/35	5,000,000	5,232,445
Series B
5.00%, due 10/1/36	5,000,000	5,074,567
State of Texas, Transportation Commission, Highway Improvement, Unlimited General Obligation
Series A
5.00%, due 4/1/37	750,000	770,217
Texas Department of Housing & Community Affairs, Revenue Bonds
Series A, Insured: GNMA
3.50%, due 7/1/52	620,000	603,259
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
4.38%, due 9/15/27	750,000	748,393
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply, Revenue Bonds
5.00%, due 12/15/27	1,315,000	1,351,903
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC, Revenue Bonds, Senior Lien
5.00%, due 12/31/45 (c)	1,000,000	1,001,397
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC, Revenue Bonds, Senior Lien (c)
5.50%, due 6/30/40	$ 2,400,000	$ 2,560,258
5.50%, due 6/30/41	1,500,000	1,596,529
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM
5.00%, due 5/1/32	1,000,000	1,081,346
Trinity River Authority, Tarrant County Water System, Revenue Bonds
5.00%, due 2/1/37	1,250,000	1,404,987
		118,074,756
U.S. Virgin Islands 0.3%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/26	860,000	884,213
Series A
5.00%, due 10/1/30	2,460,000	2,615,425
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C, Insured: AGM-CR
5.00%, due 10/1/30	100,000	100,988
		3,600,626
Utah 2.5%
Canyons School District, Unlimited General Obligation
Series A, Insured: School Bond Guaranty
1.50%, due 6/15/34	2,000,000	1,505,399
Central Utah Water Conservancy District, Revenue Bonds
Series B
4.00%, due 10/1/39	1,000,000	1,002,169
City of Salt Lake City, Airport, Revenue Bonds (c)
Series A
5.25%, due 7/1/40	1,065,000	1,160,331
Series A
5.25%, due 7/1/42	1,000,000	1,080,556
	Principal Amount	Value

Utah (continued)
City of Salt Lake City, Airport, Revenue Bonds (c) (continued)
Series A
5.25%, due 7/1/43	$ 1,000,000	$ 1,075,815
County of Utah, Intermountain Healthcare, Revenue Bonds
Series B
5.00%, due 5/15/46	1,390,000	1,409,564
Intermountain Power Agency, Revenue Bonds
Series A
5.00%, due 7/1/41	880,000	954,883
Series A
5.25%, due 7/1/43	1,850,000	2,046,168
Jordan School District, Unlimited General Obligation
Insured: School Bond Guaranty
2.25%, due 6/15/37	1,315,000	1,002,168
State of Utah, Build America Bonds, Unlimited General Obligation
Series B
3.539%, due 7/1/25	1,991,250	1,968,461
UIPA Crossroads Public Infrastructure District, Tax Allocation
4.125%, due 6/1/41 (b)	500,000	438,914
Utah Charter School Finance Authority, Mountain West Montessori Academy, Inc., Revenue Bonds
Series A
3.125%, due 6/15/29 (b)	1,085,000	991,766
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: BAM UT CSCE
4.00%, due 4/15/40	250,000	236,715
Utah Charter School Finance Authority, Summit Academy, Inc. Project, Revenue Bonds
Series A, Insured: UT CSCE
5.00%, due 4/15/29	185,000	196,528
Utah Housing Corp., Barcelona Properties LLC, Revenue Bonds
Insured: FHLMC
3.40%, due 7/1/30	2,900,000	2,726,999

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Housing Corp., Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
6.50%, due 1/1/54	$ 2,750,000	$ 3,016,143
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/31	500,000	488,103
4.00%, due 10/15/33	425,000	409,996
4.00%, due 10/15/33	500,000	482,348
4.00%, due 10/15/35	700,000	665,612
4.00%, due 10/15/36	1,000,000	937,194
4.00%, due 10/15/39	700,000	623,981
4.00%, due 10/15/42	475,000	404,760
Series A
5.00%, due 10/15/28	460,000	468,629
5.50%, due 10/15/33	1,000,000	1,084,168
		26,377,370
Virginia 1.7%
Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution, Revenue Bonds, First Tier
Insured: AGM
5.00%, due 7/1/41	1,000,000	1,019,681
Chesapeake Redevelopment & Housing Authority, ENV-Mill Creek LP, Revenue Bonds
Insured: FHA 221(D4)
5.00%, due 6/1/26 (a)	1,001,000	1,007,902
City of Harrisonburg, Unlimited General Obligation
Series A, Insured: State Aid Withholding
1.75%, due 7/15/35	3,000,000	2,284,164
City of Richmond, Public Utility, Revenue Bonds
Series A
5.00%, due 1/15/33	1,720,000	1,767,759
County of Fairfax, Unlimited General Obligation
Series A, Insured: State Aid Withholding
4.00%, due 10/1/28	1,040,000	1,049,798
	Principal Amount	Value

Virginia (continued)
Isle Wight County Industrial Development Authority, Riverside Healthcare Association Obligated Group, Revenue Bonds
Insured: AGM
5.25%, due 7/1/43	$ 950,000	$ 1,037,213
Insured: AGM
5.25%, due 7/1/48	1,500,000	1,613,277
James City County Economic Development Authority, Blaine Landing Phase II LP, Revenue Bonds
Insured: FHA 221(D4)
5.00%, due 2/1/26 (a)	1,000,000	1,002,818
Virginia Commonwealth Transportation Board, Revenue Bonds
4.00%, due 5/15/36	1,800,000	1,799,576
4.00%, due 5/15/39	1,300,000	1,299,693
Virginia Port Authority, Revenue Bonds
Series B
5.00%, due 7/1/41 (c)	500,000	502,434
Virginia Small Business Financing Authority, 95 Express Lanes LLC, Revenue Bonds, Senior Lien
5.00%, due 7/1/37 (c)	1,000,000	1,047,478
Williamsburg Economic Development Authority, William & Mary Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/42	1,000,000	968,296
Wise County Industrial Development Authority, Virginia Electric and Power Co. Project, Revenue Bonds
Series A
0.75%, due 10/1/40 (a)	1,500,000	1,403,062
		17,803,151
Washington 2.2%
County of King, Sewer, Revenue Bonds, Junior Lien
Series A
4.00%, due 1/1/40	655,000	648,361
County of King, Sewer, Revenue Bonds
Series A, Insured: AGM
5.00%, due 1/1/47	7,490,000	7,500,934
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Franklin County School District No. 1, Pasco, Unlimited General Obligation
Insured: School Bond Guaranty
5.50%, due 12/1/40	$ 2,000,000	$ 2,277,227
Port of Seattle, Revenue Bonds
Series A
5.00%, due 4/1/31	1,000,000	1,004,077
Port of Tacoma, Revenue Bonds
Series B
5.00%, due 12/1/43 (c)	925,000	929,576
Skagit County Public Hospital District No. 1, Revenue Bonds
5.50%, due 12/1/38	450,000	485,926
Snohomish County Public Utility District No. 1, Electric System, Revenue Bonds
5.00%, due 12/1/40	1,500,000	1,511,371
Snohomish County School District No. 6, Unlimited General Obligation
Insured: School Bond Guaranty
3.00%, due 12/1/37	1,000,000	872,684
State of Washington, Motor Vehicle Fuel Tax, Unlimited General Obligation
Series R-2021A
5.00%, due 6/1/38	1,000,000	1,085,123
State of Washington, Various Purpose, Unlimited General Obligation
Series D
5.00%, due 2/1/40	5,000,000	5,143,794
Series A
5.00%, due 8/1/42	655,000	695,410
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B, Insured: AGM-CR
4.00%, due 7/1/36	1,000,000	1,005,559
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds
Series B-2
2.125%, due 7/1/27 (b)	150,000	137,973
		23,298,015
	Principal Amount	Value

West Virginia 0.4%
West Virginia Economic Development Authority, Appalachian Power Co., Revenue Bonds
Series A
3.375%, due 3/1/40 (a)	$ 1,000,000	$ 986,160
West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 9/1/39	1,125,000	1,135,487
West Virginia Hospital Finance Authority, Vandalia Health, Inc., Revenue Bonds
Series B, Insured: AGM
5.125%, due 9/1/42	1,250,000	1,353,285
West Virginia Housing Development Fund, Revenue Bonds
Series A
3.65%, due 11/1/33	1,095,000	1,059,112
		4,534,044
Wisconsin 2.1%
Hudson School District, Unlimited General Obligation
2.25%, due 3/1/27	500,000	473,809
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
4.00%, due 4/1/32 (b)	1,255,000	1,233,236
5.875%, due 4/1/45	2,000,000	2,018,724
Public Finance Authority, WFCS Holdings LLC, Revenue Bonds
Series A-1
4.50%, due 1/1/35 (b)	2,330,000	2,204,934
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (b)
Series A
5.00%, due 10/1/25	555,000	556,778
Series A
5.00%, due 10/1/28	335,000	342,836
Series A
5.00%, due 10/1/34	250,000	256,058
Public Finance Authority, University of Kansas, Revenue Bonds
5.00%, due 3/1/41	3,400,000	3,444,352

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Milwaukee Science Education Consortium, Inc. (The), Revenue Bonds
Series A
4.50%, due 3/15/33	$ 400,000	$ 397,436
Wisconsin Health & Educational Facilities Authority, Milwaukee Regional Medical Center (The), Revenue Bonds
5.00%, due 4/1/37	1,150,000	1,196,784
Wisconsin Housing & Economic Development Authority, Revenue Bonds
Series A
3.00%, due 3/1/52	3,735,000	3,584,010
Wisconsin Housing & Economic Development Authority, Home Ownership, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
3.625%, due 3/1/34	1,500,000	1,464,684
Series A, Insured: GNMA / FNMA / FHLMC
6.00%, due 9/1/54	1,000,000	1,078,562
Wisconsin Housing & Economic Development Authority, New Hampton Apartment LLC, Revenue Bonds
Series A, Insured: HUD Sector 8
5.00%, due 12/1/27 (a)	3,500,000	3,567,282
		21,819,485
Wyoming 0.3%
Sweetwater County 2023 Specific Purpose Tax Joint Powers Board, Revenue Bonds
Insured: AGM-CR
5.00%, due 6/15/28	3,000,000	3,199,607
Total Long-Term Municipal Bonds (Cost $1,024,651,966)		1,031,737,510
	Principal Amount	Value
Short-Term Municipal Notes 2.9%
Arizona 0.2%
Arizona Industrial Development Authority, Phoenix Children's Hospital, Revenue Bonds
Series A
3.70%, due 2/1/48 (e)	$ 1,700,000	$ 1,700,000
California 1.7%
Eastern Municipal Water District, Revenue Bonds
Series A
3.60%, due 7/1/46 (e)	4,000,000	4,000,000
Los Angeles Department of Water & Power, Power System, Revenue Bonds
Series C-1
3.85%, due 7/1/57 (e)	4,250,000	4,250,000
Southern California Public Power Authority, Revenue Bonds
Series A
3.75%, due 7/1/35 (e)	10,000,000	10,000,000
		18,250,000
Connecticut 1.0%
Connecticut State Health & Educational Facilities Authority, Yale University, Revenue Bonds
Series A
3.50%, due 7/1/42 (e)	11,000,000	11,000,000
Total Short-Term Municipal Notes (Cost $30,950,000)		30,950,000
Total Municipal Bonds (Cost $1,055,601,966)		1,062,687,510

Long-Term Bonds 0.2%
Corporate Bond 0.2%
Healthcare-Services 0.2%
Dignity Health
3.812%, due 11/1/24	2,000,000	1,971,641
Total Long-Term Bonds (Cost $1,979,615)		1,971,641
Total Investments (Cost $1,057,581,581)	100.3%	1,064,659,151
Other Assets, Less Liabilities	(0.3)	(3,039,311)
Net Assets	100.0%	$ 1,061,619,840

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2024.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Interest on these securities was subject to alternative minimum tax .
(d)	Delayed delivery security.
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FGIC—Financial Guaranty Insurance Company
FHA—Federal Housing Administration
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
HUD—Housing and Urban Development
MTA—Metropolitan Transportation Authority
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
Q-SBLF—Qualified School Board Loan Fund
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program

The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,031,737,510	$ —	$ 1,031,737,510
Short-Term Municipal Notes	—	30,950,000	—	30,950,000
Total Municipal Bonds	—	1,062,687,510	—	1,062,687,510
Long-Term Bonds
Corporate Bond	—	1,971,641	—	1,971,641
Total Investments in Securities	$ —	$ 1,064,659,151	$ —	$ 1,064,659,151

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay Strategic Municipal Allocation Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,057,581,581)	$1,064,659,151
Cash	2,454,749
Receivables:
Interest	13,891,877
Fund shares sold	4,051,864
Other assets	171,694
Total assets	1,085,229,335
Liabilities
Payables:
Investment securities purchased	21,264,923
Fund shares redeemed	1,477,540
Manager (See Note 3)	344,030
Custodian	36,020
NYLIFE Distributors (See Note 3)	30,284
Professional fees	19,259
Transfer agent (See Note 3)	15,217
Accrued expenses	1,350
Distributions payable	420,872
Total liabilities	23,609,495
Net assets	$1,061,619,840
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 112,848
Additional paid-in-capital	1,064,452,247
1,064,565,095
Total distributable earnings (loss)	(2,945,255)
Net assets	$1,061,619,840
Class A
Net assets applicable to outstanding shares	$128,035,147
Shares of beneficial interest outstanding	13,590,950
Net asset value per share outstanding	$ 9.42
Maximum sales charge (3.00% of offering price)	0.29
Maximum offering price per share outstanding	$ 9.71
Investor Class
Net assets applicable to outstanding shares	$ 51,265
Shares of beneficial interest outstanding	5,449
Net asset value per share outstanding	$ 9.41
Maximum sales charge (2.50% of offering price)	0.24
Maximum offering price per share outstanding	$ 9.65
Class C
Net assets applicable to outstanding shares	$ 9,401,341
Shares of beneficial interest outstanding	999,723
Net asset value and offering price per share outstanding	$ 9.40
Class C2
Net assets applicable to outstanding shares	$ 1,392,542
Shares of beneficial interest outstanding	148,010
Net asset value and offering price per share outstanding	$ 9.41
Class I
Net assets applicable to outstanding shares	$922,712,434
Shares of beneficial interest outstanding	98,100,502
Net asset value and offering price per share outstanding	$ 9.41
Class R6
Net assets applicable to outstanding shares	$ 27,111
Shares of beneficial interest outstanding	2,883
Net asset value and offering price per share outstanding	$ 9.40

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$18,061,415
Expenses
Manager (See Note 3)	1,803,103
Transfer agent (See Note 3)	181,632
Distribution/Service—Class A (See Note 3)	130,639
Distribution/Service—Investor Class (See Note 3)	63
Distribution/Service—Class C (See Note 3)	20,730
Distribution/Service—Class C2 (See Note 3)	3,464
Registration	112,448
Professional fees	49,496
Custodian	39,189
Shareholder communication	9,416
Trustees	8,238
Miscellaneous	9,914
Total expenses	2,368,332
Net investment income (loss)	15,693,083
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(341,672)
Futures transactions	140,805
Net realized gain (loss)	(200,867)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	23,399,182
Futures contracts	(559,324)
Net change in unrealized appreciation (depreciation)	22,839,858
Net realized and unrealized gain (loss)	22,638,991
Net increase (decrease) in net assets resulting from operations	$38,332,074
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay Strategic Municipal Allocation Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited), the period May 1, 2023 through October 31, 2023 and year ended April 30, 2023
	Six months ended April 30, 2024	Period May 1, 2023 through October 31, 2023(a)	Year Ended April 30, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 15,693,083	$ 7,079,941	$ 6,053,695
Net realized gain (loss)	(200,867)	(269,271)	(5,874,563)
Net change in unrealized appreciation (depreciation)	22,839,858	(19,212,490)	8,033,830
Net increase (decrease) in net assets resulting from operations	38,332,074	(12,401,820)	8,212,962
Distributions to shareholders:
Class A	(1,840,069)	(859,391)	(630,063)
Investor Class	(882)	(898)	(3,510)
Class C	(134,603)	(63,520)	(50,794)
Class C2	(16,475)	(3,615)	(1,515)
Class I	(14,879,403)	(6,958,698)	(6,462,197)
Class R6	(514)	(495)	(842)
Total distributions to shareholders	(16,871,946)	(7,886,617)	(7,148,921)
Capital share transactions:
Net proceeds from sales of shares	627,861,959	282,223,468	434,866,901
Net asset value of shares issued to shareholders in reinvestment of distributions	14,959,526	7,686,850	7,136,822
Cost of shares redeemed	(154,986,622)	(74,377,473)	(183,989,524)
Increase (decrease) in net assets derived from capital share transactions	487,834,863	215,532,845	258,014,199
Net increase (decrease) in net assets	509,294,991	195,244,408	259,078,240
	Six months ended April 30, 2024	Period May 1, 2023 through October 31, 2023(a)	Year Ended April 30, 2023
Net Assets
Beginning of period	$ 552,324,849	$357,080,441	$ 98,002,201
End of period	$1,061,619,840	$552,324,849	$ 357,080,441

(a)	The Fund changed its fiscal year end from April 30 to October 31.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Financial Highlights selected per share data and ratios
	Six months ended April 30,	May 1, 2023 through October 31,	Year Ended April 30,			June 28, 2019^ through April 30,
Class A	2024 *	2023 #	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.06	$ 9.47	$ 9.50	$ 10.43	$ 9.65	$ 10.00
Net investment income (loss)	0.15(a)	0.15(a)	0.26(a)	0.12(a)	0.15(a)	0.14
Net realized and unrealized gain (loss)	0.38	(0.40)	(0.01)	(0.78)	0.82	(0.29)
Total from investment operations	0.53	(0.25)	0.25	(0.66)	0.97	(0.15)
Less distributions:
From net investment income	(0.17)	(0.16)	(0.26)	(0.17)	(0.19)	(0.14)
From net realized gain on investments	—	—	(0.02)	(0.10)	—	(0.06)
Total distributions	(0.17)	(0.16)	(0.28)	(0.27)	(0.19)	(0.20)
Net asset value at end of period	$ 9.42	$ 9.06	$ 9.47	$ 9.50	$ 10.43	$ 9.65
Total investment return (b)	5.81%	(2.63)%	2.73%	(6.54)%	10.02%	(1.44)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.26%††	3.09%††	2.78%	1.22%	1.47%	1.39%††
Net expenses	0.74%††	0.77%††	0.77%	0.77%	0.72%	0.77%††
Expenses (before waiver/reimbursement)	0.74%††	0.81%††	0.84%	0.97%	0.98%	1.12%††
Portfolio turnover rate (c)	24%	12%	81%	32%	66%	108%
Net assets at end of period (in 000's)	$ 128,035	$ 63,006	$ 43,203	$ 5,246	$ 454	$ 136

*	Unaudited.
#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay Strategic Municipal Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	May 1, 2023 through October 31, 2023#	Year Ended April 30,			June 28, 2019^ through April 30,
Investor Class	2024 *		2023	2022	2021	2020
Net asset value at beginning of period	$ 9.05	$ 9.46	$ 9.49	$ 10.41	$ 9.65	$ 10.00
Net investment income (loss)	0.15(a)	0.14(a)	0.21(a)	0.11(a)	0.13(a)	0.14
Net realized and unrealized gain (loss)	0.37	(0.39)	0.03	(0.79)	0.80	(0.29)
Total from investment operations	0.52	(0.25)	0.24	(0.68)	0.93	(0.15)
Less distributions:
From net investment income	(0.16)	(0.16)	(0.25)	(0.14)	(0.17)	(0.14)
From net realized gain on investments	—	—	(0.02)	(0.10)	—	(0.06)
Total distributions	(0.16)	(0.16)	(0.27)	(0.24)	(0.17)	(0.20)
Net asset value at end of period	$ 9.41	$ 9.05	$ 9.46	$ 9.49	$ 10.41	$ 9.65
Total investment return (b)	5.79%	(2.69)%	2.58%	(6.69)%	9.65%	(1.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24%††	2.98%††	2.23%	1.04%	1.23%	1.30%††
Net expenses	0.78%††	0.89%††	0.92%	0.97%	0.98%	0.79%††
Expenses (before waiver/reimbursement)	0.78%††	0.93%††	0.99%	1.17%	1.24%	1.14%††
Portfolio turnover rate (c)	24%	12%	81%	32%	66%	108%
Net assets at end of period (in 000's)	$ 51	$ 48	$ 100	$ 46	$ 33	$ 34

*	Unaudited.
#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Financial Highlights selected per share data and ratios
	Six months ended April 30,	May 1, 2023 through October 31,	Year Ended April 30,			June 28, 2019^ through April 30,
Class C	2024 *	2023 #	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.04	$ 9.45	$ 9.48	$ 10.42	$ 9.65	$ 10.00
Net investment income (loss)	0.14(a)	0.13(a)	0.22(a)	0.08(a)	0.10(a)	0.12
Net realized and unrealized gain (loss)	0.37	(0.39)	(0.01)	(0.80)	0.81	(0.29)
Total from investment operations	0.51	(0.26)	0.21	(0.72)	0.91	(0.17)
Less distributions:
From net investment income	(0.15)	(0.15)	(0.22)	(0.12)	(0.14)	(0.12)
From net realized gain on investments	—	—	(0.02)	(0.10)	—	(0.06)
Total distributions	(0.15)	(0.15)	(0.24)	(0.22)	(0.14)	(0.18)
Net asset value at end of period	$ 9.40	$ 9.04	$ 9.45	$ 9.48	$ 10.42	$ 9.65
Total investment return (b)	5.67%	(2.82)%	2.31%	(7.12)%	9.49%	(1.76)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.98%††	2.74%††	2.34%	0.76%	0.97%	1.11%††
Net expenses	1.03%††	1.13%††	1.18%	1.22%	1.23%	1.03%††
Expenses (before waiver/reimbursement)	1.03%††	1.17%††	1.25%	1.42%	1.49%	1.38%††
Portfolio turnover rate (c)	24%	12%	81%	32%	66%	108%
Net assets at end of period (in 000's)	$ 9,401	$ 5,072	$ 3,291	$ 558	$ 113	$ 79

*	Unaudited.
#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay Strategic Municipal Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	May 1 2023 through October 31,	December 13, 2022^ through April 30, 2023
Class C2	2024 *	2023 #
Net asset value at beginning of period	$ 9.04	$ 9.45	$ 9.43**
Net investment income (loss) (a)	0.13	0.12	0.09
Net realized and unrealized gain (loss)	0.39	(0.39)	0.03
Total from investment operations	0.52	(0.27)	0.12
Less distributions:
From net investment income	(0.15)	(0.14)	(0.10)
Net asset value at end of period	$ 9.41	$ 9.04	$ 9.45
Total investment return (b)	5.70%	(2.89)%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	2.83%	2.59%	2.49%
Net expenses††	1.18%	1.28%	1.34%
Expenses (before waiver/reimbursement)††	1.18%	1.32%	1.41%
Portfolio turnover rate (c)	24%	12%	81%
Net assets at end of period (in 000's)	$ 1,393	$ 301	$ 214

*	Unaudited.
**	Based on the net asset value of Class C as of December 13, 2022.
#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Financial Highlights selected per share data and ratios
	Six months ended April 30,	May 1, 2023 through October 31,	Year Ended April 30,			June 28, 2019^ through April 30,
Class I	2024 *	2023 #	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.04	$ 9.45	$ 9.48	$ 10.42	$ 9.65	$ 10.00
Net investment income (loss)	0.17(a)	0.16(a)	0.27(a)	0.15(a)	0.18(a)	0.16
Net realized and unrealized gain (loss)	0.38	(0.39)	0.00‡	(0.80)	0.81	(0.29)
Total from investment operations	0.55	(0.23)	0.27	(0.65)	0.99	(0.13)
Less distributions:
From net investment income	(0.18)	(0.18)	(0.28)	(0.19)	(0.22)	(0.16)
From net realized gain on investments	—	—	(0.02)	(0.10)	—	(0.06)
Total distributions	(0.18)	(0.18)	(0.30)	(0.29)	(0.22)	(0.22)
Net asset value at end of period	$ 9.41	$ 9.04	$ 9.45	$ 9.48	$ 10.42	$ 9.65
Total investment return (b)	6.06%	(2.52)%	2.99%	(6.43)%	10.28%	(1.35)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52%††	3.34%††	2.90%	1.49%	1.72%	1.57%††
Net expenses	0.49%††	0.52%††	0.52%	0.51%	0.50%	0.53%††
Expenses (before waiver/reimbursement)	0.49%††	0.56%††	0.59%	0.71%	0.76%	0.88%††
Portfolio turnover rate (c)	24%	12%	81%	32%	66%	108%
Net assets at end of period (in 000's)	$ 922,712	$ 483,873	$ 310,246	$ 92,126	$ 61,183	$ 51,059

*	Unaudited.
#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay Strategic Municipal Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	May 1, 2023 through October 31,	Year Ended April 30,			June 28, 2019^ through April 30,
Class R6	2024 *	2023 #	2023	2022	2021	2020
Net asset value at beginning of period	$ 9.04	$ 9.45	$ 9.48	$ 10.42	$ 9.65	$ 10.00
Net investment income (loss)	0.17(a)	0.16(a)	0.26(a)	0.16(a)	0.18(a)	0.17
Net realized and unrealized gain (loss)	0.37	(0.39)	0.02	(0.80)	0.81	(0.29)
Total from investment operations	0.54	(0.23)	0.28	(0.64)	0.99	(0.12)
Less distributions:
From net investment income	(0.18)	(0.18)	(0.29)	(0.20)	(0.22)	(0.17)
From net realized gain on investments	—	—	(0.02)	(0.10)	—	(0.06)
Total distributions	(0.18)	(0.18)	(0.31)	(0.30)	(0.22)	(0.23)
Net asset value at end of period	$ 9.40	$ 9.04	$ 9.45	$ 9.48	$ 10.42	$ 9.65
Total investment return (b)	5.97%	(2.50)%	3.01%	(6.41)%	10.28%	(1.32)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.57%††	3.38%††	2.75%	1.51%	1.72%	1.60%††
Net expenses	0.45%††	0.50%††	0.50%	0.50%	0.50%	0.50%††
Expenses (before waiver/reimbursement)	0.45%††	0.51%††	0.55%	0.70%	0.77%	0.86%††
Portfolio turnover rate (c)	24%	12%	81%	32%	66%	108%
Net assets at end of period (in 000's)	$ 27	$ 26	$ 26	$ 25	$ 27	$ 25

*	Unaudited.
#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Strategic Municipal Allocation Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 28, 2019
Investor Class	June 28, 2019
Class C	June 28, 2019
Class C2	December 13, 2022
Class I	June 28, 2019
Class R6	June 28, 2019
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Effective at the close of business on May 1, 2023, the Fund changed its fiscal and tax year end from April 30 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.

50	MainStay MacKay Strategic Municipal Allocation Fund

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are
51

Notes to Financial Statements (Unaudited) (continued)
marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures

52	MainStay MacKay Strategic Municipal Allocation Fund

contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to current economic challenges. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Following the outbreak of COVID-19, the federal government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023, Puerto Rico Electric Power Authority ("PREPA") has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full prepetition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that
53

Notes to Financial Statements (Unaudited) (continued)
provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is unconfirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled.
Bankruptcy plan confirmation hearings were held in March of 2024 though at the end of May 2024 Judge Swain has not yet ruled on the confirmability of the plan.  Furthermore, as of the end of May 2024, the First Circuit has yet to rule on the appeal of the lien and recourse challenges brought by objecting creditors.  It is unclear what impact if any the 1st Circuit rulings will have on plan confirmation and/or whether any appellate rulings will occur prior to the approval of any plan confirmation by Judge Swain.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2024, the Fund's total Puerto Rico investments is 1.7% of total investments, with none of that amount insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
The effect of derivative instruments on the Statement of Operations for the period May 1, 2023 to April 30, 2024:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$140,805	$140,805
Total Net Realized Gain (Loss)	$140,805	$140,805

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(559,324)	$(559,324)
Total Net Change in Unrealized Appreciation (Depreciation)	$(559,324)	$(559,324)

Average Notional Amount	Total
Futures Contracts Short (a)	$(10,216,406)

(a)	Position was open one month during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of

54	MainStay MacKay Strategic Municipal Allocation Fund

portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.77% and Class R6, 0.50%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class, Class C, Class C2 and Class I shares. This agreement will remain in effect until February 28, 2027, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $1,803,103 and paid the Subadvisor fees in the amount of $901,551.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $2,774 and $4, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2024, of $189 and $533, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2025, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 20,509	$—
Investor Class	20	—
Class C	3,225	—
Class C2	430	—
Class I	157,448	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
55

Notes to Financial Statements (Unaudited) (continued)
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$26,730	0.0%‡
Investor Class	26,513	51.7
Class C	26,168	0.3
Class C2	25,924	1.9
Class R6	27,013	99.6

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,058,988,976	$11,856,007	$(6,185,832)	$5,670,175
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $6,693,429, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,401	$2,293
During the period from May 1, 2023 through October 31, 2023(a) and the year ended April 30, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023
Distributions paid from:
Ordinary Income	$ 346,234	$ 288,952
Long-Term Capital Gains	—	365,818
Exempt Interest Dividends	7,540,383	6,494,151
Total	$7,886,617	$7,148,921

(a)	The Fund changed its fiscal year end from April 30 to October 31.
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $727,969 and $209,597, respectively.

56	MainStay MacKay Strategic Municipal Allocation Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024, the period May 1, 2023 through October 31, 2023, and year ended April 30, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	8,631,616	$ 81,983,668
Shares issued to shareholders in reinvestment of distributions	165,748	1,577,162
Shares redeemed	(2,165,971)	(20,543,356)
Net increase (decrease) in shares outstanding before conversion	6,631,393	63,017,474
Shares converted into Class A (See Note 1)	2,831	26,809
Net increase (decrease)	6,634,224	$ 63,044,283
Period ended October 31, 2023:(a)
Shares sold	3,689,232	$ 34,256,161
Shares issued to shareholders in reinvestment of distributions	91,415	850,727
Shares redeemed	(1,386,764)	(12,997,772)
Net increase (decrease)	2,393,883	$ 22,109,116
Year ended April 30, 2023:
Shares sold	4,521,934	$ 42,589,581
Shares issued to shareholders in reinvestment of distributions	66,760	629,178
Shares redeemed	(595,824)	(5,610,827)
Net increase (decrease) in shares outstanding before conversion	3,992,870	37,607,932
Shares converted into Class A (See Note 1)	17,915	166,839
Net increase (decrease)	4,010,785	$ 37,774,771

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	176	$ 1,658
Shares issued to shareholders in reinvestment of distributions	93	882
Shares redeemed	(109)	(1,017)
Net increase (decrease)	160	$ 1,523
Period ended October 31, 2023:(a)
Shares sold	344	$ 3,218
Shares issued to shareholders in reinvestment of distributions	87	807
Shares redeemed	(5,663)	(53,311)
Net increase (decrease)	(5,232)	$ (49,286)
Year ended April 30, 2023:
Shares sold	51,856	$ 492,143
Shares issued to shareholders in reinvestment of distributions	345	3,235
Shares redeemed	(28,623)	(267,552)
Net increase (decrease) in shares outstanding before conversion	23,578	227,826
Shares converted from Investor Class (See Note 1)	(17,939)	(166,839)
Net increase (decrease)	5,639	$ 60,987

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	571,380	$ 5,390,723
Shares issued to shareholders in reinvestment of distributions	11,879	112,816
Shares redeemed	(141,692)	(1,343,239)
Net increase (decrease) in shares outstanding before conversion	441,567	4,160,300
Shares converted from Class C (See Note 1)	(2,834)	(26,809)
Net increase (decrease)	438,733	$ 4,133,491
Period ended October 31, 2023:(a)
Shares sold	265,102	$ 2,454,140
Shares issued to shareholders in reinvestment of distributions	6,802	63,153
Shares redeemed	(59,165)	(548,284)
Net increase (decrease)	212,739	$ 1,969,009
Year ended April 30, 2023:
Shares sold	330,090	$ 3,098,482
Shares issued to shareholders in reinvestment of distributions	5,401	50,790
Shares redeemed	(46,116)	(431,464)
Net increase (decrease)	289,375	$ 2,717,808

57

Notes to Financial Statements (Unaudited) (continued)
Class C2	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	113,958	$ 1,080,448
Shares issued to shareholders in reinvestment of distributions	1,733	16,475
Shares redeemed	(949)	(9,018)
Net increase (decrease)	114,742	$ 1,087,905
Period ended October 31, 2023:(a)
Shares sold	10,564	$ 97,131
Shares issued to shareholders in reinvestment of distributions	389	3,615
Shares redeemed	(342)	(3,176)
Net increase (decrease)	10,611	$ 97,570
Year ended April 30, 2023:(b)
Shares sold	22,951	$ 215,964
Shares issued to shareholders in reinvestment of distributions	160	1,515
Shares redeemed	(454)	(4,320)
Net increase (decrease)	22,657	$ 213,159

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	57,329,088	$ 539,405,462
Shares issued to shareholders in reinvestment of distributions	1,394,719	13,251,677
Shares redeemed	(14,131,289)	(133,089,992)
Net increase (decrease)	44,592,518	$ 419,567,147
Period ended October 31, 2023:(a)
Shares sold	26,515,142	$ 245,412,818
Shares issued to shareholders in reinvestment of distributions	728,403	6,768,053
Shares redeemed	(6,555,020)	(60,774,930)
Net increase (decrease)	20,688,525	$ 191,405,941
Year ended April 30, 2023:
Shares sold	41,397,550	$ 388,470,731
Shares issued to shareholders in reinvestment of distributions	686,149	6,451,262
Shares redeemed	(18,977,575)	(177,675,361)
Net increase (decrease)	23,106,124	$ 217,246,632

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares issued to shareholders in reinvestment of distributions	54	$ 514
Net increase (decrease)	54	$ 514
Period ended October 31, 2023:(a)
Shares issued to shareholders in reinvestment of distributions	54	$ 495
Net increase (decrease)	54	$ 495
Year ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	89	$ 842
Net increase (decrease)	89	$ 842

(a)	The Fund changed its fiscal year end from April 30 to October 31.
(b)	The inception of the class was December 13, 2022.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:
At a meeting held on March 4, 2024, the Board approved the creation and offering of a new share class, Class Z, for the Fund. Class Z shares went effective on May 28, 2024, but are currently closed to all investors. Class Z shares are scheduled to open on or about July 19, 2024, to accept shareholders transitioning into the Fund as part of the following proposed merger with Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Fund.

58	MainStay MacKay Strategic Municipal Allocation Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Strategic Municipal Allocation Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”)  with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2023 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2023 through December 2023, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2023 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

59

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 6–7, 2023 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs that may relate to the Fund.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other

60	MainStay MacKay Strategic Municipal Allocation Fund

items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of MacKay and the members of the Board’s Investment Committee, which generally occur on an annual basis.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay, and profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
61

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2023 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken that are intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during certain years.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

62	MainStay MacKay Strategic Municipal Allocation Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
63

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
64	MainStay MacKay Strategic Municipal Allocation Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
5022210 MS081-24	MSMSMA10-06/24
(NYLIM) NL466

MainStay PineStone U.S. Equity Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 5.50% Initial Sales Charge	With sales charges	9/30/2019	6.01%	12.54%	14.32%	0.95%
		Excluding sales charges		12.18	12.54	14.32	0.95
Class C Shares	Maximum 1.00% CDSC	With sales charges	8/28/2023	10.72	N/A	5.70	1.87
	if Redeemed Within One Year of Purchase	Excluding sales charges		11.72	N/A	6.70	1.87
Class I Shares[4]			9/30/2019	12.40	12.83	14.60	0.70
Class P Shares			8/28/2023	12.36	N/A	7.52	0.62
Class R6 Shares			8/28/2023	12.36	N/A	7.46	0.62

1.	Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Performance figures for Class A shares and Class I shares reflect the historical performance of the then-existing Investor Class shares and Institutional Class shares, respectively, of the Fiera Capital U.S. Equity Long-Term Quality Fund (the "Predecessor Fund"), which was subject to a different fee structure for periods prior to August 28, 2023. The Fund commenced operations on August 28, 2023.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Since Inception
Russell 3000® Index[2]	21.09%	22.30%	13.32%
S&P 500® Index[3]	20.98	22.66	13.99
Morningstar Large Blend Category Average[4]	19.86	20.31	11.80

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the S&P 500® Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The S&P 500® Index, which represents a broad measure of market performance, is generally representative of the market sectors or types of investments in which the Fund invests. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay PineStone U.S. Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay PineStone U.S. Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,121.80	$4.64	$1,020.49	$4.42	0.88%
Class C Shares	$1,000.00	$1,117.20	$9.42	$1,015.96	$8.97	1.79%
Class I Shares	$1,000.00	$1,124.00	$3.38	$1,021.68	$3.22	0.64%
Class P Shares	$1,000.00	$1,123.60	$3.17	$1,021.88	$3.02	0.60%
Class R6 Shares	$1,000.00	$1,123.60	$3.22	$1,021.83	$3.07	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2024 (Unaudited)
Software	15.0%
Specialty Retail	14.4
Capital Markets	14.2
Interactive Media & Services	8.2
Chemicals	7.8
Machinery	7.5
Financial Services	5.4
Health Care Providers & Services	5.3
Beverages	4.0
Pharmaceuticals	3.0
Semiconductors & Semiconductor Equipment	2.9
Building Products	2.8%
Life Sciences Tools & Services	2.5
Health Care Equipment & Supplies	2.2
Textiles, Apparel & Luxury Goods	1.9
Household Products	1.8
Personal Care Products	0.7
Short–Term Investment	0.3
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc., Class A
3.	AutoZone, Inc.
4.	Moody's Corp.
5.	Mastercard, Inc., Class A
6.	UnitedHealth Group, Inc.
7.	Linde plc
8.	PepsiCo, Inc.
9.	Lowe's Cos., Inc.
10.	Sherwin-Williams Co. (The)

8	MainStay PineStone U.S. Equity Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 99.6%
Beverages 4.0%
PepsiCo, Inc.	85,009	$ 14,953,933
Building Products 2.8%
Carrier Global Corp.	169,334	10,412,348
Capital Markets 14.2%
CME Group, Inc.	59,570	12,488,255
FactSet Research Systems, Inc.	21,297	8,878,506
Moody's Corp.	59,967	22,207,579
MSCI, Inc.	20,134	9,378,216
		52,952,556
Chemicals 7.8%
Linde plc	35,388	15,604,692
Sherwin-Williams Co. (The)	44,742	13,405,151
		29,009,843
Financial Services 5.4%
Mastercard, Inc., Class A	44,806	20,216,467
Health Care Equipment & Supplies 2.2%
Becton Dickinson & Co.	35,796	8,397,742
Health Care Providers & Services 5.3%
UnitedHealth Group, Inc.	41,133	19,896,032
Household Products 1.8%
Colgate-Palmolive Co.	74,953	6,889,680
Interactive Media & Services 8.2%
Alphabet, Inc., Class A (a)	189,019	30,768,513
Life Sciences Tools & Services 2.5%
Mettler-Toledo International, Inc. (a)	7,530	9,259,641
Machinery 7.5%
Graco, Inc.	119,502	9,584,060
Middleby Corp. (The) (a)	57,523	7,993,971
Otis Worldwide Corp.	113,658	10,365,610
		27,943,641
Personal Care Products 0.7%
Kenvue, Inc.	139,614	2,627,536
	Shares	Value

Pharmaceuticals 3.0%
Johnson & Johnson	78,377	$ 11,332,530
Semiconductors & Semiconductor Equipment 2.9%
Analog Devices, Inc.	53,528	10,738,252
Software 15.0%
Adobe, Inc. (a)	19,714	9,124,231
Microsoft Corp.	88,777	34,563,549
Oracle Corp.	109,043	12,403,641
		56,091,421
Specialty Retail 14.4%
AutoZone, Inc. (a)	8,701	25,723,637
Lowe's Cos., Inc.	64,967	14,811,826
TJX Cos., Inc. (The)	142,411	13,399,451
		53,934,914
Textiles, Apparel & Luxury Goods 1.9%
NIKE, Inc., Class B	76,736	7,079,663
Total Common Stocks (Cost $322,482,733)		372,504,712
Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 5.242% (b)	1,055,150	1,055,150
Total Short-Term Investment (Cost $1,055,150)		1,055,150
Total Investments (Cost $323,537,883)	99.9%	373,559,862
Other Assets, Less Liabilities	0.1	366,316
Net Assets	100.0%	$ 373,926,178

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Current yield as of April 30, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 881	$ 160,722	$ (160,548)	$ —	$ —	$ 1,055	$ 94	$ —	1,055
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 372,504,712	$ —	$ —	$ 372,504,712
Short-Term Investment
Affiliated Investment Company	1,055,150	—	—	1,055,150
Total Investments in Securities	$ 373,559,862	$ —	$ —	$ 373,559,862

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay PineStone U.S. Equity Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $322,482,733)	$372,504,712
Investment in affiliated investment companies, at value (identified cost $1,055,150)	1,055,150
Receivables:
Fund shares sold	340,770
Dividends	174,303
Other assets	71,292
Total assets	374,146,227
Liabilities
Due to custodian	2,996
Payables:
Manager (See Note 3)	173,781
Transfer agent (See Note 3)	29,836
Custodian	6,872
Shareholder communication	2,934
Professional fees	1,079
NYLIFE Distributors (See Note 3)	542
Fund shares redeemed	415
Accrued expenses	1,594
Total liabilities	220,049
Net assets	$373,926,178
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 21,447
Additional paid-in-capital	321,877,490
321,898,937
Total distributable earnings (loss)	52,027,241
Net assets	$373,926,178
Class A
Net assets applicable to outstanding shares	$ 2,430,014
Shares of beneficial interest outstanding	139,781
Net asset value per share outstanding	$ 17.38
Maximum sales charge (5.50% of offering price)	1.01
Maximum offering price per share outstanding	$ 18.39
Class C
Net assets applicable to outstanding shares	$ 53,898
Shares of beneficial interest outstanding	3,115
Net asset value and offering price per share outstanding	$ 17.30
Class I
Net assets applicable to outstanding shares	$125,832,989
Shares of beneficial interest outstanding	7,215,822
Net asset value and offering price per share outstanding	$ 17.44
Class P
Net assets applicable to outstanding shares	$ 26,885
Shares of beneficial interest outstanding	1,542
Net asset value and offering price per share outstanding	$ 17.44
Class R6
Net assets applicable to outstanding shares	$245,582,392
Shares of beneficial interest outstanding	14,086,821
Net asset value and offering price per share outstanding	$ 17.43

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statements of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 2,086,453
Dividends-affiliated	94,348
Securities lending, net	21
Total income	2,180,822
Expenses
Manager (See Note 3)	934,595
Registration	38,818
Professional fees	26,369
Transfer agent (See Note 3)	23,010
Custodian	10,009
Trustees	7,579
Shareholder communication	3,245
Distribution/Service—Class A (See Note 3)	2,270
Distribution/Service—Class C (See Note 3)	245
Miscellaneous	8,398
Total expenses	1,054,538
Net investment income (loss)	1,126,284
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	1,772,588
Net change in unrealized appreciation (depreciation) on unaffiliated investments	26,313,892
Net realized and unrealized gain (loss)	28,086,480
Net increase (decrease) in net assets resulting from operations	$29,212,764
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay PineStone U.S. Equity Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited), the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023
	Six months ended April 30, 2024	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,126,284	$ 233,954	$ 444,909
Net realized gain (loss)	1,772,588	387,691	(109,569)
Net change in unrealized appreciation (depreciation)	26,313,892	(3,481,940)	(1,944,603)
Net increase (decrease) in net assets resulting from operations	29,212,764	(2,860,295)	(1,609,263)
Distributions to shareholders:
Class A	(4,062)	—	(508)
Class C	(82)	—	—
Class I	(366,891)	—	(3,144,318)
Class P	(96)	—	—
Class R6	(627,056)	—	—
Total distributions to shareholders	(998,187)	—	(3,144,826)
Capital share transactions:
Net proceeds from sales of shares	159,870,333	118,532,733	4,978,500
Net asset value of shares issued to shareholders in reinvestment of distributions	902,352	—	1,975,733
Cost of shares redeemed	(18,259,568)	(1,742,748)	(10,015,209)
Increase (decrease) in net assets derived from capital share transactions	142,513,117	116,789,985	(3,060,976)
Net increase (decrease) in net assets	170,727,694	113,929,690	(7,815,065)
Net Assets
Beginning of period	203,198,484	89,268,794	97,083,859
End of period	$373,926,178	$203,198,484	$ 89,268,794

(a)	The Fund changed its fiscal year end from March 31 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Financial Highlights selected per share data and ratios
	Six months ended April 30,	April 1, 2023 through October 31,	Year Ended March 31,			September 30, 2019^ through March 31,
Class A	2024 *	2023 #(a)	2023	2022	2021	2020
Net asset value at beginning of period	$ 15.54	$ 15.16	$ 15.92	$ 13.93	$ 9.28	$ 10.00
Net investment income (loss) (b)	0.03	(0.01)	0.04	0.02	0.03	0.03
Net realized and unrealized gain (loss)	1.86	0.39	(0.31)	2.12	4.78	(0.72)
Total from investment operations	1.89	0.38	(0.27)	2.14	4.81	(0.69)
Less distributions:
From net investment income	(0.04)	—	(0.03)	(0.02)	(0.03)	(0.03)
From net realized gain on investments	(0.01)	—	(0.46)	(0.13)	(0.13)	(0.00)‡
Total distributions	(0.05)	—	(0.49)	(0.15)	(0.16)	(0.03)
Net asset value at end of period	$ 17.38	$ 15.54	$ 15.16	$ 15.92	$ 13.93	$ 9.28
Total investment return	12.18%(c)	2.51%(c)	(1.45)% (d)(e)	15.20% (d)(e)	52.04% (d)(e)	(6.96)% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%††	(0.12)%††	0.27% (f)(g)	0.09% (f)(g)	0.24% (f)(g)	0.48% (f)(g)
Net expenses	0.88%††(h)	0.97%††(h)	1.00% (f)(g)	1.00% (f)(g)	1.00% (f)(g)	1.00% (f)(g)
Expenses (before waiver/reimbursement)	0.88%††(h)	0.99%††(h)	1.21%(g)	1.13%(g)	1.29%(g)	1.73%(g)
Portfolio turnover rate	3%	2%	6%(e)	10%(e)	8%(e)	6%(e)
Net assets at end of period (in 000's)	$ 2,430	$ 769	$ 17	$ 16	$ 14	$ 9

*	Unaudited.
#	The Fund changed its fiscal year end from March 31 to October 31.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay PineStone U.S. Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	August 28, 2023^ through October 31,
Class C	2024 *	2023
Net asset value at beginning of period	$ 15.51	$ 16.32
Net investment income (loss) (a)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	1.85	(0.79)
Total from investment operations	1.81	(0.81)
Less distributions:
From net investment income	(0.01)	—
From net realized gain on investments	(0.01)	—
Total distributions	(0.02)	—
Net asset value at end of period	$ 17.30	$ 15.51
Total investment return (b)	11.72%	(4.96)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.49)%	(0.75)%
Net expenses††(d)	1.79%	1.89%
Expenses (before waiver/reimbursement)††(d)	1.79%	1.91%
Portfolio turnover rate	3%	2%
Net assets at end of period (in 000’s)	$ 54	$ 24

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30,	April 1, 2023 through October 31,	Year Ended March 31,			September 30, 2019^ through March 31,
Class I	2024 *	2023 #(a)	2023	2022	2021	2020
Net asset value at beginning of period	$ 15.57	$ 15.17	$ 15.94	$ 13.95	$ 9.28	$ 10.00
Net investment income (loss) (b)	0.06	0.04	0.07	0.05	0.06	0.04
Net realized and unrealized gain (loss)	1.86	0.36	(0.31)	2.13	4.79	(0.73)
Total from investment operations	1.92	0.40	(0.24)	2.18	4.85	(0.69)
Less distributions:
From net investment income	(0.04)	—	(0.07)	(0.06)	(0.05)	(0.03)
From net realized gain on investments	(0.01)	—	(0.46)	(0.13)	(0.13)	(0.00)‡
Total distributions	(0.05)	—	(0.53)	(0.19)	(0.18)	(0.03)
Net asset value at end of period	$ 17.44	$ 15.57	$ 15.17	$ 15.94	$ 13.95	$ 9.28
Total investment return	12.40%(c)	2.64%(c)	(1.26)% (d)(e)	15.49% (d)(e)	52.48% (d)(e)	(6.91)% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%††	0.40%††	0.51% (f)(g)	0.33% (f)(g)	0.48% (f)(g)	0.73% (f)(g)
Net expenses	0.64%††(h)	0.75%††(h)	0.75% (f)(g)	0.75% (f)(g)	0.75% (f)(g)	0.75% (f)(g)
Expenses (before waiver/reimbursement)	0.64%††(h)	0.86%††(h)	0.96%(g)	0.88%(g)	1.04%(g)	1.48%(g)
Portfolio turnover rate	3%	2%	6%(e)	10%(e)	8%(e)	6%(e)
Net assets at end of period (in 000's)	$ 125,833	$ 96,988	$ 89,251	$ 97,068	$ 81,645	$ 43,299

*	Unaudited.
#	The Fund changed its fiscal year end from March 31 to October 31.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay PineStone U.S. Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	August 28, 2023^ through October 31,
Class P	2024 *	2023
Net asset value at beginning of period	$ 15.58	$ 16.35
Net investment income (loss) (a)	0.06	0.01
Net realized and unrealized gain (loss)	1.86	(0.78)
Total from investment operations	1.92	(0.77)
Less distributions:
From net investment income	(0.05)	—
From net realized gain on investments	(0.01)	—
Total distributions	(0.06)	—
Net asset value at end of period	$ 17.44	$ 15.58
Total investment return (b)	12.36%	(4.71)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.72%	0.48%
Net expenses††(d)	0.60%	0.66%
Portfolio turnover rate	3%	2%
Net assets at end of period (in 000’s)	$ 27	$ 24

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30,	August 28, 2023^ through October 31,
Class R6	2024 *	2023
Net asset value at beginning of period	$ 15.57	$ 16.35
Net investment income (loss) (a)	0.06	0.00‡
Net realized and unrealized gain (loss)	1.86	(0.78)
Total from investment operations	1.92	(0.78)
Less distributions:
From net investment income	(0.05)	—
From net realized gain on investments	(0.01)	—
Total distributions	(0.06)	—
Net asset value at end of period	$ 17.43	$ 15.57
Total investment return (b)	12.36%	(4.77)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.66%	0.10%
Net expenses††(d)	0.61%	0.63%
Portfolio turnover rate	3%	2%
Net assets at end of period (in 000’s)	$ 245,582	$ 105,394

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay PineStone U.S. Equity Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay PineStone U.S. Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Fund is successor to the Fiera Capital U.S. Equity Long-Term Quality Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Fiera Capital, Inc. served as the investment advisor. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on August 28, 2023. Upon completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the corresponding shares of the Predecessor Fund. All information provided for periods prior to August 28, 2023, refers to the Predecessor Fund.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 30, 2019
Class C	August 28, 2023
Class I	September 30, 2019
Class P	August 28, 2023
Class R6	August 28, 2023
Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A shares at the end of the calendar quarter eight years after the date they were purchased. Class P shares are generally only available to investors that have a relationship with PineStone Asset Management Inc. and are invested directly with the Fund. An investment minimum of $5,000,000 for Class P shares applies and no subsequent investment minimum.  Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A shares. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.

19

Notes to Financial Statements (Unaudited) (continued)
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each

20	MainStay PineStone U.S. Equity Fund

security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least annually and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against
21

Notes to Financial Statements (Unaudited) (continued)
counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(H) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. PineStone Asset Management Inc. (“PineStone” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and PineStone, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.55% of the Fund's average daily net assets. During the six-month period ended April 30, 2024, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.55%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.99%; Class C, 1.89%; Class I, 0.74%; Class R6, 0.73% and Class P, 0.74%. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $934,595 and paid the Subadvisor fees in the amount of $467,297.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

22	MainStay PineStone U.S. Equity Fund

Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the six-month period ended April 30, 2024, of $250.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 230	$—
Class C	45	—
Class I	18,331	—
Class R6	4,404	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.
This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$26,542	1.1%
Class C	26,668	49.5
Class P	26,885	100.0
Class R6	26,870	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$318,222,891	$58,795,710	$(3,458,739)	$55,336,971
During the period from April 1, 2023 through October 31, 2023 and the years ended March 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023
Distributions paid from:
Ordinary Income	$—	$ 410,307
Long-Term Capital Gains	—	2,734,519
Total	$—	$3,144,826

(a)	The Fund changed its fiscal year end from March 31 to October 31.
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with
23

Notes to Financial Statements (Unaudited) (continued)
an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $152,584 and $10,671, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024, the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	92,097	$ 1,568,687
Shares issued to shareholders in reinvestment of distributions	242	4,062
Shares redeemed	(2,071)	(36,216)
Net increase (decrease)	90,268	$ 1,536,533
Period ended October 31, 2023:(a)(b)
Shares sold	48,365	$ 774,250
Net increase (decrease)	48,365	$ 774,250
Year ended March 31, 2023:
Shares sold	88	$ 1,300
Shares issued to shareholders in reinvestment of distributions	36	507
Net increase (decrease)	124	$ 1,807

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	3,061	$ 51,900
Shares issued to shareholders in reinvestment of distributions	5	82
Shares redeemed	(1,490)	(25,250)
Net increase (decrease)	1,576	$ 26,732
Period ended October 31, 2023:(c)
Shares sold	1,539	$ 25,000
Net increase (decrease)	1,539	$ 25,000

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,399,629	$ 24,524,742
Shares issued to shareholders in reinvestment of distributions	16,100	271,130
Shares redeemed	(427,804)	(7,541,055)
Net increase (decrease)	987,925	$ 17,254,817
Period ended October 31, 2023:(b)(d)
Shares sold	456,905	$ 7,342,486
Shares redeemed	(111,675)	(1,742,748)
Net increase (decrease)	345,230	$ 5,599,738
Year ended March 31, 2023:
Shares sold	335,273	$ 4,977,200
Shares issued to shareholders in reinvestment of distributions	138,905	1,975,226
Shares redeemed	(681,833)	(10,015,209)
Net increase (decrease)	(207,655)	$ (3,062,783)

24	MainStay PineStone U.S. Equity Fund

Class P	Shares	Amount
Six-month period ended April 30, 2024:
Shares issued to shareholders in reinvestment of distributions	6	$ 96
Net increase (decrease)	6	$ 96
Period ended October 31, 2023:(c)
Shares sold	1,536	$ 25,000
Net increase (decrease)	1,536	$ 25,000

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	7,872,589	$133,725,004
Shares issued to shareholders in reinvestment of distributions	37,254	626,982
Shares redeemed	(591,309)	(10,657,047)
Net increase (decrease)	7,318,534	$123,694,939
Period ended October 31, 2023:(c)
Shares sold	6,768,287	$110,365,997
Net increase (decrease)	6,768,287	$110,365,997

(a)	Investor Class converted to Class A on August 25, 2023.
(b)	The Fund changed its fiscal year end from March 31 to October 31.
(c)	The inception date of the class was August 28, 2023.
(d)	Institutional Class converted to Class I on August 25, 2023.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
25

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
26	MainStay PineStone U.S. Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
27

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
6641738 MS081-24	MSPUE10-06/24
(NYLIM) NL548

MainStay Fiera SMID Growth Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 5.50% Initial Sales Charge	With sales charges	2/12/2018	15.84%	19.72%	11.53%	10.99%	1.20%
		Excluding sales charges		22.58	19.72	11.53	10.99	1.20
Class C Shares	Maximum 1.00% CDSC	With sales charges	7/24/2023	21.12	N/A	N/A	6.08	2.08
	if Redeemed Within One Year of Purchase	Excluding sales charges		22.12	N/A	N/A	7.08	2.08
Class I Shares[4]			6/29/2012	22.82	20.10	11.82	10.39	0.95
Class R6 Shares			7/24/2023	22.81	N/A	N/A	8.05	0.83

1.	Effective at the close of business on July 21, 2023, the Fund changed its fiscal and tax year end from April 30 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Effective July 21, 2023, the Fiera Capital Small/Mid-Cap Growth Fund (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Therefore, the performance information shown below is that of the Predecessor Fund, which had a different fee structure from the Fund. The returns of the Predecessor Fund have not been adjusted to reflect the applicable expenses of the Fund. The historical performance presented prior to February 12, 2018 reflects the performance of APEXcm Small/Mid-Cap Growth Fund, a former series of The Ultimus Managers Trust (the "Prior Predecessor Fund"). The returns of the Prior Predecessor Fund have not been adjusted to reflect the applicable expenses of the Predecessor Fund or the Fund. The returns prior to February 12, 2018 are based on the previous performance and actual fees and expenses of the Prior Predecessor Fund's sole class of shares (i.e., the Predecessor Fund's Institutional Class shares, which commenced operations on June 29, 2012). The Predecessor Fund's Investor Class shares commenced operations on February 12, 2018.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 3000® Index[2]	21.09%	22.30%	12.43%	11.81%
Russell 2500TM Growth Index[3]	21.50	13.53	6.97	9.10
Morningstar Mid-Cap Growth Category Average[4]	22.43	17.39	8.30	9.73

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the Russell 2500™ Growth Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The Russell 2500TM Growth Index, which is generally representative of the market sectors or types of investments in which the Fund invests, measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
4.	The Morningstar Mid-Cap Growth Category Average is representative of funds that invest primarily in U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. Stocks in the middle 20% of the capitalization of the U.S. equity market are defined as mid-cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Fiera SMID Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Fiera SMID Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,225.80	$ 6.25	$1,019.24	$5.67	1.13%
Class C Shares	$1,000.00	$1,221.20	$10.27	$1,015.61	$9.32	1.86%
Class I Shares	$1,000.00	$1,228.20	$ 4.71	$1,020.64	$4.27	0.85%
Class R6 Shares	$1,000.00	$1,228.10	$ 4.43	$1,020.88	$4.02	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2024 (Unaudited)
Software	15.5%
Biotechnology	15.0
Hotels, Restaurants & Leisure	9.0
Semiconductors & Semiconductor Equipment	6.1
IT Services	5.7
Health Care Equipment & Supplies	4.7
Electrical Equipment	4.4
Machinery	4.1
Capital Markets	4.0
Aerospace & Defense	3.9
Textiles, Apparel & Luxury Goods	3.0
Household Durables	2.9
Construction & Engineering	2.9
Media	2.4
Building Products	1.9
Specialty Retail	1.4
Broadline Retail	1.4%
Financial Services	1.4
Energy Equipment & Services	1.3
Insurance	1.2
Banks	1.2
Oil, Gas & Consumable Fuels	0.9
Chemicals	0.8
Commercial Services & Supplies	0.6
Ground Transportation	0.6
Health Care Providers & Services	0.6
Entertainment	0.4
Pharmaceuticals	0.3
Short–Term Investments	2.3
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Entegris, Inc.
2.	HubSpot, Inc.
3.	GoDaddy, Inc., Class A
4.	Wingstop, Inc.
5.	EMCOR Group, Inc.
6.	Tyler Technologies, Inc.
7.	BWX Technologies, Inc.
8.	MongoDB, Inc.
9.	Hyatt Hotels Corp., Class A
10.	Shockwave Medical, Inc.

8	MainStay Fiera SMID Growth Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 97.6%
Aerospace & Defense 3.9%
BWX Technologies, Inc.	99,993	$ 9,576,330
Curtiss-Wright Corp.	18,087	4,583,607
		14,159,937
Banks 1.2%
Wintrust Financial Corp.	47,074	4,549,231
Biotechnology 15.0%
Amicus Therapeutics, Inc. (a)	546,537	5,459,905
Apellis Pharmaceuticals, Inc. (a)	100,189	4,427,352
Argenx SE, ADR (a)	17,868	6,709,434
BioMarin Pharmaceutical, Inc. (a)	71,075	5,740,017
Crinetics Pharmaceuticals, Inc. (a)	50,331	2,205,504
Ideaya Biosciences, Inc. (a)	112,629	4,578,369
Immunocore Holdings plc, ADR (a)	92,173	5,445,581
Neurocrine Biosciences, Inc. (a)	55,820	7,677,483
Sarepta Therapeutics, Inc. (a)	39,611	5,017,129
SpringWorks Therapeutics, Inc. (a)	90,942	4,246,082
Veracyte, Inc. (a)	62,384	1,220,855
Xenon Pharmaceuticals, Inc. (a)	60,219	2,447,902
		55,175,613
Broadline Retail 1.4%
Etsy, Inc. (a)	75,787	5,204,293
Building Products 1.9%
A O Smith Corp.	82,551	6,838,525
Capital Markets 4.0%
Hamilton Lane, Inc., Class A	24,228	2,706,752
Raymond James Financial, Inc.	48,615	5,931,030
Stifel Financial Corp.	73,417	5,867,487
		14,505,269
Chemicals 0.8%
Avient Corp.	69,529	2,949,420
Commercial Services & Supplies 0.6%
RB Global, Inc.	32,116	2,298,863
Construction & Engineering 2.9%
EMCOR Group, Inc.	29,409	10,504,013
Electrical Equipment 4.4%
Hubbell, Inc.	15,425	5,715,271
	Shares	Value

Electrical Equipment (continued)
nVent Electric plc	71,531	$ 5,155,239
Regal Rexnord Corp.	31,949	5,155,610
		16,026,120
Energy Equipment & Services 1.3%
ChampionX Corp.	141,707	4,757,104
Entertainment 0.4%
Roku, Inc. (a)	25,474	1,468,831
Financial Services 1.4%
Corebridge Financial, Inc. (b)	187,327	4,975,405
Ground Transportation 0.6%
Knight-Swift Transportation Holdings, Inc.	47,361	2,189,499
Health Care Equipment & Supplies 4.7%
AtriCure, Inc. (a)	96,273	2,322,105
Inari Medical, Inc. (a)	60,486	2,258,547
iRhythm Technologies, Inc. (a)	39,442	4,322,055
Shockwave Medical, Inc. (a)	25,812	8,522,864
		17,425,571
Health Care Providers & Services 0.6%
Option Care Health, Inc. (a)	72,735	2,174,049
Hotels, Restaurants & Leisure 9.0%
Expedia Group, Inc. (a)	35,546	4,785,558
Hyatt Hotels Corp., Class A	63,086	9,386,566
Royal Caribbean Cruises Ltd. (a)	59,277	8,276,848
Wingstop, Inc.	27,576	10,610,969
		33,059,941
Household Durables 2.9%
PulteGroup, Inc.	43,075	4,799,417
TopBuild Corp. (a)	14,748	5,968,073
		10,767,490
Insurance 1.2%
RenaissanceRe Holdings Ltd.	20,875	4,576,844
IT Services 5.7%
GoDaddy, Inc., Class A (a)	92,310	11,296,898
MongoDB, Inc. (a)	25,959	9,479,707
		20,776,605

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Machinery 4.1%
Graco, Inc.	51,942	$ 4,165,748
Lincoln Electric Holdings, Inc.	21,366	4,690,478
Nordson Corp.	23,945	6,182,360
		15,038,586
Media 2.4%
New York Times Co. (The), Class A	139,038	5,982,805
Nexstar Media Group, Inc.	18,193	2,911,972
		8,894,777
Oil, Gas & Consumable Fuels 0.9%
EQT Corp.	85,843	3,441,446
Pharmaceuticals 0.3%
EyePoint Pharmaceuticals, Inc. (a)	68,440	1,204,544
Semiconductors & Semiconductor Equipment 6.1%
Entegris, Inc.	95,790	12,732,407
Lattice Semiconductor Corp. (a)	90,063	6,178,322
Power Integrations, Inc.	52,469	3,500,731
		22,411,460
Software 15.5%
ACI Worldwide, Inc. (a)	98,350	3,353,735
Braze, Inc., Class A (a)	83,267	3,488,887
Dolby Laboratories, Inc., Class A	61,092	4,744,405
Gitlab, Inc., Class A (a)	128,931	6,765,010
HubSpot, Inc. (a)	19,147	11,581,446
Informatica, Inc., Class A (a)	164,130	5,083,106
JFrog Ltd. (a)	166,392	6,635,713
Procore Technologies, Inc. (a)	77,531	5,304,671
Tyler Technologies, Inc. (a)	21,455	9,902,555
		56,859,528
Specialty Retail 1.4%
Lithia Motors, Inc.	20,667	5,257,271
	Shares	Value

Textiles, Apparel & Luxury Goods 3.0%
Deckers Outdoor Corp. (a)	6,272	$ 5,133,444
Tapestry, Inc.	151,872	6,062,730
		11,196,174
Total Common Stocks (Cost $312,718,179)		358,686,409
Short-Term Investments 2.3%
Affiliated Investment Company 2.2%
MainStay U.S. Government Liquidity Fund, 5.242% (c)	7,965,911	7,965,911
Unaffiliated Investment Company 0.1%
Invesco Government & Agency Portfolio, 5.309% (c)(d)	445,500	445,500
Total Short-Term Investments (Cost $8,411,411)		8,411,411
Total Investments (Cost $321,129,590)	99.9%	367,097,820
Other Assets, Less Liabilities	0.1	199,312
Net Assets	100.0%	$ 367,297,132

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of April 30, 2024, the aggregate market value of securities on loan was $430,272. The Fund received cash collateral with a value of $445,500. (See Note 2(G))
(c)	Current yield as of April 30, 2024.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 8,801	$ 116,920	$ (117,755)	$ —	$ —	$ 7,966	$ 343	$ —	7,966

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Fiera SMID Growth Fund

Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 358,686,409	$ —	$ —	$ 358,686,409
Short-Term Investments
Affiliated Investment Company	7,965,911	—	—	7,965,911
Unaffiliated Investment Company	445,500	—	—	445,500
Total Short-Term Investments	8,411,411	—	—	8,411,411
Total Investments in Securities	$ 367,097,820	$ —	$ —	$ 367,097,820

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $313,163,679) including securities on loan of $430,272	$359,131,909
Investment in affiliated investment companies, at value (identified cost $7,965,911)	7,965,911
Receivables:
Fund shares sold	687,909
Dividends	120,207
Other assets	97,335
Total assets	368,003,271
Liabilities
Cash collateral received for securities on loan	445,500
Due to custodian	61
Payables:
Manager (See Note 3)	216,506
Fund shares redeemed	28,938
Custodian	5,540
Professional fees	2,991
Transfer agent (See Note 3)	2,843
NYLIFE Distributors (See Note 3)	2,169
Accrued expenses	1,591
Total liabilities	706,139
Net assets	$367,297,132
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 21,757
Additional paid-in-capital	317,795,250
317,817,007
Total distributable earnings (loss)	49,480,125
Net assets	$367,297,132
Class A
Net assets applicable to outstanding shares	$ 7,306,744
Shares of beneficial interest outstanding	444,406
Net asset value per share outstanding	$ 16.44
Maximum sales charge (5.50% of offering price)	0.96
Maximum offering price per share outstanding	$ 17.40
Class C
Net assets applicable to outstanding shares	$ 882,076
Shares of beneficial interest outstanding	53,969
Net asset value and offering price per share outstanding	$ 16.34
Class I
Net assets applicable to outstanding shares	$150,163,654
Shares of beneficial interest outstanding	8,891,580
Net asset value and offering price per share outstanding	$ 16.89
Class R6
Net assets applicable to outstanding shares	$208,944,658
Shares of beneficial interest outstanding	12,366,749
Net asset value and offering price per share outstanding	$ 16.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Fiera SMID Growth Fund

Statements of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $2,189)	$ 865,451
Dividends-affiliated	343,091
Securities lending, net	1,129
Total income	1,209,671
Expenses
Manager (See Note 3)	1,170,666
Transfer agent (See Note 3)	56,536
Registration	49,246
Professional fees	20,847
Custodian	9,991
Distribution/Service—Class A (See Note 3)	4,039
Distribution/Service—Class C (See Note 3)	2,819
Shareholder communication	2,715
Trustees	2,684
Miscellaneous	(17,570)
Total expenses before waiver/reimbursement	1,301,973
Expense waiver/reimbursement from Manager (See Note 3)	(16,205)
Net expenses	1,285,768
Net investment income (loss)	(76,097)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	4,373,218
Net change in unrealized appreciation (depreciation) on unaffiliated investments	48,618,311
Net realized and unrealized gain (loss)	52,991,529
Net increase (decrease) in net assets resulting from operations	$52,915,432
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited), the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023
	Six months ended April 30, 2024	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (76,097)	$ (117,610)	$ (226,153)
Net realized gain (loss)	4,373,218	5,510,547	2,498,316
Net change in unrealized appreciation (depreciation)	48,618,311	(18,985,744)	(19,943,100)
Net increase (decrease) in net assets resulting from operations	52,915,432	(13,592,807)	(17,670,937)
Distributions to shareholders:
Class A	(21,383)	—	(15,686)
Class C	(2,955)	—	—
Class I	(2,469,988)	—	(10,744,946)
Class R6	(4,466,294)	—	—
Total distributions to shareholders	(6,960,620)	—	(10,760,632)
Capital share transactions:
Net proceeds from sales of shares	132,376,172	166,532,260	10,029,361
Net asset value of shares issued to shareholders in reinvestment of distributions	6,675,155	—	9,770,035
Cost of shares redeemed	(33,690,253)	(11,007,782)	(40,845,009)
Increase (decrease) in net assets derived from capital share transactions	105,361,074	155,524,478	(21,045,613)
Net increase (decrease) in net assets	151,315,886	141,931,671	(49,477,182)
Net Assets
Beginning of period	215,981,246	74,049,575	123,526,757
End of period	$367,297,132	$215,981,246	$ 74,049,575

(a)	The Fund changed its fiscal year end from March 31 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Fiera SMID Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	April 1 2023 through October 31,	Year Ended March 31,
Class A	2024 *	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.78	$ 13.96	$ 19.12	$ 20.85	$ 12.68	$ 16.71	$ 21.20
Net investment income (loss)	(0.03)(b)	(0.04)(b)	(0.08)(b)	(0.12)(b)	(0.15)(b)	(0.12)(b)	(0.11)
Net realized and unrealized gain (loss)	3.11	(0.14)	(2.79)	0.80	12.52	(2.00)	(0.38)
Total from investment operations	3.08	(0.18)	(2.87)	0.68	12.37	(2.12)	(0.49)
Less distributions:
From net realized gain on investments	(0.42)	—	(2.29)	(2.41)	(4.20)	(1.91)	(4.00)
Net asset value at end of period	$ 16.44	$ 13.78	$ 13.96	$ 19.12	$ 20.85	$ 12.68	$ 16.71
Total investment return	22.58%(c)	(1.29)%(c)	(14.38)% (d)(e)	2.64% (d)(e)	99.38% (d)(e)	(15.36)% (d)(e)	2.44% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.36)%††	(0.47)%††	(0.52)% (f)(g)	(0.55)% (f)(g)	(0.78)% (f)(g)	(0.70)% (f)(g)	(0.73)% (f)(g)
Net expenses	1.13%††(h)	1.19%††(h)	1.30% (f)(g)	1.30% (f)(g)	1.30% (f)(g)	1.30% (f)(g)	1.30% (f)(g)
Expenses (before waiver/reimbursement)	1.13%††(h)	1.35%††(h)	1.61%(g)	1.40%(g)	1.41%(g)	1.36%(g)	1.36%(g)
Portfolio turnover rate	16%	24%	88%(e)	24%(e)	53%(e)	38%(e)	50%(e)
Net assets at end of period (in 000's)	$ 7,307	$ 446	$ 122	$ 108	$ 70	$ 11	$ 11

*	Unaudited.
#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30,	July 24, 2023^ through October 31,
Class C	2024 *	2023
Net asset value at beginning of period	$ 13.75	$ 15.58
Net investment income (loss) (a)	(0.09)	(0.05)
Net realized and unrealized gain (loss)	3.10	(1.78)
Total from investment operations	3.01	(1.83)
Less distributions:
From net realized gain on investments	(0.42)	—
Net asset value at end of period	$ 16.34	$ 13.75
Total investment return (b)	22.12%	(11.75)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(1.09)%	(1.23)%
Net expenses††(d)	1.86%	2.05%
Expenses (before waiver/reimbursement)††(d)	1.86%	2.12%
Portfolio turnover rate	16%	24%
Net assets at end of period (in 000’s)	$ 882	$ 28

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Fiera SMID Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	April 1 2023 through October 31,	Year Ended March 31,
Class I	2024 *	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 14.12	$ 14.28	$ 19.45	$ 21.13	$ 12.78	$ 16.79	$ 21.21
Net investment income (loss)	(0.01)(b)	(0.02)(b)	(0.04)(b)	(0.06)(b)	(0.10)(b)	(0.08)(b)	(0.10)
Net realized and unrealized gain (loss)	3.20	(0.14)	(2.84)	0.79	12.65	(2.02)	(0.32)
Total from investment operations	3.19	(0.16)	(2.88)	0.73	12.55	(2.10)	(0.42)
Less distributions:
From net realized gain on investments	(0.42)	—	(2.29)	(2.41)	(4.20)	(1.91)	(4.00)
Net asset value at end of period	$ 16.89	$ 14.12	$ 14.28	$ 19.45	$ 21.13	$ 12.78	$ 16.79
Total investment return	22.82%(c)	(1.12)%(c)	(14.18)% (d)(e)	2.85% (d)(e)	100.06% (d)(e)	(15.16)% (d)(e)	2.81% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08)%††	(0.25)%††	(0.27)% (f)(g)	(0.30)% (f)(g)	(0.53)% (f)(g)	(0.45)% (f)(g)	(0.49)% (f)(g)
Net expenses	0.85%††(h)	0.95%††(h)	1.05% (f)(g)	1.05% (f)(g)	1.05% (f)(g)	1.05% (f)(g)	1.05% (f)(g)
Expenses (before waiver/reimbursement)	0.88%††(h)	1.17%††(h)	1.36%(g)	1.15%(g)	1.16%(g)	1.11%(g)	1.11%(g)
Portfolio turnover rate	16%	24%	88%(e)	24%(e)	53%(e)	38%(e)	50%(e)
Net assets at end of period (in 000's)	$ 150,164	$ 85,042	$ 73,927	$ 123,419	$ 149,608	$ 108,356	$ 190,348

*	Unaudited.
#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30,	July 24, 2023^ through October 31,
Class R6	2024 *	2023
Net asset value at beginning of period	$ 14.13	$ 15.96
Net investment income (loss) (a)	(0.00)‡	0.00‡
Net realized and unrealized gain (loss)	3.19	(1.83)
Total from investment operations	3.19	(1.83)
Less distributions:
From net realized gain on investments	(0.42)	—
Net asset value at end of period	$ 16.90	$ 14.13
Total investment return (b)	22.81%	(11.47)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.02)%	0.00%‡‡
Net expenses††(d)	0.80%	0.84%
Expenses (before waiver/reimbursement)††(d)	0.80%	0.86%
Portfolio turnover rate	16%	24%
Net assets at end of period (in 000’s)	$ 208,945	$ 130,464

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
‡‡	Less than 0.01%.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Fiera SMID Growth Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Fiera SMID Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Fund is successor to the Fiera Capital Small/Mid Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Fiera Capital, Inc. served as the investment advisor. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on July 24, 2023. Upon completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the corresponding shares of the Predecessor Fund. All information provided for periods prior to July 24, 2023, refers to the Predecessor Fund.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 12, 2018
Class C	July 24, 2023
Class I	June 29, 2012
Class R6	July 24, 2023
Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A shares at the end of the calendar quarter eight years after the date they were purchased. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital growth.
Effective at the close of business on July 21, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation

19

Notes to Financial Statements (Unaudited) (continued)
materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

20	MainStay Fiera SMID Growth Fund

valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a
21

Notes to Financial Statements (Unaudited) (continued)
borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(H) Market Capitalization Risk.  Investments in securities issued by small- or mid-cap companies, will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Fiera Capital, Inc. (“Fiera” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.
Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Fiera, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. During the six-month period ended April 30, 2024, the effective management fee rate was 0.75% of the Fund's average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.15%; Class C, 2.05%; Class I, 0.85%; and Class R6, 0.84%. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $1,170,666 and waived fees and/or reimbursed expenses in the amount of $16,205 and paid the Subadvisor fees in the amount of $586,574.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C

22	MainStay Fiera SMID Growth Fund

shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares during the six-month period ended April 30, 2024, were $10,469.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the six-month period ended April 30, 2024, of $378.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 1,326	$—
Class C	192	—
Class I	51,252	—
Class R6	3,766	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.
This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C	$26,768	3.0%
Class R6	27,016	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$321,900,761	$58,577,827	$(13,380,768)	$45,197,059
During the period from April 1, 2023 through October 31, 2023 and the years ended March 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023
Distributions paid from:
Ordinary Income	$—	$ 1,125,818
Long-Term Capital Gains	—	9,634,814
Total	$—	$10,760,632

(a)	The Fund changed its fiscal year end from March 31 to October 31.
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the
23

Notes to Financial Statements (Unaudited) (continued)
agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $146,732 and $47,749, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024, the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	439,702	$ 7,303,418
Shares issued to shareholders in reinvestment of distributions	1,416	21,383
Shares redeemed	(29,095)	(481,101)
Net increase (decrease)	412,023	$ 6,843,700
Period ended October 31, 2023:(a)(b)
Shares sold	25,254	$ 367,597
Shares redeemed	(1,636)	(25,233)
Net increase (decrease)	23,618	$ 342,364
Year ended March 31, 2023:(a)
Shares sold	3,267	$ 52,602
Shares issued to shareholders in reinvestment of distributions	1,182	15,686
Shares redeemed	(1,306)	(20,731)
Net increase (decrease)	3,143	$ 47,557

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	55,109	$ 893,557
Shares issued to shareholders in reinvestment of distributions	44	662
Shares redeemed	(3,232)	(55,559)
Net increase (decrease)	51,921	$ 838,660
Period ended October 31, 2023:(c)
Shares sold	2,048	$ 31,523
Net increase (decrease)	2,048	$ 31,523

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	3,776,393	$ 63,211,973
Shares issued to shareholders in reinvestment of distributions	141,176	2,186,816
Shares redeemed	(1,047,204)	(17,272,977)
Net increase (decrease)	2,870,365	$ 48,125,812
Period ended October 31, 2023:(b)(d)
Shares sold	1,564,623	$ 23,621,626
Shares redeemed	(718,580)	(10,881,720)
Net increase (decrease)	846,043	$ 12,739,906
Year ended March 31, 2023:(d)
Shares sold	640,282	$ 9,976,759
Shares issued to shareholders in reinvestment of distributions	718,817	9,754,349
Shares redeemed	(2,528,183)	(40,824,278)
Net increase (decrease)	(1,169,084)	$ (21,093,170)

24	MainStay Fiera SMID Growth Fund

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	3,787,759	$ 60,967,224
Shares issued to shareholders in reinvestment of distributions	288,148	4,466,294
Shares redeemed	(945,027)	(15,880,616)
Net increase (decrease)	3,130,880	$ 49,552,902
Period ended October 31, 2023:(c)
Shares sold	9,242,555	$142,511,514
Shares redeemed	(6,686)	(100,829)
Net increase (decrease)	9,235,869	$142,410,685

(a)	Investor Class converted to Class A on July 21, 2023.
(b)	The Fund changed its fiscal year end from March 31 to October 31.
(c)	The inception date of the class was July 24, 2023.
(d)	Institutional Class converted to Class I on July 21, 2023.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
25

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
26	MainStay Fiera SMID Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
27

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
6641775 MS081-24	MSFSG10-06/24
(NYLIM) NL549

MainStay PineStone International Equity Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 5.50% Initial Sales Charge	With sales charges	9/29/2017	12.54%	7.69%	9.01%	8.30%	1.23%
		Excluding sales charges		19.09	7.69	9.01	8.30	1.23
Investor Class Shares	Maximum 5.00% Initial Sales Charge	With sales charges	8/28/2023	18.87	N/A	N/A	4.63	1.61
		Excluding sales charges		18.87	N/A	N/A	10.14	1.61
Class C Shares	Maximum 1.00% CDSC	With sales charges	8/28/2023	17.47	N/A	N/A	8.60	2.36
	if Redeemed Within One Year of Purchase	Excluding sales charges		18.47	N/A	N/A	9.60	2.36
Class I Shares[4]	No Sales Charge		9/29/2017	19.25	8.02	9.23	8.53	0.98
Class P Shares	No Sales Charge		8/28/2023	19.26	N/A	N/A	10.60	0.90
Class R6 Shares[4]	No Sales Charge		9/29/2017	19.27	8.07	9.44	8.73	0.90

1.	Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Performance figures for Class A shares, Class I shares and Class R6 shares reflect the historical performance of the then-existing Investor Class shares, Institutional Class shares and Class Z shares, respectively, of the Fiera Capital International Equity Fund (the "Predecessor Fund"), which was subject to a different fee structure for periods prior to August 28, 2023. The Fund commenced operations on August 28, 2023.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
MSCI EAFE® Index (Net)[2]	18.63%	9.28%	6.18%	4.91%
Morningstar Foreign Large Growth Category Average[3]	18.78	7.07	5.57	4.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the MSCI EAFE® Index (Net), which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay PineStone International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay PineStone International Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,190.90	$ 6.05	$1,019.34	$ 5.57	1.11%
Investor Class Shares	$1,000.00	$1,188.70	$ 8.11	$1,017.45	$ 7.47	1.49%
Class C Shares	$1,000.00	$1,184.70	$12.17	$1,013.72	$11.22	2.24%
Class I Shares	$1,000.00	$1,192.50	$ 4.52	$1,020.74	$ 4.17	0.83%
Class P Shares	$1,000.00	$1,192.60	$ 4.42	$1,020.84	$ 4.07	0.81%
Class R6 Shares	$1,000.00	$1,192.70	$ 4.36	$1,020.88	$ 4.02	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2024 (Unaudited)
United Kingdom	24.0%
France	16.4
United States	11.2
Switzerland	9.9
Taiwan	7.7
Denmark	7.6
Japan	6.8
Germany	5.1
Netherlands	4.0%
Canada	3.1
India	1.8
Australia	1.8
Other Assets, Less Liabilities	0.6
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
2.	Novo Nordisk A/S, Class B
3.	London Stock Exchange Group plc
4.	LVMH Moet Hennessy Louis Vuitton SE
5.	Nestle SA (Registered)
6.	InterContinental Hotels Group plc
7.	Air Liquide SA
8.	ASML Holding NV
9.	EssilorLuxottica SA
10.	Keyence Corp.

8	MainStay PineStone International Equity Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 98.7%
Australia 1.8%
Commonwealth Bank of Australia (Banks)	113,464	$ 8,372,040
Canada 3.1%
Canadian National Railway Co. (Ground Transportation)	119,909	14,561,749
Denmark 7.6%
Novo Nordisk A/S, Class B (Pharmaceuticals)	277,680	35,686,176
France 16.4%
Air Liquide SA (Chemicals)	99,326	19,445,410
EssilorLuxottica SA (Health Care Equipment & Supplies)	88,746	18,978,861
L'Oreal SA (Personal Care Products)	34,730	16,223,295
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	27,802	22,379,949
		77,027,515
Germany 5.1%
Rational AG (Machinery)	9,240	7,920,876
SAP SE (Software)	88,310	15,989,330
		23,910,206
India 1.8%
HDFC Bank Ltd., ADR (Banks)	145,718	8,393,357
Japan 6.8%
Keyence Corp. (Electronic Equipment, Instruments & Components)	38,320	16,974,081
Shimano, Inc. (Leisure Products)	56,421	9,168,581
Unicharm Corp. (Household Products)	198,311	5,897,709
		32,040,371
Netherlands 4.0%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	21,785	18,988,302
Switzerland 9.9%
Alcon, Inc. (Health Care Equipment & Supplies)	142,234	10,921,930
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods)	108,965	15,078,843
Geberit AG (Registered) (Building Products)	15,583	8,321,234
Schindler Holding AG (Machinery)	49,832	12,401,647
		46,723,654
	Shares	Value

Taiwan 7.7%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	261,834	$ 35,960,282
United Kingdom 24.0%
Ashtead Group plc (Trading Companies & Distributors)	138,414	10,005,327
Bunzl plc (Trading Companies & Distributors)	221,028	8,453,072
Diageo plc (Beverages)	391,811	13,511,004
Howden Joinery Group plc (Trading Companies & Distributors)	1,062,213	11,538,354
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure)	200,382	19,524,638
Intertek Group plc (Professional Services)	156,310	9,595,007
London Stock Exchange Group plc (Capital Markets)	212,580	23,422,097
Spirax-Sarco Engineering plc (Machinery)	72,541	7,995,588
Unilever plc (Personal Care Products)	168,492	8,716,659
		112,761,746
United States 10.5%
Aon plc, Class A (Insurance)	26,787	7,554,202
Nestle SA (Registered) (Food Products)	214,416	21,507,916
Roche Holding AG (Pharmaceuticals)	21,276	5,090,056
S&P Global, Inc. (Capital Markets)	36,183	15,045,977
		49,198,151
Total Common Stocks (Cost $371,945,391)		463,623,549
Short-Term Investment 0.7%
Affiliated Investment Company 0.7%
United States 0.7%
MainStay U.S. Government Liquidity Fund, 5.242% (a)	3,340,212	3,340,212
Total Short-Term Investment (Cost $3,340,212)		3,340,212
Total Investments (Cost $375,285,603)	99.4%	466,963,761
Other Assets, Less Liabilities	0.6	2,872,543
Net Assets	100.0%	$ 469,836,304

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	Current yield as of April 30, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 1,961	$ 70,265	$ (68,886)	$ —	$ —	$ 3,340	$ 63	$ —	3,340
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Australia	$ —	$ 8,372,040	$ —	$ 8,372,040
Denmark	—	35,686,176	—	35,686,176
France	—	77,027,515	—	77,027,515
Germany	—	23,910,206	—	23,910,206
Japan	—	32,040,371	—	32,040,371
Netherlands	—	18,988,302	—	18,988,302
Switzerland	—	46,723,654	—	46,723,654
United Kingdom	—	112,761,746	—	112,761,746
United States	22,600,179	26,597,972	—	49,198,151
All Other Countries	58,915,388	—	—	58,915,388
Total Common Stocks	81,515,567	382,107,982	—	463,623,549
Short-Term Investment
Affiliated Investment Company	3,340,212	—	—	3,340,212
Total Investments in Securities	$ 84,855,779	$ 382,107,982	$ —	$ 466,963,761

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay PineStone International Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Banks	$ 16,765,397	3.6%
Beverages	13,511,004	2.9
Building Products	8,321,234	1.8
Capital Markets	38,468,074	8.2
Chemicals	19,445,410	4.1
Electronic Equipment, Instruments & Components	16,974,081	3.6
Food Products	21,507,916	4.6
Ground Transportation	14,561,749	3.1
Health Care Equipment & Supplies	29,900,791	6.4
Hotels, Restaurants & Leisure	19,524,638	4.2
Household Products	5,897,709	1.2
Insurance	7,554,202	1.6
Leisure Products	9,168,581	1.9
Machinery	28,318,111	6.0
Personal Care Products	24,939,954	5.3
Pharmaceuticals	40,776,232	8.7
Professional Services	9,595,007	2.0
Semiconductors & Semiconductor Equipment	54,948,584	11.7
Software	15,989,330	3.4
Textiles, Apparel & Luxury Goods	37,458,792	8.0
Trading Companies & Distributors	29,996,753	6.4
	463,623,549	98.7
Short-Term Investment	3,340,212	0.7
Other Assets, Less Liabilities	2,872,543	0.6
Net Assets	$469,836,304	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $371,945,391)	$463,623,549
Investment in affiliated investment companies, at value (identified cost $3,340,212)	3,340,212
Cash denominated in foreign currencies (identified cost $340,234)	336,831
Receivables:
Dividends	2,556,199
Fund shares sold	427,360
Other assets	149,380
Total assets	470,433,531
Liabilities
Due to custodian	3,733
Payables:
Manager (See Note 3)	277,924
Fund shares redeemed	151,833
Transfer agent (See Note 3)	103,964
Custodian	19,137
NYLIFE Distributors (See Note 3)	17,329
Professional fees	14,328
Shareholder communication	4,501
Accrued expenses	4,478
Total liabilities	597,227
Net assets	$469,836,304
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 29,222
Additional paid-in-capital	406,040,624
406,069,846
Total distributable earnings (loss)	63,766,458
Net assets	$469,836,304
Class A
Net assets applicable to outstanding shares	$ 68,174,629
Shares of beneficial interest outstanding	4,256,863
Net asset value per share outstanding	$ 16.02
Maximum sales charge (5.50% of offering price)	0.93
Maximum offering price per share outstanding	$ 16.95
Investor Class
Net assets applicable to outstanding shares	$ 14,095,536
Shares of beneficial interest outstanding	881,606
Net asset value per share outstanding	$ 15.99
Maximum sales charge (5.00% of offering price)	0.84
Maximum offering price per share outstanding	$ 16.83
Class C
Net assets applicable to outstanding shares	$ 780,015
Shares of beneficial interest outstanding	48,918
Net asset value and offering price per share outstanding	$ 15.95
Class I
Net assets applicable to outstanding shares	$223,689,601
Shares of beneficial interest outstanding	13,922,400
Net asset value and offering price per share outstanding	$ 16.07
Class P
Net assets applicable to outstanding shares	$ 27,653
Shares of beneficial interest outstanding	1,722
Net asset value and offering price per share outstanding	$ 16.06
Class R6
Net assets applicable to outstanding shares	$163,068,870
Shares of beneficial interest outstanding	10,110,773
Net asset value and offering price per share outstanding	$ 16.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay PineStone International Equity Fund

Statements of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $432,183)	$ 3,797,105
Dividends-affiliated	63,200
Securities lending, net	1,777
Total income	3,862,082
Expenses
Manager (See Note 3)	1,726,470
Transfer agent (See Note 3)	145,398
Distribution/Service—Class A (See Note 3)	81,942
Distribution/Service—Investor Class (See Note 3)	17,755
Distribution/Service—Class C (See Note 3)	3,880
Distribution/Service—Class R2 (See Note 3)(a)	137
Distribution/Service—Class R3 (See Note 3)(a)	962
Registration	77,922
Shareholder communication	40,524
Custodian	27,450
Professional fees	24,674
Trustees	4,582
Shareholder service (See Note 3)	294
Miscellaneous	30,139
Total expenses before waiver/reimbursement	2,182,129
Expense waiver/reimbursement from Manager (See Note 3)	(264,650)
Net expenses	1,917,479
Net investment income (loss)	1,944,603
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(b)	1,135,730
Foreign currency transactions	(11,421)
Net realized gain (loss)	1,124,309
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	64,921,921
Translation of other assets and liabilities in foreign currencies	(4,673)
Net change in unrealized appreciation (depreciation)	64,917,248
Net realized and unrealized gain (loss)	66,041,557
Net increase (decrease) in net assets resulting from operations	$67,986,160

(a)	Class liquidated and is no longer offered for sale as of February 23, 2024.
(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $103,125.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited), the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023
	Six months ended April 30, 2024	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,944,603	$ 1,588,269	$ 1,704,874
Net realized gain (loss)	1,124,309	2,061,823	(4,419,572)
Net change in unrealized appreciation (depreciation)	64,917,248	(30,009,563)	(1,721,478)
Net increase (decrease) in net assets resulting from operations	67,986,160	(26,359,471)	(4,436,176)
Distributions to shareholders:
Class A	(217,763)	(5,619)	(26,566)
Investor Class	(39,661)	—	—
Class C	(376)	—	—
Class I	(811,354)	(347,096)	(1,392,547)
Class P	(120)	—	—
Class R1(b)	(599)	—	—
Class R2(b)	(631)	—	—
Class R3(b)	(1,688)	—	—
Class R6	(512,622)	(101,817)	(371,742)
Total distributions to shareholders	(1,584,814)	(454,532)	(1,790,855)
Capital share transactions:
Net proceeds from sales of shares	82,793,384	38,109,004	48,942,377
Net asset value of shares issued in connection with the acquisition of MainStay MacKay International Equity Fund	—	131,906,581	—
Net asset value of shares issued to shareholders in reinvestment of distributions	1,544,333	418,920	1,710,586
	Six months ended April 30, 2024	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Cost of shares redeemed	$ (37,546,194)	$ (28,443,427)	$ (66,334,154)
Increase (decrease) in net assets derived from capital share transactions	46,791,523	141,991,078	(15,681,191)
Net increase (decrease) in net assets	113,192,869	115,177,075	(21,908,222)
Net Assets
Beginning of period	356,643,435	241,466,360	263,374,582
End of period	$469,836,304	$356,643,435	$241,466,360

(a)	The Fund changed its fiscal year end from March 31 to October 31.
(b)	Class liquidated and is no longer offered for sale as of February 23, 2024.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay PineStone International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	April 1, 2023 through October 31,	Year Ended March 31,
Class A	2024 *	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.50	$ 14.51	$ 14.70	$ 14.06	$ 9.92	$ 10.48	$ 10.24
Net investment income (loss) (b)	0.05	0.02	0.07	0.04	0.03	0.05	0.08
Net realized and unrealized gain (loss)	2.52	(1.02)	(0.16)	0.65	4.37	(0.50)	0.26
Total from investment operations	2.57	(1.00)	(0.09)	0.69	4.40	(0.45)	0.34
Less distributions:
From net investment income	(0.05)	(0.01)	(0.10)	(0.03)	(0.04)	(0.08)	(0.08)
From net realized gain on investments	—	—	—	(0.02)	(0.22)	(0.03)	(0.02)
Total distributions	(0.05)	(0.01)	(0.10)	(0.05)	(0.26)	(0.11)	(0.10)
Net asset value at end of period	$ 16.02	$ 13.50	$ 14.51	$ 14.70	$ 14.06	$ 9.92	$ 10.48
Total investment return	19.09%(c)	(6.89)%(c)	(0.57)% (d)(e)	4.91% (d)(e)	44.38% (d)(e)	(4.48)% (d)(e)	3.51% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%††	0.25%††	0.50% (f)(g)	0.27% (f)(g)	0.19% (f)(g)	0.44% (f)(g)	0.83% (f)(g)
Net expenses	1.11%††(h)	1.21%††(h)	1.25% (f)(g)	1.25% (f)(g)	1.25% (f)(g)	1.25% (f)(g)	1.25% (f)(g)
Expenses (before waiver/reimbursement)	1.22%††(h)	1.36%††(h)	1.55%(g)	1.49%(g)	1.55%(g)	1.56%(g)	1.73%(g)
Portfolio turnover rate	4%	12%	11%(e)	2%(e)	12%(e)	8%(e)	38%(e)
Net assets at end of period (in 000's)	$ 68,175	$ 56,733	$ 5,162	$ 2,260	$ 1,516	$ 324	$ 94

*	Unaudited.
#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30,	August 28, 2023^ through October 31,
Investor Class	2024 *	2023
Net asset value at beginning of period	$ 13.49	$ 14.71
Net investment income (loss) (a)	0.02	(0.01)
Net realized and unrealized gain (loss)	2.52	(1.21)
Total from investment operations	2.54	(1.22)
Less distributions:
From net investment income	(0.04)	—
Net asset value at end of period	$ 15.99	$ 13.49
Total investment return (b)	18.87%	(8.29)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.22%	(0.32)%
Net expenses††(d)	1.49%	1.49%
Expenses (before waiver/reimbursement)††(d)	1.73%	1.61%
Portfolio turnover rate	4%	12%
Net assets at end of period (in 000's)	$ 14,096	$ 12,660

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	August 28, 2023^ through October 31,
Class C	2024 *	2023
Net asset value at beginning of period	$ 13.47	$ 14.71
Net investment income (loss) (a)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	2.53	(1.21)
Total from investment operations	2.49	(1.24)
Less distributions:
From net investment income	(0.01)	—
Net asset value at end of period	$ 15.95	$ 13.47
Total investment return (b)	18.47%	(8.43)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.51)%	(1.06)%
Net expenses††(d)	2.24%	2.24%
Expenses (before waiver/reimbursement)††(d)	2.48%	2.36%
Portfolio turnover rate	4%	12%
Net assets at end of period (in 000’s)	$ 780	$ 739

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay PineStone International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	April 1, 2023 through October 31,	Year Ended March 31,
Class I	2024 *	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.53	$ 14.53	$ 14.70	$ 14.06	$ 9.92	$ 10.48	$ 10.25
Net investment income (loss) (b)	0.07	0.09	0.10	0.08	0.06	0.08	0.12
Net realized and unrealized gain (loss)	2.53	(1.07)	(0.16)	0.65	4.34	(0.50)	0.24
Total from investment operations	2.60	(0.98)	(0.06)	0.73	4.40	(0.42)	0.36
Less distributions:
From net investment income	(0.06)	(0.02)	(0.11)	(0.07)	(0.04)	(0.11)	(0.10)
From net realized gain on investments	—	—	—	(0.02)	(0.22)	(0.03)	(0.03)
Total distributions	(0.06)	(0.02)	(0.11)	(0.09)	(0.26)	(0.14)	(0.13)
Net asset value at end of period	$ 16.07	$ 13.53	$ 14.53	$ 14.70	$ 14.06	$ 9.92	$ 10.48
Total investment return	19.25%(c)	(6.73)%(c)	(0.33)% (d)(e)	5.16% (d)(e)	44.43% (d)(e)	(4.23)% (d)(e)	3.72% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%††	1.03%††	0.75% (f)(g)	0.52% (f)(g)	0.44% (f)(g)	0.69% (f)(g)	1.21% (f)(g)
Net expenses	0.83%††(h)	0.95%††(h)	1.00% (f)(g)	1.00% (f)(g)	1.00% (f)(g)	1.00% (f)(g)	1.00% (f)(g)
Expenses (before waiver/reimbursement)	0.97%††(h)	1.19%††(h)	1.30%(g)	1.24%(g)	1.30%(g)	1.31%(g)	1.48%(g)
Portfolio turnover rate	4%	12%	11%(e)	2%(e)	12%(e)	8%(e)	38%(e)
Net assets at end of period (in 000's)	$ 223,690	$ 190,764	$ 196,962	$ 217,664	$ 160,421	$ 79,543	$ 45,193

*	Unaudited.
#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30,	August 28, 2023^ through October 31,
Class P	2024 *	2023
Net asset value at beginning of period	$ 13.53	$ 14.73
Net investment income (loss) (a)	0.07	0.01
Net realized and unrealized gain (loss)	2.53	(1.21)
Total from investment operations	2.60	(1.20)
Less distributions:
From net investment income	(0.07)	—
Net asset value at end of period	$ 16.06	$ 13.53
Total investment return (b)	19.26%	(8.15)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.93%	0.33%
Net expenses††(d)	0.81%	0.85%
Expenses (before waiver/reimbursement)††(d)	0.89%	0.91%
Portfolio turnover rate	4%	12%
Net assets at end of period (in 000’s)	$ 28	$ 23

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay PineStone International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	April 1, 2023 through October 31,	Year Ended March 31,
Class R6	2024 *	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.59	$ 14.60	$ 14.77	$ 14.12	$ 9.96	$ 10.52	$ 10.26
Net investment income (loss) (b)	0.08	0.08	0.13	0.11	0.08	0.10	0.13
Net realized and unrealized gain (loss)	2.53	(1.05)	(0.16)	0.66	4.36	(0.51)	0.26
Total from investment operations	2.61	(0.97)	(0.03)	0.77	4.44	(0.41)	0.39
Less distributions:
From net investment income	(0.07)	(0.04)	(0.14)	(0.10)	(0.06)	(0.12)	(0.10)
From net realized gain on investments	—	—	—	(0.02)	(0.22)	(0.03)	(0.03)
Total distributions	(0.07)	(0.04)	(0.14)	(0.12)	(0.28)	(0.15)	(0.13)
Net asset value at end of period	$ 16.13	$ 13.59	$ 14.60	$ 14.77	$ 14.12	$ 9.96	$ 10.52
Total investment return	19.27%(c)	(6.66)%(c)	(0.10)% (d)(e)	5.39% (d)(e)	44.65% (d)(e)	(4.07)% (d)(e)	4.02% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%††	0.98%††	0.95% (f)(g)	0.72% (f)(g)	0.64% (f)(g)	0.89% (f)(g)	1.23% (f)(g)
Net expenses	0.80%††(h)	0.80%††(h)	0.80% (f)(g)	0.80% (f)(g)	0.80% (f)(g)	0.80% (f)(g)	0.80% (f)(g)
Expenses (before waiver/reimbursement)	0.90%††(h)	1.09%††(h)	1.30%(g)	1.24%(g)	1.30%(g)	1.31%(g)	1.48%(g)
Portfolio turnover rate	4%	12%	11%(e)	2%(e)	12%(e)	8%(e)	38%(e)
Net assets at end of period (in 000's)	$ 163,069	$ 94,796	$ 39,343	$ 43,451	$ 41,229	$ 45,405	$ 57,026

*	Unaudited.
#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay PineStone International Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Fund is successor to the Fiera Capital International Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Fiera Capital, Inc. served as the investment advisor. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on August 28, 2023. Upon completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the corresponding shares of the Predecessor Fund. All information provided for periods prior to August 28, 2023, refers to the Predecessor Fund.
Effective at the close of business on September 8, 2023, the Fund acquired the assets and liabilities of MainStay Mackay International Equity Fund (the “Reorganization”), which was a separate series of the Trust. The Reorganization was approved by the Board of Trustees of the Trust (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the“Reorganization Agreement”). See Note 10 for additional information.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 29, 2017
Investor Class	August 28, 2023
Class C	August 28, 2023
Class I	September 29, 2017
Class P	August 28, 2023
Class R6	September 29, 2017
Effective at the close of business on February 23, 2024, Class R1, R2 and R3 shares were liquidated.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Class P shares are generally only available to investors that have a relationship with PineStone Asset Management Inc. and are invested directly with the Fund. An investment minimum of $5,000,000 applies for Class P and no subsequent investment minimum. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek capital appreciation.
Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC ("New York Life Investments" or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation

20	MainStay PineStone International Equity Fund

Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that
21

Notes to Financial Statements (Unaudited) (continued)
has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes

22	MainStay PineStone International Equity Fund

in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least annually and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets
23

Notes to Financial Statements (Unaudited) (continued)
can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. PineStone Asset Management Inc. (“PineStone” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and PineStone, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.80% of the Fund's average daily net assets. During the six-month period ended April 30, 2024, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.20%; Investor Class, 1.54%; Class C, 2.29%; Class I, 0.85%; Class P, 0.85%; and Class R6, 0.80%. This agreement will remain in effect until February 28, 2028, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $1,726,470 and waived fees and/or reimbursed certain class specific expenses in the amount of $264,650 and paid the Subadvisor fees in the amount of $820,358.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plans, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the

24	MainStay PineStone International Equity Fund

average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2024, shareholder service fees incurred by the Fund were as follows:

Class R1*	$ 47
Class R2*	55
Class R3*	192

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2024, were $3,175 and $641, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2024, of $391 and $21, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until
February 28, 2028, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$23,369	$ —
Investor Class	41,801	(2,968)
Class C	2,276	(164)
Class I	74,822	—
Class R1*	49	—
Class R2*	59	—
Class R3*	218	—
Class R6	2,804	—

*	Effective at the close of business on February 23, 2024, Class R1, Class R2 and R3 shares were liquidated.
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Investor Class	$27,531	0.2%
Class C	27,397	3.5
Class P	27,653	100.0
Class R6	31,075	0.0‡

‡	Less than one-tenth of a percent.
25

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$377,778,204	$93,799,221	$(4,613,664)	$89,185,557
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $28,450,965, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$27,493	$958
During the period from April 1, 2023 through October 31, 2023 and the years ended March 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023
Distributions paid from:
Ordinary Income	$454,532	$1,790,855

(a)	The Fund changed its fiscal year end from March 31 to October 31.
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $59,584 and $17,519, respectively.

26	MainStay PineStone International Equity Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024, the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	471,763	$ 7,513,033
Shares issued to shareholders in reinvestment of distributions	14,624	214,828
Shares redeemed	(469,429)	(7,354,967)
Net increase (decrease) in shares outstanding before conversion	16,958	372,894
Shares converted into Class A (See Note 1)	36,183	578,057
Net increase (decrease)	53,141	$ 950,951
Period ended October 31, 2023:(a)(b)
Shares sold	388,513	$ 5,588,183
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	3,580,911	51,702,622
Shares issued to shareholders in reinvestment of distributions	380	5,610
Shares redeemed	(129,124)	(1,822,996)
Net increase (decrease) in shares outstanding before conversion	3,840,680	55,473,419
Shares converted into Class A (See Note 1)	7,220	100,056
Net increase (decrease)	3,847,900	$ 55,573,475
Year ended March 31, 2023:
Shares sold	299,422	$ 4,026,503
Shares issued to shareholders in reinvestment of distributions	2,036	26,553
Shares redeemed	(99,359)	(1,322,961)
Net increase (decrease)	202,099	$ 2,730,095

Investor Class	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	16,653	$ 264,985
Shares issued to shareholders in reinvestment of distributions	2,696	39,600
Shares redeemed	(42,417)	(671,169)
Net increase (decrease) in shares outstanding before conversion	(23,068)	(366,584)
Shares converted into Investor Class (See Note 1)	1,840	27,857
Shares converted from Investor Class (See Note 1)	(35,578)	(568,189)
Net increase (decrease)	(56,806)	$ (906,916)
Period ended October 31, 2023:(c)
Shares sold	7,729	$ 109,898
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	948,409	13,693,891
Shares redeemed	(11,837)	(164,520)
Net increase (decrease) in shares outstanding before conversion	944,301	13,639,269
Shares converted into Investor Class (See Note 1)	980	14,087
Shares converted from Investor Class (See Note 1)	(6,869)	(94,988)
Net increase (decrease)	938,412	$ 13,558,368

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	5,626	$ 92,636
Shares issued to shareholders in reinvestment of distributions	25	376
Shares redeemed	(9,091)	(142,107)
Net increase (decrease) in shares outstanding before conversion	(3,440)	(49,095)
Shares converted from Class C (See Note 1)	(2,464)	(37,725)
Net increase (decrease)	(5,904)	$ (86,820)
Period ended October 31, 2023:(c)
Shares sold	2,005	$ 28,980
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	55,843	806,110
Shares redeemed	(1,690)	(23,215)
Net increase (decrease) in shares outstanding before conversion	56,158	811,875
Shares converted from Class C (See Note 1)	(1,336)	(19,155)
Net increase (decrease)	54,822	$ 792,720

27

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	1,507,540	$ 24,543,995
Shares issued to shareholders in reinvestment of distributions	54,670	805,283
Shares redeemed	(1,339,843)	(20,416,765)
Net increase (decrease) in shares outstanding before conversion	222,367	4,932,513
Shares converted from Class I (See Note 1)	(402,352)	(6,154,639)
Net increase (decrease)	(179,985)	$ (1,222,126)
Period ended October 31, 2023:(b)(d)
Shares sold	1,778,011	$ 26,269,529
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	1,074,843	15,546,857
Shares issued to shareholders in reinvestment of distributions	21,090	311,493
Shares redeemed	(1,646,610)	(23,274,878)
Net increase (decrease) in shares outstanding before conversion	1,227,334	18,853,001
Shares converted from Class I (See Note 1)	(681,617)	(9,283,620)
Net increase (decrease)	545,717	$ 9,569,381
Year ended March 31, 2023:
Shares sold	3,340,494	$ 44,915,874
Shares issued to shareholders in reinvestment of distributions	100,559	1,312,291
Shares redeemed	(4,691,151)	(61,011,193)
Net increase (decrease)	(1,250,098)	$(14,783,028)

Class P	Shares	Amount
Six-month period ended April 30, 2024:
Shares issued to shareholders in reinvestment of distributions	8	$ 120
Net increase (decrease)	8	$ 120
Period ended October 31, 2023:(c)
Shares sold	1,714	$ 25,000
Net increase (decrease)	1,714	$ 25,000

Class R1	Shares	Amount
Six-month period ended April 30, 2024:(e)
Shares sold	152	$ 2,233
Shares issued to shareholders in reinvestment of distributions	41	599
Shares redeemed	(9,936)	(164,327)
Net increase (decrease)	(9,743)	$ (161,495)
Period ended October 31, 2023:(c)
Shares sold	1,860	$ 27,027
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	7,884	114,043
Shares redeemed	(1)	(9)
Net increase (decrease)	9,743	$ 141,061

Class R2	Shares	Amount
Six-month period ended April 30, 2024:(e)
Shares sold	76	$ 1,107
Shares issued to shareholders in reinvestment of distributions	17	258
Shares redeemed	(12,652)	(207,026)
Net increase (decrease)	(12,559)	$ (205,661)
Period ended October 31, 2023:(c)
Shares sold	1,799	$ 26,181
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	11,467	165,862
Shares redeemed	(707)	(9,677)
Net increase (decrease)	12,559	$ 182,366

Class R3	Shares	Amount
Six-month period ended April 30, 2024:(e)
Shares sold	722	$ 10,674
Shares issued to shareholders in reinvestment of distributions	114	1,681
Shares redeemed	(47,265)	(763,050)
Net increase (decrease)	(46,429)	$ (750,695)
Period ended October 31, 2023:(c)
Shares sold	3,194	$ 45,850
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	52,160	754,368
Shares redeemed	(8,925)	(120,815)
Net increase (decrease)	46,429	$ 679,403

28	MainStay PineStone International Equity Fund

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	3,190,231	$ 50,364,721
Shares issued to shareholders in reinvestment of distributions	32,584	481,588
Shares redeemed	(489,332)	(7,826,783)
Net increase (decrease) in shares outstanding before conversion	2,733,483	43,019,526
Shares converted into Class R6 (See Note 1)	401,039	6,154,639
Net increase (decrease)	3,134,522	$ 49,174,165
Period ended October 31, 2023:(b)(f)
Shares sold	416,586	$ 5,988,356
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	3,381,136	49,122,828
Shares issued to shareholders in reinvestment of distributions	6,861	101,817
Shares redeemed	(201,568)	(3,027,317)
Net increase (decrease) in shares outstanding before conversion	3,603,015	52,185,684
Shares converted into Class R6 (See Note 1)	678,131	9,283,620
Net increase (decrease)	4,281,146	$ 61,469,304
Year ended March 31, 2023:
Shares issued to shareholders in reinvestment of distributions	28,377	$ 371,742
Shares redeemed	(274,348)	(4,000,000)
Net increase (decrease)	(245,971)	$ (3,628,258)

(a)	Investor Class converted to Class A on August 25, 2023.
(b)	The Fund changed its fiscal year end from March 31 to October 31.
(c)	The inception date of the class was August 28, 2023.
(d)	Institutional Class converted to Class I on August 25, 2023.
(e)	Class liquidated and is no longer offered for sale as of February 23, 2024.
(f)	Class Z converted to Class R6 on August 25, 2023.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
30	MainStay PineStone International Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
31

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
6641977 MS081-24	MSPIE10-06/24
(NYLIM) NL550

MainStay PineStone Global Equity Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Stock and bond markets gained broad ground during the six-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.
Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range, as central banks struggled to bring inflation under control. Early in the reporting period, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.1% and 3.5%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.
The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced double-digit gains, reaching record levels in March 2024. Market strength, which had been narrowly focused on mega-cap, technology-related stocks during the previous six months broadened significantly during the reporting period. All industry sectors produced positive results, with the strongest returns in communication services, information technology and industrials, and more moderate gains in the lagging energy, real estate and consumer staples areas. Growth-oriented shares slightly outperformed value-oriented issues, while large- and mid-cap stocks modestly outperformed their small-cap counterparts. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.
Bonds generally gained ground as well. The yield on the 10-year Treasury note ranged between approximately 4.7% and 3.8%, while the 2-year Treasury yield remained slightly higher, between approximately 5.0% and 4.1%, in an inverted curve pattern often viewed as indicative of an impending economic slowdown. Nevertheless, the prevailing environment of stable interest rates and attractive yields provided a favorable environment for fixed-income investors. Long-term Treasury bonds and investment-grade corporate bonds produced similar gains, while high yield bonds advanced by a slightly greater margin, despite the added risks implicit in an uptick in default rates. International bond markets modestly outperformed their U.S. counterparts, led by a rebound in the performance of emerging-markets debt.
The risks and uncertainties inherent in today’s markets call for the kind of insight and expertise that New York Life Investments offers through our one-on-one philosophy, long-lasting focus, and multi-boutique approach.
Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available on dfinview.com/NYLIM. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 5.50% Initial Sales Charge	With sales charges	4/28/2017	8.49%	9.87%	10.26%	11.71%	1.77%
		Excluding sales charges		14.81	9.87	10.26	11.71	1.77
Class C Shares	Maximum 1.00% CDSC	With sales charges	8/28/2023	13.28	N/A	N/A	6.61	2.73
	if Redeemed Within One Year of Purchase	Excluding sales charges		14.28	N/A	N/A	7.61	2.73
Class I Shares[4]			4/28/2017	14.93	10.14	10.53	12.00	1.52
Class P Shares			8/28/2023	14.93	N/A	N/A	8.45	1.48
Class R6 Shares			8/28/2023	14.93	N/A	N/A	8.45	1.48

1.	Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Performance figures for Class A shares and Class I shares reflect the historical performance of the then-existing Investor Class shares and Institutional Class shares, respectively, of the Fiera Capital Global Equity Fund (the "Predecessor Fund"), which was subject to a different fee structure for periods prior to August 28, 2023. The Fund commenced operations on August 28, 2023.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
MSCI World Index (Net)[2]	20.29%	18.39%	10.46%	10.26%
Morningstar Global Large-Stock Growth Category Average[3]	21.62	17.03	9.29	9.77

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the MSCI World Index (Net), which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3.	The Morningstar Global Large-Stock Growth Category Average is a representative of funds that invest in a variety of international stocks and typically skew towards large caps that are more expensive or projected to grow faster than other global large-cap stocks. World large stock growth portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe's emerging markets. These portfolios are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay PineStone Global Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay PineStone Global Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2023 to April 30, 2024, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2023 to April 30, 2024.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2024. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/23	Ending Account Value (Based on Actual Returns and Expenses) 4/30/24	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/24	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,148.10	$ 5.87	$1,019.39	$ 5.52	1.10%
Class C Shares	$1,000.00	$1,142.80	$10.66	$1,014.92	$10.02	2.00%
Class I Shares	$1,000.00	$1,149.30	$ 4.54	$1,020.64	$ 4.27	0.85%
Class P Shares	$1,000.00	$1,149.30	$ 4.54	$1,020.64	$ 4.27	0.85%
Class R6 Shares	$1,000.00	$1,149.30	$ 4.49	$1,020.69	$ 4.22	0.84%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2024 (Unaudited)
United States	68.8%
United Kingdom	7.9
Taiwan	6.4
Switzerland	4.3
France	4.1
Denmark	3.3
Japan	2.8%
India	1.7
Other Assets, Less Liabilities	0.7
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc., Class A
3.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
4.	AutoZone, Inc.
5.	Moody's Corp.
6.	Mastercard, Inc., Class A
7.	LVMH Moet Hennessy Louis Vuitton SE
8.	UnitedHealth Group, Inc.
9.	TJX Cos., Inc. (The)
10.	Novo Nordisk A/S, Class B

8	MainStay PineStone Global Equity Fund

Portfolio of Investments April 30, 2024†^(Unaudited)
	Shares	Value
Common Stocks 99.3%
Denmark 3.3%
Novo Nordisk A/S, Class B (Pharmaceuticals)	7,168	$ 921,199
France 4.1%
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,447	1,164,800
India 1.7%
HDFC Bank Ltd., ADR (Banks)	8,485	488,736
Japan 2.8%
Keyence Corp. (Electronic Equipment, Instruments & Components)	1,767	782,704
Switzerland 4.3%
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods)	5,334	738,132
Geberit AG (Registered) (Building Products)	925	493,945
		1,232,077
Taiwan 6.4%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	13,291	1,825,386
United Kingdom 7.9%
Diageo plc (Beverages)	19,379	668,255
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure)	9,171	893,596
Intertek Group plc (Professional Services)	5,656	347,191
Spirax-Sarco Engineering plc (Machinery)	2,880	317,438
		2,226,480
United States 68.8%
Alphabet, Inc., Class A (Interactive Media & Services) (a)	12,186	1,983,637
	Shares	Value

United States (continued)
AutoZone, Inc. (Specialty Retail) (a)	485	$ 1,433,854
Becton Dickinson & Co. (Health Care Equipment & Supplies)	2,446	573,832
Carrier Global Corp. (Building Products)	11,168	686,720
CME Group, Inc. (Capital Markets)	4,169	873,989
Graco, Inc. (Machinery)	7,332	588,026
Johnson & Johnson (Pharmaceuticals)	4,554	658,463
Mastercard, Inc., Class A (Financial Services)	3,055	1,378,416
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	472	580,418
Microsoft Corp. (Software)	5,481	2,133,917
Moody's Corp. (Capital Markets)	3,790	1,403,551
MSCI, Inc. (Capital Markets)	1,374	639,996
Nestle SA (Registered) (Food Products)	8,666	869,280
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	4,721	435,559
Oracle Corp. (Software)	7,377	839,134
Otis Worldwide Corp. (Machinery)	8,262	753,494
PepsiCo, Inc. (Beverages)	4,677	822,731
Sherwin-Williams Co. (The) (Chemicals)	2,830	847,896
TJX Cos., Inc. (The) (Specialty Retail)	10,188	958,589
UnitedHealth Group, Inc. (Health Care Providers & Services)	2,238	1,082,521
		19,544,023
Total Common Stocks (Cost $17,906,747)		28,185,405
Total Investments (Cost $17,906,747)	99.3%	28,185,405
Other Assets, Less Liabilities	0.7	207,756
Net Assets	100.0%	$ 28,393,161

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 90	$ 2,969	$ (3,059)	$ —	$ —	$ —	$ 6	$ —	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Denmark	$ —	$ 921,199	$ —	$ 921,199
France	—	1,164,800	—	1,164,800
Japan	—	782,704	—	782,704
Switzerland	—	1,232,077	—	1,232,077
United Kingdom	—	2,226,480	—	2,226,480
United States	18,674,743	869,280	—	19,544,023
All Other Countries	2,314,122	—	—	2,314,122
Total Investments in Securities	$ 20,988,865	$ 7,196,540	$ —	$ 28,185,405

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay PineStone Global Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Banks	$ 488,736	1.7%
Beverages	1,490,986	5.3
Building Products	1,180,665	4.2
Capital Markets	2,917,536	10.3
Chemicals	847,896	3.0
Electronic Equipment, Instruments & Components	782,704	2.8
Financial Services	1,378,416	4.9
Food Products	869,280	3.1
Health Care Equipment & Supplies	573,832	2.0
Health Care Providers & Services	1,082,521	3.8
Hotels, Restaurants & Leisure	893,596	3.1
Interactive Media & Services	1,983,637	7.0
Life Sciences Tools & Services	580,418	2.0
Machinery	1,658,958	5.8
Pharmaceuticals	1,579,662	5.6
Professional Services	347,191	1.2
Semiconductors & Semiconductor Equipment	1,825,386	6.4
Software	2,973,051	10.5
Specialty Retail	2,392,443	8.4
Textiles, Apparel & Luxury Goods	2,338,491	8.2
	28,185,405	99.3
Other Assets, Less Liabilities	207,756	0.7
Net Assets	$28,393,161	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (identified cost $17,906,747)	$28,185,405
Cash	51,797
Receivables:
Dividends	103,178
Fund shares sold	15,603
Other assets	74,655
Total assets	28,430,638
Liabilities
Payables:
Custodian	13,646
Manager (See Note 3)	10,342
Transfer agent (See Note 3)	9,538
Shareholder communication	1,658
NYLIFE Distributors (See Note 3)	399
Professional fees	326
Accrued expenses	1,568
Total liabilities	37,477
Net assets	$28,393,161
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 1,501
Additional paid-in-capital	18,655,964
18,657,465
Total distributable earnings (loss)	9,735,696
Net assets	$28,393,161
Class A
Net assets applicable to outstanding shares	$ 1,651,236
Shares of beneficial interest outstanding	87,677
Net asset value per share outstanding	$ 18.83
Maximum sales charge (5.50% of offering price)	1.10
Maximum offering price per share outstanding	$ 19.93
Class C
Net assets applicable to outstanding shares	$ 40,369
Shares of beneficial interest outstanding	2,152
Net asset value and offering price per share outstanding	$ 18.76
Class I
Net assets applicable to outstanding shares	$26,491,107
Shares of beneficial interest outstanding	1,400,069
Net asset value and offering price per share outstanding	$ 18.92
Class P
Net assets applicable to outstanding shares	$ 27,111
Shares of beneficial interest outstanding	1,432
Net asset value and offering price per share outstanding	$ 18.93
Class R6
Net assets applicable to outstanding shares	$ 183,338
Shares of beneficial interest outstanding	9,690
Net asset value and offering price per share outstanding	$ 18.92

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay PineStone Global Equity Fund

Statement of Operations for the six months ended April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $13,043)	$ 203,934
Dividends-affiliated	5,530
Securities lending, net	115
Total income	209,579
Expenses
Manager (See Note 3)	109,731
Registration	38,247
Professional fees	13,880
Custodian	12,932
Transfer agent (See Note 3)	7,795
Distribution/Service—Class A (See Note 3)	1,867
Distribution/Service—Class C (See Note 3)	172
Shareholder communication	1,027
Trustees	298
Miscellaneous	7,455
Total expenses before waiver/reimbursement	193,404
Expense waiver/reimbursement from Manager (See Note 3)	(74,753)
Net expenses	118,651
Net investment income (loss)	90,928
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	215,006
Foreign currency transactions	(56)
Net realized gain (loss)	214,950
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,174,617
Translation of other assets and liabilities in foreign currencies	(828)
Net change in unrealized appreciation (depreciation)	3,173,789
Net realized and unrealized gain (loss)	3,388,739
Net increase (decrease) in net assets resulting from operations	$3,479,667
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended April 30, 2024 (Unaudited), the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023
	Six months ended April 30, 2024	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 90,928	$ 82,093	$ 118,875
Net realized gain (loss)	214,950	51,718	(641,750)
Net change in unrealized appreciation (depreciation)	3,173,789	(476,345)	(484,720)
Net increase (decrease) in net assets resulting from operations	3,479,667	(342,534)	(1,007,595)
Distributions to shareholders:
Class A	(5,211)	—	(55,479)
Class C	(54)	—	—
Class I	(140,647)	—	(1,427,637)
Class P	(139)	—	—
Class R6	(152)	—	—
Total distributions to shareholders	(146,203)	—	(1,483,116)
Capital share transactions:
Net proceeds from sales of shares	2,959,784	1,518,511	1,120,155
Net asset value of shares issued to shareholders in reinvestment of distributions	124,320	—	755,146
Cost of shares redeemed	(650,570)	(6,910,150)	(3,353,013)
Increase (decrease) in net assets derived from capital share transactions	2,433,534	(5,391,639)	(1,477,712)
Net increase (decrease) in net assets	5,766,998	(5,734,173)	(3,968,423)
Net Assets
Beginning of period	22,626,163	28,360,336	32,328,759
End of period	$28,393,161	$22,626,163	$28,360,336

(a)	The Fund changed its fiscal year end from March 31 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay PineStone Global Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	April 1 2023 through October 31,	Year Ended March 31,
Class A	2024 *	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 16.47	$ 16.87	$ 18.23	$ 17.05	$ 11.63	$ 12.73	$ 11.60
Net investment income (loss) (b)	0.04	0.03	0.03	0.00‡	0.02	0.05	0.04
Net realized and unrealized gain (loss)	2.39	(0.43)	(0.51)	1.83	5.49	(0.63)	1.19
Total from investment operations	2.43	(0.40)	(0.48)	1.83	5.51	(0.58)	1.23
Less distributions:
From net investment income	(0.07)	—	(0.03)	(0.01)	(0.03)	(0.11)	(0.07)
From net realized gain on investments	—	—	(0.85)	(0.64)	(0.06)	(0.41)	(0.03)
Total distributions	(0.07)	—	(0.88)	(0.65)	(0.09)	(0.52)	(0.10)
Net asset value at end of period	$ 18.83	$ 16.47	$ 16.87	$ 18.23	$ 17.05	$ 11.63	$ 12.73
Total investment return	14.81%(c)	(2.37)%(c)	(2.19)% (d)(e)	10.39% (d)(e)	47.37% (d)(e)	(5.26)% (d)(e)	10.75% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%††	0.31%††	0.19% (f)(g)	0.01% (f)(g)	0.10% (f)(g)	0.35% (f)(g)	0.72% (f)(g)
Net expenses	1.10%††(h)	1.13%††(h)	1.15% (f)(g)	1.15% (f)(g)	1.15% (f)(g)	1.15% (f)(g)	1.15% (f)(g)
Expenses (before waiver/reimbursement)	1.64%††(h)	2.28%††(h)	2.26%(g)	1.95%(g)	2.30%(g)	2.39%(g)	3.59%(g)
Portfolio turnover rate	3%	7%	11%(e)	25%(e)	16%(e)	45%(e)	28%(e)
Net assets at end of period (in 000's)	$ 1,651	$ 1,117	$ 1,104	$ 1,157	$ 996	$ 340	$ 144

*	Unaudited.
#	The Fund changed its fiscal year end from March 31 to October 31.
‡	Less than one cent per share.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30,	August 28, 2023^ through October 31,
Class C	2024 *	2023
Net asset value at beginning of period	$ 16.45	$ 17.59
Net investment income (loss) (a)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	2.39	(1.12)
Total from investment operations	2.35	(1.14)
Less distributions:
From net investment income	(0.04)	—
Net asset value at end of period	$ 18.76	$ 16.45
Total investment return (b)	14.28%	(6.48)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.46)%	(0.71)%
Net expenses††(d)	2.00%	2.00%
Expenses (before waiver/reimbursement)††(d)	2.54%	2.94%
Portfolio turnover rate	3%	7%
Net assets at end of period (in 000’s)	$ 40	$ 24

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay PineStone Global Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30,	April 1 2023 through October 31,	Year Ended March 31,
Class I	2024 *	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 16.56	$ 16.93	$ 18.29	$ 17.11	$ 11.66	$ 12.74	$ 11.60
Net investment income (loss) (b)	0.06	0.06	0.07	0.05	0.05	0.08	0.11
Net realized and unrealized gain (loss)	2.41	(0.43)	(0.50)	1.82	5.52	(0.62)	1.15
Total from investment operations	2.47	(0.37)	(0.43)	1.87	5.57	(0.54)	1.26
Less distributions:
From net investment income	(0.11)	—	(0.08)	(0.05)	(0.06)	(0.13)	(0.09)
From net realized gain on investments	—	—	(0.85)	(0.64)	(0.06)	(0.41)	(0.03)
Total distributions	(0.11)	—	(0.93)	(0.69)	(0.12)	(0.54)	(0.12)
Net asset value at end of period	$ 18.92	$ 16.56	$ 16.93	$ 18.29	$ 17.11	$ 11.66	$ 12.74
Total investment return	14.93%(c)	(2.19)%(c)	(1.92)% (d)(e)	10.58% (d)(e)	47.78% (d)(e)	(4.97)% (d)(e)	11.07% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%††	0.55%††	0.44% (f)(g)	0.26% (f)(g)	0.35% (f)(g)	0.60% (f)(g)	0.96% (f)(g)
Net expenses	0.85%††(h)	0.88%††(h)	0.90% (f)(g)	0.90% (f)(g)	0.90% (f)(g)	0.90% (f)(g)	0.90% (f)(g)
Expenses (before waiver/reimbursement)	1.40%††(h)	2.04%††(h)	2.01%(g)	1.70%(g)	2.05%(g)	2.14%(g)	3.34%(g)
Portfolio turnover rate	3%	7%	11%(e)	25%(e)	16%(e)	45%(e)	28%(e)
Net assets at end of period (in 000's)	$ 26,491	$ 21,438	$ 27,257	$ 31,172	$ 26,361	$ 15,613	$ 12,478

*	Unaudited.
#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30,	August 28, 2023^ through October 31,
Class P	2024 *	2023
Net asset value at beginning of period	$ 16.56	$ 17.68
Net investment income (loss) (a)	0.06	0.01
Net realized and unrealized gain (loss)	2.41	(1.13)
Total from investment operations	2.47	(1.12)
Less distributions:
From net investment income	(0.10)	—
Net asset value at end of period	$ 18.93	$ 16.56
Total investment return (b)	14.93%	(6.33)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.68%	0.44%
Net expenses††(d)	0.85%	0.85%
Expenses (before waiver/reimbursement)††(d)	1.34%	1.69%
Portfolio turnover rate	3%	7%
Net assets at end of period (in 000’s)	$ 27	$ 24

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	August 28, 2023^ through October 31,
Class R6	2024 *	2023
Net asset value at beginning of period	$ 16.56	$ 17.68
Net investment income (loss) (a)	0.10	0.01
Net realized and unrealized gain (loss)	2.37	(1.13)
Total from investment operations	2.47	(1.12)
Less distributions:
From net investment income	(0.11)	—
Net asset value at end of period	$ 18.92	$ 16.56
Total investment return (b)	14.93%	(6.33)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.06%	0.45%
Net expenses††(d)	0.84%	0.84%
Expenses (before waiver/reimbursement)††(d)	1.32%	1.69%
Portfolio turnover rate	3%	7%
Net assets at end of period (in 000’s)	$ 183	$ 24

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay PineStone Global Equity Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay PineStone Global Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Fund is successor to the Fiera Capital Global Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Fiera Capital, Inc. served as the investment advisor. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on August 28, 2023. Upon completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the corresponding shares of the Predecessor Fund. All information provided for periods prior to August 28, 2023, refers to the Predecessor Fund.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	April 28, 2017
Class C	August 28, 2023
Class I	April 28, 2017
Class P	August 28, 2023
Class R6	August 28, 2023
Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A shares at the end of the calendar quarter eight years after the date they were purchased. Class P shares are generally only available to investors that have a relationship with PineStone Asset Management Inc. and are invested directly with the Fund. An investment minimum of $5,000,000 for Class P shares applies and no subsequent investment minimum. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A shares. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek capital appreciation.
Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.

19

Notes to Financial Statements (Unaudited) (continued)
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments

20	MainStay PineStone Global Equity Fund

not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least annually and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred
21

Notes to Financial Statements (Unaudited) (continued)
under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations.
(J) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum

22	MainStay PineStone Global Equity Fund

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. PineStone Asset Management Inc. (“PineStone” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and PineStone, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.80% of the Fund's average daily net assets. During the six-month period ended April 30, 2024, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.10%; Class C, 2.00%; Class I, 0.85%; Class P, 0.85% and Class R6, 0.84%. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $109,731 and waived fees and/or reimbursed expenses in the amount of $74,753 and paid the Subadvisor fees in the amount of $54,866.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with
New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares during the six-month period ended April 30, 2024, were $183.
During the six-month period ended April 30, 2024, the Fund was also advised that the Distributor did not retain any CDSCs on redemptions of Class C shares.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until
23

Notes to Financial Statements (Unaudited) (continued)
February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 387	$—
Class C	35	—
Class I	7,372	—
Class R6	1	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2024, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$27,028	1.6%
Class C	26,902	66.6
Class P	27,109	100.0
Class R6	27,109	14.8
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$18,167,418	$10,112,811	$(94,824)	$10,017,987
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $563,994, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$564
During the period from April 1, 2023 through October 31, 2023 and the years ended March 31, 2023, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023
Distributions paid from:
Ordinary Income	$—	$ 125,758
Long-Term Capital Gains	—	1,357,358
Total	$—	$1,483,116

(a)	The Fund changed its fiscal year end from March 31 to October 31.
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2024, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

24	MainStay PineStone Global Equity Fund

Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2024, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2024, purchases and sales of securities, other than short-term securities, were $3,126 and $779, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2024, the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	32,113	$ 611,632
Shares issued to shareholders in reinvestment of distributions	293	5,211
Shares redeemed	(12,541)	(240,034)
Net increase (decrease)	19,865	$ 376,809
Period ended October 31, 2023:(a)(b)
Shares sold	9,421	$ 165,573
Shares redeemed	(7,040)	(123,541)
Net increase (decrease)	2,381	$ 42,032
Year ended March 31, 2023:
Shares sold	2,307	$ 37,695
Shares issued to shareholders in reinvestment of distributions	3,392	52,775
Shares redeemed	(3,723)	(62,689)
Net increase (decrease)	1,976	$ 27,781

Class C	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	718	$ 13,100
Shares issued to shareholders in reinvestment of distributions	3	54
Net increase (decrease)	721	$ 13,154
Period ended October 31, 2023:(c)
Shares sold	1,431	$ 25,000
Net increase (decrease)	1,431	$ 25,000

Class I	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	120,215	$ 2,169,287
Shares issued to shareholders in reinvestment of distributions	6,653	118,764
Shares redeemed	(21,563)	(409,650)
Net increase (decrease)	105,305	$ 1,878,401
Period ended October 31, 2023:(b)(d)
Shares sold	74,507	$ 1,277,938
Shares redeemed	(389,688)	(6,786,609)
Net increase (decrease)	(315,181)	$(5,508,671)
Year ended March 31, 2023:
Shares sold	66,898	$ 1,082,460
Shares issued to shareholders in reinvestment of distributions	45,024	702,371
Shares redeemed	(205,976)	(3,290,324)
Net increase (decrease)	(94,054)	$(1,505,493)

Class P	Shares	Amount
Six-month period ended April 30, 2024:
Shares issued to shareholders in reinvestment of distributions	8	$ 139
Net increase (decrease)	8	$ 139
Period ended October 31, 2023:(c)
Shares sold	1,424	$ 25,000
Net increase (decrease)	1,424	$ 25,000

Class R6	Shares	Amount
Six-month period ended April 30, 2024:
Shares sold	8,302	$ 165,765
Shares issued to shareholders in reinvestment of distributions	9	152
Shares redeemed	(45)	(886)
Net increase (decrease)	8,266	$ 165,031
Period ended October 31, 2023:(c)
Shares sold	1,424	$ 25,000
Net increase (decrease)	1,424	$ 25,000

(a)	Investor Class converted to Class A on August 25, 2023.
(b)	The Fund changed its fiscal year end from March 31 to October 31.
(c)	The inception date of the class was August 28, 2023.
(d)	Institutional Class converted to Class I on August 25, 2023.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and
25

Notes to Financial Statements (Unaudited) (continued)
economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
26	MainStay PineStone Global Equity Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of MainStay Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 27, 2024, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2023, through December 31, 2023 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
28

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Income Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Oregon Muni Fund
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Utah Muni Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA (all share classes); and MI (Class A and Class I shares only); and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I and Class C2 shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY, VT (all share classes) and SD (Class R6 shares only).
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2024 NYLIFE Distributors LLC. All rights reserved.
6641752 MS081-24	MSPGE10-06/24
(NYLIM) NL551

Item 2.   Code of Ethics.

Not applicable.

Item 3.   Audit Committee Financial Expert.

Not applicable.

Item 4.   Principal Accountant Fees and Services.

Not applicable.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)  Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)  Section 302 Certifications are attached.

(b)  Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 5, 2024

By:	/s/ Jack Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 5, 2024